UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-3785

Fidelity Advisor Series I
 (Exact name of registrant as specified in charter)

82 Devonshire St., Boston, Massachusetts 02109
 (Address of principal executive offices)       (Zip code)

Scott C. Goebel, Secretary

82 Devonshire St.

Boston, Massachusetts 02109
(Name and address of agent for service)

Registrant's telephone number, including area code: 617-563-7000

Date of fiscal year end:	October 31

Date of reporting period:	October 31, 2008

Item 1. Reports to Stockholders

(Fidelity Investment logo)(registered trademark)
Fidelity® Advisor

Floating Rate High Income

Fund - Class A, Class T, Class B
and Class C

Annual Report

October 31, 2008

(2_fidelity_logos) (Registered_Trademark)

Contents

Chairman's Message	<Click Here>	Ned Johnson's message to shareholders.
Performance	<Click Here>	How the fund has done over time.
Management's Discussion	<Click Here>	The manager's review of fund performance, strategy and outlook.
Shareholder Expense Example	<Click Here>	An example of shareholder expenses.
Investment Changes	<Click Here>	A summary of major shifts in the fund's investments over the past six months.
Investments	<Click Here>	A complete list of the fund's investments with their market values.
Financial Statements	<Click Here>	Statements of assets and liabilities, operations, and changes in net assets, as well as financial highlights.
Notes	<Click Here>	Notes to financial statements.
Report of Independent Registered Public Accounting Firm	<Click Here>
Trustees and Officers	<Click Here>
Distributions	<Click Here>
Proxy Voting Results	<Click Here>
Board Approval of Investment Advisory Contracts and Management Fees	<Click Here>

To view a fund's proxy voting guidelines and proxy voting record for the 12-month period ended June 30, visit http://www.fidelity.com (search for "proxy voting guidelines") or visit the Securities and Exchange Commission's (SEC) web site at http://www.sec.gov. You may also call 1-877-208-0098 to request a free copy of the proxy voting guidelines.

Standard & Poor's, S&P and S&P 500 are registered service marks of The McGraw-Hill Companies, Inc. and have been licensed for use by Fidelity Distributors Corporation.

Other third party marks appearing herein are the property of their respective owners.

All other marks appearing herein are registered or unregistered trademarks or service marks of FMR LLC or an affiliated company.

Annual Report

This report and the financial statements contained herein are submitted for the general information of the shareholders of the fund. This report is not authorized for distribution to prospective investors in the fund unless preceded or accompanied by an effective prospectus.

A fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. Forms N-Q are available on the SEC's web site at http://www.sec.gov. A fund's Forms N-Q may be reviewed and copied at the SEC's Public Reference Room in Washington, DC. Information regarding the operation of the SEC's Public Reference Room may be obtained by calling 1-800-SEC-0330. For a complete list of a fund's portfolio holdings, view the most recent holdings listing, semiannual report, or annual report on Fidelity's web site at http://www.fidelity.com or http://www.advisor.fidelity.com, as applicable.

NOT FDIC INSURED · MAY LOSE VALUE · NO BANK GUARANTEE

Neither the fund nor Fidelity Distributors Corporation is a bank.

Annual Report

Chairman's Message

(photo_of_Edward_C_Johnson_3d)

Dear Shareholder:

Turmoil has been the watchword for the world's securities markets in 2008, with domestic and international stocks down sharply amid the global credit squeeze. A flight to quality boosted returns for U.S. Treasuries, one of the few asset classes with positive results heading into the latter stages of the year. Financial markets are always unpredictable, but there are a number of time-tested principles that can put the historical odds in your favor.

One of the basic tenets is to invest for the long term. Over time, riding out the markets' inevitable ups and downs has proven much more effective than selling into panic or chasing the hottest trend. Even missing only a few of the markets' best days can significantly diminish investor returns. Patience also affords the benefits of compounding - of earning interest on additional income or reinvested dividends and capital gains. There are tax advantages and cost benefits to consider as well. The more you sell, the more taxes you pay, and the more you trade, the higher the costs. While staying the course doesn't eliminate risk, it can considerably lessen the effect of short-term declines.

You can further manage your investing risk through diversification. And today, more than ever, geographic diversification should be taken into account. Studies indicate that asset allocation is the single most important determinant of a portfolio's long-term success. The right mix of stocks, bonds and cash - aligned to your particular risk tolerance and investment objective - is very important. Age-appropriate rebalancing is also an essential aspect of asset allocation. For younger investors, an emphasis on equities - which historically have been the best-performing asset class over time - is encouraged. As investors near their specific goal, such as retirement or sending a child to college, consideration may be given to replacing volatile assets (e.g. common stocks) with more-stable fixed investments (bonds or savings plans).

A third investment principle - investing regularly - can help lower the average cost of your purchases. Investing a certain amount of money each month or quarter helps ensure you won't pay for all your shares at market highs. This strategy - known as dollar cost averaging - also reduces unconstructive "emotion" from investing, helping shareholders avoid selling weak performers just prior to an upswing, or chasing a hot performer just before a correction.

We invite you to contact us via the Internet, through our Investor Centers or over the phone. It is our privilege to provide you the information you need to make the investments that are right for you.

Sincerely,

/s/Edward C. Johnson 3d

Edward C. Johnson 3d

Annual Report

Performance: The Bottom Line

Average annual total return reflects the change in the value of an investment, assuming reinvestment of the class' dividend income and capital gains (the profits earned upon the sale of securities that have grown in value, if any) and assuming a constant rate of performance each year. The $10,000 table and the fund's returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. During periods of reimbursement by Fidelity, a fund's total return will be greater than it would be had the reimbursement not occurred. How a fund did yesterday is no guarantee of how it will do tomorrow. Returns reflect the conversion of Class B shares to Class A shares after a maximum of seven years.

Average Annual Total Returns

Periods ended October 31, 2008	Past 1 year	Past 5 years	Life of fund A
Class A (incl. 2.75% sales charge)	-16.24%	-0.01%	1.64%
Class T (incl. 2.75% sales charge)	-16.04%	-0.02%	1.59%
Class B (incl. contingent deferred sales charge) B	-17.09%	-0.24%	1.52%
Class C (incl. contingent deferred sales charge) C	-15.24%	-0.09%	1.33%

A From August 16, 2000.

B Class B shares' contingent deferred charges included in the past one year, past five years, and life of fund total return figures are 3.5%, 1.5%, and 0%, respectively.

C Class C shares' contingent deferred sales charge included in the past one year, past five years and life of fund total return figures are 1%, 0%, and 0%, respectively.

Annual Report

$10,000 Over Life of Fund*

Let's say hypothetically that $10,000 was invested in Fidelity® Advisor Floating Rate High Income Fund - Class A on August 31, 2000, and the current 2.75% sales charge was paid. The chart shows how the value of your investment would have changed, and also shows how the Standard & Poor's® (S&P®)/Loan Syndications and Trading Association Leveraged Performing Loan Index performed over the same period.

In prior years, the performance from year to year was represented by the performance of Class T. Going forward, the fund's performance will be represented by Class A for consistency with other fund materials.

* From August 31, 2000 (first date following the fund's commencement for which the life of fund return for the S&P/LSTA Leveraged Performing Loan Index is available).

Annual Report

Management's Discussion of Fund Performance

Comments from Christine McConnell, Portfolio Manager of Fidelity® Advisor Floating Rate High Income Fund

The Standard & Poor's® (S&P®)/LSTA Leveraged Performing Loan Index returned -21.08% for the year ending October 31, 2008, comprising 6.46% from income and -27.54% from price degradation. 2008 has broadly been defined by the systemic, sometimes disorderly unwind of an over-levered global financial system and the ripple effect from the generalized contraction in credit. For the loan market, the unwind of levered financial structures, collateralized loan obligations (CLOs) and levered trading positions contributed not only to the destruction of marginal demand for leveraged loans but to the proliferation of marginal supply. This unfavorable technical influence was exacerbated by the need to clear a significant new-issue calendar that had been hung on underwriters' books. As the year progressed, loan prices responded to macroeconomic influences, including spread contagion from the high-grade and asset-backed markets, aggressive rate cuts by the Federal Reserve Board, a volatile stock market and vulnerabilities evident at banks. In September, a crisis in confidence took hold, flows turned negative for all credit-risk products, loan prices dropped and margin calls occurred. The S&P index posted a bid price of just over 70 at the end of the period, representing a yield to a four-year life of almost 14%.

For the year, the fund's Class A, Class T, Class B and Class C shares returned -13.87%, -13.66%, -14.21% and -14.41%, respectively (excluding sales charges), solidly outperforming the S&P/LSTA index. The main contributors were a defensive positioning in higher-quality credit, a focus on shorter-duration positions and an overweighting in loans that benefited from scarcity value. The fund was overweighted in higher-quality loans, with names rated BB or higher representing almost 77% of the fund at period end - including cash - versus just under 49% for the index. According to S&P, BBs in the market outperformed, returning -18.54%, compared with -22.82% for Bs. Focusing on the lower tranches of the hierarchy of needs - food, health care, utilities (NRG Energy), telecommunications (Intelsat) and cable TV (Cablevision Systems) - also aided performance, as did underweighting consumer discretionary areas - automotive and lodging/casinos - and advertising-dependent groups, such as publishing, where it helped the fund to underweight Tribune (no longer held). Security selection in oil and gas dampened the fund's relative return. Individual detractors included underweighting telecom company Alltel and utility Calpine and overweighting publisher R.H. Donnelley.

For the year, the fund's Institutional Class shares returned -13.54%, solidly outperforming the S&P/LSTA index. The main contributors were a defensive positioning in higher-quality credit, a focus on shorter-duration positions and an overweighting in loans that benefited from scarcity value. The fund was overweighted in higher-quality loans, with names rated BB or higher representing almost 77% of the fund at period end - including cash - versus just under 49% for the index. According to S&P, BBs in the market outperformed, returning -18.54%, compared with -22.82% for Bs. Focusing on the lower tranches of the hierarchy of needs - food, health care, utilities (NRG Energy), telecommunications (Intelsat) and cable TV (Cablevision Systems) - also aided performance, as did underweighting consumer discretionary areas - automotive and lodging/casinos - and advertising-dependent groups, such as publishing, where it helped the fund to underweight Tribune (no longer held). Security selection in oil and gas dampened the fund's relative return. Individual detractors included underweighting telecom company Alltel and utility Calpine and overweighting publisher R.H. Donnelley.

Annual Report

The views expressed above reflect those of the portfolio manager(s) only through the end of the period as stated on the cover of this report and do not necessarily represent the views of Fidelity or any other person in the Fidelity organization. Any such views are subject to change at any time based upon market or other conditions and Fidelity disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Fidelity fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Fidelity fund.

Annual Report

Shareholder Expense Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments or redemption proceeds, redemption fees, and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (May 1, 2008 to October 31, 2008).

Actual Expenses

The first line of the accompanying table for each class of the Fund provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000.00 (for example, an $8,600 account value divided by $1,000.00 = 8.6), then multiply the result by the number in the first line for a class of the Fund under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period. A small balance maintenance fee of $12.00 that is charged once a year may apply for certain accounts with a value of less than $2,000. This fee is not included in the table below. If it was, the estimate of expenses you paid during the period would be higher, and your ending account value lower, by this amount. In addition, the Fund, as a shareholder in the underlying Fidelity Central Funds, will indirectly bear its pro rata share of the fees and expenses incurred by the underlying Fidelity Central Funds. These fees and expenses are not included in the Fund's annualized expense ratio used to calculate the expense estimate in the table below.

Hypothetical Example for Comparison Purposes

The second line of the accompanying table for each class of the Fund provides information about hypothetical account values and hypothetical expenses based on a Class' actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Class' actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. A small balance maintenance fee of $12.00 that is charged once a year may apply for certain accounts with a value of less than $2,000. This fee is not included in the table below. If it was, the estimate of expenses you paid during the period would be higher, and your ending account value lower, by this amount. In addition, the Fund, as a shareholder in the underlying Fidelity Central Funds, will indirectly bear its pro rata share of the fees and expenses incurred by the underlying Fidelity Central Funds. These fees and expenses are not included in the Fund's annualized expense ratio used to calculate the expense estimate in the table below.

Annual Report

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Annualized Expense Ratio	Beginning Account Value May 1, 2008	Ending Account Value October 31, 2008	Expenses Paid During Period* May 1, 2008 to October 31, 2008
Class A	1.06%
Actual		$ 1,000.00	$ 865.50	$ 4.97
HypotheticalA		$ 1,000.00	$ 1,019.81	$ 5.38
Class T	1.03%
Actual		$ 1,000.00	$ 866.50	$ 4.83
HypotheticalA		$ 1,000.00	$ 1,019.96	$ 5.23
Class B	1.55%
Actual		$ 1,000.00	$ 863.20	$ 7.26
HypotheticalA		$ 1,000.00	$ 1,017.34	$ 7.86
Class C	1.79%
Actual		$ 1,000.00	$ 862.30	$ 8.38
Hypothetical A		$ 1,000.00	$ 1,016.14	$ 9.07
Fidelity Floating Rate High Income Fund	.73%
Actual		$ 1,000.00	$ 867.80	$ 3.43
HypotheticalA		$ 1,000.00	$ 1,021.47	$ 3.71
Institutional Class	.77%
Actual		$ 1,000.00	$ 867.50	$ 3.61
HypotheticalA		$ 1,000.00	$ 1,021.27	$ 3.91

A 5% return per year before expenses

* Expenses are equal to each Class' annualized expense ratio, multiplied by the average account value over the period, multiplied by 184/366 (to reflect the one-half year period).

Annual Report

Investment Changes (Unaudited)

Top Five Holdings as of October 31, 2008
(by issuer, excluding cash equivalents)	% of fund's net assets	% of fund's net assets 6 months ago
HCA, Inc.	3.9	3.4
CSC Holdings, Inc.	3.1	3.1
Community Health Systems, Inc.	2.9	2.4
NRG Energy, Inc.	2.9	2.3
Charter Communications Operating LLC	2.7	2.5
	15.5
Top Five Market Sectors as of October 31, 2008
	% of fund's net assets	% of fund's net assets 6 months ago
Healthcare	13.6	12.6
Cable TV	9.7	9.2
Electric Utilities	9.3	8.1
Telecommunications	8.4	7.9
Chemicals	5.6	4.7
Quality Diversification (% of fund's net assets)
As of October 31, 2008	As of April 30, 2008
BBB 7.2%	BBB 5.1%
BB 59.8%	BB 62.2%
B 18.3%	B 17.6%
CCC,CC,C 0.8%	CCC,CC,C 0.9%
Not Rated 3.8%	Not Rated 4.0%
Equities 0.0%	Equities 0.0%
Short-Term Investments and Net Other Assets 10.1%	Short-Term Investments and Net Other Assets 10.2%

We have used ratings from Moody's® Investors Services, Inc. Where Moody's ratings are not available, we have used S&P ratings.
Asset Allocation (% of fund's net assets)
As of October 31, 2008*		As of April 30, 2008**
	Floating Rate Loans 87.1%		Floating Rate Loans 86.5%
	Nonconvertible Bonds 2.8%		Nonconvertible Bonds 3.3%
	Common Stock 0.0%		Common Stock 0.0%
	Short-Term Investments and Net Other Assets 10.1%		Short-Term Investments and Net Other Assets 10.2%
* Foreign investments	2.9%	** Foreign investments	4.2%

Annual Report

Fidelity Floating Rate High Income Fund

Investments October 31, 2008

Showing Percentage of Net Assets

Floating Rate Loans - 87.1%
	Principal Amount (000s)	Value (000s)
Aerospace - 1.8%
BE Aerospace, Inc. Tranche B, term loan 6.0714% 7/28/14 (d)(e)	$ 3,990	$ 3,671
Hexcel Corp. term loan 5.6649% 4/1/12 (d)(e)	1,995	1,855
Mid-Western Aircraft Systems, Inc. Tranche B, term loan 6.5% 9/30/13 (d)(e)	14,730	12,373
TransDigm, Inc. term loan 5.21% 6/23/13 (d)(e)	17,340	13,352
Wesco Aircraft Hardware Corp. Tranche 1LN, term loan 5.37% 9/29/13 (d)(e)	5,576	4,349
		35,600
Automotive - 2.4%
Ford Motor Co. term loan 7.59% 12/15/13 (d)(e)	14,972	8,010
Lear Corp. term loan 5.7477% 4/25/12 (d)(e)	1,000	640
Navistar International Corp.:
term loan 6.4213% 1/19/12 (d)(e)	11,000	7,480
Credit-Linked Deposit 6.7225% 1/19/12 (d)(e)	4,000	2,720
Oshkosh Co. Tranche B, term loan 4.5033% 12/6/13 (d)(e)	4,910	3,339
Rexnord Corp. Tranche B, term loan 6.3699% 7/19/13 (d)(e)	1,989	1,551
Tenneco, Inc. Credit-Linked Deposit 5.5025% 3/16/14 (d)(e)	6,000	4,500
The Goodyear Tire & Rubber Co. Tranche 2LN, term loan 4.78% 4/30/14 (d)(e)	25,000	17,500
Visteon Corp. term loan 7.75% 6/13/13 (d)(e)	4,000	1,520
		47,260
Broadcasting - 2.3%
Citadel Broadcasting Corp. Tranche B, term loan 5.0433% 6/12/14 (d)(e)	6,000	3,000
Entravision Communication Corp. term loan 5.38% 3/29/13 (d)(e)	3,661	2,654
FoxCo Acquisition LLC Tranche B, term loan 7.25% 7/14/15 (d)(e)	2,000	1,560
Nexstar Broadcasting, Inc. Tranche B, term loan 5.5119% 10/1/12 (d)(e)	17,582	11,955
Paxson Communications Corp. term loan 8.0688% 1/15/12 (d)(e)	4,000	2,120
Raycom Media, Inc. Tranche B, term loan 3.6875% 6/25/14 (d)(e)	6,430	5,144
Univision Communications, Inc. Tranche 1LN, term loan 5.25% 9/29/14 (d)(e)	35,000	18,900
		45,333
Floating Rate Loans - continued
	Principal Amount (000s)	Value (000s)
Cable TV - 9.5%
Charter Communications Operating LLC:
term loan 8.77% 3/6/14 (d)(e)	$ 3,973	$ 3,297
Tranche B 1LN, term loan 5.3133% 3/6/14 (d)(e)	66,493	49,204
CSC Holdings, Inc. Tranche B, term loan 4.5688% 3/31/13 (d)(e)	70,764	61,564
DIRECTV Holdings LLC:
Tranche B, term loan 4.6175% 4/13/13 (d)(e)	33,545	29,855
Tranche C, term loan 5.3086% 4/13/13 (d)(e)	3,990	3,631
Discovery Communications, Inc. term loan 5.7619% 5/14/14 (d)(e)	22,801	18,925
Insight Midwest Holdings LLC Tranche B, term loan 5.93% 4/6/14 (d)(e)	6,750	5,333
San Juan Cable, Inc. Tranche 1, term loan 4.82% 10/31/12 (d)(e)	4,731	3,075
UPC Broadband Holding BV Tranche N1, term loan 5.47% 12/31/14 (d)(e)	22,008	15,186
		190,070
Capital Goods - 4.7%
Amsted Industries, Inc.:
term loan 6.5601% 4/5/13 (d)(e)	4,714	3,559
Tranche DD, term loan 5.1108% 4/5/13 (d)(e)	3,060	2,310
Ashtead Group PLC term loan 4.5625% 8/31/11 (d)(e)	2,718	2,310
Baldor Electric Co. term loan 5.0591% 1/31/14 (d)(e)	6,020	4,816
Bucyrus International, Inc. Tranche B, term loan 4.5423% 5/4/14 (d)(e)	10,240	8,295
Chart Industries, Inc. Tranche B, term loan 5.25% 10/17/12 (d)(e)	2,806	2,301
Dresser, Inc. Tranche B 1LN, term loan 5.0704% 5/4/14 (d)(e)	23,319	16,556
EnergySolutions, Inc.:
Credit-Linked Deposit 6.01% 6/7/13 (d)(e)	189	132
term loan 5.47% 6/7/13 (d)(e)	4,354	3,048
Flowserve Corp. term loan 5.3068% 8/10/12 (d)(e)	32,342	28,785
Hexcel Corp. Tranche B, term loan 5.252% 3/1/12 (d)(e)	2,390	2,127
Polypore, Inc. Tranche B, term loan 5.39% 7/3/14 (d)(e)	3,950	3,002
Rexnord Corp. Tranche B A0, term loan 5.7619% 7/19/13 (d)(e)	2,923	2,280
Sensus Metering Systems, Inc. Tranche B term loan 4.9185% 12/17/10 (d)(e)	1,585	1,426
Terex Corp. term loan 5.5119% 7/14/13 (d)(e)	13,695	12,052
		92,999
Floating Rate Loans - continued
	Principal Amount (000s)	Value (000s)
Chemicals - 5.6%
Celanese Holding LLC:
Revolving Credit-Linked Deposit 5.4263% 4/2/13 (d)(e)	$ 5,526	$ 4,172
term loan 5.5525% 4/2/14 (d)(e)	37,518	30,202
Georgia Gulf Corp. term loan 9.045% 10/3/13 (d)(e)	6,470	5,144
Hercules, Inc. Tranche B, term loan 4.5% 10/8/10 (d)(e)	5,925	5,569
Huntsman International LLC Tranche B, term loan 4.9688% 4/19/14 (d)(e)	18,527	15,378
INEOS US Finance:
Tranche B, term loan 5.95% 1/31/13 (d)(e)	3,582	2,364
Tranche C, term loan 6.45% 1/31/14 (d)(e)	3,582	2,364
Innophos, Inc. Tranche B, term loan 6.7619% 8/13/10 (d)(e)	2,540	2,159
Lyondell Chemical Co. Tranche B 3LN, term loan 8.0438% 12/20/14 (d)(e)	1,990	1,164
MacDermid, Inc. Tranche B, term loan 5.7619% 4/12/14 (d)(e)	2,276	1,525
Momentive Performance Materials, Inc. Tranche B1, term loan 5.375% 12/4/13 (d)(e)	11,720	9,142
Nalco Co. Tranche B, term loan 5.0859% 11/4/10 (d)(e)	23,152	21,300
Rockwood Specialties Group, Inc. Tranche E, term loan 4.6175% 7/30/12 (d)(e)	11,206	9,021
Solutia, Inc. term loan 9.045% 2/28/14 (d)(e)	2,940	2,433
		111,937
Consumer Products - 0.5%
Jostens IH Corp. Tranche C, term loan 5.1713% 10/4/11 (d)(e)	4,366	3,493
Sealy Mattress Co. Tranche E, term loan 4.6204% 8/25/12 (d)(e)	4,877	4,048
Weight Watchers International, Inc. Tranche B, term loan 5.6875% 1/26/14 (d)(e)	1,905	1,620
		9,161
Containers - 2.9%
Anchor Glass Container Corp. term loan 7.5872% 6/20/14 (d)(e)	4,743	3,937
BWAY Corp. Tranche B, term loan 5.5625% 7/17/13 (d)(e)	2,082	1,666
Crown Holdings, Inc.:
term loan B 6.3375% 11/15/12 (d)(e)	15,190	13,519
Tranche B, term loan 6.3375% 11/15/12 (d)(e)	9,599	8,543
Floating Rate Loans - continued
	Principal Amount (000s)	Value (000s)
Containers - continued
Owens-Brockway Glass Container, Inc. Tranche B, term loan 6.0875% 6/14/13 (d)(e)	$ 27,122	$ 22,240
Solo Cup Co. Tranche B1, term loan 6.6532% 2/27/11 (d)(e)	9,665	8,312
		58,217
Diversified Financial Services - 0.5%
Ameritrade Holding Corp. Tranche B, term loan 4.5% 1/23/13 (d)(e)	6,753	5,673
Nuveen Investments, Inc. term loan 6.3516% 11/13/14 (d)(e)	3,970	2,303
Tempus Public Foundation Generation Holdings LLC:
Credit-Linked Deposit 5.7619% 12/15/13 (d)(e)	158	132
revolver loan 5.7619% 12/15/11 (d)(e)	49	42
Tranche 1LN, term loan 5.7619% 12/15/13 (d)(e)	750	630
		8,780
Diversified Media - 0.4%
Lamar Media Corp. Tranche F, term loan 4.625% 3/31/14 (d)(e)	7,650	6,235
LBI Media, Inc. Tranche B, term loan 4.6175% 3/31/12 (d)(e)	2,243	1,121
Thomson Media, Inc. Tranche B1, term loan 8.77% 11/8/11 (d)(e)	972	622
		7,978
Electric Utilities - 8.5%
AES Corp. term loan 5.0813% 8/10/11 (d)(e)	10,071	8,410
Ashmore Energy International:
Revolving Credit-Linked Deposit 6.7662% 3/30/12 (d)(e)	1,471	927
term loan 6.7619% 3/30/14 (d)(e)	10,213	6,434
Calpine Corp. Tranche D, term loan 6.645% 3/29/14 (d)(e)	12,297	9,653
Covanta Energy Corp.:
term loan 4.6316% 2/9/14 (d)(e)	5,937	4,809
4.0525% 2/9/14 (d)(e)	2,967	2,404
Dynegy Holdings, Inc.:
Revolving Credit-Linked Deposit 4.62% 4/2/13 (d)(e)	15,319	10,264
Tranche B, term loan 4.62% 4/2/13 (d)(e)	2,654	1,977
Dynegy Holdings, Inc. 4.62% 4/2/13 (d)(e)	14,000	10,430
Energy Investors Funds term loan 6.2625% 4/11/14 (d)(e)	2,767	2,020
Floating Rate Loans - continued
	Principal Amount (000s)	Value (000s)
Electric Utilities - continued
MACH Gen LLC:
term loan 4.81% 2/22/14 (d)(e)	$ 1,762	$ 1,603
5.7619% 2/22/13 (d)(e)	186	169
Mirant North America LLC term loan 4.8675% 1/3/13 (d)(e)	17,378	14,250
NRG Energy, Inc.:
term loan 5.2619% 2/1/13 (d)(e)	34,686	30,177
Credit-Linked Deposit 5.2619% 2/1/13 (d)(e)	21,976	19,120
NSG Holdings LLC:
term loan 4.32% 6/15/14 (d)(e)	1,802	1,548
4.32% 6/15/14 (d)(e)	247	212
Reliant Energy, Inc. 5.47% 6/30/14 (d)(e)	10,150	7,511
Texas Competitive Electric Holdings Co. LLC:
Tranche B1, term loan 6.6317% 10/10/14 (d)(e)	10,940	8,615
Tranche B2, term loan 6.6586% 10/10/14 (d)(e)	14,777	11,563
Tranche B3, term loan 6.437% 10/10/14 (d)(e)	20,847	16,417
		168,513
Energy - 2.1%
Alon Refining Krotz Springs, Inc. term loan 10.75% 7/3/14 (d)(e)	4,000	3,460
Alon USA, Inc. term loan 5.3401% 8/4/13 (d)(e)	1,892	1,324
Citgo Petroleum Corp. Tranche B, term loan 3.3913% 11/15/12 (d)(e)	11,614	8,594
Coffeyville Resources LLC:
Credit-Linked Deposit 6.6325% 12/28/10 (d)(e)	486	394
Tranche D, term loan 6.6319% 12/28/13 (d)(e)	1,571	1,272
Compagnie Generale de Geophysique SA term loan 5.1459% 1/12/14 (d)(e)	6,853	5,414
MEG Energy Corp.:
term loan 5.77% 4/3/13 (d)(e)	1,447	1,013
Tranche DD, term loan 5.77% 4/3/13 (d)(e)	1,475	1,032
Nebraska Energy, Inc.:
Tranche B 1LN, term loan 5.75% 11/1/13 (d)(e)	4,375	3,457
Tranche B, Credit-Linked Deposit 6.3125% 11/1/13 (d)(e)	564	446
Petroleum Geo-Services ASA term loan 5.51% 6/29/15 (d)(e)	934	654
Quicksilver Resources, Inc. Tranche 2LN, term loan 7.735% 8/8/13 (d)(e)	1,995	1,496
Floating Rate Loans - continued
	Principal Amount (000s)	Value (000s)
Energy - continued
Targa Resources, Inc./Targa Resources Finance Corp.:
Credit-Linked Deposit 5.7619% 10/31/12 (d)(e)	$ 2,505	$ 1,854
term loan 5.9699% 10/31/12 (d)(e)	4,386	3,246
Western Refining, Inc. term loan 9.25% 5/30/14 (d)(e)	11,329	7,137
		40,793
Entertainment/Film - 0.4%
Cinemark USA, Inc. term loan 4.6414% 10/5/13 (d)(e)	2,746	2,121
MGM Holdings II, Inc.:
term loan 7.0119% 4/8/12 (d)(e)	997	469
Tranche B, term loan 7.0119% 4/8/12 (d)(e)	9,116	4,285
Zuffa LLC term loan 5.8125% 6/19/15 (d)(e)	2,933	1,466
		8,341
Environmental - 1.7%
Allied Waste Industries, Inc.:
Credit-Linked Deposit 5.4263% 3/28/14 (d)(e)	15,184	14,273
term loan 5.4404% 3/28/14 (d)(e)	21,247	19,972
Synagro Technologies, Inc. Tranche 1LN, term loan 4.8124% 3/30/14 (d)(e)	464	348
		34,593
Food and Drug Retail - 0.9%
GNC Corp. term loan 6.143% 9/16/13 (d)(e)	2,920	1,927
Rite Aid Corp. Tranche ABL, term loan 5.0137% 6/4/14 (d)(e)	5,448	4,086
SUPERVALU, Inc. Tranche B, term loan 3.2663% 6/2/12 (d)(e)	14,436	12,126
		18,139
Food/Beverage/Tobacco - 2.8%
Constellation Brands, Inc. Tranche B, term loan 4.5329% 6/5/13 (d)(e)	30,990	26,651
Dean Foods Co. Tranche B, term loan 5.2616% 4/2/14 (d)(e)	16,723	12,208
Del Monte Corp. Tranche B, term loan 4.8367% 2/8/12 (d)(e)	7,821	6,883
Herbalife International, Inc. term loan 5.27% 7/21/13 (d)(e)	1,696	1,357
Michael Foods, Inc. Tranche B, term loan 4.8673% 11/21/10 (d)(e)	1,809	1,574
Reddy Ice Group, Inc. term loan 6.5% 8/12/12 (d)(e)	2,000	1,300
Wm. Wrigley Jr. Co. Tranche B, term loan 7.75% 10/6/14 (d)(e)	5,715	5,372
		55,345
Floating Rate Loans - continued
	Principal Amount (000s)	Value (000s)
Gaming - 2.0%
Ameristar Casinos, Inc. term loan 5.7688% 11/10/12 (d)(e)	$ 4,886	$ 2,687
Choctaw Resort Development Enterprise term loan 5.5119% 11/4/11 (d)(e)	1,585	1,315
Green Valley Ranch Gaming LLC Tranche 1LN, term loan 4.75% 2/16/14 (d)(e)	1,753	912
Harrah's Entertainment, Inc.:
Tranche B2, term loan 6.5361% 1/28/15 (d)(e)	2,985	2,045
Tranche B3, term loan 6.4452% 1/28/15 (d)(e)	997	688
Penn National Gaming, Inc. Tranche B, term loan 5.0088% 10/31/12 (d)(e)	16,059	13,891
Town Sports International LLC term loan 4.75% 2/27/14 (d)(e)	2,933	1,760
Tropicana Entertainment term loan 5.25% 7/3/49 (d)(e)	4,865	3,649
Venetian Macau Ltd. Tranche B, term loan:
6.02% 5/26/12 (d)(e)	3,837	2,398
6.02% 5/26/13 (d)(e)	3,169	1,981
Venetian Macau US Finance, Inc. Tranche B, term loan 6.02% 5/25/13 (d)(e)	5,000	3,125
Wynn Las Vegas LLC/Wynn Las Vegas Capital Corp. term loan B 6.465% 8/15/13 (d)(e)	9,180	6,242
		40,693
Healthcare - 13.5%
AMR HoldCo, Inc./EmCare HoldCo, Inc. term loan 4.8199% 2/7/12 (d)(e)	6,863	6,057
Bausch & Lomb, Inc. term loan:
4.7071% 4/26/15 (d)(e)(f)	2,000	1,600
7.0119% 4/26/15 (d)(e)	7,940	6,352
Community Health Systems, Inc.:
term loan 5.1611% 7/25/14 (d)(e)	67,340	54,545
Tranche DD, term loan 7/25/14 (f)	3,445	2,791
DaVita, Inc. Tranche B1, term loan 4.7664% 10/5/12 (d)(e)	31,257	27,193
Fresenius Medical Care Holdings, Inc.:
Tranche B 1LN, term loan 6.75% 9/26/14 (d)(e)	3,899	3,646
Tranche B 2LN, term loan 6.75% 9/26/14 (d)(e)	2,101	1,964
Tranche B, term loan 4.9967% 3/31/12 (d)(e)	20,935	17,586
HCA, Inc. Tranche B, term loan 6.0119% 11/17/13 (d)(e)	93,111	77,047
Health Management Associates, Inc. Tranche B, term loan 5.5119% 2/28/14 (d)(e)	24	17
HealthSouth Corp. term loan 5.5% 3/10/13 (d)(e)	5,814	4,884
Floating Rate Loans - continued
	Principal Amount (000s)	Value (000s)
Healthcare - continued
Hologic, Inc. Tranche B, term loan 6.25% 3/31/13 (d)(e)	$ 1,201	$ 1,069
IASIS Healthcare Corp.:
Credit-Linked Deposit 5.24% 3/15/14 (d)(e)	417	340
term loan 5.1175% 3/15/14 (d)(e)	4,505	3,671
Tranche DD, term loan 5.1175% 3/15/14 (d)(e)	1,561	1,272
Inverness Medical Innovations, Inc. Tranche 1LN, term loan 5.1876% 6/26/14 (d)(e)	10,929	7,814
LifePoint Hospitals, Inc. Tranche B, term loan 4.435% 4/15/12 (d)(e)	10,298	8,754
National Renal Institutes, Inc. term loan 6.0625% 3/31/13 (d)(e)	3,216	2,090
Psychiatric Solutions, Inc. term loan 4.7964% 7/1/12 (d)(e)	11,202	9,073
PTS Acquisition Corp. term loan 6.0119% 4/10/14 (d)(e)	3,848	2,405
Renal Advantage, Inc. Tranche B, term loan 5.3188% 9/30/12 (d)(e)	4,237	3,093
Skilled Healthcare Group, Inc. Tranche 1, term loan 5.2483% 6/15/12 (d)(e)	3,870	2,709
Sun Healthcare Group, Inc.:
Credit-Linked Deposit 5.7038% 4/19/13 (d)(e)	966	676
Tranche B, term loan 5.1732% 4/19/14 (d)(e)	4,254	2,978
Tranche DD, term loan 5.4023% 4/19/14 (d)(e)	584	409
Team Health, Inc. term loan 4.9214% 11/22/12 (d)(e)	2,153	1,637
U.S. Oncology, Inc. Tranche B, term loan 6.2647% 8/20/11 (d)(e)	4,079	3,100
Vanguard Health Holding Co. I, LLC term loan 5.743% 9/23/11 (d)(e)	2,667	2,267
VCA Antech, Inc. term loan 4.625% 5/16/11 (d)(e)	3,940	3,625
Vicar Operating, Inc. term loan 4.625% 5/16/11 (d)(e)	9,665	8,892
		269,556
Homebuilding/Real Estate - 0.3%
CB Richard Ellis Group, Inc. Tranche B, term loan 5.0525% 12/20/13 (d)(e)	2,911	1,601
General Growth Properties, Inc. Tranche A1, term loan 5.74% 2/24/10 (d)(e)	3,028	954
LandSource Communities Development LLC Tranche 1LN, revolver loan 2.9115% 5/31/09 (d)(e)(f)	3,000	2,910
LandSource Holding Co. LLC term loan 8.5% 5/31/09 (d)(e)	2,708	785
		6,250
Floating Rate Loans - continued
	Principal Amount (000s)	Value (000s)
Leisure - 0.7%
Six Flags, Inc. Tranche B, term loan 5.6876% 4/30/15 (d)(e)	$ 3,970	$ 2,580
Universal City Development Partners Ltd. term loan 6.6812% 6/9/11 (d)(e)	13,741	11,680
		14,260
Metals/Mining - 1.4%
Alpha National Resources LLC/Alpha National Resources Capital Corp. Tranche B, term loan 5.5625% 10/26/12 (d)(e)	13,999	12,599
Compass Minerals Tranche B, term loan 5.2768% 12/22/12 (d)(e)	8,941	7,510
Noranda Aluminium Acquisition Corp. Tranche B, term loan 4.8088% 5/18/14 (d)(e)	3,455	2,522
Novelis Corp. term loan 5.77% 7/6/14 (d)(e)	4,905	3,483
Oxbow Carbon LLC:
Tranche B, term loan 5.7619% 5/8/14 (d)(e)	1,705	1,194
Tranche DD, term loan 5.7619% 5/8/14 (d)(e)	153	107
		27,415
Paper - 4.2%
Boise Paper Holdings LLC Tranche B 1LN, term loan 7.5% 2/22/14 (d)(e)	1,990	1,612
Domtar Corp. Tranche B, term loan 4.375% 3/7/14 (d)(e)	1,910	1,528
Georgia-Pacific Corp.:
term loan 5.3655% 12/29/13 (d)(e)	14,171	11,833
Tranche B1, term loan 4.6523% 12/21/12 (d)(e)	42,797	35,736
Smurfit-Stone Container Enterprises, Inc.:
Credit-Linked Deposit 5.9263% 11/1/10 (d)(e)	8,902	7,033
Tranche B, term loan 4.8965% 11/1/11 (d)(e)	9,038	7,140
Tranche C, term loan 4.8832% 11/1/11 (d)(e)	14,703	11,615
Tranche C1, term loan 5.125% 11/1/11 (d)(e)	3,630	2,868
Verso Paper Holdings LLC Tranche B, term loan 5.5119% 8/1/13 (d)(e)	5,354	4,015
White Birch Paper Co. Tranche 1LN, term loan 6.52% 5/8/14 (d)(e)	1,995	1,097
		84,477
Publishing/Printing - 1.4%
Cenveo Corp.:
term loan 4.9538% 6/21/13 (d)(e)	3,489	2,616
Tranche DD, term loan 4.9538% 6/21/13 (d)(e)	135	101
Dex Media East LLC Tranche B, term loan 5.0356% 10/24/14 (d)(e)	11,000	5,280
Floating Rate Loans - continued
	Principal Amount (000s)	Value (000s)
Publishing/Printing - continued
Idearc, Inc. term loan 5.7421% 11/17/14 (d)(e)	$ 8,555	$ 3,593
R.H. Donnelley Corp. Tranche D2, term loan 6.854% 6/30/11 (d)(e)	15,993	10,236
R.H. Donnelley Corp. Tranche D1, term loan 6.7628% 6/30/11 (d)(e)	7,401	4,736
Thomson Learning, Inc. term loan 5.62% 7/5/14 (d)(e)	5	4
Yell Group PLC Tranche B1, term loan 6.1175% 2/10/13 (d)(e)	3,200	2,032
		28,598
Railroad - 0.8%
Kansas City Southern Railway Co.:
Tranche B, term loan 5.2119% 4/28/13 (d)(e)	16,618	14,125
Tranche C, term loan 5.0588% 4/28/13 (d)(e)	2,963	2,489
		16,614
Restaurants - 0.3%
Burger King Corp. Tranche B1, term loan 5.3125% 6/30/12 (d)(e)	3,018	2,625
Del Taco Tranche B, term loan 9.5% 3/29/13 (d)(e)	2,664	1,332
OSI Restaurant Partners, Inc.:
Credit-Linked Deposit 5.0688% 6/14/13 (d)(e)	174	87
term loan 5.25% 6/14/14 (d)(e)	2,602	1,301
		5,345
Services - 2.2%
ARAMARK Corp.:
Credit-Linked Deposit 5.7869% 1/26/14 (d)(e)	2,031	1,605
term loan 5.6369% 1/26/14 (d)(e)	32,208	24,639
Brand Energy & Infrastructure Services, Inc. Tranche B 1LN, term loan 6.0023% 2/7/14 (d)(e)	2,719	1,931
Bright Horizons Family Solutions, Inc. Tranche B, term loan 7.4999% 5/28/15 (d)(e)	2,703	2,081
Coinmach Service Corp. Tranche B, term loan 5.81% 11/16/14 (d)(e)	3,980	2,985
Iron Mountain, Inc. term loan 4.3125% 4/16/14 (d)(e)	9,875	8,690
RSC Equipment Rental term loan 5.951% 11/30/12 (d)(e)	1,948	1,500
		43,431
Specialty Retailing - 0.3%
Michaels Stores, Inc. term loan 5.3477% 10/31/13 (d)(e)	1,843	1,078
Toys 'R' US, Inc. term loan 6.72% 12/8/09 (d)(e)	7,000	5,040
		6,118
Floating Rate Loans - continued
	Principal Amount (000s)	Value (000s)
Super Retail - 0.6%
Gold Toe Investment Corp. Tranche 1LN, term loan 8.5% 10/30/13 (d)(e)	$ 4,903	$ 3,040
J. Crew Group, Inc. term loan 4.7597% 5/15/13 (d)(e)	3,407	2,827
PETCO Animal Supplies, Inc. term loan 5.735% 10/26/13 (d)(e)	7,766	5,436
The Pep Boys - Manny, Moe & Jack term loan 4.81% 10/27/13 (d)(e)	1,766	1,324
		12,627
Technology - 3.7%
Affiliated Computer Services, Inc.:
term loan 5.2588% 3/20/13 (d)(e)	12,963	10,986
Tranche B2, term loan 5.8097% 3/20/13 (d)(e)	8,788	7,448
Flextronics International Ltd.:
Tranche B-A, term loan 6.1554% 10/1/14 (d)(e)	3,845	2,845
Tranche B-A1, term loan 7.0688% 10/1/14 (d)(e)	1,105	818
Tranche B-B, term loan 6.1325% 10/1/12 (d)(e)	4,950	3,812
Freescale Semiconductor, Inc. term loan 5.47% 12/1/13 (d)(e)	11,504	7,708
Global Tel*Link Corp.:
term loan 6.6175% 2/14/13 (d)(e)	1,456	1,368
7.2619% 2/14/13 (d)(e)	435	409
Itron, Inc. term loan 4.87% 4/18/14 (d)(e)	1,503	1,244
Kronos, Inc.:
Tranche 1LN, term loan 6.0119% 6/11/14 (d)(e)	917	596
Tranche 2LN, term loan 9.5119% 6/11/15 (d)(e)	2,000	1,400
ON Semiconductor Corp. term loan 4.9213% 9/6/13 (d)(e)	3,657	3,109
Open Text Corp. term loan 5.4688% 10/2/13 (d)(e)	3,512	2,880
SunGard Data Systems, Inc.:
term loan 4.5525% 2/28/14 (d)(e)	29,803	22,650
Tranche C, term loan 6.75% 2/28/14 (d)(e)	4,000	3,400
Verifone, Inc. Tranche B, term loan 5.8709% 10/31/13 (d)(e)	4,163	3,497
		74,170
Telecommunications - 8.1%
Alltel Communications, Inc.:
Tranche B1, term loan 5.5% 5/17/15 (d)(e)	3,970	3,732
Tranche B2, term loan 5.3163% 5/16/15 (d)(e)	16,920	15,904
Asurion Corp. Tranche 1LN, term loan 6.06% 7/3/14 (d)(e)	2,000	1,475
Centennial Cellular Operating Co. LLC term loan 5.7513% 2/9/11 (d)(e)	18,835	16,009
Floating Rate Loans - continued
	Principal Amount (000s)	Value (000s)
Telecommunications - continued
Cincinnati Bell, Inc. Tranche B, term loan 5.0267% 8/31/12 (d)(e)	$ 6,760	$ 5,678
Crown Castle International Corp. Tranche B, term loan 5.3763% 3/6/14 (d)(e)	8,845	6,634
Digicel International Finance Ltd. term loan 6.3125% 3/30/12 (d)(e)	5,000	3,650
Intelsat Ltd. Tranche B, term loan 6.65% 7/3/13 (d)(e)	29,074	25,149
Leap Wireless International, Inc. Tranche B, term loan 7.2619% 6/16/13 (d)(e)	7,815	6,603
Level 3 Communications, Inc. term loan 7% 3/13/14 (d)(e)	10,000	7,125
NTELOS, Inc. Tranche B1, term loan 5.37% 8/24/11 (d)(e)	3,710	3,154
PanAmSat Corp.:
Tranche B2 A, term loan 6.65% 1/3/14 (d)(e)	7,817	6,449
Tranche B2 B, term loan 6.65% 1/3/14 (d)(e)	7,814	6,447
Tranche B2 C, term loan 6.65% 1/3/14 (d)(e)	7,814	6,447
Qwest Corp. Tranche B, term loan 6.95% 6/30/10 (d)(e)	27,600	24,840
Time Warner Telecom, Inc. Tranche B, term loan 5.12% 1/7/13 (d)(e)	2,928	2,342
Wind Telecomunicazioni SpA:
Tranche B, term loan 5.885% 5/26/13 (d)(e)	4,000	3,120
Tranche C, term loan 6.635% 5/26/14 (d)(e)	4,000	3,120
Windstream Corp. Tranche B1, term loan 6.05% 7/17/13 (d)(e)	16,329	14,206
		162,084
Textiles & Apparel - 0.6%
Hanesbrands, Inc. Tranche B 1LN, term loan 5.1731% 9/5/13 (d)(e)	10,440	9,083
Levi Strauss & Co. term loan 6.7625% 4/4/14 (d)(e)	3,000	2,010
William Carter Co. term loan 4.7781% 6/29/12 (d)(e)	1,816	1,499
		12,592
TOTAL FLOATING RATE LOANS (Cost $2,187,323)		1,737,289
Nonconvertible Bonds - 2.8%
	Principal Amount (000s)	Value (000s)
Automotive - 0.0%
General Motors Acceptance Corp. 5.0106% 12/1/14 (d)	$ 2,000	$ 910
Cable TV - 0.2%
Cablevision Systems Corp. 8.3338% 4/1/09 (d)	3,000	2,895
DIRECTV Holdings LLC/DIRECTV Financing, Inc. 8.375% 3/15/13	1,963	1,816
		4,711
Capital Goods - 0.1%
Esco Corp. 6.6938% 12/15/13 (c)(d)	2,000	1,400
Electric Utilities - 0.8%
Energy Future Holdings 10.875% 11/1/17 (c)	8,000	6,240
NRG Energy, Inc. 7.375% 2/1/16	9,000	7,785
Reliant Energy, Inc. 6.75% 12/15/14	2,000	1,740
		15,765
Energy - 0.2%
SandRidge Energy, Inc. 7.5075% 4/1/14 (d)	8,000	4,880
Gaming - 0.1%
Harrah's Operating Co., Inc. 5.5% 7/1/10	2,000	1,043
Healthcare - 0.1%
Elan Finance PLC/Elan Finance Corp. 6.8044% 11/15/11 (d)	2,000	1,290
Homebuilding/Real Estate - 0.0%
Rouse Co. 8% 4/30/09	2,000	920
Metals/Mining - 0.9%
FMG Finance Property Ltd. 6.8106% 9/1/11 (c)(d)	8,000	5,680
Freeport-McMoRan Copper & Gold, Inc. 7.0838% 4/1/15 (d)	16,000	11,600
		17,280
Technology - 0.1%
Freescale Semiconductor, Inc. 6.6938% 12/15/14 (d)	2,000	753
NXP BV 7.5025% 10/15/13 (d)	1,550	682
		1,435
Telecommunications - 0.3%
Centennial Communications Corp. 9.6325% 1/1/13 (d)	2,000	1,500
IPCS, Inc. 4.9256% 5/1/13 (d)	3,000	2,340
Nonconvertible Bonds - continued
	Principal Amount (000s)	Value (000s)
Telecommunications - continued
Level 3 Financing, Inc. 6.845% 2/15/15 (d)	$ 3,000	$ 1,290
Qwest Corp. 6.0688% 6/15/13 (d)	2,000	1,460
		6,590
TOTAL NONCONVERTIBLE BONDS (Cost $78,984)		56,224
Common Stocks - 0.0%
	Shares
Electric Utilities - 0.0%
Calpine Corp. (a) (Cost $347)	20,715	242
Money Market Funds - 8.9%

Fidelity Cash Central Fund, 1.81% (b)	178,276,768	$ 178,277
Fidelity Money Market Central Fund, 3.65% (b)	47	0
TOTAL MONEY MARKET FUNDS (Cost $178,277)		178,277
TOTAL INVESTMENT PORTFOLIO - 98.8% (Cost $2,444,931)		1,972,032
NET OTHER ASSETS - 1.2%		23,791
NET ASSETS - 100%		$ 1,995,823
Legend
(a) Non-income producing

(b) Affiliated fund that is available only to investment companies and other accounts managed by Fidelity Investments. The rate quoted is the annualized seven-day yield of the fund at period end. A complete unaudited listing of the fund's holdings as of its most recent quarter end is available upon request.

(c) Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At the end of the period, the value of these securities amounted to $13,320,000 or 0.7% of net assets.

(d) The coupon rate shown on floating or adjustable rate securities represents the rate at period end.

(e) Remaining maturities of floating rate loans may be less than the stated maturities shown as a result of contractual or optional prepayments by the borrower. Such prepayments cannot be predicted with certainty.

(f) Position or a portion of the position represents an unfunded loan commitment. At period end, the total principal amount and market value of unfunded commitments totaled $6,459,000 and $5,578,000, respectively. The coupon rate will be determined at time of settlement.

Affiliated Central Funds
Information regarding fiscal year to date income earned by the Fund from investments in Fidelity Central Funds is as follows:
Fund	Income earned (Amounts in thousands)
Fidelity Cash Central Fund	$ 8,520
Fidelity Money Market Central Fund	9
Total	$ 8,529
Income Tax Information
At October 31, 2008, the fund had a capital loss carryforward of approximately $156,313,000 of which $16,996,000 and $139,317,000 will expire on October 31, 2015 and 2016, respectively.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Statements

Statement of Assets and Liabilities

Amounts in thousands (except per-share amounts)	October 31, 2008
Assets
Investment in securities, at value - See accompanying schedule: Unaffiliated issuers (cost $2,266,654)	$ 1,793,755
Fidelity Central Funds (cost $178,277)	178,277
Total Investments (cost $2,444,931)		$ 1,972,032
Cash		1,789
Receivable for investments sold		27,230
Receivable for fund shares sold		3,740
Interest receivable		13,065
Distributions receivable from Fidelity Central Funds		270
Prepaid expenses		1
Receivable from investment adviser for expense reductions		2
Other receivables		3
Total assets		2,018,132

Liabilities
Payable for investments purchased	$ 14,965
Payable for fund shares redeemed	3,665
Distributions payable	1,991
Accrued management fee	983
Distribution fees payable	268
Other affiliated payables	356
Other payables and accrued expenses	81
Total liabilities		22,309

Net Assets		$ 1,995,823
Net Assets consist of:
Paid in capital		$ 2,621,496
Undistributed net investment income		4,997
Accumulated undistributed net realized gain (loss) on investments		(157,771)
Net unrealized appreciation (depreciation) on investments		(472,899)
Net Assets		$ 1,995,823

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Statements - continued

Statement of Assets and Liabilities - continued

Amounts in thousands (except per-share amounts)	October 31, 2008
Calculation of Maximum Offering Price Class A: Net Asset Value and redemption price per share ($191,809 ÷ 23,961.2 shares)	$ 8.00

Maximum offering price per share (100/97.25 of $8.00)	$ 8.23
Class T: Net Asset Value and redemption price per share ($133,667 ÷ 16,718.4 shares)	$ 8.00

Maximum offering price per share (100/97.25 of $8.00)	$ 8.23
Class B: Net Asset Value and offering price per share ($41,838 ÷ 5,233.3 shares)A	$ 7.99

Class C: Net Asset Value and offering price per share ($198,592 ÷ 24,813.5 shares)A	$ 8.00

Fidelity Floating Rate High Income Fund: Net Asset Value, offering price and redemption price per share ($1,291,582 ÷ 161,531.4 shares)	$ 8.00

Institutional Class: Net Asset Value, offering price and redemption price per share ($138,335 ÷ 17,311.6 shares)	$ 7.99

A Redemption price per share is equal to net asset value less any applicable contingent deferred sales charge.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Statement of Operations

Amounts in thousands	Year ended October 31, 2008
Investment Income
Interest		166,927
Income from Fidelity Central Funds		8,529
Total income		175,456

Expenses
Management fee	$ 16,016
Transfer agent fees	3,597
Distribution fees	4,287
Accounting fees and expenses	1,063
Custodian fees and expenses	57
Independent trustees' compensation	13
Registration fees	177
Audit	142
Legal	22
Miscellaneous	211
Total expenses before reductions	25,585
Expense reductions	(87)	25,498
Net investment income		149,958
Realized and Unrealized Gain (Loss) Net realized gain (loss) on:
Investment securities:
Unaffiliated issuers		(139,997)
Change in net unrealized appreciation (depreciation) on investment securities		(392,847)
Net gain (loss)		(532,844)
Net increase (decrease) in net assets resulting from operations		$ (382,886)

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Statements - continued

Statement of Changes in Net Assets

Amounts in thousands	Year ended October 31, 2008	Year ended October 31, 2007
Increase (Decrease) in Net Assets
Operations
Net investment income	$ 149,958	$ 293,833
Net realized gain (loss)	(139,997)	(20,062)
Change in net unrealized appreciation (depreciation)	(392,847)	(93,038)
Net increase (decrease) in net assets resulting from operations	(382,886)	180,733
Distributions to shareholders from net investment income	(143,999)	(295,734)
Distributions to shareholders from net realized gain	-	(932)
Total distributions	(143,999)	(296,666)
Share transactions - net increase (decrease)	(1,374,702)	(601,645)
Redemption fees	388	917
Total increase (decrease) in net assets	(1,901,199)	(716,661)

Net Assets
Beginning of period	3,897,022	4,613,683
End of period (including undistributed net investment income of $4,997 and distributions in excess of net investment income of $1,059, respectively)	$ 1,995,823	$ 3,897,022

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Class A

Years ended October 31,

2008

2007

2006

2005

2004

Selected Per-Share Data
Net asset value, beginning of period	$ 9.75	$ 9.95	$ 9.96	$ 9.97	$ 9.88
Income from Investment Operations
Net investment income C	.476	.621	.571	.404	.285
Net realized and unrealized gain (loss)	(1.779)	(.196)	(.022)	(.008)	.098
Total from investment operations	(1.303)	.425	.549	.396	.383
Distributions from net investment income	(.448)	(.625)	(.560)	(.397)	(.295)
Distributions from net realized gain	-	(.002)	-	(.010)	-
Total distributions	(.448)	(.627)	(.560)	(.407)	(.295)
Redemption fees added to paid in capital C	.001	.002	.001	.001	.002
Net asset value, end of period	$ 8.00	$ 9.75	$ 9.95	$ 9.96	$ 9.97
Total Return A, B	(13.87)%	4.40%	5.66%	4.05%	3.96%
Ratios to Average Net Assets D, F
Expenses before reductions	1.06%	1.02%	1.05%	1.06%	1.08%
Expenses net of fee waivers, if any	1.06%	1.02%	1.05%	1.06%	1.08%
Expenses net of all reductions	1.06%	1.02%	1.05%	1.06%	1.08%
Net investment income	5.13%	6.28%	5.73%	4.05%	2.90%
Supplemental Data
Net assets, end of period (in millions)	$ 192	$ 257	$ 285	$ 312	$ 299
Portfolio turnover rate E	16%	69%	61%	66%	61%

A Total returns would have been lower had certain expenses not been reduced during the periods shown.

B Total returns do not include the effect of the sales charges.

C Calculated based on average shares outstanding during the period.

D Fees and expenses of the underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

E Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

F Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Class T

Years ended October 31,

2008

2007

2006

2005

2004

Selected Per-Share Data
Net asset value, beginning of period	$ 9.73	$ 9.94	$ 9.95	$ 9.96	$ 9.87
Income from Investment Operations
Net investment income C	.481	.621	.564	.396	.276
Net realized and unrealized gain (loss)	(1.762)	(.206)	(.022)	(.007)	.098
Total from investment operations	(1.281)	.415	.542	.389	.374
Distributions from net investment income	(.450)	(.625)	(.553)	(.390)	(.286)
Distributions from net realized gain	-	(.002)	-	(.010)	-
Total distributions	(.450)	(.627)	(.553)	(.400)	(.286)
Redemption fees added to paid in capitalC	.001	.002	.001	.001	.002
Net asset value, end of period	$ 8.00	$ 9.73	$ 9.94	$ 9.95	$ 9.96
Total Return A, B	(13.66)%	4.30%	5.60%	3.98%	3.87%
Ratios to Average Net Assets D, F
Expenses before reductions	1.03%	1.03%	1.11%	1.13%	1.17%
Expenses net of fee waivers, if any	1.03%	1.03%	1.11%	1.13%	1.17%
Expenses net of all reductions	1.03%	1.02%	1.11%	1.13%	1.17%
Net investment income	5.16%	6.28%	5.67%	3.98%	2.81%
Supplemental Data
Net assets, end of period (in millions)	$ 134	$ 309	$ 472	$ 511	$ 389
Portfolio turnover rate E	16%	69%	61%	66%	61%

A Total returns would have been lower had certain expenses not been reduced during the periods shown.

B Total returns do not include the effect of the sales charges.

C Calculated based on average shares outstanding during the period.

D Fees and expenses of the underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

E Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

F Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Class B

Years ended October 31,

2008

2007

2006

2005

2004

Selected Per-Share Data
Net asset value, beginning of period	$ 9.73	$ 9.94	$ 9.95	$ 9.96	$ 9.87
Income from Investment Operations
Net investment income C	.432	.569	.513	.346	.231
Net realized and unrealized gain (loss)	(1.771)	(.206)	(.022)	(.008)	.096
Total from investment operations	(1.339)	.363	.491	.338	.327
Distributions from net investment income	(.402)	(.573)	(.502)	(.339)	(.239)
Distributions from net realized gain	-	(.002)	-	(.010)	-
Total distributions	(.402)	(.575)	(.502)	(.349)	(.239)
Redemption fees added to paid in capitalC	.001	.002	.001	.001	.002
Net asset value, end of period	$ 7.99	$ 9.73	$ 9.94	$ 9.95	$ 9.96
Total Return A, B	(14.21)%	3.76%	5.06%	3.46%	3.38%
Ratios to Average Net Assets D, F
Expenses before reductions	1.56%	1.55%	1.63%	1.64%	1.65%
Expenses net of fee waivers, if any	1.55%	1.55%	1.63%	1.64%	1.65%
Expenses net of all reductions	1.55%	1.55%	1.62%	1.64%	1.65%
Net investment income	4.64%	5.75%	5.16%	3.47%	2.33%
Supplemental Data
Net assets, end of period (in millions)	$ 42	$ 100	$ 143	$ 173	$ 184
Portfolio turnover rate E	16%	69%	61%	66%	61%

A Total returns would have been lower had certain expenses not been reduced during the periods shown.

B Total returns do not include the effect of the contingent deferred sales charge.

C Calculated based on average shares outstanding during the period.

D Fees and expenses of the underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

E Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

F Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Class C

Years ended October 31,

2008

2007

2006

2005

2004

Selected Per-Share Data
Net asset value, beginning of period	$ 9.74	$ 9.95	$ 9.96	$ 9.97	$ 9.87
Income from Investment Operations
Net investment income C	.408	.553	.508	.341	.224
Net realized and unrealized gain (loss)	(1.770)	(.207)	(.022)	(.008)	.107
Total from investment operations	(1.362)	.346	.486	.333	.331
Distributions from net investment income	(.379)	(.556)	(.497)	(.334)	(.233)
Distributions from net realized gain	-	(.002)	-	(.010)	-
Total distributions	(.379)	(.558)	(.497)	(.344)	(.233)
Redemption fees added to paid in capitalC	.001	.002	.001	.001	.002
Net asset value, end of period	$ 8.00	$ 9.74	$ 9.95	$ 9.96	$ 9.97
Total Return A, B	(14.41)%	3.58%	5.00%	3.40%	3.41%
Ratios to Average Net Assets D, F
Expenses before reductions	1.80%	1.71%	1.68%	1.69%	1.71%
Expenses net of fee waivers, if any	1.80%	1.71%	1.68%	1.69%	1.71%
Expenses net of all reductions	1.80%	1.71%	1.68%	1.69%	1.71%
Net investment income	4.39%	5.59%	5.10%	3.42%	2.27%
Supplemental Data
Net assets, end of period (in millions)	$ 199	$ 345	$ 450	$ 539	$ 524
Portfolio turnover rate E	16%	69%	61%	66%	61%

A Total returns would have been lower had certain expenses not been reduced during the periods shown.

B Total returns do not include the effect of the contingent deferred sales charge.

C Calculated based on average shares outstanding during the period.

D Fees and expenses of the underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

E Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

F Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Fidelity Floating Rate High Income Fund

Years ended October 31,

2008

2007

2006

2005

2004

Selected Per-Share Data
Net asset value, beginning of period	$ 9.74	$ 9.94	$ 9.95	$ 9.96	$ 9.87
Income from Investment Operations
Net investment income B	.508	.650	.593	.427	.309
Net realized and unrealized gain (loss)	(1.771)	(.196)	(.021)	(.008)	.099
Total from investment operations	(1.263)	.454	.572	.419	.408
Distributions from net investment income	(.478)	(.654)	(.583)	(.420)	(.320)
Distributions from net realized gain	-	(.002)	-	(.010)	-
Total distributions	(.478)	(.656)	(.583)	(.430)	(.320)
Redemption fees added to paid in capitalB	.001	.002	.001	.001	.002
Net asset value, end of period	$ 8.00	$ 9.74	$ 9.94	$ 9.95	$ 9.96
Total Return A	(13.49)%	4.72%	5.92%	4.30%	4.22%
Ratios to Average Net Assets C, E
Expenses before reductions	.73%	.73%	.81%	.82%	.84%
Expenses net of fee waivers, if any	.73%	.73%	.81%	.82%	.84%
Expenses net of all reductions	.73%	.72%	.81%	.82%	.84%
Net investment income	5.46%	6.58%	5.97%	4.29%	3.14%
Supplemental Data
Net assets, end of period (in millions)	$ 1,292	$ 2,679	$ 2,989	$ 2,471	$ 1,982
Portfolio turnover rate D	16%	69%	61%	66%	61%

A Total returns would have been lower had certain expenses not been reduced during the periods shown.

B Calculated based on average shares outstanding during the period.

C Fees and expenses of the underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

D Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

E Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Institutional Class

Years ended October 31,

2008

2007

2006

2005

2004

Selected Per-Share Data
Net asset value, beginning of period	$ 9.73	$ 9.94	$ 9.95	$ 9.96	$ 9.86
Income from Investment Operations
Net investment income B	.503	.647	.591	.424	.304
Net realized and unrealized gain (loss)	(1.769)	(.206)	(.021)	(.007)	.110
Total from investment operations	(1.266)	.441	.570	.417	.414
Distributions from net investment income	(.475)	(.651)	(.581)	(.418)	(.316)
Distributions from net realized gain	-	(.002)	-	(.010)	-
Total distributions	(.475)	(.653)	(.581)	(.428)	(.316)
Redemption fees added to paid in capitalB	.001	.002	.001	.001	.002
Net asset value, end of period	$ 7.99	$ 9.73	$ 9.94	$ 9.95	$ 9.96
Total Return A	(13.54)%	4.58%	5.89%	4.27%	4.29%
Ratios to Average Net Assets C, E
Expenses before reductions	.77%	.76%	.84%	.85%	.87%
Expenses net of fee waivers, if any	.77%	.76%	.84%	.85%	.87%
Expenses net of all reductions	.76%	.76%	.83%	.85%	.87%
Net investment income	5.43%	6.55%	5.95%	4.26%	3.11%
Supplemental Data
Net assets, end of period (in millions)	$ 138	$ 207	$ 275	$ 285	$ 182
Portfolio turnover rateD	16%	69%	61%	66%	61%

A Total returns would have been lower had certain expenses not been reduced during the periods shown.

B Calculated based on average shares outstanding during the period.

C Fees and expenses of the underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

D Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

E Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Notes to Financial Statements

For the period ended October 31, 2008

(Amounts in thousands except ratios)

1. Organization.

Fidelity Advisor Floating Rate High Income Fund (the Fund) is a fund of Fidelity Advisor Series I (the trust) and is authorized to issue an unlimited number of shares. The trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Massachusetts business trust. The Fund offers Class A, Class T, Class B, Class C, Fidelity Floating Rate High Income Fund, and Institutional Class shares, each of which has equal rights as to assets and voting privileges. Each class has exclusive voting rights with respect to matters that affect that class. Class B shares will automatically convert to Class A shares after a holding period of seven years from the initial date of purchase. Investment income, realized and unrealized capital gains and losses, the common expenses of the Fund, and certain fund-level expense reductions, if any, are allocated on a pro rata basis to each class based on the relative net assets of each class to the total net assets of the Fund. Each class differs with respect to transfer agent and distribution and service plan fees incurred. Certain expense reductions also differ by class.

2. Investments in Fidelity Central Funds.

The Fund may invest in Fidelity Central Funds, which are open-end investment companies available only to other investment companies and accounts managed by Fidelity Management & Research Company (FMR) and its affiliates. The Fund's Schedule of Investments lists each of the Fidelity Central Funds held as of period end, if any, as an investment of the Fund, but does not include the underlying holdings of each Fidelity Central Fund. As an Investing Fund, the Fund indirectly bears its proportionate share of the expenses of the underlying Fidelity Central Funds.

The Money Market Central Funds seek preservation of capital and current income and are managed by Fidelity Investments Money Management, Inc. (FIMM), an affiliate of FMR.

A complete unaudited list of holdings for each Fidelity Central Fund is available upon request or at the SEC's web site at www.sec.gov. In addition, the financial statements of the Fidelity Central Funds, which are not covered by the Fund's Report of Independent Registered Public Accounting Firm, are available on the SEC's web site or upon request.

Annual Report

3. Significant Accounting Policies.

The financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America, which require management to make certain estimates and assumptions at the date of the financial statements. Actual results could differ from those estimates. The following summarizes the significant accounting policies of the Fund:

Security Valuation. Investments are valued as of 4:00 p.m. Eastern time on the last calendar day of the period. Wherever possible, the Fund uses independent pricing services approved by the Board of Trustees to value its investments.

Debt securities, including restricted securities, are valued by independent pricing services or by dealers who make markets in such securities. Pricing services consider yield or price of bonds of comparable quality, coupon, maturity and type as well as dealer supplied prices. Equity securities, including restricted securities, for which market quotations are readily available, are valued at the last reported sale price or official closing price as reported by an independent pricing service on the primary market or exchange on which they are traded. In the event there were no sales during the day or closing prices are not available, securities are valued at the last quoted bid price. Investments in open-end mutual funds, including the Fidelity Central Funds, are valued at their closing net asset value each business day. Short-term securities with remaining maturities of sixty days or less for which quotations are not readily available are valued at amortized cost, which approximates value. Actual prices received at disposition may differ.

When current market prices or quotations are not readily available or reliable, valuations may be determined in good faith in accordance with procedures adopted by the Board of Trustees. Factors used in determining value may include significant market or security specific events, changes in interest rates and credit quality, and developments in foreign markets which are monitored by evaluating the performance of ADRs, futures contracts and exchange-traded funds. The frequency with which these procedures are used cannot be predicted and may be utilized to a significant extent. The value of securities used for net asset value (NAV) calculation under these procedures may differ from published prices for the same securities.

Investment Transactions and Income. For financial reporting purposes, the Fund's investment holdings and NAV include trades executed through the end of the last business day of the period. The NAV per share for processing shareholder transactions is calculated as of the close of business of the New York Stock Exchange (NYSE), normally 4:00 p.m. Eastern time and includes trades executed through the end of the prior business day. Gains and losses on securities sold are determined on the basis of identified

Annual Report

Notes to Financial Statements - continued

(Amounts in thousands except ratios)

3. Significant Accounting Policies - continued

Investment Transactions and Income - continued

cost. Interest income and distributions from the Fidelity Central Funds are accrued as earned. Interest income includes coupon interest and amortization of premium and accretion of discount on debt securities. The Fund earns certain fees in connection with its floating rate loan purchasing activities. These fees are in addition to interest payments earned and may include amendment fees, consent fees and prepayment fees. These fees are recorded as Income in the accompanying financial statements.

Expenses. Most expenses of the trust can be directly attributed to a fund. Expenses which cannot be directly attributed are apportioned among each Fund in the trust. Expense estimates are accrued in the period to which they relate and adjustments are made when actual amounts are known.

Income Tax Information and Distributions to Shareholders. Each year, the Fund intends to qualify as a regulated investment company by distributing substantially all of its taxable income and realized gains under Subchapter M of the Internal Revenue Code and filing its U.S. federal tax return. As a result, no provision for income taxes is required. The Fund is subject to the provisions of FASB Interpretation No. 48, Accounting for Uncertainties in Income Taxes (FIN 48). FIN 48 sets forth a minimum threshold for financial statement recognition of the benefit of a tax position taken or expected to be taken in a tax return. The implementation of FIN 48 did not result in any unrecognized tax benefits in the accompanying financial statements. Each of the Fund's federal tax returns for the prior three fiscal years remains subject to examination by the Internal Revenue Service (IRS).

Dividends are declared daily and paid monthly from net investment income. Distributions from realized gains, if any, are recorded on the ex-dividend date. Income dividends and capital gain distributions are declared separately for each class. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from generally accepted accounting principles.

Capital accounts within the financial statements are adjusted for permanent book-tax differences. These adjustments have no impact on net assets or the results of operations. Temporary book-tax differences will reverse in a subsequent period.

Book-tax differences are primarily due to market discount, capital loss carryforwards, and losses deferred due to wash sales.

Annual Report

3. Significant Accounting Policies - continued

Income Tax Information and Distributions to Shareholders - continued

The tax-basis components of distributable earnings and the federal tax cost as of period end were as follows:

Unrealized appreciation	$ 134
Unrealized depreciation	(473,790)
Net unrealized appreciation (depreciation)	(473,656)
Undistributed ordinary income	4,296
Capital loss carryforward	(156,313)

Cost for federal income tax purposes	$ 2,445,688

The tax character of distributions paid was as follows:

	October 31, 2008	October 31, 2007
Ordinary Income	$ 143,999	$ 295,734
Long-term Capital Gains	-	932
Total	$ 143,999	$ 296,666

Short-Term Trading (Redemption) Fees. Shares held in the Fund less than 60 days are subject to a redemption fee equal to 1.00% of the proceeds of the redeemed shares. All redemption fees, including any estimated redemption fees paid by FMR, are retained by the Fund and accounted for as an addition to paid in capital.

New Accounting Pronouncement. In September 2006, Statement of Financial Accounting Standards No. 157, Fair Value Measurements (SFAS 157), was issued and is effective for fiscal years beginning after November 15, 2007. SFAS 157 defines fair value, establishes a framework for measuring fair value and results in expanded disclosures about fair value measurements.

4. Operating Policies.

Repurchase Agreements. FMR has received an Exemptive Order from the Securities and Exchange Commission (the SEC) which permits the Fund and other affiliated entities of FMR to transfer uninvested cash balances into joint trading accounts which are then invested in repurchase agreements. The Fund may also invest directly with institutions in repurchase agreements. Repurchase agreements are collateralized by government or non-government securities. Upon settlement date, collateral is held in segregated accounts with custodian banks and may be obtained in the event of a default of the counterparty. The Fund monitors, on a daily basis, the value of the collateral to ensure it is at least equal to the principal amount of the repurchase agreement (including accrued interest). In the event of a default by the counterparty, realization of the collateral proceeds could be delayed, during which time the value of the collateral may decline.

Annual Report

Notes to Financial Statements - continued

(Amounts in thousands except ratios)

4. Operating Policies - continued

Restricted Securities. The Fund may invest in securities that are subject to legal or contractual restrictions on resale. These securities generally may be resold in transactions exempt from registration or to the public if the securities are registered. Disposal of these securities may involve time-consuming negotiations and expense, and prompt sale at an acceptable price may be difficult. Information regarding restricted securities is included at the end of the Fund's Schedule of Investments.

Loans and Other Direct Debt Instruments. The Fund may invest in loans and loan participations, trade claims or other receivables. These investments may include standby financing commitments, including revolving credit facilities, that obligate the Fund to supply additional cash to the borrower on demand. Loan participations involve a risk of insolvency of the lending bank or other financial intermediary. The Fund may be contractually obligated to receive approval from the agent bank and/or borrower prior to the sale of these investments.

5. Purchases and Sales of Investments.

Purchases and sales of securities (including principal repayments of floating rate loans), other than short-term securities, aggregated $400,722 and $1,552,707, respectively.

6. Fees and Other Transactions with Affiliates.

Management Fee. FMR and its affiliates provide the Fund with investment management related services for which the Fund pays a monthly management fee. The management fee is the sum of an individual fund fee rate that is based on an annual rate of .45% of the Fund's average net assets and a group fee rate that averaged .12% during the period. The group fee rate is based upon the average net assets of all the mutual funds advised by FMR. The group fee rate decreases as assets under management increase and increases as assets under management decrease. For the period, the total annual management fee rate was .56% of the Fund's average net assets.

Distribution and Service Plan. In accordance with Rule 12b-1 of the 1940 Act, the Fund has adopted separate Distribution and Service Plans for each class of shares. Certain classes pay Fidelity Distributors Corporation (FDC), an affiliate of FMR, separate Distribution and Service Fees, each of which is based on an annual percentage of each class' average net assets. In addition, FDC may pay financial intermediaries for selling shares of the Fund and providing shareholder support services. For the period, the Distribution and Service Fee rates and the total amounts paid to and retained by FDC were as follows:

Annual Report

6. Fees and Other Transactions with Affiliates - continued

Distribution and Service Plan - continued

	Distribution Fee	Service Fee	Paid to FDC	Retained by FDC
Class A	0%	.25%	$ 569	$ 45
Class T	0%	.25%	512	17
Class B	.55%	.15%	487	383
Class C	.75%	.25%	2,719	316
			$ 4,287	$ 761

Sales Load. FDC receives a front-end sales charge of up to 2.75% for selling Class A shares and Class T shares, some of which is paid to financial intermediaries for selling shares of the Fund. FDC receives the proceeds of contingent deferred sales charges levied on Class A, Class T, Class B, and Class C redemptions. These charges depend on the holding period. The deferred sales charges range from 3.50% to 1% for Class B, 1% for Class C, 1.00% to .50% for certain purchases of Class A shares and .25% for certain purchases of Class T shares.

For the period, sales charge amounts retained by FDC were as follows:

Retained by FDC
Class A	$ 44
Class T	10
Class B*	126
Class C*	41
$ 221

* When Class B and Class C shares are initially sold, FDC pays commissions from its own resources to financial intermediaries through which the sales are made.

Transfer Agent Fees. Fidelity Investments Institutional Operations Company, Inc. (FIIOC), an affiliate of FMR, is the transfer, dividend disbursing and shareholder servicing agent for each class of the Fund. FIIOC receives account fees and asset-based fees that vary according to the account size and type of account of the shareholders of the respective classes of the Fund. FIIOC pays for typesetting, printing and mailing of shareholder reports, except proxy statements. Prior to January 1, 2008, Fidelity Service Company, Inc. (FSC), also an affiliate of FMR, was the transfer agent for Fidelity Floating Rate High Income Fund shares. For the period, each class paid the following transfer agent fees:

Annual Report

Notes to Financial Statements - continued

(Amounts in thousands except ratios)

6. Fees and Other Transactions with Affiliates - continued

Transfer Agent Fees - continued

	Amount	% of Average Net Assets
Class A	$ 423.19
Class T	320.16
Class B	165.24
Class C	473.17
Fidelity Floating Rate High Income Fund	1,970.10
Institutional Class	246.14
	$ 3,597

Accounting Fees. FSC maintains the Fund's accounting records. The fee is based on the level of average net assets for the month.

7. Committed Line of Credit.

The Fund participates with other funds managed by FMR in a $4.2 billion credit facility (the "line of credit") to be utilized for temporary or emergency purposes to fund shareholder redemptions or for other short-term liquidity purposes. The Fund has agreed to pay commitment fees on its pro rata portion of the line of credit, which amounted to $6 and is reflected in Miscellaneous Expense on the Statement of Operations. During the period, there were no borrowings on this line of credit.

8. Expense Reductions.

FMR voluntarily agreed to reimburse each class to the extent annual operating expenses exceeded certain levels of average net assets as noted in the table below. Some expenses, for example interest expense, including commitment fees, are excluded from this reimbursement.

The following classes were in reimbursement during the period:

	Expense Limitations	Reimbursement from adviser
Class B	1.55%	$ 9

In addition, through arrangements with the Fund's custodian and each class' transfer agent, credits realized as a result of uninvested cash balances were used to reduce the Fund's expenses. During the period, these credits reduced the Fund's custody expense by $76. During the period, credits reduced each class' transfer agent expense as noted in the table below.

Transfer Agent expense reduction
Fidelity Floating Rate High Income Fund	$ 2

Annual Report

9. Other.

The Fund's organizational documents provide former and current trustees and officers with a limited indemnification against liabilities arising in connection with the performance of their duties to the Fund. In the normal course of business, the Fund may also enter into contracts that provide general indemnifications. The Fund's maximum exposure under these arrangements is unknown as this would be dependent on future claims that may be made against the Fund. The risk of material loss from such claims is considered remote.

10. Distributions to Shareholders.

Distributions to shareholders of each class were as follows:

Years ended October 31,	2008	2007
From net investment income
Class A	$ 11,040	$ 16,980
Class T	10,312	25,808
Class B	3,137	7,185
Class C	11,350	22,768
Fidelity Floating Rate High Income Fund	99,177	205,034
Institutional Class	8,983	17,959
Total	$ 143,999	$ 295,734
From net realized gain
Class A	$ -	$ 56
Class T	-	92
Class B	-	28
Class C	-	89
Fidelity Floating Rate High Income Fund	-	612
Institutional Class	-	55
Total	$ -	$ 932

Annual Report

Notes to Financial Statements - continued

(Amounts in thousands except ratios)

11. Share Transactions.

Transactions for each class of shares were as follows:

	Shares		Dollars
Years ended October 31,	2008	2007	2008	2007
Class A
Shares sold	12,782	13,247	$ 119,270	$ 130,736
Reinvestment of distributions	942	1,258	8,667	12,401
Shares redeemed	(16,135)	(16,816)	(147,587)	(165,336)
Net increase (decrease)	(2,411)	(2,311)	$ (19,650)	$ (22,199)
Class T
Shares sold	2,613	10,196	$ 24,324	$ 101,349
Reinvestment of distributions	970	2,326	8,971	22,926
Shares redeemed	(18,575)	(28,319)	(171,534)	(278,187)
Net increase (decrease)	(14,992)	(15,797)	$ (138,239)	$ (153,912)
Class B
Shares sold	459	1,012	$ 4,273	$ 10,008
Reinvestment of distributions	253	543	2,337	5,357
Shares redeemed	(5,780)	(5,618)	(53,368)	(55,301)
Net increase (decrease)	(5,068)	(4,063)	$ (46,758)	$ (39,936)
Class C
Shares sold	4,102	6,240	$ 38,173	$ 61,832
Reinvestment of distributions	816	1,565	7,528	15,441
Shares redeemed	(15,538)	(17,554)	(142,119)	(172,933)
Net increase (decrease)	(10,620)	(9,749)	$ (96,418)	$ (95,660)
Fidelity Floating Rate High Income Fund
Shares sold	58,551	157,899	$ 537,327	$ 1,564,638
Reinvestment of distributions	9,069	17,687	83,798	174,341
Shares redeemed	(181,259)	(201,041)	(1,661,471)	(1,967,636)
Net increase (decrease)	(113,639)	(25,455)	$ (1,040,346)	$ (228,657)
Institutional Class
Shares sold	12,811	16,545	$ 119,600	$ 164,024
Reinvestment of distributions	554	883	5,092	8,716
Shares redeemed	(17,333)	(23,840)	(157,983)	(234,021)
Net increase (decrease)	(3,968)	(6,412)	$ (33,291)	$ (61,281)

Annual Report

Report of Independent Registered Public Accounting Firm

To the Trustees of Fidelity Advisor Series I and Shareholders of Fidelity Advisor Floating Rate High Income Fund:

We have audited the accompanying statement of assets and liabilities of Fidelity Advisor Floating Rate High Income Fund (the Fund), a fund of Fidelity Advisor Series I, including the schedule of investments, as of October 31, 2008, and the related statement of operations for the year then ended, the statement of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund's internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of October 31, 2008, by correspondence with the custodians, brokers and agent banks; where replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Fidelity Advisor Floating Rate High Income Fund as of October 31, 2008, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and its financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

/s/ Deloitte & Touche LLP

DELOITTE & TOUCHE LLP

Boston, Massachusetts

December 23, 2008

Annual Report

Trustees and Officers

The Trustees, Member of the Advisory Board, and executive officers of the trust and fund, as applicable, are listed below. The Board of Trustees governs the fund and is responsible for protecting the interests of shareholders. The Trustees are experienced executives who meet periodically throughout the year to oversee the fund's activities, review contractual arrangements with companies that provide services to the fund, and review the fund's performance. Except for Edward C. Johnson 3d and James C. Curvey, each of the Trustees oversees 220 funds advised by FMR or an affiliate. Messrs. Johnson and Curvey oversee 379 funds advised by FMR or an affiliate.

The Trustees hold office without limit in time except that (a) any Trustee may resign; (b) any Trustee may be removed by written instrument, signed by at least two-thirds of the number of Trustees prior to such removal; (c) any Trustee who requests to be retired or who has become incapacitated by illness or injury may be retired by written instrument signed by a majority of the other Trustees; and (d) any Trustee may be removed at any special meeting of shareholders by a two-thirds vote of the outstanding voting securities of the trust. Each Trustee who is not an interested person (as defined in the 1940 Act) (Independent Trustee), shall retire not later than the last day of the calendar year in which his or her 72nd birthday occurs. The Independent Trustees may waive this mandatory retirement age policy with respect to individual Trustees. The executive officers and Advisory Board Member hold office without limit in time, except that any officer and Advisory Board Member may resign or may be removed by a vote of a majority of the Trustees at any regular meeting or any special meeting of the Trustees. Except as indicated, each individual has held the office shown or other offices in the same company for the past five years.

The fund's Statement of Additional Information (SAI) includes more information about the Trustees. To request a free copy, call Fidelity at 1-877-208-0098.

Interested Trustees*:

Correspondence intended for each Trustee who is an interested person may be sent to Fidelity Investments, 82 Devonshire Street, Boston, Massachusetts 02109.

Name, Age; Principal Occupation
Edward C. Johnson 3d (78)

Year of Election or Appointment: 1983

Mr. Johnson is Chairman of the Board of Trustees. Mr. Johnson serves as Chief Executive Officer, Chairman, and a Director of FMR LLC; Chairman and a Director of FMR; Chairman and a Director of Fidelity Research & Analysis Company (FRAC); Chairman and a Director of Fidelity Investments Money Management, Inc.; and Chairman and a Director of FMR Co., Inc. In addition, Mr. Johnson serves as Chairman and Director of FIL Limited. Previously, Mr. Johnson served as President of FMR LLC (2006-2007).

James C. Curvey (73)

Year of Election or Appointment: 2007

Mr. Curvey also serves as Trustee (2007-present) of other investment companies advised by FMR. Mr. Curvey is a Director of FMR and FMR Co., Inc. (2007-present). Mr. Curvey is also Vice Chairman (2006-
present) and Director of FMR LLC. In addition, Mr. Curvey serves as an Overseer for the Boston Symphony Orchestra and a member of the Trustees of Villanova University.

* Trustees have been determined to be "Interested Trustees" by virtue of, among other things, their affiliation with the trust or various entities under common control with FMR. FMR Corp. merged with and into FMR LLC on October 1, 2007. Any references to FMR LLC for prior periods are deemed to be references to the prior entity.

Independent Trustees:

Correspondence intended for each Independent Trustee (that is, the Trustees other than the Interested Trustees) may be sent to Fidelity Investments, P.O. Box 55235, Boston, Massachusetts 02205-5235.

Name, Age; Principal Occupation
Dennis J. Dirks (60)

Year of Election or Appointment: 2005

Prior to his retirement in May 2003, Mr. Dirks was Chief Operating Officer and a member of the Board of The Depository Trust & Clearing Corporation (DTCC) (1999-2003). He also served as President, Chief Operating Officer, and Board member of The Depository Trust Company (DTC) (1999-2003) and President and Board member of the National Securities Clearing Corporation (NSCC) (1999-2003). In addition, Mr. Dirks served as a Trustee and a member of the Finance Committee of Manhattan College (2005-2008), and as Chief Executive Officer and Board member of the Government Securities Clearing Corporation (2001-2003) and Chief Executive Officer and Board member of the Mortgage-Backed Securities Clearing Corporation (2001-2003). Mr. Dirks also serves as a Trustee and a member of the Finance Committee of AHRC of Nassau County (2006-present).

Alan J. Lacy (55)

Year of Election or Appointment: 2008

Mr. Lacy serves as Senior Adviser (2007-present) of Oak Hill Capital Partners, L.P. (a private equity firm). Mr. Lacy also served as Chief Executive Officer (2000-2005) and Vice Chairman (2005-2006) of Sears Holdings Corporation and Sears, Roebuck and Co. (retail). In addition, Mr. Lacy serves as a member of the Board of Directors of The Western Union Company (global money transfer, 2006-present) and Bristol-Myers Squibb (global pharmaceuticals, 2007-present). Mr. Lacy is a Trustee of the National Parks Conservation Association and The Field Museum of Natural History.

Ned C. Lautenbach (64)

Year of Election or Appointment: 2000

Mr. Lautenbach is Chairman of the Independent Trustees (2006-present). Mr. Lautenbach is an Advisory Partner of Clayton, Dubilier & Rice, Inc. (private equity investment firm). Previously, Mr. Lautenbach was with the International Business Machines Corporation (IBM) from 1968 until his retirement in 1998. Mr. Lautenbach serves as a Director of Eaton Corporation (diversified industrial) as well as the Philharmonic Center for the Arts in Naples, Florida. He also is a member of the Board of Trustees of Fairfield University (2005-present), as well as a member of the Council on Foreign Relations. Previously, Mr. Lautenbach served as a Director of Sony Corporation (2006-2007).

Joseph Mauriello (64)

Year of Election or Appointment: 2008

Prior to his retirement in January 2006, Mr. Mauriello served in numerous senior management positions including Deputy Chairman and Chief Operating Officer (2004-2005), and Vice Chairman of Financial Services (2002-2004) of KPMG LLP US (professional services firm, 1965-
2005). Mr. Mauriello currently serves as a member of the Board of Directors of XL Capital Ltd. (global insurance and re-insurance company, 2006-present) and of Arcadia Resources Inc. (health care services and products, 2007-present). He also served as a Director of the Hamilton Funds of the Bank of New York (2006-2007).

Cornelia M. Small (64)

Year of Election or Appointment: 2005

Ms. Small is a member of the Investment Committee, and Chair (2008-present) and a member of the Board of Trustees of Smith College. Ms. Small also serves on the Investment Committee of the Berkshire Taconic Community Foundation (2008-present). Previously, Ms. Small served as Chairperson of the Investment Committee (2002-2008) of Smith College and as Co-Chair (2000-2003) of the Annual Fund for the Fletcher School of Law and Diplomacy. In addition, she served as Chief Investment Officer, Director of Global Equity Investments, and a member of the Board of Directors of Scudder, Stevens & Clark and Scudder Kemper Investments.

William S. Stavropoulos (69)

Year of Election or Appointment: 2002

Mr. Stavropoulos is Chairman Emeritus of the Board of Directors of The Dow Chemical Company, where he previously served in numerous senior management positions, including President (1993-2000; 2002-
2003), CEO (1995-2000; 2002-2004), Chairman of the Executive Committee (2000-2006), and as a member of the Board of Directors (1990-2006). Currently, he is a Director of Teradata Corporation (data warehousing and technology solutions, 2008-present), Chemical Financial Corporation, Maersk Inc. (industrial conglomerate), Tyco International, Inc. (multinational manufacturing and services, 2007-present), and a member of the Advisory Board for Metalmark Capital (private equity investment firm, 2005-present). He is a special advisor to Clayton, Dubilier & Rice, Inc. (private equity investment). In addition, Mr. Stavropoulos is a member of the University of Notre Dame Advisory Council for the College of Science.

David M. Thomas (59)

Year of Election or Appointment: 2008

Previously, Mr. Thomas served as Executive Chairman (2005-2006) and Chairman and Chief Executive Officer (2000-2005) of IMS Health, Inc. (pharmaceutical and healthcare information solutions). In addition, Mr. Thomas serves as a member of the Board of Directors of Fortune Brands, Inc. (consumer products holding company), and Interpublic Group of Companies, Inc. (marketing communication, 2004-present).

Michael E. Wiley (58)

Year of Election or Appointment: 2008

Mr. Wiley also serves as a member of the Board of Trustees of the University of Tulsa (2000-2006; 2007-present). He serves as a Director of Tesoro Corporation (independent oil refiner and marketer, 2005-
present), and a Director of Bill Barrett Corporation (exploration and production company, 2005-present). In addition, he also serves as a Director of Post Oak Bank (privately-held bank, 2004-present). Previously, Mr. Wiley served as a Sr. Energy Advisor of Katzenbach Partners, LLC (consulting firm, 2006-2007), as an Advisory Director of Riverstone Holdings (private investment firm), Chairman, President, and CEO of Baker Hughes, Inc. (oilfield services company, 2000-2004), and as Director of Spinnaker Exploration Company (exploration and production company, 2001-2005).

Advisory Board Member and Executive Officers**:

Correspondence intended for each executive officer and Mr. Lynch may be sent to Fidelity Investments, 82 Devonshire Street, Boston, Massachusetts 02109.

Name, Age; Principal Occupation
Peter S. Lynch (64)

Year of Election or Appointment: 2003

Member of the Advisory Board of Fidelity's Equity and High Income Funds. Mr. Lynch is Vice Chairman and a Director of FMR, and Vice Chairman (2001-present) and a Director of FMR Co., Inc. Previously, Mr. Lynch served as a Trustee of the Fidelity funds (1990-2003). In addition, he serves as a Trustee of Boston College and as the Chairman of the Inner-City Scholarship Fund. Previously, Mr. Lynch served on the Special Olympics International Board of Directors (1997-2006).

Kenneth B. Robins (39)

Year of Election or Appointment: 2008

President and Treasurer of Fidelity's Equity and High Income Funds. Mr. Robins is an employee of Fidelity Investments (2004-present). Before joining Fidelity Investments, Mr. Robins worked at KPMG LLP, where he was a partner in KPMG's department of professional practice (2002-2004).

Thomas C. Hense (44)

Year of Election or Appointment: 2008

Vice President of Fidelity's High Income and Small Cap Funds. Previously, Mr. Hense served as a portfolio manager for Fidelity's Institutional Money Management Group (Pyramis) (2003-2008).

Scott C. Goebel (40)

Year of Election or Appointment: 2008

Secretary and Chief Legal Officer (CLO) of the Fidelity funds. Mr. Goebel also serves as General Counsel, Secretary, and Senior Vice President of FMR (2008-present); Deputy General Counsel of FMR LLC; Chief Legal Secretary of Fidelity Management & Research (Hong Kong) Limited (2008-present) and Assistant Secretary of Fidelity Management & Research (Japan) Inc. (2008-present). Previously, Mr. Goebel served as Assistant Secretary of the Funds (2007-2008) and as Vice President and Secretary of Fidelity Distributors Corporation (FDC) (2005-2007).

John B. McGinty, Jr. (46)

Year of Election or Appointment: 2008

Assistant Secretary of Fidelity's Equity and High Income Funds. Mr. McGinty is an employee of Fidelity Investments (2004-present). Mr. McGinty also serves as Senior Vice President, Secretary, and Chief Legal Officer of FDC (2007-present). Before joining Fidelity Investments, Mr. McGinty practiced law at Ropes & Gray, LLP.

Holly C. Laurent (54)

Year of Election or Appointment: 2008

Anti-Money Laundering (AML) Officer of the Fidelity funds. Ms. Laurent is an employee of Fidelity Investments. Previously, Ms. Laurent was Senior Vice President and Head of Legal for Fidelity Business Services India Pvt. Ltd. (2006-2008), Senior Vice President, Deputy General Counsel and Group Head for FMR LLC (2005-2006).

Christine Reynolds (50)

Year of Election or Appointment: 2008

Chief Financial Officer of the Fidelity funds. Ms. Reynolds became President of Fidelity Pricing and Cash Management Services (FPCMS) in August 2008. She served as Chief Operating Officer of FPCMS from 2007 through July 2008. Previously, Ms. Reynolds served as President, Treasurer, and Anti-Money Laundering officer of the Fidelity funds (2004-
2007). Before joining Fidelity Investments, Ms. Reynolds worked at PricewaterhouseCoopers LLP (PwC) (1980-2002), where she was an audit partner with PwC's investment management practice.

Kenneth A. Rathgeber (61)

Year of Election or Appointment: 2004

Chief Compliance Officer of Fidelity's Equity and High Income Funds. Mr. Rathgeber is Chief Compliance Officer of Fidelity Management & Research (Hong Kong) Limited (2008-present), Fidelity Management & Research (Japan) Inc. (2008-present), FMR (2005-present), FMR Co., Inc. (2005-present), Fidelity Management & Research (U.K.) Inc. (2005-
present), Fidelity Research & Analysis Company (2005-present), Fidelity Investments Money Management, Inc. (2005-present), and Strategic Advisers, Inc. (2005-present).

Bryan A. Mehrmann (47)

Year of Election or Appointment: 2005

Deputy Treasurer of the Fidelity funds. Mr. Mehrmann is an employee of Fidelity Investments. Previously, Mr. Mehrmann served as Vice President of Fidelity Investments Institutional Services Group (FIIS)/Fidelity Investments Institutional Operations Corporation, Inc. (FIIOC) Client Services (1998-2004).

Adrien E. Deberghes (41)

Year of Election or Appointment: 2008

Deputy Treasurer of Fidelity's Equity and High Income Funds. Mr. Deberghes is an employee of Fidelity Investments (2008-present). Previously, Mr. Deberghes served as Senior Vice President of Mutual Fund Administration at State Street Corporation (2007-2008), Senior Director of Mutual Fund Administration at Investors Bank & Trust (2005-2007), and Director of Finance for Dunkin' Brands (2000-2005).

Robert G. Byrnes (41)

Year of Election or Appointment: 2005

Assistant Treasurer of the Fidelity funds. Mr. Byrnes is an employee of Fidelity Investments (2005-present). Previously, Mr. Byrnes served as Vice President of Fidelity Pricing and Cash Management Services (FPCMS) (2003-2005). Before joining Fidelity Investments, Mr. Byrnes worked at Deutsche Asset Management where he served as Vice President of the Investment Operations Group (2000-2003).

Peter L. Lydecker (54)
Year of Election or Appointment: 2004 Assistant Treasurer of the Fidelity funds. Mr. Lydecker is an employee of Fidelity Investments.
Paul M. Murphy (61)

Year of Election or Appointment: 2007

Assistant Treasurer of the Fidelity funds. Mr. Murphy is an employee of Fidelity Investments (2007-present). Previously, Mr. Murphy served as Chief Financial Officer of the Fidelity Funds (2005-2006), Vice President and Associate General Counsel of FMR (2007), and Senior Vice President of Fidelity Pricing and Cash Management Services (FPCMS) (1994-2007).

Gary W. Ryan (50)

Year of Election or Appointment: 2005

Assistant Treasurer of the Fidelity funds. Mr. Ryan is an employee of Fidelity Investments. Previously, Mr. Ryan served as Vice President of Fund Reporting in Fidelity Pricing and Cash Management Services (FPCMS) (1999-2005).

** FMR Corp. merged with and into FMR LLC on October 1, 2007. Any references to FMR LLC for prior periods are deemed to be references to the prior entity.

Annual Report

Distributions (Unaudited)

The fund designates $102,338,169 of distributions paid during the period January 1, 2008 to October 31, 2008 as qualifying to be taxed as interest-related dividends for nonresident alien shareholders.

A total of 0.73% of the dividends distributed during the fiscal year was derived from interest on U.S. Government securities which is generally exempt from state income tax.

The fund will notify shareholders in January 2009 of amounts for use in preparing 2008 income tax returns.

Annual Report

Proxy Voting Results

A special meeting of the fund's shareholders was held on June 18, 2008. The results of votes taken among shareholders on the proposals before them are reported below. Each vote reported represents one dollar of net asset value held on the record date for the meeting.

PROPOSAL 1
To elect a Board of Trustees.A
	# of Votes	% of Votes
James C. Curvey
Affirmative	25,533,645,076.55	95.758
Withheld	1,131,045,213.53	4.242
TOTAL	26,664,690,290.08	100.000
Dennis J. Dirks
Affirmative	25,686,005,364.53	96.330
Withheld	978,684,925.55	3.670
TOTAL	26,664,690,290.08	100.000
Edward C. Johnson 3d
Affirmative	25,589,947,163.14	95.969
Withheld	1,074,743,126.94	4.031
TOTAL	26,664,690,290.08	100.000
Alan J. Lacy
Affirmative	25,669,138,246.63	96.266
Withheld	995,552,043.45	3.734
TOTAL	26,664,690,290.08	100.000
Ned C. Lautenbach
Affirmative	25,672,946,891.13	96.281
Withheld	991,743,398.95	3.719
TOTAL	26,664,690,290.08	100.000
Joseph Mauriello
Affirmative	25,675,331,192.42	96.290
Withheld	989,359,097.66	3.710
TOTAL	26,664,690,290.08	100.000
Cornelia M. Small
Affirmative	25,677,299,164.74	96.297
Withheld	987,391,125.34	3.703
TOTAL	26,664,690,290.08	100.000
	# of Votes	% of Votes
William S. Stavropoulos
Affirmative	25,644,596,204.07	96.174
Withheld	1,020,094,086.01	3.826
TOTAL	26,664,690,290.08	100.000
David M. Thomas
Affirmative	25,683,151,595.87	96.319
Withheld	981,538,694.21	3.681
TOTAL	26,664,690,290.08	100.000
Michael E. Wiley
Affirmative	25,681,657,144.60	96.313
Withheld	983,033,145.48	3.687
TOTAL	26,664,690,290.08	100.000
PROPOSAL 2
To amend the Declaration of Trust of Fidelity Advisor Series I to reduce the required quorum for future shareholder meetings.A
	# of Votes	% of Votes
Affirmative	14,366,154,116.59	53.877
Against	3,894,779,838.51	14.607
Abstain	853,635,309.57	3.201
Broker Non-Votes	7,550,121,025.41	28.315
TOTAL	26,664,690,290.08	100.000

A Denotes trust-wide proposal and voting results.

Annual Report

Board Approval of Investment Advisory Contracts and Management Fees

Fidelity Advisor Floating Rate High Income Fund

Each year, typically in July, the Board of Trustees, including the Independent Trustees (together, the Board), votes on the renewal of the management contract and sub-advisory agreements (together, the Advisory Contracts) for the fund. The Board, assisted by the advice of fund counsel and Independent Trustees' counsel, requests and considers a broad range of information throughout the year.

The Board meets regularly and, acting directly and through its separate committees, requests and receives information concerning, and considers at each of its meetings factors that are relevant to, its annual consideration of the renewal of the fund's Advisory Contracts, including the services and support provided to the fund and its shareholders. At the time of the renewal, the Board had 12 standing committees, each composed of Independent Trustees with varying backgrounds, to which the Board has assigned specific subject matter responsibilities in order to enhance effective decision-making by the Board. Each committee has a written charter outlining the structure and purposes of the committee. The Board also meets as needed to consider matters specifically related to the Board's annual consideration of the renewal of Advisory Contracts.

On June 19, 2008, the Board, voted to continue the fund's Advisory Contracts for one month, through July 31, 2008, in connection with the reorganization of the Fidelity funds under two separate boards. The Board considered that the contractual terms of and fees payable under the fund's Advisory Contracts involve no changes in (i) the investment process or strategies employed in the management of the fund's assets; (ii) the nature or level of services provided under the fund's Advisory Contracts; or (iii) the day-to-day management of the fund or the persons primarily responsible for such management. The Board concluded that the fund's Advisory Contracts are fair and reasonable, and that the fund's Advisory Contracts should be extended, without modification, through July 31, 2008, with the understanding that the Board would consider their renewal in July 2008.

At its July 2008 meeting, the Board of Trustees, including the Independent Trustees, unanimously determined to renew the fund's Advisory Contracts. In reaching its determination, the Board considered all factors it believed relevant, including (i) the nature, extent, and quality of the services to be provided to the fund and its shareholders (including the investment performance of the fund); (ii) the competitiveness of the fund's management fee and total expenses; (iii) the total costs of the services to be provided by and the profits to be realized by Fidelity from its relationship with the fund; (iv) the extent to which economies of scale would be realized as the fund grows; and (v) whether fee levels reflect these economies of scale, if any, for the benefit of fund shareholders. The Board also approved agreements with foreign sub-advisers Fidelity Management & Research (U.K.) Inc., Fidelity Management & Research (Japan) Inc., and Fidelity Management & Research (Hong Kong) Limited.

Annual Report

In considering whether to renew the Advisory Contracts for the fund, the Board ultimately reached a determination, with the assistance of fund counsel and Independent Trustees' counsel and through the exercise of its business judgment, that the renewal of the Advisory Contracts and the compensation to be received by Fidelity under the management contract is consistent with Fidelity's fiduciary duty under applicable law. The Board's decision to renew the Advisory Contracts was not based on any single factor noted above, but rather was based on a comprehensive consideration of all the information provided to the Board at its meetings throughout the year. The Board, in reaching its determination to renew the Advisory Contracts, is aware that shareholders in the fund have a broad range of investment choices available to them, including a wide choice among mutual funds offered by competitors to Fidelity, and that the fund's shareholders, with the opportunity to review and weigh the disclosure provided by the fund in its prospectus and other public disclosures, have chosen to invest in this fund, managed by Fidelity.

Nature, Extent, and Quality of Services Provided. The Board considered staffing within the investment adviser, FMR, and the sub-advisers (together, the Investment Advisers), including the backgrounds of the fund's investment personnel and the fund's investment objective and discipline. The Independent Trustees also had discussions with senior management of Fidelity's investment operations and investment groups. The Board considered the structure of the portfolio manager compensation program and whether this structure provides appropriate incentives.

Resources Dedicated to Investment Management and Support Services. The Board reviewed the size, education, and experience of the Investment Advisers' investment staff, their use of technology, and the Investment Advisers' approach to recruiting, training, and retaining portfolio managers and other research, advisory, and management personnel. The Board noted that Fidelity's analysts have access to a variety of technological tools that enable them to perform both fundamental and quantitative analysis and to specialize in various disciplines. The Board considered Fidelity's extensive global research capabilities that enable the Investment Advisers to aggregate data from various sources in an effort to produce positive investment results. The Board also considered that Fidelity's portfolio managers and analysts have access to daily portfolio attribution that allows for monitoring of a fund's portfolio, as well as an electronic communication system that provides immediate real-time access to research concerning issuers and credit enhancers.

Shareholder and Administrative Services. The Board considered (i) the nature, extent, quality, and cost of advisory, administrative, distribution, and shareholder services performed by the Investment Advisers and their affiliates under the Advisory Contracts and under separate agreements covering transfer agency, pricing and bookkeeping, and securities lending services for the fund; (ii) the nature and extent of the Investment Advisers' supervision of third party service providers, principally custodians and subcustodians; and (iii) the resources devoted to, and the record of compliance with, the fund's compliance policies and procedures. The Board also reviewed the allocation of fund brokerage, including allocations to brokers affiliated with the Investment Advisers, the use of brokerage commissions to pay fund expenses, and the use of "soft" commission dollars to pay for research services. The Board further considered that Fidelity voluntarily pays for market data out of its own resources.

Annual Report

Board Approval of Investment Advisory Contracts and
Management Fees - continued

The Board noted that the growth of fund assets across the complex allows Fidelity to reinvest in the development of services designed to enhance the value or convenience of the Fidelity funds as investment vehicles. These services include 24-hour access to account information and market information through phone representatives and over the Internet, and investor education materials and asset allocation tools.

Investment in a Large Fund Family. The Board considered the benefits to shareholders of investing in a Fidelity fund, including the benefits of investing in a fund that is part of a large family of funds offering a variety of investment disciplines and providing for a large variety of mutual fund investor services. For example, fund shareholders are offered the privilege of exchanging shares of the fund for shares of other Fidelity funds, as set forth in the fund's prospectus, without paying a sales charge. The Board noted that Fidelity has taken a number of actions over the previous year that benefited particular funds, including (i) dedicating additional resources to investment research and to restructure the investment research teams; (ii) contractually agreeing to reduce the management fees on Fidelity's Institutional Money Market Funds and launching Class IV and Institutional Class of certain of these funds; (iii) reducing the transfer agent fees for the Fidelity Select Portfolios and Investor Class of the VIP funds; and (iv) launching Class K of 29 equity funds as a lower-fee class available to certain employer-sponsored retirement plans.

Investment Performance. The Board considered whether the fund has operated within its investment objective, as well as its record of compliance with its investment restrictions. It also reviewed the fund's absolute investment performance for each class, as well as the fund's relative investment performance for each class measured against (i) a proprietary custom index, and (ii) a peer group of mutual funds over multiple periods. The following charts considered by the Board show, over the one-, three-, and five-year periods ended December 31, 2007, the cumulative total returns of Institutional Class (Class I) and Class C, the cumulative total returns of a proprietary custom index ("benchmark"), and a range of cumulative total returns of a peer group of mutual funds identified by Lipper Inc. as having an investment objective similar to that of the fund. The returns of Institutional Class (Class I) and Class C show the performance of the highest and lowest performing classes, respectively (based on three-year performance). The box within each chart shows the 25th percentile return (bottom of box) and the 75th percentile return (top of box) of the peer group. Returns shown above the box are in the first quartile and returns shown below the box are in the fourth quartile. The percentage beaten numbers noted below each chart correspond to the percentile box and represent the percentage of funds in the peer group whose performance was equal to or lower than that of the class indicated. The fund's proprietary custom index is an index developed by FMR that represents the performance of the fund's general investment categories.

Annual Report

Fidelity Advisor Floating Rate High Income Fund

The Board reviewed the fund's relative investment performance against its peer group and stated that the performance of Institutional Class (Class I) of the fund was in the first quartile for the one- and three-year periods and the second quartile for the five-year period. The Board also stated that the investment performance of the fund was lower than its benchmark for the three- and five-year periods, although the one-year cumulative total return of Institutional Class (Class I) of the fund compared favorably to its benchmark. The Board considered that the variations in performance among the fund's classes reflect the variations in class expenses, which result in lower performance for higher expense classes.

Based on its review, and giving particular weight to the nature and quality of the resources dedicated by the Investment Advisers to maintain and improve relative performance, the Board concluded that the nature, extent, and quality of the services provided to the fund will benefit the fund's shareholders, particularly in light of the Board's view that the fund's shareholders benefit from investing in a fund that is part of a large family of funds offering a variety of investment disciplines and services.

Competitiveness of Management Fee and Total Fund Expenses. The Board considered the fund's management fee and total expenses compared to "mapped groups" of competitive funds and classes. Fidelity creates "mapped groups" by combining similar Lipper investment objective categories that have comparable management fee characteristics. Combining Lipper investment objective categories aids the Board's management fee and total expense comparisons by broadening the competitive group used for comparison and by reducing the number of universes to which various Fidelity funds are compared.

Annual Report

Board Approval of Investment Advisory Contracts and
Management Fees - continued

The Board considered two proprietary management fee comparisons for the 12-month periods shown in the chart below. The group of Lipper funds used by the Board for management fee comparisons is referred to below as the "Total Mapped Group" and, for the reasons explained above, is broader than the Lipper peer group used by the Board for performance comparisons. The Total Mapped Group comparison focuses on a fund's standing relative to the total universe of comparable funds available to investors, in terms of gross management fees before expense reimbursements or caps. "TMG %" represents the percentage of funds in the Total Mapped Group that had management fees that were lower than the fund's. For example, a TMG % of 26% means that 74% of the funds in the Total Mapped Group had higher management fees than the fund. The "Asset-Size Peer Group" (ASPG) comparison focuses on a fund's standing relative to non-Fidelity funds similar in size to the fund within the Total Mapped Group. The ASPG represents at least 15% of the funds in the Total Mapped Group with comparable asset size and management fee characteristics, subject to a minimum of 50 funds (or all funds in the Total Mapped Group if fewer than 50). Additional information, such as the ASPG quartile in which the fund's management fee ranked, is also included in the chart and considered by the Board.

Fidelity Advisor Floating Rate High Income Fund

Annual Report

The Board noted that the fund's management fee ranked below the median of its Total Mapped Group and below the median of its ASPG for 2007.

Furthermore, the Board considered that, on January 18, 2007, it had approved an amendment (effective February 1, 2007) to the fund's management contract that lowered the individual fund fee rate from 55 basis points to 45 basis points. The Board considered that the chart reflects the fund's lower management fee in 2007, as if the lower fee were in effect for the entire year.

Based on its review, the Board concluded that the fund's management fee was fair and reasonable in light of the services that the fund receives and the other factors considered.

In its review of each class's total expenses, the Board considered the fund's management fee as well as other fund or class expenses, as applicable, such as transfer agent fees, pricing and bookkeeping fees, fund-paid 12b-1 fees, and custodial, legal, and audit fees. The Board also noted the effects of any waivers and reimbursements on fees and expenses. As part of its review, the Board also considered current and historical total expenses of each class of the fund compared to competitive fund median expenses. Each class of the fund is compared to those funds and classes in the Total Mapped Group (used by the Board for management fee comparisons) that have a similar sales load structure.

The Board noted that the total expenses of each of Class A, Class T, Class B, Institutional Class, and Fidelity Floating Rate High Income (retail class) ranked below its competitive median for 2007, and the total expenses of Class C ranked equal to its competitive median for 2007.

In its review of total expenses, the Board also considered Fidelity fee structures and other information on clients that FMR and its affiliates service in other competitive markets, such as other mutual funds advised or subadvised by FMR or its affiliates, pension plan clients, and other institutional clients.

Based on its review, the Board concluded that the total expenses of each class of the fund were reasonable in light of the services that the fund and its shareholders receive and the other factors considered.

Costs of the Services and Profitability. The Board considered the revenues earned and the expenses incurred by Fidelity in conducting the business of developing, marketing, distributing, managing, administering and servicing the fund and its shareholders. The Board also considered the level of Fidelity's profits in respect of all the Fidelity funds.

On an annual basis, FMR presents to the Board Fidelity's profitability for the fund. Fidelity calculates the profitability for each fund, as well as aggregate profitability for groups of Fidelity funds and all Fidelity funds, using a series of detailed revenue and cost allocation methodologies which originate with the audited books and records of Fidelity. The Audit Committee of the Board reviews any significant changes from the prior year's methodologies.

Annual Report

Board Approval of Investment Advisory Contracts and
Management Fees - continued

PricewaterhouseCoopers LLP (PwC), independent registered public accounting firm and auditor to Fidelity and certain Fidelity funds, has been engaged annually by the Board as part of the Board's assessment of the results of Fidelity's profitability analysis. PwC's engagement includes the review and assessment of Fidelity's methodologies used in determining the revenues and expenses attributable to Fidelity's mutual fund business, and completion of agreed-upon procedures surrounding the mathematical accuracy of fund profitability and its conformity to allocation methodologies. After considering PwC's reports issued under the engagement and information provided by Fidelity, the Board believes that while other allocation methods may also be reasonable, Fidelity's profitability methodologies are reasonable in all material respects.

The Board has also reviewed Fidelity's non-fund businesses and any fall-out benefits related to the mutual fund business as well as cases where Fidelity's affiliates may benefit from or be related to the fund's business.

The Board considered the costs of the services provided by and the profits realized by Fidelity in connection with the operation of the fund and determined that the amount of profit is a fair entrepreneurial profit for the management of the fund.

Economies of Scale. The Board considered whether there have been economies of scale in respect of the management of the Fidelity funds, whether the Fidelity funds (including the fund) have appropriately benefited from any such economies of scale, and whether there is potential for realization of any further economies of scale. The Board considered the extent to which the fund will benefit from economies of scale through increased services to the fund, through waivers or reimbursements, or through fee or expense reductions. The Board also noted that the reduction in the fund's individual fund fee rate by 10 basis points delivers significant economies to fund shareholders.

The Board recognized that the fund's management contract incorporates a "group fee" structure, which provides for lower group fee rates as total fund assets under FMR's management increase, and for higher group fee rates as total fund assets under FMR's management decrease. FMR determines the group fee rates based on a tiered asset "breakpoint" schedule. The Board considered that the group fee is designed to deliver the benefits of economies of scale to fund shareholders when total fund assets increase, even if assets of any particular fund are unchanged or have declined, because some portion of Fidelity's costs are attributable to services provided to all Fidelity funds, and all funds benefit if those costs can be allocated among more assets. The Board concluded that, given the group fee structure, fund shareholders will achieve a certain level of economies of scale as assets under FMR's management increase at the fund complex level, regardless of whether Fidelity achieves any such economies of scale.

Annual Report

The Board further concluded that any potential economies of scale are being shared between fund shareholders and Fidelity in an appropriate manner.

Additional Information Requested by the Board. In order to develop fully the factual basis for consideration of the Fidelity funds' Advisory Contracts, the Board requested and received additional information on certain topics, including (i) fund performance trends and actions to be taken by FMR to improve certain funds' overall performance; (ii) portfolio manager changes that have occurred during the past year; (iii) Fidelity's fund profitability methodology, the profitability of certain fund service providers, and profitability trends for certain funds; (iv) Fidelity's compensation structure for portfolio managers and key personnel, including its effects on fund profitability and the extent to which portfolio manager compensation is linked to fund performance; (v) Fidelity's fee structures and rationale for recommending different fees among categories of funds; and (vi) Fidelity's rationale for recommending which funds should have a performance adjustment component as part of their management fees.

Based on its evaluation of all of the conclusions noted above, and after considering all material factors, the Board ultimately concluded that the advisory fee structures are fair and reasonable, and that the fund's Advisory Contracts should be renewed.

Annual Report

Investment Adviser

Fidelity Management & Research Company
Boston, MA

Investment Sub-Advisers

FMR Co., Inc.

Fidelity Research & Analysis Company

FIL Investment Advisors

Fidelity Investments Japan Limited

FIL Investment Advisors (U.K.) Ltd.

Fidelity Management & Research
(Japan) Inc.

Fidelity Management & Research
(Hong Kong) Limited

Fidelity Management & Research
(U.K.) Inc.

General Distributor

Fidelity Distributors Corporation

Boston, MA

Transfer and Service Agents

Fidelity Investments Institutional Operations Company, Inc.

Boston, MA

Fidelity Service Company, Inc.

Boston, MA

Custodian

The Bank of New York

New York, NY

AFR-UANN-1208
1.784741.105

(Fidelity Investment logo)(registered trademark)
Fidelity® Advisor

Floating Rate High Income

Fund - Institutional Class

Annual Report

October 31, 2008

(2_fidelity_logos) (Registered_Trademark)

Contents

Chairman's Message	<Click Here>	Ned Johnson's message to shareholders.
Performance	<Click Here>	How the fund has done over time.
Management's Discussion	<Click Here>	The manager's review of fund performance, strategy and outlook.
Shareholder Expense Example	<Click Here>	An example of shareholder expenses.
Investment Changes	<Click Here>	A summary of major shifts in the fund's investments over the past six months.
Investments	<Click Here>	A complete list of the fund's investments with their market values.
Financial Statements	<Click Here>	Statements of assets and liabilities, operations, and changes in net assets, as well as financial highlights.
Notes	<Click Here>	Notes to financial statements.
Report of Independent Registered Public Accounting Firm	<Click Here>
Trustees and Officers	<Click Here>
Distributions	<Click Here>
Proxy Voting Results	<Click Here>
Board Approval of Investment Advisory Contracts and Management Fees	<Click Here>

To view a fund's proxy voting guidelines and proxy voting record for the 12-month period ended June 30, visit http://www.fidelity.com (search for "proxy voting guidelines") or visit the Securities and Exchange Commission's (SEC) web site at http://www.sec.gov. You may also call 1-877-208-0098 to request a free copy of the proxy voting guidelines.

Standard & Poor's, S&P and S&P 500 are registered service marks of The McGraw-Hill Companies, Inc. and have been licensed for use by Fidelity Distributors Corporation.

Other third party marks appearing herein are the property of their respective owners.

All other marks appearing herein are registered or unregistered trademarks or service marks of FMR LLC or an affiliated company.

Annual Report

This report and the financial statements contained herein are submitted for the general information of the shareholders of the fund. This report is not authorized for distribution to prospective investors in the fund unless preceded or accompanied by an effective prospectus.

A fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. Forms N-Q are available on the SEC's web site at http://www.sec.gov. A fund's Forms N-Q may be reviewed and copied at the SEC's Public Reference Room in Washington, DC. Information regarding the operation of the SEC's Public Reference Room may be obtained by calling 1-800-SEC-0330. For a complete list of a fund's portfolio holdings, view the most recent holdings listing, semiannual report, or annual report on Fidelity's web site at http://www.fidelity.com or http://www.advisor.fidelity.com, as applicable.

NOT FDIC INSURED · MAY LOSE VALUE · NO BANK GUARANTEE

Neither the fund nor Fidelity Distributors Corporation is a bank.

Annual Report

Chairman's Message

(photo_of_Edward_C_Johnson_3d)

Dear Shareholder:

Turmoil has been the watchword for the world's securities markets in 2008, with domestic and international stocks down sharply amid the global credit squeeze. A flight to quality boosted returns for U.S. Treasuries, one of the few asset classes with positive results heading into the latter stages of the year. Financial markets are always unpredictable, but there are a number of time-tested principles that can put the historical odds in your favor.

One of the basic tenets is to invest for the long term. Over time, riding out the markets' inevitable ups and downs has proven much more effective than selling into panic or chasing the hottest trend. Even missing only a few of the markets' best days can significantly diminish investor returns. Patience also affords the benefits of compounding - of earning interest on additional income or reinvested dividends and capital gains. There are tax advantages and cost benefits to consider as well. The more you sell, the more taxes you pay, and the more you trade, the higher the costs. While staying the course doesn't eliminate risk, it can considerably lessen the effect of short-term declines.

You can further manage your investing risk through diversification. And today, more than ever, geographic diversification should be taken into account. Studies indicate that asset allocation is the single most important determinant of a portfolio's long-term success. The right mix of stocks, bonds and cash - aligned to your particular risk tolerance and investment objective - is very important. Age-appropriate rebalancing is also an essential aspect of asset allocation. For younger investors, an emphasis on equities - which historically have been the best-performing asset class over time - is encouraged. As investors near their specific goal, such as retirement or sending a child to college, consideration may be given to replacing volatile assets (e.g. common stocks) with more-stable fixed investments (bonds or savings plans).

A third investment principle - investing regularly - can help lower the average cost of your purchases. Investing a certain amount of money each month or quarter helps ensure you won't pay for all your shares at market highs. This strategy - known as dollar cost averaging - also reduces unconstructive "emotion" from investing, helping shareholders avoid selling weak performers just prior to an upswing, or chasing a hot performer just before a correction.

We invite you to contact us via the Internet, through our Investor Centers or over the phone. It is our privilege to provide you the information you need to make the investments that are right for you.

Sincerely,

/s/Edward C. Johnson 3d

Edward C. Johnson 3d

Annual Report

Performance: The Bottom Line

Average annual total return reflects the change in the value of an investment, assuming reinvestment of the class' dividend income and capital gains (the profits earned upon the sale of securities that have grown in value, if any) and assuming a constant rate of performance each year. The $10,000 table and the fund's returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. During periods of reimbursement by Fidelity, a fund's total return will be greater than it would be had the reimbursement not occurred. How a fund did yesterday is no guarantee of how it will do tomorrow.

Average Annual Total Returns

Periods ended October 31, 2008	Past 1 year	Past 5 years	Life of fund A
Institutional Class	-13.54%	0.81%	2.19%

A From August 16, 2000.

$10,000 Over Life of Fund*

Let's say hypothetically that $10,000 was invested in Fidelity® Advisor Floating Rate High Income Fund - Institutional Class on August 31, 2000. The chart shows how the value of your investment would have changed, and also shows how the Standard & Poor's® (S&P®)/Loan Syndications and Trading Association Leveraged Performing Loan Index performed over the same period.

* From August 31, 2000 (first date following the fund's commencement for which the life of fund return for the S&P/LSTA Leveraged Performing Loan Index is available).

Annual Report

Management's Discussion of Fund Performance

Comments from Christine McConnell, Portfolio Manager of Fidelity® Advisor Floating Rate High Income Fund

The Standard & Poor's® (S&P®)/LSTA Leveraged Performing Loan Index returned -21.08% for the year ending October 31, 2008, comprising 6.46% from income and -27.54% from price degradation. 2008 has broadly been defined by the systemic, sometimes disorderly unwind of an over-levered global financial system and the ripple effect from the generalized contraction in credit. For the loan market, the unwind of levered financial structures, collateralized loan obligations (CLOs) and levered trading positions contributed not only to the destruction of marginal demand for leveraged loans but to the proliferation of marginal supply. This unfavorable technical influence was exacerbated by the need to clear a significant new-issue calendar that had been hung on underwriters' books. As the year progressed, loan prices responded to macroeconomic influences, including spread contagion from the high-grade and asset-backed markets, aggressive rate cuts by the Federal Reserve Board, a volatile stock market and vulnerabilities evident at banks. In September, a crisis in confidence took hold, flows turned negative for all credit-risk products, loan prices dropped and margin calls occurred. The S&P index posted a bid price of just over 70 at the end of the period, representing a yield to a four-year life of almost 14%.

For the year, the fund's Class A, Class T, Class B and Class C shares returned -13.87%, -13.66%, -14.21% and -14.41%, respectively (excluding sales charges), solidly outperforming the S&P/LSTA index. The main contributors were a defensive positioning in higher-quality credit, a focus on shorter-duration positions and an overweighting in loans that benefited from scarcity value. The fund was overweighted in higher-quality loans, with names rated BB or higher representing almost 77% of the fund at period end - including cash - versus just under 49% for the index. According to S&P, BBs in the market outperformed, returning -18.54%, compared with -22.82% for Bs. Focusing on the lower tranches of the hierarchy of needs - food, health care, utilities (NRG Energy), telecommunications (Intelsat) and cable TV (Cablevision Systems) - also aided performance, as did underweighting consumer discretionary areas - automotive and lodging/casinos - and advertising-dependent groups, such as publishing, where it helped the fund to underweight Tribune (no longer held). Security selection in oil and gas dampened the fund's relative return. Individual detractors included underweighting telecom company Alltel and utility Calpine and overweighting publisher R.H. Donnelley.

For the year, the fund's Institutional Class shares returned -13.54%, solidly outperforming the S&P/LSTA index. The main contributors were a defensive positioning in higher-quality credit, a focus on shorter-duration positions and an overweighting in loans that benefited from scarcity value. The fund was overweighted in higher-quality loans, with names rated BB or higher representing almost 77% of the fund at period end - including cash - versus just under 49% for the index. According to S&P, BBs in the market outperformed, returning -18.54%, compared with -22.82% for Bs. Focusing on the lower tranches of the hierarchy of needs - food, health care, utilities (NRG Energy), telecommunications (Intelsat) and cable TV (Cablevision Systems) - also aided performance, as did underweighting consumer discretionary areas - automotive and lodging/casinos - and advertising-dependent groups, such as publishing, where it helped the fund to underweight Tribune (no longer held). Security selection in oil and gas dampened the fund's relative return. Individual detractors included underweighting telecom company Alltel and utility Calpine and overweighting publisher R.H. Donnelley.

Annual Report

The views expressed above reflect those of the portfolio manager(s) only through the end of the period as stated on the cover of this report and do not necessarily represent the views of Fidelity or any other person in the Fidelity organization. Any such views are subject to change at any time based upon market or other conditions and Fidelity disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Fidelity fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Fidelity fund.

Annual Report

Shareholder Expense Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments or redemption proceeds, redemption fees, and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (May 1, 2008 to October 31, 2008).

Actual Expenses

The first line of the accompanying table for each class of the Fund provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000.00 (for example, an $8,600 account value divided by $1,000.00 = 8.6), then multiply the result by the number in the first line for a class of the Fund under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period. A small balance maintenance fee of $12.00 that is charged once a year may apply for certain accounts with a value of less than $2,000. This fee is not included in the table below. If it was, the estimate of expenses you paid during the period would be higher, and your ending account value lower, by this amount. In addition, the Fund, as a shareholder in the underlying Fidelity Central Funds, will indirectly bear its pro rata share of the fees and expenses incurred by the underlying Fidelity Central Funds. These fees and expenses are not included in the Fund's annualized expense ratio used to calculate the expense estimate in the table below.

Hypothetical Example for Comparison Purposes

The second line of the accompanying table for each class of the Fund provides information about hypothetical account values and hypothetical expenses based on a Class' actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Class' actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. A small balance maintenance fee of $12.00 that is charged once a year may apply for certain accounts with a value of less than $2,000. This fee is not included in the table below. If it was, the estimate of expenses you paid during the period would be higher, and your ending account value lower, by this amount. In addition, the Fund, as a shareholder in the underlying Fidelity Central Funds, will indirectly bear its pro rata share of the fees and expenses incurred by the underlying Fidelity Central Funds. These fees and expenses are not included in the Fund's annualized expense ratio used to calculate the expense estimate in the table below.

Annual Report

Shareholder Expense Example - continued

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Annualized Expense Ratio	Beginning Account Value May 1, 2008	Ending Account Value October 31, 2008	Expenses Paid During Period* May 1, 2008 to October 31, 2008
Class A	1.06%
Actual		$ 1,000.00	$ 865.50	$ 4.97
HypotheticalA		$ 1,000.00	$ 1,019.81	$ 5.38
Class T	1.03%
Actual		$ 1,000.00	$ 866.50	$ 4.83
HypotheticalA		$ 1,000.00	$ 1,019.96	$ 5.23
Class B	1.55%
Actual		$ 1,000.00	$ 863.20	$ 7.26
HypotheticalA		$ 1,000.00	$ 1,017.34	$ 7.86
Class C	1.79%
Actual		$ 1,000.00	$ 862.30	$ 8.38
Hypothetical A		$ 1,000.00	$ 1,016.14	$ 9.07
Fidelity Floating Rate High Income Fund	.73%
Actual		$ 1,000.00	$ 867.80	$ 3.43
HypotheticalA		$ 1,000.00	$ 1,021.47	$ 3.71
Institutional Class	.77%
Actual		$ 1,000.00	$ 867.50	$ 3.61
HypotheticalA		$ 1,000.00	$ 1,021.27	$ 3.91

A 5% return per year before expenses

* Expenses are equal to each Class' annualized expense ratio, multiplied by the average account value over the period, multiplied by 184/366 (to reflect the one-half year period).

Annual Report

Investment Changes (Unaudited)

Top Five Holdings as of October 31, 2008
(by issuer, excluding cash equivalents)	% of fund's net assets	% of fund's net assets 6 months ago
HCA, Inc.	3.9	3.4
CSC Holdings, Inc.	3.1	3.1
Community Health Systems, Inc.	2.9	2.4
NRG Energy, Inc.	2.9	2.3
Charter Communications Operating LLC	2.7	2.5
	15.5
Top Five Market Sectors as of October 31, 2008
	% of fund's net assets	% of fund's net assets 6 months ago
Healthcare	13.6	12.6
Cable TV	9.7	9.2
Electric Utilities	9.3	8.1
Telecommunications	8.4	7.9
Chemicals	5.6	4.7
Quality Diversification (% of fund's net assets)
As of October 31, 2008	As of April 30, 2008
BBB 7.2%	BBB 5.1%
BB 59.8%	BB 62.2%
B 18.3%	B 17.6%
CCC,CC,C 0.8%	CCC,CC,C 0.9%
Not Rated 3.8%	Not Rated 4.0%
Equities 0.0%	Equities 0.0%
Short-Term Investments and Net Other Assets 10.1%	Short-Term Investments and Net Other Assets 10.2%

We have used ratings from Moody's® Investors Services, Inc. Where Moody's ratings are not available, we have used S&P ratings.
Asset Allocation (% of fund's net assets)
As of October 31, 2008*		As of April 30, 2008**
	Floating Rate Loans 87.1%		Floating Rate Loans 86.5%
	Nonconvertible Bonds 2.8%		Nonconvertible Bonds 3.3%
	Common Stock 0.0%		Common Stock 0.0%
	Short-Term Investments and Net Other Assets 10.1%		Short-Term Investments and Net Other Assets 10.2%
* Foreign investments	2.9%	** Foreign investments	4.2%

Annual Report

Fidelity Floating Rate High Income Fund

Investments October 31, 2008

Showing Percentage of Net Assets

Floating Rate Loans - 87.1%
	Principal Amount (000s)	Value (000s)
Aerospace - 1.8%
BE Aerospace, Inc. Tranche B, term loan 6.0714% 7/28/14 (d)(e)	$ 3,990	$ 3,671
Hexcel Corp. term loan 5.6649% 4/1/12 (d)(e)	1,995	1,855
Mid-Western Aircraft Systems, Inc. Tranche B, term loan 6.5% 9/30/13 (d)(e)	14,730	12,373
TransDigm, Inc. term loan 5.21% 6/23/13 (d)(e)	17,340	13,352
Wesco Aircraft Hardware Corp. Tranche 1LN, term loan 5.37% 9/29/13 (d)(e)	5,576	4,349
		35,600
Automotive - 2.4%
Ford Motor Co. term loan 7.59% 12/15/13 (d)(e)	14,972	8,010
Lear Corp. term loan 5.7477% 4/25/12 (d)(e)	1,000	640
Navistar International Corp.:
term loan 6.4213% 1/19/12 (d)(e)	11,000	7,480
Credit-Linked Deposit 6.7225% 1/19/12 (d)(e)	4,000	2,720
Oshkosh Co. Tranche B, term loan 4.5033% 12/6/13 (d)(e)	4,910	3,339
Rexnord Corp. Tranche B, term loan 6.3699% 7/19/13 (d)(e)	1,989	1,551
Tenneco, Inc. Credit-Linked Deposit 5.5025% 3/16/14 (d)(e)	6,000	4,500
The Goodyear Tire & Rubber Co. Tranche 2LN, term loan 4.78% 4/30/14 (d)(e)	25,000	17,500
Visteon Corp. term loan 7.75% 6/13/13 (d)(e)	4,000	1,520
		47,260
Broadcasting - 2.3%
Citadel Broadcasting Corp. Tranche B, term loan 5.0433% 6/12/14 (d)(e)	6,000	3,000
Entravision Communication Corp. term loan 5.38% 3/29/13 (d)(e)	3,661	2,654
FoxCo Acquisition LLC Tranche B, term loan 7.25% 7/14/15 (d)(e)	2,000	1,560
Nexstar Broadcasting, Inc. Tranche B, term loan 5.5119% 10/1/12 (d)(e)	17,582	11,955
Paxson Communications Corp. term loan 8.0688% 1/15/12 (d)(e)	4,000	2,120
Raycom Media, Inc. Tranche B, term loan 3.6875% 6/25/14 (d)(e)	6,430	5,144
Univision Communications, Inc. Tranche 1LN, term loan 5.25% 9/29/14 (d)(e)	35,000	18,900
		45,333
Floating Rate Loans - continued
	Principal Amount (000s)	Value (000s)
Cable TV - 9.5%
Charter Communications Operating LLC:
term loan 8.77% 3/6/14 (d)(e)	$ 3,973	$ 3,297
Tranche B 1LN, term loan 5.3133% 3/6/14 (d)(e)	66,493	49,204
CSC Holdings, Inc. Tranche B, term loan 4.5688% 3/31/13 (d)(e)	70,764	61,564
DIRECTV Holdings LLC:
Tranche B, term loan 4.6175% 4/13/13 (d)(e)	33,545	29,855
Tranche C, term loan 5.3086% 4/13/13 (d)(e)	3,990	3,631
Discovery Communications, Inc. term loan 5.7619% 5/14/14 (d)(e)	22,801	18,925
Insight Midwest Holdings LLC Tranche B, term loan 5.93% 4/6/14 (d)(e)	6,750	5,333
San Juan Cable, Inc. Tranche 1, term loan 4.82% 10/31/12 (d)(e)	4,731	3,075
UPC Broadband Holding BV Tranche N1, term loan 5.47% 12/31/14 (d)(e)	22,008	15,186
		190,070
Capital Goods - 4.7%
Amsted Industries, Inc.:
term loan 6.5601% 4/5/13 (d)(e)	4,714	3,559
Tranche DD, term loan 5.1108% 4/5/13 (d)(e)	3,060	2,310
Ashtead Group PLC term loan 4.5625% 8/31/11 (d)(e)	2,718	2,310
Baldor Electric Co. term loan 5.0591% 1/31/14 (d)(e)	6,020	4,816
Bucyrus International, Inc. Tranche B, term loan 4.5423% 5/4/14 (d)(e)	10,240	8,295
Chart Industries, Inc. Tranche B, term loan 5.25% 10/17/12 (d)(e)	2,806	2,301
Dresser, Inc. Tranche B 1LN, term loan 5.0704% 5/4/14 (d)(e)	23,319	16,556
EnergySolutions, Inc.:
Credit-Linked Deposit 6.01% 6/7/13 (d)(e)	189	132
term loan 5.47% 6/7/13 (d)(e)	4,354	3,048
Flowserve Corp. term loan 5.3068% 8/10/12 (d)(e)	32,342	28,785
Hexcel Corp. Tranche B, term loan 5.252% 3/1/12 (d)(e)	2,390	2,127
Polypore, Inc. Tranche B, term loan 5.39% 7/3/14 (d)(e)	3,950	3,002
Rexnord Corp. Tranche B A0, term loan 5.7619% 7/19/13 (d)(e)	2,923	2,280
Sensus Metering Systems, Inc. Tranche B term loan 4.9185% 12/17/10 (d)(e)	1,585	1,426
Terex Corp. term loan 5.5119% 7/14/13 (d)(e)	13,695	12,052
		92,999
Floating Rate Loans - continued
	Principal Amount (000s)	Value (000s)
Chemicals - 5.6%
Celanese Holding LLC:
Revolving Credit-Linked Deposit 5.4263% 4/2/13 (d)(e)	$ 5,526	$ 4,172
term loan 5.5525% 4/2/14 (d)(e)	37,518	30,202
Georgia Gulf Corp. term loan 9.045% 10/3/13 (d)(e)	6,470	5,144
Hercules, Inc. Tranche B, term loan 4.5% 10/8/10 (d)(e)	5,925	5,569
Huntsman International LLC Tranche B, term loan 4.9688% 4/19/14 (d)(e)	18,527	15,378
INEOS US Finance:
Tranche B, term loan 5.95% 1/31/13 (d)(e)	3,582	2,364
Tranche C, term loan 6.45% 1/31/14 (d)(e)	3,582	2,364
Innophos, Inc. Tranche B, term loan 6.7619% 8/13/10 (d)(e)	2,540	2,159
Lyondell Chemical Co. Tranche B 3LN, term loan 8.0438% 12/20/14 (d)(e)	1,990	1,164
MacDermid, Inc. Tranche B, term loan 5.7619% 4/12/14 (d)(e)	2,276	1,525
Momentive Performance Materials, Inc. Tranche B1, term loan 5.375% 12/4/13 (d)(e)	11,720	9,142
Nalco Co. Tranche B, term loan 5.0859% 11/4/10 (d)(e)	23,152	21,300
Rockwood Specialties Group, Inc. Tranche E, term loan 4.6175% 7/30/12 (d)(e)	11,206	9,021
Solutia, Inc. term loan 9.045% 2/28/14 (d)(e)	2,940	2,433
		111,937
Consumer Products - 0.5%
Jostens IH Corp. Tranche C, term loan 5.1713% 10/4/11 (d)(e)	4,366	3,493
Sealy Mattress Co. Tranche E, term loan 4.6204% 8/25/12 (d)(e)	4,877	4,048
Weight Watchers International, Inc. Tranche B, term loan 5.6875% 1/26/14 (d)(e)	1,905	1,620
		9,161
Containers - 2.9%
Anchor Glass Container Corp. term loan 7.5872% 6/20/14 (d)(e)	4,743	3,937
BWAY Corp. Tranche B, term loan 5.5625% 7/17/13 (d)(e)	2,082	1,666
Crown Holdings, Inc.:
term loan B 6.3375% 11/15/12 (d)(e)	15,190	13,519
Tranche B, term loan 6.3375% 11/15/12 (d)(e)	9,599	8,543
Floating Rate Loans - continued
	Principal Amount (000s)	Value (000s)
Containers - continued
Owens-Brockway Glass Container, Inc. Tranche B, term loan 6.0875% 6/14/13 (d)(e)	$ 27,122	$ 22,240
Solo Cup Co. Tranche B1, term loan 6.6532% 2/27/11 (d)(e)	9,665	8,312
		58,217
Diversified Financial Services - 0.5%
Ameritrade Holding Corp. Tranche B, term loan 4.5% 1/23/13 (d)(e)	6,753	5,673
Nuveen Investments, Inc. term loan 6.3516% 11/13/14 (d)(e)	3,970	2,303
Tempus Public Foundation Generation Holdings LLC:
Credit-Linked Deposit 5.7619% 12/15/13 (d)(e)	158	132
revolver loan 5.7619% 12/15/11 (d)(e)	49	42
Tranche 1LN, term loan 5.7619% 12/15/13 (d)(e)	750	630
		8,780
Diversified Media - 0.4%
Lamar Media Corp. Tranche F, term loan 4.625% 3/31/14 (d)(e)	7,650	6,235
LBI Media, Inc. Tranche B, term loan 4.6175% 3/31/12 (d)(e)	2,243	1,121
Thomson Media, Inc. Tranche B1, term loan 8.77% 11/8/11 (d)(e)	972	622
		7,978
Electric Utilities - 8.5%
AES Corp. term loan 5.0813% 8/10/11 (d)(e)	10,071	8,410
Ashmore Energy International:
Revolving Credit-Linked Deposit 6.7662% 3/30/12 (d)(e)	1,471	927
term loan 6.7619% 3/30/14 (d)(e)	10,213	6,434
Calpine Corp. Tranche D, term loan 6.645% 3/29/14 (d)(e)	12,297	9,653
Covanta Energy Corp.:
term loan 4.6316% 2/9/14 (d)(e)	5,937	4,809
4.0525% 2/9/14 (d)(e)	2,967	2,404
Dynegy Holdings, Inc.:
Revolving Credit-Linked Deposit 4.62% 4/2/13 (d)(e)	15,319	10,264
Tranche B, term loan 4.62% 4/2/13 (d)(e)	2,654	1,977
Dynegy Holdings, Inc. 4.62% 4/2/13 (d)(e)	14,000	10,430
Energy Investors Funds term loan 6.2625% 4/11/14 (d)(e)	2,767	2,020
Floating Rate Loans - continued
	Principal Amount (000s)	Value (000s)
Electric Utilities - continued
MACH Gen LLC:
term loan 4.81% 2/22/14 (d)(e)	$ 1,762	$ 1,603
5.7619% 2/22/13 (d)(e)	186	169
Mirant North America LLC term loan 4.8675% 1/3/13 (d)(e)	17,378	14,250
NRG Energy, Inc.:
term loan 5.2619% 2/1/13 (d)(e)	34,686	30,177
Credit-Linked Deposit 5.2619% 2/1/13 (d)(e)	21,976	19,120
NSG Holdings LLC:
term loan 4.32% 6/15/14 (d)(e)	1,802	1,548
4.32% 6/15/14 (d)(e)	247	212
Reliant Energy, Inc. 5.47% 6/30/14 (d)(e)	10,150	7,511
Texas Competitive Electric Holdings Co. LLC:
Tranche B1, term loan 6.6317% 10/10/14 (d)(e)	10,940	8,615
Tranche B2, term loan 6.6586% 10/10/14 (d)(e)	14,777	11,563
Tranche B3, term loan 6.437% 10/10/14 (d)(e)	20,847	16,417
		168,513
Energy - 2.1%
Alon Refining Krotz Springs, Inc. term loan 10.75% 7/3/14 (d)(e)	4,000	3,460
Alon USA, Inc. term loan 5.3401% 8/4/13 (d)(e)	1,892	1,324
Citgo Petroleum Corp. Tranche B, term loan 3.3913% 11/15/12 (d)(e)	11,614	8,594
Coffeyville Resources LLC:
Credit-Linked Deposit 6.6325% 12/28/10 (d)(e)	486	394
Tranche D, term loan 6.6319% 12/28/13 (d)(e)	1,571	1,272
Compagnie Generale de Geophysique SA term loan 5.1459% 1/12/14 (d)(e)	6,853	5,414
MEG Energy Corp.:
term loan 5.77% 4/3/13 (d)(e)	1,447	1,013
Tranche DD, term loan 5.77% 4/3/13 (d)(e)	1,475	1,032
Nebraska Energy, Inc.:
Tranche B 1LN, term loan 5.75% 11/1/13 (d)(e)	4,375	3,457
Tranche B, Credit-Linked Deposit 6.3125% 11/1/13 (d)(e)	564	446
Petroleum Geo-Services ASA term loan 5.51% 6/29/15 (d)(e)	934	654
Quicksilver Resources, Inc. Tranche 2LN, term loan 7.735% 8/8/13 (d)(e)	1,995	1,496
Floating Rate Loans - continued
	Principal Amount (000s)	Value (000s)
Energy - continued
Targa Resources, Inc./Targa Resources Finance Corp.:
Credit-Linked Deposit 5.7619% 10/31/12 (d)(e)	$ 2,505	$ 1,854
term loan 5.9699% 10/31/12 (d)(e)	4,386	3,246
Western Refining, Inc. term loan 9.25% 5/30/14 (d)(e)	11,329	7,137
		40,793
Entertainment/Film - 0.4%
Cinemark USA, Inc. term loan 4.6414% 10/5/13 (d)(e)	2,746	2,121
MGM Holdings II, Inc.:
term loan 7.0119% 4/8/12 (d)(e)	997	469
Tranche B, term loan 7.0119% 4/8/12 (d)(e)	9,116	4,285
Zuffa LLC term loan 5.8125% 6/19/15 (d)(e)	2,933	1,466
		8,341
Environmental - 1.7%
Allied Waste Industries, Inc.:
Credit-Linked Deposit 5.4263% 3/28/14 (d)(e)	15,184	14,273
term loan 5.4404% 3/28/14 (d)(e)	21,247	19,972
Synagro Technologies, Inc. Tranche 1LN, term loan 4.8124% 3/30/14 (d)(e)	464	348
		34,593
Food and Drug Retail - 0.9%
GNC Corp. term loan 6.143% 9/16/13 (d)(e)	2,920	1,927
Rite Aid Corp. Tranche ABL, term loan 5.0137% 6/4/14 (d)(e)	5,448	4,086
SUPERVALU, Inc. Tranche B, term loan 3.2663% 6/2/12 (d)(e)	14,436	12,126
		18,139
Food/Beverage/Tobacco - 2.8%
Constellation Brands, Inc. Tranche B, term loan 4.5329% 6/5/13 (d)(e)	30,990	26,651
Dean Foods Co. Tranche B, term loan 5.2616% 4/2/14 (d)(e)	16,723	12,208
Del Monte Corp. Tranche B, term loan 4.8367% 2/8/12 (d)(e)	7,821	6,883
Herbalife International, Inc. term loan 5.27% 7/21/13 (d)(e)	1,696	1,357
Michael Foods, Inc. Tranche B, term loan 4.8673% 11/21/10 (d)(e)	1,809	1,574
Reddy Ice Group, Inc. term loan 6.5% 8/12/12 (d)(e)	2,000	1,300
Wm. Wrigley Jr. Co. Tranche B, term loan 7.75% 10/6/14 (d)(e)	5,715	5,372
		55,345
Floating Rate Loans - continued
	Principal Amount (000s)	Value (000s)
Gaming - 2.0%
Ameristar Casinos, Inc. term loan 5.7688% 11/10/12 (d)(e)	$ 4,886	$ 2,687
Choctaw Resort Development Enterprise term loan 5.5119% 11/4/11 (d)(e)	1,585	1,315
Green Valley Ranch Gaming LLC Tranche 1LN, term loan 4.75% 2/16/14 (d)(e)	1,753	912
Harrah's Entertainment, Inc.:
Tranche B2, term loan 6.5361% 1/28/15 (d)(e)	2,985	2,045
Tranche B3, term loan 6.4452% 1/28/15 (d)(e)	997	688
Penn National Gaming, Inc. Tranche B, term loan 5.0088% 10/31/12 (d)(e)	16,059	13,891
Town Sports International LLC term loan 4.75% 2/27/14 (d)(e)	2,933	1,760
Tropicana Entertainment term loan 5.25% 7/3/49 (d)(e)	4,865	3,649
Venetian Macau Ltd. Tranche B, term loan:
6.02% 5/26/12 (d)(e)	3,837	2,398
6.02% 5/26/13 (d)(e)	3,169	1,981
Venetian Macau US Finance, Inc. Tranche B, term loan 6.02% 5/25/13 (d)(e)	5,000	3,125
Wynn Las Vegas LLC/Wynn Las Vegas Capital Corp. term loan B 6.465% 8/15/13 (d)(e)	9,180	6,242
		40,693
Healthcare - 13.5%
AMR HoldCo, Inc./EmCare HoldCo, Inc. term loan 4.8199% 2/7/12 (d)(e)	6,863	6,057
Bausch & Lomb, Inc. term loan:
4.7071% 4/26/15 (d)(e)(f)	2,000	1,600
7.0119% 4/26/15 (d)(e)	7,940	6,352
Community Health Systems, Inc.:
term loan 5.1611% 7/25/14 (d)(e)	67,340	54,545
Tranche DD, term loan 7/25/14 (f)	3,445	2,791
DaVita, Inc. Tranche B1, term loan 4.7664% 10/5/12 (d)(e)	31,257	27,193
Fresenius Medical Care Holdings, Inc.:
Tranche B 1LN, term loan 6.75% 9/26/14 (d)(e)	3,899	3,646
Tranche B 2LN, term loan 6.75% 9/26/14 (d)(e)	2,101	1,964
Tranche B, term loan 4.9967% 3/31/12 (d)(e)	20,935	17,586
HCA, Inc. Tranche B, term loan 6.0119% 11/17/13 (d)(e)	93,111	77,047
Health Management Associates, Inc. Tranche B, term loan 5.5119% 2/28/14 (d)(e)	24	17
HealthSouth Corp. term loan 5.5% 3/10/13 (d)(e)	5,814	4,884
Floating Rate Loans - continued
	Principal Amount (000s)	Value (000s)
Healthcare - continued
Hologic, Inc. Tranche B, term loan 6.25% 3/31/13 (d)(e)	$ 1,201	$ 1,069
IASIS Healthcare Corp.:
Credit-Linked Deposit 5.24% 3/15/14 (d)(e)	417	340
term loan 5.1175% 3/15/14 (d)(e)	4,505	3,671
Tranche DD, term loan 5.1175% 3/15/14 (d)(e)	1,561	1,272
Inverness Medical Innovations, Inc. Tranche 1LN, term loan 5.1876% 6/26/14 (d)(e)	10,929	7,814
LifePoint Hospitals, Inc. Tranche B, term loan 4.435% 4/15/12 (d)(e)	10,298	8,754
National Renal Institutes, Inc. term loan 6.0625% 3/31/13 (d)(e)	3,216	2,090
Psychiatric Solutions, Inc. term loan 4.7964% 7/1/12 (d)(e)	11,202	9,073
PTS Acquisition Corp. term loan 6.0119% 4/10/14 (d)(e)	3,848	2,405
Renal Advantage, Inc. Tranche B, term loan 5.3188% 9/30/12 (d)(e)	4,237	3,093
Skilled Healthcare Group, Inc. Tranche 1, term loan 5.2483% 6/15/12 (d)(e)	3,870	2,709
Sun Healthcare Group, Inc.:
Credit-Linked Deposit 5.7038% 4/19/13 (d)(e)	966	676
Tranche B, term loan 5.1732% 4/19/14 (d)(e)	4,254	2,978
Tranche DD, term loan 5.4023% 4/19/14 (d)(e)	584	409
Team Health, Inc. term loan 4.9214% 11/22/12 (d)(e)	2,153	1,637
U.S. Oncology, Inc. Tranche B, term loan 6.2647% 8/20/11 (d)(e)	4,079	3,100
Vanguard Health Holding Co. I, LLC term loan 5.743% 9/23/11 (d)(e)	2,667	2,267
VCA Antech, Inc. term loan 4.625% 5/16/11 (d)(e)	3,940	3,625
Vicar Operating, Inc. term loan 4.625% 5/16/11 (d)(e)	9,665	8,892
		269,556
Homebuilding/Real Estate - 0.3%
CB Richard Ellis Group, Inc. Tranche B, term loan 5.0525% 12/20/13 (d)(e)	2,911	1,601
General Growth Properties, Inc. Tranche A1, term loan 5.74% 2/24/10 (d)(e)	3,028	954
LandSource Communities Development LLC Tranche 1LN, revolver loan 2.9115% 5/31/09 (d)(e)(f)	3,000	2,910
LandSource Holding Co. LLC term loan 8.5% 5/31/09 (d)(e)	2,708	785
		6,250
Floating Rate Loans - continued
	Principal Amount (000s)	Value (000s)
Leisure - 0.7%
Six Flags, Inc. Tranche B, term loan 5.6876% 4/30/15 (d)(e)	$ 3,970	$ 2,580
Universal City Development Partners Ltd. term loan 6.6812% 6/9/11 (d)(e)	13,741	11,680
		14,260
Metals/Mining - 1.4%
Alpha National Resources LLC/Alpha National Resources Capital Corp. Tranche B, term loan 5.5625% 10/26/12 (d)(e)	13,999	12,599
Compass Minerals Tranche B, term loan 5.2768% 12/22/12 (d)(e)	8,941	7,510
Noranda Aluminium Acquisition Corp. Tranche B, term loan 4.8088% 5/18/14 (d)(e)	3,455	2,522
Novelis Corp. term loan 5.77% 7/6/14 (d)(e)	4,905	3,483
Oxbow Carbon LLC:
Tranche B, term loan 5.7619% 5/8/14 (d)(e)	1,705	1,194
Tranche DD, term loan 5.7619% 5/8/14 (d)(e)	153	107
		27,415
Paper - 4.2%
Boise Paper Holdings LLC Tranche B 1LN, term loan 7.5% 2/22/14 (d)(e)	1,990	1,612
Domtar Corp. Tranche B, term loan 4.375% 3/7/14 (d)(e)	1,910	1,528
Georgia-Pacific Corp.:
term loan 5.3655% 12/29/13 (d)(e)	14,171	11,833
Tranche B1, term loan 4.6523% 12/21/12 (d)(e)	42,797	35,736
Smurfit-Stone Container Enterprises, Inc.:
Credit-Linked Deposit 5.9263% 11/1/10 (d)(e)	8,902	7,033
Tranche B, term loan 4.8965% 11/1/11 (d)(e)	9,038	7,140
Tranche C, term loan 4.8832% 11/1/11 (d)(e)	14,703	11,615
Tranche C1, term loan 5.125% 11/1/11 (d)(e)	3,630	2,868
Verso Paper Holdings LLC Tranche B, term loan 5.5119% 8/1/13 (d)(e)	5,354	4,015
White Birch Paper Co. Tranche 1LN, term loan 6.52% 5/8/14 (d)(e)	1,995	1,097
		84,477
Publishing/Printing - 1.4%
Cenveo Corp.:
term loan 4.9538% 6/21/13 (d)(e)	3,489	2,616
Tranche DD, term loan 4.9538% 6/21/13 (d)(e)	135	101
Dex Media East LLC Tranche B, term loan 5.0356% 10/24/14 (d)(e)	11,000	5,280
Floating Rate Loans - continued
	Principal Amount (000s)	Value (000s)
Publishing/Printing - continued
Idearc, Inc. term loan 5.7421% 11/17/14 (d)(e)	$ 8,555	$ 3,593
R.H. Donnelley Corp. Tranche D2, term loan 6.854% 6/30/11 (d)(e)	15,993	10,236
R.H. Donnelley Corp. Tranche D1, term loan 6.7628% 6/30/11 (d)(e)	7,401	4,736
Thomson Learning, Inc. term loan 5.62% 7/5/14 (d)(e)	5	4
Yell Group PLC Tranche B1, term loan 6.1175% 2/10/13 (d)(e)	3,200	2,032
		28,598
Railroad - 0.8%
Kansas City Southern Railway Co.:
Tranche B, term loan 5.2119% 4/28/13 (d)(e)	16,618	14,125
Tranche C, term loan 5.0588% 4/28/13 (d)(e)	2,963	2,489
		16,614
Restaurants - 0.3%
Burger King Corp. Tranche B1, term loan 5.3125% 6/30/12 (d)(e)	3,018	2,625
Del Taco Tranche B, term loan 9.5% 3/29/13 (d)(e)	2,664	1,332
OSI Restaurant Partners, Inc.:
Credit-Linked Deposit 5.0688% 6/14/13 (d)(e)	174	87
term loan 5.25% 6/14/14 (d)(e)	2,602	1,301
		5,345
Services - 2.2%
ARAMARK Corp.:
Credit-Linked Deposit 5.7869% 1/26/14 (d)(e)	2,031	1,605
term loan 5.6369% 1/26/14 (d)(e)	32,208	24,639
Brand Energy & Infrastructure Services, Inc. Tranche B 1LN, term loan 6.0023% 2/7/14 (d)(e)	2,719	1,931
Bright Horizons Family Solutions, Inc. Tranche B, term loan 7.4999% 5/28/15 (d)(e)	2,703	2,081
Coinmach Service Corp. Tranche B, term loan 5.81% 11/16/14 (d)(e)	3,980	2,985
Iron Mountain, Inc. term loan 4.3125% 4/16/14 (d)(e)	9,875	8,690
RSC Equipment Rental term loan 5.951% 11/30/12 (d)(e)	1,948	1,500
		43,431
Specialty Retailing - 0.3%
Michaels Stores, Inc. term loan 5.3477% 10/31/13 (d)(e)	1,843	1,078
Toys 'R' US, Inc. term loan 6.72% 12/8/09 (d)(e)	7,000	5,040
		6,118
Floating Rate Loans - continued
	Principal Amount (000s)	Value (000s)
Super Retail - 0.6%
Gold Toe Investment Corp. Tranche 1LN, term loan 8.5% 10/30/13 (d)(e)	$ 4,903	$ 3,040
J. Crew Group, Inc. term loan 4.7597% 5/15/13 (d)(e)	3,407	2,827
PETCO Animal Supplies, Inc. term loan 5.735% 10/26/13 (d)(e)	7,766	5,436
The Pep Boys - Manny, Moe & Jack term loan 4.81% 10/27/13 (d)(e)	1,766	1,324
		12,627
Technology - 3.7%
Affiliated Computer Services, Inc.:
term loan 5.2588% 3/20/13 (d)(e)	12,963	10,986
Tranche B2, term loan 5.8097% 3/20/13 (d)(e)	8,788	7,448
Flextronics International Ltd.:
Tranche B-A, term loan 6.1554% 10/1/14 (d)(e)	3,845	2,845
Tranche B-A1, term loan 7.0688% 10/1/14 (d)(e)	1,105	818
Tranche B-B, term loan 6.1325% 10/1/12 (d)(e)	4,950	3,812
Freescale Semiconductor, Inc. term loan 5.47% 12/1/13 (d)(e)	11,504	7,708
Global Tel*Link Corp.:
term loan 6.6175% 2/14/13 (d)(e)	1,456	1,368
7.2619% 2/14/13 (d)(e)	435	409
Itron, Inc. term loan 4.87% 4/18/14 (d)(e)	1,503	1,244
Kronos, Inc.:
Tranche 1LN, term loan 6.0119% 6/11/14 (d)(e)	917	596
Tranche 2LN, term loan 9.5119% 6/11/15 (d)(e)	2,000	1,400
ON Semiconductor Corp. term loan 4.9213% 9/6/13 (d)(e)	3,657	3,109
Open Text Corp. term loan 5.4688% 10/2/13 (d)(e)	3,512	2,880
SunGard Data Systems, Inc.:
term loan 4.5525% 2/28/14 (d)(e)	29,803	22,650
Tranche C, term loan 6.75% 2/28/14 (d)(e)	4,000	3,400
Verifone, Inc. Tranche B, term loan 5.8709% 10/31/13 (d)(e)	4,163	3,497
		74,170
Telecommunications - 8.1%
Alltel Communications, Inc.:
Tranche B1, term loan 5.5% 5/17/15 (d)(e)	3,970	3,732
Tranche B2, term loan 5.3163% 5/16/15 (d)(e)	16,920	15,904
Asurion Corp. Tranche 1LN, term loan 6.06% 7/3/14 (d)(e)	2,000	1,475
Centennial Cellular Operating Co. LLC term loan 5.7513% 2/9/11 (d)(e)	18,835	16,009
Floating Rate Loans - continued
	Principal Amount (000s)	Value (000s)
Telecommunications - continued
Cincinnati Bell, Inc. Tranche B, term loan 5.0267% 8/31/12 (d)(e)	$ 6,760	$ 5,678
Crown Castle International Corp. Tranche B, term loan 5.3763% 3/6/14 (d)(e)	8,845	6,634
Digicel International Finance Ltd. term loan 6.3125% 3/30/12 (d)(e)	5,000	3,650
Intelsat Ltd. Tranche B, term loan 6.65% 7/3/13 (d)(e)	29,074	25,149
Leap Wireless International, Inc. Tranche B, term loan 7.2619% 6/16/13 (d)(e)	7,815	6,603
Level 3 Communications, Inc. term loan 7% 3/13/14 (d)(e)	10,000	7,125
NTELOS, Inc. Tranche B1, term loan 5.37% 8/24/11 (d)(e)	3,710	3,154
PanAmSat Corp.:
Tranche B2 A, term loan 6.65% 1/3/14 (d)(e)	7,817	6,449
Tranche B2 B, term loan 6.65% 1/3/14 (d)(e)	7,814	6,447
Tranche B2 C, term loan 6.65% 1/3/14 (d)(e)	7,814	6,447
Qwest Corp. Tranche B, term loan 6.95% 6/30/10 (d)(e)	27,600	24,840
Time Warner Telecom, Inc. Tranche B, term loan 5.12% 1/7/13 (d)(e)	2,928	2,342
Wind Telecomunicazioni SpA:
Tranche B, term loan 5.885% 5/26/13 (d)(e)	4,000	3,120
Tranche C, term loan 6.635% 5/26/14 (d)(e)	4,000	3,120
Windstream Corp. Tranche B1, term loan 6.05% 7/17/13 (d)(e)	16,329	14,206
		162,084
Textiles & Apparel - 0.6%
Hanesbrands, Inc. Tranche B 1LN, term loan 5.1731% 9/5/13 (d)(e)	10,440	9,083
Levi Strauss & Co. term loan 6.7625% 4/4/14 (d)(e)	3,000	2,010
William Carter Co. term loan 4.7781% 6/29/12 (d)(e)	1,816	1,499
		12,592
TOTAL FLOATING RATE LOANS (Cost $2,187,323)		1,737,289
Nonconvertible Bonds - 2.8%
	Principal Amount (000s)	Value (000s)
Automotive - 0.0%
General Motors Acceptance Corp. 5.0106% 12/1/14 (d)	$ 2,000	$ 910
Cable TV - 0.2%
Cablevision Systems Corp. 8.3338% 4/1/09 (d)	3,000	2,895
DIRECTV Holdings LLC/DIRECTV Financing, Inc. 8.375% 3/15/13	1,963	1,816
		4,711
Capital Goods - 0.1%
Esco Corp. 6.6938% 12/15/13 (c)(d)	2,000	1,400
Electric Utilities - 0.8%
Energy Future Holdings 10.875% 11/1/17 (c)	8,000	6,240
NRG Energy, Inc. 7.375% 2/1/16	9,000	7,785
Reliant Energy, Inc. 6.75% 12/15/14	2,000	1,740
		15,765
Energy - 0.2%
SandRidge Energy, Inc. 7.5075% 4/1/14 (d)	8,000	4,880
Gaming - 0.1%
Harrah's Operating Co., Inc. 5.5% 7/1/10	2,000	1,043
Healthcare - 0.1%
Elan Finance PLC/Elan Finance Corp. 6.8044% 11/15/11 (d)	2,000	1,290
Homebuilding/Real Estate - 0.0%
Rouse Co. 8% 4/30/09	2,000	920
Metals/Mining - 0.9%
FMG Finance Property Ltd. 6.8106% 9/1/11 (c)(d)	8,000	5,680
Freeport-McMoRan Copper & Gold, Inc. 7.0838% 4/1/15 (d)	16,000	11,600
		17,280
Technology - 0.1%
Freescale Semiconductor, Inc. 6.6938% 12/15/14 (d)	2,000	753
NXP BV 7.5025% 10/15/13 (d)	1,550	682
		1,435
Telecommunications - 0.3%
Centennial Communications Corp. 9.6325% 1/1/13 (d)	2,000	1,500
IPCS, Inc. 4.9256% 5/1/13 (d)	3,000	2,340
Nonconvertible Bonds - continued
	Principal Amount (000s)	Value (000s)
Telecommunications - continued
Level 3 Financing, Inc. 6.845% 2/15/15 (d)	$ 3,000	$ 1,290
Qwest Corp. 6.0688% 6/15/13 (d)	2,000	1,460
		6,590
TOTAL NONCONVERTIBLE BONDS (Cost $78,984)		56,224
Common Stocks - 0.0%
	Shares
Electric Utilities - 0.0%
Calpine Corp. (a) (Cost $347)	20,715	242
Money Market Funds - 8.9%

Fidelity Cash Central Fund, 1.81% (b)	178,276,768	$ 178,277
Fidelity Money Market Central Fund, 3.65% (b)	47	0
TOTAL MONEY MARKET FUNDS (Cost $178,277)		178,277
TOTAL INVESTMENT PORTFOLIO - 98.8% (Cost $2,444,931)		1,972,032
NET OTHER ASSETS - 1.2%		23,791
NET ASSETS - 100%		$ 1,995,823
Legend
(a) Non-income producing

(b) Affiliated fund that is available only to investment companies and other accounts managed by Fidelity Investments. The rate quoted is the annualized seven-day yield of the fund at period end. A complete unaudited listing of the fund's holdings as of its most recent quarter end is available upon request.

(c) Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At the end of the period, the value of these securities amounted to $13,320,000 or 0.7% of net assets.

(d) The coupon rate shown on floating or adjustable rate securities represents the rate at period end.

(e) Remaining maturities of floating rate loans may be less than the stated maturities shown as a result of contractual or optional prepayments by the borrower. Such prepayments cannot be predicted with certainty.

(f) Position or a portion of the position represents an unfunded loan commitment. At period end, the total principal amount and market value of unfunded commitments totaled $6,459,000 and $5,578,000, respectively. The coupon rate will be determined at time of settlement.

Affiliated Central Funds
Information regarding fiscal year to date income earned by the Fund from investments in Fidelity Central Funds is as follows:
Fund	Income earned (Amounts in thousands)
Fidelity Cash Central Fund	$ 8,520
Fidelity Money Market Central Fund	9
Total	$ 8,529
Income Tax Information
At October 31, 2008, the fund had a capital loss carryforward of approximately $156,313,000 of which $16,996,000 and $139,317,000 will expire on October 31, 2015 and 2016, respectively.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Statements

Statement of Assets and Liabilities

Amounts in thousands (except per-share amounts)	October 31, 2008
Assets
Investment in securities, at value - See accompanying schedule: Unaffiliated issuers (cost $2,266,654)	$ 1,793,755
Fidelity Central Funds (cost $178,277)	178,277
Total Investments (cost $2,444,931)		$ 1,972,032
Cash		1,789
Receivable for investments sold		27,230
Receivable for fund shares sold		3,740
Interest receivable		13,065
Distributions receivable from Fidelity Central Funds		270
Prepaid expenses		1
Receivable from investment adviser for expense reductions		2
Other receivables		3
Total assets		2,018,132

Liabilities
Payable for investments purchased	$ 14,965
Payable for fund shares redeemed	3,665
Distributions payable	1,991
Accrued management fee	983
Distribution fees payable	268
Other affiliated payables	356
Other payables and accrued expenses	81
Total liabilities		22,309

Net Assets		$ 1,995,823
Net Assets consist of:
Paid in capital		$ 2,621,496
Undistributed net investment income		4,997
Accumulated undistributed net realized gain (loss) on investments		(157,771)
Net unrealized appreciation (depreciation) on investments		(472,899)
Net Assets		$ 1,995,823

See accompanying notes which are an integral part of the financial statements.

Annual Report

Statement of Assets and Liabilities - continued

Amounts in thousands (except per-share amounts)	October 31, 2008
Calculation of Maximum Offering Price Class A: Net Asset Value and redemption price per share ($191,809 ÷ 23,961.2 shares)	$ 8.00

Maximum offering price per share (100/97.25 of $8.00)	$ 8.23
Class T: Net Asset Value and redemption price per share ($133,667 ÷ 16,718.4 shares)	$ 8.00

Maximum offering price per share (100/97.25 of $8.00)	$ 8.23
Class B: Net Asset Value and offering price per share ($41,838 ÷ 5,233.3 shares)A	$ 7.99

Class C: Net Asset Value and offering price per share ($198,592 ÷ 24,813.5 shares)A	$ 8.00

Fidelity Floating Rate High Income Fund: Net Asset Value, offering price and redemption price per share ($1,291,582 ÷ 161,531.4 shares)	$ 8.00

Institutional Class: Net Asset Value, offering price and redemption price per share ($138,335 ÷ 17,311.6 shares)	$ 7.99

A Redemption price per share is equal to net asset value less any applicable contingent deferred sales charge.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Statements - continued

Statement of Operations

Amounts in thousands	Year ended October 31, 2008
Investment Income
Interest		166,927
Income from Fidelity Central Funds		8,529
Total income		175,456

Expenses
Management fee	$ 16,016
Transfer agent fees	3,597
Distribution fees	4,287
Accounting fees and expenses	1,063
Custodian fees and expenses	57
Independent trustees' compensation	13
Registration fees	177
Audit	142
Legal	22
Miscellaneous	211
Total expenses before reductions	25,585
Expense reductions	(87)	25,498
Net investment income		149,958
Realized and Unrealized Gain (Loss) Net realized gain (loss) on:
Investment securities:
Unaffiliated issuers		(139,997)
Change in net unrealized appreciation (depreciation) on investment securities		(392,847)
Net gain (loss)		(532,844)
Net increase (decrease) in net assets resulting from operations		$ (382,886)

See accompanying notes which are an integral part of the financial statements.

Annual Report

Statement of Changes in Net Assets

Amounts in thousands	Year ended October 31, 2008	Year ended October 31, 2007
Increase (Decrease) in Net Assets
Operations
Net investment income	$ 149,958	$ 293,833
Net realized gain (loss)	(139,997)	(20,062)
Change in net unrealized appreciation (depreciation)	(392,847)	(93,038)
Net increase (decrease) in net assets resulting from operations	(382,886)	180,733
Distributions to shareholders from net investment income	(143,999)	(295,734)
Distributions to shareholders from net realized gain	-	(932)
Total distributions	(143,999)	(296,666)
Share transactions - net increase (decrease)	(1,374,702)	(601,645)
Redemption fees	388	917
Total increase (decrease) in net assets	(1,901,199)	(716,661)

Net Assets
Beginning of period	3,897,022	4,613,683
End of period (including undistributed net investment income of $4,997 and distributions in excess of net investment income of $1,059, respectively)	$ 1,995,823	$ 3,897,022

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Class A

Years ended October 31,

2008

2007

2006

2005

2004

Selected Per-Share Data
Net asset value, beginning of period	$ 9.75	$ 9.95	$ 9.96	$ 9.97	$ 9.88
Income from Investment Operations
Net investment income C	.476	.621	.571	.404	.285
Net realized and unrealized gain (loss)	(1.779)	(.196)	(.022)	(.008)	.098
Total from investment operations	(1.303)	.425	.549	.396	.383
Distributions from net investment income	(.448)	(.625)	(.560)	(.397)	(.295)
Distributions from net realized gain	-	(.002)	-	(.010)	-
Total distributions	(.448)	(.627)	(.560)	(.407)	(.295)
Redemption fees added to paid in capital C	.001	.002	.001	.001	.002
Net asset value, end of period	$ 8.00	$ 9.75	$ 9.95	$ 9.96	$ 9.97
Total Return A, B	(13.87)%	4.40%	5.66%	4.05%	3.96%
Ratios to Average Net Assets D, F
Expenses before reductions	1.06%	1.02%	1.05%	1.06%	1.08%
Expenses net of fee waivers, if any	1.06%	1.02%	1.05%	1.06%	1.08%
Expenses net of all reductions	1.06%	1.02%	1.05%	1.06%	1.08%
Net investment income	5.13%	6.28%	5.73%	4.05%	2.90%
Supplemental Data
Net assets, end of period (in millions)	$ 192	$ 257	$ 285	$ 312	$ 299
Portfolio turnover rate E	16%	69%	61%	66%	61%

A Total returns would have been lower had certain expenses not been reduced during the periods shown.

B Total returns do not include the effect of the sales charges.

C Calculated based on average shares outstanding during the period.

D Fees and expenses of the underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

E Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

F Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Class T

Years ended October 31,

2008

2007

2006

2005

2004

Selected Per-Share Data
Net asset value, beginning of period	$ 9.73	$ 9.94	$ 9.95	$ 9.96	$ 9.87
Income from Investment Operations
Net investment income C	.481	.621	.564	.396	.276
Net realized and unrealized gain (loss)	(1.762)	(.206)	(.022)	(.007)	.098
Total from investment operations	(1.281)	.415	.542	.389	.374
Distributions from net investment income	(.450)	(.625)	(.553)	(.390)	(.286)
Distributions from net realized gain	-	(.002)	-	(.010)	-
Total distributions	(.450)	(.627)	(.553)	(.400)	(.286)
Redemption fees added to paid in capitalC	.001	.002	.001	.001	.002
Net asset value, end of period	$ 8.00	$ 9.73	$ 9.94	$ 9.95	$ 9.96
Total Return A, B	(13.66)%	4.30%	5.60%	3.98%	3.87%
Ratios to Average Net Assets D, F
Expenses before reductions	1.03%	1.03%	1.11%	1.13%	1.17%
Expenses net of fee waivers, if any	1.03%	1.03%	1.11%	1.13%	1.17%
Expenses net of all reductions	1.03%	1.02%	1.11%	1.13%	1.17%
Net investment income	5.16%	6.28%	5.67%	3.98%	2.81%
Supplemental Data
Net assets, end of period (in millions)	$ 134	$ 309	$ 472	$ 511	$ 389
Portfolio turnover rate E	16%	69%	61%	66%	61%

A Total returns would have been lower had certain expenses not been reduced during the periods shown.

B Total returns do not include the effect of the sales charges.

C Calculated based on average shares outstanding during the period.

D Fees and expenses of the underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

E Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

F Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Class B

Years ended October 31,

2008

2007

2006

2005

2004

Selected Per-Share Data
Net asset value, beginning of period	$ 9.73	$ 9.94	$ 9.95	$ 9.96	$ 9.87
Income from Investment Operations
Net investment income C	.432	.569	.513	.346	.231
Net realized and unrealized gain (loss)	(1.771)	(.206)	(.022)	(.008)	.096
Total from investment operations	(1.339)	.363	.491	.338	.327
Distributions from net investment income	(.402)	(.573)	(.502)	(.339)	(.239)
Distributions from net realized gain	-	(.002)	-	(.010)	-
Total distributions	(.402)	(.575)	(.502)	(.349)	(.239)
Redemption fees added to paid in capitalC	.001	.002	.001	.001	.002
Net asset value, end of period	$ 7.99	$ 9.73	$ 9.94	$ 9.95	$ 9.96
Total Return A, B	(14.21)%	3.76%	5.06%	3.46%	3.38%
Ratios to Average Net Assets D, F
Expenses before reductions	1.56%	1.55%	1.63%	1.64%	1.65%
Expenses net of fee waivers, if any	1.55%	1.55%	1.63%	1.64%	1.65%
Expenses net of all reductions	1.55%	1.55%	1.62%	1.64%	1.65%
Net investment income	4.64%	5.75%	5.16%	3.47%	2.33%
Supplemental Data
Net assets, end of period (in millions)	$ 42	$ 100	$ 143	$ 173	$ 184
Portfolio turnover rate E	16%	69%	61%	66%	61%

A Total returns would have been lower had certain expenses not been reduced during the periods shown.

B Total returns do not include the effect of the contingent deferred sales charge.

C Calculated based on average shares outstanding during the period.

D Fees and expenses of the underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

E Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

F Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Class C

Years ended October 31,

2008

2007

2006

2005

2004

Selected Per-Share Data
Net asset value, beginning of period	$ 9.74	$ 9.95	$ 9.96	$ 9.97	$ 9.87
Income from Investment Operations
Net investment income C	.408	.553	.508	.341	.224
Net realized and unrealized gain (loss)	(1.770)	(.207)	(.022)	(.008)	.107
Total from investment operations	(1.362)	.346	.486	.333	.331
Distributions from net investment income	(.379)	(.556)	(.497)	(.334)	(.233)
Distributions from net realized gain	-	(.002)	-	(.010)	-
Total distributions	(.379)	(.558)	(.497)	(.344)	(.233)
Redemption fees added to paid in capitalC	.001	.002	.001	.001	.002
Net asset value, end of period	$ 8.00	$ 9.74	$ 9.95	$ 9.96	$ 9.97
Total Return A, B	(14.41)%	3.58%	5.00%	3.40%	3.41%
Ratios to Average Net Assets D, F
Expenses before reductions	1.80%	1.71%	1.68%	1.69%	1.71%
Expenses net of fee waivers, if any	1.80%	1.71%	1.68%	1.69%	1.71%
Expenses net of all reductions	1.80%	1.71%	1.68%	1.69%	1.71%
Net investment income	4.39%	5.59%	5.10%	3.42%	2.27%
Supplemental Data
Net assets, end of period (in millions)	$ 199	$ 345	$ 450	$ 539	$ 524
Portfolio turnover rate E	16%	69%	61%	66%	61%

A Total returns would have been lower had certain expenses not been reduced during the periods shown.

B Total returns do not include the effect of the contingent deferred sales charge.

C Calculated based on average shares outstanding during the period.

D Fees and expenses of the underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

E Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

F Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Fidelity Floating Rate High Income Fund

Years ended October 31,

2008

2007

2006

2005

2004

Selected Per-Share Data
Net asset value, beginning of period	$ 9.74	$ 9.94	$ 9.95	$ 9.96	$ 9.87
Income from Investment Operations
Net investment income B	.508	.650	.593	.427	.309
Net realized and unrealized gain (loss)	(1.771)	(.196)	(.021)	(.008)	.099
Total from investment operations	(1.263)	.454	.572	.419	.408
Distributions from net investment income	(.478)	(.654)	(.583)	(.420)	(.320)
Distributions from net realized gain	-	(.002)	-	(.010)	-
Total distributions	(.478)	(.656)	(.583)	(.430)	(.320)
Redemption fees added to paid in capitalB	.001	.002	.001	.001	.002
Net asset value, end of period	$ 8.00	$ 9.74	$ 9.94	$ 9.95	$ 9.96
Total Return A	(13.49)%	4.72%	5.92%	4.30%	4.22%
Ratios to Average Net Assets C, E
Expenses before reductions	.73%	.73%	.81%	.82%	.84%
Expenses net of fee waivers, if any	.73%	.73%	.81%	.82%	.84%
Expenses net of all reductions	.73%	.72%	.81%	.82%	.84%
Net investment income	5.46%	6.58%	5.97%	4.29%	3.14%
Supplemental Data
Net assets, end of period (in millions)	$ 1,292	$ 2,679	$ 2,989	$ 2,471	$ 1,982
Portfolio turnover rate D	16%	69%	61%	66%	61%

A Total returns would have been lower had certain expenses not been reduced during the periods shown.

B Calculated based on average shares outstanding during the period.

C Fees and expenses of the underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

D Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

E Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Institutional Class

Years ended October 31,

2008

2007

2006

2005

2004

Selected Per-Share Data
Net asset value, beginning of period	$ 9.73	$ 9.94	$ 9.95	$ 9.96	$ 9.86
Income from Investment Operations
Net investment income B	.503	.647	.591	.424	.304
Net realized and unrealized gain (loss)	(1.769)	(.206)	(.021)	(.007)	.110
Total from investment operations	(1.266)	.441	.570	.417	.414
Distributions from net investment income	(.475)	(.651)	(.581)	(.418)	(.316)
Distributions from net realized gain	-	(.002)	-	(.010)	-
Total distributions	(.475)	(.653)	(.581)	(.428)	(.316)
Redemption fees added to paid in capitalB	.001	.002	.001	.001	.002
Net asset value, end of period	$ 7.99	$ 9.73	$ 9.94	$ 9.95	$ 9.96
Total Return A	(13.54)%	4.58%	5.89%	4.27%	4.29%
Ratios to Average Net Assets C, E
Expenses before reductions	.77%	.76%	.84%	.85%	.87%
Expenses net of fee waivers, if any	.77%	.76%	.84%	.85%	.87%
Expenses net of all reductions	.76%	.76%	.83%	.85%	.87%
Net investment income	5.43%	6.55%	5.95%	4.26%	3.11%
Supplemental Data
Net assets, end of period (in millions)	$ 138	$ 207	$ 275	$ 285	$ 182
Portfolio turnover rateD	16%	69%	61%	66%	61%

A Total returns would have been lower had certain expenses not been reduced during the periods shown.

B Calculated based on average shares outstanding during the period.

C Fees and expenses of the underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

D Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

E Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Notes to Financial Statements

For the period ended October 31, 2008

(Amounts in thousands except ratios)

1. Organization.

Fidelity Advisor Floating Rate High Income Fund (the Fund) is a fund of Fidelity Advisor Series I (the trust) and is authorized to issue an unlimited number of shares. The trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Massachusetts business trust. The Fund offers Class A, Class T, Class B, Class C, Fidelity Floating Rate High Income Fund, and Institutional Class shares, each of which has equal rights as to assets and voting privileges. Each class has exclusive voting rights with respect to matters that affect that class. Class B shares will automatically convert to Class A shares after a holding period of seven years from the initial date of purchase. Investment income, realized and unrealized capital gains and losses, the common expenses of the Fund, and certain fund-level expense reductions, if any, are allocated on a pro rata basis to each class based on the relative net assets of each class to the total net assets of the Fund. Each class differs with respect to transfer agent and distribution and service plan fees incurred. Certain expense reductions also differ by class.

2. Investments in Fidelity Central Funds.

The Fund may invest in Fidelity Central Funds, which are open-end investment companies available only to other investment companies and accounts managed by Fidelity Management & Research Company (FMR) and its affiliates. The Fund's Schedule of Investments lists each of the Fidelity Central Funds held as of period end, if any, as an investment of the Fund, but does not include the underlying holdings of each Fidelity Central Fund. As an Investing Fund, the Fund indirectly bears its proportionate share of the expenses of the underlying Fidelity Central Funds.

The Money Market Central Funds seek preservation of capital and current income and are managed by Fidelity Investments Money Management, Inc. (FIMM), an affiliate of FMR.

A complete unaudited list of holdings for each Fidelity Central Fund is available upon request or at the SEC's web site at www.sec.gov. In addition, the financial statements of the Fidelity Central Funds, which are not covered by the Fund's Report of Independent Registered Public Accounting Firm, are available on the SEC's web site or upon request.

Annual Report

3. Significant Accounting Policies.

The financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America, which require management to make certain estimates and assumptions at the date of the financial statements. Actual results could differ from those estimates. The following summarizes the significant accounting policies of the Fund:

Security Valuation. Investments are valued as of 4:00 p.m. Eastern time on the last calendar day of the period. Wherever possible, the Fund uses independent pricing services approved by the Board of Trustees to value its investments.

Debt securities, including restricted securities, are valued by independent pricing services or by dealers who make markets in such securities. Pricing services consider yield or price of bonds of comparable quality, coupon, maturity and type as well as dealer supplied prices. Equity securities, including restricted securities, for which market quotations are readily available, are valued at the last reported sale price or official closing price as reported by an independent pricing service on the primary market or exchange on which they are traded. In the event there were no sales during the day or closing prices are not available, securities are valued at the last quoted bid price. Investments in open-end mutual funds, including the Fidelity Central Funds, are valued at their closing net asset value each business day. Short-term securities with remaining maturities of sixty days or less for which quotations are not readily available are valued at amortized cost, which approximates value. Actual prices received at disposition may differ.

When current market prices or quotations are not readily available or reliable, valuations may be determined in good faith in accordance with procedures adopted by the Board of Trustees. Factors used in determining value may include significant market or security specific events, changes in interest rates and credit quality, and developments in foreign markets which are monitored by evaluating the performance of ADRs, futures contracts and exchange-traded funds. The frequency with which these procedures are used cannot be predicted and may be utilized to a significant extent. The value of securities used for net asset value (NAV) calculation under these procedures may differ from published prices for the same securities.

Investment Transactions and Income. For financial reporting purposes, the Fund's investment holdings and NAV include trades executed through the end of the last business day of the period. The NAV per share for processing shareholder transactions is calculated as of the close of business of the New York Stock Exchange (NYSE), normally 4:00 p.m. Eastern time and includes trades executed through the end of the prior business day. Gains and losses on securities sold are determined on the basis of identified

Annual Report

Notes to Financial Statements - continued

(Amounts in thousands except ratios)

3. Significant Accounting Policies - continued

Investment Transactions and Income - continued

cost. Interest income and distributions from the Fidelity Central Funds are accrued as earned. Interest income includes coupon interest and amortization of premium and accretion of discount on debt securities. The Fund earns certain fees in connection with its floating rate loan purchasing activities. These fees are in addition to interest payments earned and may include amendment fees, consent fees and prepayment fees. These fees are recorded as Income in the accompanying financial statements.

Expenses. Most expenses of the trust can be directly attributed to a fund. Expenses which cannot be directly attributed are apportioned among each Fund in the trust. Expense estimates are accrued in the period to which they relate and adjustments are made when actual amounts are known.

Income Tax Information and Distributions to Shareholders. Each year, the Fund intends to qualify as a regulated investment company by distributing substantially all of its taxable income and realized gains under Subchapter M of the Internal Revenue Code and filing its U.S. federal tax return. As a result, no provision for income taxes is required. The Fund is subject to the provisions of FASB Interpretation No. 48, Accounting for Uncertainties in Income Taxes (FIN 48). FIN 48 sets forth a minimum threshold for financial statement recognition of the benefit of a tax position taken or expected to be taken in a tax return. The implementation of FIN 48 did not result in any unrecognized tax benefits in the accompanying financial statements. Each of the Fund's federal tax returns for the prior three fiscal years remains subject to examination by the Internal Revenue Service (IRS).

Dividends are declared daily and paid monthly from net investment income. Distributions from realized gains, if any, are recorded on the ex-dividend date. Income dividends and capital gain distributions are declared separately for each class. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from generally accepted accounting principles.

Capital accounts within the financial statements are adjusted for permanent book-tax differences. These adjustments have no impact on net assets or the results of operations. Temporary book-tax differences will reverse in a subsequent period.

Book-tax differences are primarily due to market discount, capital loss carryforwards, and losses deferred due to wash sales.

Annual Report

3. Significant Accounting Policies - continued

Income Tax Information and Distributions to Shareholders - continued

The tax-basis components of distributable earnings and the federal tax cost as of period end were as follows:

Unrealized appreciation	$ 134
Unrealized depreciation	(473,790)
Net unrealized appreciation (depreciation)	(473,656)
Undistributed ordinary income	4,296
Capital loss carryforward	(156,313)

Cost for federal income tax purposes	$ 2,445,688

The tax character of distributions paid was as follows:

	October 31, 2008	October 31, 2007
Ordinary Income	$ 143,999	$ 295,734
Long-term Capital Gains	-	932
Total	$ 143,999	$ 296,666

Short-Term Trading (Redemption) Fees. Shares held in the Fund less than 60 days are subject to a redemption fee equal to 1.00% of the proceeds of the redeemed shares. All redemption fees, including any estimated redemption fees paid by FMR, are retained by the Fund and accounted for as an addition to paid in capital.

New Accounting Pronouncement. In September 2006, Statement of Financial Accounting Standards No. 157, Fair Value Measurements (SFAS 157), was issued and is effective for fiscal years beginning after November 15, 2007. SFAS 157 defines fair value, establishes a framework for measuring fair value and results in expanded disclosures about fair value measurements.

4. Operating Policies.

Repurchase Agreements. FMR has received an Exemptive Order from the Securities and Exchange Commission (the SEC) which permits the Fund and other affiliated entities of FMR to transfer uninvested cash balances into joint trading accounts which are then invested in repurchase agreements. The Fund may also invest directly with institutions in repurchase agreements. Repurchase agreements are collateralized by government or non-government securities. Upon settlement date, collateral is held in segregated accounts with custodian banks and may be obtained in the event of a default of the counterparty. The Fund monitors, on a daily basis, the value of the collateral to ensure it is at least equal to the principal amount of the repurchase agreement (including accrued interest). In the event of a default by the counterparty, realization of the collateral proceeds could be delayed, during which time the value of the collateral may decline.

Annual Report

Notes to Financial Statements - continued

(Amounts in thousands except ratios)

4. Operating Policies - continued

Restricted Securities. The Fund may invest in securities that are subject to legal or contractual restrictions on resale. These securities generally may be resold in transactions exempt from registration or to the public if the securities are registered. Disposal of these securities may involve time-consuming negotiations and expense, and prompt sale at an acceptable price may be difficult. Information regarding restricted securities is included at the end of the Fund's Schedule of Investments.

Loans and Other Direct Debt Instruments. The Fund may invest in loans and loan participations, trade claims or other receivables. These investments may include standby financing commitments, including revolving credit facilities, that obligate the Fund to supply additional cash to the borrower on demand. Loan participations involve a risk of insolvency of the lending bank or other financial intermediary. The Fund may be contractually obligated to receive approval from the agent bank and/or borrower prior to the sale of these investments.

5. Purchases and Sales of Investments.

Purchases and sales of securities (including principal repayments of floating rate loans), other than short-term securities, aggregated $400,722 and $1,552,707, respectively.

6. Fees and Other Transactions with Affiliates.

Management Fee. FMR and its affiliates provide the Fund with investment management related services for which the Fund pays a monthly management fee. The management fee is the sum of an individual fund fee rate that is based on an annual rate of .45% of the Fund's average net assets and a group fee rate that averaged .12% during the period. The group fee rate is based upon the average net assets of all the mutual funds advised by FMR. The group fee rate decreases as assets under management increase and increases as assets under management decrease. For the period, the total annual management fee rate was .56% of the Fund's average net assets.

Distribution and Service Plan. In accordance with Rule 12b-1 of the 1940 Act, the Fund has adopted separate Distribution and Service Plans for each class of shares. Certain classes pay Fidelity Distributors Corporation (FDC), an affiliate of FMR, separate Distribution and Service Fees, each of which is based on an annual percentage of each class' average net assets. In addition, FDC may pay financial intermediaries for selling shares of the Fund and providing shareholder support services. For the period, the Distribution and Service Fee rates and the total amounts paid to and retained by FDC were as follows:

Annual Report

6. Fees and Other Transactions with Affiliates - continued

Distribution and Service Plan - continued

	Distribution Fee	Service Fee	Paid to FDC	Retained by FDC
Class A	0%	.25%	$ 569	$ 45
Class T	0%	.25%	512	17
Class B	.55%	.15%	487	383
Class C	.75%	.25%	2,719	316
			$ 4,287	$ 761

Sales Load. FDC receives a front-end sales charge of up to 2.75% for selling Class A shares and Class T shares, some of which is paid to financial intermediaries for selling shares of the Fund. FDC receives the proceeds of contingent deferred sales charges levied on Class A, Class T, Class B, and Class C redemptions. These charges depend on the holding period. The deferred sales charges range from 3.50% to 1% for Class B, 1% for Class C, 1.00% to .50% for certain purchases of Class A shares and .25% for certain purchases of Class T shares.

For the period, sales charge amounts retained by FDC were as follows:

Retained by FDC
Class A	$ 44
Class T	10
Class B*	126
Class C*	41
$ 221

* When Class B and Class C shares are initially sold, FDC pays commissions from its own resources to financial intermediaries through which the sales are made.

Transfer Agent Fees. Fidelity Investments Institutional Operations Company, Inc. (FIIOC), an affiliate of FMR, is the transfer, dividend disbursing and shareholder servicing agent for each class of the Fund. FIIOC receives account fees and asset-based fees that vary according to the account size and type of account of the shareholders of the respective classes of the Fund. FIIOC pays for typesetting, printing and mailing of shareholder reports, except proxy statements. Prior to January 1, 2008, Fidelity Service Company, Inc. (FSC), also an affiliate of FMR, was the transfer agent for Fidelity Floating Rate High Income Fund shares. For the period, each class paid the following transfer agent fees:

Annual Report

Notes to Financial Statements - continued

(Amounts in thousands except ratios)

6. Fees and Other Transactions with Affiliates - continued

Transfer Agent Fees - continued

	Amount	% of Average Net Assets
Class A	$ 423.19
Class T	320.16
Class B	165.24
Class C	473.17
Fidelity Floating Rate High Income Fund	1,970.10
Institutional Class	246.14
	$ 3,597

Accounting Fees. FSC maintains the Fund's accounting records. The fee is based on the level of average net assets for the month.

7. Committed Line of Credit.

The Fund participates with other funds managed by FMR in a $4.2 billion credit facility (the "line of credit") to be utilized for temporary or emergency purposes to fund shareholder redemptions or for other short-term liquidity purposes. The Fund has agreed to pay commitment fees on its pro rata portion of the line of credit, which amounted to $6 and is reflected in Miscellaneous Expense on the Statement of Operations. During the period, there were no borrowings on this line of credit.

8. Expense Reductions.

FMR voluntarily agreed to reimburse each class to the extent annual operating expenses exceeded certain levels of average net assets as noted in the table below. Some expenses, for example interest expense, including commitment fees, are excluded from this reimbursement.

The following classes were in reimbursement during the period:

	Expense Limitations	Reimbursement from adviser
Class B	1.55%	$ 9

In addition, through arrangements with the Fund's custodian and each class' transfer agent, credits realized as a result of uninvested cash balances were used to reduce the Fund's expenses. During the period, these credits reduced the Fund's custody expense by $76. During the period, credits reduced each class' transfer agent expense as noted in the table below.

Transfer Agent expense reduction
Fidelity Floating Rate High Income Fund	$ 2

Annual Report

9. Other.

The Fund's organizational documents provide former and current trustees and officers with a limited indemnification against liabilities arising in connection with the performance of their duties to the Fund. In the normal course of business, the Fund may also enter into contracts that provide general indemnifications. The Fund's maximum exposure under these arrangements is unknown as this would be dependent on future claims that may be made against the Fund. The risk of material loss from such claims is considered remote.

10. Distributions to Shareholders.

Distributions to shareholders of each class were as follows:

Years ended October 31,	2008	2007
From net investment income
Class A	$ 11,040	$ 16,980
Class T	10,312	25,808
Class B	3,137	7,185
Class C	11,350	22,768
Fidelity Floating Rate High Income Fund	99,177	205,034
Institutional Class	8,983	17,959
Total	$ 143,999	$ 295,734
From net realized gain
Class A	$ -	$ 56
Class T	-	92
Class B	-	28
Class C	-	89
Fidelity Floating Rate High Income Fund	-	612
Institutional Class	-	55
Total	$ -	$ 932

Annual Report

Notes to Financial Statements - continued

(Amounts in thousands except ratios)

11. Share Transactions.

Transactions for each class of shares were as follows:

	Shares		Dollars
Years ended October 31,	2008	2007	2008	2007
Class A
Shares sold	12,782	13,247	$ 119,270	$ 130,736
Reinvestment of distributions	942	1,258	8,667	12,401
Shares redeemed	(16,135)	(16,816)	(147,587)	(165,336)
Net increase (decrease)	(2,411)	(2,311)	$ (19,650)	$ (22,199)
Class T
Shares sold	2,613	10,196	$ 24,324	$ 101,349
Reinvestment of distributions	970	2,326	8,971	22,926
Shares redeemed	(18,575)	(28,319)	(171,534)	(278,187)
Net increase (decrease)	(14,992)	(15,797)	$ (138,239)	$ (153,912)
Class B
Shares sold	459	1,012	$ 4,273	$ 10,008
Reinvestment of distributions	253	543	2,337	5,357
Shares redeemed	(5,780)	(5,618)	(53,368)	(55,301)
Net increase (decrease)	(5,068)	(4,063)	$ (46,758)	$ (39,936)
Class C
Shares sold	4,102	6,240	$ 38,173	$ 61,832
Reinvestment of distributions	816	1,565	7,528	15,441
Shares redeemed	(15,538)	(17,554)	(142,119)	(172,933)
Net increase (decrease)	(10,620)	(9,749)	$ (96,418)	$ (95,660)
Fidelity Floating Rate High Income Fund
Shares sold	58,551	157,899	$ 537,327	$ 1,564,638
Reinvestment of distributions	9,069	17,687	83,798	174,341
Shares redeemed	(181,259)	(201,041)	(1,661,471)	(1,967,636)
Net increase (decrease)	(113,639)	(25,455)	$ (1,040,346)	$ (228,657)
Institutional Class
Shares sold	12,811	16,545	$ 119,600	$ 164,024
Reinvestment of distributions	554	883	5,092	8,716
Shares redeemed	(17,333)	(23,840)	(157,983)	(234,021)
Net increase (decrease)	(3,968)	(6,412)	$ (33,291)	$ (61,281)

Annual Report

Report of Independent Registered Public Accounting Firm

To the Trustees of Fidelity Advisor Series I and Shareholders of Fidelity Advisor Floating Rate High Income Fund:

We have audited the accompanying statement of assets and liabilities of Fidelity Advisor Floating Rate High Income Fund (the Fund), a fund of Fidelity Advisor Series I, including the schedule of investments, as of October 31, 2008, and the related statement of operations for the year then ended, the statement of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund's internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of October 31, 2008, by correspondence with the custodians, brokers and agent banks; where replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Fidelity Advisor Floating Rate High Income Fund as of October 31, 2008, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and its financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

/s/ Deloitte & Touche LLP

DELOITTE & TOUCHE LLP

Boston, Massachusetts

December 23, 2008

Annual Report

Trustees and Officers

The Trustees, Member of the Advisory Board, and executive officers of the trust and fund, as applicable, are listed below. The Board of Trustees governs the fund and is responsible for protecting the interests of shareholders. The Trustees are experienced executives who meet periodically throughout the year to oversee the fund's activities, review contractual arrangements with companies that provide services to the fund, and review the fund's performance. Except for Edward C. Johnson 3d and James C. Curvey, each of the Trustees oversees 220 funds advised by FMR or an affiliate. Messrs. Johnson and Curvey oversee 379 funds advised by FMR or an affiliate.

The Trustees hold office without limit in time except that (a) any Trustee may resign; (b) any Trustee may be removed by written instrument, signed by at least two-thirds of the number of Trustees prior to such removal; (c) any Trustee who requests to be retired or who has become incapacitated by illness or injury may be retired by written instrument signed by a majority of the other Trustees; and (d) any Trustee may be removed at any special meeting of shareholders by a two-thirds vote of the outstanding voting securities of the trust. Each Trustee who is not an interested person (as defined in the 1940 Act) (Independent Trustee), shall retire not later than the last day of the calendar year in which his or her 72nd birthday occurs. The Independent Trustees may waive this mandatory retirement age policy with respect to individual Trustees. The executive officers and Advisory Board Member hold office without limit in time, except that any officer and Advisory Board Member may resign or may be removed by a vote of a majority of the Trustees at any regular meeting or any special meeting of the Trustees. Except as indicated, each individual has held the office shown or other offices in the same company for the past five years.

The fund's Statement of Additional Information (SAI) includes more information about the Trustees. To request a free copy, call Fidelity at 1-877-208-0098.

Interested Trustees*:

Correspondence intended for each Trustee who is an interested person may be sent to Fidelity Investments, 82 Devonshire Street, Boston, Massachusetts 02109.

Name, Age; Principal Occupation
Edward C. Johnson 3d (78)

Year of Election or Appointment: 1983

Mr. Johnson is Chairman of the Board of Trustees. Mr. Johnson serves as Chief Executive Officer, Chairman, and a Director of FMR LLC; Chairman and a Director of FMR; Chairman and a Director of Fidelity Research & Analysis Company (FRAC); Chairman and a Director of Fidelity Investments Money Management, Inc.; and Chairman and a Director of FMR Co., Inc. In addition, Mr. Johnson serves as Chairman and Director of FIL Limited. Previously, Mr. Johnson served as President of FMR LLC (2006-2007).

James C. Curvey (73)

Year of Election or Appointment: 2007

Mr. Curvey also serves as Trustee (2007-present) of other investment companies advised by FMR. Mr. Curvey is a Director of FMR and FMR Co., Inc. (2007-present). Mr. Curvey is also Vice Chairman (2006-
present) and Director of FMR LLC. In addition, Mr. Curvey serves as an Overseer for the Boston Symphony Orchestra and a member of the Trustees of Villanova University.

* Trustees have been determined to be "Interested Trustees" by virtue of, among other things, their affiliation with the trust or various entities under common control with FMR. FMR Corp. merged with and into FMR LLC on October 1, 2007. Any references to FMR LLC for prior periods are deemed to be references to the prior entity.

Independent Trustees:

Correspondence intended for each Independent Trustee (that is, the Trustees other than the Interested Trustees) may be sent to Fidelity Investments, P.O. Box 55235, Boston, Massachusetts 02205-5235.

Name, Age; Principal Occupation
Dennis J. Dirks (60)

Year of Election or Appointment: 2005

Prior to his retirement in May 2003, Mr. Dirks was Chief Operating Officer and a member of the Board of The Depository Trust & Clearing Corporation (DTCC) (1999-2003). He also served as President, Chief Operating Officer, and Board member of The Depository Trust Company (DTC) (1999-2003) and President and Board member of the National Securities Clearing Corporation (NSCC) (1999-2003). In addition, Mr. Dirks served as a Trustee and a member of the Finance Committee of Manhattan College (2005-2008), and as Chief Executive Officer and Board member of the Government Securities Clearing Corporation (2001-2003) and Chief Executive Officer and Board member of the Mortgage-Backed Securities Clearing Corporation (2001-2003). Mr. Dirks also serves as a Trustee and a member of the Finance Committee of AHRC of Nassau County (2006-present).

Alan J. Lacy (55)

Year of Election or Appointment: 2008

Mr. Lacy serves as Senior Adviser (2007-present) of Oak Hill Capital Partners, L.P. (a private equity firm). Mr. Lacy also served as Chief Executive Officer (2000-2005) and Vice Chairman (2005-2006) of Sears Holdings Corporation and Sears, Roebuck and Co. (retail). In addition, Mr. Lacy serves as a member of the Board of Directors of The Western Union Company (global money transfer, 2006-present) and Bristol-Myers Squibb (global pharmaceuticals, 2007-present). Mr. Lacy is a Trustee of the National Parks Conservation Association and The Field Museum of Natural History.

Ned C. Lautenbach (64)

Year of Election or Appointment: 2000

Mr. Lautenbach is Chairman of the Independent Trustees (2006-present). Mr. Lautenbach is an Advisory Partner of Clayton, Dubilier & Rice, Inc. (private equity investment firm). Previously, Mr. Lautenbach was with the International Business Machines Corporation (IBM) from 1968 until his retirement in 1998. Mr. Lautenbach serves as a Director of Eaton Corporation (diversified industrial) as well as the Philharmonic Center for the Arts in Naples, Florida. He also is a member of the Board of Trustees of Fairfield University (2005-present), as well as a member of the Council on Foreign Relations. Previously, Mr. Lautenbach served as a Director of Sony Corporation (2006-2007).

Joseph Mauriello (64)

Year of Election or Appointment: 2008

Prior to his retirement in January 2006, Mr. Mauriello served in numerous senior management positions including Deputy Chairman and Chief Operating Officer (2004-2005), and Vice Chairman of Financial Services (2002-2004) of KPMG LLP US (professional services firm, 1965-
2005). Mr. Mauriello currently serves as a member of the Board of Directors of XL Capital Ltd. (global insurance and re-insurance company, 2006-present) and of Arcadia Resources Inc. (health care services and products, 2007-present). He also served as a Director of the Hamilton Funds of the Bank of New York (2006-2007).

Cornelia M. Small (64)

Year of Election or Appointment: 2005

Ms. Small is a member of the Investment Committee, and Chair (2008-present) and a member of the Board of Trustees of Smith College. Ms. Small also serves on the Investment Committee of the Berkshire Taconic Community Foundation (2008-present). Previously, Ms. Small served as Chairperson of the Investment Committee (2002-2008) of Smith College and as Co-Chair (2000-2003) of the Annual Fund for the Fletcher School of Law and Diplomacy. In addition, she served as Chief Investment Officer, Director of Global Equity Investments, and a member of the Board of Directors of Scudder, Stevens & Clark and Scudder Kemper Investments.

William S. Stavropoulos (69)

Year of Election or Appointment: 2002

Mr. Stavropoulos is Chairman Emeritus of the Board of Directors of The Dow Chemical Company, where he previously served in numerous senior management positions, including President (1993-2000; 2002-
2003), CEO (1995-2000; 2002-2004), Chairman of the Executive Committee (2000-2006), and as a member of the Board of Directors (1990-2006). Currently, he is a Director of Teradata Corporation (data warehousing and technology solutions, 2008-present), Chemical Financial Corporation, Maersk Inc. (industrial conglomerate), Tyco International, Inc. (multinational manufacturing and services, 2007-present), and a member of the Advisory Board for Metalmark Capital (private equity investment firm, 2005-present). He is a special advisor to Clayton, Dubilier & Rice, Inc. (private equity investment). In addition, Mr. Stavropoulos is a member of the University of Notre Dame Advisory Council for the College of Science.

David M. Thomas (59)

Year of Election or Appointment: 2008

Previously, Mr. Thomas served as Executive Chairman (2005-2006) and Chairman and Chief Executive Officer (2000-2005) of IMS Health, Inc. (pharmaceutical and healthcare information solutions). In addition, Mr. Thomas serves as a member of the Board of Directors of Fortune Brands, Inc. (consumer products holding company), and Interpublic Group of Companies, Inc. (marketing communication, 2004-present).

Michael E. Wiley (58)

Year of Election or Appointment: 2008

Mr. Wiley also serves as a member of the Board of Trustees of the University of Tulsa (2000-2006; 2007-present). He serves as a Director of Tesoro Corporation (independent oil refiner and marketer, 2005-
present), and a Director of Bill Barrett Corporation (exploration and production company, 2005-present). In addition, he also serves as a Director of Post Oak Bank (privately-held bank, 2004-present). Previously, Mr. Wiley served as a Sr. Energy Advisor of Katzenbach Partners, LLC (consulting firm, 2006-2007), as an Advisory Director of Riverstone Holdings (private investment firm), Chairman, President, and CEO of Baker Hughes, Inc. (oilfield services company, 2000-2004), and as Director of Spinnaker Exploration Company (exploration and production company, 2001-2005).

Advisory Board Member and Executive Officers**:

Correspondence intended for each executive officer and Mr. Lynch may be sent to Fidelity Investments, 82 Devonshire Street, Boston, Massachusetts 02109.

Name, Age; Principal Occupation
Peter S. Lynch (64)

Year of Election or Appointment: 2003

Member of the Advisory Board of Fidelity's Equity and High Income Funds. Mr. Lynch is Vice Chairman and a Director of FMR, and Vice Chairman (2001-present) and a Director of FMR Co., Inc. Previously, Mr. Lynch served as a Trustee of the Fidelity funds (1990-2003). In addition, he serves as a Trustee of Boston College and as the Chairman of the Inner-City Scholarship Fund. Previously, Mr. Lynch served on the Special Olympics International Board of Directors (1997-2006).

Kenneth B. Robins (39)

Year of Election or Appointment: 2008

President and Treasurer of Fidelity's Equity and High Income Funds. Mr. Robins is an employee of Fidelity Investments (2004-present). Before joining Fidelity Investments, Mr. Robins worked at KPMG LLP, where he was a partner in KPMG's department of professional practice (2002-2004).

Thomas C. Hense (44)

Year of Election or Appointment: 2008

Vice President of Fidelity's High Income and Small Cap Funds. Previously, Mr. Hense served as a portfolio manager for Fidelity's Institutional Money Management Group (Pyramis) (2003-2008).

Scott C. Goebel (40)

Year of Election or Appointment: 2008

Secretary and Chief Legal Officer (CLO) of the Fidelity funds. Mr. Goebel also serves as General Counsel, Secretary, and Senior Vice President of FMR (2008-present); Deputy General Counsel of FMR LLC; Chief Legal Secretary of Fidelity Management & Research (Hong Kong) Limited (2008-present) and Assistant Secretary of Fidelity Management & Research (Japan) Inc. (2008-present). Previously, Mr. Goebel served as Assistant Secretary of the Funds (2007-2008) and as Vice President and Secretary of Fidelity Distributors Corporation (FDC) (2005-2007).

John B. McGinty, Jr. (46)

Year of Election or Appointment: 2008

Assistant Secretary of Fidelity's Equity and High Income Funds. Mr. McGinty is an employee of Fidelity Investments (2004-present). Mr. McGinty also serves as Senior Vice President, Secretary, and Chief Legal Officer of FDC (2007-present). Before joining Fidelity Investments, Mr. McGinty practiced law at Ropes & Gray, LLP.

Holly C. Laurent (54)

Year of Election or Appointment: 2008

Anti-Money Laundering (AML) Officer of the Fidelity funds. Ms. Laurent is an employee of Fidelity Investments. Previously, Ms. Laurent was Senior Vice President and Head of Legal for Fidelity Business Services India Pvt. Ltd. (2006-2008), Senior Vice President, Deputy General Counsel and Group Head for FMR LLC (2005-2006).

Christine Reynolds (50)

Year of Election or Appointment: 2008

Chief Financial Officer of the Fidelity funds. Ms. Reynolds became President of Fidelity Pricing and Cash Management Services (FPCMS) in August 2008. She served as Chief Operating Officer of FPCMS from 2007 through July 2008. Previously, Ms. Reynolds served as President, Treasurer, and Anti-Money Laundering officer of the Fidelity funds (2004-
2007). Before joining Fidelity Investments, Ms. Reynolds worked at PricewaterhouseCoopers LLP (PwC) (1980-2002), where she was an audit partner with PwC's investment management practice.

Kenneth A. Rathgeber (61)

Year of Election or Appointment: 2004

Chief Compliance Officer of Fidelity's Equity and High Income Funds. Mr. Rathgeber is Chief Compliance Officer of Fidelity Management & Research (Hong Kong) Limited (2008-present), Fidelity Management & Research (Japan) Inc. (2008-present), FMR (2005-present), FMR Co., Inc. (2005-present), Fidelity Management & Research (U.K.) Inc. (2005-
present), Fidelity Research & Analysis Company (2005-present), Fidelity Investments Money Management, Inc. (2005-present), and Strategic Advisers, Inc. (2005-present).

Bryan A. Mehrmann (47)

Year of Election or Appointment: 2005

Deputy Treasurer of the Fidelity funds. Mr. Mehrmann is an employee of Fidelity Investments. Previously, Mr. Mehrmann served as Vice President of Fidelity Investments Institutional Services Group (FIIS)/Fidelity Investments Institutional Operations Corporation, Inc. (FIIOC) Client Services (1998-2004).

Adrien E. Deberghes (41)

Year of Election or Appointment: 2008

Deputy Treasurer of Fidelity's Equity and High Income Funds. Mr. Deberghes is an employee of Fidelity Investments (2008-present). Previously, Mr. Deberghes served as Senior Vice President of Mutual Fund Administration at State Street Corporation (2007-2008), Senior Director of Mutual Fund Administration at Investors Bank & Trust (2005-2007), and Director of Finance for Dunkin' Brands (2000-2005).

Robert G. Byrnes (41)

Year of Election or Appointment: 2005

Assistant Treasurer of the Fidelity funds. Mr. Byrnes is an employee of Fidelity Investments (2005-present). Previously, Mr. Byrnes served as Vice President of Fidelity Pricing and Cash Management Services (FPCMS) (2003-2005). Before joining Fidelity Investments, Mr. Byrnes worked at Deutsche Asset Management where he served as Vice President of the Investment Operations Group (2000-2003).

Peter L. Lydecker (54)
Year of Election or Appointment: 2004 Assistant Treasurer of the Fidelity funds. Mr. Lydecker is an employee of Fidelity Investments.
Paul M. Murphy (61)

Year of Election or Appointment: 2007

Assistant Treasurer of the Fidelity funds. Mr. Murphy is an employee of Fidelity Investments (2007-present). Previously, Mr. Murphy served as Chief Financial Officer of the Fidelity Funds (2005-2006), Vice President and Associate General Counsel of FMR (2007), and Senior Vice President of Fidelity Pricing and Cash Management Services (FPCMS) (1994-2007).

Gary W. Ryan (50)

Year of Election or Appointment: 2005

Assistant Treasurer of the Fidelity funds. Mr. Ryan is an employee of Fidelity Investments. Previously, Mr. Ryan served as Vice President of Fund Reporting in Fidelity Pricing and Cash Management Services (FPCMS) (1999-2005).

** FMR Corp. merged with and into FMR LLC on October 1, 2007. Any references to FMR LLC for prior periods are deemed to be references to the prior entity.

Annual Report

Distributions

The fund designates $102,338,169 of distributions paid during the period January 1, 2008 to October 31, 2008 as qualifying to be taxed as interest-related dividends for nonresident alien shareholders.

A total of 0.73% of the dividends distributed during the fiscal year was derived from interest on U.S. Government securities which is generally exempt from state income tax.

The fund will notify shareholders in January 2009 of amounts for use in preparing 2008 income tax returns.

Annual Report

Proxy Voting Results

A special meeting of the fund's shareholders was held on June 18, 2008. The results of votes taken among shareholders on the proposals before them are reported below. Each vote reported represents one dollar of net asset value held on the record date for the meeting.

PROPOSAL 1
To elect a Board of Trustees.A
	# of Votes	% of Votes
James C. Curvey
Affirmative	25,533,645,076.55	95.758
Withheld	1,131,045,213.53	4.242
TOTAL	26,664,690,290.08	100.000
Dennis J. Dirks
Affirmative	25,686,005,364.53	96.330
Withheld	978,684,925.55	3.670
TOTAL	26,664,690,290.08	100.000
Edward C. Johnson 3d
Affirmative	25,589,947,163.14	95.969
Withheld	1,074,743,126.94	4.031
TOTAL	26,664,690,290.08	100.000
Alan J. Lacy
Affirmative	25,669,138,246.63	96.266
Withheld	995,552,043.45	3.734
TOTAL	26,664,690,290.08	100.000
Ned C. Lautenbach
Affirmative	25,672,946,891.13	96.281
Withheld	991,743,398.95	3.719
TOTAL	26,664,690,290.08	100.000
Joseph Mauriello
Affirmative	25,675,331,192.42	96.290
Withheld	989,359,097.66	3.710
TOTAL	26,664,690,290.08	100.000
Cornelia M. Small
Affirmative	25,677,299,164.74	96.297
Withheld	987,391,125.34	3.703
TOTAL	26,664,690,290.08	100.000
	# of Votes	% of Votes
William S. Stavropoulos
Affirmative	25,644,596,204.07	96.174
Withheld	1,020,094,086.01	3.826
TOTAL	26,664,690,290.08	100.000
David M. Thomas
Affirmative	25,683,151,595.87	96.319
Withheld	981,538,694.21	3.681
TOTAL	26,664,690,290.08	100.000
Michael E. Wiley
Affirmative	25,681,657,144.60	96.313
Withheld	983,033,145.48	3.687
TOTAL	26,664,690,290.08	100.000
PROPOSAL 2
To amend the Declaration of Trust of Fidelity Advisor Series I to reduce the required quorum for future shareholder meetings.A
	# of Votes	% of Votes
Affirmative	14,366,154,116.59	53.877
Against	3,894,779,838.51	14.607
Abstain	853,635,309.57	3.201
Broker Non-Votes	7,550,121,025.41	28.315
TOTAL	26,664,690,290.08	100.000

A Denotes trust-wide proposal and voting results.

Annual Report

Board Approval of Investment Advisory Contracts and Management Fees

Fidelity Advisor Floating Rate High Income Fund

Each year, typically in July, the Board of Trustees, including the Independent Trustees (together, the Board), votes on the renewal of the management contract and sub-advisory agreements (together, the Advisory Contracts) for the fund. The Board, assisted by the advice of fund counsel and Independent Trustees' counsel, requests and considers a broad range of information throughout the year.

The Board meets regularly and, acting directly and through its separate committees, requests and receives information concerning, and considers at each of its meetings factors that are relevant to, its annual consideration of the renewal of the fund's Advisory Contracts, including the services and support provided to the fund and its shareholders. At the time of the renewal, the Board had 12 standing committees, each composed of Independent Trustees with varying backgrounds, to which the Board has assigned specific subject matter responsibilities in order to enhance effective decision-making by the Board. Each committee has a written charter outlining the structure and purposes of the committee. The Board also meets as needed to consider matters specifically related to the Board's annual consideration of the renewal of Advisory Contracts.

On June 19, 2008, the Board, voted to continue the fund's Advisory Contracts for one month, through July 31, 2008, in connection with the reorganization of the Fidelity funds under two separate boards. The Board considered that the contractual terms of and fees payable under the fund's Advisory Contracts involve no changes in (i) the investment process or strategies employed in the management of the fund's assets; (ii) the nature or level of services provided under the fund's Advisory Contracts; or (iii) the day-to-day management of the fund or the persons primarily responsible for such management. The Board concluded that the fund's Advisory Contracts are fair and reasonable, and that the fund's Advisory Contracts should be extended, without modification, through July 31, 2008, with the understanding that the Board would consider their renewal in July 2008.

At its July 2008 meeting, the Board of Trustees, including the Independent Trustees, unanimously determined to renew the fund's Advisory Contracts. In reaching its determination, the Board considered all factors it believed relevant, including (i) the nature, extent, and quality of the services to be provided to the fund and its shareholders (including the investment performance of the fund); (ii) the competitiveness of the fund's management fee and total expenses; (iii) the total costs of the services to be provided by and the profits to be realized by Fidelity from its relationship with the fund; (iv) the extent to which economies of scale would be realized as the fund grows; and (v) whether fee levels reflect these economies of scale, if any, for the benefit of fund shareholders. The Board also approved agreements with foreign sub-advisers Fidelity Management & Research (U.K.) Inc., Fidelity Management & Research (Japan) Inc., and Fidelity Management & Research (Hong Kong) Limited.

Annual Report

In considering whether to renew the Advisory Contracts for the fund, the Board ultimately reached a determination, with the assistance of fund counsel and Independent Trustees' counsel and through the exercise of its business judgment, that the renewal of the Advisory Contracts and the compensation to be received by Fidelity under the management contract is consistent with Fidelity's fiduciary duty under applicable law. The Board's decision to renew the Advisory Contracts was not based on any single factor noted above, but rather was based on a comprehensive consideration of all the information provided to the Board at its meetings throughout the year. The Board, in reaching its determination to renew the Advisory Contracts, is aware that shareholders in the fund have a broad range of investment choices available to them, including a wide choice among mutual funds offered by competitors to Fidelity, and that the fund's shareholders, with the opportunity to review and weigh the disclosure provided by the fund in its prospectus and other public disclosures, have chosen to invest in this fund, managed by Fidelity.

Nature, Extent, and Quality of Services Provided. The Board considered staffing within the investment adviser, FMR, and the sub-advisers (together, the Investment Advisers), including the backgrounds of the fund's investment personnel and the fund's investment objective and discipline. The Independent Trustees also had discussions with senior management of Fidelity's investment operations and investment groups. The Board considered the structure of the portfolio manager compensation program and whether this structure provides appropriate incentives.

Resources Dedicated to Investment Management and Support Services. The Board reviewed the size, education, and experience of the Investment Advisers' investment staff, their use of technology, and the Investment Advisers' approach to recruiting, training, and retaining portfolio managers and other research, advisory, and management personnel. The Board noted that Fidelity's analysts have access to a variety of technological tools that enable them to perform both fundamental and quantitative analysis and to specialize in various disciplines. The Board considered Fidelity's extensive global research capabilities that enable the Investment Advisers to aggregate data from various sources in an effort to produce positive investment results. The Board also considered that Fidelity's portfolio managers and analysts have access to daily portfolio attribution that allows for monitoring of a fund's portfolio, as well as an electronic communication system that provides immediate real-time access to research concerning issuers and credit enhancers.

Shareholder and Administrative Services. The Board considered (i) the nature, extent, quality, and cost of advisory, administrative, distribution, and shareholder services performed by the Investment Advisers and their affiliates under the Advisory Contracts and under separate agreements covering transfer agency, pricing and bookkeeping, and securities lending services for the fund; (ii) the nature and extent of the Investment Advisers' supervision of third party service providers, principally custodians and subcustodians; and (iii) the resources devoted to, and the record of compliance with, the fund's compliance policies and procedures. The Board also reviewed the allocation of fund brokerage, including allocations to brokers affiliated with the Investment Advisers, the use of brokerage commissions to pay fund expenses, and the use of "soft" commission dollars to pay for research services. The Board further considered that Fidelity voluntarily pays for market data out of its own resources.

Annual Report

Board Approval of Investment Advisory Contracts and
Management Fees - continued

The Board noted that the growth of fund assets across the complex allows Fidelity to reinvest in the development of services designed to enhance the value or convenience of the Fidelity funds as investment vehicles. These services include 24-hour access to account information and market information through phone representatives and over the Internet, and investor education materials and asset allocation tools.

Investment in a Large Fund Family. The Board considered the benefits to shareholders of investing in a Fidelity fund, including the benefits of investing in a fund that is part of a large family of funds offering a variety of investment disciplines and providing for a large variety of mutual fund investor services. For example, fund shareholders are offered the privilege of exchanging shares of the fund for shares of other Fidelity funds, as set forth in the fund's prospectus, without paying a sales charge. The Board noted that Fidelity has taken a number of actions over the previous year that benefited particular funds, including (i) dedicating additional resources to investment research and to restructure the investment research teams; (ii) contractually agreeing to reduce the management fees on Fidelity's Institutional Money Market Funds and launching Class IV and Institutional Class of certain of these funds; (iii) reducing the transfer agent fees for the Fidelity Select Portfolios and Investor Class of the VIP funds; and (iv) launching Class K of 29 equity funds as a lower-fee class available to certain employer-sponsored retirement plans.

Investment Performance. The Board considered whether the fund has operated within its investment objective, as well as its record of compliance with its investment restrictions. It also reviewed the fund's absolute investment performance for each class, as well as the fund's relative investment performance for each class measured against (i) a proprietary custom index, and (ii) a peer group of mutual funds over multiple periods. The following charts considered by the Board show, over the one-, three-, and five-year periods ended December 31, 2007, the cumulative total returns of Institutional Class (Class I) and Class C, the cumulative total returns of a proprietary custom index ("benchmark"), and a range of cumulative total returns of a peer group of mutual funds identified by Lipper Inc. as having an investment objective similar to that of the fund. The returns of Institutional Class (Class I) and Class C show the performance of the highest and lowest performing classes, respectively (based on three-year performance). The box within each chart shows the 25th percentile return (bottom of box) and the 75th percentile return (top of box) of the peer group. Returns shown above the box are in the first quartile and returns shown below the box are in the fourth quartile. The percentage beaten numbers noted below each chart correspond to the percentile box and represent the percentage of funds in the peer group whose performance was equal to or lower than that of the class indicated. The fund's proprietary custom index is an index developed by FMR that represents the performance of the fund's general investment categories.

Annual Report

Fidelity Advisor Floating Rate High Income Fund

The Board reviewed the fund's relative investment performance against its peer group and stated that the performance of Institutional Class (Class I) of the fund was in the first quartile for the one- and three-year periods and the second quartile for the five-year period. The Board also stated that the investment performance of the fund was lower than its benchmark for the three- and five-year periods, although the one-year cumulative total return of Institutional Class (Class I) of the fund compared favorably to its benchmark. The Board considered that the variations in performance among the fund's classes reflect the variations in class expenses, which result in lower performance for higher expense classes.

Based on its review, and giving particular weight to the nature and quality of the resources dedicated by the Investment Advisers to maintain and improve relative performance, the Board concluded that the nature, extent, and quality of the services provided to the fund will benefit the fund's shareholders, particularly in light of the Board's view that the fund's shareholders benefit from investing in a fund that is part of a large family of funds offering a variety of investment disciplines and services.

Competitiveness of Management Fee and Total Fund Expenses. The Board considered the fund's management fee and total expenses compared to "mapped groups" of competitive funds and classes. Fidelity creates "mapped groups" by combining similar Lipper investment objective categories that have comparable management fee characteristics. Combining Lipper investment objective categories aids the Board's management fee and total expense comparisons by broadening the competitive group used for comparison and by reducing the number of universes to which various Fidelity funds are compared.

Annual Report

Board Approval of Investment Advisory Contracts and
Management Fees - continued

The Board considered two proprietary management fee comparisons for the 12-month periods shown in the chart below. The group of Lipper funds used by the Board for management fee comparisons is referred to below as the "Total Mapped Group" and, for the reasons explained above, is broader than the Lipper peer group used by the Board for performance comparisons. The Total Mapped Group comparison focuses on a fund's standing relative to the total universe of comparable funds available to investors, in terms of gross management fees before expense reimbursements or caps. "TMG %" represents the percentage of funds in the Total Mapped Group that had management fees that were lower than the fund's. For example, a TMG % of 26% means that 74% of the funds in the Total Mapped Group had higher management fees than the fund. The "Asset-Size Peer Group" (ASPG) comparison focuses on a fund's standing relative to non-Fidelity funds similar in size to the fund within the Total Mapped Group. The ASPG represents at least 15% of the funds in the Total Mapped Group with comparable asset size and management fee characteristics, subject to a minimum of 50 funds (or all funds in the Total Mapped Group if fewer than 50). Additional information, such as the ASPG quartile in which the fund's management fee ranked, is also included in the chart and considered by the Board.

Fidelity Advisor Floating Rate High Income Fund

Annual Report

The Board noted that the fund's management fee ranked below the median of its Total Mapped Group and below the median of its ASPG for 2007.

Furthermore, the Board considered that, on January 18, 2007, it had approved an amendment (effective February 1, 2007) to the fund's management contract that lowered the individual fund fee rate from 55 basis points to 45 basis points. The Board considered that the chart reflects the fund's lower management fee in 2007, as if the lower fee were in effect for the entire year.

Based on its review, the Board concluded that the fund's management fee was fair and reasonable in light of the services that the fund receives and the other factors considered.

In its review of each class's total expenses, the Board considered the fund's management fee as well as other fund or class expenses, as applicable, such as transfer agent fees, pricing and bookkeeping fees, fund-paid 12b-1 fees, and custodial, legal, and audit fees. The Board also noted the effects of any waivers and reimbursements on fees and expenses. As part of its review, the Board also considered current and historical total expenses of each class of the fund compared to competitive fund median expenses. Each class of the fund is compared to those funds and classes in the Total Mapped Group (used by the Board for management fee comparisons) that have a similar sales load structure.

The Board noted that the total expenses of each of Class A, Class T, Class B, Institutional Class, and Fidelity Floating Rate High Income (retail class) ranked below its competitive median for 2007, and the total expenses of Class C ranked equal to its competitive median for 2007.

In its review of total expenses, the Board also considered Fidelity fee structures and other information on clients that FMR and its affiliates service in other competitive markets, such as other mutual funds advised or subadvised by FMR or its affiliates, pension plan clients, and other institutional clients.

Based on its review, the Board concluded that the total expenses of each class of the fund were reasonable in light of the services that the fund and its shareholders receive and the other factors considered.

Costs of the Services and Profitability. The Board considered the revenues earned and the expenses incurred by Fidelity in conducting the business of developing, marketing, distributing, managing, administering and servicing the fund and its shareholders. The Board also considered the level of Fidelity's profits in respect of all the Fidelity funds.

On an annual basis, FMR presents to the Board Fidelity's profitability for the fund. Fidelity calculates the profitability for each fund, as well as aggregate profitability for groups of Fidelity funds and all Fidelity funds, using a series of detailed revenue and cost allocation methodologies which originate with the audited books and records of Fidelity. The Audit Committee of the Board reviews any significant changes from the prior year's methodologies.

Annual Report

Board Approval of Investment Advisory Contracts and
Management Fees - continued

PricewaterhouseCoopers LLP (PwC), independent registered public accounting firm and auditor to Fidelity and certain Fidelity funds, has been engaged annually by the Board as part of the Board's assessment of the results of Fidelity's profitability analysis. PwC's engagement includes the review and assessment of Fidelity's methodologies used in determining the revenues and expenses attributable to Fidelity's mutual fund business, and completion of agreed-upon procedures surrounding the mathematical accuracy of fund profitability and its conformity to allocation methodologies. After considering PwC's reports issued under the engagement and information provided by Fidelity, the Board believes that while other allocation methods may also be reasonable, Fidelity's profitability methodologies are reasonable in all material respects.

The Board has also reviewed Fidelity's non-fund businesses and any fall-out benefits related to the mutual fund business as well as cases where Fidelity's affiliates may benefit from or be related to the fund's business.

The Board considered the costs of the services provided by and the profits realized by Fidelity in connection with the operation of the fund and determined that the amount of profit is a fair entrepreneurial profit for the management of the fund.

Economies of Scale. The Board considered whether there have been economies of scale in respect of the management of the Fidelity funds, whether the Fidelity funds (including the fund) have appropriately benefited from any such economies of scale, and whether there is potential for realization of any further economies of scale. The Board considered the extent to which the fund will benefit from economies of scale through increased services to the fund, through waivers or reimbursements, or through fee or expense reductions. The Board also noted that the reduction in the fund's individual fund fee rate by 10 basis points delivers significant economies to fund shareholders.

The Board recognized that the fund's management contract incorporates a "group fee" structure, which provides for lower group fee rates as total fund assets under FMR's management increase, and for higher group fee rates as total fund assets under FMR's management decrease. FMR determines the group fee rates based on a tiered asset "breakpoint" schedule. The Board considered that the group fee is designed to deliver the benefits of economies of scale to fund shareholders when total fund assets increase, even if assets of any particular fund are unchanged or have declined, because some portion of Fidelity's costs are attributable to services provided to all Fidelity funds, and all funds benefit if those costs can be allocated among more assets. The Board concluded that, given the group fee structure, fund shareholders will achieve a certain level of economies of scale as assets under FMR's management increase at the fund complex level, regardless of whether Fidelity achieves any such economies of scale.

Annual Report

The Board further concluded that any potential economies of scale are being shared between fund shareholders and Fidelity in an appropriate manner.

Additional Information Requested by the Board. In order to develop fully the factual basis for consideration of the Fidelity funds' Advisory Contracts, the Board requested and received additional information on certain topics, including (i) fund performance trends and actions to be taken by FMR to improve certain funds' overall performance; (ii) portfolio manager changes that have occurred during the past year; (iii) Fidelity's fund profitability methodology, the profitability of certain fund service providers, and profitability trends for certain funds; (iv) Fidelity's compensation structure for portfolio managers and key personnel, including its effects on fund profitability and the extent to which portfolio manager compensation is linked to fund performance; (v) Fidelity's fee structures and rationale for recommending different fees among categories of funds; and (vi) Fidelity's rationale for recommending which funds should have a performance adjustment component as part of their management fees.

Based on its evaluation of all of the conclusions noted above, and after considering all material factors, the Board ultimately concluded that the advisory fee structures are fair and reasonable, and that the fund's Advisory Contracts should be renewed.

Annual Report

Investment Adviser

Fidelity Management & Research Company
Boston, MA

Investment Sub-Advisers

FMR Co., Inc.

Fidelity Research & Analysis Company

FIL Investment Advisors

Fidelity Investments Japan Limited

FIL Investment Advisors (U.K.) Ltd.

Fidelity Management & Research
(Japan) Inc.

Fidelity Management & Research
(Hong Kong) Limited

Fidelity Management & Research
(U.K.) Inc.

General Distributor

Fidelity Distributors Corporation

Boston, MA

Transfer and Service Agents

Fidelity Investments Institutional Operations Company, Inc.

Boston, MA

Fidelity Service Company, Inc.

Boston, MA

Custodian

The Bank of New York

New York, NY

AFRI-UANN-1208
1.784742.105

Fidelity

Floating Rate High Income

Fund

(A Class of Fidelity® Advisor
Floating Rate High Income Fund)

Annual Report

October 31, 2008

(2_fidelity_logos) (Registered_Trademark)

Contents

Chairman's Message	<Click Here>	Ned Johnson's message to shareholders.
Performance	<Click Here>	How the fund has done over time.
Management's Discussion	<Click Here>	The manager's review of fund performance, strategy and outlook.
Shareholder Expense Example	<Click Here>	An example of shareholder expenses.
Investment Changes	<Click Here>	A summary of major shifts in the fund's investments over the past six months.
Investments	<Click Here>	A complete list of the fund's investments with their market values.
Financial Statements	<Click Here>	Statements of assets and liabilities, operations, and changes in net assets, as well as financial highlights.
Notes	<Click Here>	Notes to financial statements.
Report of Independent Registered Public Accounting Firm	<Click Here>
Trustees and Officers	<Click Here>
Distributions	<Click Here>
Proxy Voting Results	<Click Here>
Board Approval of Investment Advisory Contracts and Management Fees	<Click Here>

To view a fund's proxy voting guidelines and proxy voting record for the 12-month period ended June 30, visit http://www.fidelity.com (search for "proxy voting guidelines") or visit the Securities and Exchange Commission's (SEC) web site at http://www.sec.gov. You may also call 1-800-544-8544 to request a free copy of the proxy voting guidelines.

Standard & Poor's, S&P and S&P 500 are registered service marks of The McGraw-Hill Companies, Inc. and have been licensed for use by Fidelity Distributors Corporation.

Other third party marks appearing herein are the property of their respective owners.

All other marks appearing herein are registered or unregistered trademarks or service marks of FMR LLC or an affiliated company.

Annual Report

This report and the financial statements contained herein are submitted for the general information of the shareholders of the fund. This report is not authorized for distribution to prospective investors in the fund unless preceded or accompanied by an effective prospectus.

A fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. Forms N-Q are available on the SEC's web site at http://www.sec.gov. A fund's Forms N-Q may be reviewed and copied at the SEC's Public Reference Room in Washington, DC. Information regarding the operation of the SEC's Public Reference Room may be obtained by calling 1-800-SEC-0330. For a complete list of a fund's portfolio holdings, view the most recent holdings listing, semiannual report, or annual report on Fidelity's web site at http://www.fidelity.com or http://www.advisor.fidelity.com, as applicable.

NOT FDIC INSURED · MAY LOSE VALUE · NO BANK GUARANTEE

Neither the fund nor Fidelity Distributors Corporation is a bank.

Annual Report

Chairman's Message

(photo_of_Edward_C_Johnson_3d)

Dear Shareholder:

Turmoil has been the watchword for the world's securities markets in 2008, with domestic and international stocks down sharply amid the global credit squeeze. A flight to quality boosted returns for U.S. Treasuries, one of the few asset classes with positive results heading into the latter stages of the year. Financial markets are always unpredictable, but there are a number of time-tested principles that can put the historical odds in your favor.

One of the basic tenets is to invest for the long term. Over time, riding out the markets' inevitable ups and downs has proven much more effective than selling into panic or chasing the hottest trend. Even missing only a few of the markets' best days can significantly diminish investor returns. Patience also affords the benefits of compounding - of earning interest on additional income or reinvested dividends and capital gains. There are tax advantages and cost benefits to consider as well. The more you sell, the more taxes you pay, and the more you trade, the higher the costs. While staying the course doesn't eliminate risk, it can considerably lessen the effect of short-term declines.

You can further manage your investing risk through diversification. And today, more than ever, geographic diversification should be taken into account. Studies indicate that asset allocation is the single most important determinant of a portfolio's long-term success. The right mix of stocks, bonds and cash - aligned to your particular risk tolerance and investment objective - is very important. Age-appropriate rebalancing is also an essential aspect of asset allocation. For younger investors, an emphasis on equities - which historically have been the best-performing asset class over time - is encouraged. As investors near their specific goal, such as retirement or sending a child to college, consideration may be given to replacing volatile assets (e.g. common stocks) with more-stable fixed investments (bonds or savings plans).

A third investment principle - investing regularly - can help lower the average cost of your purchases. Investing a certain amount of money each month or quarter helps ensure you won't pay for all your shares at market highs. This strategy - known as dollar cost averaging - also reduces unconstructive "emotion" from investing, helping shareholders avoid selling weak performers just prior to an upswing, or chasing a hot performer just before a correction.

We invite you to contact us via the Internet, through our Investor Centers or over the phone. It is our privilege to provide you the information you need to make the investments that are right for you.

Sincerely,

/s/Edward C. Johnson 3d

Edward C. Johnson 3d

Annual Report

Performance: The Bottom Line

Average annual total return reflects the change in the value of an investment, assuming reinvestment of the class' dividend income and capital gains (the profits earned upon the sale of securities that have grown in value, if any) and assuming a constant rate of performance each year. The $10,000 table and the fund's returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. During periods of reimbursement by Fidelity, a fund's total return will be greater than it would be had the reimbursement not occurred. How a fund did yesterday is no guarantee of how it will do tomorrow.

Average Annual Total Returns

Periods ended October 31, 2008	Past 1 year	Past 5 years	Life of fund A
Fidelity Floating Rate High Income FundB	-13.49%	0.85%	2.23%

A From August 16, 2000.

B The initial offering of retail shares took place on September 19, 2002. Returns prior to September 19, 2002 are those of the Institutional class of Fidelity Advisor Floating Rate High Income Fund, one of the original classes of the fund.

Annual Report

$10,000 Over Life of Fund*

Let's say hypothetically that $10,000 was invested in Fidelity Floating Rate High Income Fund, a class of the fund, on August 31, 2000. The chart shows how the value of your investment would have changed, and also shows how the Standard & Poor's®
(S&P®)/Loan Syndications and Trading Association Leveraged Performing Loan Index performed over the same period. The initial offering of Fidelity Floating Rate High Income Fund took place on September 19, 2002. See previous page for additional information regarding the performance of Fidelity Floating Rate High Income Fund.

* From August 31, 2000 (first date following the fund's commencement for which the life of fund return for the S&P/LSTA Leveraged Performing Loan Index is available).

Annual Report

Management's Discussion of Fund Performance

Comments from Christine McConnell, Portfolio Manager of Fidelity Floating Rate High Income Fund

The Standard & Poor's® (S&P®)/LSTA Leveraged Performing Loan Index returned -21.08% for the year ending October 31, 2008, comprising 6.46% from income and -27.54% from price degradation. 2008 has broadly been defined by the systemic, sometimes disorderly unwind of an over-levered global financial system and the ripple effect from the generalized contraction in credit. For the loan market, the unwind of levered financial structures, collateralized loan obligations (CLOs) and levered trading positions contributed not only to the destruction of marginal demand for leveraged loans but to the proliferation of marginal supply. This unfavorable technical influence was exacerbated by the need to clear a significant new-issue calendar that had been hung on underwriters' books. As the year progressed, loan prices responded to macroeconomic influences, including spread contagion from the high-grade and asset-backed markets, aggressive rate cuts by the Federal Reserve Board, a volatile stock market and vulnerabilities evident at banks. In September, a crisis in confidence took hold, flows turned negative for all credit-risk products, loan prices dropped and margin calls occurred. The S&P index posted a bid price of just over 70 at the end of the period, representing a yield to a four-year life of almost 14%.

For the year, the fund's Retail Class shares returned -13.49%, solidly outperforming the S&P/LSTA index. The main contributors were a defensive positioning in higher-quality credit, a focus on shorter-duration positions and an overweighting in loans that benefited from scarcity value. The fund was overweighted in higher-quality loans, with names rated BB or higher representing almost 77% of the fund at period end - including cash - versus just under 49% for the index. According to S&P, BBs in the market outperformed, returning -18.54%, compared with -22.82% for Bs. Focusing on the lower tranches of the hierarchy of needs - food, health care, utilities (NRG Energy), telecommunications (Intelsat) and cable TV (Cablevision Systems) - also aided performance, as did underweighting consumer discretionary areas - automotive and lodging/casinos - and advertising-dependent groups, such as publishing, where it helped the fund to underweight Tribune (no longer held). Security selection in oil and gas dampened the fund's relative return. Individual detractors included underweighting telecom company Alltel and utility Calpine and overweighting publisher R.H. Donnelley.

The views expressed above reflect those of the portfolio manager(s) only through the end of the period as stated on the cover of this report and do not necessarily represent the views of Fidelity or any other person in the Fidelity organization. Any such views are subject to change at any time based upon market or other conditions and Fidelity disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Fidelity fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Fidelity fund.

Annual Report

Shareholder Expense Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments or redemption proceeds, redemption fees, and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (May 1, 2008 to October 31, 2008).

Actual Expenses

The first line of the accompanying table for each class of the Fund provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000.00 (for example, an $8,600 account value divided by $1,000.00 = 8.6), then multiply the result by the number in the first line for a class of the Fund under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period. A small balance maintenance fee of $12.00 that is charged once a year may apply for certain accounts with a value of less than $2,000. This fee is not included in the table below. If it was, the estimate of expenses you paid during the period would be higher, and your ending account value lower, by this amount. In addition, the Fund, as a shareholder in the underlying Fidelity Central Funds, will indirectly bear its pro rata share of the fees and expenses incurred by the underlying Fidelity Central Funds. These fees and expenses are not included in the Fund's annualized expense ratio used to calculate the expense estimate in the table below.

Hypothetical Example for Comparison Purposes

The second line of the accompanying table for each class of the Fund provides information about hypothetical account values and hypothetical expenses based on a Class' actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Class' actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. A small balance maintenance fee of $12.00 that is charged once a year may apply for certain accounts with a value of less than $2,000. This fee is not included in the table below. If it was, the estimate of expenses you paid during the period would be higher, and your ending account value lower, by this amount. In addition, the Fund, as a shareholder in the underlying Fidelity Central Funds, will indirectly bear its pro rata share of the fees and expenses incurred by the underlying Fidelity Central Funds. These fees and expenses are not included in the Fund's annualized expense ratio used to calculate the expense estimate in the table below.

Annual Report

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Annualized Expense Ratio	Beginning Account Value May 1, 2008	Ending Account Value October 31, 2008	Expenses Paid During Period* May 1, 2008 to October 31, 2008
Class A	1.06%
Actual		$ 1,000.00	$ 865.50	$ 4.97
HypotheticalA		$ 1,000.00	$ 1,019.81	$ 5.38
Class T	1.03%
Actual		$ 1,000.00	$ 866.50	$ 4.83
HypotheticalA		$ 1,000.00	$ 1,019.96	$ 5.23
Class B	1.55%
Actual		$ 1,000.00	$ 863.20	$ 7.26
HypotheticalA		$ 1,000.00	$ 1,017.34	$ 7.86
Class C	1.79%
Actual		$ 1,000.00	$ 862.30	$ 8.38
Hypothetical A		$ 1,000.00	$ 1,016.14	$ 9.07
Fidelity Floating Rate High Income Fund	.73%
Actual		$ 1,000.00	$ 867.80	$ 3.43
HypotheticalA		$ 1,000.00	$ 1,021.47	$ 3.71
Institutional Class	.77%
Actual		$ 1,000.00	$ 867.50	$ 3.61
HypotheticalA		$ 1,000.00	$ 1,021.27	$ 3.91

A 5% return per year before expenses

* Expenses are equal to each Class' annualized expense ratio, multiplied by the average account value over the period, multiplied by 184/366 (to reflect the one-half year period).

Annual Report

Investment Changes (Unaudited)

Top Five Holdings as of October 31, 2008
(by issuer, excluding cash equivalents)	% of fund's net assets	% of fund's net assets 6 months ago
HCA, Inc.	3.9	3.4
CSC Holdings, Inc.	3.1	3.1
Community Health Systems, Inc.	2.9	2.4
NRG Energy, Inc.	2.9	2.3
Charter Communications Operating LLC	2.7	2.5
	15.5
Top Five Market Sectors as of October 31, 2008
	% of fund's net assets	% of fund's net assets 6 months ago
Healthcare	13.6	12.6
Cable TV	9.7	9.2
Electric Utilities	9.3	8.1
Telecommunications	8.4	7.9
Chemicals	5.6	4.7
Quality Diversification (% of fund's net assets)
As of October 31, 2008	As of April 30, 2008
BBB 7.2%	BBB 5.1%
BB 59.8%	BB 62.2%
B 18.3%	B 17.6%
CCC,CC,C 0.8%	CCC,CC,C 0.9%
Not Rated 3.8%	Not Rated 4.0%
Equities 0.0%	Equities 0.0%
Short-Term Investments and Net Other Assets 10.1%	Short-Term Investments and Net Other Assets 10.2%

We have used ratings from Moody's® Investors Services, Inc. Where Moody's ratings are not available, we have used S&P ratings.
Asset Allocation (% of fund's net assets)
As of October 31, 2008*		As of April 30, 2008**
	Floating Rate Loans 87.1%		Floating Rate Loans 86.5%
	Nonconvertible Bonds 2.8%		Nonconvertible Bonds 3.3%
	Common Stock 0.0%		Common Stock 0.0%
	Short-Term Investments and Net Other Assets 10.1%		Short-Term Investments and Net Other Assets 10.2%
* Foreign investments	2.9%	** Foreign investments	4.2%

Annual Report

Fidelity Floating Rate High Income Fund

Investments October 31, 2008

Showing Percentage of Net Assets

Floating Rate Loans - 87.1%
	Principal Amount (000s)	Value (000s)
Aerospace - 1.8%
BE Aerospace, Inc. Tranche B, term loan 6.0714% 7/28/14 (d)(e)	$ 3,990	$ 3,671
Hexcel Corp. term loan 5.6649% 4/1/12 (d)(e)	1,995	1,855
Mid-Western Aircraft Systems, Inc. Tranche B, term loan 6.5% 9/30/13 (d)(e)	14,730	12,373
TransDigm, Inc. term loan 5.21% 6/23/13 (d)(e)	17,340	13,352
Wesco Aircraft Hardware Corp. Tranche 1LN, term loan 5.37% 9/29/13 (d)(e)	5,576	4,349
		35,600
Automotive - 2.4%
Ford Motor Co. term loan 7.59% 12/15/13 (d)(e)	14,972	8,010
Lear Corp. term loan 5.7477% 4/25/12 (d)(e)	1,000	640
Navistar International Corp.:
term loan 6.4213% 1/19/12 (d)(e)	11,000	7,480
Credit-Linked Deposit 6.7225% 1/19/12 (d)(e)	4,000	2,720
Oshkosh Co. Tranche B, term loan 4.5033% 12/6/13 (d)(e)	4,910	3,339
Rexnord Corp. Tranche B, term loan 6.3699% 7/19/13 (d)(e)	1,989	1,551
Tenneco, Inc. Credit-Linked Deposit 5.5025% 3/16/14 (d)(e)	6,000	4,500
The Goodyear Tire & Rubber Co. Tranche 2LN, term loan 4.78% 4/30/14 (d)(e)	25,000	17,500
Visteon Corp. term loan 7.75% 6/13/13 (d)(e)	4,000	1,520
		47,260
Broadcasting - 2.3%
Citadel Broadcasting Corp. Tranche B, term loan 5.0433% 6/12/14 (d)(e)	6,000	3,000
Entravision Communication Corp. term loan 5.38% 3/29/13 (d)(e)	3,661	2,654
FoxCo Acquisition LLC Tranche B, term loan 7.25% 7/14/15 (d)(e)	2,000	1,560
Nexstar Broadcasting, Inc. Tranche B, term loan 5.5119% 10/1/12 (d)(e)	17,582	11,955
Paxson Communications Corp. term loan 8.0688% 1/15/12 (d)(e)	4,000	2,120
Raycom Media, Inc. Tranche B, term loan 3.6875% 6/25/14 (d)(e)	6,430	5,144
Univision Communications, Inc. Tranche 1LN, term loan 5.25% 9/29/14 (d)(e)	35,000	18,900
		45,333
Floating Rate Loans - continued
	Principal Amount (000s)	Value (000s)
Cable TV - 9.5%
Charter Communications Operating LLC:
term loan 8.77% 3/6/14 (d)(e)	$ 3,973	$ 3,297
Tranche B 1LN, term loan 5.3133% 3/6/14 (d)(e)	66,493	49,204
CSC Holdings, Inc. Tranche B, term loan 4.5688% 3/31/13 (d)(e)	70,764	61,564
DIRECTV Holdings LLC:
Tranche B, term loan 4.6175% 4/13/13 (d)(e)	33,545	29,855
Tranche C, term loan 5.3086% 4/13/13 (d)(e)	3,990	3,631
Discovery Communications, Inc. term loan 5.7619% 5/14/14 (d)(e)	22,801	18,925
Insight Midwest Holdings LLC Tranche B, term loan 5.93% 4/6/14 (d)(e)	6,750	5,333
San Juan Cable, Inc. Tranche 1, term loan 4.82% 10/31/12 (d)(e)	4,731	3,075
UPC Broadband Holding BV Tranche N1, term loan 5.47% 12/31/14 (d)(e)	22,008	15,186
		190,070
Capital Goods - 4.7%
Amsted Industries, Inc.:
term loan 6.5601% 4/5/13 (d)(e)	4,714	3,559
Tranche DD, term loan 5.1108% 4/5/13 (d)(e)	3,060	2,310
Ashtead Group PLC term loan 4.5625% 8/31/11 (d)(e)	2,718	2,310
Baldor Electric Co. term loan 5.0591% 1/31/14 (d)(e)	6,020	4,816
Bucyrus International, Inc. Tranche B, term loan 4.5423% 5/4/14 (d)(e)	10,240	8,295
Chart Industries, Inc. Tranche B, term loan 5.25% 10/17/12 (d)(e)	2,806	2,301
Dresser, Inc. Tranche B 1LN, term loan 5.0704% 5/4/14 (d)(e)	23,319	16,556
EnergySolutions, Inc.:
Credit-Linked Deposit 6.01% 6/7/13 (d)(e)	189	132
term loan 5.47% 6/7/13 (d)(e)	4,354	3,048
Flowserve Corp. term loan 5.3068% 8/10/12 (d)(e)	32,342	28,785
Hexcel Corp. Tranche B, term loan 5.252% 3/1/12 (d)(e)	2,390	2,127
Polypore, Inc. Tranche B, term loan 5.39% 7/3/14 (d)(e)	3,950	3,002
Rexnord Corp. Tranche B A0, term loan 5.7619% 7/19/13 (d)(e)	2,923	2,280
Sensus Metering Systems, Inc. Tranche B term loan 4.9185% 12/17/10 (d)(e)	1,585	1,426
Terex Corp. term loan 5.5119% 7/14/13 (d)(e)	13,695	12,052
		92,999
Floating Rate Loans - continued
	Principal Amount (000s)	Value (000s)
Chemicals - 5.6%
Celanese Holding LLC:
Revolving Credit-Linked Deposit 5.4263% 4/2/13 (d)(e)	$ 5,526	$ 4,172
term loan 5.5525% 4/2/14 (d)(e)	37,518	30,202
Georgia Gulf Corp. term loan 9.045% 10/3/13 (d)(e)	6,470	5,144
Hercules, Inc. Tranche B, term loan 4.5% 10/8/10 (d)(e)	5,925	5,569
Huntsman International LLC Tranche B, term loan 4.9688% 4/19/14 (d)(e)	18,527	15,378
INEOS US Finance:
Tranche B, term loan 5.95% 1/31/13 (d)(e)	3,582	2,364
Tranche C, term loan 6.45% 1/31/14 (d)(e)	3,582	2,364
Innophos, Inc. Tranche B, term loan 6.7619% 8/13/10 (d)(e)	2,540	2,159
Lyondell Chemical Co. Tranche B 3LN, term loan 8.0438% 12/20/14 (d)(e)	1,990	1,164
MacDermid, Inc. Tranche B, term loan 5.7619% 4/12/14 (d)(e)	2,276	1,525
Momentive Performance Materials, Inc. Tranche B1, term loan 5.375% 12/4/13 (d)(e)	11,720	9,142
Nalco Co. Tranche B, term loan 5.0859% 11/4/10 (d)(e)	23,152	21,300
Rockwood Specialties Group, Inc. Tranche E, term loan 4.6175% 7/30/12 (d)(e)	11,206	9,021
Solutia, Inc. term loan 9.045% 2/28/14 (d)(e)	2,940	2,433
		111,937
Consumer Products - 0.5%
Jostens IH Corp. Tranche C, term loan 5.1713% 10/4/11 (d)(e)	4,366	3,493
Sealy Mattress Co. Tranche E, term loan 4.6204% 8/25/12 (d)(e)	4,877	4,048
Weight Watchers International, Inc. Tranche B, term loan 5.6875% 1/26/14 (d)(e)	1,905	1,620
		9,161
Containers - 2.9%
Anchor Glass Container Corp. term loan 7.5872% 6/20/14 (d)(e)	4,743	3,937
BWAY Corp. Tranche B, term loan 5.5625% 7/17/13 (d)(e)	2,082	1,666
Crown Holdings, Inc.:
term loan B 6.3375% 11/15/12 (d)(e)	15,190	13,519
Tranche B, term loan 6.3375% 11/15/12 (d)(e)	9,599	8,543
Floating Rate Loans - continued
	Principal Amount (000s)	Value (000s)
Containers - continued
Owens-Brockway Glass Container, Inc. Tranche B, term loan 6.0875% 6/14/13 (d)(e)	$ 27,122	$ 22,240
Solo Cup Co. Tranche B1, term loan 6.6532% 2/27/11 (d)(e)	9,665	8,312
		58,217
Diversified Financial Services - 0.5%
Ameritrade Holding Corp. Tranche B, term loan 4.5% 1/23/13 (d)(e)	6,753	5,673
Nuveen Investments, Inc. term loan 6.3516% 11/13/14 (d)(e)	3,970	2,303
Tempus Public Foundation Generation Holdings LLC:
Credit-Linked Deposit 5.7619% 12/15/13 (d)(e)	158	132
revolver loan 5.7619% 12/15/11 (d)(e)	49	42
Tranche 1LN, term loan 5.7619% 12/15/13 (d)(e)	750	630
		8,780
Diversified Media - 0.4%
Lamar Media Corp. Tranche F, term loan 4.625% 3/31/14 (d)(e)	7,650	6,235
LBI Media, Inc. Tranche B, term loan 4.6175% 3/31/12 (d)(e)	2,243	1,121
Thomson Media, Inc. Tranche B1, term loan 8.77% 11/8/11 (d)(e)	972	622
		7,978
Electric Utilities - 8.5%
AES Corp. term loan 5.0813% 8/10/11 (d)(e)	10,071	8,410
Ashmore Energy International:
Revolving Credit-Linked Deposit 6.7662% 3/30/12 (d)(e)	1,471	927
term loan 6.7619% 3/30/14 (d)(e)	10,213	6,434
Calpine Corp. Tranche D, term loan 6.645% 3/29/14 (d)(e)	12,297	9,653
Covanta Energy Corp.:
term loan 4.6316% 2/9/14 (d)(e)	5,937	4,809
4.0525% 2/9/14 (d)(e)	2,967	2,404
Dynegy Holdings, Inc.:
Revolving Credit-Linked Deposit 4.62% 4/2/13 (d)(e)	15,319	10,264
Tranche B, term loan 4.62% 4/2/13 (d)(e)	2,654	1,977
Dynegy Holdings, Inc. 4.62% 4/2/13 (d)(e)	14,000	10,430
Energy Investors Funds term loan 6.2625% 4/11/14 (d)(e)	2,767	2,020
Floating Rate Loans - continued
	Principal Amount (000s)	Value (000s)
Electric Utilities - continued
MACH Gen LLC:
term loan 4.81% 2/22/14 (d)(e)	$ 1,762	$ 1,603
5.7619% 2/22/13 (d)(e)	186	169
Mirant North America LLC term loan 4.8675% 1/3/13 (d)(e)	17,378	14,250
NRG Energy, Inc.:
term loan 5.2619% 2/1/13 (d)(e)	34,686	30,177
Credit-Linked Deposit 5.2619% 2/1/13 (d)(e)	21,976	19,120
NSG Holdings LLC:
term loan 4.32% 6/15/14 (d)(e)	1,802	1,548
4.32% 6/15/14 (d)(e)	247	212
Reliant Energy, Inc. 5.47% 6/30/14 (d)(e)	10,150	7,511
Texas Competitive Electric Holdings Co. LLC:
Tranche B1, term loan 6.6317% 10/10/14 (d)(e)	10,940	8,615
Tranche B2, term loan 6.6586% 10/10/14 (d)(e)	14,777	11,563
Tranche B3, term loan 6.437% 10/10/14 (d)(e)	20,847	16,417
		168,513
Energy - 2.1%
Alon Refining Krotz Springs, Inc. term loan 10.75% 7/3/14 (d)(e)	4,000	3,460
Alon USA, Inc. term loan 5.3401% 8/4/13 (d)(e)	1,892	1,324
Citgo Petroleum Corp. Tranche B, term loan 3.3913% 11/15/12 (d)(e)	11,614	8,594
Coffeyville Resources LLC:
Credit-Linked Deposit 6.6325% 12/28/10 (d)(e)	486	394
Tranche D, term loan 6.6319% 12/28/13 (d)(e)	1,571	1,272
Compagnie Generale de Geophysique SA term loan 5.1459% 1/12/14 (d)(e)	6,853	5,414
MEG Energy Corp.:
term loan 5.77% 4/3/13 (d)(e)	1,447	1,013
Tranche DD, term loan 5.77% 4/3/13 (d)(e)	1,475	1,032
Nebraska Energy, Inc.:
Tranche B 1LN, term loan 5.75% 11/1/13 (d)(e)	4,375	3,457
Tranche B, Credit-Linked Deposit 6.3125% 11/1/13 (d)(e)	564	446
Petroleum Geo-Services ASA term loan 5.51% 6/29/15 (d)(e)	934	654
Quicksilver Resources, Inc. Tranche 2LN, term loan 7.735% 8/8/13 (d)(e)	1,995	1,496
Floating Rate Loans - continued
	Principal Amount (000s)	Value (000s)
Energy - continued
Targa Resources, Inc./Targa Resources Finance Corp.:
Credit-Linked Deposit 5.7619% 10/31/12 (d)(e)	$ 2,505	$ 1,854
term loan 5.9699% 10/31/12 (d)(e)	4,386	3,246
Western Refining, Inc. term loan 9.25% 5/30/14 (d)(e)	11,329	7,137
		40,793
Entertainment/Film - 0.4%
Cinemark USA, Inc. term loan 4.6414% 10/5/13 (d)(e)	2,746	2,121
MGM Holdings II, Inc.:
term loan 7.0119% 4/8/12 (d)(e)	997	469
Tranche B, term loan 7.0119% 4/8/12 (d)(e)	9,116	4,285
Zuffa LLC term loan 5.8125% 6/19/15 (d)(e)	2,933	1,466
		8,341
Environmental - 1.7%
Allied Waste Industries, Inc.:
Credit-Linked Deposit 5.4263% 3/28/14 (d)(e)	15,184	14,273
term loan 5.4404% 3/28/14 (d)(e)	21,247	19,972
Synagro Technologies, Inc. Tranche 1LN, term loan 4.8124% 3/30/14 (d)(e)	464	348
		34,593
Food and Drug Retail - 0.9%
GNC Corp. term loan 6.143% 9/16/13 (d)(e)	2,920	1,927
Rite Aid Corp. Tranche ABL, term loan 5.0137% 6/4/14 (d)(e)	5,448	4,086
SUPERVALU, Inc. Tranche B, term loan 3.2663% 6/2/12 (d)(e)	14,436	12,126
		18,139
Food/Beverage/Tobacco - 2.8%
Constellation Brands, Inc. Tranche B, term loan 4.5329% 6/5/13 (d)(e)	30,990	26,651
Dean Foods Co. Tranche B, term loan 5.2616% 4/2/14 (d)(e)	16,723	12,208
Del Monte Corp. Tranche B, term loan 4.8367% 2/8/12 (d)(e)	7,821	6,883
Herbalife International, Inc. term loan 5.27% 7/21/13 (d)(e)	1,696	1,357
Michael Foods, Inc. Tranche B, term loan 4.8673% 11/21/10 (d)(e)	1,809	1,574
Reddy Ice Group, Inc. term loan 6.5% 8/12/12 (d)(e)	2,000	1,300
Wm. Wrigley Jr. Co. Tranche B, term loan 7.75% 10/6/14 (d)(e)	5,715	5,372
		55,345
Floating Rate Loans - continued
	Principal Amount (000s)	Value (000s)
Gaming - 2.0%
Ameristar Casinos, Inc. term loan 5.7688% 11/10/12 (d)(e)	$ 4,886	$ 2,687
Choctaw Resort Development Enterprise term loan 5.5119% 11/4/11 (d)(e)	1,585	1,315
Green Valley Ranch Gaming LLC Tranche 1LN, term loan 4.75% 2/16/14 (d)(e)	1,753	912
Harrah's Entertainment, Inc.:
Tranche B2, term loan 6.5361% 1/28/15 (d)(e)	2,985	2,045
Tranche B3, term loan 6.4452% 1/28/15 (d)(e)	997	688
Penn National Gaming, Inc. Tranche B, term loan 5.0088% 10/31/12 (d)(e)	16,059	13,891
Town Sports International LLC term loan 4.75% 2/27/14 (d)(e)	2,933	1,760
Tropicana Entertainment term loan 5.25% 7/3/49 (d)(e)	4,865	3,649
Venetian Macau Ltd. Tranche B, term loan:
6.02% 5/26/12 (d)(e)	3,837	2,398
6.02% 5/26/13 (d)(e)	3,169	1,981
Venetian Macau US Finance, Inc. Tranche B, term loan 6.02% 5/25/13 (d)(e)	5,000	3,125
Wynn Las Vegas LLC/Wynn Las Vegas Capital Corp. term loan B 6.465% 8/15/13 (d)(e)	9,180	6,242
		40,693
Healthcare - 13.5%
AMR HoldCo, Inc./EmCare HoldCo, Inc. term loan 4.8199% 2/7/12 (d)(e)	6,863	6,057
Bausch & Lomb, Inc. term loan:
4.7071% 4/26/15 (d)(e)(f)	2,000	1,600
7.0119% 4/26/15 (d)(e)	7,940	6,352
Community Health Systems, Inc.:
term loan 5.1611% 7/25/14 (d)(e)	67,340	54,545
Tranche DD, term loan 7/25/14 (f)	3,445	2,791
DaVita, Inc. Tranche B1, term loan 4.7664% 10/5/12 (d)(e)	31,257	27,193
Fresenius Medical Care Holdings, Inc.:
Tranche B 1LN, term loan 6.75% 9/26/14 (d)(e)	3,899	3,646
Tranche B 2LN, term loan 6.75% 9/26/14 (d)(e)	2,101	1,964
Tranche B, term loan 4.9967% 3/31/12 (d)(e)	20,935	17,586
HCA, Inc. Tranche B, term loan 6.0119% 11/17/13 (d)(e)	93,111	77,047
Health Management Associates, Inc. Tranche B, term loan 5.5119% 2/28/14 (d)(e)	24	17
HealthSouth Corp. term loan 5.5% 3/10/13 (d)(e)	5,814	4,884
Floating Rate Loans - continued
	Principal Amount (000s)	Value (000s)
Healthcare - continued
Hologic, Inc. Tranche B, term loan 6.25% 3/31/13 (d)(e)	$ 1,201	$ 1,069
IASIS Healthcare Corp.:
Credit-Linked Deposit 5.24% 3/15/14 (d)(e)	417	340
term loan 5.1175% 3/15/14 (d)(e)	4,505	3,671
Tranche DD, term loan 5.1175% 3/15/14 (d)(e)	1,561	1,272
Inverness Medical Innovations, Inc. Tranche 1LN, term loan 5.1876% 6/26/14 (d)(e)	10,929	7,814
LifePoint Hospitals, Inc. Tranche B, term loan 4.435% 4/15/12 (d)(e)	10,298	8,754
National Renal Institutes, Inc. term loan 6.0625% 3/31/13 (d)(e)	3,216	2,090
Psychiatric Solutions, Inc. term loan 4.7964% 7/1/12 (d)(e)	11,202	9,073
PTS Acquisition Corp. term loan 6.0119% 4/10/14 (d)(e)	3,848	2,405
Renal Advantage, Inc. Tranche B, term loan 5.3188% 9/30/12 (d)(e)	4,237	3,093
Skilled Healthcare Group, Inc. Tranche 1, term loan 5.2483% 6/15/12 (d)(e)	3,870	2,709
Sun Healthcare Group, Inc.:
Credit-Linked Deposit 5.7038% 4/19/13 (d)(e)	966	676
Tranche B, term loan 5.1732% 4/19/14 (d)(e)	4,254	2,978
Tranche DD, term loan 5.4023% 4/19/14 (d)(e)	584	409
Team Health, Inc. term loan 4.9214% 11/22/12 (d)(e)	2,153	1,637
U.S. Oncology, Inc. Tranche B, term loan 6.2647% 8/20/11 (d)(e)	4,079	3,100
Vanguard Health Holding Co. I, LLC term loan 5.743% 9/23/11 (d)(e)	2,667	2,267
VCA Antech, Inc. term loan 4.625% 5/16/11 (d)(e)	3,940	3,625
Vicar Operating, Inc. term loan 4.625% 5/16/11 (d)(e)	9,665	8,892
		269,556
Homebuilding/Real Estate - 0.3%
CB Richard Ellis Group, Inc. Tranche B, term loan 5.0525% 12/20/13 (d)(e)	2,911	1,601
General Growth Properties, Inc. Tranche A1, term loan 5.74% 2/24/10 (d)(e)	3,028	954
LandSource Communities Development LLC Tranche 1LN, revolver loan 2.9115% 5/31/09 (d)(e)(f)	3,000	2,910
LandSource Holding Co. LLC term loan 8.5% 5/31/09 (d)(e)	2,708	785
		6,250
Floating Rate Loans - continued
	Principal Amount (000s)	Value (000s)
Leisure - 0.7%
Six Flags, Inc. Tranche B, term loan 5.6876% 4/30/15 (d)(e)	$ 3,970	$ 2,580
Universal City Development Partners Ltd. term loan 6.6812% 6/9/11 (d)(e)	13,741	11,680
		14,260
Metals/Mining - 1.4%
Alpha National Resources LLC/Alpha National Resources Capital Corp. Tranche B, term loan 5.5625% 10/26/12 (d)(e)	13,999	12,599
Compass Minerals Tranche B, term loan 5.2768% 12/22/12 (d)(e)	8,941	7,510
Noranda Aluminium Acquisition Corp. Tranche B, term loan 4.8088% 5/18/14 (d)(e)	3,455	2,522
Novelis Corp. term loan 5.77% 7/6/14 (d)(e)	4,905	3,483
Oxbow Carbon LLC:
Tranche B, term loan 5.7619% 5/8/14 (d)(e)	1,705	1,194
Tranche DD, term loan 5.7619% 5/8/14 (d)(e)	153	107
		27,415
Paper - 4.2%
Boise Paper Holdings LLC Tranche B 1LN, term loan 7.5% 2/22/14 (d)(e)	1,990	1,612
Domtar Corp. Tranche B, term loan 4.375% 3/7/14 (d)(e)	1,910	1,528
Georgia-Pacific Corp.:
term loan 5.3655% 12/29/13 (d)(e)	14,171	11,833
Tranche B1, term loan 4.6523% 12/21/12 (d)(e)	42,797	35,736
Smurfit-Stone Container Enterprises, Inc.:
Credit-Linked Deposit 5.9263% 11/1/10 (d)(e)	8,902	7,033
Tranche B, term loan 4.8965% 11/1/11 (d)(e)	9,038	7,140
Tranche C, term loan 4.8832% 11/1/11 (d)(e)	14,703	11,615
Tranche C1, term loan 5.125% 11/1/11 (d)(e)	3,630	2,868
Verso Paper Holdings LLC Tranche B, term loan 5.5119% 8/1/13 (d)(e)	5,354	4,015
White Birch Paper Co. Tranche 1LN, term loan 6.52% 5/8/14 (d)(e)	1,995	1,097
		84,477
Publishing/Printing - 1.4%
Cenveo Corp.:
term loan 4.9538% 6/21/13 (d)(e)	3,489	2,616
Tranche DD, term loan 4.9538% 6/21/13 (d)(e)	135	101
Dex Media East LLC Tranche B, term loan 5.0356% 10/24/14 (d)(e)	11,000	5,280
Floating Rate Loans - continued
	Principal Amount (000s)	Value (000s)
Publishing/Printing - continued
Idearc, Inc. term loan 5.7421% 11/17/14 (d)(e)	$ 8,555	$ 3,593
R.H. Donnelley Corp. Tranche D2, term loan 6.854% 6/30/11 (d)(e)	15,993	10,236
R.H. Donnelley Corp. Tranche D1, term loan 6.7628% 6/30/11 (d)(e)	7,401	4,736
Thomson Learning, Inc. term loan 5.62% 7/5/14 (d)(e)	5	4
Yell Group PLC Tranche B1, term loan 6.1175% 2/10/13 (d)(e)	3,200	2,032
		28,598
Railroad - 0.8%
Kansas City Southern Railway Co.:
Tranche B, term loan 5.2119% 4/28/13 (d)(e)	16,618	14,125
Tranche C, term loan 5.0588% 4/28/13 (d)(e)	2,963	2,489
		16,614
Restaurants - 0.3%
Burger King Corp. Tranche B1, term loan 5.3125% 6/30/12 (d)(e)	3,018	2,625
Del Taco Tranche B, term loan 9.5% 3/29/13 (d)(e)	2,664	1,332
OSI Restaurant Partners, Inc.:
Credit-Linked Deposit 5.0688% 6/14/13 (d)(e)	174	87
term loan 5.25% 6/14/14 (d)(e)	2,602	1,301
		5,345
Services - 2.2%
ARAMARK Corp.:
Credit-Linked Deposit 5.7869% 1/26/14 (d)(e)	2,031	1,605
term loan 5.6369% 1/26/14 (d)(e)	32,208	24,639
Brand Energy & Infrastructure Services, Inc. Tranche B 1LN, term loan 6.0023% 2/7/14 (d)(e)	2,719	1,931
Bright Horizons Family Solutions, Inc. Tranche B, term loan 7.4999% 5/28/15 (d)(e)	2,703	2,081
Coinmach Service Corp. Tranche B, term loan 5.81% 11/16/14 (d)(e)	3,980	2,985
Iron Mountain, Inc. term loan 4.3125% 4/16/14 (d)(e)	9,875	8,690
RSC Equipment Rental term loan 5.951% 11/30/12 (d)(e)	1,948	1,500
		43,431
Specialty Retailing - 0.3%
Michaels Stores, Inc. term loan 5.3477% 10/31/13 (d)(e)	1,843	1,078
Toys 'R' US, Inc. term loan 6.72% 12/8/09 (d)(e)	7,000	5,040
		6,118
Floating Rate Loans - continued
	Principal Amount (000s)	Value (000s)
Super Retail - 0.6%
Gold Toe Investment Corp. Tranche 1LN, term loan 8.5% 10/30/13 (d)(e)	$ 4,903	$ 3,040
J. Crew Group, Inc. term loan 4.7597% 5/15/13 (d)(e)	3,407	2,827
PETCO Animal Supplies, Inc. term loan 5.735% 10/26/13 (d)(e)	7,766	5,436
The Pep Boys - Manny, Moe & Jack term loan 4.81% 10/27/13 (d)(e)	1,766	1,324
		12,627
Technology - 3.7%
Affiliated Computer Services, Inc.:
term loan 5.2588% 3/20/13 (d)(e)	12,963	10,986
Tranche B2, term loan 5.8097% 3/20/13 (d)(e)	8,788	7,448
Flextronics International Ltd.:
Tranche B-A, term loan 6.1554% 10/1/14 (d)(e)	3,845	2,845
Tranche B-A1, term loan 7.0688% 10/1/14 (d)(e)	1,105	818
Tranche B-B, term loan 6.1325% 10/1/12 (d)(e)	4,950	3,812
Freescale Semiconductor, Inc. term loan 5.47% 12/1/13 (d)(e)	11,504	7,708
Global Tel*Link Corp.:
term loan 6.6175% 2/14/13 (d)(e)	1,456	1,368
7.2619% 2/14/13 (d)(e)	435	409
Itron, Inc. term loan 4.87% 4/18/14 (d)(e)	1,503	1,244
Kronos, Inc.:
Tranche 1LN, term loan 6.0119% 6/11/14 (d)(e)	917	596
Tranche 2LN, term loan 9.5119% 6/11/15 (d)(e)	2,000	1,400
ON Semiconductor Corp. term loan 4.9213% 9/6/13 (d)(e)	3,657	3,109
Open Text Corp. term loan 5.4688% 10/2/13 (d)(e)	3,512	2,880
SunGard Data Systems, Inc.:
term loan 4.5525% 2/28/14 (d)(e)	29,803	22,650
Tranche C, term loan 6.75% 2/28/14 (d)(e)	4,000	3,400
Verifone, Inc. Tranche B, term loan 5.8709% 10/31/13 (d)(e)	4,163	3,497
		74,170
Telecommunications - 8.1%
Alltel Communications, Inc.:
Tranche B1, term loan 5.5% 5/17/15 (d)(e)	3,970	3,732
Tranche B2, term loan 5.3163% 5/16/15 (d)(e)	16,920	15,904
Asurion Corp. Tranche 1LN, term loan 6.06% 7/3/14 (d)(e)	2,000	1,475
Centennial Cellular Operating Co. LLC term loan 5.7513% 2/9/11 (d)(e)	18,835	16,009
Floating Rate Loans - continued
	Principal Amount (000s)	Value (000s)
Telecommunications - continued
Cincinnati Bell, Inc. Tranche B, term loan 5.0267% 8/31/12 (d)(e)	$ 6,760	$ 5,678
Crown Castle International Corp. Tranche B, term loan 5.3763% 3/6/14 (d)(e)	8,845	6,634
Digicel International Finance Ltd. term loan 6.3125% 3/30/12 (d)(e)	5,000	3,650
Intelsat Ltd. Tranche B, term loan 6.65% 7/3/13 (d)(e)	29,074	25,149
Leap Wireless International, Inc. Tranche B, term loan 7.2619% 6/16/13 (d)(e)	7,815	6,603
Level 3 Communications, Inc. term loan 7% 3/13/14 (d)(e)	10,000	7,125
NTELOS, Inc. Tranche B1, term loan 5.37% 8/24/11 (d)(e)	3,710	3,154
PanAmSat Corp.:
Tranche B2 A, term loan 6.65% 1/3/14 (d)(e)	7,817	6,449
Tranche B2 B, term loan 6.65% 1/3/14 (d)(e)	7,814	6,447
Tranche B2 C, term loan 6.65% 1/3/14 (d)(e)	7,814	6,447
Qwest Corp. Tranche B, term loan 6.95% 6/30/10 (d)(e)	27,600	24,840
Time Warner Telecom, Inc. Tranche B, term loan 5.12% 1/7/13 (d)(e)	2,928	2,342
Wind Telecomunicazioni SpA:
Tranche B, term loan 5.885% 5/26/13 (d)(e)	4,000	3,120
Tranche C, term loan 6.635% 5/26/14 (d)(e)	4,000	3,120
Windstream Corp. Tranche B1, term loan 6.05% 7/17/13 (d)(e)	16,329	14,206
		162,084
Textiles & Apparel - 0.6%
Hanesbrands, Inc. Tranche B 1LN, term loan 5.1731% 9/5/13 (d)(e)	10,440	9,083
Levi Strauss & Co. term loan 6.7625% 4/4/14 (d)(e)	3,000	2,010
William Carter Co. term loan 4.7781% 6/29/12 (d)(e)	1,816	1,499
		12,592
TOTAL FLOATING RATE LOANS (Cost $2,187,323)		1,737,289
Nonconvertible Bonds - 2.8%
	Principal Amount (000s)	Value (000s)
Automotive - 0.0%
General Motors Acceptance Corp. 5.0106% 12/1/14 (d)	$ 2,000	$ 910
Cable TV - 0.2%
Cablevision Systems Corp. 8.3338% 4/1/09 (d)	3,000	2,895
DIRECTV Holdings LLC/DIRECTV Financing, Inc. 8.375% 3/15/13	1,963	1,816
		4,711
Capital Goods - 0.1%
Esco Corp. 6.6938% 12/15/13 (c)(d)	2,000	1,400
Electric Utilities - 0.8%
Energy Future Holdings 10.875% 11/1/17 (c)	8,000	6,240
NRG Energy, Inc. 7.375% 2/1/16	9,000	7,785
Reliant Energy, Inc. 6.75% 12/15/14	2,000	1,740
		15,765
Energy - 0.2%
SandRidge Energy, Inc. 7.5075% 4/1/14 (d)	8,000	4,880
Gaming - 0.1%
Harrah's Operating Co., Inc. 5.5% 7/1/10	2,000	1,043
Healthcare - 0.1%
Elan Finance PLC/Elan Finance Corp. 6.8044% 11/15/11 (d)	2,000	1,290
Homebuilding/Real Estate - 0.0%
Rouse Co. 8% 4/30/09	2,000	920
Metals/Mining - 0.9%
FMG Finance Property Ltd. 6.8106% 9/1/11 (c)(d)	8,000	5,680
Freeport-McMoRan Copper & Gold, Inc. 7.0838% 4/1/15 (d)	16,000	11,600
		17,280
Technology - 0.1%
Freescale Semiconductor, Inc. 6.6938% 12/15/14 (d)	2,000	753
NXP BV 7.5025% 10/15/13 (d)	1,550	682
		1,435
Telecommunications - 0.3%
Centennial Communications Corp. 9.6325% 1/1/13 (d)	2,000	1,500
IPCS, Inc. 4.9256% 5/1/13 (d)	3,000	2,340
Nonconvertible Bonds - continued
	Principal Amount (000s)	Value (000s)
Telecommunications - continued
Level 3 Financing, Inc. 6.845% 2/15/15 (d)	$ 3,000	$ 1,290
Qwest Corp. 6.0688% 6/15/13 (d)	2,000	1,460
		6,590
TOTAL NONCONVERTIBLE BONDS (Cost $78,984)		56,224
Common Stocks - 0.0%
	Shares
Electric Utilities - 0.0%
Calpine Corp. (a) (Cost $347)	20,715	242
Money Market Funds - 8.9%

Fidelity Cash Central Fund, 1.81% (b)	178,276,768	$ 178,277
Fidelity Money Market Central Fund, 3.65% (b)	47	0
TOTAL MONEY MARKET FUNDS (Cost $178,277)		178,277
TOTAL INVESTMENT PORTFOLIO - 98.8% (Cost $2,444,931)		1,972,032
NET OTHER ASSETS - 1.2%		23,791
NET ASSETS - 100%		$ 1,995,823
Legend
(a) Non-income producing

(b) Affiliated fund that is available only to investment companies and other accounts managed by Fidelity Investments. The rate quoted is the annualized seven-day yield of the fund at period end. A complete unaudited listing of the fund's holdings as of its most recent quarter end is available upon request.

(c) Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At the end of the period, the value of these securities amounted to $13,320,000 or 0.7% of net assets.

(d) The coupon rate shown on floating or adjustable rate securities represents the rate at period end.

(e) Remaining maturities of floating rate loans may be less than the stated maturities shown as a result of contractual or optional prepayments by the borrower. Such prepayments cannot be predicted with certainty.

(f) Position or a portion of the position represents an unfunded loan commitment. At period end, the total principal amount and market value of unfunded commitments totaled $6,459,000 and $5,578,000, respectively. The coupon rate will be determined at time of settlement.

Affiliated Central Funds
Information regarding fiscal year to date income earned by the Fund from investments in Fidelity Central Funds is as follows:
Fund	Income earned (Amounts in thousands)
Fidelity Cash Central Fund	$ 8,520
Fidelity Money Market Central Fund	9
Total	$ 8,529
Income Tax Information
At October 31, 2008, the fund had a capital loss carryforward of approximately $156,313,000 of which $16,996,000 and $139,317,000 will expire on October 31, 2015 and 2016, respectively.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Statements

Statement of Assets and Liabilities

Amounts in thousands (except per-share amounts)	October 31, 2008
Assets
Investment in securities, at value - See accompanying schedule: Unaffiliated issuers (cost $2,266,654)	$ 1,793,755
Fidelity Central Funds (cost $178,277)	178,277
Total Investments (cost $2,444,931)		$ 1,972,032
Cash		1,789
Receivable for investments sold		27,230
Receivable for fund shares sold		3,740
Interest receivable		13,065
Distributions receivable from Fidelity Central Funds		270
Prepaid expenses		1
Receivable from investment adviser for expense reductions		2
Other receivables		3
Total assets		2,018,132

Liabilities
Payable for investments purchased	$ 14,965
Payable for fund shares redeemed	3,665
Distributions payable	1,991
Accrued management fee	983
Distribution fees payable	268
Other affiliated payables	356
Other payables and accrued expenses	81
Total liabilities		22,309

Net Assets		$ 1,995,823
Net Assets consist of:
Paid in capital		$ 2,621,496
Undistributed net investment income		4,997
Accumulated undistributed net realized gain (loss) on investments		(157,771)
Net unrealized appreciation (depreciation) on investments		(472,899)
Net Assets		$ 1,995,823

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Statements - continued

Statement of Assets and Liabilities - continued

Amounts in thousands (except per-share amounts)	October 31, 2008
Calculation of Maximum Offering Price Class A: Net Asset Value and redemption price per share ($191,809 ÷ 23,961.2 shares)	$ 8.00

Maximum offering price per share (100/97.25 of $8.00)	$ 8.23
Class T: Net Asset Value and redemption price per share ($133,667 ÷ 16,718.4 shares)	$ 8.00

Maximum offering price per share (100/97.25 of $8.00)	$ 8.23
Class B: Net Asset Value and offering price per share ($41,838 ÷ 5,233.3 shares)A	$ 7.99

Class C: Net Asset Value and offering price per share ($198,592 ÷ 24,813.5 shares)A	$ 8.00

Fidelity Floating Rate High Income Fund: Net Asset Value, offering price and redemption price per share ($1,291,582 ÷ 161,531.4 shares)	$ 8.00

Institutional Class: Net Asset Value, offering price and redemption price per share ($138,335 ÷ 17,311.6 shares)	$ 7.99

A Redemption price per share is equal to net asset value less any applicable contingent deferred sales charge.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Statement of Operations

Amounts in thousands	Year ended October 31, 2008
Investment Income
Interest		166,927
Income from Fidelity Central Funds		8,529
Total income		175,456

Expenses
Management fee	$ 16,016
Transfer agent fees	3,597
Distribution fees	4,287
Accounting fees and expenses	1,063
Custodian fees and expenses	57
Independent trustees' compensation	13
Registration fees	177
Audit	142
Legal	22
Miscellaneous	211
Total expenses before reductions	25,585
Expense reductions	(87)	25,498
Net investment income		149,958
Realized and Unrealized Gain (Loss) Net realized gain (loss) on:
Investment securities:
Unaffiliated issuers		(139,997)
Change in net unrealized appreciation (depreciation) on investment securities		(392,847)
Net gain (loss)		(532,844)
Net increase (decrease) in net assets resulting from operations		$ (382,886)

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Statements - continued

Statement of Changes in Net Assets

Amounts in thousands	Year ended October 31, 2008	Year ended October 31, 2007
Increase (Decrease) in Net Assets
Operations
Net investment income	$ 149,958	$ 293,833
Net realized gain (loss)	(139,997)	(20,062)
Change in net unrealized appreciation (depreciation)	(392,847)	(93,038)
Net increase (decrease) in net assets resulting from operations	(382,886)	180,733
Distributions to shareholders from net investment income	(143,999)	(295,734)
Distributions to shareholders from net realized gain	-	(932)
Total distributions	(143,999)	(296,666)
Share transactions - net increase (decrease)	(1,374,702)	(601,645)
Redemption fees	388	917
Total increase (decrease) in net assets	(1,901,199)	(716,661)

Net Assets
Beginning of period	3,897,022	4,613,683
End of period (including undistributed net investment income of $4,997 and distributions in excess of net investment income of $1,059, respectively)	$ 1,995,823	$ 3,897,022

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Class A

Years ended October 31,

2008

2007

2006

2005

2004

Selected Per-Share Data
Net asset value, beginning of period	$ 9.75	$ 9.95	$ 9.96	$ 9.97	$ 9.88
Income from Investment Operations
Net investment income C	.476	.621	.571	.404	.285
Net realized and unrealized gain (loss)	(1.779)	(.196)	(.022)	(.008)	.098
Total from investment operations	(1.303)	.425	.549	.396	.383
Distributions from net investment income	(.448)	(.625)	(.560)	(.397)	(.295)
Distributions from net realized gain	-	(.002)	-	(.010)	-
Total distributions	(.448)	(.627)	(.560)	(.407)	(.295)
Redemption fees added to paid in capital C	.001	.002	.001	.001	.002
Net asset value, end of period	$ 8.00	$ 9.75	$ 9.95	$ 9.96	$ 9.97
Total Return A, B	(13.87)%	4.40%	5.66%	4.05%	3.96%
Ratios to Average Net Assets D, F
Expenses before reductions	1.06%	1.02%	1.05%	1.06%	1.08%
Expenses net of fee waivers, if any	1.06%	1.02%	1.05%	1.06%	1.08%
Expenses net of all reductions	1.06%	1.02%	1.05%	1.06%	1.08%
Net investment income	5.13%	6.28%	5.73%	4.05%	2.90%
Supplemental Data
Net assets, end of period (in millions)	$ 192	$ 257	$ 285	$ 312	$ 299
Portfolio turnover rate E	16%	69%	61%	66%	61%

A Total returns would have been lower had certain expenses not been reduced during the periods shown.

B Total returns do not include the effect of the sales charges.

C Calculated based on average shares outstanding during the period.

D Fees and expenses of the underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

E Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

F Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Class T

Years ended October 31,

2008

2007

2006

2005

2004

Selected Per-Share Data
Net asset value, beginning of period	$ 9.73	$ 9.94	$ 9.95	$ 9.96	$ 9.87
Income from Investment Operations
Net investment income C	.481	.621	.564	.396	.276
Net realized and unrealized gain (loss)	(1.762)	(.206)	(.022)	(.007)	.098
Total from investment operations	(1.281)	.415	.542	.389	.374
Distributions from net investment income	(.450)	(.625)	(.553)	(.390)	(.286)
Distributions from net realized gain	-	(.002)	-	(.010)	-
Total distributions	(.450)	(.627)	(.553)	(.400)	(.286)
Redemption fees added to paid in capitalC	.001	.002	.001	.001	.002
Net asset value, end of period	$ 8.00	$ 9.73	$ 9.94	$ 9.95	$ 9.96
Total Return A, B	(13.66)%	4.30%	5.60%	3.98%	3.87%
Ratios to Average Net Assets D, F
Expenses before reductions	1.03%	1.03%	1.11%	1.13%	1.17%
Expenses net of fee waivers, if any	1.03%	1.03%	1.11%	1.13%	1.17%
Expenses net of all reductions	1.03%	1.02%	1.11%	1.13%	1.17%
Net investment income	5.16%	6.28%	5.67%	3.98%	2.81%
Supplemental Data
Net assets, end of period (in millions)	$ 134	$ 309	$ 472	$ 511	$ 389
Portfolio turnover rate E	16%	69%	61%	66%	61%

A Total returns would have been lower had certain expenses not been reduced during the periods shown.

B Total returns do not include the effect of the sales charges.

C Calculated based on average shares outstanding during the period.

D Fees and expenses of the underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

E Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

F Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Class B

Years ended October 31,

2008

2007

2006

2005

2004

Selected Per-Share Data
Net asset value, beginning of period	$ 9.73	$ 9.94	$ 9.95	$ 9.96	$ 9.87
Income from Investment Operations
Net investment income C	.432	.569	.513	.346	.231
Net realized and unrealized gain (loss)	(1.771)	(.206)	(.022)	(.008)	.096
Total from investment operations	(1.339)	.363	.491	.338	.327
Distributions from net investment income	(.402)	(.573)	(.502)	(.339)	(.239)
Distributions from net realized gain	-	(.002)	-	(.010)	-
Total distributions	(.402)	(.575)	(.502)	(.349)	(.239)
Redemption fees added to paid in capitalC	.001	.002	.001	.001	.002
Net asset value, end of period	$ 7.99	$ 9.73	$ 9.94	$ 9.95	$ 9.96
Total Return A, B	(14.21)%	3.76%	5.06%	3.46%	3.38%
Ratios to Average Net Assets D, F
Expenses before reductions	1.56%	1.55%	1.63%	1.64%	1.65%
Expenses net of fee waivers, if any	1.55%	1.55%	1.63%	1.64%	1.65%
Expenses net of all reductions	1.55%	1.55%	1.62%	1.64%	1.65%
Net investment income	4.64%	5.75%	5.16%	3.47%	2.33%
Supplemental Data
Net assets, end of period (in millions)	$ 42	$ 100	$ 143	$ 173	$ 184
Portfolio turnover rate E	16%	69%	61%	66%	61%

A Total returns would have been lower had certain expenses not been reduced during the periods shown.

B Total returns do not include the effect of the contingent deferred sales charge.

C Calculated based on average shares outstanding during the period.

D Fees and expenses of the underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

E Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

F Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Class C

Years ended October 31,

2008

2007

2006

2005

2004

Selected Per-Share Data
Net asset value, beginning of period	$ 9.74	$ 9.95	$ 9.96	$ 9.97	$ 9.87
Income from Investment Operations
Net investment income C	.408	.553	.508	.341	.224
Net realized and unrealized gain (loss)	(1.770)	(.207)	(.022)	(.008)	.107
Total from investment operations	(1.362)	.346	.486	.333	.331
Distributions from net investment income	(.379)	(.556)	(.497)	(.334)	(.233)
Distributions from net realized gain	-	(.002)	-	(.010)	-
Total distributions	(.379)	(.558)	(.497)	(.344)	(.233)
Redemption fees added to paid in capitalC	.001	.002	.001	.001	.002
Net asset value, end of period	$ 8.00	$ 9.74	$ 9.95	$ 9.96	$ 9.97
Total Return A, B	(14.41)%	3.58%	5.00%	3.40%	3.41%
Ratios to Average Net Assets D, F
Expenses before reductions	1.80%	1.71%	1.68%	1.69%	1.71%
Expenses net of fee waivers, if any	1.80%	1.71%	1.68%	1.69%	1.71%
Expenses net of all reductions	1.80%	1.71%	1.68%	1.69%	1.71%
Net investment income	4.39%	5.59%	5.10%	3.42%	2.27%
Supplemental Data
Net assets, end of period (in millions)	$ 199	$ 345	$ 450	$ 539	$ 524
Portfolio turnover rate E	16%	69%	61%	66%	61%

A Total returns would have been lower had certain expenses not been reduced during the periods shown.

B Total returns do not include the effect of the contingent deferred sales charge.

C Calculated based on average shares outstanding during the period.

D Fees and expenses of the underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

E Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

F Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Fidelity Floating Rate High Income Fund

Years ended October 31,

2008

2007

2006

2005

2004

Selected Per-Share Data
Net asset value, beginning of period	$ 9.74	$ 9.94	$ 9.95	$ 9.96	$ 9.87
Income from Investment Operations
Net investment income B	.508	.650	.593	.427	.309
Net realized and unrealized gain (loss)	(1.771)	(.196)	(.021)	(.008)	.099
Total from investment operations	(1.263)	.454	.572	.419	.408
Distributions from net investment income	(.478)	(.654)	(.583)	(.420)	(.320)
Distributions from net realized gain	-	(.002)	-	(.010)	-
Total distributions	(.478)	(.656)	(.583)	(.430)	(.320)
Redemption fees added to paid in capitalB	.001	.002	.001	.001	.002
Net asset value, end of period	$ 8.00	$ 9.74	$ 9.94	$ 9.95	$ 9.96
Total Return A	(13.49)%	4.72%	5.92%	4.30%	4.22%
Ratios to Average Net Assets C, E
Expenses before reductions	.73%	.73%	.81%	.82%	.84%
Expenses net of fee waivers, if any	.73%	.73%	.81%	.82%	.84%
Expenses net of all reductions	.73%	.72%	.81%	.82%	.84%
Net investment income	5.46%	6.58%	5.97%	4.29%	3.14%
Supplemental Data
Net assets, end of period (in millions)	$ 1,292	$ 2,679	$ 2,989	$ 2,471	$ 1,982
Portfolio turnover rate D	16%	69%	61%	66%	61%

A Total returns would have been lower had certain expenses not been reduced during the periods shown.

B Calculated based on average shares outstanding during the period.

C Fees and expenses of the underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

D Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

E Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Institutional Class

Years ended October 31,

2008

2007

2006

2005

2004

Selected Per-Share Data
Net asset value, beginning of period	$ 9.73	$ 9.94	$ 9.95	$ 9.96	$ 9.86
Income from Investment Operations
Net investment income B	.503	.647	.591	.424	.304
Net realized and unrealized gain (loss)	(1.769)	(.206)	(.021)	(.007)	.110
Total from investment operations	(1.266)	.441	.570	.417	.414
Distributions from net investment income	(.475)	(.651)	(.581)	(.418)	(.316)
Distributions from net realized gain	-	(.002)	-	(.010)	-
Total distributions	(.475)	(.653)	(.581)	(.428)	(.316)
Redemption fees added to paid in capitalB	.001	.002	.001	.001	.002
Net asset value, end of period	$ 7.99	$ 9.73	$ 9.94	$ 9.95	$ 9.96
Total Return A	(13.54)%	4.58%	5.89%	4.27%	4.29%
Ratios to Average Net Assets C, E
Expenses before reductions	.77%	.76%	.84%	.85%	.87%
Expenses net of fee waivers, if any	.77%	.76%	.84%	.85%	.87%
Expenses net of all reductions	.76%	.76%	.83%	.85%	.87%
Net investment income	5.43%	6.55%	5.95%	4.26%	3.11%
Supplemental Data
Net assets, end of period (in millions)	$ 138	$ 207	$ 275	$ 285	$ 182
Portfolio turnover rateD	16%	69%	61%	66%	61%

A Total returns would have been lower had certain expenses not been reduced during the periods shown.

B Calculated based on average shares outstanding during the period.

C Fees and expenses of the underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

D Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

E Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Notes to Financial Statements

For the period ended October 31, 2008

(Amounts in thousands except ratios)

1. Organization.

Fidelity Advisor Floating Rate High Income Fund (the Fund) is a fund of Fidelity Advisor Series I (the trust) and is authorized to issue an unlimited number of shares. The trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Massachusetts business trust. The Fund offers Class A, Class T, Class B, Class C, Fidelity Floating Rate High Income Fund, and Institutional Class shares, each of which has equal rights as to assets and voting privileges. Each class has exclusive voting rights with respect to matters that affect that class. Class B shares will automatically convert to Class A shares after a holding period of seven years from the initial date of purchase. Investment income, realized and unrealized capital gains and losses, the common expenses of the Fund, and certain fund-level expense reductions, if any, are allocated on a pro rata basis to each class based on the relative net assets of each class to the total net assets of the Fund. Each class differs with respect to transfer agent and distribution and service plan fees incurred. Certain expense reductions also differ by class.

2. Investments in Fidelity Central Funds.

The Fund may invest in Fidelity Central Funds, which are open-end investment companies available only to other investment companies and accounts managed by Fidelity Management & Research Company (FMR) and its affiliates. The Fund's Schedule of Investments lists each of the Fidelity Central Funds held as of period end, if any, as an investment of the Fund, but does not include the underlying holdings of each Fidelity Central Fund. As an Investing Fund, the Fund indirectly bears its proportionate share of the expenses of the underlying Fidelity Central Funds.

The Money Market Central Funds seek preservation of capital and current income and are managed by Fidelity Investments Money Management, Inc. (FIMM), an affiliate of FMR.

A complete unaudited list of holdings for each Fidelity Central Fund is available upon request or at the SEC's web site at www.sec.gov. In addition, the financial statements of the Fidelity Central Funds, which are not covered by the Fund's Report of Independent Registered Public Accounting Firm, are available on the SEC's web site or upon request.

Annual Report

3. Significant Accounting Policies.

The financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America, which require management to make certain estimates and assumptions at the date of the financial statements. Actual results could differ from those estimates. The following summarizes the significant accounting policies of the Fund:

Security Valuation. Investments are valued as of 4:00 p.m. Eastern time on the last calendar day of the period. Wherever possible, the Fund uses independent pricing services approved by the Board of Trustees to value its investments.

Debt securities, including restricted securities, are valued by independent pricing services or by dealers who make markets in such securities. Pricing services consider yield or price of bonds of comparable quality, coupon, maturity and type as well as dealer supplied prices. Equity securities, including restricted securities, for which market quotations are readily available, are valued at the last reported sale price or official closing price as reported by an independent pricing service on the primary market or exchange on which they are traded. In the event there were no sales during the day or closing prices are not available, securities are valued at the last quoted bid price. Investments in open-end mutual funds, including the Fidelity Central Funds, are valued at their closing net asset value each business day. Short-term securities with remaining maturities of sixty days or less for which quotations are not readily available are valued at amortized cost, which approximates value. Actual prices received at disposition may differ.

When current market prices or quotations are not readily available or reliable, valuations may be determined in good faith in accordance with procedures adopted by the Board of Trustees. Factors used in determining value may include significant market or security specific events, changes in interest rates and credit quality, and developments in foreign markets which are monitored by evaluating the performance of ADRs, futures contracts and exchange-traded funds. The frequency with which these procedures are used cannot be predicted and may be utilized to a significant extent. The value of securities used for net asset value (NAV) calculation under these procedures may differ from published prices for the same securities.

Investment Transactions and Income. For financial reporting purposes, the Fund's investment holdings and NAV include trades executed through the end of the last business day of the period. The NAV per share for processing shareholder transactions is calculated as of the close of business of the New York Stock Exchange (NYSE), normally 4:00 p.m. Eastern time and includes trades executed through the end of the prior business day. Gains and losses on securities sold are determined on the basis of identified

Annual Report

Notes to Financial Statements - continued

(Amounts in thousands except ratios)

3. Significant Accounting Policies - continued

Investment Transactions and Income - continued

cost. Interest income and distributions from the Fidelity Central Funds are accrued as earned. Interest income includes coupon interest and amortization of premium and accretion of discount on debt securities. The Fund earns certain fees in connection with its floating rate loan purchasing activities. These fees are in addition to interest payments earned and may include amendment fees, consent fees and prepayment fees. These fees are recorded as Income in the accompanying financial statements.

Expenses. Most expenses of the trust can be directly attributed to a fund. Expenses which cannot be directly attributed are apportioned among each Fund in the trust. Expense estimates are accrued in the period to which they relate and adjustments are made when actual amounts are known.

Income Tax Information and Distributions to Shareholders. Each year, the Fund intends to qualify as a regulated investment company by distributing substantially all of its taxable income and realized gains under Subchapter M of the Internal Revenue Code and filing its U.S. federal tax return. As a result, no provision for income taxes is required. The Fund is subject to the provisions of FASB Interpretation No. 48, Accounting for Uncertainties in Income Taxes (FIN 48). FIN 48 sets forth a minimum threshold for financial statement recognition of the benefit of a tax position taken or expected to be taken in a tax return. The implementation of FIN 48 did not result in any unrecognized tax benefits in the accompanying financial statements. Each of the Fund's federal tax returns for the prior three fiscal years remains subject to examination by the Internal Revenue Service (IRS).

Dividends are declared daily and paid monthly from net investment income. Distributions from realized gains, if any, are recorded on the ex-dividend date. Income dividends and capital gain distributions are declared separately for each class. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from generally accepted accounting principles.

Capital accounts within the financial statements are adjusted for permanent book-tax differences. These adjustments have no impact on net assets or the results of operations. Temporary book-tax differences will reverse in a subsequent period.

Book-tax differences are primarily due to market discount, capital loss carryforwards, and losses deferred due to wash sales.

Annual Report

3. Significant Accounting Policies - continued

Income Tax Information and Distributions to Shareholders - continued

The tax-basis components of distributable earnings and the federal tax cost as of period end were as follows:

Unrealized appreciation	$ 134
Unrealized depreciation	(473,790)
Net unrealized appreciation (depreciation)	(473,656)
Undistributed ordinary income	4,296
Capital loss carryforward	(156,313)

Cost for federal income tax purposes	$ 2,445,688

The tax character of distributions paid was as follows:

	October 31, 2008	October 31, 2007
Ordinary Income	$ 143,999	$ 295,734
Long-term Capital Gains	-	932
Total	$ 143,999	$ 296,666

Short-Term Trading (Redemption) Fees. Shares held in the Fund less than 60 days are subject to a redemption fee equal to 1.00% of the proceeds of the redeemed shares. All redemption fees, including any estimated redemption fees paid by FMR, are retained by the Fund and accounted for as an addition to paid in capital.

New Accounting Pronouncement. In September 2006, Statement of Financial Accounting Standards No. 157, Fair Value Measurements (SFAS 157), was issued and is effective for fiscal years beginning after November 15, 2007. SFAS 157 defines fair value, establishes a framework for measuring fair value and results in expanded disclosures about fair value measurements.

4. Operating Policies.

Repurchase Agreements. FMR has received an Exemptive Order from the Securities and Exchange Commission (the SEC) which permits the Fund and other affiliated entities of FMR to transfer uninvested cash balances into joint trading accounts which are then invested in repurchase agreements. The Fund may also invest directly with institutions in repurchase agreements. Repurchase agreements are collateralized by government or non-government securities. Upon settlement date, collateral is held in segregated accounts with custodian banks and may be obtained in the event of a default of the counterparty. The Fund monitors, on a daily basis, the value of the collateral to ensure it is at least equal to the principal amount of the repurchase agreement (including accrued interest). In the event of a default by the counterparty, realization of the collateral proceeds could be delayed, during which time the value of the collateral may decline.

Annual Report

Notes to Financial Statements - continued

(Amounts in thousands except ratios)

4. Operating Policies - continued

Restricted Securities. The Fund may invest in securities that are subject to legal or contractual restrictions on resale. These securities generally may be resold in transactions exempt from registration or to the public if the securities are registered. Disposal of these securities may involve time-consuming negotiations and expense, and prompt sale at an acceptable price may be difficult. Information regarding restricted securities is included at the end of the Fund's Schedule of Investments.

Loans and Other Direct Debt Instruments. The Fund may invest in loans and loan participations, trade claims or other receivables. These investments may include standby financing commitments, including revolving credit facilities, that obligate the Fund to supply additional cash to the borrower on demand. Loan participations involve a risk of insolvency of the lending bank or other financial intermediary. The Fund may be contractually obligated to receive approval from the agent bank and/or borrower prior to the sale of these investments.

5. Purchases and Sales of Investments.

Purchases and sales of securities (including principal repayments of floating rate loans), other than short-term securities, aggregated $400,722 and $1,552,707, respectively.

6. Fees and Other Transactions with Affiliates.

Management Fee. FMR and its affiliates provide the Fund with investment management related services for which the Fund pays a monthly management fee. The management fee is the sum of an individual fund fee rate that is based on an annual rate of .45% of the Fund's average net assets and a group fee rate that averaged .12% during the period. The group fee rate is based upon the average net assets of all the mutual funds advised by FMR. The group fee rate decreases as assets under management increase and increases as assets under management decrease. For the period, the total annual management fee rate was .56% of the Fund's average net assets.

Distribution and Service Plan. In accordance with Rule 12b-1 of the 1940 Act, the Fund has adopted separate Distribution and Service Plans for each class of shares. Certain classes pay Fidelity Distributors Corporation (FDC), an affiliate of FMR, separate Distribution and Service Fees, each of which is based on an annual percentage of each class' average net assets. In addition, FDC may pay financial intermediaries for selling shares of the Fund and providing shareholder support services. For the period, the Distribution and Service Fee rates and the total amounts paid to and retained by FDC were as follows:

Annual Report

6. Fees and Other Transactions with Affiliates - continued

Distribution and Service Plan - continued

	Distribution Fee	Service Fee	Paid to FDC	Retained by FDC
Class A	0%	.25%	$ 569	$ 45
Class T	0%	.25%	512	17
Class B	.55%	.15%	487	383
Class C	.75%	.25%	2,719	316
			$ 4,287	$ 761

Sales Load. FDC receives a front-end sales charge of up to 2.75% for selling Class A shares and Class T shares, some of which is paid to financial intermediaries for selling shares of the Fund. FDC receives the proceeds of contingent deferred sales charges levied on Class A, Class T, Class B, and Class C redemptions. These charges depend on the holding period. The deferred sales charges range from 3.50% to 1% for Class B, 1% for Class C, 1.00% to .50% for certain purchases of Class A shares and .25% for certain purchases of Class T shares.

For the period, sales charge amounts retained by FDC were as follows:

Retained by FDC
Class A	$ 44
Class T	10
Class B*	126
Class C*	41
$ 221

* When Class B and Class C shares are initially sold, FDC pays commissions from its own resources to financial intermediaries through which the sales are made.

Transfer Agent Fees. Fidelity Investments Institutional Operations Company, Inc. (FIIOC), an affiliate of FMR, is the transfer, dividend disbursing and shareholder servicing agent for each class of the Fund. FIIOC receives account fees and asset-based fees that vary according to the account size and type of account of the shareholders of the respective classes of the Fund. FIIOC pays for typesetting, printing and mailing of shareholder reports, except proxy statements. Prior to January 1, 2008, Fidelity Service Company, Inc. (FSC), also an affiliate of FMR, was the transfer agent for Fidelity Floating Rate High Income Fund shares. For the period, each class paid the following transfer agent fees:

Annual Report

Notes to Financial Statements - continued

(Amounts in thousands except ratios)

6. Fees and Other Transactions with Affiliates - continued

Transfer Agent Fees - continued

	Amount	% of Average Net Assets
Class A	$ 423.19
Class T	320.16
Class B	165.24
Class C	473.17
Fidelity Floating Rate High Income Fund	1,970.10
Institutional Class	246.14
	$ 3,597

Accounting Fees. FSC maintains the Fund's accounting records. The fee is based on the level of average net assets for the month.

7. Committed Line of Credit.

The Fund participates with other funds managed by FMR in a $4.2 billion credit facility (the "line of credit") to be utilized for temporary or emergency purposes to fund shareholder redemptions or for other short-term liquidity purposes. The Fund has agreed to pay commitment fees on its pro rata portion of the line of credit, which amounted to $6 and is reflected in Miscellaneous Expense on the Statement of Operations. During the period, there were no borrowings on this line of credit.

8. Expense Reductions.

FMR voluntarily agreed to reimburse each class to the extent annual operating expenses exceeded certain levels of average net assets as noted in the table below. Some expenses, for example interest expense, including commitment fees, are excluded from this reimbursement.

The following classes were in reimbursement during the period:

	Expense Limitations	Reimbursement from adviser
Class B	1.55%	$ 9

In addition, through arrangements with the Fund's custodian and each class' transfer agent, credits realized as a result of uninvested cash balances were used to reduce the Fund's expenses. During the period, these credits reduced the Fund's custody expense by $76. During the period, credits reduced each class' transfer agent expense as noted in the table below.

Transfer Agent expense reduction
Fidelity Floating Rate High Income Fund	$ 2

Annual Report

9. Other.

The Fund's organizational documents provide former and current trustees and officers with a limited indemnification against liabilities arising in connection with the performance of their duties to the Fund. In the normal course of business, the Fund may also enter into contracts that provide general indemnifications. The Fund's maximum exposure under these arrangements is unknown as this would be dependent on future claims that may be made against the Fund. The risk of material loss from such claims is considered remote.

10. Distributions to Shareholders.

Distributions to shareholders of each class were as follows:

Years ended October 31,	2008	2007
From net investment income
Class A	$ 11,040	$ 16,980
Class T	10,312	25,808
Class B	3,137	7,185
Class C	11,350	22,768
Fidelity Floating Rate High Income Fund	99,177	205,034
Institutional Class	8,983	17,959
Total	$ 143,999	$ 295,734
From net realized gain
Class A	$ -	$ 56
Class T	-	92
Class B	-	28
Class C	-	89
Fidelity Floating Rate High Income Fund	-	612
Institutional Class	-	55
Total	$ -	$ 932

Annual Report

Notes to Financial Statements - continued

(Amounts in thousands except ratios)

11. Share Transactions.

Transactions for each class of shares were as follows:

	Shares		Dollars
Years ended October 31,	2008	2007	2008	2007
Class A
Shares sold	12,782	13,247	$ 119,270	$ 130,736
Reinvestment of distributions	942	1,258	8,667	12,401
Shares redeemed	(16,135)	(16,816)	(147,587)	(165,336)
Net increase (decrease)	(2,411)	(2,311)	$ (19,650)	$ (22,199)
Class T
Shares sold	2,613	10,196	$ 24,324	$ 101,349
Reinvestment of distributions	970	2,326	8,971	22,926
Shares redeemed	(18,575)	(28,319)	(171,534)	(278,187)
Net increase (decrease)	(14,992)	(15,797)	$ (138,239)	$ (153,912)
Class B
Shares sold	459	1,012	$ 4,273	$ 10,008
Reinvestment of distributions	253	543	2,337	5,357
Shares redeemed	(5,780)	(5,618)	(53,368)	(55,301)
Net increase (decrease)	(5,068)	(4,063)	$ (46,758)	$ (39,936)
Class C
Shares sold	4,102	6,240	$ 38,173	$ 61,832
Reinvestment of distributions	816	1,565	7,528	15,441
Shares redeemed	(15,538)	(17,554)	(142,119)	(172,933)
Net increase (decrease)	(10,620)	(9,749)	$ (96,418)	$ (95,660)
Fidelity Floating Rate High Income Fund
Shares sold	58,551	157,899	$ 537,327	$ 1,564,638
Reinvestment of distributions	9,069	17,687	83,798	174,341
Shares redeemed	(181,259)	(201,041)	(1,661,471)	(1,967,636)
Net increase (decrease)	(113,639)	(25,455)	$ (1,040,346)	$ (228,657)
Institutional Class
Shares sold	12,811	16,545	$ 119,600	$ 164,024
Reinvestment of distributions	554	883	5,092	8,716
Shares redeemed	(17,333)	(23,840)	(157,983)	(234,021)
Net increase (decrease)	(3,968)	(6,412)	$ (33,291)	$ (61,281)

Annual Report

Report of Independent Registered Public Accounting Firm

To the Trustees of Fidelity Advisor Series I and Shareholders of Fidelity Advisor Floating Rate High Income Fund:

We have audited the accompanying statement of assets and liabilities of Fidelity Advisor Floating Rate High Income Fund (the Fund), a fund of Fidelity Advisor Series I, including the schedule of investments, as of October 31, 2008, and the related statement of operations for the year then ended, the statement of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund's internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of October 31, 2008, by correspondence with the custodians, brokers and agent banks; where replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Fidelity Advisor Floating Rate High Income Fund as of October 31, 2008, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and its financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

/s/ Deloitte & Touche LLP

DELOITTE & TOUCHE LLP

Boston, Massachusetts

December 23, 2008

Annual Report

Trustees and Officers

The Trustees, Member of the Advisory Board, and executive officers of the trust and fund, as applicable, are listed below. The Board of Trustees governs the fund and is responsible for protecting the interests of shareholders. The Trustees are experienced executives who meet periodically throughout the year to oversee the fund's activities, review contractual arrangements with companies that provide services to the fund, and review the fund's performance. Except for Edward C. Johnson 3d and James C. Curvey, each of the Trustees oversees 220 funds advised by FMR or an affiliate. Messrs. Johnson and Curvey oversee 379 funds advised by FMR or an affiliate.

The Trustees hold office without limit in time except that (a) any Trustee may resign; (b) any Trustee may be removed by written instrument, signed by at least two-thirds of the number of Trustees prior to such removal; (c) any Trustee who requests to be retired or who has become incapacitated by illness or injury may be retired by written instrument signed by a majority of the other Trustees; and (d) any Trustee may be removed at any special meeting of shareholders by a two-thirds vote of the outstanding voting securities of the trust. Each Trustee who is not an interested person (as defined in the 1940 Act) (Independent Trustee), shall retire not later than the last day of the calendar year in which his or her 72nd birthday occurs. The Independent Trustees may waive this mandatory retirement age policy with respect to individual Trustees. The executive officers and Advisory Board Member hold office without limit in time, except that any officer and Advisory Board Member may resign or may be removed by a vote of a majority of the Trustees at any regular meeting or any special meeting of the Trustees. Except as indicated, each individual has held the office shown or other offices in the same company for the past five years.

The fund's Statement of Additional Information (SAI) includes more information about the Trustees. To request a free copy, call Fidelity at 1-800-544-8544.

Interested Trustees*:

Correspondence intended for each Trustee who is an interested person may be sent to Fidelity Investments, 82 Devonshire Street, Boston, Massachusetts 02109.

Name, Age; Principal Occupation
Edward C. Johnson 3d (78)

Year of Election or Appointment: 1983

Mr. Johnson is Chairman of the Board of Trustees. Mr. Johnson serves as Chief Executive Officer, Chairman, and a Director of FMR LLC; Chairman and a Director of FMR; Chairman and a Director of Fidelity Research & Analysis Company (FRAC); Chairman and a Director of Fidelity Investments Money Management, Inc.; and Chairman and a Director of FMR Co., Inc. In addition, Mr. Johnson serves as Chairman and Director of FIL Limited. Previously, Mr. Johnson served as President of FMR LLC (2006-2007).

James C. Curvey (73)

Year of Election or Appointment: 2007

Mr. Curvey also serves as Trustee (2007-present) of other investment companies advised by FMR. Mr. Curvey is a Director of FMR and FMR Co., Inc. (2007-present). Mr. Curvey is also Vice Chairman (2006-
present) and Director of FMR LLC. In addition, Mr. Curvey serves as an Overseer for the Boston Symphony Orchestra and a member of the Trustees of Villanova University.

* Trustees have been determined to be "Interested Trustees" by virtue of, among other things, their affiliation with the trust or various entities under common control with FMR. FMR Corp. merged with and into FMR LLC on October 1, 2007. Any references to FMR LLC for prior periods are deemed to be references to the prior entity.

Independent Trustees:

Correspondence intended for each Independent Trustee (that is, the Trustees other than the Interested Trustees) may be sent to Fidelity Investments, P.O. Box 55235, Boston, Massachusetts 02205-5235.

Name, Age; Principal Occupation
Dennis J. Dirks (60)

Year of Election or Appointment: 2005

Prior to his retirement in May 2003, Mr. Dirks was Chief Operating Officer and a member of the Board of The Depository Trust & Clearing Corporation (DTCC) (1999-2003). He also served as President, Chief Operating Officer, and Board member of The Depository Trust Company (DTC) (1999-2003) and President and Board member of the National Securities Clearing Corporation (NSCC) (1999-2003). In addition, Mr. Dirks served as a Trustee and a member of the Finance Committee of Manhattan College (2005-2008), and as Chief Executive Officer and Board member of the Government Securities Clearing Corporation (2001-2003) and Chief Executive Officer and Board member of the Mortgage-Backed Securities Clearing Corporation (2001-2003). Mr. Dirks also serves as a Trustee and a member of the Finance Committee of AHRC of Nassau County (2006-present).

Alan J. Lacy (55)

Year of Election or Appointment: 2008

Mr. Lacy serves as Senior Adviser (2007-present) of Oak Hill Capital Partners, L.P. (a private equity firm). Mr. Lacy also served as Chief Executive Officer (2000-2005) and Vice Chairman (2005-2006) of Sears Holdings Corporation and Sears, Roebuck and Co. (retail). In addition, Mr. Lacy serves as a member of the Board of Directors of The Western Union Company (global money transfer, 2006-present) and Bristol-Myers Squibb (global pharmaceuticals, 2007-present). Mr. Lacy is a Trustee of the National Parks Conservation Association and The Field Museum of Natural History.

Ned C. Lautenbach (64)

Year of Election or Appointment: 2000

Mr. Lautenbach is Chairman of the Independent Trustees (2006-present). Mr. Lautenbach is an Advisory Partner of Clayton, Dubilier & Rice, Inc. (private equity investment firm). Previously, Mr. Lautenbach was with the International Business Machines Corporation (IBM) from 1968 until his retirement in 1998. Mr. Lautenbach serves as a Director of Eaton Corporation (diversified industrial) as well as the Philharmonic Center for the Arts in Naples, Florida. He also is a member of the Board of Trustees of Fairfield University (2005-present), as well as a member of the Council on Foreign Relations. Previously, Mr. Lautenbach served as a Director of Sony Corporation (2006-2007).

Joseph Mauriello (64)

Year of Election or Appointment: 2008

Prior to his retirement in January 2006, Mr. Mauriello served in numerous senior management positions including Deputy Chairman and Chief Operating Officer (2004-2005), and Vice Chairman of Financial Services (2002-2004) of KPMG LLP US (professional services firm, 1965-
2005). Mr. Mauriello currently serves as a member of the Board of Directors of XL Capital Ltd. (global insurance and re-insurance company, 2006-present) and of Arcadia Resources Inc. (health care services and products, 2007-present). He also served as a Director of the Hamilton Funds of the Bank of New York (2006-2007).

Cornelia M. Small (64)

Year of Election or Appointment: 2005

Ms. Small is a member of the Investment Committee, and Chair (2008-present) and a member of the Board of Trustees of Smith College. Ms. Small also serves on the Investment Committee of the Berkshire Taconic Community Foundation (2008-present). Previously, Ms. Small served as Chairperson of the Investment Committee (2002-2008) of Smith College and as Co-Chair (2000-2003) of the Annual Fund for the Fletcher School of Law and Diplomacy. In addition, she served as Chief Investment Officer, Director of Global Equity Investments, and a member of the Board of Directors of Scudder, Stevens & Clark and Scudder Kemper Investments.

William S. Stavropoulos (69)

Year of Election or Appointment: 2002

Mr. Stavropoulos is Chairman Emeritus of the Board of Directors of The Dow Chemical Company, where he previously served in numerous senior management positions, including President (1993-2000; 2002-
2003), CEO (1995-2000; 2002-2004), Chairman of the Executive Committee (2000-2006), and as a member of the Board of Directors (1990-2006). Currently, he is a Director of Teradata Corporation (data warehousing and technology solutions, 2008-present), Chemical Financial Corporation, Maersk Inc. (industrial conglomerate), Tyco International, Inc. (multinational manufacturing and services, 2007-present), and a member of the Advisory Board for Metalmark Capital (private equity investment firm, 2005-present). He is a special advisor to Clayton, Dubilier & Rice, Inc. (private equity investment). In addition, Mr. Stavropoulos is a member of the University of Notre Dame Advisory Council for the College of Science.

David M. Thomas (59)

Year of Election or Appointment: 2008

Previously, Mr. Thomas served as Executive Chairman (2005-2006) and Chairman and Chief Executive Officer (2000-2005) of IMS Health, Inc. (pharmaceutical and healthcare information solutions). In addition, Mr. Thomas serves as a member of the Board of Directors of Fortune Brands, Inc. (consumer products holding company), and Interpublic Group of Companies, Inc. (marketing communication, 2004-present).

Michael E. Wiley (58)

Year of Election or Appointment: 2008

Mr. Wiley also serves as a member of the Board of Trustees of the University of Tulsa (2000-2006; 2007-present). He serves as a Director of Tesoro Corporation (independent oil refiner and marketer, 2005-
present), and a Director of Bill Barrett Corporation (exploration and production company, 2005-present). In addition, he also serves as a Director of Post Oak Bank (privately-held bank, 2004-present). Previously, Mr. Wiley served as a Sr. Energy Advisor of Katzenbach Partners, LLC (consulting firm, 2006-2007), as an Advisory Director of Riverstone Holdings (private investment firm), Chairman, President, and CEO of Baker Hughes, Inc. (oilfield services company, 2000-2004), and as Director of Spinnaker Exploration Company (exploration and production company, 2001-2005).

Advisory Board Member and Executive Officers**:

Correspondence intended for each executive officer and Mr. Lynch may be sent to Fidelity Investments, 82 Devonshire Street, Boston, Massachusetts 02109.

Name, Age; Principal Occupation
Peter S. Lynch (64)

Year of Election or Appointment: 2003

Member of the Advisory Board of Fidelity's Equity and High Income Funds. Mr. Lynch is Vice Chairman and a Director of FMR, and Vice Chairman (2001-present) and a Director of FMR Co., Inc. Previously, Mr. Lynch served as a Trustee of the Fidelity funds (1990-2003). In addition, he serves as a Trustee of Boston College and as the Chairman of the Inner-City Scholarship Fund. Previously, Mr. Lynch served on the Special Olympics International Board of Directors (1997-2006).

Kenneth B. Robins (39)

Year of Election or Appointment: 2008

President and Treasurer of Fidelity's Equity and High Income Funds. Mr. Robins is an employee of Fidelity Investments (2004-present). Before joining Fidelity Investments, Mr. Robins worked at KPMG LLP, where he was a partner in KPMG's department of professional practice (2002-2004).

Thomas C. Hense (44)

Year of Election or Appointment: 2008

Vice President of Fidelity's High Income and Small Cap Funds. Previously, Mr. Hense served as a portfolio manager for Fidelity's Institutional Money Management Group (Pyramis) (2003-2008).

Scott C. Goebel (40)

Year of Election or Appointment: 2008

Secretary and Chief Legal Officer (CLO) of the Fidelity funds. Mr. Goebel also serves as General Counsel, Secretary, and Senior Vice President of FMR (2008-present); Deputy General Counsel of FMR LLC; Chief Legal Secretary of Fidelity Management & Research (Hong Kong) Limited (2008-present) and Assistant Secretary of Fidelity Management & Research (Japan) Inc. (2008-present). Previously, Mr. Goebel served as Assistant Secretary of the Funds (2007-2008) and as Vice President and Secretary of Fidelity Distributors Corporation (FDC) (2005-2007).

John B. McGinty, Jr. (46)

Year of Election or Appointment: 2008

Assistant Secretary of Fidelity's Equity and High Income Funds. Mr. McGinty is an employee of Fidelity Investments (2004-present). Mr. McGinty also serves as Senior Vice President, Secretary, and Chief Legal Officer of FDC (2007-present). Before joining Fidelity Investments, Mr. McGinty practiced law at Ropes & Gray, LLP.

Holly C. Laurent (54)

Year of Election or Appointment: 2008

Anti-Money Laundering (AML) Officer of the Fidelity funds. Ms. Laurent is an employee of Fidelity Investments. Previously, Ms. Laurent was Senior Vice President and Head of Legal for Fidelity Business Services India Pvt. Ltd. (2006-2008), Senior Vice President, Deputy General Counsel and Group Head for FMR LLC (2005-2006).

Christine Reynolds (50)

Year of Election or Appointment: 2008

Chief Financial Officer of the Fidelity funds. Ms. Reynolds became President of Fidelity Pricing and Cash Management Services (FPCMS) in August 2008. She served as Chief Operating Officer of FPCMS from 2007 through July 2008. Previously, Ms. Reynolds served as President, Treasurer, and Anti-Money Laundering officer of the Fidelity funds (2004-2007). Before joining Fidelity Investments, Ms. Reynolds worked at PricewaterhouseCoopers LLP (PwC) (1980-2002), where she was an audit partner with PwC's investment management practice.

Kenneth A. Rathgeber (61)

Year of Election or Appointment: 2004

Chief Compliance Officer of Fidelity's Equity and High Income Funds. Mr. Rathgeber is Chief Compliance Officer of Fidelity Management & Research (Hong Kong) Limited (2008-present), Fidelity Management & Research (Japan) Inc. (2008-present), FMR (2005-present), FMR Co., Inc. (2005-present), Fidelity Management & Research (U.K.) Inc. (2005-
present), Fidelity Research & Analysis Company (2005-present), Fidelity Investments Money Management, Inc. (2005-present), and Strategic Advisers, Inc. (2005-present).

Bryan A. Mehrmann (47)

Year of Election or Appointment: 2005

Deputy Treasurer of the Fidelity funds. Mr. Mehrmann is an employee of Fidelity Investments. Previously, Mr. Mehrmann served as Vice President of Fidelity Investments Institutional Services Group (FIIS)/Fidelity Investments Institutional Operations Corporation, Inc. (FIIOC) Client Services (1998-2004).

Adrien E. Deberghes (41)

Year of Election or Appointment: 2008

Deputy Treasurer of Fidelity's Equity and High Income Funds. Mr. Deberghes is an employee of Fidelity Investments (2008-present). Previously, Mr. Deberghes served as Senior Vice President of Mutual Fund Administration at State Street Corporation (2007-2008), Senior Director of Mutual Fund Administration at Investors Bank & Trust (2005-2007), and Director of Finance for Dunkin' Brands (2000-2005).

Robert G. Byrnes (41)

Year of Election or Appointment: 2005

Assistant Treasurer of the Fidelity funds. Mr. Byrnes is an employee of Fidelity Investments (2005-present). Previously, Mr. Byrnes served as Vice President of Fidelity Pricing and Cash Management Services (FPCMS) (2003-2005). Before joining Fidelity Investments, Mr. Byrnes worked at Deutsche Asset Management where he served as Vice President of the Investment Operations Group (2000-2003).

Peter L. Lydecker (54)
Year of Election or Appointment: 2004 Assistant Treasurer of the Fidelity funds. Mr. Lydecker is an employee of Fidelity Investments.
Paul M. Murphy (61)

Year of Election or Appointment: 2007

Assistant Treasurer of the Fidelity funds. Mr. Murphy is an employee of Fidelity Investments (2007-present). Previously, Mr. Murphy served as Chief Financial Officer of the Fidelity Funds (2005-2006), Vice President and Associate General Counsel of FMR (2007), and Senior Vice President of Fidelity Pricing and Cash Management Services (FPCMS) (1994-2007).

Gary W. Ryan (50)

Year of Election or Appointment: 2005

Assistant Treasurer of the Fidelity funds. Mr. Ryan is an employee of Fidelity Investments. Previously, Mr. Ryan served as Vice President of Fund Reporting in Fidelity Pricing and Cash Management Services (FPCMS) (1999-2005).

** FMR Corp. merged with and into FMR LLC on October 1, 2007. Any references to FMR LLC for prior periods are deemed to be references to the prior entity.

Annual Report

Distributions (Unaudited)

The fund designates $102,338,169 of distributions paid during the period January 1, 2008 to October 31, 2008 as qualifying to be taxed as interest-related dividends for nonresident alien shareholders.

A total of 0.73% of the dividends distributed during the fiscal year was derived from interest on U.S. Government securities which is generally exempt from state income tax.

The fund will notify shareholders in January 2009 of amounts for use in preparing 2008 income tax returns.

Annual Report

Proxy Voting Results

A special meeting of the fund's shareholders was held on June 18, 2008. The results of votes taken among shareholders on the proposals before them are reported below. Each vote reported represents one dollar of net asset value held on the record date for the meeting.

PROPOSAL 1
To elect a Board of Trustees.A
	# of Votes	% of Votes
James C. Curvey
Affirmative	25,533,645,076.55	95.758
Withheld	1,131,045,213.53	4.242
TOTAL	26,664,690,290.08	100.000
Dennis J. Dirks
Affirmative	25,686,005,364.53	96.330
Withheld	978,684,925.55	3.670
TOTAL	26,664,690,290.08	100.000
Edward C. Johnson 3d
Affirmative	25,589,947,163.14	95.969
Withheld	1,074,743,126.94	4.031
TOTAL	26,664,690,290.08	100.000
Alan J. Lacy
Affirmative	25,669,138,246.63	96.266
Withheld	995,552,043.45	3.734
TOTAL	26,664,690,290.08	100.000
Ned C. Lautenbach
Affirmative	25,672,946,891.13	96.281
Withheld	991,743,398.95	3.719
TOTAL	26,664,690,290.08	100.000
Joseph Mauriello
Affirmative	25,675,331,192.42	96.290
Withheld	989,359,097.66	3.710
TOTAL	26,664,690,290.08	100.000
Cornelia M. Small
Affirmative	25,677,299,164.74	96.297
Withheld	987,391,125.34	3.703
TOTAL	26,664,690,290.08	100.000
	# of Votes	% of Votes
William S. Stavropoulos
Affirmative	25,644,596,204.07	96.174
Withheld	1,020,094,086.01	3.826
TOTAL	26,664,690,290.08	100.000
David M. Thomas
Affirmative	25,683,151,595.87	96.319
Withheld	981,538,694.21	3.681
TOTAL	26,664,690,290.08	100.000
Michael E. Wiley
Affirmative	25,681,657,144.60	96.313
Withheld	983,033,145.48	3.687
TOTAL	26,664,690,290.08	100.000
PROPOSAL 2
To amend the Declaration of Trust of Fidelity Advisor Series I to reduce the required quorum for future shareholder meetings.A
	# of Votes	% of Votes
Affirmative	14,366,154,116.59	53.877
Against	3,894,779,838.51	14.607
Abstain	853,635,309.57	3.201
Broker Non-Votes	7,550,121,025.41	28.315
TOTAL	26,664,690,290.08	100.000

A Denotes trust-wide proposal and voting results.

Annual Report

Board Approval of Investment Advisory Contracts and Management Fees

Fidelity Advisor Floating Rate High Income Fund

Each year, typically in July, the Board of Trustees, including the Independent Trustees (together, the Board), votes on the renewal of the management contract and sub-advisory agreements (together, the Advisory Contracts) for the fund. The Board, assisted by the advice of fund counsel and Independent Trustees' counsel, requests and considers a broad range of information throughout the year.

The Board meets regularly and, acting directly and through its separate committees, requests and receives information concerning, and considers at each of its meetings factors that are relevant to, its annual consideration of the renewal of the fund's Advisory Contracts, including the services and support provided to the fund and its shareholders. At the time of the renewal, the Board had 12 standing committees, each composed of Independent Trustees with varying backgrounds, to which the Board has assigned specific subject matter responsibilities in order to enhance effective decision-making by the Board. Each committee has a written charter outlining the structure and purposes of the committee. The Board also meets as needed to consider matters specifically related to the Board's annual consideration of the renewal of Advisory Contracts.

On June 19, 2008, the Board, voted to continue the fund's Advisory Contracts for one month, through July 31, 2008, in connection with the reorganization of the Fidelity funds under two separate boards. The Board considered that the contractual terms of and fees payable under the fund's Advisory Contracts involve no changes in (i) the investment process or strategies employed in the management of the fund's assets; (ii) the nature or level of services provided under the fund's Advisory Contracts; or (iii) the day-to-day management of the fund or the persons primarily responsible for such management. The Board concluded that the fund's Advisory Contracts are fair and reasonable, and that the fund's Advisory Contracts should be extended, without modification, through July 31, 2008, with the understanding that the Board would consider their renewal in July 2008.

At its July 2008 meeting, the Board of Trustees, including the Independent Trustees, unanimously determined to renew the fund's Advisory Contracts. In reaching its determination, the Board considered all factors it believed relevant, including (i) the nature, extent, and quality of the services to be provided to the fund and its shareholders (including the investment performance of the fund); (ii) the competitiveness of the fund's management fee and total expenses; (iii) the total costs of the services to be provided by and the profits to be realized by Fidelity from its relationship with the fund; (iv) the extent to which economies of scale would be realized as the fund grows; and (v) whether fee levels reflect these economies of scale, if any, for the benefit of fund shareholders. The Board also approved agreements with foreign sub-advisers Fidelity Management & Research (U.K.) Inc., Fidelity Management & Research (Japan) Inc., and Fidelity Management & Research (Hong Kong) Limited.

Annual Report

In considering whether to renew the Advisory Contracts for the fund, the Board ultimately reached a determination, with the assistance of fund counsel and Independent Trustees' counsel and through the exercise of its business judgment, that the renewal of the Advisory Contracts and the compensation to be received by Fidelity under the management contract is consistent with Fidelity's fiduciary duty under applicable law. The Board's decision to renew the Advisory Contracts was not based on any single factor noted above, but rather was based on a comprehensive consideration of all the information provided to the Board at its meetings throughout the year. The Board, in reaching its determination to renew the Advisory Contracts, is aware that shareholders in the fund have a broad range of investment choices available to them, including a wide choice among mutual funds offered by competitors to Fidelity, and that the fund's shareholders, with the opportunity to review and weigh the disclosure provided by the fund in its prospectus and other public disclosures, have chosen to invest in this fund, managed by Fidelity.

Nature, Extent, and Quality of Services Provided. The Board considered staffing within the investment adviser, FMR, and the sub-advisers (together, the Investment Advisers), including the backgrounds of the fund's investment personnel and the fund's investment objective and discipline. The Independent Trustees also had discussions with senior management of Fidelity's investment operations and investment groups. The Board considered the structure of the portfolio manager compensation program and whether this structure provides appropriate incentives.

Resources Dedicated to Investment Management and Support Services. The Board reviewed the size, education, and experience of the Investment Advisers' investment staff, their use of technology, and the Investment Advisers' approach to recruiting, training, and retaining portfolio managers and other research, advisory, and management personnel. The Board noted that Fidelity's analysts have access to a variety of technological tools that enable them to perform both fundamental and quantitative analysis and to specialize in various disciplines. The Board considered Fidelity's extensive global research capabilities that enable the Investment Advisers to aggregate data from various sources in an effort to produce positive investment results. The Board also considered that Fidelity's portfolio managers and analysts have access to daily portfolio attribution that allows for monitoring of a fund's portfolio, as well as an electronic communication system that provides immediate real-time access to research concerning issuers and credit enhancers.

Shareholder and Administrative Services. The Board considered (i) the nature, extent, quality, and cost of advisory, administrative, distribution, and shareholder services performed by the Investment Advisers and their affiliates under the Advisory Contracts and under separate agreements covering transfer agency, pricing and bookkeeping, and securities lending services for the fund; (ii) the nature and extent of the Investment Advisers' supervision of third party service providers, principally custodians and subcustodians; and (iii) the resources devoted to, and the record of compliance with, the fund's compliance policies and procedures. The Board also reviewed the allocation of fund brokerage, including allocations to brokers affiliated with the Investment Advisers, the use of brokerage commissions to pay fund expenses, and the use of "soft" commission dollars to pay for research services. The Board further considered that Fidelity voluntarily pays for market data out of its own resources.

Annual Report

Board Approval of Investment Advisory Contracts and
Management Fees - continued

The Board noted that the growth of fund assets across the complex allows Fidelity to reinvest in the development of services designed to enhance the value or convenience of the Fidelity funds as investment vehicles. These services include 24-hour access to account information and market information through phone representatives and over the Internet, and investor education materials and asset allocation tools.

Investment in a Large Fund Family. The Board considered the benefits to shareholders of investing in a Fidelity fund, including the benefits of investing in a fund that is part of a large family of funds offering a variety of investment disciplines and providing for a large variety of mutual fund investor services. For example, fund shareholders are offered the privilege of exchanging shares of the fund for shares of other Fidelity funds, as set forth in the fund's prospectus, without paying a sales charge. The Board noted that Fidelity has taken a number of actions over the previous year that benefited particular funds, including (i) dedicating additional resources to investment research and to restructure the investment research teams; (ii) contractually agreeing to reduce the management fees on Fidelity's Institutional Money Market Funds and launching Class IV and Institutional Class of certain of these funds; (iii) reducing the transfer agent fees for the Fidelity Select Portfolios and Investor Class of the VIP funds; and (iv) launching Class K of 29 equity funds as a lower-fee class available to certain employer-sponsored retirement plans.

Investment Performance. The Board considered whether the fund has operated within its investment objective, as well as its record of compliance with its investment restrictions. It also reviewed the fund's absolute investment performance for each class, as well as the fund's relative investment performance for each class measured against (i) a proprietary custom index, and (ii) a peer group of mutual funds over multiple periods. The following charts considered by the Board show, over the one-, three-, and five-year periods ended December 31, 2007, the cumulative total returns of Institutional Class (Class I) and Class C, the cumulative total returns of a proprietary custom index ("benchmark"), and a range of cumulative total returns of a peer group of mutual funds identified by Lipper Inc. as having an investment objective similar to that of the fund. The returns of Institutional Class (Class I) and Class C show the performance of the highest and lowest performing classes, respectively (based on three-year performance). The box within each chart shows the 25th percentile return (bottom of box) and the 75th percentile return (top of box) of the peer group. Returns shown above the box are in the first quartile and returns shown below the box are in the fourth quartile. The percentage beaten numbers noted below each chart correspond to the percentile box and represent the percentage of funds in the peer group whose performance was equal to or lower than that of the class indicated. The fund's proprietary custom index is an index developed by FMR that represents the performance of the fund's general investment categories.

Annual Report

Fidelity Advisor Floating Rate High Income Fund

The Board reviewed the fund's relative investment performance against its peer group and stated that the performance of Institutional Class (Class I) of the fund was in the first quartile for the one- and three-year periods and the second quartile for the five-year period. The Board also stated that the investment performance of the fund was lower than its benchmark for the three- and five-year periods, although the one-year cumulative total return of Institutional Class (Class I) of the fund compared favorably to its benchmark. The Board considered that the variations in performance among the fund's classes reflect the variations in class expenses, which result in lower performance for higher expense classes.

Based on its review, and giving particular weight to the nature and quality of the resources dedicated by the Investment Advisers to maintain and improve relative performance, the Board concluded that the nature, extent, and quality of the services provided to the fund will benefit the fund's shareholders, particularly in light of the Board's view that the fund's shareholders benefit from investing in a fund that is part of a large family of funds offering a variety of investment disciplines and services.

Competitiveness of Management Fee and Total Fund Expenses. The Board considered the fund's management fee and total expenses compared to "mapped groups" of competitive funds and classes. Fidelity creates "mapped groups" by combining similar Lipper investment objective categories that have comparable management fee characteristics. Combining Lipper investment objective categories aids the Board's management fee and total expense comparisons by broadening the competitive group used for comparison and by reducing the number of universes to which various Fidelity funds are compared.

Annual Report

Board Approval of Investment Advisory Contracts and
Management Fees - continued

The Board considered two proprietary management fee comparisons for the 12-month periods shown in the chart below. The group of Lipper funds used by the Board for management fee comparisons is referred to below as the "Total Mapped Group" and, for the reasons explained above, is broader than the Lipper peer group used by the Board for performance comparisons. The Total Mapped Group comparison focuses on a fund's standing relative to the total universe of comparable funds available to investors, in terms of gross management fees before expense reimbursements or caps. "TMG %" represents the percentage of funds in the Total Mapped Group that had management fees that were lower than the fund's. For example, a TMG % of 26% means that 74% of the funds in the Total Mapped Group had higher management fees than the fund. The "Asset-Size Peer Group" (ASPG) comparison focuses on a fund's standing relative to non-Fidelity funds similar in size to the fund within the Total Mapped Group. The ASPG represents at least 15% of the funds in the Total Mapped Group with comparable asset size and management fee characteristics, subject to a minimum of 50 funds (or all funds in the Total Mapped Group if fewer than 50). Additional information, such as the ASPG quartile in which the fund's management fee ranked, is also included in the chart and considered by the Board.

Fidelity Advisor Floating Rate High Income Fund

Annual Report

The Board noted that the fund's management fee ranked below the median of its Total Mapped Group and below the median of its ASPG for 2007.

Furthermore, the Board considered that, on January 18, 2007, it had approved an amendment (effective February 1, 2007) to the fund's management contract that lowered the individual fund fee rate from 55 basis points to 45 basis points. The Board considered that the chart reflects the fund's lower management fee in 2007, as if the lower fee were in effect for the entire year.

Based on its review, the Board concluded that the fund's management fee was fair and reasonable in light of the services that the fund receives and the other factors considered.

In its review of each class's total expenses, the Board considered the fund's management fee as well as other fund or class expenses, as applicable, such as transfer agent fees, pricing and bookkeeping fees, fund-paid 12b-1 fees, and custodial, legal, and audit fees. The Board also noted the effects of any waivers and reimbursements on fees and expenses. As part of its review, the Board also considered current and historical total expenses of each class of the fund compared to competitive fund median expenses. Each class of the fund is compared to those funds and classes in the Total Mapped Group (used by the Board for management fee comparisons) that have a similar sales load structure.

The Board noted that the total expenses of each of Class A, Class T, Class B, Institutional Class, and Fidelity Floating Rate High Income (retail class) ranked below its competitive median for 2007, and the total expenses of Class C ranked equal to its competitive median for 2007.

In its review of total expenses, the Board also considered Fidelity fee structures and other information on clients that FMR and its affiliates service in other competitive markets, such as other mutual funds advised or subadvised by FMR or its affiliates, pension plan clients, and other institutional clients.

Based on its review, the Board concluded that the total expenses of each class of the fund were reasonable in light of the services that the fund and its shareholders receive and the other factors considered.

Costs of the Services and Profitability. The Board considered the revenues earned and the expenses incurred by Fidelity in conducting the business of developing, marketing, distributing, managing, administering and servicing the fund and its shareholders. The Board also considered the level of Fidelity's profits in respect of all the Fidelity funds.

On an annual basis, FMR presents to the Board Fidelity's profitability for the fund. Fidelity calculates the profitability for each fund, as well as aggregate profitability for groups of Fidelity funds and all Fidelity funds, using a series of detailed revenue and cost allocation methodologies which originate with the audited books and records of Fidelity. The Audit Committee of the Board reviews any significant changes from the prior year's methodologies.

Annual Report

Board Approval of Investment Advisory Contracts and
Management Fees - continued

PricewaterhouseCoopers LLP (PwC), independent registered public accounting firm and auditor to Fidelity and certain Fidelity funds, has been engaged annually by the Board as part of the Board's assessment of the results of Fidelity's profitability analysis. PwC's engagement includes the review and assessment of Fidelity's methodologies used in determining the revenues and expenses attributable to Fidelity's mutual fund business, and completion of agreed-upon procedures surrounding the mathematical accuracy of fund profitability and its conformity to allocation methodologies. After considering PwC's reports issued under the engagement and information provided by Fidelity, the Board believes that while other allocation methods may also be reasonable, Fidelity's profitability methodologies are reasonable in all material respects.

The Board has also reviewed Fidelity's non-fund businesses and any fall-out benefits related to the mutual fund business as well as cases where Fidelity's affiliates may benefit from or be related to the fund's business.

The Board considered the costs of the services provided by and the profits realized by Fidelity in connection with the operation of the fund and determined that the amount of profit is a fair entrepreneurial profit for the management of the fund.

Economies of Scale. The Board considered whether there have been economies of scale in respect of the management of the Fidelity funds, whether the Fidelity funds (including the fund) have appropriately benefited from any such economies of scale, and whether there is potential for realization of any further economies of scale. The Board considered the extent to which the fund will benefit from economies of scale through increased services to the fund, through waivers or reimbursements, or through fee or expense reductions. The Board also noted that the reduction in the fund's individual fund fee rate by 10 basis points delivers significant economies to fund shareholders.

The Board recognized that the fund's management contract incorporates a "group fee" structure, which provides for lower group fee rates as total fund assets under FMR's management increase, and for higher group fee rates as total fund assets under FMR's management decrease. FMR determines the group fee rates based on a tiered asset "breakpoint" schedule. The Board considered that the group fee is designed to deliver the benefits of economies of scale to fund shareholders when total fund assets increase, even if assets of any particular fund are unchanged or have declined, because some portion of Fidelity's costs are attributable to services provided to all Fidelity funds, and all funds benefit if those costs can be allocated among more assets. The Board concluded that, given the group fee structure, fund shareholders will achieve a certain level of economies of scale as assets under FMR's management increase at the fund complex level, regardless of whether Fidelity achieves any such economies of scale.

Annual Report

The Board further concluded that any potential economies of scale are being shared between fund shareholders and Fidelity in an appropriate manner.

Additional Information Requested by the Board. In order to develop fully the factual basis for consideration of the Fidelity funds' Advisory Contracts, the Board requested and received additional information on certain topics, including (i) fund performance trends and actions to be taken by FMR to improve certain funds' overall performance; (ii) portfolio manager changes that have occurred during the past year; (iii) Fidelity's fund profitability methodology, the profitability of certain fund service providers, and profitability trends for certain funds; (iv) Fidelity's compensation structure for portfolio managers and key personnel, including its effects on fund profitability and the extent to which portfolio manager compensation is linked to fund performance; (v) Fidelity's fee structures and rationale for recommending different fees among categories of funds; and (vi) Fidelity's rationale for recommending which funds should have a performance adjustment component as part of their management fees.

Based on its evaluation of all of the conclusions noted above, and after considering all material factors, the Board ultimately concluded that the advisory fee structures are fair and reasonable, and that the fund's Advisory Contracts should be renewed.

Annual Report

Managing Your Investments

Fidelity offers several ways to conveniently manage your personal investments via your telephone or PC. You can access your account information, conduct trades and research your investments 24 hours a day.

By Phone

Fidelity Automated Service Telephone provides a single toll-free number to access account balances, positions, quotes and trading. It's easy to navigate the service, and on your first call, the system will help you create a personal identification number (PIN) for security.

(phone_graphic)

Fidelity Automated
Service Telephone (FAST®)
1-800-544-5555

Press

For mutual fund and brokerage trading.

For quotes.*

For account balances and holdings.

To review orders and mutual
fund activity.

To change your PIN.

To speak to a Fidelity representative.

By PC

Fidelity's web site on the Internet provides a wide range of information, including daily financial news, fund performance, interactive planning tools and news about Fidelity products and services.

(computer_graphic)

Fidelity's Web Site
www.fidelity.com

* When you call the quotes line, please remember that a fund's yield and return will vary and, except for money market funds, share price will also vary. This means that you may have a gain or loss when you sell your shares. There is no assurance that money market funds will be able to maintain a stable $1 share price; an investment in a money market fund is not insured or guaranteed by the U.S. government. Total returns are historical and include changes in share price, reinvestment of dividends and capital gains, and the effects of any sales charges.

Annual Report

To Write Fidelity

We'll give your correspondence immediate attention and send you written confirmation upon completion of your request.

(letter_graphic)

Making Changes
To Your Account

(such as changing name, address, bank, etc.)

Fidelity Investments
P.O. Box 770001
Cincinnati, OH 45277-0002

(letter_graphic)

For Non-Retirement
Accounts

Buying shares

Fidelity Investments
P.O. Box 770001
Cincinnati, OH 45277-0003

Overnight Express
Fidelity Investments
Attn: Distribution Services
100 Crosby Parkway - KC1H
Covington, KY 41015

Selling shares

Fidelity Investments
P.O. Box 770001
Cincinnati, OH 45277-0035

Overnight Express
Fidelity Investments
Attn: Distribution Services
100 Crosby Parkway - KC1H
Covington, KY 41015

General Correspondence

Fidelity Investments
P.O. Box 500
Merrimack, NH 03054-0500

(letter_graphic)

For Retirement
Accounts

Buying shares

Fidelity Investments
P.O. Box 770001
Cincinnati, OH 45277-0003

Selling shares

Fidelity Investments
P.O. Box 770001
Cincinnati, OH 45277-0035

Overnight Express
Fidelity Investments
Attn: Distribution Services
100 Crosby Parkway - KC1H
Covington, KY 41015

General Correspondence

Fidelity Investments
P.O. Box 500
Merrimack, NH 03054-0500

Annual Report

To Visit Fidelity

For directions and hours,
please call 1-800-544-9797.

Arizona

7001 West Ray Road
Chandler, AZ

15445 N. Scottsdale Road
Scottsdale, AZ

California

815 East Birch Street
Brea, CA

1411 Chapin Avenue
Burlingame, CA

851 East Hamilton Avenue
Campbell, CA

19200 Von Karman Avenue
Irvine, CA

601 Larkspur Landing Circle
Larkspur, CA

2000 Avenue of the Stars
Los Angeles, CA

27101 Puerta Real
Mission Viejo, CA

73-575 El Paseo
Palm Desert, CA

251 University Avenue
Palo Alto, CA

123 South Lake Avenue
Pasadena, CA

16656 Bernardo Ctr. Drive
Rancho Bernardo, CA

1220 Roseville Parkway
Roseville, CA

1740 Arden Way
Sacramento, CA

7676 Hazard Center Drive
San Diego, CA

11943 El Camino Real
San Diego, CA

8 Montgomery Street
San Francisco, CA

3793 State Street
Santa Barbara, CA

1200 Wilshire Boulevard
Santa Monica, CA

398 West El Camino Real
Sunnyvale, CA

111 South Westlake Blvd
Thousand Oaks, CA

21701 Hawthorne Boulevard
Torrance, CA

2001 North Main Street
Walnut Creek, CA

6326 Canoga Avenue
Woodland Hills, CA

Colorado

281 East Flatiron Circle
Broomfield, CO

1625 Broadway
Denver, CO

9185 Westview Road
Lone Tree, CO

Connecticut

48 West Putnam Avenue
Greenwich, CT

265 Church Street
New Haven, CT

300 Atlantic Street
Stamford, CT

29 South Main Street
West Hartford, CT

Delaware

400 Delaware Avenue
Wilmington, DE

Florida

175 East Altamonte Drive
Altamonte Springs, FL

4400 N. Federal Highway
Boca Raton, FL

121 Alhambra Plaza
Coral Gables, FL

2948 N. Federal Highway
Ft. Lauderdale, FL

4671 Town Center Parkway
Jacksonville, FL

8880 Tamiami Trail, North
Naples, FL

230 Royal Palm Way
Palm Beach, FL

3501 PGA Boulevard
Palm Beach Gardens, FL

3550 Tamiami Trail, South
Sarasota, FL

1502 N. Westshore Blvd.
Tampa, FL

2465 State Road 7
Wellington, FL

Georgia

3445 Peachtree Road, N.E.
Atlanta, GA

1000 Abernathy Road
Atlanta, GA

Illinois

One North LaSalle Street
Chicago, IL

401 North Michigan Avenue
Chicago, IL

One Skokie Valley Road
Highland Park, IL

1415 West 22nd Street
Oak Brook, IL

15105 S LaGrange Road
Orland Park, IL

1572 East Golf Road
Schaumburg, IL

Indiana

4729 East 82nd Street
Indianapolis, IN

8480 Keystone Crossing
Indianapolis, IN

Kansas

5400 College Boulevard
Overland Park, KS

Maine

Three Canal Plaza
Portland, ME

Maryland

7315 Wisconsin Avenue
Bethesda, MD

610 York Road
Towson, MD

Massachusetts

801 Boylston Street
Boston, MA

155 Congress Street
Boston, MA

300 Granite Street
Braintree, MA

44 Mall Road
Burlington, MA

238 Main Street
Cambridge, MA

200 Endicott Street
Danvers, MA

Fidelity Brokerage Services, Inc., 100 Summer St., Boston, MA 02110 Member NYSE/SIPC

Annual Report

405 Cochituate Road
Framingham, MA

551 Boston Turnpike
Shrewsbury, MA

Michigan

500 E. Eisenhower Pkwy.
Ann Arbor, MI

280 Old N. Woodward Ave.
Birmingham, MI

30200 Northwestern Hwy.
Farmington Hills, MI

43420 Grand River Avenue
Novi, MI

Minnesota

7740 France Avenue South
Edina, MN

8342 3rd Street North
Oakdale, MN

Missouri

1524 South Lindbergh Blvd.
St. Louis, MO

Nevada

2225 Village Walk Drive
Henderson, NV

New Jersey

501 Route 73 South
Marlton, NJ

150 Essex Street
Millburn, NJ

35 Morris Street
Morristown, NJ

396 Route 17, North
Paramus, NJ

3518 Route 1 North
Princeton, NJ

530 Broad Street
Shrewsbury, NJ

New Mexico

2261 Q Street NE
Albuquerque, NM

New York

1130 Franklin Avenue
Garden City, NY

37 West Jericho Turnpike
Huntington Station, NY

1271 Avenue of the Americas
New York, NY

980 Madison Avenue
New York, NY

61 Broadway
New York, NY

350 Park Avenue
New York, NY

200 Fifth Avenue
New York, NY

733 Third Avenue
New York, NY

11 Penn Plaza
New York, NY

2070 Broadway
New York, NY

1075 Northern Blvd.
Roslyn, NY

799 Central Park Avenue
Scarsdale, NY

North Carolina

4611 Sharon Road
Charlotte, NC

7011 Fayetteville Road
Durham, NC

Ohio

3805 Edwards Road
Cincinnati, OH

1324 Polaris Parkway
Columbus, OH

1800 Crocker Road
Westlake, OH

28699 Chagrin Boulevard
Woodmere Village, OH

Oregon

7493 SW Bridgeport Road
Tigard, OR

Pennsylvania

600 West DeKalb Pike
King of Prussia, PA

1735 Market Street
Philadelphia, PA

12001 Perry Highway
Wexford, PA

Rhode Island

10 Memorial Boulevard
Providence, RI

Tennessee

3018 Peoples Street
Johnson City, TN

7628 West Farmington Blvd.
Germantown, TN

2035 Mallory Lane
Franklin, TN

Texas

10000 Research Boulevard
Austin, TX

4001 Northwest Parkway
Dallas, TX

12532 Memorial Drive
Houston, TX

2701 Drexel Drive
Houston, TX

6560 Fannin Street
Houston, TX

1701 Lake Robbins Drive
The Woodlands, TX

6500 N. MacArthur Blvd.
Irving, TX

6005 West Park Boulevard
Plano, TX

14100 San Pedro
San Antonio, TX

1576 East Southlake Blvd.
Southlake, TX

Utah

279 West South Temple
Salt Lake City, UT

Virginia

1861 International Drive
McLean, VA

Washington

10500 NE 8th Street
Bellevue, WA

1518 6th Avenue
Seattle, WA

Washington, DC

1900 K Street, N.W.
Washington, DC

Wisconsin

16020 West Bluemound Road
Brookfield, WI

Annual Report

Investment Adviser

Fidelity Management & Research Company

Boston, MA

Investment Sub-Advisers

FMR Co., Inc.

Fidelity Research & Analysis Company

Fidelity Investments Japan Limited

FIL Investment Advisors

FIL Investment Advisors (U.K.) Ltd.

Fidelity Management & Research
(Japan) Inc.

Fidelity Management & Research
(Hong Kong) Limited

Fidelity Management & Research
(U.K.) Inc.

General Distributor

Fidelity Distributors Corporation

Boston, MA

Transfer and Service Agents

Fidelity Investments Institutional
Operations Company, Inc.

Boston, MA

Fidelity Service Company, Inc.

Boston, MA

Custodian

The Bank of New York

New York, NY

The Fidelity Telephone Connection

Mutual Fund 24-Hour Service

Exchanges/Redemptions
and Account Assistance 1-800-544-6666

Product Information 1-800-544-6666

Retirement Accounts 1-800-544-4774
(8 a.m. - 9 p.m.)

TDD Service 1-800-544-0118
for the deaf and hearing impaired
(9 a.m. - 9 p.m. Eastern time)

Fidelity Automated Service
Telephone (FAST®) 1-800-544-5555

Automated line for quickest service

FHI-UANN-1208
1.784743.105

(Fidelity Investment logo)(registered trademark)
Fidelity® Advisor

High Income Advantage

Fund - Class A, Class T, Class B and Class C

Annual Report

October 31, 2008

(2_fidelity_logos) (Registered_Trademark)

Contents

Chairman's Message	<Click Here>	Ned Johnson's message to shareholders.
Performance	<Click Here>	How the fund has done over time.
Management's Discussion	<Click Here>	The manager's review of fund performance, strategy and outlook.
Shareholder Expense Example	<Click Here>	An example of shareholder expenses.
Investment Changes	<Click Here>	A summary of major shifts in the fund's investments over the past six months.
Investments	<Click Here>	A complete list of the fund's investments with their market values.
Financial Statements	<Click Here>	Statements of assets and liabilities, operations, and changes in net assets, as well as financial highlights.
Notes	<Click Here>	Notes to the financial statements.
Report of Independent Registered Public Accounting Firm	<Click Here>
Trustees and Officers	<Click Here>
Distributions	<Click Here>
Proxy Voting Results	<Click Here>
Board Approval of Investment Advisory Contracts and Management Fees	<Click Here>

To view a fund's proxy voting guidelines and proxy voting record for the 12-month period ended June 30, visit http://www.fidelity.com (search for "proxy voting guidelines") or visit the Securities and Exchange Commission's (SEC) web site at http://www.sec.gov. You may also call 1-877-208-0098 to request a free copy of the proxy voting guidelines.

Standard & Poor's, S&P and S&P 500 are registered service marks of The McGraw-Hill Companies, Inc. and have been licensed for use by Fidelity Distributors Corporation.

Other third party marks appearing herein are the property of their respective owners.

All other marks appearing herein are registered or unregistered trademarks or service marks of FMR LLC or an affiliated company.

Annual Report

This report and the financial statements contained herein are submitted for the general information of the shareholders of the fund. This report is not authorized for distribution to prospective investors in the fund unless preceded or accompanied by an effective prospectus.

A fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. Forms N-Q are available on the SEC's web site at http://www.sec.gov. A fund's Forms N-Q may be reviewed and copied at the SEC's Public Reference Room in Washington, DC. Information regarding the operation of the SEC's Public Reference Room may be obtained by calling 1-800-SEC-0330. For a complete list of a fund's portfolio holdings, view the most recent holdings listing, semiannual report, or annual report on Fidelity's web site at http://www.fidelity.com or http://www.advisor.fidelity.com, as applicable.

NOT FDIC INSURED · MAY LOSE VALUE · NO BANK GUARANTEE

Neither the fund nor Fidelity Distributors Corporation is a bank.

Annual Report

Chairman's Message

(photo_of_Edward_C_Johnson_3d)

Dear Shareholder:

Turmoil has been the watchword for the world's securities markets in 2008, with domestic and international stocks down sharply amid the global credit squeeze. A flight to quality boosted returns for U.S. Treasuries, one of the few asset classes with positive results heading into the latter stages of the year. Financial markets are always unpredictable, but there are a number of time-tested principles that can put the historical odds in your favor.

One of the basic tenets is to invest for the long term. Over time, riding out the markets' inevitable ups and downs has proven much more effective than selling into panic or chasing the hottest trend. Even missing only a few of the markets' best days can significantly diminish investor returns. Patience also affords the benefits of compounding - of earning interest on additional income or reinvested dividends and capital gains. There are tax advantages and cost benefits to consider as well. The more you sell, the more taxes you pay, and the more you trade, the higher the costs. While staying the course doesn't eliminate risk, it can considerably lessen the effect of short-term declines.

You can further manage your investing risk through diversification. And today, more than ever, geographic diversification should be taken into account. Studies indicate that asset allocation is the single most important determinant of a portfolio's long-term success. The right mix of stocks, bonds and cash - aligned to your particular risk tolerance and investment objective - is very important. Age-appropriate rebalancing is also an essential aspect of asset allocation. For younger investors, an emphasis on equities - which historically have been the best-performing asset class over time - is encouraged. As investors near their specific goal, such as retirement or sending a child to college, consideration may be given to replacing volatile assets (e.g. common stocks) with more-stable fixed investments (bonds or savings plans).

A third investment principle - investing regularly - can help lower the average cost of your purchases. Investing a certain amount of money each month or quarter helps ensure you won't pay for all your shares at market highs. This strategy - known as dollar cost averaging - also reduces unconstructive "emotion" from investing, helping shareholders avoid selling weak performers just prior to an upswing, or chasing a hot performer just before a correction.

We invite you to contact us via the Internet, through our Investor Centers or over the phone. It is our privilege to provide you the information you need to make the investments that are right for you.

Sincerely,

/s/Edward C. Johnson 3d

Edward C. Johnson 3d

Annual Report

Performance: The Bottom Line

Average annual total return reflects the change in the value of an investment, assuming reinvestment of the class' dividend income and capital gains (the profits earned upon the sale of securities that have grown in value, if any) and assuming a constant rate of performance each year. The $10,000 table and the fund's returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. During periods of reimbursement by Fidelity, a fund's total return will be greater than it would be had the reimbursement not occurred. How a fund did yesterday is no guarantee of how it will do tomorrow. Returns reflect the conversion of Class B shares to Class A shares after a maximum of seven years.

Average Annual Total Returns

Periods ended October 31, 2008	Past 1 year	Past 5 years	Past 10 years
Class A (incl. 4.00% sales charge)	-38.00%	-0.72%	2.61%
Class T (incl. 4.00% sales charge)	-37.94%	-0.73%	2.55%
Class B (incl. contingent deferred sales charge) A	-38.84%	-0.91%	2.49%
Class C (incl. contingent deferred sales charge)B	-36.43%	-0.67%	2.21%

A Class B shares' contingent deferred sales charges included in the past one year, past five years, and past 10 years total return figures are 5%, 2%, and 0%, respectively.

B Class C shares' contingent deferred sales charge included in the past one year, past five years, and past 10 years total return figures are 1%, 0%, and 0%, respectively.

Annual Report

$10,000 Over 10 Years

Let's say hypothetically that $10,000 was invested in Fidelity® Advisor High Income Advantage Fund - Class A on October 31, 1998, and the current 4.00% sales charge was paid. The chart shows how the value of your investment would have changed, and also shows how the Merrill Lynch® U.S. High Yield Master II Constrained Index performed over the same period.

In prior years, the performance from year to year was represented by the performance of Class T. Going forward, the fund's performance will be represented by Class A for consistency with other fund materials.

Annual Report

Management's Discussion of Fund Performance

Comments from Thomas Soviero, Portfolio Manager of Fidelity® Advisor High Income Advantage Fund

Faced with a monumental credit crunch, contracting U.S. economic growth, concerns about corporate business fundamentals, a rising default rate and shrinking demand from risk-averse investors, high-yield bonds were sent reeling during the 12 months ending October 31, 2008. The Merrill Lynch® U.S. High Yield Master II Constrained Index declined 26.23% during that time frame. The debt markets suffered from a freeze-up as credit grew ever tighter, with banks and other financial institutions posting significant losses and hoarding cash to cover any exposure they had to troubled assets linked to subprime mortgages. In September, the U.S. government took over mortgage giants Fannie Mae and Freddie Mac as well as insurance behemoth American International Group (AIG). Conditions worsened, though, as investment bank Lehman Brothers failed, leading Congress to approve a $700 billion bailout plan for Wall Street in early October. Looking to keep the financial markets and the economy from collapsing, the Federal Reserve Board cut the benchmark federal funds target rate twice in October, with the first easing done in concert with other central banks around the world. As the period came to a close, the markets remained in turmoil due to contracting economic growth and uncertainty about the outcome of the U.S. presidential election.

During the past year, the fund's Class A, Class T, Class B and Class C shares returned -35.41%, -35.36%, -35.83% and -35.83%, respectively (excluding sales charges), underperforming the Merrill Lynch index. Weak performance from the fund's equity positions was the main reason for the performance shortfall. Overall, fund performance also was held back by unfavorable security selection in telecommunications, energy, automotive and shipping. The fund was helped by more-successful security selection in publishing/printing - although this was offset somewhat by overweighting the group - as well as the fund's cash position. Main detractors included telecom services providers PAETEC (common stock) and McLeodUSA (common stock); which was acquired by PAETEC; oil and natural gas pipeline operator El Paso (bonds and common stock); cable TV company Charter Communications (bonds, common stock and bank loans); theme park operator Six Flags (common stock, bonds and loans); Station Casinos (bonds); copper producer Freeport-McMoRan Copper & Gold (common stock, bonds). Cosmetics manufacturer Revlon (common stock), coal producer Alpha Natural Resources (common stock) and hospital operator Tenet Healthcare (bonds and common stock) contributed to performance, as did not owning publisher R.H. Donnelley and underweighting casino firm Harrah's, which were weak-performing index components. Some securities mentioned here were not held at period end.

During the past year, the fund's Institutional Class shares returned -35.17%, underperforming the Merrill Lynch index. Weak performance from the fund's equity positions was the main reason for the performance shortfall. Overall, fund performance also was held back by unfavorable security selection in telecommunications, energy, automotive and shipping. The fund was helped by more-successful security selection in publishing/printing - although this was offset somewhat by overweighting the group - as well as the fund's cash position. Main detractors included telecom services providers PAETEC (common stock) and McLeodUSA (common stock), which was acquired by PAETEC; oil and natural gas pipeline operator El Paso (bonds and common stock); cable TV company Charter Communications (bonds, common stock and bank loans); theme park operator Six Flags (common stock, bonds and loans); Station Casinos (bonds); copper producer Freeport-McMoRan Copper & Gold (common stock, bonds). Cosmetics manufacturer Revlon (common stock), coal producer Alpha Natural Resources (common stock) and hospital operator Tenet Healthcare (bonds and common stock) contributed to performance, as did not owning publisher R.H. Donnelley and underweighting casino firm Harrah's, which were weak-performing index components. Some securities mentioned here were not held at period end.

Annual Report

The views expressed above reflect those of the portfolio manager(s) only through the end of the period as stated on the cover of this report and do not necessarily represent the views of Fidelity or any other person in the Fidelity organization. Any such views are subject to change at any time based upon market or other conditions and Fidelity disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Fidelity fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Fidelity fund.

Annual Report

Shareholder Expense Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments or redemption proceeds, redemption fees, and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (May 1, 2008 to October 31, 2008).

Actual Expenses

The first line of the accompanying table for each class of the Fund provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000.00 (for example, an $8,600 account value divided by $1,000.00 = 8.6), then multiply the result by the number in the first line for a class of the Fund under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period. In addition, the Fund, as a shareholder in the underlying Fidelity Central Funds, will indirectly bear its pro rata share of the fees and expenses incurred by the underlying Fidelity Central Funds. These fees and expenses are not included in the Fund's annualized expense ratio used to calculate the expense estimate in the table below.

Hypothetical Example for Comparison Purposes

The second line of the accompanying table for each class of the Fund provides information about hypothetical account values and hypothetical expenses based on a Class' actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Class' actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. In addition, the Fund, as a shareholder in the underlying Fidelity Central Funds, will indirectly bear its pro rata share of the fees and expenses incurred by the underlying Fidelity Central Funds. These fees and expenses are not included in the Fund's annualized expense ratio used to calculate the expense estimate in the table below.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

Annual Report

	Annualized Expense Ratio	Beginning Account Value May 1, 2008	Ending Account Value October 31, 2008	Expenses Paid During Period* May 1, 2008 to October 31, 2008
Class A	1.07%
Actual		$ 1,000.00	$ 678.70	$ 4.52
Hypothetical A		$ 1,000.00	$ 1,019.76	$ 5.43
Class T	1.05%
Actual		$ 1,000.00	$ 679.80	$ 4.43
Hypothetical A		$ 1,000.00	$ 1,019.86	$ 5.33
Class B	1.75%
Actual		$ 1,000.00	$ 676.70	$ 7.38
Hypothetical A		$ 1,000.00	$ 1,016.34	$ 8.87
Class C	1.80%
Actual		$ 1,000.00	$ 677.50	$ 7.59
Hypothetical A		$ 1,000.00	$ 1,016.09	$ 9.12
Institutional Class	.80%
Actual		$ 1,000.00	$ 681.00	$ 3.38
Hypothetical A		$ 1,000.00	$ 1,021.11	$ 4.06

A 5% return per year before expenses

* Expenses are equal to each Class' annualized expense ratio, multiplied by the average account value over the period, multiplied by 184/366 (to reflect the one-half year period).

Annual Report

Investment Changes (Unaudited)

Top Five Holdings as of October 31, 2008
(by issuer, excluding cash equivalents)	% of fund's net assets	% of fund's net assets 6 months ago
Freescale Semiconductor, Inc.	3.0	2.8
El Paso Corp.	2.9	3.2
Tenet Healthcare Corp.	2.9	2.1
Intelsat Ltd.	2.8	2.5
Thomson Learning, Inc.	2.6	2.1
	14.2
Top Five Market Sectors as of October 31, 2008
	% of fund's net assets	% of fund's net assets 6 months ago
Energy	8.6	10.9
Automotive	8.5	9.3
Telecommunications	7.9	7.6
Technology	7.8	7.6
Healthcare	7.1	8.7
Quality Diversification (% of fund's net assets)
As of October 31, 2008	As of April 30, 2008
BBB 0.7%	BBB 0.5%
BB 19.2%	BB 18.9%
B 30.2%	B 30.3%
CCC,CC,C 25.8%	CCC,CC,C 24.5%
Not Rated 2.4%	Not Rated 2.4%
Equities 17.7%	Equities 19.0%
Short-Term Investments and Net Other Assets 4.0%	Short-Term Investments and Net Other Assets 4.4%

We have used ratings from Moody's® Investors Services, Inc. Where Moody's ratings are not available, we have used S&P ratings.
Asset Allocation (% of fund's net assets)
As of October 31, 2008 *		As of April 30, 2008 **
	Nonconvertible Bonds 50.2%		Nonconvertible Bonds 52.4%
	Convertible Bonds, Preferred Stocks 6.9%		Convertible Bonds, Preferred Stocks 6.6%
	Common Stocks 12.0%		Common Stocks 13.9%
	Floating Rate Loans 26.9%		Floating Rate Loans 22.7%
	Short-Term Investments and Net Other Assets 4.0%		Short-Term Investments and Net Other Assets 4.4%
* Foreign investments	8.7%	** Foreign investments	10.6%

Annual Report

Investments October 31, 2008

Showing Percentage of Net Assets

Corporate Bonds - 51.4%
	Principal Amount (000s)	Value (000s)
Convertible Bonds - 1.2%
Air Transportation - 0.1%
UAL Corp. 4.5% 6/30/21 (h)	$ 5,200	$ 2,785
Cable TV - 0.0%
Charter Communications, Inc. 6.5% 10/1/27	1,964	371
Energy - 0.9%
Chesapeake Energy Corp. 2.5% 5/15/37	28,800	17,870
Peabody Energy Corp. 4.75% 12/15/66	5,000	3,519
		21,389
Telecommunications - 0.2%
ICO North America, Inc. 7.5% 8/15/09 (j)	11,622	5,811
TOTAL CONVERTIBLE BONDS		30,356
Nonconvertible Bonds - 50.2%
Aerospace - 0.9%
Orbimage Holdings, Inc. 12.6538% 7/1/12 (i)	3,710	3,562
Sequa Corp.:
11.75% 12/1/15 (h)	18,960	11,755
13.5% 12/1/15 pay-in-kind (h)	11,842	6,483
		21,800
Air Transportation - 0.7%
American Airlines, Inc. pass thru trust certificates 10.18% 1/2/13	4,757	3,996
American Airlines, Inc. pass-thru trust certificates 7.377% 5/23/19	10,552	4,432
Continental Airlines, Inc.:
pass-thru trust certificates 6.903% 4/19/22	1,480	829
5.9356% 6/2/13 (i)	7,330	4,765
7.339% 4/19/14	2,480	1,649
Delta Air Lines, Inc.:
8% 12/15/07 (a)(h)	10,571	132
10% 8/15/49 (a)	29,000	363
Delta Air Lines, Inc. pass-thru trust certificates 7.779% 1/2/12	1,216	961
Northwest Airlines Corp. 10% 2/1/09 (a)	1,524	15
Northwest Airlines, Inc.:
7.875% 3/15/08 (a)	7,755	39
9.875% 3/15/07 (a)	6,255	63
		17,244
Corporate Bonds - continued
	Principal Amount (000s)	Value (000s)
Nonconvertible Bonds - continued
Automotive - 6.0%
Accuride Corp. 8.5% 2/1/15	$ 7,885	$ 3,154
Allison Transmission, Inc. 11% 11/1/15 (h)	5,120	3,226
Ford Motor Credit Co. LLC:
7% 10/1/13	46,900	25,980
7.25% 10/25/11	1,335	808
7.375% 2/1/11	12,175	7,576
7.8% 6/1/12	27,200	15,232
8% 12/15/16	7,110	3,911
9.75% 9/15/10	9,074	6,171
12% 5/15/15	3,030	1,909
General Motors Acceptance Corp.:
6.75% 12/1/14	6,007	3,034
6.875% 8/28/12	1,100	602
7% 2/1/12	22,680	12,708
8% 11/1/31	36,470	16,535
General Motors Corp. 8.375% 7/15/33	83,185	27,035
GMAC LLC:
6% 12/15/11	11,415	6,164
6.625% 5/15/12	9,210	5,066
The Goodyear Tire & Rubber Co.:
7.857% 8/15/11	4,295	3,608
8.625% 12/1/11	5,020	4,167
		146,886
Banks and Thrifts - 0.0%
Washington Mutual Bank 5.5% 1/15/13	10,000	0
Broadcasting - 0.2%
Nexstar Finance Holdings LLC/Nexstar Finance Holdings, Inc. 11.375% 4/1/13	6,395	3,901
Building Materials - 0.9%
Owens Corning:
6.5% 12/1/16	10,615	7,902
7% 12/1/36	21,430	13,572
		21,474
Cable TV - 3.3%
Charter Communications Holdings I LLC/Charter Communications Holdings I Capital Corp.:
11% 10/1/15	125,524	56,486
Corporate Bonds - continued
	Principal Amount (000s)	Value (000s)
Nonconvertible Bonds - continued
Cable TV - continued
Charter Communications Holdings I LLC/Charter Communications Holdings I Capital Corp.: - continued
11% 10/1/15	$ 10,460	$ 4,707
CSC Holdings, Inc. 6.75% 4/15/12	22,870	19,668
		80,861
Capital Goods - 1.0%
Actuant Corp. 6.875% 6/15/17	9,080	7,491
Mueller Water Products, Inc. 7.375% 6/1/17	7,180	4,685
Park-Ohio Industries, Inc. 8.375% 11/15/14	20,525	12,007
		24,183
Chemicals - 1.1%
Georgia Gulf Corp. 9.5% 10/15/14	39,380	16,933
MacDermid, Inc. 9.5% 4/15/17 (h)	900	486
Momentive Performance Materials, Inc. 10.875% 12/1/14 pay-in-kind (i)	5,855	2,511
Phibro Animal Health Corp. 13% 8/1/14 (h)	6,760	5,678
Tronox Worldwide LLC/Tronox Worldwide Finance Corp. 9.5% 12/1/12	7,610	1,674
		27,282
Containers - 0.2%
Berry Plastics Corp. 9.5025% 2/15/15 (i)	7,560	5,670
Diversified Financial Services - 1.5%
Cardtronics, Inc. 9.25% 8/15/13	2,840	2,272
Nuveen Investments, Inc. 10.5% 11/15/15 (h)	10,450	3,135
Residential Capital LLC 9.625% 5/15/15 (h)	112,768	28,756
Triad Acquisition Corp. 11.125% 5/1/13	4,170	2,085
		36,248
Diversified Media - 0.2%
Nielsen Finance LLC/Nielsen Finance Co. 0% 8/1/16 (e)	10,235	3,992
Electric Utilities - 3.1%
AES Corp. 8% 6/1/20 (h)	7,475	5,494
Calpine Corp.:
8.5% 7/15/10 (d)(h)	16,320	0
8.75% 7/15/13 (d)(h)	5,865	0
Edison Mission Energy 7.625% 5/15/27	18,110	11,953
Energy Future Holdings 10.875% 11/1/17 (h)	29,270	22,831
Intergen NV 9% 6/30/17 (h)	32,660	27,108
Corporate Bonds - continued
	Principal Amount (000s)	Value (000s)
Nonconvertible Bonds - continued
Electric Utilities - continued
Mirant Americas Generation LLC:
8.5% 10/1/21	$ 2,080	$ 1,456
9.125% 5/1/31	9,625	6,738
		75,580
Energy - 3.8%
Chaparral Energy, Inc.:
8.5% 12/1/15	2,225	1,090
8.875% 2/1/17	3,410	1,671
Connacher Oil and Gas Ltd. 10.25% 12/15/15 (h)	8,360	5,518
El Paso Corp. 6.95% 6/1/28	15,800	10,270
El Paso Energy Corp. 7.75% 1/15/32	1,970	1,363
Energy Partners Ltd. 9.8775% 4/15/13 (i)	4,990	2,495
Helix Energy Solutions Group, Inc. 9.5% 1/15/16 (h)	10,880	6,854
Hilcorp Energy I LP/Hilcorp Finance Co. 7.75% 11/1/15 (h)	6,520	4,629
Mariner Energy, Inc. 8% 5/15/17	5,665	3,286
OPTI Canada, Inc.:
7.875% 12/15/14	4,440	2,664
8.25% 12/15/14	5,105	3,318
Petroleum Development Corp. 12% 2/15/18	7,940	6,987
Plains Exploration & Production Co. 7.75% 6/15/15	22,700	16,685
SandRidge Energy, Inc.:
8% 6/1/18 (h)	9,675	5,926
8.625% 4/1/15 pay-in-kind (i)	2,450	1,593
Stallion Oilfield Services Ltd./Stallion Oilfield Finance Corp. 9.75% 2/1/15 (h)	7,490	2,996
Stone Energy Corp. 6.75% 12/15/14	4,320	2,678
Venoco, Inc. 8.75% 12/15/11	3,670	2,688
W&T Offshore, Inc. 8.25% 6/15/14 (h)	8,165	5,716
Williams Partners LP/Williams Partners Finance Corp. 7.25% 2/1/17	6,820	5,524
		93,951
Entertainment/Film - 0.2%
Livent, Inc. yankee 9.375% 10/15/04 (d)	11,100	111
Marquee Holdings, Inc. 12% 8/15/14	6,990	4,194
		4,305
Environmental - 0.4%
Allied Waste North America, Inc. 7.25% 3/15/15	11,560	10,288
Corporate Bonds - continued
	Principal Amount (000s)	Value (000s)
Nonconvertible Bonds - continued
Food and Drug Retail - 1.7%
Ahold Finance USA, Inc. 8.25% 7/15/10	$ 11,385	$ 11,294
Albertsons, Inc. 8% 5/1/31	10,100	7,240
Nutritional Sourcing Corp. 10.125% 8/1/09 (d)	7,424	1,485
Rite Aid Corp.:
6.875% 8/15/13	3,735	1,158
7.5% 3/1/17	15,945	10,085
8.625% 3/1/15	11,160	3,962
9.375% 12/15/15	1,345	477
9.5% 6/15/17	17,625	6,433
		42,134
Food/Beverage/Tobacco - 0.2%
Pilgrims Pride Corp.:
7.625% 5/1/15	8,690	3,042
8.375% 5/1/17	9,845	1,181
		4,223
Gaming - 3.0%
Downstream Development Authority 12% 10/15/15 (h)	8,750	5,250
Fontainebleau Las Vegas Holdings LLC/Fontainebleau Las Vegas Capital Corp. 10.25% 6/15/15 (h)	4,590	643
Indianapolis Downs LLC & Capital Corp. 11% 11/1/12 (h)	11,260	5,630
MGM Mirage, Inc.:
5.875% 2/27/14	7,415	4,375
6.625% 7/15/15	26,765	15,524
6.875% 4/1/16	1,155	670
7.5% 6/1/16	18,920	11,163
7.625% 1/15/17	6,885	4,028
13% 11/15/13 (h)	6,670	6,153
Park Place Entertainment Corp. 8.125% 5/15/11	15,195	5,394
Shingle Springs Tribal Gaming Authority 9.375% 6/15/15 (h)	2,960	1,628
Station Casinos, Inc.:
6% 4/1/12	610	214
6.5% 2/1/14	11,174	1,201
6.625% 3/15/18	21,790	2,342
6.875% 3/1/16	25,805	2,774
Corporate Bonds - continued
	Principal Amount (000s)	Value (000s)
Nonconvertible Bonds - continued
Gaming - continued
Station Casinos, Inc.: - continued
7.75% 8/15/16	$ 2,290	$ 767
Wynn Las Vegas LLC/Wynn Las Vegas Capital Corp. 6.625% 12/1/14	7,475	5,382
		73,138
Healthcare - 3.3%
HCA, Inc. 6.375% 1/15/15	4,730	2,791
ReAble Therapeutics Finance LLC/ReAble Therapeutics Finance Corp. 11.75% 11/15/14	20,745	14,936
Tenet Healthcare Corp.:
6.875% 11/15/31	16,215	8,594
7.375% 2/1/13	19,705	16,060
9.25% 2/1/15	11,960	9,837
9.875% 7/1/14	11,290	9,328
VWR Funding, Inc. 10.25% 7/15/15	30,000	18,000
		79,546
Homebuilding/Real Estate - 0.2%
K. Hovnanian Enterprises, Inc.:
6.25% 1/15/15	2,910	815
6.25% 1/15/16	8,755	2,539
6.375% 12/15/14	1,535	445
Rouse Co. 5.375% 11/26/13	1,600	544
		4,343
Insurance - 1.1%
Provident Companies, Inc.:
7% 7/15/18	11,260	9,774
7.25% 3/15/28	17,830	12,668
UnumProvident Corp.:
6.75% 12/15/28	4,814	3,209
7.19% 2/1/28	1,145	947
USI Holdings Corp. 9.75% 5/15/15 (h)	1,550	977
		27,575
Leisure - 1.0%
Six Flags Operations, Inc. 12.25% 7/15/16 (h)	43,228	22,911
Six Flags, Inc. 8.875% 2/1/10	914	548
		23,459
Metals/Mining - 2.0%
Aleris International, Inc. 9% 12/15/14	8,895	3,069
Corporate Bonds - continued
	Principal Amount (000s)	Value (000s)
Nonconvertible Bonds - continued
Metals/Mining - continued
FMG Finance Property Ltd. 10.625% 9/1/16 (h)	$ 13,835	$ 9,546
Freeport-McMoRan Copper & Gold, Inc.:
8.25% 4/1/15	21,240	16,833
8.375% 4/1/17	21,580	16,778
Novelis, Inc. 7.25% 2/15/15	5,000	3,700
		49,926
Paper - 0.5%
Abitibi-Consolidated, Inc.:
6% 6/20/13	7,500	1,538
7.75% 6/15/11	1,500	300
13.75% 4/1/11 (h)	5,005	4,004
Georgia-Pacific Corp. 7.7% 6/15/15	8,645	6,008
		11,850
Publishing/Printing - 2.4%
Cadmus Communications Corp. 8.375% 6/15/14	3,260	2,095
Cenveo Corp. 7.875% 12/1/13	19,620	12,459
Deluxe Corp.:
5% 12/15/12	8,680	5,729
5.125% 10/1/14	5,170	3,050
The Reader's Digest Association, Inc. 9% 2/15/17	12,940	3,882
TL Acquisitions, Inc.:
0% 7/15/15 (e)(h)	20,040	9,820
10.5% 1/15/15 (h)	11,720	6,973
Tribune Co. 4.875% 8/15/10	15,730	6,449
Valassis Communications, Inc. 8.25% 3/1/15	13,950	7,533
		57,990
Railroad - 0.2%
Kansas City Southern Railway Co. 8% 6/1/15	4,830	3,973
Restaurants - 0.2%
OSI Restaurant Partners, Inc. 10% 6/15/15	20,000	4,600
Services - 0.9%
ARAMARK Corp. 8.5% 2/1/15	3,015	2,555
Cardtronics, Inc. 9.25% 8/15/13	7,250	5,800
Cornell Companies, Inc. 10.75% 7/1/12	7,345	6,427
Muzak LLC/Muzak Finance Corp. 10% 2/15/09	6,460	4,845
Rental Service Corp. 9.5% 12/1/14	5,095	3,057
		22,684
Corporate Bonds - continued
	Principal Amount (000s)	Value (000s)
Nonconvertible Bonds - continued
Specialty Retailing - 0.7%
General Nutrition Centers, Inc. 7.5844% 3/15/14 (i)	$ 14,050	$ 8,641
Intcomex, Inc. 11.75% 1/15/11	6,260	3,944
Sally Holdings LLC 10.5% 11/15/16	7,590	5,730
		18,315
Super Retail - 0.3%
NBC Acquisition Corp. 11% 3/15/13	11,890	8,204
Technology - 3.4%
Advanced Micro Devices, Inc. 7.75% 11/1/12	9,075	5,627
Avago Technologies Finance Ltd. 10.125% 12/1/13	12,850	10,794
Ceridian Corp. 11.25% 11/15/15 (h)	7,320	4,538
Freescale Semiconductor, Inc. 10.125% 12/15/16	27,795	10,701
Nortel Networks Corp.:
10.125% 7/15/13	7,545	3,999
10.75% 7/15/16	1,885	990
10.75% 7/15/16 (h)	3,775	1,982
NXP BV:
7.5025% 10/15/13 (i)	10,405	4,578
9.5% 10/15/15	37,445	12,825
Open Solutions, Inc. 9.75% 2/1/15 (h)	1,550	682
Spansion LLC 11.25% 1/15/16 (h)	15,415	2,775
SS&C Technologies, Inc. 11.75% 12/1/13	8,145	7,738
SunGard Data Systems, Inc. 10.25% 8/15/15	5,555	3,944
Viasystems, Inc. 10.5% 1/15/11	13,440	11,424
		82,597
Telecommunications - 5.3%
Citizens Communications Co. 7.875% 1/15/27	6,970	3,224
Cricket Communications, Inc.:
9.375% 11/1/14	3,785	3,028
10% 7/15/15 (h)	8,790	7,384
Digicel Group Ltd. 8.875% 1/15/15 (h)	19,270	10,791
Intelsat Jackson Holdings Ltd. 11.5% 6/15/16 (h)	1,180	991
Intelsat Ltd.:
6.5% 11/1/13	56,412	28,206
7.625% 4/15/12	31,775	19,701
11.25% 6/15/16	22,225	18,975
Level 3 Financing, Inc.:
9.25% 11/1/14	2,275	1,251
12.25% 3/15/13	11,405	7,356
MetroPCS Wireless, Inc. 9.25% 11/1/14	18,405	15,322
Corporate Bonds - continued
	Principal Amount (000s)	Value (000s)
Nonconvertible Bonds - continued
Telecommunications - continued
Qwest Corp. 7.5% 10/1/14	$ 4,250	$ 3,230
Sprint Capital Corp. 6.875% 11/15/28	7,515	4,396
Windstream Corp. 8.625% 8/1/16	7,030	5,343
		129,198
Textiles & Apparel - 0.3%
Hanesbrands, Inc. 6.5081% 12/15/14 (h)(i)	9,940	6,759
TOTAL NONCONVERTIBLE BONDS		1,224,179
TOTAL CORPORATE BONDS (Cost $2,067,554)		1,254,535
Common Stocks - 12.0%
	Shares
Air Transportation - 0.6%
Delta Air Lines, Inc. (a)(f)	1,422,650	15,621
Automotive - 0.3%
Penske Auto Group, Inc.	1,000,000	8,190
Banks and Thrifts - 0.0%
Washington Mutual, Inc.	2,619,785	162
Broadcasting - 0.0%
Gray Television, Inc.	134,070	67
Building Materials - 1.3%
Armstrong World Industries, Inc.	72,354	1,420
Owens Corning (a)	1,976,622	31,092
		32,512
Cable TV - 0.0%
Charter Communications, Inc. Class A (a)(f)	2,032,900	894
Chemicals - 0.3%
Celanese Corp. Class A	300,000	4,158
NOVA Chemicals Corp.	300,000	3,894
		8,052
Consumer Products - 2.2%
Revlon, Inc. (a)(g)	4,464,520	53,083
Containers - 0.1%
Anchor Glass Container Corp.	172,857	1,210
Common Stocks - continued
	Shares	Value (000s)
Containers - continued
Pliant Corp. (a)	2,041	$ 0
Trivest 1992 Special Fund Ltd. (a)(j)	3,037,732	0
		1,210
Electric Utilities - 0.8%
AES Corp. (a)	1,402,509	11,178
Mirant Corp. (a)	435,643	7,632
		18,810
Energy - 0.7%
El Paso Corp.	1,700,900	16,499
Teekay Tankers Ltd.	28,500	346
		16,845
Food/Beverage/Tobacco - 0.6%
American Italian Pasta Co. Class A (a)(g)	1,203,422	15,344
Gaming - 0.0%
Virgin Media, Inc. warrants 1/10/11 (a)	3	0
Healthcare - 1.1%
Service Corp. International	272,300	1,879
Tenet Healthcare Corp. (a)	5,789,034	25,356
		27,235
Metals/Mining - 0.4%
Freeport-McMoRan Copper & Gold, Inc. Class B	300,000	8,730
Publishing/Printing - 0.3%
Cenveo, Inc. (a)	1,235,258	5,966
Shipping - 1.9%
Overseas Shipholding Group, Inc.	377,400	14,183
Ship Finance International Ltd. (NY Shares)	1,080,228	14,745
Teekay Corp.	765,000	16,333
		45,261
Technology - 1.0%
Amkor Technology, Inc. (a)	1,148,900	4,665
Flextronics International Ltd. (a)	2,665,000	11,140
Viasystems Group, Inc. (a)(j)	1,026,780	9,241
		25,046
Telecommunications - 0.4%
ICO Global Communications Holdings Ltd. Class A (a)	43,772	72
Level 3 Communications, Inc. (a)(f)	3,000,000	3,150
One Communications (j)	925,628	926
PAETEC Holding Corp. (a)	6,388,426	5,750
		9,898
Common Stocks - continued
	Shares	Value (000s)
Textiles & Apparel - 0.0%
Arena Brands Holding Corp. Class B (j)	42,253	$ 275
Pillowtex Corp. (a)	490,256	0
		275
TOTAL COMMON STOCKS (Cost $531,414)		293,201
Preferred Stocks - 5.7%

Convertible Preferred Stocks - 5.7%
Banks and Thrifts - 3.6%
Bank of America Corp. Series L, 7.25%	51,455	36,469
KeyCorp Series A, 7.75%	190,000	18,240
Wachovia Corp. 7.50%	49,909	33,189
		87,898
Energy - 1.8%
El Paso Corp. 4.99% (h)	54,500	44,633
Metals/Mining - 0.3%
Freeport-McMoRan Copper & Gold, Inc. 6.75%	144,300	6,928
TOTAL CONVERTIBLE PREFERRED STOCKS		139,459
Nonconvertible Preferred Stocks - 0.0%
Containers - 0.0%
Pliant Corp. Series AA 13.00%	18,036	90
TOTAL PREFERRED STOCKS (Cost $197,170)		139,549
Floating Rate Loans - 26.9%
	Principal Amount (000s)
Aerospace - 0.4%
DeCrane Aircraft Holdings, Inc. Tranche 2LN, term loan 11.2075% 2/21/14 (i)	$ 250	163
McKechnie Aerospace Holdings Ltd. Tranche 2LN, term loan 7.47% 5/11/15 pay-in-kind (i)	130	65
Sequa Corp. term loan 6.3797% 12/3/14 (i)	14,597	10,656
		10,884
Floating Rate Loans - continued
	Principal Amount (000s)	Value (000s)
Air Transportation - 1.6%
Delta Air Lines, Inc.:
Tranche 1LN, Revolving Credit-Linked Deposit 5.4427% 4/30/12 (i)	$ 48,213	$ 32,785
Tranche 2LN, term loan 5.8313% 4/30/14 (i)	11,036	6,511
		39,296
Automotive - 2.2%
AM General LLC term loan 8.8675% 4/17/12 (i)	6,520	3,586
Ford Motor Co. term loan 7.59% 12/15/13 (i)	30,414	16,271
General Motors Corp. term loan 5.795% 11/29/13 (i)	30,925	17,627
Lear Corp. term loan 5.7477% 4/25/12 (i)	8,104	5,187
Visteon Corp. term loan 7.75% 6/13/13 (i)	29,015	11,026
		53,697
Broadcasting - 2.0%
Univision Communications, Inc. Tranche 1LN, term loan 5.25% 9/29/14 (i)	90,045	48,624
Cable TV - 0.7%
CCO Holdings, LLC Tranche 3LN, term loan 6.2619% 9/6/14 (i)	28,745	17,534
Capital Goods - 0.4%
Dresser, Inc. Tranche 2LN, term loan 8.5569% 5/4/15 pay-in-kind (i)	6,905	4,143
Goodman Global, Inc. term loan 7.7075% 2/13/14 (i)	5,428	4,343
		8,486
Chemicals - 0.4%
Georgia Gulf Corp. term loan 9.045% 10/3/13 (i)	4,000	3,180
MacDermid, Inc. Tranche B, term loan 5.7619% 4/12/14 (i)	6,463	4,330
Millennium America/Millennium Inorganic Chemicals Ltd. Tranche 2LN, term loan 9.5119% 11/18/14 (i)	3,630	1,888
		9,398
Containers - 0.2%
Berry Plastics Holding Corp. Tranche C, term loan 4.7981% 4/3/15 (i)	7,384	5,390
Diversified Financial Services - 0.2%
AX Acquisition Corp. Tranche B1, term loan 6.0625% 8/15/14 (i)	2,846	2,248
DaimlerChrysler Financial Services Tranche 1LN, term loan 6.82% 8/3/12 (i)	5,126	3,486
		5,734
Floating Rate Loans - continued
	Principal Amount (000s)	Value (000s)
Electric Utilities - 0.5%
Texas Competitive Electric Holdings Co. LLC:
Tranche B2, term loan 6.6586% 10/10/14 (i)	$ 7,470	$ 5,845
Tranche B3, term loan 6.437% 10/10/14 (i)	8,080	6,363
		12,208
Energy - 1.4%
Antero Resources Corp. Tranche 2LN, term loan 7.954% 4/12/14 (i)	17,170	13,393
Hawkeye Renewables LLC Tranche 1LN, term loan 7.3725% 6/30/12 (i)	45,306	19,935
Venoco, Inc. Tranche 2LN, term loan 6.8125% 5/7/14 (i)	760	608
		33,936
Entertainment/Film - 0.1%
MGM Holdings II, Inc. Tranche B, term loan 7.0119% 4/8/12 (i)	5,582	2,624
Food/Beverage/Tobacco - 0.1%
Dean Foods Co. Tranche B, term loan 5.2616% 4/2/14 (i)	3,985	2,909
Gaming - 0.3%
Centaur Gaming LLC Tranche 1LN, term loan 9.7619% 10/30/12 (i)	2,742	1,782
Venetian Macau Ltd. Tranche B, term loan:
6.02% 5/26/12 (i)	2,366	1,479
6.02% 5/26/13 (i)	4,439	2,775
Venetian Macau US Finance, Inc. Tranche B, term loan 6.02% 5/25/13 (i)	1,695	1,059
		7,095
Healthcare - 2.7%
Community Health Systems, Inc.:
term loan 5.1611% 7/25/14 (i)	12,467	10,098
Tranche DD, term loan 7/25/14 (k)	638	517
HCA, Inc. Tranche B, term loan 6.0119% 11/17/13 (i)	63,497	52,544
Inverness Medical Innovations, Inc. Tranche 2LN, term loan 7.6787% 6/26/15 (i)	4,000	2,950
		66,109
Homebuilding/Real Estate - 0.0%
General Growth Properties, Inc. Tranche A1, term loan 5.74% 2/24/10 (i)	2,615	824
Floating Rate Loans - continued
	Principal Amount (000s)	Value (000s)
Hotels - 0.2%
Fontainebleau Florida Hotel LLC:
Tranche B, term loan 6.065% 6/6/14 (i)	$ 6,441	$ 2,705
Tranche DD, term loan 6/6/14 (k)	3,059	1,285
		3,990
Leisure - 0.4%
Six Flags, Inc. Tranche B, term loan 5.6876% 4/30/15 (i)	13,618	8,852
Paper - 0.4%
Boise Paper Holdings LLC Tranche 2LN, term loan 10% 2/22/15 (i)	1,975	1,333
NewPage Corp. term loan 7% 12/21/14 (i)	983	796
White Birch Paper Co.:
Tranche 1LN, term loan 6.52% 5/8/14 (i)	6,487	3,568
Tranche 2LN, term loan 8.57% 11/8/14 (i)	8,620	3,017
		8,714
Publishing/Printing - 2.9%
Education Media and Publishing Group Ltd. Tranche 2LN, term loan 13.0163% 12/12/14 (i)	8,008	5,606
Thomson Learning, Inc. term loan 5.62% 7/5/14 (i)	83,019	62,680
Tribune Co. Tranche B, term loan 6% 5/17/14 (i)	8,104	3,647
		71,933
Restaurants - 1.4%
OSI Restaurant Partners, Inc.:
Credit-Linked Deposit 5.0688% 6/14/13 (i)	5,008	2,504
term loan 5.25% 6/14/14 (i)	61,956	30,978
		33,482
Services - 0.8%
ARAMARK Corp.:
Credit-Linked Deposit 5.7869% 1/26/14 (i)	1,087	859
term loan 5.6369% 1/26/14 (i)	17,107	13,087
Brand Energy & Infrastructure Services, Inc. Tranche 2LN, term loan 8.925% 2/7/15 (i)	1,175	776
Central Parking Corp.:
Tranche B 1LN, term loan 5.0544% 5/22/14 (i)	4,191	3,185
6.063% 5/22/14 (i)	1,502	1,141
		19,048
Floating Rate Loans - continued
	Principal Amount (000s)	Value (000s)
Specialty Retailing - 2.1%
Eddie Bauer Holdings, Inc. term loan 6.4032% 4/1/14 (i)	$ 8,115	$ 4,707
Michaels Stores, Inc. term loan 5.3477% 10/31/13 (i)	78,296	45,803
		50,510
Technology - 3.4%
Flextronics International Ltd.:
Tranche B-A, term loan 6.1554% 10/1/14 (i)	3,884	2,874
Tranche B-A1, term loan 7.0688% 10/1/14 (i)	1,116	826
Freescale Semiconductor, Inc. term loan 5.47% 12/1/13 (i)	95,717	64,118
Intergraph Corp.:
Tranche 1LN, term loan 4.8094% 5/29/14 (i)	654	477
Tranche 2LN, term loan 8.8094% 11/29/14 (i)	17,150	13,549
Open Solutions, Inc. term loan 5.955% 1/23/14 (i)	3,476	1,738
		83,582
Telecommunications - 2.0%
Level 3 Communications, Inc. term loan 7% 3/13/14 (i)	44,425	31,653
One Communications Tranche C, term loan 6.8762% 4/19/13 (i)	8,625	4,054
Paetec Communications, Inc. Tranche B, term loan 5.6175% 2/28/13 (i)	531	335
Time Warner Telecom, Inc. Tranche B, term loan 5.12% 1/7/13 (i)	11,172	8,938
Wind Telecomunicazioni SpA term loan 11.7525% 12/12/11 pay-in-kind (i)	7,383	4,991
		49,971
Textiles & Apparel - 0.1%
Levi Strauss & Co. term loan 6.7625% 4/4/14 (i)	3,240	2,171
TOTAL FLOATING RATE LOANS (Cost $925,517)		657,001
Money Market Funds - 2.8%
	Shares
Fidelity Cash Central Fund, 1.81% (b)	56,632,035	56,632
Fidelity Securities Lending Cash Central Fund, 2.67% (b)(c)	12,705,313	12,705
TOTAL MONEY MARKET FUNDS (Cost $69,337)		69,337
Cash Equivalents - 0.2%
	Maturity Amount (000s)	Value (000s)
Investments in repurchase agreements in a joint trading account at 0.17%, dated 10/31/08 due 11/3/08 (Collateralized by U.S. Treasury Obligations) # (Cost $3,631)	$ 3,631	$ 3,631
TOTAL INVESTMENT PORTFOLIO - 99.0% (Cost $3,794,623)		2,417,254
NET OTHER ASSETS - 1.0%		23,836
NET ASSETS - 100%		$ 2,441,090
Legend
(a) Non-income producing

(b) Affiliated fund that is available only to investment companies and other accounts managed by Fidelity Investments. The rate quoted is the annualized seven-day yield of the fund at period end. A complete unaudited listing of the fund's holdings as of its most recent quarter end is available upon request.

(c) Investment made with cash collateral received from securities on loan.
(d) Non-income producing - Issuer is in default.
(e) Security initially issued in zero coupon form which converts to coupon form at a specified rate and date. The rate shown is the rate at period end.
(f) Security or a portion of the security is on loan at period end.
(g) Affiliated company

(h) Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At the end of the period, the value of these securities amounted to $303,578,000 or 12.4% of net assets.

(i) The coupon rate shown on floating or adjustable rate securities represents the rate at period end.

(j) Restricted securities - Investment in securities not registered under the Securities Act of 1933 (excluding 144A issues). At the end of the period, the value of restricted securities (excluding 144A issues) amounted to $16,252,000 or 0.7% of net assets.

Additional information on each holding is as follows:
Security	Acquisition Date	Acquisition Cost (000s)
Arena Brands Holding Corp. Class B	6/18/97 - 7/13/98	$ 1,538
ICO North America, Inc. 7.5% 8/15/09	8/12/05 - 8/15/08	$ 10,783
One Communications	11/18/04 - 6/29/06	$ 4,418
Trivest 1992 Special Fund Ltd.	7/30/92	$ -
Viasystems Group, Inc.	2/13/04	$ 20,664

(k) Position represents an unfunded loan commitment. At period end, the total principal amount and market value of unfunded commitments totaled $3,697,000 and $1,802,000, respectively. The coupon rate will be determined at time of settlement.

# Additional Information on each counterparty to the repurchase agreement is as follows:
Repurchase Agreement / Counterparty	Value (Amounts in thousands)
$3,631,000 due 11/03/08 at 0.17%
BNP Paribas Securities Corp.	$ 867
Banc of America Securities LLC	2,035
Barclays Capital, Inc.	461
Credit Suisse Securities (USA) LLC	184
Deutsche Bank Securities, Inc.	84
$ 3,631
Affiliated Central Funds
Information regarding fiscal year to date income earned by the Fund from investments in Fidelity Central Funds is as follows:
Fund	Income earned (Amounts in thousands)
Fidelity Cash Central Fund	$ 5,509
Fidelity Securities Lending Cash Central Fund	219
Total	$ 5,728
Other Affiliated Issuers
An affiliated company is a company in which the fund has ownership of at least 5% of the voting securities. Fiscal year to date transactions with companies which are or were affiliates are as follows:
Affiliates (Amounts in thousands)	Value, beginning of period	Purchases	Sales Proceeds	Dividend Income	Value, end of period
American Italian Pasta Co. Class A	$ -	$ 9,035	$ -	$ -	$ 15,344
Revlon, Inc.	47,322	3,833	433	-	53,083
Total	$ 47,332	$ 12,868	$ 433	$ -	$ 68,427
Income Tax Information

At October 31, 2008, the fund had a capital loss carryforward of approximately $914,969,000 of which $304,095,000, $478,918,000 and $131,956,000 will expire on October 31, 2009, 2010 and 2016, respectively.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Statements

Statement of Assets and Liabilities

Amounts in thousands (except per-share amounts)	October 31, 2008
Assets
Investment in securities, at value (including securities loaned of $8,957 and repurchase agreements of $3,631) - See accompanying schedule: Unaffiliated issuers (cost $3,634,586)	$ 2,279,490
Fidelity Central Funds (cost $69,337)	69,337
Other affiliated issuers (cost $90,700)	68,427
Total Investments (cost $3,794,623)		$ 2,417,254
Receivable for investments sold		32,816
Receivable for fund shares sold		4,177
Dividends receivable		427
Interest receivable		61,027
Distributions receivable from Fidelity Central Funds		152
Prepaid expenses		1
Receivable from investment adviser for expense reductions		5
Other receivables		59
Total assets		2,515,918

Liabilities
Payable for investments purchased	$ 46,120
Payable for fund shares redeemed	8,185
Distributions payable	5,477
Accrued management fee	1,214
Distribution fees payable	396
Other affiliated payables	603
Other payables and accrued expenses	128
Collateral on securities loaned, at value	12,705
Total liabilities		74,828

Net Assets		$ 2,441,090
Net Assets consist of:
Paid in capital		$ 4,690,753
Undistributed net investment income		44,183
Accumulated undistributed net realized gain (loss) on investments and foreign currency transactions		(915,212)
Net unrealized appreciation (depreciation) on investments and assets and liabilities in foreign currencies		(1,378,634)
Net Assets		$ 2,441,090

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Statements - continued

Statement of Assets and Liabilities - continued

Amounts in thousands (except per-share amounts)	October 31, 2008
Calculation of Maximum Offering Price Class A: Net Asset Value and redemption price per share ($519,410 ÷ 80,605 shares)	$ 6.44

Maximum offering price per share (100/96.00 of $6.44)	$ 6.71
Class T: Net Asset Value and redemption price per share ($542,265 ÷ 83,834 shares)	$ 6.47

Maximum offering price per share (100/96.00 of $6.47)	$ 6.74
Class B: Net Asset Value and offering price per share ($58,919 ÷ 9,188 shares)A	$ 6.41

Class C: Net Asset Value and offering price per share ($130,889 ÷ 20,338 shares)A	$ 6.44

Institutional Class: Net Asset Value, offering price and redemption price per share ($1,189,607 ÷ 192,622 shares)	$ 6.18

A Redemption price per share is equal to net asset value less any applicable contingent deferred sales charge.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Statement of Operations

Amounts in thousands	Year ended October 31, 2008
Investment Income
Dividends		$ 17,913
Interest		276,096
Income from Fidelity Central Funds		5,728
Total income		299,737

Expenses
Management fee	$ 19,460
Transfer agent fees	6,508
Distribution fees	7,041
Accounting and security lending fees	1,091
Custodian fees and expenses	50
Independent trustees' compensation	15
Registration fees	194
Audit	76
Legal	62
Miscellaneous	350
Total expenses before reductions	34,847
Expense reductions	(100)	34,747
Net investment income		264,990
Realized and Unrealized Gain (Loss) Net realized gain (loss) on:
Investment securities:
Unaffiliated issuers	(136,351)
Other affiliated issuers	20
Foreign currency transactions	101
Total net realized gain (loss)		(136,230)
Change in net unrealized appreciation (depreciation) on: Investment securities	(1,487,542)
Assets and liabilities in foreign currencies	1
Total change in net unrealized appreciation (depreciation)		(1,487,541)
Net gain (loss)		(1,623,771)
Net increase (decrease) in net assets resulting from operations		$ (1,358,781)

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Statements - continued

Statement of Changes in Net Assets

Amounts in thousands	Year ended October 31, 2008	Year ended October 31, 2007
Increase (Decrease) in Net Assets
Operations
Net investment income	$ 264,990	$ 198,181
Net realized gain (loss)	(136,230)	93,855
Change in net unrealized appreciation (depreciation)	(1,487,541)	71,047
Net increase (decrease) in net assets resulting from operations	(1,358,781)	363,083
Distributions to shareholders from net investment income	(244,125)	(207,828)
Share transactions - net increase (decrease)	501,827	707,546
Redemption fees	1,585	606
Total increase (decrease) in net assets	(1,099,494)	863,407

Net Assets
Beginning of period	3,540,584	2,677,177
End of period (including undistributed net investment income of $44,183 and undistributed net investment income of $28,057, respectively)	$ 2,441,090	$ 3,540,584

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Class A

Years ended October 31,

2008

2007

2006

2005

2004

Selected Per-Share Data
Net asset value, beginning of period	$ 10.70	$ 10.10	$ 9.60	$ 9.64	$ 9.50
Income from Investment Operations
Net investment income C	.712	.677	.673	.695	.797
Net realized and unrealized gain (loss)	(4.326)	.629	.500	.134	.307
Total from investment operations	(3.614)	1.306	1.173	.829	1.104
Distributions from net investment income	(.650)	(.708)	(.644)	(.871)	(.966)
Distributions from net realized gain	-	-	(.030)	-	-
Total distributions	(.650)	(.708)	(.674)	(.871)	(.966)
Redemption fees added to paid in capital C	.004	.002	.001	.002	.002
Net asset value, end of period	$ 6.44	$ 10.70	$ 10.10	$ 9.60	$ 9.64
Total Return A,B	(35.41)%	13.22%	12.62%	8.71%	12.23%
Ratios to Average Net Assets D,F
Expenses before reductions	1.07%	1.02%	.98%	1.00%	.98%
Expenses net of fee waivers, if any	1.07%	1.02%	.98%	1.00%	.98%
Expenses net of all reductions	1.07%	1.02%	.98%	.99%	.98%
Net investment income	7.64%	6.36%	6.83%	7.08%	8.38%
Supplemental Data
Net assets, end of period (in millions)	$ 519	$ 823	$ 583	$ 424	$ 297
Portfolio turnover rate E	45%	35%	51%	53%	67%

A Total returns would have been lower had certain expenses not been reduced during the periods shown.

B Total returns do not include the effect of the sales charges.

C Calculated based on average shares outstanding during the period.

D Fees and expenses of the underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

E Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

F Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Class T

Years ended October 31,

2008

2007

2006

2005

2004

Selected Per-Share Data
Net asset value, beginning of period	$ 10.74	$ 10.14	$ 9.63	$ 9.67	$ 9.52
Income from Investment Operations
Net investment income C	.722	.680	.670	.693	.793
Net realized and unrealized gain (loss)	(4.344)	.626	.507	.129	.315
Total from investment operations	(3.622)	1.306	1.177	.822	1.108
Distributions from net investment income	(.652)	(.708)	(.638)	(.864)	(.960)
Distributions from net realized gain	-	-	(.030)	-	-
Total distributions	(.652)	(.708)	(.668)	(.864)	(.960)
Redemption fees added to paid in capital C	.004	.002	.001	.002	.002
Net asset value, end of period	$ 6.47	$ 10.74	$ 10.14	$ 9.63	$ 9.67
Total Return A,B	(35.36)%	13.16%	12.62%	8.61%	12.24%
Ratios to Average Net Assets D,F
Expenses before reductions	1.04%	1.02%	1.04%	1.06%	1.06%
Expenses net of fee waivers, if any	1.04%	1.02%	1.04%	1.06%	1.06%
Expenses net of all reductions	1.04%	1.02%	1.04%	1.06%	1.06%
Net investment income	7.67%	6.36%	6.77%	7.02%	8.30%
Supplemental Data
Net assets, end of period (in millions)	$ 542	$ 1,138	$ 1,083	$ 1,003	$ 1,245
Portfolio turnover rate E	45%	35%	51%	53%	67%

A Total returns would have been lower had certain expenses not been reduced during the periods shown.

B Total returns do not include the effect of the sales charges.

C Calculated based on average shares outstanding during the period.

D Fees and expenses of the underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

E Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

F Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Class B

Years ended October 31,

2008

2007

2006

2005

2004

Selected Per-Share Data
Net asset value, beginning of period	$ 10.65	$ 10.06	$ 9.56	$ 9.61	$ 9.47
Income from Investment Operations
Net investment income C	.652	.599	.597	.622	.723
Net realized and unrealized gain (loss)	(4.309)	.621	.501	.123	.310
Total from investment operations	(3.657)	1.220	1.098	.745	1.033
Distributions from net investment income	(.587)	(.632)	(.569)	(.797)	(.895)
Distributions from net realized gain	-	-	(.030)	-	-
Total distributions	(.587)	(.632)	(.599)	(.797)	(.895)
Redemption fees added to paid in capital C	.004	.002	.001	.002	.002
Net asset value, end of period	$ 6.41	$ 10.65	$ 10.06	$ 9.56	$ 9.61
Total Return A,B	(35.83)%	12.36%	11.82%	7.82%	11.44%
Ratios to Average Net Assets D,F
Expenses before reductions	1.77%	1.74%	1.74%	1.75%	1.74%
Expenses net of fee waivers, if any	1.75%	1.74%	1.74%	1.74%	1.74%
Expenses net of all reductions	1.75%	1.74%	1.74%	1.74%	1.74%
Net investment income	6.96%	5.64%	6.06%	6.33%	7.62%
Supplemental Data
Net assets, end of period (in millions)	$ 59	$ 141	$ 202	$ 313	$ 498
Portfolio turnover rate E	45%	35%	51%	53%	67%

A Total returns would have been lower had certain expenses not been reduced during the periods shown.

B Total returns do not include the effect of the contingent deferred sales charge.

C Calculated based on average shares outstanding during the period.

D Fees and expenses of the underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

E Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

F Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Class C

Years ended October 31,

2008

2007

2006

2005

2004

Selected Per-Share Data
Net asset value, beginning of period	$ 10.69	$ 10.09	$ 9.59	$ 9.63	$ 9.49
Income from Investment Operations
Net investment income C	.645	.595	.592	.615	.718
Net realized and unrealized gain (loss)	(4.318)	.629	.500	.133	.309
Total from investment operations	(3.673)	1.224	1.092	.748	1.027
Distributions from net investment income	(.581)	(.626)	(.563)	(.790)	(.889)
Distributions from net realized gain	-	-	(.030)	-	-
Total distributions	(.581)	(.626)	(.593)	(.790)	(.889)
Redemption fees added to paid in capital C	.004	.002	.001	.002	.002
Net asset value, end of period	$ 6.44	$ 10.69	$ 10.09	$ 9.59	$ 9.63
Total Return A,B	(35.83)%	12.37%	11.72%	7.83%	11.33%
Ratios to Average Net Assets D,F
Expenses before reductions	1.81%	1.79%	1.80%	1.82%	1.81%
Expenses net of fee waivers, if any	1.81%	1.79%	1.80%	1.82%	1.81%
Expenses net of all reductions	1.81%	1.79%	1.80%	1.82%	1.81%
Net investment income	6.90%	5.59%	6.01%	6.26%	7.55%
Supplemental Data
Net assets, end of period (in millions)	$ 131	$ 237	$ 198	$ 182	$ 193
Portfolio turnover rate E	45%	35%	51%	53%	67%

A Total returns would have been lower had certain expenses not been reduced during the periods shown.

B Total returns do not include the effect of the contingent deferred sales charge.

C Calculated based on average shares outstanding during the period.

D Fees and expenses of the underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

E Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

F Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Institutional Class

Years ended October 31,

2008

2007

2006

2005

2004

Selected Per-Share Data
Net asset value, beginning of period	$ 10.29	$ 9.74	$ 9.28	$ 9.35	$ 9.24
Income from Investment Operations
Net investment income B	.701	.673	.665	.691	.786
Net realized and unrealized gain (loss)	(4.140)	.607	.485	.125	.305
Total from investment operations	(3.439)	1.280	1.150	.816	1.091
Distributions from net investment income	(.675)	(.732)	(.661)	(.888)	(.983)
Distributions from net realized gain	-	-	(.030)	-	-
Total distributions	(.675)	(.732)	(.691)	(.888)	(.983)
Redemption fees added to paid in capital B	.004	.002	.001	.002	.002
Net asset value, end of period	$ 6.18	$ 10.29	$ 9.74	$ 9.28	$ 9.35
Total Return A	(35.17)%	13.46%	12.83%	8.85%	12.46%
Ratios to Average Net Assets C,E
Expenses before reductions	.80%	.80%	.81%	.81%	.83%
Expenses net of fee waivers, if any	.80%	.80%	.81%	.81%	.83%
Expenses net of all reductions	.80%	.80%	.81%	.81%	.83%
Net investment income	7.91%	6.58%	6.99%	7.26%	8.53%
Supplemental Data
Net assets, end of period (in millions)	$ 1,190	$ 1,202	$ 610	$ 351	$ 245
Portfolio turnover rate D	45%	35%	51%	53%	67%

A Total returns would have been lower had certain expenses not been reduced during the periods shown.

B Calculated based on average shares outstanding during the period.

C Fees and expenses of the underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

D Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

E Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Notes to Financial Statements

For the period ended October 31, 2008

(Amounts in thousands except ratios)

1. Organization.

Fidelity Advisor High Income Advantage Fund (the Fund) is a fund of Fidelity Advisor Series I (the trust) and is authorized to issue an unlimited number of shares. The trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Massachusetts business trust. The Fund offers Class A, Class T, Class B, Class C, and Institutional Class shares, each of which has equal rights as to assets and voting privileges. Each class has exclusive voting rights with respect to matters that affect that class. Class B shares will automatically convert to Class A shares after a holding period of seven years from the initial date of purchase. Investment income, realized and unrealized capital gains and losses, the common expenses of the Fund, and certain fund-level expense reductions, if any, are allocated on a pro rata basis to each class based on the relative net assets of each class to the total net assets of the Fund. Each class differs with respect to transfer agent and distribution and service plan fees incurred. Certain expense reductions also differ by class.

2. Investments in Fidelity Central Funds.

The Fund may invest in Fidelity Central Funds, which are open-end investment companies available only to other investment companies and accounts managed by Fidelity Management & Research Company (FMR) and its affiliates. The Fund's Schedule of Investments lists each of the Fidelity Central Funds held as of period end, if any, as an investment of the Fund, but does not include the underlying holdings of each Fidelity Central Fund. As an Investing Fund, the Fund indirectly bears its proportionate share of the expenses of the underlying Fidelity Central Funds.

The Money Market Central Funds seek preservation of capital and current income and are managed by Fidelity Investments Money Management, Inc. (FIMM), an affiliate of FMR.

A complete unaudited list of holdings for each Fidelity Central Fund is available upon request or at the SEC's web site at www.sec.gov. In addition, the financial statements of the Fidelity Central Funds, which are not covered by the Fund's Report of Independent Registered Public Accounting Firm, are available on the SEC's web site or upon request.

3. Significant Accounting Policies.

The financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America, which require management to make certain estimates and assumptions at the date of the financial statements. Actual results could differ from those estimates. The following summarizes the significant accounting policies of the Fund:

Annual Report

Notes to Financial Statements - continued

(Amounts in thousands except ratios)

3. Significant Accounting Policies - continued

Security Valuation. Investments are valued as of 4:00 p.m. Eastern time on the last calendar day of the period. Wherever possible, the Fund uses independent pricing services approved by the Board of Trustees to value its investments.

Debt securities, including restricted securities, are valued by independent pricing services or by dealers who make markets in such securities. Pricing services consider yield or price of bonds of comparable quality, coupon, maturity and type as well as dealer supplied prices. Certain of the Fund's securities may be valued by a single source or dealer. Equity securities, including restricted securities, for which market quotations are readily available, are valued at the last reported sale price or official closing price as reported by an independent pricing service on the primary market or exchange on which they are traded. In the event there were no sales during the day or closing prices are not available, securities are valued at the last quoted bid price. Investments in open-end mutual funds, including the Fidelity Central Funds, are valued at their closing net asset value each business day. Short-term securities with remaining maturities of sixty days or less for which quotations are not readily available are valued at amortized cost, which approximates value. Actual prices received at disposition may differ.

When current market prices or quotations are not readily available or reliable, valuations may be determined in good faith in accordance with procedures adopted by the Board of Trustees. Factors used in determining value may include significant market or security specific events, changes in interest rates and credit quality, and developments in foreign markets which are monitored by evaluating the performance of ADRs, futures contracts and exchange-traded funds. The frequency with which these procedures are used cannot be predicted and may be utilized to a significant extent. The value of securities used for net asset value (NAV) calculation under these procedures may differ from published prices for the same securities.

Foreign Currency. The Fund uses foreign currency contracts to facilitate transactions in foreign-denominated securities. Losses from these transactions may arise from changes in the value of the foreign currency or if the counterparties do not perform under the contracts' terms.

Foreign-denominated assets, including investment securities, and liabilities are translated into U.S. dollars at the exchange rate at period end. Purchases and sales of investment securities, income and dividends received and expenses denominated in foreign currencies are translated into U.S. dollars at the exchange rate in effect on the transaction date.

The effects of exchange rate fluctuations on investments are included with the net realized and unrealized gain (loss) on investment securities. Other foreign currency transactions resulting in realized and unrealized gain (loss) are disclosed separately.

Annual Report

3. Significant Accounting Policies - continued

Investment Transactions and Income. For financial reporting purposes, the Fund's investment holdings and NAV include trades executed through the end of the last business day of the period. The NAV per share for processing shareholder transactions is calculated as of the close of business of the New York Stock Exchange (NYSE, normally 4:00 p.m. Eastern time and includes trades executed through the end of the prior business day. Gains and losses on securities sold are determined on the basis of identified cost and may include proceeds received from litigation. Dividend income is recorded on the ex-dividend date, except for certain dividends from foreign securities where the ex-dividend date may have passed, which are recorded as soon as the Fund is informed of the ex-dividend date. Non-cash dividends included in dividend income, if any, are recorded at the fair market value of the securities received. Distributions received on securities that represent a return of capital or capital gain are recorded as a reduction of cost of investments and/or as a realized gain. The Fund estimates the components of distributions received that may be considered return of capital distributions or capital gain distributions. Interest income and distributions from the Fidelity Central Funds are accrued as earned. Interest income includes coupon interest and amortization of premium and accretion of discount on debt securities. Investment income is recorded net of foreign taxes withheld where recovery of such taxes is uncertain. Debt obligations may be placed on non-accrual status and related interest income may be reduced by ceasing current accruals and writing off interest receivables when the collection of all or a portion of interest has become doubtful based on consistently applied procedures. A debt obligation is removed from non-accrual status when the issuer resumes interest payments or when collectibility of interest is reasonably assured.

Expenses. Most expenses of the trust can be directly attributed to a fund. Expenses which cannot be directly attributed are apportioned among each Fund in the trust. Expense estimates are accrued in the period to which they relate and adjustments are made when actual amounts are known.

Deferred Trustee Compensation. Under a Deferred Compensation Plan (the Plan), independent Trustees must defer receipt of a portion of, and may elect to defer receipt of an additional portion of, their annual compensation. Deferred amounts are invested in a cross-section of Fidelity funds, are marked-to-market and remain in the Fund until distributed in accordance with the Plan. The investment of deferred amounts and the offsetting payable to the Trustees are included in the accompanying Statement of Assets and Liabilities.

Income Tax Information and Distributions to Shareholders. Each year, the Fund intends to qualify as a regulated investment company by distributing substantially all of its taxable income and realized gains under Subchapter M of the Internal Revenue Code

Annual Report

Notes to Financial Statements - continued

(Amounts in thousands except ratios)

3. Significant Accounting Policies - continued

Income Tax Information and Distributions to Shareholders - continued

and filing its U.S. federal tax return. As a result, no provision for income taxes is required. The Fund is subject to the provisions of FASB Interpretation No. 48, Accounting for Uncertainties in Income Taxes (FIN 48). FIN 48 sets forth a minimum threshold for financial statement recognition of the benefit of a tax position taken or expected to be taken in a tax return. The implementation of FIN 48 did not result in any unrecognized tax benefits in the accompanying financial statements. Each of the Fund's federal tax returns for the prior three fiscal years remains subject to examination by the Internal Revenue Service (IRS). Foreign taxes are provided for based on the Fund's understanding of the tax rules and rates that exist in the foreign markets in which it invests.

Dividends are declared daily and paid monthly from net investment income. Distributions from realized gains, if any, are recorded on the ex-dividend date. Income dividends and capital gain distributions are declared separately for each class. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from generally accepted accounting principles. In addition, the Fund will claim a portion of the payment made to redeeming shareholders as a distribution for income tax purposes.

Capital accounts within the financial statements are adjusted for permanent book-tax differences. These adjustments have no impact on net assets or the results of operations. Temporary book-tax differences will reverse in a subsequent period.

Book-tax differences are primarily due to foreign currency transactions, defaulted bonds, market discount, partnerships, deferred trustees compensation, net operating losses, capital loss carryforwards and losses deferred due to wash sales and excise tax regulations.

The tax-basis components of distributable earnings and the federal tax cost as of period end were as follows:

Unrealized appreciation	$ 17,992
Unrealized depreciation	(1,366,836)
Net unrealized appreciation (depreciation)	(1,348,844)
Undistributed ordinary income	14,159
Capital loss carryforward	(914,969)

Cost for federal income tax purposes	$ 3,766,098

The tax character of distributions paid was as follows:

	October 31, 2008	October 31, 2007
Ordinary Income	$ 244,125	$ 207,828

Annual Report

3. Significant Accounting Policies - continued

Short-Term Trading (Redemption) Fees. Shares held in the Fund less than 90 days are subject to a redemption fee equal to 1.00% of the proceeds of the redeemed shares. All redemption fees, including any estimated redemption fees paid by FMR, are retained by the Fund and accounted for as an addition to paid in capital.

New Accounting Pronouncement. In September 2006, Statement of Financial Accounting Standards No. 157, Fair Value Measurements (SFAS 157), was issued and is effective for fiscal years beginning after November 15, 2007. SFAS 157 defines fair value, establishes a framework for measuring fair value and results in expanded disclosures about fair value measurements.

4. Operating Policies.

Repurchase Agreements. FMR has received an Exemptive Order from the Securities and Exchange Commission (the SEC) which permits the Fund and other affiliated entities of FMR to transfer uninvested cash balances into joint trading accounts which are then invested in repurchase agreements. The Fund may also invest directly with institutions in repurchase agreements. Repurchase agreements are collateralized by government or non-government securities. Upon settlement date, collateral is held in segregated accounts with custodian banks and may be obtained in the event of a default of the counterparty. The Fund monitors, on a daily basis, the value of the collateral to ensure it is at least equal to the principal amount of the repurchase agreement (including accrued interest). In the event of a default by the counterparty, realization of the collateral proceeds could be delayed, during which time the value of the collateral may decline.

Restricted Securities. The Fund may invest in securities that are subject to legal or contractual restrictions on resale. These securities generally may be resold in transactions exempt from registration or to the public if the securities are registered. Disposal of these securities may involve time-consuming negotiations and expense, and prompt sale at an acceptable price may be difficult. Information regarding restricted securities is included at the end of the Fund's Schedule of Investments.

Loans and Other Direct Debt Instruments. The Fund may invest in loans and loan participations, trade claims or other receivables. These investments may include standby financing commitments, including revolving credit facilities, that obligate the Fund to supply additional cash to the borrower on demand. Loan participations involve a risk of insolvency of the lending bank or other financial intermediary. The Fund may be contractually obligated to receive approval from the agent bank and/or borrower prior to the sale of these investments.

Annual Report

Notes to Financial Statements - continued

(Amounts in thousands except ratios)

5. Purchases and Sales of Investments.

Purchases and sales of securities, other than short-term securities, aggregated $2,140,052 and $1,478,955, respectively.

6. Fees and Other Transactions with Affiliates.

Management Fee. FMR and its affiliates provide the Fund with investment management related services for which the Fund pays a monthly management fee. The management fee is the sum of an individual fund fee rate that is based on an annual rate of .45% of the Fund's average net assets and a group fee rate that averaged .12% during the period. The group fee rate is based upon the average net assets of all the mutual funds advised by FMR. The group fee rate decreases as assets under management increase and increases as assets under management decrease. For the period, the total annual management fee rate was .57% of the Fund's average net assets.

Distribution and Service Plan. In accordance with Rule 12b-1 of the 1940 Act, the Fund has adopted separate Distribution and Service Plans for each class of shares. Certain classes pay Fidelity Distributors Corporation (FDC), an affiliate of FMR, separate Distribution and Service Fees, each of which is based on an annual percentage of each class' average net assets. In addition, FDC may pay financial intermediaries for selling shares of the Fund and providing shareholder support services. For the period, the Distribution and Service Fee rates and the total amounts paid to and retained by FDC were as follows:

	Distribution Fee	Service Fee	Paid to FDC	Retained by FDC
Class A	0%	.25%	$ 1,885	$ 108
Class T	0%	.25%	2,197	49
Class B	.65%	.25%	932	675
Class C	.75%	.25%	2,027	429
			$ 7,041	$ 1,261

Sales Load. FDC receives a front-end sales charge of up to 4.00% for selling Class A shares and Class T shares, some of which is paid to financial intermediaries for selling shares of the Fund. FDC receives the proceeds of contingent deferred sales charges levied on Class A, Class T, Class B, and Class C redemptions. These charges depend on the holding period. The deferred sales charges range from 5% to 1% for Class B, 1% for Class C, 1.00% to .50% for certain purchases of Class A shares and .25% for certain purchases of Class T shares.

Annual Report

6. Fees and Other Transactions with Affiliates - continued

Sales Load - continued

For the period, sales charge amounts retained by FDC were as follows:

Retained by FDC
Class A	$ 139
Class T	39
Class B*	249
Class C*	57
$ 484

* When Class B and Class C shares are initially sold, FDC pays commissions from its own resources to financial intermediaries through which the sales are made.

Transfer Agent Fees. Fidelity Investments Institutional Operations Company, Inc. (FIIOC), an affiliate of FMR, is the transfer, dividend disbursing and shareholder servicing agent for each class of the Fund. FIIOC receives account fees and asset-based fees that vary according to the account size and type of account of the shareholders of the respective classes of the Fund. FIIOC pays for typesetting, printing and mailing of shareholder reports, except proxy statements. For the period, the total transfer agent fees paid by each class were as follows:

	Amount	% of Average Net Assets
Class A	$ 1,530.20
Class T	1,540.18
Class B	259.25
Class C	386.19
Institutional Class	2,793.19
	$ 6,508

Accounting and Security Lending Fees. Fidelity Service Company, Inc. (FSC), an affiliate of FMR, maintains the Fund's accounting records. The accounting fee is based on the level of average net assets for the month. Under a separate contract, FSC administers the security lending program. The security lending fee is based on the number and duration of lending transactions.

Brokerage Commissions. The Fund placed a portion of its portfolio transactions with brokerage firms which are affiliates of the investment adviser. The commissions paid to these affiliated firms were $7 for the period.

Annual Report

Notes to Financial Statements - continued

(Amounts in thousands except ratios)

7. Committed Line of Credit.

The Fund participates with other funds managed by FMR in a $4.2 billion credit facility (the "line of credit") to be utilized for temporary or emergency purposes to fund shareholder redemptions or for other short-term liquidity purposes. The Fund has agreed to pay commitment fees on its pro rata portion of the line of credit, which amounted to $7 and is reflected in Miscellaneous Expense on the Statement of Operations. During the period, there were no borrowings on this line of credit.

8. Security Lending.

The Fund lends portfolio securities from time to time in order to earn additional income. On the settlement date of the loan, the Fund receives collateral (in the form of U.S. Treasury obligations, letters of credit and/or cash) against the loaned securities and maintains collateral in an amount not less than 100% of the market value of the loaned securities during the period of the loan. The market value of the loaned securities is determined at the close of business of the Fund and any additional required collateral is delivered to the Fund on the next business day. If the borrower defaults on its obligation to return the securities loaned because of insolvency or other reasons, a fund could experience delays and costs in recovering the securities loaned or in gaining access to the collateral. Any cash collateral received is invested in the Fidelity Securities Lending Cash Central Fund. The value of loaned securities and cash collateral at period end are disclosed on the Fund's Statement of Assets and Liabilities. Security lending income represents the income earned on investing cash collateral, less fees and expenses associated with the loan, plus any premium payments that may be received on the loan of certain types of securities. Security lending income is presented in the Statement of Operations as a component of income from Fidelity Central Funds. Net income from lending portfolio securities during the period amounted to $219.

9. Expense Reductions.

FMR voluntarily agreed to reimburse each class to the extent annual operating expenses exceeded certain levels of average net assets as noted in the table below. Some expenses, for example interest expense, including commitment fees, are excluded from this reimbursement.

The following classes were in reimbursement during the period:

	Expense Limitations	Reimbursement from adviser
Class B	1.75%	$ 20

Many of the brokers with whom FMR places trades on behalf of the Fund provided services to the Fund in addition to trade execution. These services included payments of

Annual Report

9. Expense Reductions - continued

certain expenses on behalf of the Fund totaling $4 for the period. In addition, through arrangements with the Fund's custodian and each class' transfer agent, credits realized as a result of uninvested cash balances were used to reduce the Fund's expenses. During the period, these credits reduced the Fund's custody expenses by $47. During the period, credits reduced each class' transfer agent expense as noted in the table below.

Transfer Agent expense reduction
Class A	$ 7
Institutional Class	22
$ 29

10. Other.

The Fund's organizational documents provide former and current trustees and officers with a limited indemnification against liabilities arising in connection with the performance of their duties to the Fund. In the normal course of business, the Fund may also enter into contracts that provide general indemnifications. The Fund's maximum exposure under these arrangements is unknown as this would be dependent on future claims that may be made against the Fund. The risk of material loss from such claims is considered remote.

In December 2006, the Independent Trustees, with the assistance of independent counsel, completed an investigation regarding gifts, gratuities and business entertainment provided by certain brokers to certain individuals who were employed on FMR's domestic equity trading desk during the period 2002 to 2004. The Independent Trustees and FMR agreed that, despite the absence of proof that the Fidelity mutual funds experienced diminished execution quality as a result of the improper receipt of gifts and business entertainment, the conduct at issue was serious and was worthy of redress. Accordingly, the Independent Trustees requested, and FMR agreed to make, a payment of $42 million plus accrued interest, which equaled approximately $7.3 million, to certain Fidelity mutual funds.

In March 2008, the Trustees approved a method for allocating this payment among the funds and, in total, FMR paid the fund $13, which is recorded in the accompanying Statement of Operations.

In a related administrative order dated March 5, 2008, the U.S. Securities and Exchange Commission ("SEC") announced a settlement with FMR and FMR Co., Inc. (an affiliate of FMR) involving the SEC's regulatory rules for investment advisers and the improper receipt of gifts, gratuities and business entertainment. Without admitting or denying the SEC's findings, FMR agreed to pay an $8 million civil penalty to the United States Treasury.

Annual Report

Notes to Financial Statements - continued

(Amounts in thousands except ratios)

10. Other - continued

During the period, Lehman Brothers Holdings, Inc. and certain of its affiliates (LBHI) sought protection under the insolvency laws of their jurisdictions of organization, including the United States, the United Kingdom and Japan. At the time LBHI's insolvency proceedings were instituted, the Fund had outstanding securities trades with counterparties affiliated with LBHI. As a result of the insolvency proceedings, LBHI is unable to fulfill its commitments and, in certain cases, the Fund may have terminated its trades and related agreements with the relevant entities and, where appropriate, is in the process of initiating claims for damages. FMR believes that the financial impact to the Fund relating to the terminated trades and agreements is immaterial.

11. Distributions to Shareholders.

Distributions to shareholders of each class were as follows:

Years ended October 31,	2008	2007
From net investment income
Class A	$ 52,256	$ 45,931
Class T	61,495	76,325
Class B	6,621	10,472
Class C	12,639	13,114
Institutional Class	111,114	61,986
Total	$ 244,125	$ 207,828

12. Share Transactions.

Transactions for each class of shares were as follows:

	Shares		Dollars
Years ended October 31,	2008	2007	2008	2007
Class A
Shares sold	30,951	35,666	$ 293,445	$ 381,108
Reinvestment of distributions	4,419	3,136	40,467	33,324
Shares redeemed	(31,681)	(19,586)	(289,603)	(207,904)
Net increase (decrease)	3,689	19,216	$ 44,309	$ 206,528
Class T
Shares sold	19,633	29,143	$ 183,198	$ 311,661
Reinvestment of distributions	5,574	6,039	51,665	64,422
Shares redeemed	(47,317)	(36,101)	(444,773)	(384,890)
Net increase (decrease)	(22,110)	(919)	$ (209,910)	$ (8,807)
Class B
Shares sold	1,390	3,367	$ 13,101	$ 35,741
Reinvestment of distributions	453	625	4,180	6,612
Shares redeemed	(5,909)	(10,830)	(54,886)	(114,797)
Net increase (decrease)	(4,066)	(6,838)	$ (37,605)	$ (72,444)

Annual Report

12. Share Transactions - continued

	Shares		Dollars
Years ended October 31,	2008	2007	2008	2007
Class C
Shares sold	4,930	7,719	$ 46,935	$ 82,581
Reinvestment of distributions	830	751	7,624	7,975
Shares redeemed	(7,567)	(5,983)	(68,278)	(63,310)
Net increase (decrease)	(1,807)	2,487	$ (13,719)	$ 27,246
Institutional Class
Shares sold	117,537	65,566	$ 1,063,506	$ 670,968
Reinvestment of distributions	9,055	5,410	79,384	55,342
Shares redeemed	(50,833)	(16,751)	(424,138)	(171,287)
Net increase (decrease)	75,759	54,225	$ 718,752	$ 555,023

Annual Report

Report of Independent Registered Public Accounting Firm

To the Trustees of Fidelity Advisor Series I and Shareholders of Fidelity Advisor High Income Advantage Fund:

We have audited the accompanying statement of assets and liabilities of Fidelity Advisor High Income Advantage Fund (the Fund), a fund of Fidelity Advisor Series I, including the schedule of investments, as of October 31, 2008, and the related statement of operations for the year then ended, the statement of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund's internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of October 31, 2008, by correspondence with the custodians and brokers; where replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Fidelity Advisor High Income Advantage Fund as of October 31, 2008, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and its financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

/s/ Deloitte & Touche LLP

DELOITTE & TOUCHE LLP

Boston, Massachusetts

December 23, 2008

Annual Report

Trustees and Officers

The Trustees, Member of the Advisory Board, and executive officers of the trust and fund, as applicable, are listed below. The Board of Trustees governs the fund and is responsible for protecting the interests of shareholders. The Trustees are experienced executives who meet periodically throughout the year to oversee the fund's activities, review contractual arrangements with companies that provide services to the fund, and review the fund's performance. Except for Edward C. Johnson 3d and James C. Curvey, each of the Trustees oversees 220 funds advised by FMR or an affiliate. Messrs. Johnson and Curvey oversee 379 funds advised by FMR or an affiliate.

The Trustees hold office without limit in time except that (a) any Trustee may resign; (b) any Trustee may be removed by written instrument, signed by at least two-thirds of the number of Trustees prior to such removal; (c) any Trustee who requests to be retired or who has become incapacitated by illness or injury may be retired by written instrument signed by a majority of the other Trustees; and (d) any Trustee may be removed at any special meeting of shareholders by a two-thirds vote of the outstanding voting securities of the trust. Each Trustee who is not an interested person (as defined in the 1940 Act) (Independent Trustee), shall retire not later than the last day of the calendar year in which his or her 72nd birthday occurs. The Independent Trustees may waive this mandatory retirement age policy with respect to individual Trustees. The executive officers and Advisory Board Member hold office without limit in time, except that any officer and Advisory Board Member may resign or may be removed by a vote of a majority of the Trustees at any regular meeting or any special meeting of the Trustees. Except as indicated, each individual has held the office shown or other offices in the same company for the past five years.

The fund's Statement of Additional Information (SAI) includes more information about the Trustees. To request a free copy, call Fidelity at 1-877-208-0098.

Interested Trustees*:

Correspondence intended for each Trustee who is an interested person may be sent to Fidelity Investments, 82 Devonshire Street, Boston, Massachusetts 02109.

Name, Age; Principal Occupation
Edward C. Johnson 3d (78)

Year of Election or Appointment: 1983

Mr. Johnson is Chairman of the Board of Trustees. Mr. Johnson serves as Chief Executive Officer, Chairman, and a Director of FMR LLC; Chairman and a Director of FMR; Chairman and a Director of Fidelity Research & Analysis Company (FRAC); Chairman and a Director of Fidelity Investments Money Management, Inc.; and Chairman and a Director of FMR Co., Inc. In addition, Mr. Johnson serves as Chairman and Director of FIL Limited. Previously, Mr. Johnson served as President of FMR LLC (2006-2007).

James C. Curvey (73)

Year of Election or Appointment: 2007

Mr. Curvey also serves as Trustee (2007-present) of other investment companies advised by FMR. Mr. Curvey is a Director of FMR and FMR Co., Inc. (2007-present). Mr. Curvey is also Vice Chairman (2006-
present) and Director of FMR LLC. In addition, Mr. Curvey serves as an Overseer for the Boston Symphony Orchestra and a member of the Trustees of Villanova University.

* Trustees have been determined to be "Interested Trustees" by virtue of, among other things, their affiliation with the trust or various entities under common control with FMR. FMR Corp. merged with and into FMR LLC on October 1, 2007. Any references to FMR LLC for prior periods are deemed to be references to the prior entity.

Independent Trustees:

Correspondence intended for each Independent Trustee (that is, the Trustees other than the Interested Trustees) may be sent to Fidelity Investments, P.O. Box 55235, Boston, Massachusetts 02205-5235.

Name, Age; Principal Occupation
Dennis J. Dirks (60)

Year of Election or Appointment: 2005

Prior to his retirement in May 2003, Mr. Dirks was Chief Operating Officer and a member of the Board of The Depository Trust & Clearing Corporation (DTCC) (1999-2003). He also served as President, Chief Operating Officer, and Board member of The Depository Trust Company (DTC) (1999-2003) and President and Board member of the National Securities Clearing Corporation (NSCC) (1999-2003). In addition, Mr. Dirks served as a Trustee and a member of the Finance Committee of Manhattan College (2005-2008), and as Chief Executive Officer and Board member of the Government Securities Clearing Corporation (2001-2003) and Chief Executive Officer and Board member of the Mortgage-Backed Securities Clearing Corporation (2001-2003). Mr. Dirks also serves as a Trustee and a member of the Finance Committee of AHRC of Nassau County (2006-present).

Alan J. Lacy (55)

Year of Election or Appointment: 2008

Mr. Lacy serves as Senior Adviser (2007-present) of Oak Hill Capital Partners, L.P. (a private equity firm). Mr. Lacy also served as Chief Executive Officer (2000-2005) and Vice Chairman (2005-2006) of Sears Holdings Corporation and Sears, Roebuck and Co. (retail). In addition, Mr. Lacy serves as a member of the Board of Directors of The Western Union Company (global money transfer, 2006-present) and Bristol-Myers Squibb (global pharmaceuticals, 2007-present). Mr. Lacy is a Trustee of the National Parks Conservation Association and The Field Museum of Natural History.

Ned C. Lautenbach (64)

Year of Election or Appointment: 2000

Mr. Lautenbach is Chairman of the Independent Trustees (2006-present). Mr. Lautenbach is an Advisory Partner of Clayton, Dubilier & Rice, Inc. (private equity investment firm). Previously, Mr. Lautenbach was with the International Business Machines Corporation (IBM) from 1968 until his retirement in 1998. Mr. Lautenbach serves as a Director of Eaton Corporation (diversified industrial) as well as the Philharmonic Center for the Arts in Naples, Florida. He also is a member of the Board of Trustees of Fairfield University (2005-present), as well as a member of the Council on Foreign Relations. Previously, Mr. Lautenbach served as a Director of Sony Corporation (2006-2007).

Joseph Mauriello (64)

Year of Election or Appointment: 2008

Prior to his retirement in January 2006, Mr. Mauriello served in numerous senior management positions including Deputy Chairman and Chief Operating Officer (2004-2005), and Vice Chairman of Financial Services (2002-2004) of KPMG LLP US (professional services firm, 1965-
2005). Mr. Mauriello currently serves as a member of the Board of Directors of XL Capital Ltd. (global insurance and re-insurance company, 2006-present) and of Arcadia Resources Inc. (health care services and products, 2007-present). He also served as a Director of the Hamilton Funds of the Bank of New York (2006-2007).

Cornelia M. Small (64)

Year of Election or Appointment: 2005

Ms. Small is a member of the Investment Committee, and Chair (2008-present) and a member of the Board of Trustees of Smith College. Ms. Small also serves on the Investment Committee of the Berkshire Taconic Community Foundation (2008-present). Previously, Ms. Small served as Chairperson of the Investment Committee (2002-2008) of Smith College and as Co-Chair (2000-2003) of the Annual Fund for the Fletcher School of Law and Diplomacy. In addition, she served as Chief Investment Officer, Director of Global Equity Investments, and a member of the Board of Directors of Scudder, Stevens & Clark and Scudder Kemper Investments.

William S. Stavropoulos (69)

Year of Election or Appointment: 2002

Mr. Stavropoulos is Chairman Emeritus of the Board of Directors of The Dow Chemical Company, where he previously served in numerous senior management positions, including President (1993-2000; 2002-
2003), CEO (1995-2000; 2002-2004), Chairman of the Executive Committee (2000-2006), and as a member of the Board of Directors (1990-2006). Currently, he is a Director of Teradata Corporation (data warehousing and technology solutions, 2008-present), Chemical Financial Corporation, Maersk Inc. (industrial conglomerate), Tyco International, Inc. (multinational manufacturing and services, 2007-present), and a member of the Advisory Board for Metalmark Capital (private equity investment firm, 2005-present). He is a special advisor to Clayton, Dubilier & Rice, Inc. (private equity investment). In addition, Mr. Stavropoulos is a member of the University of Notre Dame Advisory Council for the College of Science.

David M. Thomas (59)

Year of Election or Appointment: 2008

Previously, Mr. Thomas served as Executive Chairman (2005-2006) and Chairman and Chief Executive Officer (2000-2005) of IMS Health, Inc. (pharmaceutical and healthcare information solutions). In addition, Mr. Thomas serves as a member of the Board of Directors of Fortune Brands, Inc. (consumer products holding company), and Interpublic Group of Companies, Inc. (marketing communication, 2004-present).

Michael E. Wiley (58)

Year of Election or Appointment: 2008

Mr. Wiley also serves as a member of the Board of Trustees of the University of Tulsa (2000-2006; 2007-present). He serves as a Director of Tesoro Corporation (independent oil refiner and marketer, 2005-
present), and a Director of Bill Barrett Corporation (exploration and production company, 2005-present). In addition, he also serves as a Director of Post Oak Bank (privately-held bank, 2004-present). Previously, Mr. Wiley served as a Sr. Energy Advisor of Katzenbach Partners, LLC (consulting firm, 2006-2007), as an Advisory Director of Riverstone Holdings (private investment firm), Chairman, President, and CEO of Baker Hughes, Inc. (oilfield services company, 2000-2004), and as Director of Spinnaker Exploration Company (exploration and production company, 2001-2005).

Advisory Board Member and Executive Officers**:

Correspondence intended for each executive officer and Mr. Lynch may be sent to Fidelity Investments, 82 Devonshire Street, Boston, Massachusetts 02109.

Name, Age; Principal Occupation
Peter S. Lynch (64)

Year of Election or Appointment: 2003

Member of the Advisory Board of Fidelity's Equity and High Income Funds. Mr. Lynch is Vice Chairman and a Director of FMR, and Vice Chairman (2001-present) and a Director of FMR Co., Inc. Previously, Mr. Lynch served as a Trustee of the Fidelity funds (1990-2003). In addition, he serves as a Trustee of Boston College and as the Chairman of the Inner-City Scholarship Fund. Previously, Mr. Lynch served on the Special Olympics International Board of Directors (1997-2006).

Kenneth B. Robins (39)

Year of Election or Appointment: 2008

President and Treasurer of Fidelity's Equity and High Income Funds. Mr. Robins is an employee of Fidelity Investments (2004-present). Before joining Fidelity Investments, Mr. Robins worked at KPMG LLP, where he was a partner in KPMG's department of professional practice (2002-2004).

Thomas C. Hense (44)

Year of Election or Appointment: 2008

Vice President of Fidelity's High Income and Small Cap Funds. Previously, Mr. Hense served as a portfolio manager for Fidelity's Institutional Money Management Group (Pyramis) (2003-2008).

Scott C. Goebel (40)

Year of Election or Appointment: 2008

Secretary and Chief Legal Officer (CLO) of the Fidelity funds. Mr. Goebel also serves as General Counsel, Secretary, and Senior Vice President of FMR (2008-present); Deputy General Counsel of FMR LLC; Chief Legal Secretary of Fidelity Management & Research (Hong Kong) Limited (2008-present) and Assistant Secretary of Fidelity Management & Research (Japan) Inc. (2008-present). Previously, Mr. Goebel served as Assistant Secretary of the Funds (2007-2008) and as Vice President and Secretary of Fidelity Distributors Corporation (FDC) (2005-2007).

John B. McGinty, Jr. (46)

Year of Election or Appointment: 2008

Assistant Secretary of Fidelity's Equity and High Income Funds. Mr. McGinty is an employee of Fidelity Investments (2004-present). Mr. McGinty also serves as Senior Vice President, Secretary, and Chief Legal Officer of FDC (2007-present). Before joining Fidelity Investments, Mr. McGinty practiced law at Ropes & Gray, LLP.

Holly C. Laurent (54)

Year of Election or Appointment: 2008

Anti-Money Laundering (AML) Officer of the Fidelity funds. Ms. Laurent is an employee of Fidelity Investments. Previously, Ms. Laurent was Senior Vice President and Head of Legal for Fidelity Business Services India Pvt. Ltd. (2006-2008), Senior Vice President, Deputy General Counsel and Group Head for FMR LLC (2005-2006).

Christine Reynolds (50)

Year of Election or Appointment: 2008

Chief Financial Officer of the Fidelity funds. Ms. Reynolds became President of Fidelity Pricing and Cash Management Services (FPCMS) in August 2008. She served as Chief Operating Officer of FPCMS from 2007 through July 2008. Previously, Ms. Reynolds served as President, Treasurer, and Anti-Money Laundering officer of the Fidelity funds (2004-2007). Before joining Fidelity Investments, Ms. Reynolds worked at PricewaterhouseCoopers LLP (PwC) (1980-2002), where she was an audit partner with PwC's investment management practice.

Kenneth A. Rathgeber (61)

Year of Election or Appointment: 2004

Chief Compliance Officer of Fidelity's Equity and High Income Funds. Mr. Rathgeber is Chief Compliance Officer of Fidelity Management & Research (Hong Kong) Limited (2008-present), Fidelity Management & Research (Japan) Inc. (2008-present), FMR (2005-present), FMR Co., Inc. (2005-present), Fidelity Management & Research (U.K.) Inc. (2005-
present), Fidelity Research & Analysis Company (2005-present), Fidelity Investments Money Management, Inc. (2005-present), and Strategic Advisers, Inc. (2005-present).

Bryan A. Mehrmann (47)

Year of Election or Appointment: 2005

Deputy Treasurer of the Fidelity funds. Mr. Mehrmann is an employee of Fidelity Investments. Previously, Mr. Mehrmann served as Vice President of Fidelity Investments Institutional Services Group (FIIS)/Fidelity Investments Institutional Operations Corporation, Inc. (FIIOC) Client Services (1998-2004).

Adrien E. Deberghes (41)

Year of Election or Appointment: 2008

Deputy Treasurer of Fidelity's Equity and High Income Funds. Mr. Deberghes is an employee of Fidelity Investments (2008-present). Previously, Mr. Deberghes served as Senior Vice President of Mutual Fund Administration at State Street Corporation (2007-2008), Senior Director of Mutual Fund Administration at Investors Bank & Trust (2005-2007), and Director of Finance for Dunkin' Brands (2000-2005).

Robert G. Byrnes (41)

Year of Election or Appointment: 2005

Assistant Treasurer of the Fidelity funds. Mr. Byrnes is an employee of Fidelity Investments (2005-present). Previously, Mr. Byrnes served as Vice President of Fidelity Pricing and Cash Management Services (FPCMS) (2003-2005). Before joining Fidelity Investments, Mr. Byrnes worked at Deutsche Asset Management where he served as Vice President of the Investment Operations Group (2000-2003).

Peter L. Lydecker (54)
Year of Election or Appointment: 2004 Assistant Treasurer of the Fidelity funds. Mr. Lydecker is an employee of Fidelity Investments.
Paul M. Murphy (61)

Year of Election or Appointment: 2007

Assistant Treasurer of the Fidelity funds. Mr. Murphy is an employee of Fidelity Investments (2007-present). Previously, Mr. Murphy served as Chief Financial Officer of the Fidelity Funds (2005-2006), Vice President and Associate General Counsel of FMR (2007), and Senior Vice President of Fidelity Pricing and Cash Management Services (FPCMS) (1994-2007).

Gary W. Ryan (50)

Year of Election or Appointment: 2005

Assistant Treasurer of the Fidelity funds. Mr. Ryan is an employee of Fidelity Investments. Previously, Mr. Ryan served as Vice President of Fund Reporting in Fidelity Pricing and Cash Management Services (FPCMS) (1999-2005).

** FMR Corp. merged with and into FMR LLC on October 1, 2007. Any references to FMR LLC for prior periods are deemed to be references to the prior entity.

Annual Report

Distributions (Unaudited)

The fund designates $168,711,221 of distributions paid during the period January 1, 2008 to October 31, 2008 as qualifying to be taxed as interest-related dividends for nonresident alien shareholders.

A total of 0.30% of the dividends distributed during the fiscal year was derived from interest on U.S. Government securities which is generally exempt from state income tax.

The fund will notify shareholders in January 2009 of amounts for use in preparing 2008 income tax returns.

Annual Report

Proxy Voting Results

A special meeting of the fund's shareholders was held on June 18, 2008. The results of votes taken among shareholders on the proposals before them are reported below. Each vote reported represents one dollar of net asset value held on the record date for the meeting.

PROPOSAL 1
To elect a Board of Trustees.A
	# of Votes	% of Votes
James C. Curvey
Affirmative	25,533,645,076.55	95.758
Withheld	1,131,045,213.53	4.242
TOTAL	26,664,690,290.08	100.000
Dennis J. Dirks
Affirmative	25,686,005,364.53	96.330
Withheld	978,684,925.55	3.670
TOTAL	26,664,690,290.08	100.000
Edward C. Johnson 3d
Affirmative	25,589,947,163.14	95.969
Withheld	1,074,743,126.94	4.031
TOTAL	26,664,690,290.08	100.000
Alan J. Lacy
Affirmative	25,669,138,246.63	96.266
Withheld	995,552,043.45	3.734
TOTAL	26,664,690,290.08	100.000
Ned C. Lautenbach
Affirmative	25,672,946,891.13	96.281
Withheld	991,743,398.95	3.719
TOTAL	26,664,690,290.08	100.000
Joseph Mauriello
Affirmative	25,675,331,192.42	96.290
Withheld	989,359,097.66	3.710
TOTAL	26,664,690,290.08	100.000
Cornelia M. Small
Affirmative	25,677,299,164.74	96.297
Withheld	987,391,125.34	3.703
TOTAL	26,664,690,290.08	100.000
	# of Votes	% of Votes
William S. Stavropoulos
Affirmative	25,644,596,204.07	96.174
Withheld	1,020,094,086.01	3.826
TOTAL	26,664,690,290.08	100.000
David M. Thomas
Affirmative	25,683,151,595.87	96.319
Withheld	981,538,694.21	3.681
TOTAL	26,664,690,290.08	100.000
Michael E. Wiley
Affirmative	25,681,657,144.60	96.313
Withheld	983,033,145.48	3.687
TOTAL	26,664,690,290.08	100.000
PROPOSAL 2
To amend the Declaration of Trust of Fidelity Advisor Series I to reduce the required quorum for future shareholder meetings.A
	# of Votes	% of Votes
Affirmative	14,366,154,116.59	53.877
Against	3,894,779,838.51	14.607
Abstain	853,635,309.57	3.201
Broker Non-Votes	7,550,121,025.41	28.315
TOTAL	26,664,690,290.08	100.000

A Denotes trust-wide proposal and voting results.

Annual Report

Board Approval of Investment Advisory Contracts and Management Fees

Fidelity Advisor High Income Advantage Fund

Each year, typically in July, the Board of Trustees, including the Independent Trustees (together, the Board), votes on the renewal of the management contract and sub-advisory agreements (together, the Advisory Contracts) for the fund. The Board, assisted by the advice of fund counsel and Independent Trustees' counsel, requests and considers a broad range of information throughout the year.

The Board meets regularly and, acting directly and through its separate committees, requests and receives information concerning, and considers at each of its meetings factors that are relevant to, its annual consideration of the renewal of the fund's Advisory Contracts, including the services and support provided to the fund and its shareholders. At the time of the renewal, the Board had 12 standing committees, each composed of Independent Trustees with varying backgrounds, to which the Board has assigned specific subject matter responsibilities in order to enhance effective decision-making by the Board. Each committee has a written charter outlining the structure and purposes of the committee. The Board also meets as needed to consider matters specifically related to the Board's annual consideration of the renewal of Advisory Contracts.

On June 19, 2008, the Board voted to continue the fund's Advisory Contracts for one month, through July 31, 2008, in connection with the reorganization of the Fidelity funds under two separate boards. The Board considered that the contractual terms of and fees payable under the fund's Advisory Contracts involve no changes in (i) the investment process or strategies employed in the management of the fund's assets; (ii) the nature or level of services provided under the fund's Advisory Contracts; or (iii) the day-to-day management of the fund or the persons primarily responsible for such management. The Board concluded that the fund's Advisory Contracts are fair and reasonable, and that the fund's Advisory Contracts should be extended, without modification, through July 31, 2008, with the understanding that the Board would consider their renewal in July 2008.

At its July 2008 meeting, the Board of Trustees, including the Independent Trustees, unanimously determined to renew the fund's Advisory Contracts. In reaching its determination, the Board considered all factors it believed relevant, including (i) the nature, extent, and quality of the services to be provided to the fund and its shareholders (including the investment performance of the fund); (ii) the competitiveness of the fund's management fee and total expenses; (iii) the total costs of the services to be provided by and the profits to be realized by Fidelity from its relationship with the fund; (iv) the extent to which economies of scale would be realized as the fund grows; and (v) whether fee levels reflect these economies of scale, if any, for the benefit of fund shareholders. The Board also approved agreements with foreign sub-advisers Fidelity Management & Research (U.K.) Inc., Fidelity Management & Research (Japan) Inc., and Fidelity Management & Research (Hong Kong) Limited.

Annual Report

Board Approval of Investment Advisory Contracts and
Management Fees - continued

In considering whether to renew the Advisory Contracts for the fund, the Board ultimately reached a determination, with the assistance of fund counsel and Independent Trustees' counsel and through the exercise of its business judgment, that the renewal of the Advisory Contracts and the compensation to be received by Fidelity under the management contract is consistent with Fidelity's fiduciary duty under applicable law. The Board's decision to renew the Advisory Contracts was not based on any single factor noted above, but rather was based on a comprehensive consideration of all the information provided to the Board at its meetings throughout the year. The Board, in reaching its determination to renew the Advisory Contracts, is aware that shareholders in the fund have a broad range of investment choices available to them, including a wide choice among mutual funds offered by competitors to Fidelity, and that the fund's shareholders, with the opportunity to review and weigh the disclosure provided by the fund in its prospectus and other public disclosures, have chosen to invest in this fund, managed by Fidelity.

Nature, Extent, and Quality of Services Provided. The Board considered staffing within the investment adviser, FMR, and the sub-advisers (together, the Investment Advisers), including the backgrounds of the fund's investment personnel and the fund's investment objective and discipline. The Independent Trustees also had discussions with senior management of Fidelity's investment operations and investment groups. The Board considered the structure of the portfolio manager compensation program and whether this structure provides appropriate incentives.

Resources Dedicated to Investment Management and Support Services. The Board reviewed the size, education, and experience of the Investment Advisers' investment staff, their use of technology, and the Investment Advisers' approach to recruiting, training, and retaining portfolio managers and other research, advisory, and management personnel. The Board noted that Fidelity's analysts have access to a variety of technological tools that enable them to perform both fundamental and quantitative analysis and to specialize in various disciplines. The Board considered Fidelity's extensive global research capabilities that enable the Investment Advisers to aggregate data from various sources in an effort to produce positive investment results. The Board also considered that Fidelity's portfolio managers and analysts have access to daily portfolio attribution that allows for monitoring of a fund's portfolio, as well as an electronic communication system that provides immediate real-time access to research concerning issuers and credit enhancers.

Shareholder and Administrative Services. The Board considered (i) the nature, extent, quality, and cost of advisory, administrative, distribution, and shareholder services performed by the Investment Advisers and their affiliates under the Advisory Contracts and under separate agreements covering transfer agency, pricing and bookkeeping, and securities lending services for the fund; (ii) the nature and extent of the Investment Advisers' supervision of third party service providers, principally custodians and subcustodians; and (iii) the resources devoted to, and the record of compliance with, the fund's compliance policies and procedures. The Board also reviewed the allocation of fund brokerage, including allocations to brokers affiliated with the Investment Advisers, the use of brokerage commissions to pay fund expenses, and the use of "soft" commission dollars to pay for research services. The Board further considered that Fidelity voluntarily pays for market data out of its own resources.

Annual Report

The Board noted that the growth of fund assets across the complex allows Fidelity to reinvest in the development of services designed to enhance the value or convenience of the Fidelity funds as investment vehicles. These services include 24-hour access to account information and market information through phone representatives and over the Internet, and investor education materials and asset allocation tools.

Investment in a Large Fund Family. The Board considered the benefits to shareholders of investing in a Fidelity fund, including the benefits of investing in a fund that is part of a large family of funds offering a variety of investment disciplines and providing for a large variety of mutual fund investor services. For example, fund shareholders are offered the privilege of exchanging shares of the fund for shares of other Fidelity funds, as set forth in the fund's prospectus, without paying a sales charge. The Board noted that Fidelity has taken a number of actions over the previous year that benefited particular funds, including (i) dedicating additional resources to investment research and to restructure the investment research teams; (ii) contractually agreeing to reduce the management fees on Fidelity's Institutional Money Market Funds and launching Class IV and Institutional Class of certain of these funds; (iii) reducing the transfer agent fees for the Fidelity Select Portfolios and Investor Class of the VIP funds; and (iv) launching Class K of 29 equity funds as a lower-fee class available to certain employer-sponsored retirement plans.

Investment Performance. The Board considered whether the fund has operated within its investment objective, as well as its record of compliance with its investment restrictions. It also reviewed the fund's absolute investment performance for each class, as well as the fund's relative investment performance for each class measured against (i) a broad-based securities market index, and (ii) a peer group of mutual funds deemed appropriate by the Board over multiple periods. The following charts considered by the Board show, over the one-, three-, and five-year periods ended December 31, 2007, the cumulative total returns of Institutional Class (Class I) and Class C of the fund, the cumulative total returns of a broad-based securities market index ("benchmark"), and a range of cumulative total returns of a peer group of mutual funds identified by Lipper Inc. as having an investment objective similar to that of the fund. The returns of Institutional Class (Class I) and Class C show the performance of the highest and lowest performing classes, respectively (based on three-year performance). The box within each chart shows the 25th percentile return (bottom of box) and the 75th percentile return (top of box) of the peer group. Returns shown above the box are in the first quartile and returns shown below the box are in the fourth quartile. The percentage beaten numbers noted below each chart correspond to the percentile box and represent the percentage of funds in the peer group whose performance was equal to or lower than that of the class indicated.

Annual Report

Board Approval of Investment Advisory Contracts and
Management Fees - continued

Fidelity Advisor High Income Advantage Fund

The Board reviewed the fund's relative investment performance against its peer group and stated that the performance of Institutional Class (Class I) of the fund was in the second quartile for the one-year period and the first quartile for the three- and five-year periods. The Board also stated that the investment performance of Institutional Class (Class I) of the fund compared favorably to its benchmark for all the periods shown. The Board considered that the variations in performance among the fund's classes reflect the variations in class expenses, which result in lower performance for higher expense classes.

Based on its review, and giving particular weight to the nature and quality of the resources dedicated by the Investment Advisers to maintain and improve relative performance, the Board concluded that the nature, extent, and quality of the services provided to the fund will benefit the fund's shareholders, particularly in light of the Board's view that the fund's shareholders benefit from investing in a fund that is part of a large family of funds offering a variety of investment disciplines and services.

Competitiveness of Management Fee and Total Fund Expenses. The Board considered the fund's management fee and total expenses compared to "mapped groups" of competitive funds and classes. Fidelity creates "mapped groups" by combining similar Lipper investment objective categories that have comparable management fee characteristics. Combining Lipper investment objective categories aids the Board's management fee and total expense comparisons by broadening the competitive group used for comparison and by reducing the number of universes to which various Fidelity funds are compared.

Annual Report

The Board considered two proprietary management fee comparisons for the 12-month periods shown in the chart below. The group of Lipper funds used by the Board for management fee comparisons is referred to below as the "Total Mapped Group" and, for the reasons explained above, is broader than the Lipper peer group used by the Board for performance comparisons. The Total Mapped Group comparison focuses on a fund's standing relative to the total universe of comparable funds available to investors, in terms of gross management fees before expense reimbursements or caps. "TMG%" represents the percentage of funds in the Total Mapped Group that had management fees that were lower than the fund's. For example, a TMG% of 26% means that 74% of the funds in the Total Mapped Group had higher management fees than the fund. The "Asset-Size Peer Group" (ASPG) comparison focuses on a fund's standing relative to non-Fidelity funds similar in size to the fund within the Total Mapped Group. The ASPG represents at least 15% of the funds in the Total Mapped Group with comparable asset size and management fee characteristics, subject to a minimum of 50 funds (or all funds in the Total Mapped Group if fewer than 50). Additional information, such as the ASPG quartile in which the fund's management fee ranked, is also included in the chart and considered by the Board.

Fidelity Advisor High Income Advantage Fund

Annual Report

Board Approval of Investment Advisory Contracts and
Management Fees - continued

The Board noted that the fund's management fee ranked below the median of its Total Mapped Group and below the median of its ASPG for 2007.

Based on its review, the Board concluded that the fund's management fee was fair and reasonable in light of the services that the fund receives and the other factors considered.

In its review of each class's total expenses, the Board considered the fund's management fee as well as other fund or class expenses, as applicable, such as transfer agent fees, pricing and bookkeeping fees, fund-paid 12b-1 fees, and custodial, legal, and audit fees. The Board also noted the effects of any waivers and reimbursements on fees and expenses. As part of its review, the Board also considered current and historical total expenses of each class of the fund compared to competitive fund median expenses. Each class of the fund is compared to those funds and classes in the Total Mapped Group (used by the Board for management fee comparisons) that have a similar sales load structure.

The Board noted that the total expenses of each of Class T, Class B, and Institutional Class ranked below its competitive median for 2007, the total expenses of Class A ranked equal to its competitive median for 2007, and the total expenses of Class C ranked above its competitive median for 2007. The Board noted that the fund offers multiple classes, each of which has a different sales load and 12b-1 fee structure, and that the multiple structures are intended to offer a range of pricing options for the intermediary market. The Board also noted that the total expenses of the classes vary primarily by the level of their 12b-1 fees, although differences in transfer agent fees may also cause expenses to vary from class to class.

In its review of total expenses, the Board also considered Fidelity fee structures and other information on clients that FMR and its affiliates service in other competitive markets, such as other mutual funds advised or subadvised by FMR or its affiliates, pension plan clients, and other institutional clients.

Based on its review, the Board concluded that the total expenses of each class of the fund were reasonable, although in one case above the median of the universe presented for comparison, in light of the services that the fund and its shareholders receive and the other factors considered.

Costs of the Services and Profitability. The Board considered the revenues earned and the expenses incurred by Fidelity in conducting the business of developing, marketing, distributing, managing, administering and servicing the fund and its shareholders. The Board also considered the level of Fidelity's profits in respect of all the Fidelity funds.

On an annual basis, FMR presents to the Board Fidelity's profitability for the fund. Fidelity calculates the profitability for each fund, as well as aggregate profitability for groups of Fidelity funds and all Fidelity funds, using a series of detailed revenue and cost allocation methodologies which originate with the audited books and records of Fidelity. The Audit Committee of the Board reviews any significant changes from the prior year's methodologies.

Annual Report

PricewaterhouseCoopers LLP (PwC), independent registered public accounting firm and auditor to Fidelity and certain Fidelity funds, has been engaged annually by the Board as part of the Board's assessment of the results of Fidelity's profitability analysis. PwC's engagement includes the review and assessment of Fidelity's methodologies used in determining the revenues and expenses attributable to Fidelity's mutual fund business, and completion of agreed-upon procedures surrounding the mathematical accuracy of fund profitability and its conformity to allocation methodologies. After considering PwC's reports issued under the engagement and information provided by Fidelity, the Board believes that while other allocation methods may also be reasonable, Fidelity's profitability methodologies are reasonable in all material respects.

The Board has also reviewed Fidelity's non-fund businesses and any fall-out benefits related to the mutual fund business as well as cases where Fidelity's affiliates may benefit from or be related to the fund's business.

The Board considered the costs of the services provided by and the profits realized by Fidelity in connection with the operation of the fund and determined that the amount of profit is a fair entrepreneurial profit for the management of the fund.

Economies of Scale. The Board considered whether there have been economies of scale in respect of the management of the Fidelity funds, whether the Fidelity funds (including the fund) have appropriately benefited from any such economies of scale, and whether there is potential for realization of any further economies of scale. The Board considered the extent to which the fund will benefit from economies of scale through increased services to the fund, through waivers or reimbursements, or through fee or expense reductions.

The Board recognized that the fund's management contract incorporates a "group fee" structure, which provides for lower group fee rates as total fund assets under FMR's management increase, and for higher group fee rates as total fund assets under FMR's management decrease. FMR determines the group fee rates based on a tiered asset "breakpoint" schedule. The Board considered that the group fee is designed to deliver the benefits of economies of scale to fund shareholders when total fund assets increase, even if assets of any particular fund are unchanged or have declined, because some portion of Fidelity's costs are attributable to services provided to all Fidelity funds, and all funds benefit if those costs can be allocated among more assets. The Board concluded that, given the group fee structure, fund shareholders will achieve a certain level of economies of scale as assets under FMR's management increase at the fund complex level, regardless of whether Fidelity achieves any such economies of scale.

Annual Report

Board Approval of Investment Advisory Contracts and
Management Fees - continued

The Board further concluded that any potential economies of scale are being shared between fund shareholders and Fidelity in an appropriate manner.

Additional Information Requested by the Board. In order to develop fully the factual basis for consideration of the Fidelity funds' Advisory Contracts, the Board requested and received additional information on certain topics, including (i) fund performance trends and actions to be taken by FMR to improve certain funds' overall performance; (ii) portfolio manager changes that have occurred during the past year; (iii) Fidelity's fund profitability methodology, the profitability of certain fund service providers, and profitability trends for certain funds; (iv) Fidelity's compensation structure for portfolio managers and key personnel, including its effects on fund profitability and the extent to which portfolio manager compensation is linked to fund performance; (v) Fidelity's fee structures and rationale for recommending different fees among categories of funds; and (vi) Fidelity's rationale for recommending which funds should have a performance adjustment component as part of their management fees.

Based on its evaluation of all of the conclusions noted above, and after considering all material factors, the Board ultimately concluded that the advisory fee structures are fair and reasonable, and that the fund's Advisory Contracts should be renewed.

Annual Report

Investment Adviser

Fidelity Management & Research Company
Boston, MA

Investment Sub-Advisers

FMR Co., Inc.

Fidelity Research & Analysis Company

FIL Investment Advisors

FIL Investment Advisors (U.K.) Ltd.

Fidelity Management & Research
(U.K.) Inc.

Fidelity Management & Research
(Japan) Inc.

Fidelity Management & Research
(Hong Kong) Limited

Fidelity Investments Japan Limited

General Distributor

Fidelity Distributors Corporation

Boston, MA

Transfer and Service Agents

Fidelity Investments Institutional Operations Company, Inc.

Boston, MA

Fidelity Service Company, Inc.

Boston, MA

Custodian

The Bank of New York

New York, NY

HY-UANN-1208
1.784750.105

(Fidelity Investment logo)(registered trademark)
Fidelity® Advisor

High Income Advantage

Fund - Institutional Class

Annual Report

October 31, 2008

(2_fidelity_logos) (Registered_Trademark)

Contents

Chairman's Message	<Click Here>	Ned Johnson's message to shareholders.
Performance	<Click Here>	How the fund has done over time.
Management's Discussion	<Click Here>	The manager's review of fund performance, strategy and outlook.
Shareholder Expense Example	<Click Here>	An example of shareholder expenses.
Investment Changes	<Click Here>	A summary of major shifts in the fund's investments over the past six months.
Investments	<Click Here>	A complete list of the fund's investments with their market values.
Financial Statements	<Click Here>	Statements of assets and liabilities, operations, and changes in net assets, as well as financial highlights.
Notes	<Click Here>	Notes to the financial statements.
Report of Independent Registered Public Accounting Firm	<Click Here>
Trustees and Officers	<Click Here>
Distributions	<Click Here>
Proxy Voting Results	<Click Here>
Board Approval of Investment Advisory Contracts and Management Fees	<Click Here>

To view a fund's proxy voting guidelines and proxy voting record for the 12-month period ended June 30, visit http://www.fidelity.com (search for "proxy voting guidelines") or visit the Securities and Exchange Commission's (SEC) web site at http://www.sec.gov. You may also call 1-877-208-0098 to request a free copy of the proxy voting guidelines.

Standard & Poor's, S&P and S&P 500 are registered service marks of The McGraw-Hill Companies, Inc. and have been licensed for use by Fidelity Distributors Corporation.

Other third party marks appearing herein are the property of their respective owners.

All other marks appearing herein are registered or unregistered trademarks or service marks of FMR LLC or an affiliated company.

Annual Report

This report and the financial statements contained herein are submitted for the general information of the shareholders of the fund. This report is not authorized for distribution to prospective investors in the fund unless preceded or accompanied by an effective prospectus.

A fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. Forms N-Q are available on the SEC's web site at http://www.sec.gov. A fund's Forms N-Q may be reviewed and copied at the SEC's Public Reference Room in Washington, DC. Information regarding the operation of the SEC's Public Reference Room may be obtained by calling 1-800-SEC-0330. For a complete list of a fund's portfolio holdings, view the most recent holdings listing, semiannual report, or annual report on Fidelity's web site at http://www.fidelity.com or http://www.advisor.fidelity.com, as applicable.

NOT FDIC INSURED · MAY LOSE VALUE · NO BANK GUARANTEE

Neither the fund nor Fidelity Distributors Corporation is a bank.

Annual Report

Chairman's Message

(photo_of_Edward_C_Johnson_3d)

Dear Shareholder:

Turmoil has been the watchword for the world's securities markets in 2008, with domestic and international stocks down sharply amid the global credit squeeze. A flight to quality boosted returns for U.S. Treasuries, one of the few asset classes with positive results heading into the latter stages of the year. Financial markets are always unpredictable, but there are a number of time-tested principles that can put the historical odds in your favor.

One of the basic tenets is to invest for the long term. Over time, riding out the markets' inevitable ups and downs has proven much more effective than selling into panic or chasing the hottest trend. Even missing only a few of the markets' best days can significantly diminish investor returns. Patience also affords the benefits of compounding - of earning interest on additional income or reinvested dividends and capital gains. There are tax advantages and cost benefits to consider as well. The more you sell, the more taxes you pay, and the more you trade, the higher the costs. While staying the course doesn't eliminate risk, it can considerably lessen the effect of short-term declines.

You can further manage your investing risk through diversification. And today, more than ever, geographic diversification should be taken into account. Studies indicate that asset allocation is the single most important determinant of a portfolio's long-term success. The right mix of stocks, bonds and cash - aligned to your particular risk tolerance and investment objective - is very important. Age-appropriate rebalancing is also an essential aspect of asset allocation. For younger investors, an emphasis on equities - which historically have been the best-performing asset class over time - is encouraged. As investors near their specific goal, such as retirement or sending a child to college, consideration may be given to replacing volatile assets (e.g. common stocks) with more-stable fixed investments (bonds or savings plans).

A third investment principle - investing regularly - can help lower the average cost of your purchases. Investing a certain amount of money each month or quarter helps ensure you won't pay for all your shares at market highs. This strategy - known as dollar cost averaging - also reduces unconstructive "emotion" from investing, helping shareholders avoid selling weak performers just prior to an upswing, or chasing a hot performer just before a correction.

We invite you to contact us via the Internet, through our Investor Centers or over the phone. It is our privilege to provide you the information you need to make the investments that are right for you.

Sincerely,

/s/Edward C. Johnson 3d

Edward C. Johnson 3d

Annual Report

Performance: The Bottom Line

Average annual total return reflects the change in the value of an investment, assuming reinvestment of the class' dividend income and capital gains (the profits earned upon the sale of securities that have grown in value, if any) and assuming a constant rate of performance each year. The $10,000 table and the fund's returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. During periods of reimbursement by Fidelity, a fund's total return will be greater than it would be had the reimbursement not occurred. How a fund did yesterday is no guarantee of how it will do tomorrow.

Average Annual Total Returns

Periods ended October 31, 2008	Past 1 year	Past 5 years	Past 10 years
Institutional Class	-35.17%	0.31%	3.22%

$10,000 Over 10 Years

Let's say hypothetically that $10,000 was invested in Fidelity® Advisor High Income Advantage Fund - Institutional Class on October 31, 1998. The chart shows how the value of your investment would have changed, and also shows how the Merrill Lynch® U.S. High Yield Master II Constrained Index performed over the same period.

Annual Report

Management's Discussion of Fund Performance

Comments from Thomas Soviero, Portfolio Manager of Fidelity® Advisor High Income Advantage Fund

Faced with a monumental credit crunch, contracting U.S. economic growth, concerns about corporate business fundamentals, a rising default rate and shrinking demand from risk-averse investors, high-yield bonds were sent reeling during the 12 months ending October 31, 2008. The Merrill Lynch® U.S. High Yield Master II Constrained Index declined 26.23% during that time frame. The debt markets suffered from a freeze-up as credit grew ever tighter, with banks and other financial institutions posting significant losses and hoarding cash to cover any exposure they had to troubled assets linked to subprime mortgages. In September, the U.S. government took over mortgage giants Fannie Mae and Freddie Mac as well as insurance behemoth American International Group (AIG). Conditions worsened, though, as investment bank Lehman Brothers failed, leading Congress to approve a $700 billion bailout plan for Wall Street in early October. Looking to keep the financial markets and the economy from collapsing, the Federal Reserve Board cut the benchmark federal funds target rate twice in October, with the first easing done in concert with other central banks around the world. As the period came to a close, the markets remained in turmoil due to contracting economic growth and uncertainty about the outcome of the U.S. presidential election.

During the past year, the fund's Class A, Class T, Class B and Class C shares returned -35.41%, -35.36%, -35.83% and -35.83%, respectively (excluding sales charges), underperforming the Merrill Lynch index. Weak performance from the fund's equity positions was the main reason for the performance shortfall. Overall, fund performance also was held back by unfavorable security selection in telecommunications, energy, automotive and shipping. The fund was helped by more-successful security selection in publishing/printing - although this was offset somewhat by overweighting the group - as well as the fund's cash position. Main detractors included telecom services providers PAETEC (common stock) and McLeodUSA (common stock); which was acquired by PAETEC; oil and natural gas pipeline operator El Paso (bonds and common stock); cable TV company Charter Communications (bonds, common stock and bank loans); theme park operator Six Flags (common stock, bonds and loans); Station Casinos (bonds); copper producer Freeport-McMoRan Copper & Gold (common stock, bonds). Cosmetics manufacturer Revlon (common stock), coal producer Alpha Natural Resources (common stock) and hospital operator Tenet Healthcare (bonds and common stock) contributed to performance, as did not owning publisher R.H. Donnelley and underweighting casino firm Harrah's, which were weak-performing index components. Some securities mentioned here were not held at period end.

During the past year, the fund's Institutional Class shares returned -35.17%, underperforming the Merrill Lynch index. Weak performance from the fund's equity positions was the main reason for the performance shortfall. Overall, fund performance also was held back by unfavorable security selection in telecommunications, energy, automotive and shipping. The fund was helped by more-successful security selection in publishing/printing - although this was offset somewhat by overweighting the group - as well as the fund's cash position. Main detractors included telecom services providers PAETEC (common stock) and McLeodUSA (common stock), which was acquired by PAETEC; oil and natural gas pipeline operator El Paso (bonds and common stock); cable TV company Charter Communications (bonds, common stock and bank loans); theme park operator Six Flags (common stock, bonds and loans); Station Casinos (bonds); copper producer Freeport-McMoRan Copper & Gold (common stock, bonds). Cosmetics manufacturer Revlon (common stock), coal producer Alpha Natural Resources (common stock) and hospital operator Tenet Healthcare (bonds and common stock) contributed to performance, as did not owning publisher R.H. Donnelley and underweighting casino firm Harrah's, which were weak-performing index components. Some securities mentioned here were not held at period end.

Annual Report

The views expressed above reflect those of the portfolio manager(s) only through the end of the period as stated on the cover of this report and do not necessarily represent the views of Fidelity or any other person in the Fidelity organization. Any such views are subject to change at any time based upon market or other conditions and Fidelity disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Fidelity fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Fidelity fund.

Annual Report

Shareholder Expense Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments or redemption proceeds, redemption fees, and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (May 1, 2008 to October 31, 2008).

Actual Expenses

The first line of the accompanying table for each class of the Fund provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000.00 (for example, an $8,600 account value divided by $1,000.00 = 8.6), then multiply the result by the number in the first line for a class of the Fund under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period. In addition, the Fund, as a shareholder in the underlying Fidelity Central Funds, will indirectly bear its pro rata share of the fees and expenses incurred by the underlying Fidelity Central Funds. These fees and expenses are not included in the Fund's annualized expense ratio used to calculate the expense estimate in the table below.

Hypothetical Example for Comparison Purposes

The second line of the accompanying table for each class of the Fund provides information about hypothetical account values and hypothetical expenses based on a Class' actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Class' actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. In addition, the Fund, as a shareholder in the underlying Fidelity Central Funds, will indirectly bear its pro rata share of the fees and expenses incurred by the underlying Fidelity Central Funds. These fees and expenses are not included in the Fund's annualized expense ratio used to calculate the expense estimate in the table below.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

Annual Report

Shareholder Expense Example - continued

	Annualized Expense Ratio	Beginning Account Value May 1, 2008	Ending Account Value October 31, 2008	Expenses Paid During Period* May 1, 2008 to October 31, 2008
Class A	1.07%
Actual		$ 1,000.00	$ 678.70	$ 4.52
Hypothetical A		$ 1,000.00	$ 1,019.76	$ 5.43
Class T	1.05%
Actual		$ 1,000.00	$ 679.80	$ 4.43
Hypothetical A		$ 1,000.00	$ 1,019.86	$ 5.33
Class B	1.75%
Actual		$ 1,000.00	$ 676.70	$ 7.38
Hypothetical A		$ 1,000.00	$ 1,016.34	$ 8.87
Class C	1.80%
Actual		$ 1,000.00	$ 677.50	$ 7.59
Hypothetical A		$ 1,000.00	$ 1,016.09	$ 9.12
Institutional Class	.80%
Actual		$ 1,000.00	$ 681.00	$ 3.38
Hypothetical A		$ 1,000.00	$ 1,021.11	$ 4.06

A 5% return per year before expenses

* Expenses are equal to each Class' annualized expense ratio, multiplied by the average account value over the period, multiplied by 184/366 (to reflect the one-half year period).

Annual Report

Investment Changes (Unaudited)

Top Five Holdings as of October 31, 2008
(by issuer, excluding cash equivalents)	% of fund's net assets	% of fund's net assets 6 months ago
Freescale Semiconductor, Inc.	3.0	2.8
El Paso Corp.	2.9	3.2
Tenet Healthcare Corp.	2.9	2.1
Intelsat Ltd.	2.8	2.5
Thomson Learning, Inc.	2.6	2.1
	14.2
Top Five Market Sectors as of October 31, 2008
	% of fund's net assets	% of fund's net assets 6 months ago
Energy	8.6	10.9
Automotive	8.5	9.3
Telecommunications	7.9	7.6
Technology	7.8	7.6
Healthcare	7.1	8.7
Quality Diversification (% of fund's net assets)
As of October 31, 2008	As of April 30, 2008
BBB 0.7%	BBB 0.5%
BB 19.2%	BB 18.9%
B 30.2%	B 30.3%
CCC,CC,C 25.8%	CCC,CC,C 24.5%
Not Rated 2.4%	Not Rated 2.4%
Equities 17.7%	Equities 19.0%
Short-Term Investments and Net Other Assets 4.0%	Short-Term Investments and Net Other Assets 4.4%

We have used ratings from Moody's® Investors Services, Inc. Where Moody's ratings are not available, we have used S&P ratings.
Asset Allocation (% of fund's net assets)
As of October 31, 2008 *		As of April 30, 2008 **
	Nonconvertible Bonds 50.2%		Nonconvertible Bonds 52.4%
	Convertible Bonds, Preferred Stocks 6.9%		Convertible Bonds, Preferred Stocks 6.6%
	Common Stocks 12.0%		Common Stocks 13.9%
	Floating Rate Loans 26.9%		Floating Rate Loans 22.7%
	Short-Term Investments and Net Other Assets 4.0%		Short-Term Investments and Net Other Assets 4.4%
* Foreign investments	8.7%	** Foreign investments	10.6%

Annual Report

Investments October 31, 2008

Showing Percentage of Net Assets

Corporate Bonds - 51.4%
	Principal Amount (000s)	Value (000s)
Convertible Bonds - 1.2%
Air Transportation - 0.1%
UAL Corp. 4.5% 6/30/21 (h)	$ 5,200	$ 2,785
Cable TV - 0.0%
Charter Communications, Inc. 6.5% 10/1/27	1,964	371
Energy - 0.9%
Chesapeake Energy Corp. 2.5% 5/15/37	28,800	17,870
Peabody Energy Corp. 4.75% 12/15/66	5,000	3,519
		21,389
Telecommunications - 0.2%
ICO North America, Inc. 7.5% 8/15/09 (j)	11,622	5,811
TOTAL CONVERTIBLE BONDS		30,356
Nonconvertible Bonds - 50.2%
Aerospace - 0.9%
Orbimage Holdings, Inc. 12.6538% 7/1/12 (i)	3,710	3,562
Sequa Corp.:
11.75% 12/1/15 (h)	18,960	11,755
13.5% 12/1/15 pay-in-kind (h)	11,842	6,483
		21,800
Air Transportation - 0.7%
American Airlines, Inc. pass thru trust certificates 10.18% 1/2/13	4,757	3,996
American Airlines, Inc. pass-thru trust certificates 7.377% 5/23/19	10,552	4,432
Continental Airlines, Inc.:
pass-thru trust certificates 6.903% 4/19/22	1,480	829
5.9356% 6/2/13 (i)	7,330	4,765
7.339% 4/19/14	2,480	1,649
Delta Air Lines, Inc.:
8% 12/15/07 (a)(h)	10,571	132
10% 8/15/49 (a)	29,000	363
Delta Air Lines, Inc. pass-thru trust certificates 7.779% 1/2/12	1,216	961
Northwest Airlines Corp. 10% 2/1/09 (a)	1,524	15
Northwest Airlines, Inc.:
7.875% 3/15/08 (a)	7,755	39
9.875% 3/15/07 (a)	6,255	63
		17,244
Corporate Bonds - continued
	Principal Amount (000s)	Value (000s)
Nonconvertible Bonds - continued
Automotive - 6.0%
Accuride Corp. 8.5% 2/1/15	$ 7,885	$ 3,154
Allison Transmission, Inc. 11% 11/1/15 (h)	5,120	3,226
Ford Motor Credit Co. LLC:
7% 10/1/13	46,900	25,980
7.25% 10/25/11	1,335	808
7.375% 2/1/11	12,175	7,576
7.8% 6/1/12	27,200	15,232
8% 12/15/16	7,110	3,911
9.75% 9/15/10	9,074	6,171
12% 5/15/15	3,030	1,909
General Motors Acceptance Corp.:
6.75% 12/1/14	6,007	3,034
6.875% 8/28/12	1,100	602
7% 2/1/12	22,680	12,708
8% 11/1/31	36,470	16,535
General Motors Corp. 8.375% 7/15/33	83,185	27,035
GMAC LLC:
6% 12/15/11	11,415	6,164
6.625% 5/15/12	9,210	5,066
The Goodyear Tire & Rubber Co.:
7.857% 8/15/11	4,295	3,608
8.625% 12/1/11	5,020	4,167
		146,886
Banks and Thrifts - 0.0%
Washington Mutual Bank 5.5% 1/15/13	10,000	0
Broadcasting - 0.2%
Nexstar Finance Holdings LLC/Nexstar Finance Holdings, Inc. 11.375% 4/1/13	6,395	3,901
Building Materials - 0.9%
Owens Corning:
6.5% 12/1/16	10,615	7,902
7% 12/1/36	21,430	13,572
		21,474
Cable TV - 3.3%
Charter Communications Holdings I LLC/Charter Communications Holdings I Capital Corp.:
11% 10/1/15	125,524	56,486
Corporate Bonds - continued
	Principal Amount (000s)	Value (000s)
Nonconvertible Bonds - continued
Cable TV - continued
Charter Communications Holdings I LLC/Charter Communications Holdings I Capital Corp.: - continued
11% 10/1/15	$ 10,460	$ 4,707
CSC Holdings, Inc. 6.75% 4/15/12	22,870	19,668
		80,861
Capital Goods - 1.0%
Actuant Corp. 6.875% 6/15/17	9,080	7,491
Mueller Water Products, Inc. 7.375% 6/1/17	7,180	4,685
Park-Ohio Industries, Inc. 8.375% 11/15/14	20,525	12,007
		24,183
Chemicals - 1.1%
Georgia Gulf Corp. 9.5% 10/15/14	39,380	16,933
MacDermid, Inc. 9.5% 4/15/17 (h)	900	486
Momentive Performance Materials, Inc. 10.875% 12/1/14 pay-in-kind (i)	5,855	2,511
Phibro Animal Health Corp. 13% 8/1/14 (h)	6,760	5,678
Tronox Worldwide LLC/Tronox Worldwide Finance Corp. 9.5% 12/1/12	7,610	1,674
		27,282
Containers - 0.2%
Berry Plastics Corp. 9.5025% 2/15/15 (i)	7,560	5,670
Diversified Financial Services - 1.5%
Cardtronics, Inc. 9.25% 8/15/13	2,840	2,272
Nuveen Investments, Inc. 10.5% 11/15/15 (h)	10,450	3,135
Residential Capital LLC 9.625% 5/15/15 (h)	112,768	28,756
Triad Acquisition Corp. 11.125% 5/1/13	4,170	2,085
		36,248
Diversified Media - 0.2%
Nielsen Finance LLC/Nielsen Finance Co. 0% 8/1/16 (e)	10,235	3,992
Electric Utilities - 3.1%
AES Corp. 8% 6/1/20 (h)	7,475	5,494
Calpine Corp.:
8.5% 7/15/10 (d)(h)	16,320	0
8.75% 7/15/13 (d)(h)	5,865	0
Edison Mission Energy 7.625% 5/15/27	18,110	11,953
Energy Future Holdings 10.875% 11/1/17 (h)	29,270	22,831
Intergen NV 9% 6/30/17 (h)	32,660	27,108
Corporate Bonds - continued
	Principal Amount (000s)	Value (000s)
Nonconvertible Bonds - continued
Electric Utilities - continued
Mirant Americas Generation LLC:
8.5% 10/1/21	$ 2,080	$ 1,456
9.125% 5/1/31	9,625	6,738
		75,580
Energy - 3.8%
Chaparral Energy, Inc.:
8.5% 12/1/15	2,225	1,090
8.875% 2/1/17	3,410	1,671
Connacher Oil and Gas Ltd. 10.25% 12/15/15 (h)	8,360	5,518
El Paso Corp. 6.95% 6/1/28	15,800	10,270
El Paso Energy Corp. 7.75% 1/15/32	1,970	1,363
Energy Partners Ltd. 9.8775% 4/15/13 (i)	4,990	2,495
Helix Energy Solutions Group, Inc. 9.5% 1/15/16 (h)	10,880	6,854
Hilcorp Energy I LP/Hilcorp Finance Co. 7.75% 11/1/15 (h)	6,520	4,629
Mariner Energy, Inc. 8% 5/15/17	5,665	3,286
OPTI Canada, Inc.:
7.875% 12/15/14	4,440	2,664
8.25% 12/15/14	5,105	3,318
Petroleum Development Corp. 12% 2/15/18	7,940	6,987
Plains Exploration & Production Co. 7.75% 6/15/15	22,700	16,685
SandRidge Energy, Inc.:
8% 6/1/18 (h)	9,675	5,926
8.625% 4/1/15 pay-in-kind (i)	2,450	1,593
Stallion Oilfield Services Ltd./Stallion Oilfield Finance Corp. 9.75% 2/1/15 (h)	7,490	2,996
Stone Energy Corp. 6.75% 12/15/14	4,320	2,678
Venoco, Inc. 8.75% 12/15/11	3,670	2,688
W&T Offshore, Inc. 8.25% 6/15/14 (h)	8,165	5,716
Williams Partners LP/Williams Partners Finance Corp. 7.25% 2/1/17	6,820	5,524
		93,951
Entertainment/Film - 0.2%
Livent, Inc. yankee 9.375% 10/15/04 (d)	11,100	111
Marquee Holdings, Inc. 12% 8/15/14	6,990	4,194
		4,305
Environmental - 0.4%
Allied Waste North America, Inc. 7.25% 3/15/15	11,560	10,288
Corporate Bonds - continued
	Principal Amount (000s)	Value (000s)
Nonconvertible Bonds - continued
Food and Drug Retail - 1.7%
Ahold Finance USA, Inc. 8.25% 7/15/10	$ 11,385	$ 11,294
Albertsons, Inc. 8% 5/1/31	10,100	7,240
Nutritional Sourcing Corp. 10.125% 8/1/09 (d)	7,424	1,485
Rite Aid Corp.:
6.875% 8/15/13	3,735	1,158
7.5% 3/1/17	15,945	10,085
8.625% 3/1/15	11,160	3,962
9.375% 12/15/15	1,345	477
9.5% 6/15/17	17,625	6,433
		42,134
Food/Beverage/Tobacco - 0.2%
Pilgrims Pride Corp.:
7.625% 5/1/15	8,690	3,042
8.375% 5/1/17	9,845	1,181
		4,223
Gaming - 3.0%
Downstream Development Authority 12% 10/15/15 (h)	8,750	5,250
Fontainebleau Las Vegas Holdings LLC/Fontainebleau Las Vegas Capital Corp. 10.25% 6/15/15 (h)	4,590	643
Indianapolis Downs LLC & Capital Corp. 11% 11/1/12 (h)	11,260	5,630
MGM Mirage, Inc.:
5.875% 2/27/14	7,415	4,375
6.625% 7/15/15	26,765	15,524
6.875% 4/1/16	1,155	670
7.5% 6/1/16	18,920	11,163
7.625% 1/15/17	6,885	4,028
13% 11/15/13 (h)	6,670	6,153
Park Place Entertainment Corp. 8.125% 5/15/11	15,195	5,394
Shingle Springs Tribal Gaming Authority 9.375% 6/15/15 (h)	2,960	1,628
Station Casinos, Inc.:
6% 4/1/12	610	214
6.5% 2/1/14	11,174	1,201
6.625% 3/15/18	21,790	2,342
6.875% 3/1/16	25,805	2,774
Corporate Bonds - continued
	Principal Amount (000s)	Value (000s)
Nonconvertible Bonds - continued
Gaming - continued
Station Casinos, Inc.: - continued
7.75% 8/15/16	$ 2,290	$ 767
Wynn Las Vegas LLC/Wynn Las Vegas Capital Corp. 6.625% 12/1/14	7,475	5,382
		73,138
Healthcare - 3.3%
HCA, Inc. 6.375% 1/15/15	4,730	2,791
ReAble Therapeutics Finance LLC/ReAble Therapeutics Finance Corp. 11.75% 11/15/14	20,745	14,936
Tenet Healthcare Corp.:
6.875% 11/15/31	16,215	8,594
7.375% 2/1/13	19,705	16,060
9.25% 2/1/15	11,960	9,837
9.875% 7/1/14	11,290	9,328
VWR Funding, Inc. 10.25% 7/15/15	30,000	18,000
		79,546
Homebuilding/Real Estate - 0.2%
K. Hovnanian Enterprises, Inc.:
6.25% 1/15/15	2,910	815
6.25% 1/15/16	8,755	2,539
6.375% 12/15/14	1,535	445
Rouse Co. 5.375% 11/26/13	1,600	544
		4,343
Insurance - 1.1%
Provident Companies, Inc.:
7% 7/15/18	11,260	9,774
7.25% 3/15/28	17,830	12,668
UnumProvident Corp.:
6.75% 12/15/28	4,814	3,209
7.19% 2/1/28	1,145	947
USI Holdings Corp. 9.75% 5/15/15 (h)	1,550	977
		27,575
Leisure - 1.0%
Six Flags Operations, Inc. 12.25% 7/15/16 (h)	43,228	22,911
Six Flags, Inc. 8.875% 2/1/10	914	548
		23,459
Metals/Mining - 2.0%
Aleris International, Inc. 9% 12/15/14	8,895	3,069
Corporate Bonds - continued
	Principal Amount (000s)	Value (000s)
Nonconvertible Bonds - continued
Metals/Mining - continued
FMG Finance Property Ltd. 10.625% 9/1/16 (h)	$ 13,835	$ 9,546
Freeport-McMoRan Copper & Gold, Inc.:
8.25% 4/1/15	21,240	16,833
8.375% 4/1/17	21,580	16,778
Novelis, Inc. 7.25% 2/15/15	5,000	3,700
		49,926
Paper - 0.5%
Abitibi-Consolidated, Inc.:
6% 6/20/13	7,500	1,538
7.75% 6/15/11	1,500	300
13.75% 4/1/11 (h)	5,005	4,004
Georgia-Pacific Corp. 7.7% 6/15/15	8,645	6,008
		11,850
Publishing/Printing - 2.4%
Cadmus Communications Corp. 8.375% 6/15/14	3,260	2,095
Cenveo Corp. 7.875% 12/1/13	19,620	12,459
Deluxe Corp.:
5% 12/15/12	8,680	5,729
5.125% 10/1/14	5,170	3,050
The Reader's Digest Association, Inc. 9% 2/15/17	12,940	3,882
TL Acquisitions, Inc.:
0% 7/15/15 (e)(h)	20,040	9,820
10.5% 1/15/15 (h)	11,720	6,973
Tribune Co. 4.875% 8/15/10	15,730	6,449
Valassis Communications, Inc. 8.25% 3/1/15	13,950	7,533
		57,990
Railroad - 0.2%
Kansas City Southern Railway Co. 8% 6/1/15	4,830	3,973
Restaurants - 0.2%
OSI Restaurant Partners, Inc. 10% 6/15/15	20,000	4,600
Services - 0.9%
ARAMARK Corp. 8.5% 2/1/15	3,015	2,555
Cardtronics, Inc. 9.25% 8/15/13	7,250	5,800
Cornell Companies, Inc. 10.75% 7/1/12	7,345	6,427
Muzak LLC/Muzak Finance Corp. 10% 2/15/09	6,460	4,845
Rental Service Corp. 9.5% 12/1/14	5,095	3,057
		22,684
Corporate Bonds - continued
	Principal Amount (000s)	Value (000s)
Nonconvertible Bonds - continued
Specialty Retailing - 0.7%
General Nutrition Centers, Inc. 7.5844% 3/15/14 (i)	$ 14,050	$ 8,641
Intcomex, Inc. 11.75% 1/15/11	6,260	3,944
Sally Holdings LLC 10.5% 11/15/16	7,590	5,730
		18,315
Super Retail - 0.3%
NBC Acquisition Corp. 11% 3/15/13	11,890	8,204
Technology - 3.4%
Advanced Micro Devices, Inc. 7.75% 11/1/12	9,075	5,627
Avago Technologies Finance Ltd. 10.125% 12/1/13	12,850	10,794
Ceridian Corp. 11.25% 11/15/15 (h)	7,320	4,538
Freescale Semiconductor, Inc. 10.125% 12/15/16	27,795	10,701
Nortel Networks Corp.:
10.125% 7/15/13	7,545	3,999
10.75% 7/15/16	1,885	990
10.75% 7/15/16 (h)	3,775	1,982
NXP BV:
7.5025% 10/15/13 (i)	10,405	4,578
9.5% 10/15/15	37,445	12,825
Open Solutions, Inc. 9.75% 2/1/15 (h)	1,550	682
Spansion LLC 11.25% 1/15/16 (h)	15,415	2,775
SS&C Technologies, Inc. 11.75% 12/1/13	8,145	7,738
SunGard Data Systems, Inc. 10.25% 8/15/15	5,555	3,944
Viasystems, Inc. 10.5% 1/15/11	13,440	11,424
		82,597
Telecommunications - 5.3%
Citizens Communications Co. 7.875% 1/15/27	6,970	3,224
Cricket Communications, Inc.:
9.375% 11/1/14	3,785	3,028
10% 7/15/15 (h)	8,790	7,384
Digicel Group Ltd. 8.875% 1/15/15 (h)	19,270	10,791
Intelsat Jackson Holdings Ltd. 11.5% 6/15/16 (h)	1,180	991
Intelsat Ltd.:
6.5% 11/1/13	56,412	28,206
7.625% 4/15/12	31,775	19,701
11.25% 6/15/16	22,225	18,975
Level 3 Financing, Inc.:
9.25% 11/1/14	2,275	1,251
12.25% 3/15/13	11,405	7,356
MetroPCS Wireless, Inc. 9.25% 11/1/14	18,405	15,322
Corporate Bonds - continued
	Principal Amount (000s)	Value (000s)
Nonconvertible Bonds - continued
Telecommunications - continued
Qwest Corp. 7.5% 10/1/14	$ 4,250	$ 3,230
Sprint Capital Corp. 6.875% 11/15/28	7,515	4,396
Windstream Corp. 8.625% 8/1/16	7,030	5,343
		129,198
Textiles & Apparel - 0.3%
Hanesbrands, Inc. 6.5081% 12/15/14 (h)(i)	9,940	6,759
TOTAL NONCONVERTIBLE BONDS		1,224,179
TOTAL CORPORATE BONDS (Cost $2,067,554)		1,254,535
Common Stocks - 12.0%
	Shares
Air Transportation - 0.6%
Delta Air Lines, Inc. (a)(f)	1,422,650	15,621
Automotive - 0.3%
Penske Auto Group, Inc.	1,000,000	8,190
Banks and Thrifts - 0.0%
Washington Mutual, Inc.	2,619,785	162
Broadcasting - 0.0%
Gray Television, Inc.	134,070	67
Building Materials - 1.3%
Armstrong World Industries, Inc.	72,354	1,420
Owens Corning (a)	1,976,622	31,092
		32,512
Cable TV - 0.0%
Charter Communications, Inc. Class A (a)(f)	2,032,900	894
Chemicals - 0.3%
Celanese Corp. Class A	300,000	4,158
NOVA Chemicals Corp.	300,000	3,894
		8,052
Consumer Products - 2.2%
Revlon, Inc. (a)(g)	4,464,520	53,083
Containers - 0.1%
Anchor Glass Container Corp.	172,857	1,210
Common Stocks - continued
	Shares	Value (000s)
Containers - continued
Pliant Corp. (a)	2,041	$ 0
Trivest 1992 Special Fund Ltd. (a)(j)	3,037,732	0
		1,210
Electric Utilities - 0.8%
AES Corp. (a)	1,402,509	11,178
Mirant Corp. (a)	435,643	7,632
		18,810
Energy - 0.7%
El Paso Corp.	1,700,900	16,499
Teekay Tankers Ltd.	28,500	346
		16,845
Food/Beverage/Tobacco - 0.6%
American Italian Pasta Co. Class A (a)(g)	1,203,422	15,344
Gaming - 0.0%
Virgin Media, Inc. warrants 1/10/11 (a)	3	0
Healthcare - 1.1%
Service Corp. International	272,300	1,879
Tenet Healthcare Corp. (a)	5,789,034	25,356
		27,235
Metals/Mining - 0.4%
Freeport-McMoRan Copper & Gold, Inc. Class B	300,000	8,730
Publishing/Printing - 0.3%
Cenveo, Inc. (a)	1,235,258	5,966
Shipping - 1.9%
Overseas Shipholding Group, Inc.	377,400	14,183
Ship Finance International Ltd. (NY Shares)	1,080,228	14,745
Teekay Corp.	765,000	16,333
		45,261
Technology - 1.0%
Amkor Technology, Inc. (a)	1,148,900	4,665
Flextronics International Ltd. (a)	2,665,000	11,140
Viasystems Group, Inc. (a)(j)	1,026,780	9,241
		25,046
Telecommunications - 0.4%
ICO Global Communications Holdings Ltd. Class A (a)	43,772	72
Level 3 Communications, Inc. (a)(f)	3,000,000	3,150
One Communications (j)	925,628	926
PAETEC Holding Corp. (a)	6,388,426	5,750
		9,898
Common Stocks - continued
	Shares	Value (000s)
Textiles & Apparel - 0.0%
Arena Brands Holding Corp. Class B (j)	42,253	$ 275
Pillowtex Corp. (a)	490,256	0
		275
TOTAL COMMON STOCKS (Cost $531,414)		293,201
Preferred Stocks - 5.7%

Convertible Preferred Stocks - 5.7%
Banks and Thrifts - 3.6%
Bank of America Corp. Series L, 7.25%	51,455	36,469
KeyCorp Series A, 7.75%	190,000	18,240
Wachovia Corp. 7.50%	49,909	33,189
		87,898
Energy - 1.8%
El Paso Corp. 4.99% (h)	54,500	44,633
Metals/Mining - 0.3%
Freeport-McMoRan Copper & Gold, Inc. 6.75%	144,300	6,928
TOTAL CONVERTIBLE PREFERRED STOCKS		139,459
Nonconvertible Preferred Stocks - 0.0%
Containers - 0.0%
Pliant Corp. Series AA 13.00%	18,036	90
TOTAL PREFERRED STOCKS (Cost $197,170)		139,549
Floating Rate Loans - 26.9%
	Principal Amount (000s)
Aerospace - 0.4%
DeCrane Aircraft Holdings, Inc. Tranche 2LN, term loan 11.2075% 2/21/14 (i)	$ 250	163
McKechnie Aerospace Holdings Ltd. Tranche 2LN, term loan 7.47% 5/11/15 pay-in-kind (i)	130	65
Sequa Corp. term loan 6.3797% 12/3/14 (i)	14,597	10,656
		10,884
Floating Rate Loans - continued
	Principal Amount (000s)	Value (000s)
Air Transportation - 1.6%
Delta Air Lines, Inc.:
Tranche 1LN, Revolving Credit-Linked Deposit 5.4427% 4/30/12 (i)	$ 48,213	$ 32,785
Tranche 2LN, term loan 5.8313% 4/30/14 (i)	11,036	6,511
		39,296
Automotive - 2.2%
AM General LLC term loan 8.8675% 4/17/12 (i)	6,520	3,586
Ford Motor Co. term loan 7.59% 12/15/13 (i)	30,414	16,271
General Motors Corp. term loan 5.795% 11/29/13 (i)	30,925	17,627
Lear Corp. term loan 5.7477% 4/25/12 (i)	8,104	5,187
Visteon Corp. term loan 7.75% 6/13/13 (i)	29,015	11,026
		53,697
Broadcasting - 2.0%
Univision Communications, Inc. Tranche 1LN, term loan 5.25% 9/29/14 (i)	90,045	48,624
Cable TV - 0.7%
CCO Holdings, LLC Tranche 3LN, term loan 6.2619% 9/6/14 (i)	28,745	17,534
Capital Goods - 0.4%
Dresser, Inc. Tranche 2LN, term loan 8.5569% 5/4/15 pay-in-kind (i)	6,905	4,143
Goodman Global, Inc. term loan 7.7075% 2/13/14 (i)	5,428	4,343
		8,486
Chemicals - 0.4%
Georgia Gulf Corp. term loan 9.045% 10/3/13 (i)	4,000	3,180
MacDermid, Inc. Tranche B, term loan 5.7619% 4/12/14 (i)	6,463	4,330
Millennium America/Millennium Inorganic Chemicals Ltd. Tranche 2LN, term loan 9.5119% 11/18/14 (i)	3,630	1,888
		9,398
Containers - 0.2%
Berry Plastics Holding Corp. Tranche C, term loan 4.7981% 4/3/15 (i)	7,384	5,390
Diversified Financial Services - 0.2%
AX Acquisition Corp. Tranche B1, term loan 6.0625% 8/15/14 (i)	2,846	2,248
DaimlerChrysler Financial Services Tranche 1LN, term loan 6.82% 8/3/12 (i)	5,126	3,486
		5,734
Floating Rate Loans - continued
	Principal Amount (000s)	Value (000s)
Electric Utilities - 0.5%
Texas Competitive Electric Holdings Co. LLC:
Tranche B2, term loan 6.6586% 10/10/14 (i)	$ 7,470	$ 5,845
Tranche B3, term loan 6.437% 10/10/14 (i)	8,080	6,363
		12,208
Energy - 1.4%
Antero Resources Corp. Tranche 2LN, term loan 7.954% 4/12/14 (i)	17,170	13,393
Hawkeye Renewables LLC Tranche 1LN, term loan 7.3725% 6/30/12 (i)	45,306	19,935
Venoco, Inc. Tranche 2LN, term loan 6.8125% 5/7/14 (i)	760	608
		33,936
Entertainment/Film - 0.1%
MGM Holdings II, Inc. Tranche B, term loan 7.0119% 4/8/12 (i)	5,582	2,624
Food/Beverage/Tobacco - 0.1%
Dean Foods Co. Tranche B, term loan 5.2616% 4/2/14 (i)	3,985	2,909
Gaming - 0.3%
Centaur Gaming LLC Tranche 1LN, term loan 9.7619% 10/30/12 (i)	2,742	1,782
Venetian Macau Ltd. Tranche B, term loan:
6.02% 5/26/12 (i)	2,366	1,479
6.02% 5/26/13 (i)	4,439	2,775
Venetian Macau US Finance, Inc. Tranche B, term loan 6.02% 5/25/13 (i)	1,695	1,059
		7,095
Healthcare - 2.7%
Community Health Systems, Inc.:
term loan 5.1611% 7/25/14 (i)	12,467	10,098
Tranche DD, term loan 7/25/14 (k)	638	517
HCA, Inc. Tranche B, term loan 6.0119% 11/17/13 (i)	63,497	52,544
Inverness Medical Innovations, Inc. Tranche 2LN, term loan 7.6787% 6/26/15 (i)	4,000	2,950
		66,109
Homebuilding/Real Estate - 0.0%
General Growth Properties, Inc. Tranche A1, term loan 5.74% 2/24/10 (i)	2,615	824
Floating Rate Loans - continued
	Principal Amount (000s)	Value (000s)
Hotels - 0.2%
Fontainebleau Florida Hotel LLC:
Tranche B, term loan 6.065% 6/6/14 (i)	$ 6,441	$ 2,705
Tranche DD, term loan 6/6/14 (k)	3,059	1,285
		3,990
Leisure - 0.4%
Six Flags, Inc. Tranche B, term loan 5.6876% 4/30/15 (i)	13,618	8,852
Paper - 0.4%
Boise Paper Holdings LLC Tranche 2LN, term loan 10% 2/22/15 (i)	1,975	1,333
NewPage Corp. term loan 7% 12/21/14 (i)	983	796
White Birch Paper Co.:
Tranche 1LN, term loan 6.52% 5/8/14 (i)	6,487	3,568
Tranche 2LN, term loan 8.57% 11/8/14 (i)	8,620	3,017
		8,714
Publishing/Printing - 2.9%
Education Media and Publishing Group Ltd. Tranche 2LN, term loan 13.0163% 12/12/14 (i)	8,008	5,606
Thomson Learning, Inc. term loan 5.62% 7/5/14 (i)	83,019	62,680
Tribune Co. Tranche B, term loan 6% 5/17/14 (i)	8,104	3,647
		71,933
Restaurants - 1.4%
OSI Restaurant Partners, Inc.:
Credit-Linked Deposit 5.0688% 6/14/13 (i)	5,008	2,504
term loan 5.25% 6/14/14 (i)	61,956	30,978
		33,482
Services - 0.8%
ARAMARK Corp.:
Credit-Linked Deposit 5.7869% 1/26/14 (i)	1,087	859
term loan 5.6369% 1/26/14 (i)	17,107	13,087
Brand Energy & Infrastructure Services, Inc. Tranche 2LN, term loan 8.925% 2/7/15 (i)	1,175	776
Central Parking Corp.:
Tranche B 1LN, term loan 5.0544% 5/22/14 (i)	4,191	3,185
6.063% 5/22/14 (i)	1,502	1,141
		19,048
Floating Rate Loans - continued
	Principal Amount (000s)	Value (000s)
Specialty Retailing - 2.1%
Eddie Bauer Holdings, Inc. term loan 6.4032% 4/1/14 (i)	$ 8,115	$ 4,707
Michaels Stores, Inc. term loan 5.3477% 10/31/13 (i)	78,296	45,803
		50,510
Technology - 3.4%
Flextronics International Ltd.:
Tranche B-A, term loan 6.1554% 10/1/14 (i)	3,884	2,874
Tranche B-A1, term loan 7.0688% 10/1/14 (i)	1,116	826
Freescale Semiconductor, Inc. term loan 5.47% 12/1/13 (i)	95,717	64,118
Intergraph Corp.:
Tranche 1LN, term loan 4.8094% 5/29/14 (i)	654	477
Tranche 2LN, term loan 8.8094% 11/29/14 (i)	17,150	13,549
Open Solutions, Inc. term loan 5.955% 1/23/14 (i)	3,476	1,738
		83,582
Telecommunications - 2.0%
Level 3 Communications, Inc. term loan 7% 3/13/14 (i)	44,425	31,653
One Communications Tranche C, term loan 6.8762% 4/19/13 (i)	8,625	4,054
Paetec Communications, Inc. Tranche B, term loan 5.6175% 2/28/13 (i)	531	335
Time Warner Telecom, Inc. Tranche B, term loan 5.12% 1/7/13 (i)	11,172	8,938
Wind Telecomunicazioni SpA term loan 11.7525% 12/12/11 pay-in-kind (i)	7,383	4,991
		49,971
Textiles & Apparel - 0.1%
Levi Strauss & Co. term loan 6.7625% 4/4/14 (i)	3,240	2,171
TOTAL FLOATING RATE LOANS (Cost $925,517)		657,001
Money Market Funds - 2.8%
	Shares
Fidelity Cash Central Fund, 1.81% (b)	56,632,035	56,632
Fidelity Securities Lending Cash Central Fund, 2.67% (b)(c)	12,705,313	12,705
TOTAL MONEY MARKET FUNDS (Cost $69,337)		69,337
Cash Equivalents - 0.2%
	Maturity Amount (000s)	Value (000s)
Investments in repurchase agreements in a joint trading account at 0.17%, dated 10/31/08 due 11/3/08 (Collateralized by U.S. Treasury Obligations) # (Cost $3,631)	$ 3,631	$ 3,631
TOTAL INVESTMENT PORTFOLIO - 99.0% (Cost $3,794,623)		2,417,254
NET OTHER ASSETS - 1.0%		23,836
NET ASSETS - 100%		$ 2,441,090
Legend
(a) Non-income producing

(b) Affiliated fund that is available only to investment companies and other accounts managed by Fidelity Investments. The rate quoted is the annualized seven-day yield of the fund at period end. A complete unaudited listing of the fund's holdings as of its most recent quarter end is available upon request.

(c) Investment made with cash collateral received from securities on loan.
(d) Non-income producing - Issuer is in default.
(e) Security initially issued in zero coupon form which converts to coupon form at a specified rate and date. The rate shown is the rate at period end.
(f) Security or a portion of the security is on loan at period end.
(g) Affiliated company

(h) Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At the end of the period, the value of these securities amounted to $303,578,000 or 12.4% of net assets.

(i) The coupon rate shown on floating or adjustable rate securities represents the rate at period end.

(j) Restricted securities - Investment in securities not registered under the Securities Act of 1933 (excluding 144A issues). At the end of the period, the value of restricted securities (excluding 144A issues) amounted to $16,252,000 or 0.7% of net assets.

Additional information on each holding is as follows:
Security	Acquisition Date	Acquisition Cost (000s)
Arena Brands Holding Corp. Class B	6/18/97 - 7/13/98	$ 1,538
ICO North America, Inc. 7.5% 8/15/09	8/12/05 - 8/15/08	$ 10,783
One Communications	11/18/04 - 6/29/06	$ 4,418
Trivest 1992 Special Fund Ltd.	7/30/92	$ -
Viasystems Group, Inc.	2/13/04	$ 20,664

(k) Position represents an unfunded loan commitment. At period end, the total principal amount and market value of unfunded commitments totaled $3,697,000 and $1,802,000, respectively. The coupon rate will be determined at time of settlement.

# Additional Information on each counterparty to the repurchase agreement is as follows:
Repurchase Agreement / Counterparty	Value (Amounts in thousands)
$3,631,000 due 11/03/08 at 0.17%
BNP Paribas Securities Corp.	$ 867
Banc of America Securities LLC	2,035
Barclays Capital, Inc.	461
Credit Suisse Securities (USA) LLC	184
Deutsche Bank Securities, Inc.	84
$ 3,631
Affiliated Central Funds
Information regarding fiscal year to date income earned by the Fund from investments in Fidelity Central Funds is as follows:
Fund	Income earned (Amounts in thousands)
Fidelity Cash Central Fund	$ 5,509
Fidelity Securities Lending Cash Central Fund	219
Total	$ 5,728
Other Affiliated Issuers
An affiliated company is a company in which the fund has ownership of at least 5% of the voting securities. Fiscal year to date transactions with companies which are or were affiliates are as follows:
Affiliates (Amounts in thousands)	Value, beginning of period	Purchases	Sales Proceeds	Dividend Income	Value, end of period
American Italian Pasta Co. Class A	$ -	$ 9,035	$ -	$ -	$ 15,344
Revlon, Inc.	47,322	3,833	433	-	53,083
Total	$ 47,332	$ 12,868	$ 433	$ -	$ 68,427
Income Tax Information

At October 31, 2008, the fund had a capital loss carryforward of approximately $914,969,000 of which $304,095,000, $478,918,000 and $131,956,000 will expire on October 31, 2009, 2010 and 2016, respectively.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Statements

Statement of Assets and Liabilities

Amounts in thousands (except per-share amounts)	October 31, 2008
Assets
Investment in securities, at value (including securities loaned of $8,957 and repurchase agreements of $3,631) - See accompanying schedule: Unaffiliated issuers (cost $3,634,586)	$ 2,279,490
Fidelity Central Funds (cost $69,337)	69,337
Other affiliated issuers (cost $90,700)	68,427
Total Investments (cost $3,794,623)		$ 2,417,254
Receivable for investments sold		32,816
Receivable for fund shares sold		4,177
Dividends receivable		427
Interest receivable		61,027
Distributions receivable from Fidelity Central Funds		152
Prepaid expenses		1
Receivable from investment adviser for expense reductions		5
Other receivables		59
Total assets		2,515,918

Liabilities
Payable for investments purchased	$ 46,120
Payable for fund shares redeemed	8,185
Distributions payable	5,477
Accrued management fee	1,214
Distribution fees payable	396
Other affiliated payables	603
Other payables and accrued expenses	128
Collateral on securities loaned, at value	12,705
Total liabilities		74,828

Net Assets		$ 2,441,090
Net Assets consist of:
Paid in capital		$ 4,690,753
Undistributed net investment income		44,183
Accumulated undistributed net realized gain (loss) on investments and foreign currency transactions		(915,212)
Net unrealized appreciation (depreciation) on investments and assets and liabilities in foreign currencies		(1,378,634)
Net Assets		$ 2,441,090

See accompanying notes which are an integral part of the financial statements.

Annual Report

Statement of Assets and Liabilities - continued

Amounts in thousands (except per-share amounts)	October 31, 2008
Calculation of Maximum Offering Price Class A: Net Asset Value and redemption price per share ($519,410 ÷ 80,605 shares)	$ 6.44

Maximum offering price per share (100/96.00 of $6.44)	$ 6.71
Class T: Net Asset Value and redemption price per share ($542,265 ÷ 83,834 shares)	$ 6.47

Maximum offering price per share (100/96.00 of $6.47)	$ 6.74
Class B: Net Asset Value and offering price per share ($58,919 ÷ 9,188 shares)A	$ 6.41

Class C: Net Asset Value and offering price per share ($130,889 ÷ 20,338 shares)A	$ 6.44

Institutional Class: Net Asset Value, offering price and redemption price per share ($1,189,607 ÷ 192,622 shares)	$ 6.18

A Redemption price per share is equal to net asset value less any applicable contingent deferred sales charge.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Statements - continued

Statement of Operations

Amounts in thousands	Year ended October 31, 2008
Investment Income
Dividends		$ 17,913
Interest		276,096
Income from Fidelity Central Funds		5,728
Total income		299,737

Expenses
Management fee	$ 19,460
Transfer agent fees	6,508
Distribution fees	7,041
Accounting and security lending fees	1,091
Custodian fees and expenses	50
Independent trustees' compensation	15
Registration fees	194
Audit	76
Legal	62
Miscellaneous	350
Total expenses before reductions	34,847
Expense reductions	(100)	34,747
Net investment income		264,990
Realized and Unrealized Gain (Loss) Net realized gain (loss) on:
Investment securities:
Unaffiliated issuers	(136,351)
Other affiliated issuers	20
Foreign currency transactions	101
Total net realized gain (loss)		(136,230)
Change in net unrealized appreciation (depreciation) on: Investment securities	(1,487,542)
Assets and liabilities in foreign currencies	1
Total change in net unrealized appreciation (depreciation)		(1,487,541)
Net gain (loss)		(1,623,771)
Net increase (decrease) in net assets resulting from operations		$ (1,358,781)

See accompanying notes which are an integral part of the financial statements.

Annual Report

Statement of Changes in Net Assets

Amounts in thousands	Year ended October 31, 2008	Year ended October 31, 2007
Increase (Decrease) in Net Assets
Operations
Net investment income	$ 264,990	$ 198,181
Net realized gain (loss)	(136,230)	93,855
Change in net unrealized appreciation (depreciation)	(1,487,541)	71,047
Net increase (decrease) in net assets resulting from operations	(1,358,781)	363,083
Distributions to shareholders from net investment income	(244,125)	(207,828)
Share transactions - net increase (decrease)	501,827	707,546
Redemption fees	1,585	606
Total increase (decrease) in net assets	(1,099,494)	863,407

Net Assets
Beginning of period	3,540,584	2,677,177
End of period (including undistributed net investment income of $44,183 and undistributed net investment income of $28,057, respectively)	$ 2,441,090	$ 3,540,584

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Class A

Years ended October 31,

2008

2007

2006

2005

2004

Selected Per-Share Data
Net asset value, beginning of period	$ 10.70	$ 10.10	$ 9.60	$ 9.64	$ 9.50
Income from Investment Operations
Net investment income C	.712	.677	.673	.695	.797
Net realized and unrealized gain (loss)	(4.326)	.629	.500	.134	.307
Total from investment operations	(3.614)	1.306	1.173	.829	1.104
Distributions from net investment income	(.650)	(.708)	(.644)	(.871)	(.966)
Distributions from net realized gain	-	-	(.030)	-	-
Total distributions	(.650)	(.708)	(.674)	(.871)	(.966)
Redemption fees added to paid in capital C	.004	.002	.001	.002	.002
Net asset value, end of period	$ 6.44	$ 10.70	$ 10.10	$ 9.60	$ 9.64
Total Return A,B	(35.41)%	13.22%	12.62%	8.71%	12.23%
Ratios to Average Net Assets D,F
Expenses before reductions	1.07%	1.02%	.98%	1.00%	.98%
Expenses net of fee waivers, if any	1.07%	1.02%	.98%	1.00%	.98%
Expenses net of all reductions	1.07%	1.02%	.98%	.99%	.98%
Net investment income	7.64%	6.36%	6.83%	7.08%	8.38%
Supplemental Data
Net assets, end of period (in millions)	$ 519	$ 823	$ 583	$ 424	$ 297
Portfolio turnover rate E	45%	35%	51%	53%	67%

A Total returns would have been lower had certain expenses not been reduced during the periods shown.

B Total returns do not include the effect of the sales charges.

C Calculated based on average shares outstanding during the period.

D Fees and expenses of the underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

E Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

F Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Class T

Years ended October 31,

2008

2007

2006

2005

2004

Selected Per-Share Data
Net asset value, beginning of period	$ 10.74	$ 10.14	$ 9.63	$ 9.67	$ 9.52
Income from Investment Operations
Net investment income C	.722	.680	.670	.693	.793
Net realized and unrealized gain (loss)	(4.344)	.626	.507	.129	.315
Total from investment operations	(3.622)	1.306	1.177	.822	1.108
Distributions from net investment income	(.652)	(.708)	(.638)	(.864)	(.960)
Distributions from net realized gain	-	-	(.030)	-	-
Total distributions	(.652)	(.708)	(.668)	(.864)	(.960)
Redemption fees added to paid in capital C	.004	.002	.001	.002	.002
Net asset value, end of period	$ 6.47	$ 10.74	$ 10.14	$ 9.63	$ 9.67
Total Return A,B	(35.36)%	13.16%	12.62%	8.61%	12.24%
Ratios to Average Net Assets D,F
Expenses before reductions	1.04%	1.02%	1.04%	1.06%	1.06%
Expenses net of fee waivers, if any	1.04%	1.02%	1.04%	1.06%	1.06%
Expenses net of all reductions	1.04%	1.02%	1.04%	1.06%	1.06%
Net investment income	7.67%	6.36%	6.77%	7.02%	8.30%
Supplemental Data
Net assets, end of period (in millions)	$ 542	$ 1,138	$ 1,083	$ 1,003	$ 1,245
Portfolio turnover rate E	45%	35%	51%	53%	67%

A Total returns would have been lower had certain expenses not been reduced during the periods shown.

B Total returns do not include the effect of the sales charges.

C Calculated based on average shares outstanding during the period.

D Fees and expenses of the underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

E Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

F Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.
See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Class B

Years ended October 31,

2008

2007

2006

2005

2004

Selected Per-Share Data
Net asset value, beginning of period	$ 10.65	$ 10.06	$ 9.56	$ 9.61	$ 9.47
Income from Investment Operations
Net investment income C	.652	.599	.597	.622	.723
Net realized and unrealized gain (loss)	(4.309)	.621	.501	.123	.310
Total from investment operations	(3.657)	1.220	1.098	.745	1.033
Distributions from net investment income	(.587)	(.632)	(.569)	(.797)	(.895)
Distributions from net realized gain	-	-	(.030)	-	-
Total distributions	(.587)	(.632)	(.599)	(.797)	(.895)
Redemption fees added to paid in capital C	.004	.002	.001	.002	.002
Net asset value, end of period	$ 6.41	$ 10.65	$ 10.06	$ 9.56	$ 9.61
Total Return A,B	(35.83)%	12.36%	11.82%	7.82%	11.44%
Ratios to Average Net Assets D,F
Expenses before reductions	1.77%	1.74%	1.74%	1.75%	1.74%
Expenses net of fee waivers, if any	1.75%	1.74%	1.74%	1.74%	1.74%
Expenses net of all reductions	1.75%	1.74%	1.74%	1.74%	1.74%
Net investment income	6.96%	5.64%	6.06%	6.33%	7.62%
Supplemental Data
Net assets, end of period (in millions)	$ 59	$ 141	$ 202	$ 313	$ 498
Portfolio turnover rate E	45%	35%	51%	53%	67%

A Total returns would have been lower had certain expenses not been reduced during the periods shown.

B Total returns do not include the effect of the contingent deferred sales charge.

C Calculated based on average shares outstanding during the period.

D Fees and expenses of the underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

E Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

F Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Class C

Years ended October 31,

2008

2007

2006

2005

2004

Selected Per-Share Data
Net asset value, beginning of period	$ 10.69	$ 10.09	$ 9.59	$ 9.63	$ 9.49
Income from Investment Operations
Net investment income C	.645	.595	.592	.615	.718
Net realized and unrealized gain (loss)	(4.318)	.629	.500	.133	.309
Total from investment operations	(3.673)	1.224	1.092	.748	1.027
Distributions from net investment income	(.581)	(.626)	(.563)	(.790)	(.889)
Distributions from net realized gain	-	-	(.030)	-	-
Total distributions	(.581)	(.626)	(.593)	(.790)	(.889)
Redemption fees added to paid in capital C	.004	.002	.001	.002	.002
Net asset value, end of period	$ 6.44	$ 10.69	$ 10.09	$ 9.59	$ 9.63
Total Return A,B	(35.83)%	12.37%	11.72%	7.83%	11.33%
Ratios to Average Net Assets D,F
Expenses before reductions	1.81%	1.79%	1.80%	1.82%	1.81%
Expenses net of fee waivers, if any	1.81%	1.79%	1.80%	1.82%	1.81%
Expenses net of all reductions	1.81%	1.79%	1.80%	1.82%	1.81%
Net investment income	6.90%	5.59%	6.01%	6.26%	7.55%
Supplemental Data
Net assets, end of period (in millions)	$ 131	$ 237	$ 198	$ 182	$ 193
Portfolio turnover rate E	45%	35%	51%	53%	67%

A Total returns would have been lower had certain expenses not been reduced during the periods shown.

B Total returns do not include the effect of the contingent deferred sales charge.

C Calculated based on average shares outstanding during the period.

D Fees and expenses of the underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

E Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

F Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Institutional Class

Years ended October 31,

2008

2007

2006

2005

2004

Selected Per-Share Data
Net asset value, beginning of period	$ 10.29	$ 9.74	$ 9.28	$ 9.35	$ 9.24
Income from Investment Operations
Net investment income B	.701	.673	.665	.691	.786
Net realized and unrealized gain (loss)	(4.140)	.607	.485	.125	.305
Total from investment operations	(3.439)	1.280	1.150	.816	1.091
Distributions from net investment income	(.675)	(.732)	(.661)	(.888)	(.983)
Distributions from net realized gain	-	-	(.030)	-	-
Total distributions	(.675)	(.732)	(.691)	(.888)	(.983)
Redemption fees added to paid in capital B	.004	.002	.001	.002	.002
Net asset value, end of period	$ 6.18	$ 10.29	$ 9.74	$ 9.28	$ 9.35
Total Return A	(35.17)%	13.46%	12.83%	8.85%	12.46%
Ratios to Average Net Assets C,E
Expenses before reductions	.80%	.80%	.81%	.81%	.83%
Expenses net of fee waivers, if any	.80%	.80%	.81%	.81%	.83%
Expenses net of all reductions	.80%	.80%	.81%	.81%	.83%
Net investment income	7.91%	6.58%	6.99%	7.26%	8.53%
Supplemental Data
Net assets, end of period (in millions)	$ 1,190	$ 1,202	$ 610	$ 351	$ 245
Portfolio turnover rate D	45%	35%	51%	53%	67%

A Total returns would have been lower had certain expenses not been reduced during the periods shown.

B Calculated based on average shares outstanding during the period.

C Fees and expenses of the underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

D Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

E Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Notes to Financial Statements

For the period ended October 31, 2008

(Amounts in thousands except ratios)

1. Organization.

Fidelity Advisor High Income Advantage Fund (the Fund) is a fund of Fidelity Advisor Series I (the trust) and is authorized to issue an unlimited number of shares. The trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Massachusetts business trust. The Fund offers Class A, Class T, Class B, Class C, and Institutional Class shares, each of which has equal rights as to assets and voting privileges. Each class has exclusive voting rights with respect to matters that affect that class. Class B shares will automatically convert to Class A shares after a holding period of seven years from the initial date of purchase. Investment income, realized and unrealized capital gains and losses, the common expenses of the Fund, and certain fund-level expense reductions, if any, are allocated on a pro rata basis to each class based on the relative net assets of each class to the total net assets of the Fund. Each class differs with respect to transfer agent and distribution and service plan fees incurred. Certain expense reductions also differ by class.

2. Investments in Fidelity Central Funds.

The Fund may invest in Fidelity Central Funds, which are open-end investment companies available only to other investment companies and accounts managed by Fidelity Management & Research Company (FMR) and its affiliates. The Fund's Schedule of Investments lists each of the Fidelity Central Funds held as of period end, if any, as an investment of the Fund, but does not include the underlying holdings of each Fidelity Central Fund. As an Investing Fund, the Fund indirectly bears its proportionate share of the expenses of the underlying Fidelity Central Funds.

The Money Market Central Funds seek preservation of capital and current income and are managed by Fidelity Investments Money Management, Inc. (FIMM), an affiliate of FMR.

A complete unaudited list of holdings for each Fidelity Central Fund is available upon request or at the SEC's web site at www.sec.gov. In addition, the financial statements of the Fidelity Central Funds, which are not covered by the Fund's Report of Independent Registered Public Accounting Firm, are available on the SEC's web site or upon request.

3. Significant Accounting Policies.

The financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America, which require management to make certain estimates and assumptions at the date of the financial statements. Actual results could differ from those estimates. The following summarizes the significant accounting policies of the Fund:

Annual Report

3. Significant Accounting Policies - continued

Security Valuation. Investments are valued as of 4:00 p.m. Eastern time on the last calendar day of the period. Wherever possible, the Fund uses independent pricing services approved by the Board of Trustees to value its investments.

Debt securities, including restricted securities, are valued by independent pricing services or by dealers who make markets in such securities. Pricing services consider yield or price of bonds of comparable quality, coupon, maturity and type as well as dealer supplied prices. Certain of the Fund's securities may be valued by a single source or dealer. Equity securities, including restricted securities, for which market quotations are readily available, are valued at the last reported sale price or official closing price as reported by an independent pricing service on the primary market or exchange on which they are traded. In the event there were no sales during the day or closing prices are not available, securities are valued at the last quoted bid price. Investments in open-end mutual funds, including the Fidelity Central Funds, are valued at their closing net asset value each business day. Short-term securities with remaining maturities of sixty days or less for which quotations are not readily available are valued at amortized cost, which approximates value. Actual prices received at disposition may differ.

When current market prices or quotations are not readily available or reliable, valuations may be determined in good faith in accordance with procedures adopted by the Board of Trustees. Factors used in determining value may include significant market or security specific events, changes in interest rates and credit quality, and developments in foreign markets which are monitored by evaluating the performance of ADRs, futures contracts and exchange-traded funds. The frequency with which these procedures are used cannot be predicted and may be utilized to a significant extent. The value of securities used for net asset value (NAV) calculation under these procedures may differ from published prices for the same securities.

Foreign Currency. The Fund uses foreign currency contracts to facilitate transactions in foreign-denominated securities. Losses from these transactions may arise from changes in the value of the foreign currency or if the counterparties do not perform under the contracts' terms.

Foreign-denominated assets, including investment securities, and liabilities are translated into U.S. dollars at the exchange rate at period end. Purchases and sales of investment securities, income and dividends received and expenses denominated in foreign currencies are translated into U.S. dollars at the exchange rate in effect on the transaction date.

The effects of exchange rate fluctuations on investments are included with the net realized and unrealized gain (loss) on investment securities. Other foreign currency transactions resulting in realized and unrealized gain (loss) are disclosed separately.

Annual Report

Notes to Financial Statements - continued

(Amounts in thousands except ratios)

3. Significant Accounting Policies - continued

Investment Transactions and Income. For financial reporting purposes, the Fund's investment holdings and NAV include trades executed through the end of the last business day of the period. The NAV per share for processing shareholder transactions is calculated as of the close of business of the New York Stock Exchange (NYSE, normally 4:00 p.m. Eastern time and includes trades executed through the end of the prior business day. Gains and losses on securities sold are determined on the basis of identified cost and may include proceeds received from litigation. Dividend income is recorded on the ex-dividend date, except for certain dividends from foreign securities where the ex-dividend date may have passed, which are recorded as soon as the Fund is informed of the ex-dividend date. Non-cash dividends included in dividend income, if any, are recorded at the fair market value of the securities received. Distributions received on securities that represent a return of capital or capital gain are recorded as a reduction of cost of investments and/or as a realized gain. The Fund estimates the components of distributions received that may be considered return of capital distributions or capital gain distributions. Interest income and distributions from the Fidelity Central Funds are accrued as earned. Interest income includes coupon interest and amortization of premium and accretion of discount on debt securities. Investment income is recorded net of foreign taxes withheld where recovery of such taxes is uncertain. Debt obligations may be placed on non-accrual status and related interest income may be reduced by ceasing current accruals and writing off interest receivables when the collection of all or a portion of interest has become doubtful based on consistently applied procedures. A debt obligation is removed from non-accrual status when the issuer resumes interest payments or when collectibility of interest is reasonably assured.

Expenses. Most expenses of the trust can be directly attributed to a fund. Expenses which cannot be directly attributed are apportioned among each Fund in the trust. Expense estimates are accrued in the period to which they relate and adjustments are made when actual amounts are known.

Deferred Trustee Compensation. Under a Deferred Compensation Plan (the Plan), independent Trustees must defer receipt of a portion of, and may elect to defer receipt of an additional portion of, their annual compensation. Deferred amounts are invested in a cross-section of Fidelity funds, are marked-to-market and remain in the Fund until distributed in accordance with the Plan. The investment of deferred amounts and the offsetting payable to the Trustees are included in the accompanying Statement of Assets and Liabilities.

Income Tax Information and Distributions to Shareholders. Each year, the Fund intends to qualify as a regulated investment company by distributing substantially all of its taxable income and realized gains under Subchapter M of the Internal Revenue Code

Annual Report

3. Significant Accounting Policies - continued

Income Tax Information and Distributions to Shareholders - continued

and filing its U.S. federal tax return. As a result, no provision for income taxes is required. The Fund is subject to the provisions of FASB Interpretation No. 48, Accounting for Uncertainties in Income Taxes (FIN 48). FIN 48 sets forth a minimum threshold for financial statement recognition of the benefit of a tax position taken or expected to be taken in a tax return. The implementation of FIN 48 did not result in any unrecognized tax benefits in the accompanying financial statements. Each of the Fund's federal tax returns for the prior three fiscal years remains subject to examination by the Internal Revenue Service (IRS). Foreign taxes are provided for based on the Fund's understanding of the tax rules and rates that exist in the foreign markets in which it invests.

Dividends are declared daily and paid monthly from net investment income. Distributions from realized gains, if any, are recorded on the ex-dividend date. Income dividends and capital gain distributions are declared separately for each class. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from generally accepted accounting principles. In addition, the Fund will claim a portion of the payment made to redeeming shareholders as a distribution for income tax purposes.

Capital accounts within the financial statements are adjusted for permanent book-tax differences. These adjustments have no impact on net assets or the results of operations. Temporary book-tax differences will reverse in a subsequent period.

Book-tax differences are primarily due to foreign currency transactions, defaulted bonds, market discount, partnerships, deferred trustees compensation, net operating losses, capital loss carryforwards and losses deferred due to wash sales and excise tax regulations.

The tax-basis components of distributable earnings and the federal tax cost as of period end were as follows:

Unrealized appreciation	$ 17,992
Unrealized depreciation	(1,366,836)
Net unrealized appreciation (depreciation)	(1,348,844)
Undistributed ordinary income	14,159
Capital loss carryforward	(914,969)

Cost for federal income tax purposes	$ 3,766,098

The tax character of distributions paid was as follows:

	October 31, 2008	October 31, 2007
Ordinary Income	$ 244,125	$ 207,828

Annual Report

Notes to Financial Statements - continued

(Amounts in thousands except ratios)

3. Significant Accounting Policies - continued

Short-Term Trading (Redemption) Fees. Shares held in the Fund less than 90 days are subject to a redemption fee equal to 1.00% of the proceeds of the redeemed shares. All redemption fees, including any estimated redemption fees paid by FMR, are retained by the Fund and accounted for as an addition to paid in capital.

New Accounting Pronouncement. In September 2006, Statement of Financial Accounting Standards No. 157, Fair Value Measurements (SFAS 157), was issued and is effective for fiscal years beginning after November 15, 2007. SFAS 157 defines fair value, establishes a framework for measuring fair value and results in expanded disclosures about fair value measurements.

4. Operating Policies.

Repurchase Agreements. FMR has received an Exemptive Order from the Securities and Exchange Commission (the SEC) which permits the Fund and other affiliated entities of FMR to transfer uninvested cash balances into joint trading accounts which are then invested in repurchase agreements. The Fund may also invest directly with institutions in repurchase agreements. Repurchase agreements are collateralized by government or non-government securities. Upon settlement date, collateral is held in segregated accounts with custodian banks and may be obtained in the event of a default of the counterparty. The Fund monitors, on a daily basis, the value of the collateral to ensure it is at least equal to the principal amount of the repurchase agreement (including accrued interest). In the event of a default by the counterparty, realization of the collateral proceeds could be delayed, during which time the value of the collateral may decline.

Restricted Securities. The Fund may invest in securities that are subject to legal or contractual restrictions on resale. These securities generally may be resold in transactions exempt from registration or to the public if the securities are registered. Disposal of these securities may involve time-consuming negotiations and expense, and prompt sale at an acceptable price may be difficult. Information regarding restricted securities is included at the end of the Fund's Schedule of Investments.

Loans and Other Direct Debt Instruments. The Fund may invest in loans and loan participations, trade claims or other receivables. These investments may include standby financing commitments, including revolving credit facilities, that obligate the Fund to supply additional cash to the borrower on demand. Loan participations involve a risk of insolvency of the lending bank or other financial intermediary. The Fund may be contractually obligated to receive approval from the agent bank and/or borrower prior to the sale of these investments.

Annual Report

5. Purchases and Sales of Investments.

Purchases and sales of securities, other than short-term securities, aggregated $2,140,052 and $1,478,955, respectively.

6. Fees and Other Transactions with Affiliates.

Management Fee. FMR and its affiliates provide the Fund with investment management related services for which the Fund pays a monthly management fee. The management fee is the sum of an individual fund fee rate that is based on an annual rate of .45% of the Fund's average net assets and a group fee rate that averaged .12% during the period. The group fee rate is based upon the average net assets of all the mutual funds advised by FMR. The group fee rate decreases as assets under management increase and increases as assets under management decrease. For the period, the total annual management fee rate was .57% of the Fund's average net assets.

Distribution and Service Plan. In accordance with Rule 12b-1 of the 1940 Act, the Fund has adopted separate Distribution and Service Plans for each class of shares. Certain classes pay Fidelity Distributors Corporation (FDC), an affiliate of FMR, separate Distribution and Service Fees, each of which is based on an annual percentage of each class' average net assets. In addition, FDC may pay financial intermediaries for selling shares of the Fund and providing shareholder support services. For the period, the Distribution and Service Fee rates and the total amounts paid to and retained by FDC were as follows:

	Distribution Fee	Service Fee	Paid to FDC	Retained by FDC
Class A	0%	.25%	$ 1,885	$ 108
Class T	0%	.25%	2,197	49
Class B	.65%	.25%	932	675
Class C	.75%	.25%	2,027	429
			$ 7,041	$ 1,261

Sales Load. FDC receives a front-end sales charge of up to 4.00% for selling Class A shares and Class T shares, some of which is paid to financial intermediaries for selling shares of the Fund. FDC receives the proceeds of contingent deferred sales charges levied on Class A, Class T, Class B, and Class C redemptions. These charges depend on the holding period. The deferred sales charges range from 5% to 1% for Class B, 1% for Class C, 1.00% to .50% for certain purchases of Class A shares and .25% for certain purchases of Class T shares.

Annual Report

Notes to Financial Statements - continued

(Amounts in thousands except ratios)

6. Fees and Other Transactions with Affiliates - continued

Sales Load - continued

For the period, sales charge amounts retained by FDC were as follows:

Retained by FDC
Class A	$ 139
Class T	39
Class B*	249
Class C*	57
$ 484

* When Class B and Class C shares are initially sold, FDC pays commissions from its own resources to financial intermediaries through which the sales are made.

Transfer Agent Fees. Fidelity Investments Institutional Operations Company, Inc. (FIIOC), an affiliate of FMR, is the transfer, dividend disbursing and shareholder servicing agent for each class of the Fund. FIIOC receives account fees and asset-based fees that vary according to the account size and type of account of the shareholders of the respective classes of the Fund. FIIOC pays for typesetting, printing and mailing of shareholder reports, except proxy statements. For the period, the total transfer agent fees paid by each class were as follows:

	Amount	% of Average Net Assets
Class A	$ 1,530.20
Class T	1,540.18
Class B	259.25
Class C	386.19
Institutional Class	2,793.19
	$ 6,508

Accounting and Security Lending Fees. Fidelity Service Company, Inc. (FSC), an affiliate of FMR, maintains the Fund's accounting records. The accounting fee is based on the level of average net assets for the month. Under a separate contract, FSC administers the security lending program. The security lending fee is based on the number and duration of lending transactions.

Brokerage Commissions. The Fund placed a portion of its portfolio transactions with brokerage firms which are affiliates of the investment adviser. The commissions paid to these affiliated firms were $7 for the period.

Annual Report

7. Committed Line of Credit.

The Fund participates with other funds managed by FMR in a $4.2 billion credit facility (the "line of credit") to be utilized for temporary or emergency purposes to fund shareholder redemptions or for other short-term liquidity purposes. The Fund has agreed to pay commitment fees on its pro rata portion of the line of credit, which amounted to $7 and is reflected in Miscellaneous Expense on the Statement of Operations. During the period, there were no borrowings on this line of credit.

8. Security Lending.

The Fund lends portfolio securities from time to time in order to earn additional income. On the settlement date of the loan, the Fund receives collateral (in the form of U.S. Treasury obligations, letters of credit and/or cash) against the loaned securities and maintains collateral in an amount not less than 100% of the market value of the loaned securities during the period of the loan. The market value of the loaned securities is determined at the close of business of the Fund and any additional required collateral is delivered to the Fund on the next business day. If the borrower defaults on its obligation to return the securities loaned because of insolvency or other reasons, a fund could experience delays and costs in recovering the securities loaned or in gaining access to the collateral. Any cash collateral received is invested in the Fidelity Securities Lending Cash Central Fund. The value of loaned securities and cash collateral at period end are disclosed on the Fund's Statement of Assets and Liabilities. Security lending income represents the income earned on investing cash collateral, less fees and expenses associated with the loan, plus any premium payments that may be received on the loan of certain types of securities. Security lending income is presented in the Statement of Operations as a component of income from Fidelity Central Funds. Net income from lending portfolio securities during the period amounted to $219.

9. Expense Reductions.

FMR voluntarily agreed to reimburse each class to the extent annual operating expenses exceeded certain levels of average net assets as noted in the table below. Some expenses, for example interest expense, including commitment fees, are excluded from this reimbursement.

The following classes were in reimbursement during the period:

	Expense Limitations	Reimbursement from adviser
Class B	1.75%	$ 20

Many of the brokers with whom FMR places trades on behalf of the Fund provided services to the Fund in addition to trade execution. These services included payments of

Annual Report

Notes to Financial Statements - continued

(Amounts in thousands except ratios)

9. Expense Reductions - continued

certain expenses on behalf of the Fund totaling $4 for the period. In addition, through arrangements with the Fund's custodian and each class' transfer agent, credits realized as a result of uninvested cash balances were used to reduce the Fund's expenses. During the period, these credits reduced the Fund's custody expenses by $47. During the period, credits reduced each class' transfer agent expense as noted in the table below.

Transfer Agent expense reduction
Class A	$ 7
Institutional Class	22
$ 29

10. Other.

The Fund's organizational documents provide former and current trustees and officers with a limited indemnification against liabilities arising in connection with the performance of their duties to the Fund. In the normal course of business, the Fund may also enter into contracts that provide general indemnifications. The Fund's maximum exposure under these arrangements is unknown as this would be dependent on future claims that may be made against the Fund. The risk of material loss from such claims is considered remote.

In December 2006, the Independent Trustees, with the assistance of independent counsel, completed an investigation regarding gifts, gratuities and business entertainment provided by certain brokers to certain individuals who were employed on FMR's domestic equity trading desk during the period 2002 to 2004. The Independent Trustees and FMR agreed that, despite the absence of proof that the Fidelity mutual funds experienced diminished execution quality as a result of the improper receipt of gifts and business entertainment, the conduct at issue was serious and was worthy of redress. Accordingly, the Independent Trustees requested, and FMR agreed to make, a payment of $42 million plus accrued interest, which equaled approximately $7.3 million, to certain Fidelity mutual funds.

In March 2008, the Trustees approved a method for allocating this payment among the funds and, in total, FMR paid the fund $13, which is recorded in the accompanying Statement of Operations.

In a related administrative order dated March 5, 2008, the U.S. Securities and Exchange Commission ("SEC") announced a settlement with FMR and FMR Co., Inc. (an affiliate of FMR) involving the SEC's regulatory rules for investment advisers and the improper receipt of gifts, gratuities and business entertainment. Without admitting or denying the SEC's findings, FMR agreed to pay an $8 million civil penalty to the United States Treasury.

Annual Report

10. Other - continued

During the period, Lehman Brothers Holdings, Inc. and certain of its affiliates (LBHI) sought protection under the insolvency laws of their jurisdictions of organization, including the United States, the United Kingdom and Japan. At the time LBHI's insolvency proceedings were instituted, the Fund had outstanding securities trades with counterparties affiliated with LBHI. As a result of the insolvency proceedings, LBHI is unable to fulfill its commitments and, in certain cases, the Fund may have terminated its trades and related agreements with the relevant entities and, where appropriate, is in the process of initiating claims for damages. FMR believes that the financial impact to the Fund relating to the terminated trades and agreements is immaterial.

11. Distributions to Shareholders.

Distributions to shareholders of each class were as follows:

Years ended October 31,	2008	2007
From net investment income
Class A	$ 52,256	$ 45,931
Class T	61,495	76,325
Class B	6,621	10,472
Class C	12,639	13,114
Institutional Class	111,114	61,986
Total	$ 244,125	$ 207,828

12. Share Transactions.

Transactions for each class of shares were as follows:

	Shares		Dollars
Years ended October 31,	2008	2007	2008	2007
Class A
Shares sold	30,951	35,666	$ 293,445	$ 381,108
Reinvestment of distributions	4,419	3,136	40,467	33,324
Shares redeemed	(31,681)	(19,586)	(289,603)	(207,904)
Net increase (decrease)	3,689	19,216	$ 44,309	$ 206,528
Class T
Shares sold	19,633	29,143	$ 183,198	$ 311,661
Reinvestment of distributions	5,574	6,039	51,665	64,422
Shares redeemed	(47,317)	(36,101)	(444,773)	(384,890)
Net increase (decrease)	(22,110)	(919)	$ (209,910)	$ (8,807)
Class B
Shares sold	1,390	3,367	$ 13,101	$ 35,741
Reinvestment of distributions	453	625	4,180	6,612
Shares redeemed	(5,909)	(10,830)	(54,886)	(114,797)
Net increase (decrease)	(4,066)	(6,838)	$ (37,605)	$ (72,444)

Annual Report

Notes to Financial Statements - continued

(Amounts in thousands except ratios)

12. Share Transactions - continued

	Shares		Dollars
Years ended October 31,	2008	2007	2008	2007
Class C
Shares sold	4,930	7,719	$ 46,935	$ 82,581
Reinvestment of distributions	830	751	7,624	7,975
Shares redeemed	(7,567)	(5,983)	(68,278)	(63,310)
Net increase (decrease)	(1,807)	2,487	$ (13,719)	$ 27,246
Institutional Class
Shares sold	117,537	65,566	$ 1,063,506	$ 670,968
Reinvestment of distributions	9,055	5,410	79,384	55,342
Shares redeemed	(50,833)	(16,751)	(424,138)	(171,287)
Net increase (decrease)	75,759	54,225	$ 718,752	$ 555,023

Annual Report

Report of Independent Registered Public Accounting Firm

To the Trustees of Fidelity Advisor Series I and Shareholders of Fidelity Advisor High Income Advantage Fund:

We have audited the accompanying statement of assets and liabilities of Fidelity Advisor High Income Advantage Fund (the Fund), a fund of Fidelity Advisor Series I, including the schedule of investments, as of October 31, 2008, and the related statement of operations for the year then ended, the statement of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund's internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of October 31, 2008, by correspondence with the custodians and brokers; where replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Fidelity Advisor High Income Advantage Fund as of October 31, 2008, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and its financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

/s/ Deloitte & Touche LLP

DELOITTE & TOUCHE LLP

Boston, Massachusetts

December 23, 2008

Annual Report

Trustees and Officers

The Trustees, Member of the Advisory Board, and executive officers of the trust and fund, as applicable, are listed below. The Board of Trustees governs the fund and is responsible for protecting the interests of shareholders. The Trustees are experienced executives who meet periodically throughout the year to oversee the fund's activities, review contractual arrangements with companies that provide services to the fund, and review the fund's performance. Except for Edward C. Johnson 3d and James C. Curvey, each of the Trustees oversees 220 funds advised by FMR or an affiliate. Messrs. Johnson and Curvey oversee 379 funds advised by FMR or an affiliate.

The Trustees hold office without limit in time except that (a) any Trustee may resign; (b) any Trustee may be removed by written instrument, signed by at least two-thirds of the number of Trustees prior to such removal; (c) any Trustee who requests to be retired or who has become incapacitated by illness or injury may be retired by written instrument signed by a majority of the other Trustees; and (d) any Trustee may be removed at any special meeting of shareholders by a two-thirds vote of the outstanding voting securities of the trust. Each Trustee who is not an interested person (as defined in the 1940 Act) (Independent Trustee), shall retire not later than the last day of the calendar year in which his or her 72nd birthday occurs. The Independent Trustees may waive this mandatory retirement age policy with respect to individual Trustees. The executive officers and Advisory Board Member hold office without limit in time, except that any officer and Advisory Board Member may resign or may be removed by a vote of a majority of the Trustees at any regular meeting or any special meeting of the Trustees. Except as indicated, each individual has held the office shown or other offices in the same company for the past five years.

The fund's Statement of Additional Information (SAI) includes more information about the Trustees. To request a free copy, call Fidelity at 1-877-208-0098.

Interested Trustees*:

Correspondence intended for each Trustee who is an interested person may be sent to Fidelity Investments, 82 Devonshire Street, Boston, Massachusetts 02109.

Name, Age; Principal Occupation
Edward C. Johnson 3d (78)

Year of Election or Appointment: 1983

Mr. Johnson is Chairman of the Board of Trustees. Mr. Johnson serves as Chief Executive Officer, Chairman, and a Director of FMR LLC; Chairman and a Director of FMR; Chairman and a Director of Fidelity Research & Analysis Company (FRAC); Chairman and a Director of Fidelity Investments Money Management, Inc.; and Chairman and a Director of FMR Co., Inc. In addition, Mr. Johnson serves as Chairman and Director of FIL Limited. Previously, Mr. Johnson served as President of FMR LLC (2006-2007).

James C. Curvey (73)

Year of Election or Appointment: 2007

Mr. Curvey also serves as Trustee (2007-present) of other investment companies advised by FMR. Mr. Curvey is a Director of FMR and FMR Co., Inc. (2007-present). Mr. Curvey is also Vice Chairman (2006-
present) and Director of FMR LLC. In addition, Mr. Curvey serves as an Overseer for the Boston Symphony Orchestra and a member of the Trustees of Villanova University.

* Trustees have been determined to be "Interested Trustees" by virtue of, among other things, their affiliation with the trust or various entities under common control with FMR. FMR Corp. merged with and into FMR LLC on October 1, 2007. Any references to FMR LLC for prior periods are deemed to be references to the prior entity.

Independent Trustees:

Correspondence intended for each Independent Trustee (that is, the Trustees other than the Interested Trustees) may be sent to Fidelity Investments, P.O. Box 55235, Boston, Massachusetts 02205-5235.

Name, Age; Principal Occupation
Dennis J. Dirks (60)

Year of Election or Appointment: 2005

Prior to his retirement in May 2003, Mr. Dirks was Chief Operating Officer and a member of the Board of The Depository Trust & Clearing Corporation (DTCC) (1999-2003). He also served as President, Chief Operating Officer, and Board member of The Depository Trust Company (DTC) (1999-2003) and President and Board member of the National Securities Clearing Corporation (NSCC) (1999-2003). In addition, Mr. Dirks served as a Trustee and a member of the Finance Committee of Manhattan College (2005-2008), and as Chief Executive Officer and Board member of the Government Securities Clearing Corporation (2001-2003) and Chief Executive Officer and Board member of the Mortgage-Backed Securities Clearing Corporation (2001-2003). Mr. Dirks also serves as a Trustee and a member of the Finance Committee of AHRC of Nassau County (2006-present).

Alan J. Lacy (55)

Year of Election or Appointment: 2008

Mr. Lacy serves as Senior Adviser (2007-present) of Oak Hill Capital Partners, L.P. (a private equity firm). Mr. Lacy also served as Chief Executive Officer (2000-2005) and Vice Chairman (2005-2006) of Sears Holdings Corporation and Sears, Roebuck and Co. (retail). In addition, Mr. Lacy serves as a member of the Board of Directors of The Western Union Company (global money transfer, 2006-present) and Bristol-Myers Squibb (global pharmaceuticals, 2007-present). Mr. Lacy is a Trustee of the National Parks Conservation Association and The Field Museum of Natural History.

Ned C. Lautenbach (64)

Year of Election or Appointment: 2000

Mr. Lautenbach is Chairman of the Independent Trustees (2006-present). Mr. Lautenbach is an Advisory Partner of Clayton, Dubilier & Rice, Inc. (private equity investment firm). Previously, Mr. Lautenbach was with the International Business Machines Corporation (IBM) from 1968 until his retirement in 1998. Mr. Lautenbach serves as a Director of Eaton Corporation (diversified industrial) as well as the Philharmonic Center for the Arts in Naples, Florida. He also is a member of the Board of Trustees of Fairfield University (2005-present), as well as a member of the Council on Foreign Relations. Previously, Mr. Lautenbach served as a Director of Sony Corporation (2006-2007).

Joseph Mauriello (64)

Year of Election or Appointment: 2008

Prior to his retirement in January 2006, Mr. Mauriello served in numerous senior management positions including Deputy Chairman and Chief Operating Officer (2004-2005), and Vice Chairman of Financial Services (2002-2004) of KPMG LLP US (professional services firm, 1965-
2005). Mr. Mauriello currently serves as a member of the Board of Directors of XL Capital Ltd. (global insurance and re-insurance company, 2006-present) and of Arcadia Resources Inc. (health care services and products, 2007-present). He also served as a Director of the Hamilton Funds of the Bank of New York (2006-2007).

Cornelia M. Small (64)

Year of Election or Appointment: 2005

Ms. Small is a member of the Investment Committee, and Chair (2008-present) and a member of the Board of Trustees of Smith College. Ms. Small also serves on the Investment Committee of the Berkshire Taconic Community Foundation (2008-present). Previously, Ms. Small served as Chairperson of the Investment Committee (2002-2008) of Smith College and as Co-Chair (2000-2003) of the Annual Fund for the Fletcher School of Law and Diplomacy. In addition, she served as Chief Investment Officer, Director of Global Equity Investments, and a member of the Board of Directors of Scudder, Stevens & Clark and Scudder Kemper Investments.

William S. Stavropoulos (69)

Year of Election or Appointment: 2002

Mr. Stavropoulos is Chairman Emeritus of the Board of Directors of The Dow Chemical Company, where he previously served in numerous senior management positions, including President (1993-2000; 2002-
2003), CEO (1995-2000; 2002-2004), Chairman of the Executive Committee (2000-2006), and as a member of the Board of Directors (1990-2006). Currently, he is a Director of Teradata Corporation (data warehousing and technology solutions, 2008-present), Chemical Financial Corporation, Maersk Inc. (industrial conglomerate), Tyco International, Inc. (multinational manufacturing and services, 2007-present), and a member of the Advisory Board for Metalmark Capital (private equity investment firm, 2005-present). He is a special advisor to Clayton, Dubilier & Rice, Inc. (private equity investment). In addition, Mr. Stavropoulos is a member of the University of Notre Dame Advisory Council for the College of Science.

David M. Thomas (59)

Year of Election or Appointment: 2008

Previously, Mr. Thomas served as Executive Chairman (2005-2006) and Chairman and Chief Executive Officer (2000-2005) of IMS Health, Inc. (pharmaceutical and healthcare information solutions). In addition, Mr. Thomas serves as a member of the Board of Directors of Fortune Brands, Inc. (consumer products holding company), and Interpublic Group of Companies, Inc. (marketing communication, 2004-present).

Michael E. Wiley (58)

Year of Election or Appointment: 2008

Mr. Wiley also serves as a member of the Board of Trustees of the University of Tulsa (2000-2006; 2007-present). He serves as a Director of Tesoro Corporation (independent oil refiner and marketer, 2005-
present), and a Director of Bill Barrett Corporation (exploration and production company, 2005-present). In addition, he also serves as a Director of Post Oak Bank (privately-held bank, 2004-present). Previously, Mr. Wiley served as a Sr. Energy Advisor of Katzenbach Partners, LLC (consulting firm, 2006-2007), as an Advisory Director of Riverstone Holdings (private investment firm), Chairman, President, and CEO of Baker Hughes, Inc. (oilfield services company, 2000-2004), and as Director of Spinnaker Exploration Company (exploration and production company, 2001-2005).

Advisory Board Member and Executive Officers**:

Correspondence intended for each executive officer and Mr. Lynch may be sent to Fidelity Investments, 82 Devonshire Street, Boston, Massachusetts 02109.

Name, Age; Principal Occupation
Peter S. Lynch (64)

Year of Election or Appointment: 2003

Member of the Advisory Board of Fidelity's Equity and High Income Funds. Mr. Lynch is Vice Chairman and a Director of FMR, and Vice Chairman (2001-present) and a Director of FMR Co., Inc. Previously, Mr. Lynch served as a Trustee of the Fidelity funds (1990-2003). In addition, he serves as a Trustee of Boston College and as the Chairman of the Inner-City Scholarship Fund. Previously, Mr. Lynch served on the Special Olympics International Board of Directors (1997-2006).

Kenneth B. Robins (39)

Year of Election or Appointment: 2008

President and Treasurer of Fidelity's Equity and High Income Funds. Mr. Robins is an employee of Fidelity Investments (2004-present). Before joining Fidelity Investments, Mr. Robins worked at KPMG LLP, where he was a partner in KPMG's department of professional practice (2002-2004).

Thomas C. Hense (44)

Year of Election or Appointment: 2008

Vice President of Fidelity's High Income and Small Cap Funds. Previously, Mr. Hense served as a portfolio manager for Fidelity's Institutional Money Management Group (Pyramis) (2003-2008).

Scott C. Goebel (40)

Year of Election or Appointment: 2008

Secretary and Chief Legal Officer (CLO) of the Fidelity funds. Mr. Goebel also serves as General Counsel, Secretary, and Senior Vice President of FMR (2008-present); Deputy General Counsel of FMR LLC; Chief Legal Secretary of Fidelity Management & Research (Hong Kong) Limited (2008-present) and Assistant Secretary of Fidelity Management & Research (Japan) Inc. (2008-present). Previously, Mr. Goebel served as Assistant Secretary of the Funds (2007-2008) and as Vice President and Secretary of Fidelity Distributors Corporation (FDC) (2005-2007).

John B. McGinty, Jr. (46)

Year of Election or Appointment: 2008

Assistant Secretary of Fidelity's Equity and High Income Funds. Mr. McGinty is an employee of Fidelity Investments (2004-present). Mr. McGinty also serves as Senior Vice President, Secretary, and Chief Legal Officer of FDC (2007-present). Before joining Fidelity Investments, Mr. McGinty practiced law at Ropes & Gray, LLP.

Holly C. Laurent (54)

Year of Election or Appointment: 2008

Anti-Money Laundering (AML) Officer of the Fidelity funds. Ms. Laurent is an employee of Fidelity Investments. Previously, Ms. Laurent was Senior Vice President and Head of Legal for Fidelity Business Services India Pvt. Ltd. (2006-2008), Senior Vice President, Deputy General Counsel and Group Head for FMR LLC (2005-2006).

Christine Reynolds (50)

Year of Election or Appointment: 2008

Chief Financial Officer of the Fidelity funds. Ms. Reynolds became President of Fidelity Pricing and Cash Management Services (FPCMS) in August 2008. She served as Chief Operating Officer of FPCMS from 2007 through July 2008. Previously, Ms. Reynolds served as President, Treasurer, and Anti-Money Laundering officer of the Fidelity funds (2004-2007). Before joining Fidelity Investments, Ms. Reynolds worked at PricewaterhouseCoopers LLP (PwC) (1980-2002), where she was an audit partner with PwC's investment management practice.

Kenneth A. Rathgeber (61)

Year of Election or Appointment: 2004

Chief Compliance Officer of Fidelity's Equity and High Income Funds. Mr. Rathgeber is Chief Compliance Officer of Fidelity Management & Research (Hong Kong) Limited (2008-present), Fidelity Management & Research (Japan) Inc. (2008-present), FMR (2005-present), FMR Co., Inc. (2005-present), Fidelity Management & Research (U.K.) Inc. (2005-
present), Fidelity Research & Analysis Company (2005-present), Fidelity Investments Money Management, Inc. (2005-present), and Strategic Advisers, Inc. (2005-present).

Bryan A. Mehrmann (47)

Year of Election or Appointment: 2005

Deputy Treasurer of the Fidelity funds. Mr. Mehrmann is an employee of Fidelity Investments. Previously, Mr. Mehrmann served as Vice President of Fidelity Investments Institutional Services Group (FIIS)/Fidelity Investments Institutional Operations Corporation, Inc. (FIIOC) Client Services (1998-2004).

Adrien E. Deberghes (41)

Year of Election or Appointment: 2008

Deputy Treasurer of Fidelity's Equity and High Income Funds. Mr. Deberghes is an employee of Fidelity Investments (2008-present). Previously, Mr. Deberghes served as Senior Vice President of Mutual Fund Administration at State Street Corporation (2007-2008), Senior Director of Mutual Fund Administration at Investors Bank & Trust (2005-2007), and Director of Finance for Dunkin' Brands (2000-2005).

Robert G. Byrnes (41)

Year of Election or Appointment: 2005

Assistant Treasurer of the Fidelity funds. Mr. Byrnes is an employee of Fidelity Investments (2005-present). Previously, Mr. Byrnes served as Vice President of Fidelity Pricing and Cash Management Services (FPCMS) (2003-2005). Before joining Fidelity Investments, Mr. Byrnes worked at Deutsche Asset Management where he served as Vice President of the Investment Operations Group (2000-2003).

Peter L. Lydecker (54)
Year of Election or Appointment: 2004 Assistant Treasurer of the Fidelity funds. Mr. Lydecker is an employee of Fidelity Investments.
Paul M. Murphy (61)

Year of Election or Appointment: 2007

Assistant Treasurer of the Fidelity funds. Mr. Murphy is an employee of Fidelity Investments (2007-present). Previously, Mr. Murphy served as Chief Financial Officer of the Fidelity Funds (2005-2006), Vice President and Associate General Counsel of FMR (2007), and Senior Vice President of Fidelity Pricing and Cash Management Services (FPCMS) (1994-2007).

Gary W. Ryan (50)

Year of Election or Appointment: 2005

Assistant Treasurer of the Fidelity funds. Mr. Ryan is an employee of Fidelity Investments. Previously, Mr. Ryan served as Vice President of Fund Reporting in Fidelity Pricing and Cash Management Services (FPCMS) (1999-2005).

** FMR Corp. merged with and into FMR LLC on October 1, 2007. Any references to FMR LLC for prior periods are deemed to be references to the prior entity.

Annual Report

Distributions (Unaudited)

The fund designates $168,711,221 of distributions paid during the period January 1, 2008 to October 31, 2008 as qualifying to be taxed as interest-related dividends for nonresident alien shareholders.

A total of 0.30% of the dividends distributed during the fiscal year was derived from interest on U.S. Government securities which is generally exempt from state income tax.

The fund will notify shareholders in January 2009 of amounts for use in preparing 2008 income tax returns.

Annual Report

Proxy Voting Results

A special meeting of the fund's shareholders was held on June 18, 2008. The results of votes taken among shareholders on the proposals before them are reported below. Each vote reported represents one dollar of net asset value held on the record date for the meeting.

PROPOSAL 1
To elect a Board of Trustees.A
	# of Votes	% of Votes
James C. Curvey
Affirmative	25,533,645,076.55	95.758
Withheld	1,131,045,213.53	4.242
TOTAL	26,664,690,290.08	100.000
Dennis J. Dirks
Affirmative	25,686,005,364.53	96.330
Withheld	978,684,925.55	3.670
TOTAL	26,664,690,290.08	100.000
Edward C. Johnson 3d
Affirmative	25,589,947,163.14	95.969
Withheld	1,074,743,126.94	4.031
TOTAL	26,664,690,290.08	100.000
Alan J. Lacy
Affirmative	25,669,138,246.63	96.266
Withheld	995,552,043.45	3.734
TOTAL	26,664,690,290.08	100.000
Ned C. Lautenbach
Affirmative	25,672,946,891.13	96.281
Withheld	991,743,398.95	3.719
TOTAL	26,664,690,290.08	100.000
Joseph Mauriello
Affirmative	25,675,331,192.42	96.290
Withheld	989,359,097.66	3.710
TOTAL	26,664,690,290.08	100.000
Cornelia M. Small
Affirmative	25,677,299,164.74	96.297
Withheld	987,391,125.34	3.703
TOTAL	26,664,690,290.08	100.000
	# of Votes	% of Votes
William S. Stavropoulos
Affirmative	25,644,596,204.07	96.174
Withheld	1,020,094,086.01	3.826
TOTAL	26,664,690,290.08	100.000
David M. Thomas
Affirmative	25,683,151,595.87	96.319
Withheld	981,538,694.21	3.681
TOTAL	26,664,690,290.08	100.000
Michael E. Wiley
Affirmative	25,681,657,144.60	96.313
Withheld	983,033,145.48	3.687
TOTAL	26,664,690,290.08	100.000
PROPOSAL 2
To amend the Declaration of Trust of Fidelity Advisor Series I to reduce the required quorum for future shareholder meetings.A
	# of Votes	% of Votes
Affirmative	14,366,154,116.59	53.877
Against	3,894,779,838.51	14.607
Abstain	853,635,309.57	3.201
Broker Non-Votes	7,550,121,025.41	28.315
TOTAL	26,664,690,290.08	100.000

A Denotes trust-wide proposal and voting results.

Annual Report

Board Approval of Investment Advisory Contracts and Management Fees

Fidelity Advisor High Income Advantage Fund

Each year, typically in July, the Board of Trustees, including the Independent Trustees (together, the Board), votes on the renewal of the management contract and sub-advisory agreements (together, the Advisory Contracts) for the fund. The Board, assisted by the advice of fund counsel and Independent Trustees' counsel, requests and considers a broad range of information throughout the year.

The Board meets regularly and, acting directly and through its separate committees, requests and receives information concerning, and considers at each of its meetings factors that are relevant to, its annual consideration of the renewal of the fund's Advisory Contracts, including the services and support provided to the fund and its shareholders. At the time of the renewal, the Board had 12 standing committees, each composed of Independent Trustees with varying backgrounds, to which the Board has assigned specific subject matter responsibilities in order to enhance effective decision-making by the Board. Each committee has a written charter outlining the structure and purposes of the committee. The Board also meets as needed to consider matters specifically related to the Board's annual consideration of the renewal of Advisory Contracts.

On June 19, 2008, the Board voted to continue the fund's Advisory Contracts for one month, through July 31, 2008, in connection with the reorganization of the Fidelity funds under two separate boards. The Board considered that the contractual terms of and fees payable under the fund's Advisory Contracts involve no changes in (i) the investment process or strategies employed in the management of the fund's assets; (ii) the nature or level of services provided under the fund's Advisory Contracts; or (iii) the day-to-day management of the fund or the persons primarily responsible for such management. The Board concluded that the fund's Advisory Contracts are fair and reasonable, and that the fund's Advisory Contracts should be extended, without modification, through July 31, 2008, with the understanding that the Board would consider their renewal in July 2008.

At its July 2008 meeting, the Board of Trustees, including the Independent Trustees, unanimously determined to renew the fund's Advisory Contracts. In reaching its determination, the Board considered all factors it believed relevant, including (i) the nature, extent, and quality of the services to be provided to the fund and its shareholders (including the investment performance of the fund); (ii) the competitiveness of the fund's management fee and total expenses; (iii) the total costs of the services to be provided by and the profits to be realized by Fidelity from its relationship with the fund; (iv) the extent to which economies of scale would be realized as the fund grows; and (v) whether fee levels reflect these economies of scale, if any, for the benefit of fund shareholders. The Board also approved agreements with foreign sub-advisers Fidelity Management & Research (U.K.) Inc., Fidelity Management & Research (Japan) Inc., and Fidelity Management & Research (Hong Kong) Limited.

Annual Report

In considering whether to renew the Advisory Contracts for the fund, the Board ultimately reached a determination, with the assistance of fund counsel and Independent Trustees' counsel and through the exercise of its business judgment, that the renewal of the Advisory Contracts and the compensation to be received by Fidelity under the management contract is consistent with Fidelity's fiduciary duty under applicable law. The Board's decision to renew the Advisory Contracts was not based on any single factor noted above, but rather was based on a comprehensive consideration of all the information provided to the Board at its meetings throughout the year. The Board, in reaching its determination to renew the Advisory Contracts, is aware that shareholders in the fund have a broad range of investment choices available to them, including a wide choice among mutual funds offered by competitors to Fidelity, and that the fund's shareholders, with the opportunity to review and weigh the disclosure provided by the fund in its prospectus and other public disclosures, have chosen to invest in this fund, managed by Fidelity.

Nature, Extent, and Quality of Services Provided. The Board considered staffing within the investment adviser, FMR, and the sub-advisers (together, the Investment Advisers), including the backgrounds of the fund's investment personnel and the fund's investment objective and discipline. The Independent Trustees also had discussions with senior management of Fidelity's investment operations and investment groups. The Board considered the structure of the portfolio manager compensation program and whether this structure provides appropriate incentives.

Resources Dedicated to Investment Management and Support Services. The Board reviewed the size, education, and experience of the Investment Advisers' investment staff, their use of technology, and the Investment Advisers' approach to recruiting, training, and retaining portfolio managers and other research, advisory, and management personnel. The Board noted that Fidelity's analysts have access to a variety of technological tools that enable them to perform both fundamental and quantitative analysis and to specialize in various disciplines. The Board considered Fidelity's extensive global research capabilities that enable the Investment Advisers to aggregate data from various sources in an effort to produce positive investment results. The Board also considered that Fidelity's portfolio managers and analysts have access to daily portfolio attribution that allows for monitoring of a fund's portfolio, as well as an electronic communication system that provides immediate real-time access to research concerning issuers and credit enhancers.

Shareholder and Administrative Services. The Board considered (i) the nature, extent, quality, and cost of advisory, administrative, distribution, and shareholder services performed by the Investment Advisers and their affiliates under the Advisory Contracts and under separate agreements covering transfer agency, pricing and bookkeeping, and securities lending services for the fund; (ii) the nature and extent of the Investment Advisers' supervision of third party service providers, principally custodians and subcustodians; and (iii) the resources devoted to, and the record of compliance with, the fund's compliance policies and procedures. The Board also reviewed the allocation of fund brokerage, including allocations to brokers affiliated with the Investment Advisers, the use of brokerage commissions to pay fund expenses, and the use of "soft" commission dollars to pay for research services. The Board further considered that Fidelity voluntarily pays for market data out of its own resources.

Annual Report

Board Approval of Investment Advisory Contracts and
Management Fees - continued

The Board noted that the growth of fund assets across the complex allows Fidelity to reinvest in the development of services designed to enhance the value or convenience of the Fidelity funds as investment vehicles. These services include 24-hour access to account information and market information through phone representatives and over the Internet, and investor education materials and asset allocation tools.

Investment in a Large Fund Family. The Board considered the benefits to shareholders of investing in a Fidelity fund, including the benefits of investing in a fund that is part of a large family of funds offering a variety of investment disciplines and providing for a large variety of mutual fund investor services. For example, fund shareholders are offered the privilege of exchanging shares of the fund for shares of other Fidelity funds, as set forth in the fund's prospectus, without paying a sales charge. The Board noted that Fidelity has taken a number of actions over the previous year that benefited particular funds, including (i) dedicating additional resources to investment research and to restructure the investment research teams; (ii) contractually agreeing to reduce the management fees on Fidelity's Institutional Money Market Funds and launching Class IV and Institutional Class of certain of these funds; (iii) reducing the transfer agent fees for the Fidelity Select Portfolios and Investor Class of the VIP funds; and (iv) launching Class K of 29 equity funds as a lower-fee class available to certain employer-sponsored retirement plans.

Investment Performance. The Board considered whether the fund has operated within its investment objective, as well as its record of compliance with its investment restrictions. It also reviewed the fund's absolute investment performance for each class, as well as the fund's relative investment performance for each class measured against (i) a broad-based securities market index, and (ii) a peer group of mutual funds deemed appropriate by the Board over multiple periods. The following charts considered by the Board show, over the one-, three-, and five-year periods ended December 31, 2007, the cumulative total returns of Institutional Class (Class I) and Class C of the fund, the cumulative total returns of a broad-based securities market index ("benchmark"), and a range of cumulative total returns of a peer group of mutual funds identified by Lipper Inc. as having an investment objective similar to that of the fund. The returns of Institutional Class (Class I) and Class C show the performance of the highest and lowest performing classes, respectively (based on three-year performance). The box within each chart shows the 25th percentile return (bottom of box) and the 75th percentile return (top of box) of the peer group. Returns shown above the box are in the first quartile and returns shown below the box are in the fourth quartile. The percentage beaten numbers noted below each chart correspond to the percentile box and represent the percentage of funds in the peer group whose performance was equal to or lower than that of the class indicated.

Annual Report

Fidelity Advisor High Income Advantage Fund

The Board reviewed the fund's relative investment performance against its peer group and stated that the performance of Institutional Class (Class I) of the fund was in the second quartile for the one-year period and the first quartile for the three- and five-year periods. The Board also stated that the investment performance of Institutional Class (Class I) of the fund compared favorably to its benchmark for all the periods shown. The Board considered that the variations in performance among the fund's classes reflect the variations in class expenses, which result in lower performance for higher expense classes.

Based on its review, and giving particular weight to the nature and quality of the resources dedicated by the Investment Advisers to maintain and improve relative performance, the Board concluded that the nature, extent, and quality of the services provided to the fund will benefit the fund's shareholders, particularly in light of the Board's view that the fund's shareholders benefit from investing in a fund that is part of a large family of funds offering a variety of investment disciplines and services.

Competitiveness of Management Fee and Total Fund Expenses. The Board considered the fund's management fee and total expenses compared to "mapped groups" of competitive funds and classes. Fidelity creates "mapped groups" by combining similar Lipper investment objective categories that have comparable management fee characteristics. Combining Lipper investment objective categories aids the Board's management fee and total expense comparisons by broadening the competitive group used for comparison and by reducing the number of universes to which various Fidelity funds are compared.

Annual Report

Board Approval of Investment Advisory Contracts and
Management Fees - continued

The Board considered two proprietary management fee comparisons for the 12-month periods shown in the chart below. The group of Lipper funds used by the Board for management fee comparisons is referred to below as the "Total Mapped Group" and, for the reasons explained above, is broader than the Lipper peer group used by the Board for performance comparisons. The Total Mapped Group comparison focuses on a fund's standing relative to the total universe of comparable funds available to investors, in terms of gross management fees before expense reimbursements or caps. "TMG%" represents the percentage of funds in the Total Mapped Group that had management fees that were lower than the fund's. For example, a TMG% of 26% means that 74% of the funds in the Total Mapped Group had higher management fees than the fund. The "Asset-Size Peer Group" (ASPG) comparison focuses on a fund's standing relative to non-Fidelity funds similar in size to the fund within the Total Mapped Group. The ASPG represents at least 15% of the funds in the Total Mapped Group with comparable asset size and management fee characteristics, subject to a minimum of 50 funds (or all funds in the Total Mapped Group if fewer than 50). Additional information, such as the ASPG quartile in which the fund's management fee ranked, is also included in the chart and considered by the Board.

Fidelity Advisor High Income Advantage Fund

Annual Report

The Board noted that the fund's management fee ranked below the median of its Total Mapped Group and below the median of its ASPG for 2007.

Based on its review, the Board concluded that the fund's management fee was fair and reasonable in light of the services that the fund receives and the other factors considered.

In its review of each class's total expenses, the Board considered the fund's management fee as well as other fund or class expenses, as applicable, such as transfer agent fees, pricing and bookkeeping fees, fund-paid 12b-1 fees, and custodial, legal, and audit fees. The Board also noted the effects of any waivers and reimbursements on fees and expenses. As part of its review, the Board also considered current and historical total expenses of each class of the fund compared to competitive fund median expenses. Each class of the fund is compared to those funds and classes in the Total Mapped Group (used by the Board for management fee comparisons) that have a similar sales load structure.

The Board noted that the total expenses of each of Class T, Class B, and Institutional Class ranked below its competitive median for 2007, the total expenses of Class A ranked equal to its competitive median for 2007, and the total expenses of Class C ranked above its competitive median for 2007. The Board noted that the fund offers multiple classes, each of which has a different sales load and 12b-1 fee structure, and that the multiple structures are intended to offer a range of pricing options for the intermediary market. The Board also noted that the total expenses of the classes vary primarily by the level of their 12b-1 fees, although differences in transfer agent fees may also cause expenses to vary from class to class.

In its review of total expenses, the Board also considered Fidelity fee structures and other information on clients that FMR and its affiliates service in other competitive markets, such as other mutual funds advised or subadvised by FMR or its affiliates, pension plan clients, and other institutional clients.

Based on its review, the Board concluded that the total expenses of each class of the fund were reasonable, although in one case above the median of the universe presented for comparison, in light of the services that the fund and its shareholders receive and the other factors considered.

Costs of the Services and Profitability. The Board considered the revenues earned and the expenses incurred by Fidelity in conducting the business of developing, marketing, distributing, managing, administering and servicing the fund and its shareholders. The Board also considered the level of Fidelity's profits in respect of all the Fidelity funds.

On an annual basis, FMR presents to the Board Fidelity's profitability for the fund. Fidelity calculates the profitability for each fund, as well as aggregate profitability for groups of Fidelity funds and all Fidelity funds, using a series of detailed revenue and cost allocation methodologies which originate with the audited books and records of Fidelity. The Audit Committee of the Board reviews any significant changes from the prior year's methodologies.

Annual Report

Board Approval of Investment Advisory Contracts and
Management Fees - continued

PricewaterhouseCoopers LLP (PwC), independent registered public accounting firm and auditor to Fidelity and certain Fidelity funds, has been engaged annually by the Board as part of the Board's assessment of the results of Fidelity's profitability analysis. PwC's engagement includes the review and assessment of Fidelity's methodologies used in determining the revenues and expenses attributable to Fidelity's mutual fund business, and completion of agreed-upon procedures surrounding the mathematical accuracy of fund profitability and its conformity to allocation methodologies. After considering PwC's reports issued under the engagement and information provided by Fidelity, the Board believes that while other allocation methods may also be reasonable, Fidelity's profitability methodologies are reasonable in all material respects.

The Board has also reviewed Fidelity's non-fund businesses and any fall-out benefits related to the mutual fund business as well as cases where Fidelity's affiliates may benefit from or be related to the fund's business.

The Board considered the costs of the services provided by and the profits realized by Fidelity in connection with the operation of the fund and determined that the amount of profit is a fair entrepreneurial profit for the management of the fund.

Economies of Scale. The Board considered whether there have been economies of scale in respect of the management of the Fidelity funds, whether the Fidelity funds (including the fund) have appropriately benefited from any such economies of scale, and whether there is potential for realization of any further economies of scale. The Board considered the extent to which the fund will benefit from economies of scale through increased services to the fund, through waivers or reimbursements, or through fee or expense reductions.

The Board recognized that the fund's management contract incorporates a "group fee" structure, which provides for lower group fee rates as total fund assets under FMR's management increase, and for higher group fee rates as total fund assets under FMR's management decrease. FMR determines the group fee rates based on a tiered asset "breakpoint" schedule. The Board considered that the group fee is designed to deliver the benefits of economies of scale to fund shareholders when total fund assets increase, even if assets of any particular fund are unchanged or have declined, because some portion of Fidelity's costs are attributable to services provided to all Fidelity funds, and all funds benefit if those costs can be allocated among more assets. The Board concluded that, given the group fee structure, fund shareholders will achieve a certain level of economies of scale as assets under FMR's management increase at the fund complex level, regardless of whether Fidelity achieves any such economies of scale.

Annual Report

The Board further concluded that any potential economies of scale are being shared between fund shareholders and Fidelity in an appropriate manner.

Additional Information Requested by the Board. In order to develop fully the factual basis for consideration of the Fidelity funds' Advisory Contracts, the Board requested and received additional information on certain topics, including (i) fund performance trends and actions to be taken by FMR to improve certain funds' overall performance; (ii) portfolio manager changes that have occurred during the past year; (iii) Fidelity's fund profitability methodology, the profitability of certain fund service providers, and profitability trends for certain funds; (iv) Fidelity's compensation structure for portfolio managers and key personnel, including its effects on fund profitability and the extent to which portfolio manager compensation is linked to fund performance; (v) Fidelity's fee structures and rationale for recommending different fees among categories of funds; and (vi) Fidelity's rationale for recommending which funds should have a performance adjustment component as part of their management fees.

Based on its evaluation of all of the conclusions noted above, and after considering all material factors, the Board ultimately concluded that the advisory fee structures are fair and reasonable, and that the fund's Advisory Contracts should be renewed.

Annual Report

Investment Adviser

Fidelity Management & Research Company Boston, MA

Investment Sub-Advisers

FMR Co., Inc.

Fidelity Research & Analysis Company

FIL Investment Advisors

FIL Investment Advisors (U.K.) Ltd.

Fidelity Management & Research
(U.K.) Inc.

Fidelity Management & Research
(Japan) Inc.

Fidelity Management & Research
(Hong Kong) Limited

Fidelity Investments Japan Limited

General Distributor

Fidelity Distributors Corporation

Boston, MA

Transfer and Service Agents

Fidelity Investments Institutional Operations Company, Inc.

Boston, MA

Fidelity Service Company, Inc.

Boston, MA

Custodian

The Bank of New York

New York, NY

HYI-UANN-1208
1.784751.105

(Fidelity Investment logo)(registered trademark)

Fidelity® Advisor

High Income

Fund - Class A, Class T, Class B
and Class C

Annual Report

October 31, 2008

(2_fidelity_logos) (Registered_Trademark)

Contents

Chairman's Message	<Click Here>	Ned Johnson's message to shareholders.
Performance	<Click Here>	How the fund has done over time.
Management's Discussion	<Click Here>	The manager's review of fund performance, strategy and outlook.
Shareholder Expense Example	<Click Here>	An example of shareholder expenses.
Investment Changes	<Click Here>	A summary of major shifts in the fund's investments over the past six months.
Investments	<Click Here>	A complete list of the fund's investments with their market values.
Financial Statements	<Click Here>	Statements of assets and liabilities, operations, and changes in net assets, as well as financial highlights.
Notes	<Click Here>	Notes to financial statements.
Report of Independent Registered Public Accounting Firm	<Click Here>
Trustees and Officers	<Click Here>
Distributions	<Click Here>
Proxy Voting Results	<Click Here>
Board Approval of Investment Advisory Contracts and Management Fees	<Click Here>

To view a fund's proxy voting guidelines and proxy voting record for the 12-month period ended June 30, visit http://www.fidelity.com (search for "proxy voting guidelines") or visit the Securities and Exchange Commission's (SEC) web site at http://www.sec.gov. You may also call 1-877-208-0098 to request a free copy of the proxy voting guidelines.

Standard & Poor's, S&P and S&P 500 are registered service marks of The McGraw-Hill Companies, Inc. and have been licensed for use by Fidelity Distributors Corporation.

Other third party marks appearing herein are the property of their respective owners.

All other marks appearing herein are registered or unregistered trademarks or service marks of FMR LLC or an affiliated company.

Annual Report

This report and the financial statements contained herein are submitted for the general information of the shareholders of the fund. This report is not authorized for distribution to prospective investors in the fund unless preceded or accompanied by an effective prospectus.

A fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. Forms N-Q are available on the SEC's web site at http://www.sec.gov. A fund's Forms N-Q may be reviewed and copied at the SEC's Public Reference Room in Washington, DC. Information regarding the operation of the SEC's Public Reference Room may be obtained by calling 1-800-SEC-0330. For a complete list of a fund's portfolio holdings, view the most recent holdings listing, semiannual report, or annual report on Fidelity's web site at http://www.fidelity.com or http://www.advisor.fidelity.com, as applicable.

NOT FDIC INSURED · MAY LOSE VALUE · NO BANK GUARANTEE

Neither the fund nor Fidelity Distributors Corporation is a bank.

Annual Report

Chairman's Message

(photo_of_Edward_C_Johnson_3d)

Dear Shareholder:

Turmoil has been the watchword for the world's securities markets in 2008, with domestic and international stocks down sharply amid the global credit squeeze. A flight to quality boosted returns for U.S. Treasuries, one of the few asset classes with positive results heading into the latter stages of the year. Financial markets are always unpredictable, but there are a number of time-tested principles that can put the historical odds in your favor.

One of the basic tenets is to invest for the long term. Over time, riding out the markets' inevitable ups and downs has proven much more effective than selling into panic or chasing the hottest trend. Even missing only a few of the markets' best days can significantly diminish investor returns. Patience also affords the benefits of compounding - of earning interest on additional income or reinvested dividends and capital gains. There are tax advantages and cost benefits to consider as well. The more you sell, the more taxes you pay, and the more you trade, the higher the costs. While staying the course doesn't eliminate risk, it can considerably lessen the effect of short-term declines.

You can further manage your investing risk through diversification. And today, more than ever, geographic diversification should be taken into account. Studies indicate that asset allocation is the single most important determinant of a portfolio's long-term success. The right mix of stocks, bonds and cash - aligned to your particular risk tolerance and investment objective - is very important. Age-appropriate rebalancing is also an essential aspect of asset allocation. For younger investors, an emphasis on equities - which historically have been the best-performing asset class over time - is encouraged. As investors near their specific goal, such as retirement or sending a child to college, consideration may be given to replacing volatile assets (e.g. common stocks) with more-stable fixed investments (bonds or savings plans).

A third investment principle - investing regularly - can help lower the average cost of your purchases. Investing a certain amount of money each month or quarter helps ensure you won't pay for all your shares at market highs. This strategy - known as dollar cost averaging - also reduces unconstructive "emotion" from investing, helping shareholders avoid selling weak performers just prior to an upswing, or chasing a hot performer just before a correction.

We invite you to contact us via the Internet, through our Investor Centers or over the phone. It is our privilege to provide you the information you need to make the investments that are right for you.

Sincerely,

/s/Edward C. Johnson 3d

Edward C. Johnson 3d

Annual Report

Performance: The Bottom Line

Average annual total return reflects the change in the value of an investment, assuming reinvestment of the class' dividend income and capital gains (the profits earned upon the sale of securities that have grown in value, if any) and assuming a constant rate of performance each year. The $10,000 table and the fund's returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. During periods of reimbursement by Fidelity, a fund's total return will be greater than it would be had the reimbursement not occurred. How a fund did yesterday is no guarantee of how it will do tomorrow. Returns reflect the conversion of Class B shares to Class A shares after a maximum of seven years.

Average Annual Total Returns

Periods ended October 31, 2008	Past 1 year	Past 5 years	Life of fund A
Class A (incl. 4.00% sales charge)†	-26.11%	-0.23%	2.75%
Class T (incl. 4.00% sales charge)†	-26.02%	-0.30%	2.67%
Class B (incl. contingent deferred sales charge) B	-27.02%	-0.41%	2.61%
Class C (incl. contingent deferred sales charge) C	-24.26%	-0.23%	2.35%

A From September 7, 1999.

B Class B shares' contingent deferred sales charges included in the past one year, past five years, and life of fund total return figures are 5%, 2% and 0%, respectively.

C Class C shares' contingent deferred sales charges included in the past one year, past five years, and life of fund total return figures are 1%, 0% and 0%, respectively.

† The current sales charge is as of April 1, 2007. Prior to April 1, 2007, the sales charge was 4.75% for Class A and 3.50% for Class T.

Annual Report

$10,000 Over Life of Fund

Let's say hypothetically that $10,000 was invested in Fidelity® Advisor High Income Fund - Class A on September 7, 1999, when the fund started, and the current 4.00% sales charge was paid. The chart shows how the value of your investment would have changed, and also shows how the Merrill Lynch® U.S. High Yield Master II Constrained Index performed over the same period.

In prior years, the performance from year to year was represented by the performance of Class T. Going forward, the fund's performance will be represented by Class A for consistency with other fund materials.

Annual Report

Management's Discussion of Fund Performance

Comments from Matthew Conti, Portfolio Manager of Fidelity® Advisor High Income Fund

Faced with a monumental credit crunch, contracting U.S. economic growth, concerns about corporate business fundamentals, a rising default rate and shrinking demand from risk-averse investors, high-yield bonds were sent reeling during the 12 months ending October 31, 2008. The Merrill Lynch® U.S. High Yield Master II Constrained Index declined 26.23% during that time frame. The debt markets suffered from a freeze-up as credit grew ever tighter, with banks and other financial institutions posting significant losses and hoarding cash to cover any exposure they had to troubled assets linked to subprime mortgages. In September, the U.S. government took over mortgage giants Fannie Mae and Freddie Mac as well as insurance behemoth American International Group (AIG). Conditions worsened, though, as investment bank Lehman Brothers failed, leading Congress to approve a $700 billion bailout plan for Wall Street in early October. Looking to keep the financial markets and the economy from collapsing, the Federal Reserve Board cut the benchmark federal funds target rate twice in October, with the first easing done in concert with other central banks around the world. As the period came to a close, the markets remained in turmoil due to contracting economic growth and uncertainty about the outcome of the U.S. presidential election.

During the past year, the fund's Class A, Class T, Class B and Class C shares returned -23.03%, -22.94%, -23.47% and -23.54%, respectively (excluding sales charges), outperforming the Merrill Lynch index. The fund benefited from underweighting lower-quality high-yield bonds, as well as the troubled automotive, banks/thrifts and publishing/printing sectors, along with positive security selection in the last group. Favorable security selection in casino gaming also helped, although an overweighting there offset some of this benefit. The fund's modest cash position helped further. Detractors included less-successful security selection in the telecommunications, technology and food/beverage/tobacco groups. Top contributions came from not owning or underweighting underperforming index components, including General Motors, casino gaming firm Harrah's and publishing/printing firms R.H. Donnelley and Idearc. An overweighting in cable TV company Cablevision Systems helped, as did FTI Consulting, satellite telecom firm Intelsat and diversified holding company Leucadia National. Among the detractors were telecom firm Sprint Nextel, Las Vegas casino operator MGM Mirage, telecom company Level 3, rental car company Avis and an underweighting in hospital operator Tenet Healthcare - not held at period end.

During the past year, the fund's Institutional Class shares returned -22.81%, outperforming the Merrill Lynch index. The fund benefited from underweighting lower-quality high-yield bonds, as well as the troubled automotive, banks/thrifts and publishing/printing sectors, along with positive security selection in the last group. Favorable security selection in casino gaming also helped, although an overweighting there offset some of this benefit. The fund's modest cash position helped further. Detractors included less-successful security selection in the telecommunications, technology and food/beverage/tobacco groups. Top contributions came from not owning or underweighting underperforming index components, including General Motors, casino gaming firm Harrah's and publishing/printing firms R.H. Donnelley and Idearc. An overweighting in cable TV company Cablevision Systems helped, as did FTI Consulting, satellite telecom firm Intelsat and diversified holding company Leucadia National. Among the detractors were telecom firm Sprint Nextel, Las Vegas casino operator MGM Mirage, telecom company Level 3, rental car company Avis and an underweighting in hospital operator Tenet Healthcare - not held at period end.

Annual Report

The views expressed above reflect those of the portfolio manager(s) only through the end of the period as stated on the cover of this report and do not necessarily represent the views of Fidelity or any other person in the Fidelity organization. Any such views are subject to change at any time based upon market or other conditions and Fidelity disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Fidelity fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Fidelity fund.

Annual Report

Shareholder Expense Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments or redemption proceeds, and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (May 1, 2008 to October 31, 2008).

Actual Expenses

The first line of the accompanying table for each class of the Fund provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000.00 (for example, an $8,600 account value divided by $1,000.00 = 8.6), then multiply the result by the number in the first line for a class of the Fund under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period. In addition, the Fund, as a shareholder in the underlying Fidelity Central Funds, will indirectly bear its pro rata share of the fees and expenses incurred by the underlying Fidelity Central Funds. These fees and expenses are not included in the Fund's annualized expense ratio used to calculate the expense estimate in the table below.

Hypothetical Example for Comparison Purposes

The second line of the accompanying table for each class of the Fund provides information about hypothetical account values and hypothetical expenses based on a Class' actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Class' actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. In addition, the Fund, as a shareholder in the underlying Fidelity Central Funds, will indirectly bear its pro rata share of the fees and expenses incurred by the underlying Fidelity Central Funds. These fees and expenses are not included in the Fund's annualized expense ratio used to calculate the expense estimate in the table below.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

Annual Report

	Annualized Expense Ratio	Beginning Account Value May 1, 2008	Ending Account Value October 31, 2008	Expenses Paid During Period* May 1, 2008 to October 31, 2008
Class A	1.10%
Actual		$ 1,000.00	$ 770.60	$ 4.90
Hypothetical A		$ 1,000.00	$ 1,019.61	$ 5.58
Class T	1.10%
Actual		$ 1,000.00	$ 771.50	$ 4.90
Hypothetical A		$ 1,000.00	$ 1,019.61	$ 5.58
Class B	1.75%
Actual		$ 1,000.00	$ 767.80	$ 7.78
Hypothetical A		$ 1,000.00	$ 1,016.34	$ 8.87
Class C	1.85%
Actual		$ 1,000.00	$ 767.40	$ 8.22
Hypothetical A		$ 1,000.00	$ 1,015.84	$ 9.37
Institutional Class	.85%
Actual		$ 1,000.00	$ 771.80	$ 3.79
Hypothetical A		$ 1,000.00	$ 1,020.86	$ 4.32

A 5% return per year before expenses

* Expenses are equal to each Class' annualized expense ratio, multiplied by the average account value over the period, multiplied by 184/366 (to reflect the one-half year period).

Annual Report

Investment Changes (Unaudited)

Top Five Holdings as of October 31, 2008
(by issuer, excluding cash equivalents)	% of fund's net assets	% of fund's net assets 6 months ago
HCA, Inc.	2.5	2.1
MGM Mirage, Inc.	2.0	2.3
NRG Energy, Inc.	1.7	1.4
Energy Future Holdings	1.5	1.5
Georgia-Pacific Corp.	1.4	1.4
	9.1
Top Five Market Sectors as of October 31, 2008
	% of fund's net assets	% of fund's net assets 6 months ago
Energy	10.0	11.3
Electric Utilities	10.0	9.7
Telecommunications	8.3	8.3
Healthcare	7.8	7.7
Gaming	6.8	8.0
Quality Diversification (% of fund's net assets)
As of October 31, 2008	As of April 30, 2008
AAA,AA,A 0.0%	AAA,AA,A 0.0%
BBB 1.9%	BBB 1.7%
BB 35.6%	BB 37.4%
B 43.1%	B 44.6%
CCC,CC,C 11.4%	CCC,CC,C 11.4%
Not Rated 0.9%	Not Rated 1.2%
Equities 0.2%	Equities 0.9%
Short-Term Investments and Net Other Assets 6.9%	Short-Term Investments and Net Other Assets 2.8%

We have used ratings from Moody's® Investors Services, Inc. Where Moody's ratings are not available, we have used S&P® ratings.
Asset Allocation (% of fund's net assets)
As of October 31, 2008 *		As of April 30, 2008 **
	Nonconvertible Bonds 85.7%		Nonconvertible Bonds 87.7%
	Convertible Bonds, Preferred Stocks 0.7%		Convertible Bonds, Preferred Stocks 1.5%
	Floating Rate Loans 6.7%		Floating Rate Loans 8.0%
	Short-Term Investments and Net Other Assets 6.9%		Short-Term Investments and Net Other Assets 2.8%
* Foreign investments	15.1%	** Foreign investments	16.2%

Annual Report

Investments October 31, 2008

Showing Percentage of Net Assets

Corporate Bonds - 86.2%
	Principal Amount	Value
Convertible Bonds - 0.5%
Energy - 0.1%
Chesapeake Energy Corp. 2.5% 5/15/37	$ 760,000	$ 471,580
Technology - 0.4%
Advanced Micro Devices, Inc. 6% 5/1/15	1,810,000	595,128
Lucent Technologies, Inc. 2.875% 6/15/25	313,000	160,081
Nortel Networks Corp.:
1.75% 4/15/12 (e)	945,000	378,000
1.75% 4/15/12	250,000	100,000
		1,233,209
TOTAL CONVERTIBLE BONDS		1,704,789
Nonconvertible Bonds - 85.7%
Aerospace - 1.1%
BE Aerospace, Inc. 8.5% 7/1/18	300,000	258,000
Bombardier, Inc.:
7.45% 5/1/34 (e)	1,364,000	954,800
8% 11/15/14 (e)	975,000	848,250
L-3 Communications Corp.:
6.125% 7/15/13	455,000	392,438
7.625% 6/15/12	440,000	404,800
Sequa Corp.:
11.75% 12/1/15 (e)	850,000	527,000
13.5% 12/1/15 pay-in-kind (e)	439,343	240,540
		3,625,828
Air Transportation - 2.5%
American Airlines, Inc. pass-thru trust certificates:
6.817% 5/23/11	2,160,000	1,555,200
6.977% 11/23/22	245,764	142,543
7.324% 4/15/11	960,000	806,400
8.608% 10/1/12	200,000	142,000
AMR Corp. 9% 8/1/12	775,000	480,500
Continental Airlines, Inc. pass-thru trust certificates:
7.566% 9/15/21	183,217	159,399
7.875% 7/2/18	170,463	98,868
8.388% 5/1/22	208,771	149,271
9.558% 9/1/19	216,347	125,481
9.798% 4/1/21	3,244,096	2,725,041
Delta Air Lines, Inc. pass-thru trust certificates:
8.021% 8/10/22	613,729	343,688
8.954% 8/10/14	900,303	504,170
Corporate Bonds - continued
	Principal Amount	Value
Nonconvertible Bonds - continued
Air Transportation - continued
Northwest Airlines, Inc. pass-thru trust certificates 8.028% 11/1/17	$ 700,000	$ 392,000
United Air Lines, Inc. pass-thru trust certificates Class B, 7.336% 7/2/19	1,194,210	668,758
		8,293,319
Automotive - 0.2%
Ford Motor Co. 7.45% 7/16/31	1,170,000	368,550
Ford Motor Credit Co. LLC 7.25% 10/25/11	405,000	245,203
Tenneco, Inc. 8.125% 11/15/15	245,000	127,400
		741,153
Broadcasting - 0.2%
Clear Channel Communications, Inc.:
5% 3/15/12	530,000	169,600
6.25% 3/15/11	425,000	191,250
Nexstar Broadcasting, Inc. 7% 1/15/14	375,000	211,875
		572,725
Building Materials - 0.7%
General Cable Corp. 7.125% 4/1/17	415,000	278,050
Nortek, Inc. 10% 12/1/13	1,815,000	1,334,025
Owens Corning 6.5% 12/1/16	215,000	160,048
Ply Gem Industries, Inc. 11.75% 6/15/13	845,000	540,800
		2,312,923
Cable TV - 4.9%
Cablevision Systems Corp.:
8% 4/15/12	1,295,000	1,103,988
8.3338% 4/1/09 (f)	1,030,000	993,950
Charter Communications Holdings I LLC:
9.92% 4/1/14	2,035,000	529,100
11.125% 1/15/14	735,000	187,425
12.125% 1/15/15 (d)	1,105,000	298,350
Charter Communications Holdings I LLC/Charter Communications Holdings I Capital Corp. 11% 10/1/15	1,885,000	848,250
Charter Communications Holdings II LLC/Charter Communications Holdings II Capital Corp. 10.25% 9/15/10	1,825,000	1,259,250
Charter Communications Operating LLC/Charter Communications Operating Capital Corp.:
8.375% 4/30/14 (e)	900,000	654,750
Corporate Bonds - continued
	Principal Amount	Value
Nonconvertible Bonds - continued
Cable TV - continued
Charter Communications Operating LLC/Charter Communications Operating Capital Corp.: - continued
10.875% 9/15/14 (e)	$ 1,345,000	$ 1,089,450
CSC Holdings, Inc.:
6.75% 4/15/12	1,040,000	894,400
7.625% 4/1/11	270,000	248,400
8.5% 6/15/15 (e)	1,400,000	1,183,000
DIRECTV Holdings LLC/DIRECTV Financing, Inc.:
6.375% 6/15/15	1,800,000	1,503,000
7.625% 5/15/16 (e)	275,000	235,813
8.375% 3/15/13	405,000	374,625
EchoStar Communications Corp.:
6.375% 10/1/11	1,020,000	905,250
7% 10/1/13	1,390,000	1,150,225
7.125% 2/1/16	965,000	769,588
Kabel Deutschland GmbH 10.625% 7/1/14	1,605,000	1,348,200
Videotron Ltd. 9.125% 4/15/18 (e)	705,000	620,400
		16,197,414
Capital Goods - 2.3%
Case Corp. 7.25% 1/15/16	605,000	450,725
Leucadia National Corp.:
7% 8/15/13	380,000	342,000
7.125% 3/15/17	2,755,000	2,451,950
RBS Global, Inc. / Rexnord Corp.:
8.875% 9/1/16	410,000	268,550
9.5% 8/1/14	250,000	175,000
11.75% 8/1/16	410,000	268,550
Sensus Metering Systems, Inc. 8.625% 12/15/13	1,180,000	967,600
Terex Corp. 8% 11/15/17	3,625,000	2,700,625
		7,625,000
Chemicals - 1.9%
Chemtura Corp. 6.875% 6/1/16	1,385,000	858,700
Equistar Chemicals LP 7.55% 2/15/26	540,000	253,800
Momentive Performance Materials, Inc. 9.75% 12/1/14	3,175,000	1,762,125
Nalco Co. 7.75% 11/15/11	570,000	517,275
Nell AF Sarl 8.375% 8/15/15 (e)	800,000	288,000
NOVA Chemicals Corp.:
5.9525% 11/15/13 (f)	865,000	566,575
Corporate Bonds - continued
	Principal Amount	Value
Nonconvertible Bonds - continued
Chemicals - continued
NOVA Chemicals Corp.: - continued
6.5% 1/15/12	$ 1,860,000	$ 1,395,000
PolyOne Corp. 8.875% 5/1/12	820,000	635,500
		6,276,975
Consumer Products - 0.6%
Jostens Holding Corp. 0% 12/1/13 (c)	680,000	476,000
Revlon Consumer Products Corp. 9.5% 4/1/11	1,805,000	1,444,000
Riddell Bell Holdings, Inc. 8.375% 10/1/12	160,000	117,600
		2,037,600
Containers - 1.3%
Berry Plastics Corp. 9.5025% 2/15/15 (f)	810,000	607,500
BWAY Corp. 10% 10/15/10	1,580,000	1,343,000
Crown Americas LLC/Crown Americas Capital Corp. 7.75% 11/15/15	415,000	363,125
Crown Cork & Seal, Inc.:
7.375% 12/15/26	165,000	108,900
8% 4/15/23	195,000	144,300
Greif, Inc. 6.75% 2/1/17	1,890,000	1,540,350
		4,107,175
Diversified Financial Services - 0.2%
Sprint Capital Corp. 8.75% 3/15/32	795,000	520,725
Diversified Media - 1.6%
Interpublic Group of Companies, Inc.:
6.25% 11/15/14	205,000	136,325
7.25% 8/15/11	375,000	307,500
Lamar Media Corp.:
Series B, 6.625% 8/15/15	315,000	231,525
6.625% 8/15/15	610,000	448,350
LBI Media Holdings, Inc. 11% 10/15/13	1,020,000	561,000
Nielsen Finance LLC/Nielsen Finance Co.:
0% 8/1/16 (c)	1,440,000	561,600
10% 8/1/14	1,805,000	1,317,650
Quebecor Media, Inc. 7.75% 3/15/16	2,310,000	1,576,575
		5,140,525
Electric Utilities - 9.4%
AES Corp.:
7.75% 3/1/14	1,505,000	1,204,000
7.75% 10/15/15	820,000	633,450
8% 10/15/17	460,000	351,900
Corporate Bonds - continued
	Principal Amount	Value
Nonconvertible Bonds - continued
Electric Utilities - continued
Aquila, Inc. 11.875% 7/1/12 (d)(f)	$ 1,000,000	$ 920,000
Dynegy Holdings, Inc. 8.375% 5/1/16	1,580,000	1,161,300
Edison Mission Energy:
7% 5/15/17	150,000	118,688
7.2% 5/15/19	2,420,000	1,815,000
7.625% 5/15/27	1,210,000	798,600
Energy Future Holdings:
10.875% 11/1/17 (e)	3,970,000	3,096,600
11.25% 11/1/17 pay-in-kind (e)(f)	3,240,000	2,122,200
Intergen NV 9% 6/30/17 (e)	1,905,000	1,581,150
IPALCO Enterprises, Inc. 7.25% 4/1/16 (e)	835,000	701,400
Mirant Americas Generation LLC:
8.3% 5/1/11	190,000	171,950
8.5% 10/1/21	1,155,000	808,500
9.125% 5/1/31	490,000	343,000
NRG Energy, Inc.:
7.25% 2/1/14	2,605,000	2,272,863
7.375% 2/1/16	1,675,000	1,448,875
7.375% 1/15/17	2,240,000	1,836,800
NSG Holdings II, LLC 7.75% 12/15/25 (e)	3,200,000	2,688,000
Reliant Energy, Inc.:
7.625% 6/15/14	1,835,000	1,376,250
7.875% 6/15/17	420,000	315,000
Tenaska Alabama Partners LP 7% 6/30/21 (e)	1,170,705	889,736
Texas Competitive Electric Holdings Co. LLC:
Series A, 10.25% 11/1/15 (e)	2,635,000	2,055,300
Series B, 10.25% 11/1/15 (e)	1,550,000	1,209,000
10.5% 11/1/16 pay-in-kind (e)(f)	1,285,000	809,550
		30,729,112
Energy - 9.9%
Atlas Pipeline Partners LP 8.125% 12/15/15	955,000	673,275
Chaparral Energy, Inc.:
8.5% 12/1/15	880,000	431,200
8.875% 2/1/17	1,190,000	583,100
Chesapeake Energy Corp.:
6.5% 8/15/17	1,365,000	1,020,338
6.875% 1/15/16	1,040,000	816,400
7.5% 6/15/14	490,000	403,025
7.625% 7/15/13	1,850,000	1,572,500
Corporate Bonds - continued
	Principal Amount	Value
Nonconvertible Bonds - continued
Energy - continued
Compagnie Generale de Geophysique SA:
7.5% 5/15/15	$ 420,000	$ 294,000
7.75% 5/15/17	850,000	552,500
Complete Production Services, Inc. 8% 12/15/16	445,000	311,500
Connacher Oil and Gas Ltd. 10.25% 12/15/15 (e)	465,000	306,900
Dynegy Holdings, Inc. 8.75% 2/15/12	905,000	787,350
El Paso Performance-Linked Trust 7.75% 7/15/11 (e)	275,000	231,000
Energy Partners Ltd.:
9.75% 4/15/14	855,000	427,500
9.8775% 4/15/13 (f)	870,000	435,000
Forest Oil Corp.:
7.25% 6/15/19	545,000	367,875
7.75% 5/1/14	540,000	432,000
Frontier Oil Corp. 8.5% 9/15/16	1,150,000	1,000,500
Helix Energy Solutions Group, Inc. 9.5% 1/15/16 (e)	755,000	475,650
Hilcorp Energy I LP/Hilcorp Finance Co.:
7.75% 11/1/15 (e)	2,120,000	1,505,200
9% 6/1/16 (e)	1,630,000	1,189,900
Kinder Morgan Finance Co. ULC 5.35% 1/5/11	455,000	404,950
Newfield Exploration Co. 7.125% 5/15/18	765,000	535,500
OPTI Canada, Inc.:
7.875% 12/15/14	1,320,000	792,000
8.25% 12/15/14	1,755,000	1,140,750
Pan American Energy LLC 7.75% 2/9/12 (e)	1,265,000	822,250
Parker Drilling Co. 9.625% 10/1/13	880,000	734,800
Petrohawk Energy Corp.:
7.875% 6/1/15 (e)	1,035,000	701,213
9.125% 7/15/13	2,405,000	1,851,850
Petroleum Development Corp. 12% 2/15/18	1,140,000	1,003,200
Pioneer Natural Resources Co. 6.65% 3/15/17	860,000	696,600
Plains Exploration & Production Co.:
7% 3/15/17	1,530,000	1,055,700
7.75% 6/15/15	320,000	235,200
Range Resources Corp.:
6.375% 3/15/15 (Reg. S)	1,195,000	950,025
7.375% 7/15/13	2,515,000	2,112,600
SandRidge Energy, Inc.:
7.5075% 4/1/14 (f)	2,100,000	1,281,000
8.625% 4/1/15 pay-in-kind (f)	3,425,000	2,226,250
Seitel, Inc. 9.75% 2/15/14	1,620,000	1,134,000
Corporate Bonds - continued
	Principal Amount	Value
Nonconvertible Bonds - continued
Energy - continued
Tesoro Corp. 6.5% 6/1/17	$ 370,000	$ 247,900
W&T Offshore, Inc. 8.25% 6/15/14 (e)	1,245,000	871,500
		32,614,001
Environmental - 0.4%
Allied Waste North America, Inc.:
6.875% 6/1/17	725,000	623,500
7.125% 5/15/16	775,000	666,500
Browning-Ferris Industries, Inc. 7.4% 9/15/35	220,000	165,000
		1,455,000
Food and Drug Retail - 0.5%
Rite Aid Corp.:
6.875% 8/15/13	455,000	141,050
7.5% 3/1/17	555,000	351,038
9.375% 12/15/15	450,000	159,750
10.375% 7/15/16	850,000	588,625
SUPERVALU, Inc. 7.5% 11/15/14	370,000	347,800
		1,588,263
Food/Beverage/Tobacco - 2.1%
Constellation Brands, Inc.:
7.25% 9/1/16	1,264,000	1,049,120
7.25% 5/15/17	350,000	287,000
8.375% 12/15/14	1,255,000	1,129,500
Dean Foods Co.:
6.9% 10/15/17	1,395,000	990,450
7% 6/1/16	1,400,000	1,064,000
National Beef Packing Co. LLC/National Beef Finance Corp. 10.5% 8/1/11	1,110,000	943,500
Pierre Foods, Inc. 9.875% 7/15/12 (b)	1,235,000	98,800
Pilgrims Pride Corp.:
7.625% 5/1/15	490,000	171,500
8.375% 5/1/17	600,000	72,000
Smithfield Foods, Inc. 7.75% 7/1/17	1,675,000	1,046,875
		6,852,745
Gaming - 6.6%
Chukchansi Economic Development Authority:
6.3275% 11/15/12 (e)(f)	360,000	205,200
8% 11/15/13 (e)	795,000	453,150
Fontainebleau Las Vegas Holdings LLC/Fontainebleau Las Vegas Capital Corp. 10.25% 6/15/15 (e)	460,000	64,400
Corporate Bonds - continued
	Principal Amount	Value
Nonconvertible Bonds - continued
Gaming - continued
Galaxy Entertainment Finance Co. Ltd. 9.875% 12/15/12 (Reg. S)	$ 905,000	$ 298,650
Harrah's Operating Co., Inc.:
5.375% 12/15/13	365,000	73,000
5.5% 7/1/10	585,000	304,931
Mandalay Resort Group 9.375% 2/15/10	1,275,000	867,000
Mashantucket Western Pequot Tribe 8.5% 11/15/15 (e)	2,190,000	1,095,000
MGM Mirage, Inc.:
6% 10/1/09	375,000	330,000
6.625% 7/15/15	1,745,000	1,012,100
6.75% 9/1/12	4,145,000	2,528,450
6.75% 4/1/13	415,000	249,000
6.875% 4/1/16	745,000	432,100
7.625% 1/15/17	2,035,000	1,190,475
8.375% 2/1/11	935,000	537,625
Mohegan Tribal Gaming Authority:
6.125% 2/15/13	735,000	499,800
6.375% 7/15/09	580,000	504,600
7.125% 8/15/14	530,000	318,000
Park Place Entertainment Corp.:
7.875% 3/15/10	415,000	228,250
8.125% 5/15/11	895,000	317,725
Scientific Games Corp.:
6.25% 12/15/12	1,555,000	1,189,575
7.875% 6/15/16 (e)	1,165,000	891,225
Seminole Hard Rock Entertainment, Inc. 5.3188% 3/15/14 (e)(f)	1,445,000	895,900
Seneca Gaming Corp.:
Series B, 7.25% 5/1/12	1,660,000	1,079,000
7.25% 5/1/12	1,750,000	1,137,500
Snoqualmie Entertainment Authority:
6.875% 2/1/14 (e)(f)	1,365,000	880,425
9.125% 2/1/15 (e)	1,440,000	928,800
Wynn Las Vegas LLC/Wynn Las Vegas Capital Corp.:
6.625% 12/1/14	1,695,000	1,220,400
6.625% 12/1/14	2,655,000	1,958,063
		21,690,344
Healthcare - 6.5%
Bausch & Lomb, Inc. 9.875% 11/1/15 (e)	1,005,000	798,975
Corporate Bonds - continued
	Principal Amount	Value
Nonconvertible Bonds - continued
Healthcare - continued
Biomet, Inc.:
10% 10/15/17	$ 1,505,000	$ 1,369,550
10.375% 10/15/17 pay-in-kind (f)	225,000	186,750
11.625% 10/15/17	955,000	826,075
Community Health Systems, Inc. 8.875% 7/15/15	1,945,000	1,599,763
DJO Finance LLC / DJO Finance Corp. 10.875% 11/15/14	1,840,000	1,490,400
FMC Finance III SA 6.875% 7/15/17	885,000	699,150
HCA, Inc.:
6.5% 2/15/16	1,000,000	595,000
9.125% 11/15/14	2,885,000	2,488,313
9.25% 11/15/16	2,600,000	2,203,500
9.625% 11/15/16 pay-in-kind (f)	1,845,000	1,489,838
HealthSouth Corp. 10.75% 6/15/16	165,000	146,025
Omega Healthcare Investors, Inc.:
7% 4/1/14	2,840,000	2,357,200
7% 1/15/16	1,635,000	1,295,738
Service Corp. International:
6.75% 4/1/15	625,000	490,625
7.5% 4/1/27	1,720,000	1,066,400
Ventas Realty LP:
6.5% 6/1/16	665,000	545,300
6.625% 10/15/14	650,000	555,750
Viant Holdings, Inc. 10.125% 7/15/17 (e)	928,000	510,400
VWR Funding, Inc. 10.25% 7/15/15	1,010,000	606,000
		21,320,752
Homebuilding/Real Estate - 1.6%
American Real Estate Partners/American Real Estate Finance Corp.:
7.125% 2/15/13	3,225,000	2,031,750
8.125% 6/1/12	3,075,000	2,091,000
D.R. Horton, Inc. 6.5% 4/15/16	680,000	397,800
K. Hovnanian Enterprises, Inc.:
6.375% 12/15/14	425,000	123,250
8.875% 4/1/12	255,000	99,450
11.5% 5/1/13 (e)	70,000	57,050
KB Home 6.375% 8/15/11	305,000	240,950
Pulte Homes, Inc. 5.25% 1/15/14	380,000	250,800
		5,292,050
Corporate Bonds - continued
	Principal Amount	Value
Nonconvertible Bonds - continued
Hotels - 0.6%
Host Hotels & Resorts LP 6.875% 11/1/14	$ 225,000	$ 166,500
Host Marriott LP 7.125% 11/1/13	2,415,000	1,865,588
		2,032,088
Leisure - 2.4%
Royal Caribbean Cruises Ltd. yankee:
7% 6/15/13	3,365,000	2,338,675
7.25% 6/15/16	590,000	380,550
7.5% 10/15/27	1,680,000	924,000
Town Sports International Holdings, Inc. 0% 2/1/14 (c)	708,000	612,420
Universal City Development Partners Ltd./UCDP Finance, Inc. 11.75% 4/1/10	2,660,000	2,074,800
Universal City Florida Holding Co. I/II:
7.5506% 5/1/10 (f)	2,180,000	1,526,000
8.375% 5/1/10	225,000	157,500
		8,013,945
Metals/Mining - 4.0%
Arch Western Finance LLC 6.75% 7/1/13	1,015,000	847,525
Compass Minerals International, Inc. 12% 6/1/13	801,000	792,990
Drummond Co., Inc. 7.375% 2/15/16 (e)	3,090,000	1,792,200
FMG Finance Property Ltd.:
6.8106% 9/1/11 (e)(f)	1,560,000	1,107,600
10% 9/1/13 (e)	945,000	652,050
10.625% 9/1/16 (e)	1,125,000	776,250
Freeport-McMoRan Copper & Gold, Inc.:
8.25% 4/1/15	2,405,000	1,905,963
8.375% 4/1/17	920,000	715,300
Massey Energy Co. 6.875% 12/15/13	2,820,000	2,298,300
Noranda Aluminium Acquisition Corp. 6.8275% 5/15/15 pay-in-kind (f)	1,355,000	745,250
Vedanta Resources PLC 6.625% 2/22/10 (e)	2,055,000	1,520,700
		13,154,128
Paper - 1.7%
Catalyst Paper Corp. 8.625% 6/15/11	575,000	339,250
Domtar Corp.:
5.375% 12/1/13	425,000	327,250
7.125% 8/15/15	585,000	479,700
Georgia-Pacific Corp.:
7% 1/15/15 (e)	3,145,000	2,295,850
8.875% 5/15/31	945,000	614,250
Corporate Bonds - continued
	Principal Amount	Value
Nonconvertible Bonds - continued
Paper - continued
Graphic Packaging International, Inc. 8.5% 8/15/11	$ 595,000	$ 476,000
Jefferson Smurfit Corp. U.S. 7.5% 6/1/13	870,000	426,300
Rock-Tenn Co. 9.25% 3/15/16 (e)	380,000	336,300
Stone Container Corp. 8.375% 7/1/12	225,000	114,750
Stone Container Finance Co. 7.375% 7/15/14	390,000	195,000
		5,604,650
Publishing/Printing - 0.9%
Scholastic Corp. 5% 4/15/13	1,035,000	786,600
The Reader's Digest Association, Inc. 9% 2/15/17	1,245,000	373,500
TL Acquisitions, Inc.:
0% 7/15/15 (c)(e)	810,000	396,900
10.5% 1/15/15 (e)	2,400,000	1,428,000
		2,985,000
Railroad - 0.2%
Kansas City Southern Railway Co. 8% 6/1/15	595,000	489,388
Restaurants - 0.8%
Carrols Corp. 9% 1/15/13	1,630,000	945,400
Landry's Restaurants, Inc. 9.5% 12/15/14	1,775,000	1,597,500
		2,542,900
Services - 3.7%
ARAMARK Corp.:
6.3006% 2/1/15 (f)	2,555,000	1,826,825
8.5% 2/1/15	1,315,000	1,114,463
Ashtead Capital, Inc. 9% 8/15/16 (e)	1,200,000	756,000
Avis Budget Car Rental LLC/Avis Budget Finance, Inc.:
5.3044% 5/15/14 (f)	120,000	40,800
7.625% 5/15/14	835,000	283,900
7.75% 5/15/16	975,000	331,500
Corrections Corp. of America 6.25% 3/15/13	180,000	155,250
FTI Consulting, Inc. 7.625% 6/15/13	2,425,000	2,318,906
Hertz Corp.:
8.875% 1/1/14	545,000	397,850
10.5% 1/1/16	610,000	364,475
Iron Mountain, Inc.:
6.625% 1/1/16	600,000	480,000
7.75% 1/15/15	1,030,000	885,800
8% 6/15/20	425,000	329,375
8.625% 4/1/13	1,110,000	1,012,875
JohnsonDiversey Holdings, Inc. 10.67% 5/15/13	290,000	261,000
Corporate Bonds - continued
	Principal Amount	Value
Nonconvertible Bonds - continued
Services - continued
JohnsonDiversey, Inc. 9.625% 5/15/12	$ 125,000	$ 111,250
Penhall International Corp. 12% 8/1/14 (e)	240,000	108,000
Rental Service Corp. 9.5% 12/1/14	825,000	495,000
United Rentals North America, Inc. 7.75% 11/15/13	150,000	92,250
US Investigations Services, Inc.:
10.5% 11/1/15 (e)	745,000	573,650
11.75% 5/1/16 (e)	570,000	364,800
		12,303,969
Shipping - 1.6%
Navios Maritime Holdings, Inc. 9.5% 12/15/14	1,455,000	843,900
Ship Finance International Ltd. 8.5% 12/15/13	3,995,000	3,235,938
Teekay Corp. 8.875% 7/15/11	1,460,000	1,314,000
		5,393,838
Specialty Retailing - 0.3%
Michaels Stores, Inc. 10% 11/1/14	410,000	184,500
Sally Holdings LLC:
9.25% 11/15/14	820,000	643,700
10.5% 11/15/16	245,000	184,975
		1,013,175
Steels - 1.4%
Evraz Group SA:
8.875% 4/24/13 (e)	785,000	333,625
9.5% 4/24/18 (e)	440,000	176,000
RathGibson, Inc. 11.25% 2/15/14	1,710,000	1,154,250
Steel Dynamics, Inc.:
6.75% 4/1/15	3,060,000	1,958,400
7.375% 11/1/12	1,125,000	826,875
		4,449,150
Super Retail - 1.4%
AutoNation, Inc. 7% 4/15/14	760,000	490,200
GSC Holdings Corp./Gamestop, Inc. 8% 10/1/12	270,000	248,400
NBC Acquisition Corp. 11% 3/15/13	1,835,000	1,266,150
Nebraska Book Co., Inc. 8.625% 3/15/12	1,055,000	743,775
Sonic Automotive, Inc. 8.625% 8/15/13	415,000	186,750
Toys 'R' US, Inc.:
7.375% 10/15/18	170,000	88,400
7.625% 8/1/11	2,270,000	1,589,000
		4,612,675
Corporate Bonds - continued
	Principal Amount	Value
Nonconvertible Bonds - continued
Technology - 3.7%
Amkor Technology, Inc. 9.25% 6/1/16	$ 485,000	$ 283,725
Celestica, Inc. 7.875% 7/1/11	1,435,000	1,277,150
Flextronics International Ltd.:
6.25% 11/15/14	335,000	251,250
6.5% 5/15/13	125,000	97,500
Freescale Semiconductor, Inc.:
6.6938% 12/15/14 (f)	1,045,000	393,234
8.875% 12/15/14	1,130,000	495,844
9.125% 12/15/14 pay-in-kind (f)	430,000	154,800
10.125% 12/15/16	515,000	198,275
Jabil Circuit, Inc. 8.25% 3/15/18	660,000	547,800
Lucent Technologies, Inc.:
6.45% 3/15/29	2,500,000	1,275,000
6.5% 1/15/28	1,065,000	543,150
Nortel Networks Corp.:
9.0025% 7/15/11 (f)	1,715,000	921,813
10.125% 7/15/13	695,000	368,350
NXP BV 7.5025% 10/15/13 (f)	1,140,000	501,600
Seagate Technology HDD Holdings 6.8% 10/1/16	1,065,000	745,500
SS&C Technologies, Inc. 11.75% 12/1/13	55,000	52,250
SunGard Data Systems, Inc.:
9.125% 8/15/13	595,000	493,850
10.25% 8/15/15	595,000	422,450
Xerox Capital Trust I 8% 2/1/27	4,085,000	3,037,422
		12,060,963
Telecommunications - 8.1%
Cincinnati Bell, Inc. 8.375% 1/15/14	1,990,000	1,422,850
Citizens Communications Co.:
6.25% 1/15/13	780,000	641,550
9% 8/15/31	375,000	202,500
Cricket Communications, Inc. 10% 7/15/15 (e)	1,270,000	1,066,800
Digicel Group Ltd.:
8.875% 1/15/15 (e)	1,725,000	966,000
9.125% 1/15/15 pay-in-kind (e)(f)	1,055,000	590,800
9.25% 9/1/12 (e)	2,360,000	1,864,400
Intelsat Jackson Holdings Ltd.:
9.5% 6/15/16 (e)	3,090,000	2,595,600
11.5% 6/15/16 (e)	460,000	386,400
Intelsat Ltd.:
6.5% 11/1/13	3,120,000	1,560,000
Corporate Bonds - continued
	Principal Amount	Value
Nonconvertible Bonds - continued
Telecommunications - continued
Intelsat Ltd.: - continued
7.625% 4/15/12	$ 2,090,000	$ 1,295,800
Intelsat Subsidiary Holding Co. Ltd. 8.875% 1/15/15 (e)	2,450,000	2,064,125
Level 3 Financing, Inc.:
6.845% 2/15/15 (f)	1,365,000	586,950
8.75% 2/15/17	935,000	444,125
9.25% 11/1/14	820,000	451,000
Mobile Telesystems Finance SA 8% 1/28/12 (e)	1,301,000	832,640
Nextel Communications, Inc.:
6.875% 10/31/13	1,110,000	632,700
7.375% 8/1/15	580,000	319,000
Orascom Telecom Finance SCA 7.875% 2/8/14 (e)	2,385,000	1,264,050
Qwest Communications International, Inc. 7.5% 2/15/14	385,000	288,750
Qwest Corp.:
6.0688% 6/15/13 (f)	2,450,000	1,788,500
7.5% 10/1/14	760,000	577,600
7.625% 6/15/15	120,000	92,400
Sprint Capital Corp. 6.875% 11/15/28	1,105,000	646,425
Sprint Nextel Corp. 6% 12/1/16	175,000	121,188
Time Warner Telecom Holdings, Inc. 9.25% 2/15/14	885,000	716,850
U.S. West Communications:
6.875% 9/15/33	905,000	561,100
7.5% 6/15/23	495,000	346,500
Vimpel Communications:
8.375% 4/30/13 (Issued by VIP Finance Ireland Ltd. for Vimpel Communications) (e)	3,100,000	1,829,000
9.125% 4/30/18 (Issued by VIP Finance Ireland Ltd. for Vimpel Communications) (e)	685,000	342,500
		26,498,103
Textiles & Apparel - 0.4%
Hanesbrands, Inc. 6.5081% 12/15/14 (e)(f)	1,155,000	785,400
Corporate Bonds - continued
	Principal Amount	Value
Nonconvertible Bonds - continued
Textiles & Apparel - continued
Levi Strauss & Co.:
8.875% 4/1/16	$ 505,000	$ 325,725
9.75% 1/15/15	185,000	138,750
		1,249,875
TOTAL NONCONVERTIBLE BONDS		281,397,476
TOTAL CORPORATE BONDS (Cost $396,387,519)		283,102,265
Convertible Preferred Stocks - 0.2%
Shares
Electric Utilities - 0.2%
AES Trust III 6.75% (Cost $1,134,424)	23,000	692,760
Floating Rate Loans - 6.7%
	Principal Amount
Air Transportation - 0.1%
United Air Lines, Inc. Tranche B, term loan 5.6529% 2/1/14 (f)	$ 561,034	319,789
Automotive - 0.4%
Federal-Mogul Corp.:
Tranche B, term loan 5.2448% 12/27/14 (f)	919,729	505,851
Tranche C, term loan 6.0509% 12/27/15 (f)	712,051	391,628
General Motors Corp. term loan 5.795% 11/29/13 (f)	585,000	333,450
		1,230,929
Cable TV - 1.1%
Charter Communications Operating LLC Tranche B 1LN, term loan 5.3133% 3/6/14 (f)	1,106,638	818,912
CSC Holdings, Inc. Tranche B, term loan 4.5688% 3/31/13 (f)	1,859,066	1,617,388
Insight Midwest Holdings LLC Tranche B, term loan 5.93% 4/6/14 (f)	1,550,000	1,224,500
		3,660,800
Floating Rate Loans - continued
	Principal Amount	Value
Capital Goods - 0.4%
Dresser, Inc.:
Tranche 2LN, term loan 8.5569% 5/4/15 pay-in-kind (f)	$ 2,250,000	$ 1,350,000
Tranche B 1LN, term loan 5.0704% 5/4/14 (f)	164,998	117,149
		1,467,149
Containers - 0.4%
Anchor Glass Container Corp. term loan 7.5872% 6/20/14 (f)	1,513,143	1,255,909
Electric Utilities - 0.4%
Ashmore Energy International:
Revolving Credit-Linked Deposit 6.7662% 3/30/12 (f)	250,608	157,883
term loan 6.7619% 3/30/14 (f)	1,807,240	1,138,561
		1,296,444
Entertainment/Film - 0.3%
Zuffa LLC term loan 5.8125% 6/19/15 (f)	1,856,747	928,374
Gaming - 0.2%
Fantasy Springs Resort Casino term loan 10.3106% 8/6/12 (f)	1,200,000	780,000
Healthcare - 1.3%
Community Health Systems, Inc.:
term loan 5.1611% 7/25/14 (f)	2,753,885	2,230,647
Tranche DD, term loan 7/25/14 (g)	140,890	114,121
HCA, Inc. Tranche B, term loan 6.0119% 11/17/13 (f)	1,568,030	1,297,545
PTS Acquisition Corp. term loan 6.0119% 4/10/14 (f)	1,032,798	645,499
		4,287,812
Homebuilding/Real Estate - 0.0%
Realogy Corp.:
Credit-Linked Deposit 6.9263% 10/10/13 (f)	18,030	11,359
Tranche B, term loan 6% 10/10/13 (f)	66,970	42,191
		53,550
Paper - 0.5%
Georgia-Pacific Corp. Tranche B1, term loan 4.6523% 12/21/12 (f)	1,910,412	1,595,194
Restaurants - 0.1%
OSI Restaurant Partners, Inc.:
Credit-Linked Deposit 5.0688% 6/14/13 (f)	23,229	11,615
term loan 5.25% 6/14/14 (f)	290,406	145,203
		156,818
Floating Rate Loans - continued
	Principal Amount	Value
Services - 0.1%
Penhall International Corp. term loan 12.2875% 4/1/12 pay-in-kind (f)	$ 952,974	$ 381,190
Technology - 0.8%
Flextronics International Ltd.:
Tranche B-A, term loan 6.1554% 10/1/14 (f)	376,015	278,251
Tranche B-A1, term loan 7.0688% 10/1/14 (f)	57,890	42,838
Kronos, Inc.:
Tranche 1LN, term loan 6.0119% 6/11/14 (f)	1,274,464	828,402
Tranche 2LN, term loan 9.5119% 6/11/15 (f)	1,250,000	875,000
SS&C Technologies, Inc. term loan 5.7312% 11/23/12 (f)	618,243	463,682
		2,488,173
Telecommunications - 0.2%
Digicel International Finance Ltd. term loan 6.3125% 3/30/12 (f)	820,000	598,600
Textiles & Apparel - 0.4%
Hanesbrands, Inc.:
term loan 7.2663% 3/5/14 (f)	120,000	96,000
Tranche B 1LN, term loan 5.1731% 9/5/13 (f)	435,000	378,450
Levi Strauss & Co. term loan 6.7625% 4/4/14 (f)	1,375,000	921,250
		1,395,700
TOTAL FLOATING RATE LOANS (Cost $29,971,097)		21,896,431
Money Market Funds - 4.4%
	Shares
Fidelity Cash Central Fund, 1.81% (a) (Cost $14,488,413)	14,488,413	14,488,413
TOTAL INVESTMENT PORTFOLIO - 97.5% (Cost $441,981,453)		320,179,869
NET OTHER ASSETS - 2.5%		8,113,859
NET ASSETS - 100%		$ 328,293,728
Legend

(a) Affiliated fund that is available only to investment companies and other accounts managed by Fidelity Investments. The rate quoted is the annualized seven-day yield of the fund at period end. A complete unaudited listing of the fund's holdings as of its most recent quarter end is available upon request.

(b) Non-income producing - Issuer is in default.
(c) Security initially issued in zero coupon form which converts to coupon form at a specified rate and date. The rate shown is the rate at period end.
(d) Security initially issued at one coupon which converts to a higher coupon at a specified date. The rate shown is the rate at period end.

(e) Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At the end of the period, the value of these securities amounted to $62,262,717 or 19.0% of net assets.

(f) The coupon rate shown on floating or adjustable rate securities represents the rate at period end.

(g) Position represents an unfunded loan commitment. At period end, the total principal amount and market value of unfunded commitments totaled $140,890 and $114,121, respectively. The coupon rate will be determined at time of settlement.

Affiliated Central Funds
Information regarding fiscal year to date income earned by the Fund from investments in Fidelity Central Funds is as follows:
Fund	Income earned
Fidelity Cash Central Fund	$ 725,769
Other Information
Distribution of investments by country of issue, as a percentage of total net assets, is as follows: (Unaudited)
United States of America	84.9%
Bermuda	4.5%
Canada	3.6%
Luxembourg	1.9%
Liberia	1.1%
Others (individually less than 1%)	4.0%
100.0%
Income Tax Information
At October 31, 2008, the fund had a capital loss carryforward of approximately $17,559,932 all of which will expire on October 31, 2016.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Statements

Statement of Assets and Liabilities

	October 31, 2008
Assets
Investment in securities, at value - See accompanying schedule: Unaffiliated issuers (cost $427,493,040)	$ 305,691,456
Fidelity Central Funds (cost $14,488,413)	14,488,413
Total Investments (cost $441,981,453)		$ 320,179,869
Cash		158,981
Receivable for investments sold		1,558,124
Receivable for fund shares sold		723,729
Interest receivable		9,479,311
Distributions receivable from Fidelity Central Funds		23,400
Prepaid expenses		132
Receivable from investment adviser for expense reductions		28,122
Other receivables		423
Total assets		332,152,091

Liabilities
Payable for investments purchased	$ 2,331,023
Payable for fund shares redeemed	715,125
Distributions payable	419,618
Accrued management fee	166,487
Distribution fees payable	74,876
Other affiliated payables	95,986
Other payables and accrued expenses	55,248
Total liabilities		3,858,363

Net Assets		$ 328,293,728
Net Assets consist of:
Paid in capital		$ 465,467,811
Undistributed net investment income		2,453,595
Accumulated undistributed net realized gain (loss) on investments		(17,816,606)
Net unrealized appreciation (depreciation) on investments		(121,811,072)
Net Assets		$ 328,293,728

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Statements - continued

Statement of Assets and Liabilities - continued

October 31, 2008
Calculation of Maximum Offering Price Class A: Net Asset Value and redemption price per share ($89,571,052 ÷ 13,813,795 shares)	$ 6.48

Maximum offering price per share (100/96.00 of $6.48)	$ 6.75
Class T: Net Asset Value and redemption price per share ($43,018,341 ÷ 6,642,384 shares)	$ 6.48

Maximum offering price per share (100/96.00 of $6.48)	$ 6.75
Class B: Net Asset Value and offering price per share ($21,429,205 ÷ 3,311,302 shares)A	$ 6.47

Class C: Net Asset Value and offering price per share ($30,619,387 ÷ 4,730,861 shares)A	$ 6.47

Institutional Class: Net Asset Value, offering price and redemption price per share ($143,655,743 ÷ 22,128,560 shares)	$ 6.49

A Redemption price per share is equal to net asset value less any applicable contingent deferred sales charge.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Statement of Operations

	Year ended October 31, 2008
Investment Income
Dividends		$ 697,483
Interest		37,245,084
Income from Fidelity Central Funds		725,769
Total income		38,668,336

Expenses
Management fee	$ 2,499,987
Transfer agent fees	1,060,796
Distribution fees	1,162,931
Accounting fees and expenses	183,528
Custodian fees and expenses	16,332
Independent trustees' compensation	1,944
Registration fees	79,056
Audit	61,219
Legal	6,269
Miscellaneous	73,902
Total expenses before reductions	5,145,964
Expense reductions	(235,412)	4,910,552
Net investment income		33,757,784
Realized and Unrealized Gain (Loss) Net realized gain (loss) on:
Investment securities:
Unaffiliated issuers		(18,100,019)
Change in net unrealized appreciation (depreciation) on investment securities		(117,712,813)
Net gain (loss)		(135,812,832)
Net increase (decrease) in net assets resulting from operations		$ (102,055,048)

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Statements - continued

Statement of Changes in Net Assets

	Year ended October 31, 2008	Year ended October 31, 2007
Increase (Decrease) in Net Assets
Operations
Net investment income	$ 33,757,784	$ 35,725,986
Net realized gain (loss)	(18,100,019)	3,994,754
Change in net unrealized appreciation (depreciation)	(117,712,813)	(9,671,363)
Net increase (decrease) in net assets resulting from operations	(102,055,048)	30,049,377
Distributions to shareholders from net investment income	(32,372,651)	(35,953,402)
Distributions to shareholders from net realized gain	(3,076,324)	(2,796,940)
Total distributions	(35,448,975)	(38,750,342)
Share transactions - net increase (decrease)	(721,027)	(36,444,831)
Redemption fees	80,195	67,957
Total increase (decrease) in net assets	(138,144,855)	(45,077,839)

Net Assets
Beginning of period	466,438,583	511,516,422
End of period (including undistributed net investment income of $2,453,595 and undistributed net investment income of $1,534,434, respectively)	$ 328,293,728	$ 466,438,583

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Class A

Years ended October 31,

2008

2007

2006

2005

2004

Selected Per-Share Data
Net asset value, beginning of period	$ 9.13	$ 9.26	$ 9.15	$ 9.59	$ 9.33
Income from Investment Operations
Net investment income C	.645	.661	.634	.615	.675
Net realized and unrealized gain (loss)	(2.616)	(.078)	.214	(.288)	.267
Total from investment operations	(1.971)	.583	.848	.327	.942
Distributions from net investment income	(.621)	(.664)	(.613)	(.629)	(.683)
Distributions from net realized gain	(.060)	(.050)	(.135)	(.140)	-
Total distributions	(.681)	(.714)	(.748)	(.769)	(.683)
Redemption fees added to paid in capital C	.002	.001	.010	.002	.001
Net asset value, end of period	$ 6.48	$ 9.13	$ 9.26	$ 9.15	$ 9.59
Total Return A,B	(23.03)%	6.46%	9.82%	3.53%	10.50%
Ratios to Average Net Assets D,F
Expenses before reductions	1.12%	1.04%	1.01%	1.02%	1.01%
Expenses net of fee waivers, if any	1.10%	1.04%	1.00%	1.00%	1.00%
Expenses net of all reductions	1.10%	1.03%	1.00%	1.00%	1.00%
Net investment income	7.65%	7.11%	6.95%	6.58%	7.21%
Supplemental Data
Net assets, end of period (000 omitted)	$ 89,571	$ 110,703	$ 130,666	$ 115,345	$ 94,349
Portfolio turnover rate E	62%	69%	72%	115%	126%

A Total returns would have been lower had certain expenses not been reduced during the periods shown.

B Total returns do not include the effect of the sales charges.

C Calculated based on average shares outstanding during the period.

D Fees and expenses of the underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

E Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

F Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Class T

Years ended October 31,

2008

2007

2006

2005

2004

Selected Per-Share Data
Net asset value, beginning of period	$ 9.12	$ 9.25	$ 9.14	$ 9.58	$ 9.33
Income from Investment Operations
Net investment income C	.645	.654	.624	.607	.668
Net realized and unrealized gain (loss)	(2.606)	(.077)	.215	(.289)	.255
Total from investment operations	(1.961)	.577	.839	.318	.923
Distributions from net investment income	(.621)	(.658)	(.604)	(.620)	(.674)
Distributions from net realized gain	(.060)	(.050)	(.135)	(.140)	-
Total distributions	(.681)	(.708)	(.739)	(.760)	(.674)
Redemption fees added to paid in capital C	.002	.001	.010	.002	.001
Net asset value, end of period	$ 6.48	$ 9.12	$ 9.25	$ 9.14	$ 9.58
Total Return A,B	(22.94)%	6.40%	9.73%	3.43%	10.29%
Ratios to Average Net Assets D,F
Expenses before reductions	1.19%	1.15%	1.18%	1.19%	1.19%
Expenses net of fee waivers, if any	1.10%	1.10%	1.10%	1.10%	1.10%
Expenses net of all reductions	1.10%	1.10%	1.10%	1.10%	1.10%
Net investment income	7.65%	7.04%	6.85%	6.49%	7.11%
Supplemental Data
Net assets, end of period (000 omitted)	$ 43,018	$ 57,798	$ 68,487	$ 69,091	$ 91,707
Portfolio turnover rate E	62%	69%	72%	115%	126%

A Total returns would have been lower had certain expenses not been reduced during the periods shown.

B Total returns do not include the effect of the sales charges.

C Calculated based on average shares outstanding during the period.

D Fees and expenses of the underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

E Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

F Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Class B

Years ended October 31,

2008

2007

2006

2005

2004

Selected Per-Share Data
Net asset value, beginning of period	$ 9.11	$ 9.25	$ 9.14	$ 9.57	$ 9.32
Income from Investment Operations
Net investment income C	.593	.593	.565	.546	.606
Net realized and unrealized gain (loss)	(2.609)	(.086)	.215	(.279)	.256
Total from investment operations	(2.016)	.507	.780	.267	.862
Distributions from net investment income	(.566)	(.598)	(.545)	(.559)	(.613)
Distributions from net realized gain	(.060)	(.050)	(.135)	(.140)	-
Total distributions	(.626)	(.648)	(.680)	(.699)	(.613)
Redemption fees added to paid in capital C	.002	.001	.010	.002	.001
Net asset value, end of period	$ 6.47	$ 9.11	$ 9.25	$ 9.14	$ 9.57
Total Return A,B	(23.47)%	5.61%	9.03%	2.87%	9.58%
Ratios to Average Net Assets D,F
Expenses before reductions	1.82%	1.79%	1.81%	1.81%	1.80%
Expenses net of fee waivers, if any	1.75%	1.75%	1.75%	1.75%	1.75%
Expenses net of all reductions	1.75%	1.75%	1.75%	1.75%	1.75%
Net investment income	7.00%	6.39%	6.20%	5.84%	6.46%
Supplemental Data
Net assets, end of period (000 omitted)	$ 21,429	$ 41,049	$ 51,362	$ 64,804	$ 79,997
Portfolio turnover rate E	62%	69%	72%	115%	126%

A Total returns would have been lower had certain expenses not been reduced during the periods shown.

B Total returns do not include the effect of the contingent deferred sales charge.

C Calculated based on average shares outstanding during the period.

D Fees and expenses of the underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

E Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

F Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Class C

Years ended October 31,

2008

2007

2006

2005

2004

Selected Per-Share Data
Net asset value, beginning of period	$ 9.11	$ 9.25	$ 9.14	$ 9.57	$ 9.32
Income from Investment Operations
Net investment income C	.583	.584	.556	.536	.597
Net realized and unrealized gain (loss)	(2.608)	(.085)	.215	(.278)	.256
Total from investment operations	(2.025)	.499	.771	.258	.853
Distributions from net investment income	(.557)	(.590)	(.536)	(.550)	(.604)
Distributions from net realized gain	(.060)	(.050)	(.135)	(.140)	-
Total distributions	(.617)	(.640)	(.671)	(.690)	(.604)
Redemption fees added to paid in capital C	.002	.001	.010	.002	.001
Net asset value, end of period	$ 6.47	$ 9.11	$ 9.25	$ 9.14	$ 9.57
Total Return A,B	(23.54)%	5.51%	8.92%	2.77%	9.47%
Ratios to Average Net Assets D, F
Expenses before reductions	1.86%	1.84%	1.86%	1.87%	1.87%
Expenses net of fee waivers, if any	1.85%	1.84%	1.85%	1.85%	1.85%
Expenses net of all reductions	1.85%	1.84%	1.85%	1.85%	1.85%
Net investment income	6.90%	6.30%	6.10%	5.74%	6.36%
Supplemental Data
Net assets, end of period (000 omitted)	$ 30,619	$ 50,700	$ 52,796	$ 56,036	$ 64,187
Portfolio turnover rate E	62%	69%	72%	115%	126%

A Total returns would have been lower had certain expenses not been reduced during the periods shown.

B Total returns do not include the effect of the contingent deferred sales charge.

C Calculated based on average shares outstanding during the period.

D Fees and expenses of the underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

E Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

F Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Institutional Class

Years ended October 31,

2008

2007

2006

2005

2004

Selected Per-Share Data
Net asset value, beginning of period	$ 9.14	$ 9.27	$ 9.16	$ 9.60	$ 9.34
Income from Investment Operations
Net investment income B	.669	.678	.648	.630	.690
Net realized and unrealized gain (loss)	(2.619)	(.078)	.214	(.289)	.267
Total from investment operations	(1.950)	.600	.862	.341	.957
Distributions from net investment income	(.642)	(.681)	(.627)	(.643)	(.698)
Distributions from net realized gain	(.060)	(.050)	(.135)	(.140)	-
Total distributions	(.702)	(.731)	(.762)	(.783)	(.698)
Redemption fees added to paid in capital B	.002	.001	.010	.002	.001
Net asset value, end of period	$ 6.49	$ 9.14	$ 9.27	$ 9.16	$ 9.60
Total Return A	(22.81)%	6.65%	9.98%	3.68%	10.66%
Ratios to Average Net Assets C,E
Expenses before reductions	.92%	.90%	.91%	.91%	.90%
Expenses net of fee waivers, if any	.85%	.85%	.85%	.85%	.85%
Expenses net of all reductions	.85%	.85%	.85%	.85%	.85%
Net investment income	7.90%	7.29%	7.10%	6.73%	7.36%
Supplemental Data
Net assets, end of period (000 omitted)	$ 143,656	$ 206,188	$ 208,205	$ 200,804	$ 171,625
Portfolio turnover rate D	62%	69%	72%	115%	126%

A Total returns would have been lower had certain expenses not been reduced during the periods shown.

B Calculated based on average shares outstanding during the period.

C Fees and expenses of the underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

D Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

E Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Notes to Financial Statements

For the period ended October 31, 2008

1. Organization.

Fidelity Advisor High Income Fund (the Fund) is a fund of Fidelity Advisor Series I (the trust) and is authorized to issue an unlimited number of shares. The trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Massachusetts business trust. The Fund offers Class A, Class T, Class B, Class C, and Institutional Class shares, each of which has equal rights as to assets and voting privileges. Each class has exclusive voting rights with respect to matters that affect that class. Class B shares will automatically convert to Class A shares after a holding period of seven years from the initial date of purchase. Investment income, realized and unrealized capital gains and losses, the common expenses of the Fund, and certain fund-level expense reductions, if any, are allocated on a pro rata basis to each class based on the relative net assets of each class to the total net assets of the Fund. Each class differs with respect to transfer agent and distribution and service plan fees incurred. Certain expense reductions also differ by class.

2. Investments in Fidelity Central Funds.

The Fund may invest in Fidelity Central Funds, which are open-end investment companies available only to other investment companies and accounts managed by Fidelity Management & Research Company (FMR) and its affiliates. The Fund's Schedule of Investments lists each of the Fidelity Central Funds held as of period end, if any, as an investment of the Fund, but does not include the underlying holdings of each Fidelity Central Fund. As an Investing Fund, the Fund indirectly bears its proportionate share of the expenses of the underlying Fidelity Central Funds.

The Money Market Central Funds seek preservation of capital and current income and are managed by Fidelity Investments Money Management, Inc. (FIMM), an affiliate of FMR.

A complete unaudited list of holdings for each Fidelity Central Fund is available upon request or at the SEC's web site at www.sec.gov. In addition, the financial statements of the Fidelity Central Funds, which are not covered by the Fund's Report of Independent Registered Public Accounting Firm, are available on the SEC's web site or upon request.

3. Significant Accounting Policies.

The financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America, which require management to make certain estimates and assumptions at the date of the financial statements. Actual results could differ from those estimates. The following summarizes the significant accounting policies of the Fund:

Annual Report

Notes to Financial Statements - continued

3. Significant Accounting Policies - continued

Security Valuation. Investments are valued as of 4:00 p.m. Eastern time on the last calendar day of the period. Wherever possible, the Fund uses independent pricing services approved by the Board of Trustees to value its investments.

Debt securities, including restricted securities, are valued by independent pricing services or by dealers who make markets in such securities. Pricing services consider yield or price of bonds of comparable quality, coupon, maturity and type as well as dealer supplied prices. Equity securities, including restricted securities, for which market quotations are readily available, are valued at the last reported sale price or official closing price as reported by an independent pricing service on the primary market or exchange on which they are traded. In the event there were no sales during the day or closing prices are not available, securities are valued at the last quoted bid price. Investments in open-end mutual funds, including the Fidelity Central Funds, are valued at their closing net asset value each business day. Short-term securities with remaining maturities of sixty days or less for which quotations are not readily available are valued at amortized cost, which approximates value. Actual prices received at disposition may differ.

When current market prices or quotations are not readily available or reliable, valuations may be determined in good faith in accordance with procedures adopted by the Board of Trustees. Factors used in determining value may include significant market or security specific events, changes in interest rates and credit quality, and developments in foreign markets which are monitored by evaluating the performance of ADRs, futures contracts and exchange-traded funds. The frequency with which these procedures are used cannot be predicted and may be utilized to a significant extent. The value of securities used for net asset value (NAV) calculation under these procedures may differ from published prices for the same securities.

Investment Transactions and Income. For financial reporting purposes, the Fund's investment holdings and NAV include trades executed through the end of the last business day of the period. The NAV per share for processing shareholder transactions is calculated as of the close of business of the New York Stock Exchange (NYSE), normally 4:00 p.m. Eastern time and includes trades executed through the end of the prior business day. Gains and losses on securities sold are determined on the basis of identified cost and may include proceeds received from litigation. Dividend income is recorded on the ex-dividend date, except for certain dividends from foreign securities where the ex-dividend date may have passed, which are recorded as soon as the Fund is informed of the ex-dividend date. Non-cash dividends included in dividend income, if any, are recorded at the fair market value of the securities received. Distributions received on securities that represent a return of capital or capital gain are recorded as a reduction of cost of investments and/or as a realized gain. The Fund estimates the components of

Annual Report

3. Significant Accounting Policies - continued

Investment Transactions and Income - continued

distributions received that may be considered return of capital distributions or capital gain distributions. Interest income and distributions from the Fidelity Central Funds are accrued as earned. Interest income includes coupon interest and amortization of premium and accretion of discount on debt securities. Debt obligations may be placed on non-accrual status and related interest income may be reduced by ceasing current accruals and writing off interest receivables when the collection of all or a portion of interest has become doubtful based on consistently applied procedures. A debt obligation is removed from non-accrual status when the issuer resumes interest payments or when collectibility of interest is reasonably assured.

Expenses. Most expenses of the trust can be directly attributed to a fund. Expenses which cannot be directly attributed are apportioned among each Fund in the trust. Expense estimates are accrued in the period to which they relate and adjustments are made when actual amounts are known.

Income Tax Information and Distributions to Shareholders. Each year, the Fund intends to qualify as a regulated investment company by distributing substantially all of its taxable income and realized gains under Subchapter M of the Internal Revenue Code and filing its U.S. federal tax return. As a result, no provision for income taxes is required. The Fund is subject to the provisions of FASB Interpretation No. 48, Accounting for Uncertainties in Income Taxes (FIN 48). FIN 48 sets forth a minimum threshold for financial statement recognition of the benefit of a tax position taken or expected to be taken in a tax return. The implementation of FIN 48 did not result in any unrecognized tax benefits in the accompanying financial statements. Each of the Fund's federal tax returns for the prior three fiscal years remains subject to examination by the Internal Revenue Service (IRS).

Dividends are declared daily and paid monthly from net investment income. Distributions from realized gains, if any, are recorded on the ex-dividend date. Income dividends and capital gain distributions are declared separately for each class. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from generally accepted accounting principles.

Capital accounts within the financial statements are adjusted for permanent book-tax differences. These adjustments have no impact on net assets or the results of operations. Temporary book-tax differences will reverse in a subsequent period.

Book-tax differences are primarily due to market discount, capital loss carryforwards and losses deferred due to wash sales.

Annual Report

Notes to Financial Statements - continued

3. Significant Accounting Policies - continued

Income Tax Information and Distributions to Shareholders - continued

The tax-basis components of distributable earnings and the federal tax cost as of period end were as follows:

Unrealized appreciation	$ 114,816
Unrealized depreciation	(120,737,116)
Net unrealized appreciation (depreciation)	(120,622,300)
Undistributed ordinary income	1,088,155
Capital loss carryforward	(17,559,932)

Cost for federal income tax purposes	$ 440,802,169

The tax character of distributions paid was as follows:

	October 31, 2008	October 31, 2007
Ordinary Income	$ 32,372,651	$ 36,512,790
Long-term Capital Gains	3,076,324	2,237,552
Total	$ 35,448,975	$ 38,750,342

Short-Term Trading (Redemption) Fees. Shares held in the Fund less than 90 days were are subject to a redemption fee equal to 1.00% of the proceeds of the redeemed shares. All redemption fees, including any estimated redemption fees paid by FMR, are retained by the Fund and accounted for as an addition to paid in capital.

New Accounting Pronouncements. In September 2006, Statement of Financial Accounting Standards No. 157, Fair Value Measurements (SFAS 157), was issued and is effective for fiscal years beginning after November 15, 2007. SFAS 157 defines fair value, establishes a framework for measuring fair value and results in expanded disclosures about fair value measurements.

4. Operating Policies.

Repurchase Agreements. FMR has received an Exemptive Order from the Securities and Exchange Commission (the SEC) which permits the Fund and other affiliated entities of FMR to transfer uninvested cash balances into joint trading accounts which are then invested in repurchase agreements. The Fund may also invest directly with institutions in repurchase agreements. Repurchase agreements are collateralized by government or non-government securities. Upon settlement date, collateral is held in segregated accounts with custodian banks and may be obtained in the event of a default of the counterparty. The Fund monitors, on a daily basis, the value of the collateral to ensure it is at least equal to the principal amount of the repurchase agreement (including accrued interest). In the event of a default by the counterparty, realization of the

Annual Report

4. Operating Policies - continued

Repurchase Agreements - continued

collateral proceeds could be delayed, during which time the value of the collateral may decline.

Restricted Securities. The Fund may invest in securities that are subject to legal or contractual restrictions on resale. These securities generally may be resold in transactions exempt from registration or to the public if the securities are registered. Disposal of these securities may involve time-consuming negotiations and expense, and prompt sale at an acceptable price may be difficult. Information regarding restricted securities is included at the end of the Fund's Schedule of Investments.

Loans and Other Direct Debt Instruments. The Fund may invest in loans and loan participations, trade claims or other receivables. These investments may include standby financing commitments, including revolving credit facilities, that obligate the Fund to supply additional cash to the borrower on demand. Loan participations involve a risk of insolvency of the lending bank or other financial intermediary. The Fund may be contractually obligated to receive approval from the agent bank and/or borrower prior to the sale of these investments.

5. Purchases and Sales of Investments.

Purchases and sales of securities , other than short-term securities, aggregated $256,365,291 and $254,853,747, respectively.

6. Fees and Other Transactions with Affiliates.

Management Fee. FMR and its affiliates provide the Fund with investment management related services for which the Fund pays a monthly management fee. The management fee is the sum of an individual fund fee rate that is based on an annual rate of .45% of the Fund's average net assets and a group fee rate that averaged .12% during the period. The group fee rate is based upon the average net assets of all the mutual funds advised by FMR. The group fee rate decreases as assets under management increase and increases as assets under management decrease. For the period, the total annual management fee rate was .57% of the Fund's average net assets.

Distribution and Service Plan. In accordance with Rule 12b-1 of the 1940 Act, the Fund has adopted separate Distribution and Service Plans for each class of shares. Certain classes pay Fidelity Distributors Corporation (FDC), an affiliate of FMR, separate Distribution and Service Fees, each of which is based on an annual percentage of each class' average net assets. In addition, FDC may pay financial intermediaries for selling shares of the Fund and providing shareholder support services. For the period,

Annual Report

Notes to Financial Statements - continued

6. Fees and Other Transactions with Affiliates - continued

Distribution and Service Plan - continued

the Distribution and Service Fee rates and the total amounts paid to and retained by FDC were as follows:

	Distribution Fee	Service Fee	Paid to FDC	Retained by FDC
Class A	-%	.25%	$ 273,615	$ 10,502
Class T	-%	.25%	140,453	1,428
Class B	.65%	.25%	294,507	213,459
Class C	.75%	.25%	454,356	84,834
			$ 1,162,931	$ 310,223

Sales Load. FDC receives a front-end sales charge of up to 4.00% for selling Class A shares and Class T shares, some of which is paid to financial intermediaries for selling shares of the Fund. FDC receives the proceeds of contingent deferred sales charges levied on Class A, Class T, Class B, and Class C redemptions. These charges depend on the holding period. The deferred sales charges range from 5% to 1% for Class B, 1% for Class C, 1.00% to .50% for certain purchases of Class A shares and .25% for certain purchases of Class T shares.

For the period, sales charge amounts retained by FDC were as follows:

Retained by FDC
Class A	$ 18,504
Class T	4,156
Class B*	61,637
Class C*	6,968
$ 91,265

* When Class B and Class C shares are initially sold, FDC pays commissions from its own resources to financial intermediaries through which the sales are made.

Transfer Agent Fees. Fidelity Investments Institutional Operations Company, Inc. (FIIOC), an affiliate of FMR, is the transfer, dividend disbursing and shareholder servicing agent for each class of the Fund. FIIOC receives account fees and asset-based fees that vary according to the account size and type of account of the shareholders of the respective classes of the Fund. FIIOC pays for typesetting, printing and mailing of shareholder reports, except proxy statements.

Annual Report

6. Fees and Other Transactions with Affiliates - continued

Transfer Agent Fees - continued

For the period, the total transfer agent fees paid by each class were as follows:

	Amount	% of Average Net Assets
Class A	$ 224,301.21
Class T	156,075.28
Class B	83,601.26
Class C	91,888.20
Institutional Class	504,931.25
	$ 1,060,796

Accounting Fees. Fidelity Service Company, Inc. (FSC), an affiliate of FMR, maintains the Fund's accounting records. The fee is based on the level of average net assets for the month.

7. Committed Line of Credit.

The Fund participates with other funds managed by FMR in a $4.2 billion credit facility (the "line of credit") to be utilized for temporary or emergency purposes to fund shareholder redemptions or for other short-term liquidity purposes. The Fund has agreed to pay commitment fees on its pro rata portion of the line of credit, which amounted to $885 and is reflected in Miscellaneous Expense on the Statement of Operations. During the period, there were no borrowings on this line of credit.

8. Expense Reductions.

FMR voluntarily agreed to reimburse each class to the extent annual operating expenses exceeded certain levels of average net assets as noted in the table below. Some expenses, for example interest expense, including commitment fees, are excluded from this reimbursement.

The following classes were in reimbursement during the period:

	Expense Limitations	Reimbursement from adviser
Class A	1.10%	$ 17,405
Class T	1.10%	49,313
Class B	1.75%	21,813
Class C	1.85%	6,208
Institutional Class	.85%	129,479
		$ 224,218

Annual Report

Notes to Financial Statements - continued

8. Expense Reductions - continued

In addition, through arrangements with the Fund's custodian and each class' transfer agent, credits realized as a result of uninvested cash balances were used to reduce the Fund's expenses. During the period, these credits reduced the Fund's custody expense by $11,089. During the period, credits reduced each class' transfer agent expense as noted in the table below.

Transfer Agent expense reduction
Class A	$ 52
Class C	53
$ 105

9. Other.

The Fund's organizational documents provide former and current trustees and officers with a limited indemnification against liabilities arising in connection with the performance of their duties to the Fund. In the normal course of business, the Fund may also enter into contracts that provide general indemnifications. The Fund's maximum exposure under these arrangements is unknown as this would be dependent on future claims that may be made against the Fund. The risk of material loss from such claims is considered remote.

In December 2006, the Independent Trustees, with the assistance of independent counsel, completed an investigation regarding gifts, gratuities and business entertainment provided by certain brokers to certain individuals who were employed on FMR's domestic equity trading desk during the period 2002 to 2004. The Independent Trustees and FMR agreed that, despite the absence of proof that the Fidelity mutual funds experienced diminished execution quality as a result of the improper receipt of gifts and business entertainment, the conduct at issue was serious and was worthy of redress. Accordingly, the Independent Trustees requested, and FMR agreed to make, a payment of $42 million plus accrued interest, which equaled approximately $7.3 million, to certain Fidelity mutual funds.

In March 2008, the Trustees approved a method for allocating this payment among the funds and, in total, FMR paid the fund $3, which is recorded in the accompanying Statement of Operations.

In a related administrative order dated March 5, 2008, the U.S. Securities and Exchange Commission ("SEC") announced a settlement with FMR and FMR Co., Inc. (an affiliate of FMR) involving the SEC's regulatory rules for investment advisers and the improper receipt of gifts, gratuities and business entertainment. Without admitting or denying the SEC's findings, FMR agreed to pay an $8 million civil penalty to the United States Treasury.

Annual Report

9. Other - continued

During the period, Lehman Brothers Holdings, Inc. and certain of its affiliates (LBHI) sought protection under the insolvency laws of their jurisdictions of organization, including the United States, the United Kingdom and Japan. At the time LBHI's insolvency proceedings were instituted, the Fund had outstanding securities trades with counterparties affiliated with LBHI. As a result of the insolvency proceedings, LBHI is unable to fulfill its commitments and, in certain cases, the Fund may have terminated its trades and related agreements with the relevant entities and, where appropriate, is in the process of initiating claims for damages. FMR believes that the financial impact to the Fund relating to the terminated trades and agreements is immaterial.

10. Distributions to Shareholders.

Distributions to shareholders of each class were as follows:

Years ended October 31,	2008	2007
From net investment income
Class A	$ 8,030,841	$ 9,302,068
Class T	4,122,743	4,669,869
Class B	2,198,504	3,042,316
Class C	2,999,539	3,375,711
Institutional Class	15,021,024	15,563,438
Total	$ 32,372,651	$ 35,953,402
From net realized gain
Class A	$ 735,240	$ 717,818
Class T	375,276	372,057
Class B	262,402	273,621
Class C	323,637	287,733
Institutional Class	1,379,769	1,145,711
Total	$ 3,076,324	$ 2,796,940

Annual Report

Notes to Financial Statements - continued

11. Share Transactions.

Transactions for each class of shares were as follows:

	Shares		Dollars
Years ended October 31,	2008	2007	2008	2007
Class A
Shares sold	5,333,736	4,823,567	$ 44,749,660	$ 44,899,363
Reinvestment of distributions	831,902	872,007	6,937,182	8,089,795
Shares redeemed	(4,481,815)	(7,670,370)	(36,960,786)	(70,188,611)
Net increase (decrease)	1,683,823	(1,974,796)	$ 14,726,056	$ (17,199,453)
Class T
Shares sold	2,195,690	1,319,743	$ 18,489,876	$ 12,314,694
Reinvestment of distributions	428,476	435,214	3,575,237	4,034,667
Shares redeemed	(2,321,887)	(2,817,309)	(18,922,162)	(25,961,241)
Net increase (decrease)	302,279	(1,062,352)	$ 3,142,951	$ (9,611,880)
Class B
Shares sold	543,885	603,470	$ 4,520,569	$ 5,609,729
Reinvestment of distributions	178,263	214,017	1,498,212	1,982,494
Shares redeemed	(1,916,729)	(1,865,682)	(16,089,285)	(17,283,240)
Net increase (decrease)	(1,194,581)	(1,048,195)	$ (10,070,504)	$ (9,691,017)
Class C
Shares sold	1,624,114	1,319,230	$ 13,753,212	$ 12,243,579
Reinvestment of distributions	258,988	252,132	2,173,136	2,334,124
Shares redeemed	(2,717,087)	(1,715,151)	(22,288,170)	(15,837,856)
Net increase (decrease)	(833,985)	(143,789)	$ (6,361,822)	$ (1,260,153)
Institutional Class
Shares sold	7,592,637	7,848,485	$ 63,995,035	$ 72,659,708
Reinvestment of distributions	1,793,415	1,665,509	15,019,523	15,453,928
Shares redeemed	(9,825,313)	(9,402,619)	(81,172,266)	(86,795,964)
Net increase (decrease)	(439,261)	111,375	$ (2,157,708)	$ 1,317,672

Annual Report

Report of Independent Registered Public Accounting Firm

To the Trustees of Fidelity Advisor Series I and Shareholders of Fidelity Advisor High Income Fund:

We have audited the accompanying statement of assets and liabilities of Fidelity Advisor High Income Fund (the Fund), a fund of Fidelity Advisor Series I, including the schedule of investments, as of October 31, 2008, and the related statement of operations for the year then ended, the statement of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund's internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of October 31, 2008, by correspondence with the custodians and brokers; where replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Fidelity Advisor High Income Fund as of October 31, 2008, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and its financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

/s/ Deloitte & Touche LLP

DELOITTE & TOUCHE LLP

Boston, Massachusetts

December 23, 2008

Annual Report

Trustees and Officers

The Trustees, Member of the Advisory Board, and executive officers of the trust and fund, as applicable, are listed below. The Board of Trustees governs the fund and is responsible for protecting the interests of shareholders. The Trustees are experienced executives who meet periodically throughout the year to oversee the fund's activities, review contractual arrangements with companies that provide services to the fund, and review the fund's performance. Except for Edward C. Johnson 3d and James C. Curvey, each of the Trustees oversees 220 funds advised by FMR or an affiliate. Messrs. Johnson and Curvey oversee 379 funds advised by FMR or an affiliate.

The Trustees hold office without limit in time except that (a) any Trustee may resign; (b) any Trustee may be removed by written instrument, signed by at least two-thirds of the number of Trustees prior to such removal; (c) any Trustee who requests to be retired or who has become incapacitated by illness or injury may be retired by written instrument signed by a majority of the other Trustees; and (d) any Trustee may be removed at any special meeting of shareholders by a two-thirds vote of the outstanding voting securities of the trust. Each Trustee who is not an interested person (as defined in the 1940 Act) (Independent Trustee), shall retire not later than the last day of the calendar year in which his or her 72nd birthday occurs. The Independent Trustees may waive this mandatory retirement age policy with respect to individual Trustees. The executive officers and Advisory Board Member hold office without limit in time, except that any officer and Advisory Board Member may resign or may be removed by a vote of a majority of the Trustees at any regular meeting or any special meeting of the Trustees. Except as indicated, each individual has held the office shown or other offices in the same company for the past five years.

The fund's Statement of Additional Information (SAI) includes more information about the Trustees. To request a free copy, call Fidelity at 1-877-208-0098.

Interested Trustees*:

Correspondence intended for each Trustee who is an interested person may be sent to Fidelity Investments, 82 Devonshire Street, Boston, Massachusetts 02109.

Name, Age; Principal Occupation
Edward C. Johnson 3d (78)

Year of Election or Appointment: 1983

Mr. Johnson is Chairman of the Board of Trustees. Mr. Johnson serves as Chief Executive Officer, Chairman, and a Director of FMR LLC; Chairman and a Director of FMR; Chairman and a Director of Fidelity Research & Analysis Company (FRAC); Chairman and a Director of Fidelity Investments Money Management, Inc.; and Chairman and a Director of FMR Co., Inc. In addition, Mr. Johnson serves as Chairman and Director of FIL Limited. Previously, Mr. Johnson served as President of FMR LLC (2006-2007).

James C. Curvey (73)

Year of Election or Appointment: 2007

Mr. Curvey also serves as Trustee (2007-present) of other investment companies advised by FMR. Mr. Curvey is a Director of FMR and FMR Co., Inc. (2007-present). Mr. Curvey is also Vice Chairman (2006-
present) and Director of FMR LLC. In addition, Mr. Curvey serves as an Overseer for the Boston Symphony Orchestra and a member of the Trustees of Villanova University.

* Trustees have been determined to be "Interested Trustees" by virtue of, among other things, their affiliation with the trust or various entities under common control with FMR. FMR Corp. merged with and into FMR LLC on October 1, 2007. Any references to FMR LLC for prior periods are deemed to be references to the prior entity.

Independent Trustees:

Correspondence intended for each Independent Trustee (that is, the Trustees other than the Interested Trustees) may be sent to Fidelity Investments, P.O. Box 55235, Boston, Massachusetts 02205-5235.

Name, Age; Principal Occupation
Dennis J. Dirks (60)

Year of Election or Appointment: 2005

Prior to his retirement in May 2003, Mr. Dirks was Chief Operating Officer and a member of the Board of The Depository Trust & Clearing Corporation (DTCC) (1999-2003). He also served as President, Chief Operating Officer, and Board member of The Depository Trust Company (DTC) (1999-2003) and President and Board member of the National Securities Clearing Corporation (NSCC) (1999-2003). In addition, Mr. Dirks served as a Trustee and a member of the Finance Committee of Manhattan College (2005-2008), and as Chief Executive Officer and Board member of the Government Securities Clearing Corporation (2001-2003) and Chief Executive Officer and Board member of the Mortgage-Backed Securities Clearing Corporation (2001-2003). Mr. Dirks also serves as a Trustee and a member of the Finance Committee of AHRC of Nassau County (2006-present).

Alan J. Lacy (55)

Year of Election or Appointment: 2008

Mr. Lacy serves as Senior Adviser (2007-present) of Oak Hill Capital Partners, L.P. (a private equity firm). Mr. Lacy also served as Chief Executive Officer (2000-2005) and Vice Chairman (2005-2006) of Sears Holdings Corporation and Sears, Roebuck and Co. (retail). In addition, Mr. Lacy serves as a member of the Board of Directors of The Western Union Company (global money transfer, 2006-present) and Bristol-Myers Squibb (global pharmaceuticals, 2007-present). Mr. Lacy is a Trustee of the National Parks Conservation Association and The Field Museum of Natural History.

Ned C. Lautenbach (64)

Year of Election or Appointment: 2000

Mr. Lautenbach is Chairman of the Independent Trustees (2006-present). Mr. Lautenbach is an Advisory Partner of Clayton, Dubilier & Rice, Inc. (private equity investment firm). Previously, Mr. Lautenbach was with the International Business Machines Corporation (IBM) from 1968 until his retirement in 1998. Mr. Lautenbach serves as a Director of Eaton Corporation (diversified industrial) as well as the Philharmonic Center for the Arts in Naples, Florida. He also is a member of the Board of Trustees of Fairfield University (2005-present), as well as a member of the Council on Foreign Relations. Previously, Mr. Lautenbach served as a Director of Sony Corporation (2006-2007).

Joseph Mauriello (64)

Year of Election or Appointment: 2008

Prior to his retirement in January 2006, Mr. Mauriello served in numerous senior management positions including Deputy Chairman and Chief Operating Officer (2004-2005), and Vice Chairman of Financial Services (2002-2004) of KPMG LLP US (professional services firm, 1965-
2005). Mr. Mauriello currently serves as a member of the Board of Directors of XL Capital Ltd. (global insurance and re-insurance company, 2006-present) and of Arcadia Resources Inc. (health care services and products, 2007-present). He also served as a Director of the Hamilton Funds of the Bank of New York (2006-2007).

Cornelia M. Small (64)

Year of Election or Appointment: 2005

Ms. Small is a member of the Investment Committee, and Chair (2008-present) and a member of the Board of Trustees of Smith College. Ms. Small also serves on the Investment Committee of the Berkshire Taconic Community Foundation (2008-present). Previously, Ms. Small served as Chairperson of the Investment Committee (2002-2008) of Smith College and as Co-Chair (2000-2003) of the Annual Fund for the Fletcher School of Law and Diplomacy. In addition, she served as Chief Investment Officer, Director of Global Equity Investments, and a member of the Board of Directors of Scudder, Stevens & Clark and Scudder Kemper Investments.

William S. Stavropoulos (69)

Year of Election or Appointment: 2001

Mr. Stavropoulos is Chairman Emeritus of the Board of Directors of The Dow Chemical Company, where he previously served in numerous senior management positions, including President (1993-2000; 2002-
2003), CEO (1995-2000; 2002-2004), Chairman of the Executive Committee (2000-2006), and as a member of the Board of Directors (1990-2006). Currently, he is a Director of Teradata Corporation (data warehousing and technology solutions, 2008-present), Chemical Financial Corporation, Maersk Inc. (industrial conglomerate), Tyco International, Inc. (multinational manufacturing and services, 2007-present), and a member of the Advisory Board for Metalmark Capital (private equity investment firm, 2005-present). He is a special advisor to Clayton, Dubilier & Rice, Inc. (private equity investment). In addition, Mr. Stavropoulos is a member of the University of Notre Dame Advisory Council for the College of Science.

David M. Thomas (59)

Year of Election or Appointment: 2008

Previously, Mr. Thomas served as Executive Chairman (2005-2006) and Chairman and Chief Executive Officer (2000-2005) of IMS Health, Inc. (pharmaceutical and healthcare information solutions). In addition, Mr. Thomas serves as a member of the Board of Directors of Fortune Brands, Inc. (consumer products holding company), and Interpublic Group of Companies, Inc. (marketing communication, 2004-present).

Michael E. Wiley (58)

Year of Election or Appointment: 2008

Mr. Wiley also serves as a member of the Board of Trustees of the University of Tulsa (2000-2006; 2007-present). He serves as a Director of Tesoro Corporation (independent oil refiner and marketer, 2005-
present), and a Director of Bill Barrett Corporation (exploration and production company, 2005-present). In addition, he also serves as a Director of Post Oak Bank (privately-held bank, 2004-present). Previously, Mr. Wiley served as a Sr. Energy Advisor of Katzenbach Partners, LLC (consulting firm, 2006-2007), as an Advisory Director of Riverstone Holdings (private investment firm), Chairman, President, and CEO of Baker Hughes, Inc. (oilfield services company, 2000-2004), and as Director of Spinnaker Exploration Company (exploration and production company, 2001-2005).

Advisory Board Member and Executive Officers**:

Correspondence intended for each executive officer and Mr. Lynch may be sent to Fidelity Investments, 82 Devonshire Street, Boston, Massachusetts 02109.

Name, Age; Principal Occupation
Peter S. Lynch (64)

Year of Election or Appointment: 2003

Member of the Advisory Board of Fidelity's Equity and High Income Funds. Mr. Lynch is Vice Chairman and a Director of FMR, and Vice Chairman (2001-present) and a Director of FMR Co., Inc. Previously, Mr. Lynch served as a Trustee of the Fidelity funds (1990-2003). In addition, he serves as a Trustee of Boston College and as the Chairman of the Inner-City Scholarship Fund. Previously, Mr. Lynch served on the Special Olympics International Board of Directors (1997-2006).

Kenneth B. Robins (39)

Year of Election or Appointment: 2008

President and Treasurer of Fidelity's Equity and High Income Funds. Mr. Robins is an employee of Fidelity Investments (2004-present). Before joining Fidelity Investments, Mr. Robins worked at KPMG LLP, where he was a partner in KPMG's department of professional practice (2002-2004).

Thomas C. Hense (44)

Year of Election or Appointment: 2008

Vice President of Fidelity's High Income and Small Cap Funds. Previously, Mr. Hense served as a portfolio manager for Fidelity's Institutional Money Management Group (Pyramis) (2003-2008).

Scott C. Goebel (40)

Year of Election or Appointment: 2008

Secretary and Chief Legal Officer (CLO) of the Fidelity funds. Mr. Goebel also serves as General Counsel, Secretary, and Senior Vice President of FMR (2008-present); Deputy General Counsel of FMR LLC; Chief Legal Secretary of Fidelity Management & Research (Hong Kong) Limited (2008-present) and Assistant Secretary of Fidelity Management & Research (Japan) Inc. (2008-present). Previously, Mr. Goebel served as Assistant Secretary of the Funds (2007-2008) and as Vice President and Secretary of Fidelity Distributors Corporation (FDC) (2005-2007).

John B. McGinty, Jr. (46)

Year of Election or Appointment: 2008

Assistant Secretary of Fidelity's Equity and High Income Funds. Mr. McGinty is an employee of Fidelity Investments (2004-present). Mr. McGinty also serves as Senior Vice President, Secretary, and Chief Legal Officer of FDC (2007-present). Before joining Fidelity Investments, Mr. McGinty practiced law at Ropes & Gray, LLP.

Holly C. Laurent (54)

Year of Election or Appointment: 2008

Anti-Money Laundering (AML) Officer of the Fidelity funds. Ms. Laurent is an employee of Fidelity Investments. Previously, Ms. Laurent was Senior Vice President and Head of Legal for Fidelity Business Services India Pvt. Ltd. (2006-2008), Senior Vice President, Deputy General Counsel and Group Head for FMR LLC (2005-2006).

Christine Reynolds (50)

Year of Election or Appointment: 2008

Chief Financial Officer of the Fidelity funds. Ms. Reynolds became President of Fidelity Pricing and Cash Management Services (FPCMS) in August 2008. She served as Chief Operating Officer of FPCMS from 2007 through July 2008. Previously, Ms. Reynolds served as President, Treasurer, and Anti-Money Laundering officer of the Fidelity funds (2004-2007). Before joining Fidelity Investments, Ms. Reynolds worked at PricewaterhouseCoopers LLP (PwC) (1980-2002), where she was an audit partner with PwC's investment management practice.

Kenneth A. Rathgeber (61)

Year of Election or Appointment: 2004

Chief Compliance Officer of Fidelity's Equity and High Income Funds. Mr. Rathgeber is Chief Compliance Officer of Fidelity Management & Research (Hong Kong) Limited (2008-present), Fidelity Management & Research (Japan) Inc. (2008-present), FMR (2005-present), FMR Co., Inc. (2005-present), Fidelity Management & Research (U.K.) Inc. (2005-
present), Fidelity Research & Analysis Company (2005-present), Fidelity Investments Money Management, Inc. (2005-present), and Strategic Advisers, Inc. (2005-present).

Bryan A. Mehrmann (47)

Year of Election or Appointment: 2005

Deputy Treasurer of the Fidelity funds. Mr. Mehrmann is an employee of Fidelity Investments. Previously, Mr. Mehrmann served as Vice President of Fidelity Investments Institutional Services Group (FIIS)/Fidelity Investments Institutional Operations Corporation, Inc. (FIIOC) Client Services (1998-2004).

Adrien E. Deberghes (41)

Year of Election or Appointment: 2008

Deputy Treasurer of Fidelity's Equity and High Income Funds. Mr. Deberghes is an employee of Fidelity Investments (2008-present). Previously, Mr. Deberghes served as Senior Vice President of Mutual Fund Administration at State Street Corporation (2007-2008), Senior Director of Mutual Fund Administration at Investors Bank & Trust (2005-2007), and Director of Finance for Dunkin' Brands (2000-2005).

Robert G. Byrnes (41)

Year of Election or Appointment: 2005

Assistant Treasurer of the Fidelity funds. Mr. Byrnes is an employee of Fidelity Investments (2005-present). Previously, Mr. Byrnes served as Vice President of Fidelity Pricing and Cash Management Services (FPCMS) (2003-2005). Before joining Fidelity Investments, Mr. Byrnes worked at Deutsche Asset Management where he served as Vice President of the Investment Operations Group (2000-2003).

Peter L. Lydecker (54)
Year of Election or Appointment: 2004 Assistant Treasurer of the Fidelity funds. Mr. Lydecker is an employee of Fidelity Investments.
Paul M. Murphy (61)

Year of Election or Appointment: 2007

Assistant Treasurer of the Fidelity funds. Mr. Murphy is an employee of Fidelity Investments (2007-present). Previously, Mr. Murphy served as Chief Financial Officer of the Fidelity Funds (2005-2006), Vice President and Associate General Counsel of FMR (2007), and Senior Vice President of Fidelity Pricing and Cash Management Services (FPCMS) (1994-2007).

Gary W. Ryan (50)

Year of Election or Appointment: 2005

Assistant Treasurer of the Fidelity funds. Mr. Ryan is an employee of Fidelity Investments. Previously, Mr. Ryan served as Vice President of Fund Reporting in Fidelity Pricing and Cash Management Services (FPCMS) (1999-2005).

** FMR Corp. merged with and into FMR LLC on October 1, 2007. Any references to FMR LLC for prior periods are deemed to be references to the prior entity.

Annual Report

Distributions

A total of .30% of the dividends distributed during the fiscal year was derived from interest on U.S. Government securities which is generally exempt from state income tax.

The fund designates $22,268,982 of distributions paid during the period January 1, 2008 to October 31, 2008, as qualifying to be taxed as interest-related dividends for nonresident alien shareholders.

The fund will notify shareholders in January 2009 of amounts for use in preparing 2008 income tax returns.

Annual Report

Proxy Voting Results

A special meeting of the fund's shareholders was held on June 18, 2008. The results of votes taken among shareholders on the proposals before them are reported below. Each vote reported represents one dollar of net asset value held on the record date for the meeting.

PROPOSAL 1
To elect a Board of Trustees.A
	# of Votes	% of Votes
James C. Curvey
Affirmative	25,533,645,076.55	95.758
Withheld	1,131,045,213.53	4.242
TOTAL	26,664,690,290.08	100.000
Dennis J. Dirks
Affirmative	25,686,005,364.53	96.330
Withheld	978,684,925.55	3.670
TOTAL	26,664,690,290.08	100.000
Edward C. Johnson 3d
Affirmative	25,589,947,163.14	95.969
Withheld	1,074,743,126.94	4.031
TOTAL	26,664,690,290.08	100.000
Alan J. Lacy
Affirmative	25,669,138,246.63	96.266
Withheld	995,552,043.45	3.734
TOTAL	26,664,690,290.08	100.000
Ned C. Lautenbach
Affirmative	25,672,946,891.13	96.281
Withheld	991,743,398.95	3.719
TOTAL	26,664,690,290.08	100.000
Joseph Mauriello
Affirmative	25,675,331,192.42	96.290
Withheld	989,359,097.66	3.710
TOTAL	26,664,690,290.08	100.000
Cornelia M. Small
Affirmative	25,677,299,164.74	96.297
Withheld	987,391,125.34	3.703
TOTAL	26,664,690,290.08	100.000
	# of Votes	% of Votes
William S. Stavropoulos
Affirmative	25,644,596,204.07	96.174
Withheld	1,020,094,086.01	3.826
TOTAL	26,664,690,290.08	100.000
David M. Thomas
Affirmative	25,683,151,595.87	96.319
Withheld	981,538,694.21	3.681
TOTAL	26,664,690,290.08	100.000
Michael E. Wiley
Affirmative	25,681,657,144.60	96.313
Withheld	983,033,145.48	3.687
TOTAL	26,664,690,290.08	100.000
PROPOSAL 2
To amend the Declaration of Trust of Fidelity Advisor Series I to reduce the required quorum for future shareholder meetings.A
	# of Votes	% of Votes
Affirmative	14,366,154,116.59	53.877
Against	3,894,779,838.51	14.607
Abstain	853,635,309.57	3.201
Broker Non-Votes	7,550,121,025.41	28.315
TOTAL	26,664,690,290.08	100.000

A Denotes trust-wide proposal and voting results.

Annual Report

Board Approval of Investment Advisory Contracts and Management Fees

Fidelity Advisor High Income Fund

Each year, typically in July, the Board of Trustees, including the Independent Trustees (together, the Board), votes on the renewal of the management contract and sub-advisory agreements (together, the Advisory Contracts) for the fund. The Board, assisted by the advice of fund counsel and Independent Trustees' counsel, requests and considers a broad range of information throughout the year.

The Board meets regularly and, acting directly and through its separate committees, requests and receives information concerning, and considers at each of its meetings factors that are relevant to, its annual consideration of the renewal of the fund's Advisory Contracts, including the services and support provided to the fund and its shareholders. At the time of the renewal, the Board had 12 standing committees, each composed of Independent Trustees with varying backgrounds, to which the Board has assigned specific subject matter responsibilities in order to enhance effective decision-making by the Board. Each committee has a written charter outlining the structure and purposes of the committee. The Board also meets as needed to consider matters specifically related to the Board's annual consideration of the renewal of Advisory Contracts.

On June 19, 2008, the Board voted to continue the fund's Advisory Contracts for one month, through July 31, 2008, in connection with the reorganization of the Fidelity funds under two separate boards. The Board considered that the contractual terms of and fees payable under the fund's Advisory Contracts involve no changes in (i) the investment process or strategies employed in the management of the fund's assets; (ii) the nature or level of services provided under the fund's Advisory Contracts; or (iii) the day-to-day management of the fund or the persons primarily responsible for such management. The Board concluded that the fund's Advisory Contracts are fair and reasonable, and that the fund's Advisory Contracts should be extended, without modification, through July 31, 2008, with the understanding that the Board would consider their renewal in July 2008.

At its July 2008 meeting, the Board of Trustees, including the Independent Trustees, unanimously determined to renew the fund's Advisory Contracts. In reaching its determination, the Board considered all factors it believed relevant, including (i) the nature, extent, and quality of the services to be provided to the fund and its shareholders (including the investment performance of the fund); (ii) the competitiveness of the fund's management fee and total expenses; (iii) the total costs of the services to be provided by and the profits to be realized by Fidelity from its relationship with the fund; (iv) the extent to which economies of scale would be realized as the fund grows; and (v) whether fee levels reflect these economies of scale, if any, for the benefit of fund shareholders. The Board also approved agreements with foreign sub-advisers Fidelity Management & Research (U.K.) Inc., Fidelity Management & Research (Japan) Inc., and Fidelity Management & Research (Hong Kong) Limited.

Annual Report

In considering whether to renew the Advisory Contracts for the fund, the Board ultimately reached a determination, with the assistance of fund counsel and Independent Trustees' counsel and through the exercise of its business judgment, that the renewal of the Advisory Contracts and the compensation to be received by Fidelity under the management contract is consistent with Fidelity's fiduciary duty under applicable law. The Board's decision to renew the Advisory Contracts was not based on any single factor noted above, but rather was based on a comprehensive consideration of all the information provided to the Board at its meetings throughout the year. The Board, in reaching its determination to renew the Advisory Contracts, is aware that shareholders in the fund have a broad range of investment choices available to them, including a wide choice among mutual funds offered by competitors to Fidelity, and that the fund's shareholders, with the opportunity to review and weigh the disclosure provided by the fund in its prospectus and other public disclosures, have chosen to invest in this fund, managed by Fidelity.

Nature, Extent, and Quality of Services Provided. The Board considered staffing within the investment adviser, FMR, and the sub-advisers (together, the Investment Advisers), including the backgrounds of the fund's investment personnel and the fund's investment objective and discipline. The Independent Trustees also had discussions with senior management of Fidelity's investment operations and investment groups. The Board considered the structure of the portfolio manager compensation program and whether this structure provides appropriate incentives.

Resources Dedicated to Investment Management and Support Services. The Board reviewed the size, education, and experience of the Investment Advisers' investment staff, their use of technology, and the Investment Advisers' approach to recruiting, training, and retaining portfolio managers and other research, advisory, and management personnel. The Board noted that Fidelity's analysts have access to a variety of technological tools that enable them to perform both fundamental and quantitative analysis and to specialize in various disciplines. The Board considered Fidelity's extensive global research capabilities that enable the Investment Advisers to aggregate data from various sources in an effort to produce positive investment results. The Board also considered that Fidelity's portfolio managers and analysts have access to daily portfolio attribution that allows for monitoring of a fund's portfolio, as well as an electronic communication system that provides immediate real-time access to research concerning issuers and credit enhancers.

Shareholder and Administrative Services. The Board considered (i) the nature, extent, quality, and cost of advisory, administrative, distribution, and shareholder services performed by the Investment Advisers and their affiliates under the Advisory Contracts and under separate agreements covering transfer agency, pricing and bookkeeping, and securities lending services for the fund; (ii) the nature and extent of the Investment Advisers' supervision of third party service providers, principally custodians and subcustodians; and (iii) the resources devoted to, and the record of compliance with, the fund's compliance policies and procedures. The Board also reviewed the allocation of fund brokerage, including allocations to brokers affiliated with the Investment Advisers, the use of brokerage commissions to pay fund expenses, and the use of "soft" commission dollars to pay for research services. The Board further considered that Fidelity voluntarily pays for market data out of its own resources.

Annual Report

Board Approval of Investment Advisory Contracts and
Management Fees - continued

The Board noted that the growth of fund assets across the complex allows Fidelity to reinvest in the development of services designed to enhance the value or convenience of the Fidelity funds as investment vehicles. These services include 24-hour access to account information and market information through phone representatives and over the Internet, and investor education materials and asset allocation tools.

Investment in a Large Fund Family. The Board considered the benefits to shareholders of investing in a Fidelity fund, including the benefits of investing in a fund that is part of a large family of funds offering a variety of investment disciplines and providing for a large variety of mutual fund investor services. For example, fund shareholders are offered the privilege of exchanging shares of the fund for shares of other Fidelity funds, as set forth in the fund's prospectus, without paying a sales charge. The Board noted that Fidelity has taken a number of actions over the previous year that benefited particular funds, including (i) dedicating additional resources to investment research and to restructure the investment research teams; (ii) contractually agreeing to reduce the management fees on Fidelity's Institutional Money Market Funds and launching Class IV and Institutional Class of certain of these funds; (iii) reducing the transfer agent fees for the Fidelity Select Portfolios and Investor Class of the VIP funds; and (iv) launching Class K of 29 equity funds as a lower-fee class available to certain employer-sponsored retirement plans.

Investment Performance. The Board considered whether the fund has operated within its investment objective, as well as its record of compliance with its investment restrictions. It also reviewed the fund's absolute investment performance for each class, as well as the fund's relative investment performance for each class measured against (i) a broad-based securities market index, and (ii) a peer group of mutual funds deemed appropriate by the Board over multiple periods. The following charts considered by the Board show, over the one-, three-, and five-year periods ended December 31, 2007, the cumulative total returns of Institutional Class (Class I) and Class C of the fund, the cumulative total returns of a broad-based securities market index ("benchmark"), and a range of cumulative total returns of a peer group of mutual funds identified by Lipper Inc. as having an investment objective similar to that of the fund. The returns of Institutional Class (Class I) and Class C show the performance of the highest and lowest performing classes, respectively (based on three-year performance). The box within each chart shows the 25th percentile return (bottom of box) and the 75th percentile return (top of box) of the peer group. Returns shown above the box are in the first quartile and returns shown below the box are in the fourth quartile. The percentage beaten numbers noted below each chart correspond to the percentile box and represent the percentage of funds in the peer group whose performance was equal to or lower than that of the class indicated.

Annual Report

Fidelity Advisor High Income Fund

The Board reviewed the fund's relative investment performance against its peer group and stated that the performance of Institutional Class (Class I) of the fund was in the first quartile for the one- and three-year periods and the second quartile for the five-year period. The Board also stated that the investment performance of Institutional Class (Class I) of the fund compared favorably to its benchmark for the one- and three-year periods, although the fund's five-year cumulative total return was lower than its benchmark. The Board considered that the variations in performance among the fund's classes reflect the variations in class expenses, which result in lower performance for higher expense classes.

Based on its review, and giving particular weight to the nature and quality of the resources dedicated by the Investment Advisers to maintain and improve relative performance, the Board concluded that the nature, extent, and quality of the services provided to the fund will benefit the fund's shareholders, particularly in light of the Board's view that the fund's shareholders benefit from investing in a fund that is part of a large family of funds offering a variety of investment disciplines and services.

Competitiveness of Management Fee and Total Fund Expenses. The Board considered the fund's management fee and total expenses compared to "mapped groups" of competitive funds and classes. Fidelity creates "mapped groups" by combining similar Lipper investment objective categories that have comparable management fee characteristics. Combining Lipper investment objective categories aids the Board's management fee and total expense comparisons by broadening the competitive group used for comparison and by reducing the number of universes to which various Fidelity funds are compared.

Annual Report

Board Approval of Investment Advisory Contracts and
Management Fees - continued

The Board considered two proprietary management fee comparisons for the 12-month periods shown in the chart below. The group of Lipper funds used by the Board for management fee comparisons is referred to below as the "Total Mapped Group" and, for the reasons explained above, is broader than the Lipper peer group used by the Board for performance comparisons. The Total Mapped Group comparison focuses on a fund's standing relative to the total universe of comparable funds available to investors, in terms of gross management fees before expense reimbursements or caps. "TMG%" represents the percentage of funds in the Total Mapped Group that had management fees that were lower than the fund's. For example, a TMG% of 26% means that 74% of the funds in the Total Mapped Group had higher management fees than the fund. The "Asset-Size Peer Group" (ASPG) comparison focuses on a fund's standing relative to non-Fidelity funds similar in size to the fund within the Total Mapped Group. The ASPG represents at least 15% of the funds in the Total Mapped Group with comparable asset size and management fee characteristics, subject to a minimum of 50 funds (or all funds in the Total Mapped Group if fewer than 50). Additional information, such as the ASPG quartile in which the fund's management fee ranked, is also included in the chart and considered by the Board.

Fidelity Advisor High Income Fund

Annual Report

The Board noted that the fund's management fee ranked below the median of its Total Mapped Group and below the median of its ASPG for 2007.

Based on its review, the Board concluded that the fund's management fee was fair and reasonable in light of the services that the fund receives and the other factors considered.

In its review of each class's total expenses, the Board considered the fund's management fee as well as other fund or class expenses, as applicable, such as transfer agent fees, pricing and bookkeeping fees, fund-paid 12b-1 fees, and custodial, legal, and audit fees. The Board also noted the effects of any waivers and reimbursements on fees and expenses. As part of its review, the Board also considered current and historical total expenses of each class of the fund compared to competitive fund median expenses. Each class of the fund is compared to those funds and classes in the Total Mapped Group (used by the Board for management fee comparisons) that have a similar sales load structure.

The Board noted that the total expenses of Class B ranked below its competitive median for 2007, and the total expenses of each of Class A, Class T, Class C, and Institutional Class ranked above its competitive median for 2007. The Board considered that the total expenses for Class T were above the median primarily because its 12b-1 fee is higher than the typical front-end load class. The Board noted that the fund offers multiple classes, each of which has a different sales load and 12b-1 fee structure, and that the multiple structures are intended to offer a range of pricing options for the intermediary market. The Board also noted that the total expenses of the classes vary primarily by the level of their 12b-1 fees, although differences in transfer agent fees may also cause expenses to vary from class to class.

In its review of total expenses, the Board also considered Fidelity fee structures and other information on clients that FMR and its affiliates service in other competitive markets, such as other mutual funds advised or subadvised by FMR or its affiliates, pension plan clients, and other institutional clients.

Based on its review, the Board concluded that the total expenses of each class of the fund were reasonable, although in some cases above the median of the universe presented for comparison, in light of the services that the fund and its shareholders receive and the other factors considered.

Costs of the Services and Profitability. The Board considered the revenues earned and the expenses incurred by Fidelity in conducting the business of developing, marketing, distributing, managing, administering and servicing the fund and its shareholders. The Board also considered the level of Fidelity's profits in respect of all the Fidelity funds.

Annual Report

Board Approval of Investment Advisory Contracts and
Management Fees - continued

On an annual basis, FMR presents to the Board Fidelity's profitability for the fund. Fidelity calculates the profitability for each fund, as well as aggregate profitability for groups of Fidelity funds and all Fidelity funds, using a series of detailed revenue and cost allocation methodologies which originate with the audited books and records of Fidelity. The Audit Committee of the Board reviews any significant changes from the prior year's methodologies.

PricewaterhouseCoopers LLP (PwC), independent registered public accounting firm and auditor to Fidelity and certain Fidelity funds, has been engaged annually by the Board as part of the Board's assessment of the results of Fidelity's profitability analysis. PwC's engagement includes the review and assessment of Fidelity's methodologies used in determining the revenues and expenses attributable to Fidelity's mutual fund business, and completion of agreed-upon procedures surrounding the mathematical accuracy of fund profitability and its conformity to allocation methodologies. After considering PwC's reports issued under the engagement and information provided by Fidelity, the Board believes that while other allocation methods may also be reasonable, Fidelity's profitability methodologies are reasonable in all material respects.

The Board has also reviewed Fidelity's non-fund businesses and any fall-out benefits related to the mutual fund business as well as cases where Fidelity's affiliates may benefit from or be related to the fund's business.

The Board considered the costs of the services provided by and the profits realized by Fidelity in connection with the operation of the fund and determined that the amount of profit is a fair entrepreneurial profit for the management of the fund.

Economies of Scale. The Board considered whether there have been economies of scale in respect of the management of the Fidelity funds, whether the Fidelity funds (including the fund) have appropriately benefited from any such economies of scale, and whether there is potential for realization of any further economies of scale. The Board considered the extent to which the fund will benefit from economies of scale through increased services to the fund, through waivers or reimbursements, or through fee or expense reductions.

The Board recognized that the fund's management contract incorporates a "group fee" structure, which provides for lower group fee rates as total fund assets under FMR's management increase, and for higher group fee rates as total fund assets under FMR's management decrease. FMR determines the group fee rates based on a tiered asset "breakpoint" schedule. The Board considered that the group fee is designed to deliver the benefits of economies of scale to fund shareholders when total fund assets increase, even if assets of any particular fund are unchanged or have declined, because some portion of Fidelity's costs are attributable to services provided to all Fidelity funds, and all funds benefit if those costs can be allocated among more assets. The Board concluded that, given the group fee structure, fund shareholders will achieve a certain level of economies of scale as assets under FMR's management increase at the fund complex level, regardless of whether Fidelity achieves any such economies of scale.

Annual Report

The Board further concluded that any potential economies of scale are being shared between fund shareholders and Fidelity in an appropriate manner.

Additional Information Requested by the Board. In order to develop fully the factual basis for consideration of the Fidelity funds' Advisory Contracts, the Board requested and received additional information on certain topics, including (i) fund performance trends and actions to be taken by FMR to improve certain funds' overall performance; (ii) portfolio manager changes that have occurred during the past year; (iii) Fidelity's fund profitability methodology, the profitability of certain fund service providers, and profitability trends for certain funds; (iv) Fidelity's compensation structure for portfolio managers and key personnel, including its effects on fund profitability and the extent to which portfolio manager compensation is linked to fund performance; (v) Fidelity's fee structures and rationale for recommending different fees among categories of funds; and (vi) Fidelity's rationale for recommending which funds should have a performance adjustment component as part of their management fees.

Based on its evaluation of all of the conclusions noted above, and after considering all material factors, the Board ultimately concluded that the advisory fee structures are fair and reasonable, and that the fund's Advisory Contracts should be renewed.

Annual Report

Investment Adviser

Fidelity Management & Research Company

Boston, MA

Investment Sub-Advisers

FMR Co., Inc.

Fidelity Management & Research
(U.K.) Inc.

Fidelity Management & Research
(Hong Kong) Limited

Fidelity Management & Research
(Japan) Inc.

Fidelity Research & Analysis Company

FIL Investment Advisors

Fidelity Investments Japan Limited

FIL Investment Advisors (U.K.) Ltd.

General Distributor

Fidelity Distributors Corporation

Boston, MA

Transfer and Service Agents

Fidelity Investments Institutional Operations Company, Inc.

Boston, MA

Fidelity Service Company, Inc.

Boston, MA

Custodian

The Bank of New York

New York, NY

AHI-UANN-1208
1.784748.105

(Fidelity Investment logo)(registered trademark)

Fidelity® Advisor

High Income

Fund - Institutional Class

Annual Report

October 31, 2008

(2_fidelity_logos) (Registered_Trademark)

Contents

Chairman's Message	<Click Here>	Ned Johnson's message to shareholders.
Performance	<Click Here>	How the fund has done over time.
Management's Discussion	<Click Here>	The manager's review of fund performance, strategy and outlook.
Shareholder Expense Example	<Click Here>	An example of shareholder expenses.
Investment Changes	<Click Here>	A summary of major shifts in the fund's investments over the past six months.
Investments	<Click Here>	A complete list of the fund's investments with their market values.
Financial Statements	<Click Here>	Statements of assets and liabilities, operations, and changes in net assets, as well as financial highlights.
Notes	<Click Here>	Notes to financial statements.
Report of Independent Registered Public Accounting Firm	<Click Here>
Trustees and Officers	<Click Here>
Distributions	<Click Here>
Proxy Voting Results	<Click Here>
Board Approval of Investment Advisory Contracts and Management Fees	<Click Here>

To view a fund's proxy voting guidelines and proxy voting record for the 12-month period ended June 30, visit http://www.fidelity.com (search for "proxy voting guidelines") or visit the Securities and Exchange Commission's (SEC) web site at http://www.sec.gov. You may also call 1-877-208-0098 to request a free copy of the proxy voting guidelines.

Standard & Poor's, S&P and S&P 500 are registered service marks of The McGraw-Hill Companies, Inc. and have been licensed for use by Fidelity Distributors Corporation.

Other third party marks appearing herein are the property of their respective owners.

All other marks appearing herein are registered or unregistered trademarks or service marks of FMR LLC or an affiliated company.

Annual Report

This report and the financial statements contained herein are submitted for the general information of the shareholders of the fund. This report is not authorized for distribution to prospective investors in the fund unless preceded or accompanied by an effective prospectus.

A fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. Forms N-Q are available on the SEC's web site at http://www.sec.gov. A fund's Forms N-Q may be reviewed and copied at the SEC's Public Reference Room in Washington, DC. Information regarding the operation of the SEC's Public Reference Room may be obtained by calling 1-800-SEC-0330. For a complete list of a fund's portfolio holdings, view the most recent holdings listing, semiannual report, or annual report on Fidelity's web site at http://www.fidelity.com or http://www.advisor.fidelity.com, as applicable.

NOT FDIC INSURED · MAY LOSE VALUE · NO BANK GUARANTEE

Neither the fund nor Fidelity Distributors Corporation is a bank.

Annual Report

Chairman's Message

(photo_of_Edward_C_Johnson_3d)

Dear Shareholder:

Turmoil has been the watchword for the world's securities markets in 2008, with domestic and international stocks down sharply amid the global credit squeeze. A flight to quality boosted returns for U.S. Treasuries, one of the few asset classes with positive results heading into the latter stages of the year. Financial markets are always unpredictable, but there are a number of time-tested principles that can put the historical odds in your favor.

One of the basic tenets is to invest for the long term. Over time, riding out the markets' inevitable ups and downs has proven much more effective than selling into panic or chasing the hottest trend. Even missing only a few of the markets' best days can significantly diminish investor returns. Patience also affords the benefits of compounding - of earning interest on additional income or reinvested dividends and capital gains. There are tax advantages and cost benefits to consider as well. The more you sell, the more taxes you pay, and the more you trade, the higher the costs. While staying the course doesn't eliminate risk, it can considerably lessen the effect of short-term declines.

You can further manage your investing risk through diversification. And today, more than ever, geographic diversification should be taken into account. Studies indicate that asset allocation is the single most important determinant of a portfolio's long-term success. The right mix of stocks, bonds and cash - aligned to your particular risk tolerance and investment objective - is very important. Age-appropriate rebalancing is also an essential aspect of asset allocation. For younger investors, an emphasis on equities - which historically have been the best-performing asset class over time - is encouraged. As investors near their specific goal, such as retirement or sending a child to college, consideration may be given to replacing volatile assets (e.g. common stocks) with more-stable fixed investments (bonds or savings plans).

A third investment principle - investing regularly - can help lower the average cost of your purchases. Investing a certain amount of money each month or quarter helps ensure you won't pay for all your shares at market highs. This strategy - known as dollar cost averaging - also reduces unconstructive "emotion" from investing, helping shareholders avoid selling weak performers just prior to an upswing, or chasing a hot performer just before a correction.

We invite you to contact us via the Internet, through our Investor Centers or over the phone. It is our privilege to provide you the information you need to make the investments that are right for you.

Sincerely,

/s/Edward C. Johnson 3d

Edward C. Johnson 3d

Annual Report

Performance: The Bottom Line

Average annual total return reflects the change in the value of an investment, assuming reinvestment of the class' dividend income and capital gains (the profits earned upon the sale of securities that have grown in value, if any) and assuming a constant rate of performance each year. The $10,000 table and the fund's returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. During periods of reimbursement by Fidelity, a fund's total return will be greater than it would be had the reimbursement not occurred. How a fund did yesterday is no guarantee of how it will do tomorrow.

Average Annual Total Returns

Periods ended October 31, 2008	Past 1 year	Past 5 years	Life of fundA
Institutional Class	-22.81%	0.76%	3.39%

A From September 7, 1999.

$10,000 Over Life of Fund

Let's say hypothetically that $10,000 was invested in Fidelity ® Advisor High Income Fund - Institutional Class on September 7, 1999, when the fund started. The chart shows how the value of your investment would have changed, and also shows how the Merrill Lynch® U.S. High Yield Master II Constrained Index Index performed over the same period.

Annual Report

Management's Discussion of Fund Performance

Comments from Matthew Conti, Portfolio Manager of Fidelity® Advisor High Income Fund

Faced with a monumental credit crunch, contracting U.S. economic growth, concerns about corporate business fundamentals, a rising default rate and shrinking demand from risk-averse investors, high-yield bonds were sent reeling during the 12 months ending October 31, 2008. The Merrill Lynch® U.S. High Yield Master II Constrained Index declined 26.23% during that time frame. The debt markets suffered from a freeze-up as credit grew ever tighter, with banks and other financial institutions posting significant losses and hoarding cash to cover any exposure they had to troubled assets linked to subprime mortgages. In September, the U.S. government took over mortgage giants Fannie Mae and Freddie Mac as well as insurance behemoth American International Group (AIG). Conditions worsened, though, as investment bank Lehman Brothers failed, leading Congress to approve a $700 billion bailout plan for Wall Street in early October. Looking to keep the financial markets and the economy from collapsing, the Federal Reserve Board cut the benchmark federal funds target rate twice in October, with the first easing done in concert with other central banks around the world. As the period came to a close, the markets remained in turmoil due to contracting economic growth and uncertainty about the outcome of the U.S. presidential election.

During the past year, the fund's Class A, Class T, Class B and Class C shares returned -23.03%, -22.94%, -23.47% and -23.54%, respectively (excluding sales charges), outperforming the Merrill Lynch index. The fund benefited from underweighting lower-quality high-yield bonds, as well as the troubled automotive, banks/thrifts and publishing/printing sectors, along with positive security selection in the last group. Favorable security selection in casino gaming also helped, although an overweighting there offset some of this benefit. The fund's modest cash position helped further. Detractors included less-successful security selection in the telecommunications, technology and food/beverage/tobacco groups. Top contributions came from not owning or underweighting underperforming index components, including General Motors, casino gaming firm Harrah's and publishing/printing firms R.H. Donnelley and Idearc. An overweighting in cable TV company Cablevision Systems helped, as did FTI Consulting, satellite telecom firm Intelsat and diversified holding company Leucadia National. Among the detractors were telecom firm Sprint Nextel, Las Vegas casino operator MGM Mirage, telecom company Level 3, rental car company Avis and an underweighting in hospital operator Tenet Healthcare - not held at period end.

During the past year, the fund's Institutional Class shares returned -22.81%, outperforming the Merrill Lynch index. The fund benefited from underweighting lower-quality high-yield bonds, as well as the troubled automotive, banks/thrifts and publishing/printing sectors, along with positive security selection in the last group. Favorable security selection in casino gaming also helped, although an overweighting there offset some of this benefit. The fund's modest cash position helped further. Detractors included less-successful security selection in the telecommunications, technology and food/beverage/tobacco groups. Top contributions came from not owning or underweighting underperforming index components, including General Motors, casino gaming firm Harrah's and publishing/printing firms R.H. Donnelley and Idearc. An overweighting in cable TV company Cablevision Systems helped, as did FTI Consulting, satellite telecom firm Intelsat and diversified holding company Leucadia National. Among the detractors were telecom firm Sprint Nextel, Las Vegas casino operator MGM Mirage, telecom company Level 3, rental car company Avis and an underweighting in hospital operator Tenet Healthcare - not held at period end.

Annual Report

The views expressed above reflect those of the portfolio manager(s) only through the end of the period as stated on the cover of this report and do not necessarily represent the views of Fidelity or any other person in the Fidelity organization. Any such views are subject to change at any time based upon market or other conditions and Fidelity disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Fidelity fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Fidelity fund.

Annual Report

Shareholder Expense Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments or redemption proceeds, and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (May 1, 2008 to October 31, 2008).

Actual Expenses

The first line of the accompanying table for each class of the Fund provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000.00 (for example, an $8,600 account value divided by $1,000.00 = 8.6), then multiply the result by the number in the first line for a class of the Fund under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period. In addition, the Fund, as a shareholder in the underlying Fidelity Central Funds, will indirectly bear its pro rata share of the fees and expenses incurred by the underlying Fidelity Central Funds. These fees and expenses are not included in the Fund's annualized expense ratio used to calculate the expense estimate in the table below.

Hypothetical Example for Comparison Purposes

The second line of the accompanying table for each class of the Fund provides information about hypothetical account values and hypothetical expenses based on a Class' actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Class' actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. In addition, the Fund, as a shareholder in the underlying Fidelity Central Funds, will indirectly bear its pro rata share of the fees and expenses incurred by the underlying Fidelity Central Funds. These fees and expenses are not included in the Fund's annualized expense ratio used to calculate the expense estimate in the table below.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

Annual Report

	Annualized Expense Ratio	Beginning Account Value May 1, 2008	Ending Account Value October 31, 2008	Expenses Paid During Period* May 1, 2008 to October 31, 2008
Class A	1.10%
Actual		$ 1,000.00	$ 770.60	$ 4.90
Hypothetical A		$ 1,000.00	$ 1,019.61	$ 5.58
Class T	1.10%
Actual		$ 1,000.00	$ 771.50	$ 4.90
Hypothetical A		$ 1,000.00	$ 1,019.61	$ 5.58
Class B	1.75%
Actual		$ 1,000.00	$ 767.80	$ 7.78
Hypothetical A		$ 1,000.00	$ 1,016.34	$ 8.87
Class C	1.85%
Actual		$ 1,000.00	$ 767.40	$ 8.22
Hypothetical A		$ 1,000.00	$ 1,015.84	$ 9.37
Institutional Class	.85%
Actual		$ 1,000.00	$ 771.80	$ 3.79
Hypothetical A		$ 1,000.00	$ 1,020.86	$ 4.32

A 5% return per year before expenses

* Expenses are equal to each Class' annualized expense ratio, multiplied by the average account value over the period, multiplied by 184/366 (to reflect the one-half year period).

Annual Report

Investment Changes (Unaudited)

Top Five Holdings as of October 31, 2008
(by issuer, excluding cash equivalents)	% of fund's net assets	% of fund's net assets 6 months ago
HCA, Inc.	2.5	2.1
MGM Mirage, Inc.	2.0	2.3
NRG Energy, Inc.	1.7	1.4
Energy Future Holdings	1.5	1.5
Georgia-Pacific Corp.	1.4	1.4
	9.1
Top Five Market Sectors as of October 31, 2008
	% of fund's net assets	% of fund's net assets 6 months ago
Energy	10.0	11.3
Electric Utilities	10.0	9.7
Telecommunications	8.3	8.3
Healthcare	7.8	7.7
Gaming	6.8	8.0
Quality Diversification (% of fund's net assets)
As of October 31, 2008	As of April 30, 2008
AAA,AA,A 0.0%	AAA,AA,A 0.0%
BBB 1.9%	BBB 1.7%
BB 35.6%	BB 37.4%
B 43.1%	B 44.6%
CCC,CC,C 11.4%	CCC,CC,C 11.4%
Not Rated 0.9%	Not Rated 1.2%
Equities 0.2%	Equities 0.9%
Short-Term Investments and Net Other Assets 6.9%	Short-Term Investments and Net Other Assets 2.8%

We have used ratings from Moody's® Investors Services, Inc. Where Moody's ratings are not available, we have used S&P® ratings.
Asset Allocation (% of fund's net assets)
As of October 31, 2008 *		As of April 30, 2008 **
	Nonconvertible Bonds 85.7%		Nonconvertible Bonds 87.7%
	Convertible Bonds, Preferred Stocks 0.7%		Convertible Bonds, Preferred Stocks 1.5%
	Floating Rate Loans 6.7%		Floating Rate Loans 8.0%
	Short-Term Investments and Net Other Assets 6.9%		Short-Term Investments and Net Other Assets 2.8%
* Foreign investments	15.1%	** Foreign investments	16.2%

Annual Report

Investments October 31, 2008

Showing Percentage of Net Assets

Corporate Bonds - 86.2%
	Principal Amount	Value
Convertible Bonds - 0.5%
Energy - 0.1%
Chesapeake Energy Corp. 2.5% 5/15/37	$ 760,000	$ 471,580
Technology - 0.4%
Advanced Micro Devices, Inc. 6% 5/1/15	1,810,000	595,128
Lucent Technologies, Inc. 2.875% 6/15/25	313,000	160,081
Nortel Networks Corp.:
1.75% 4/15/12 (e)	945,000	378,000
1.75% 4/15/12	250,000	100,000
		1,233,209
TOTAL CONVERTIBLE BONDS		1,704,789
Nonconvertible Bonds - 85.7%
Aerospace - 1.1%
BE Aerospace, Inc. 8.5% 7/1/18	300,000	258,000
Bombardier, Inc.:
7.45% 5/1/34 (e)	1,364,000	954,800
8% 11/15/14 (e)	975,000	848,250
L-3 Communications Corp.:
6.125% 7/15/13	455,000	392,438
7.625% 6/15/12	440,000	404,800
Sequa Corp.:
11.75% 12/1/15 (e)	850,000	527,000
13.5% 12/1/15 pay-in-kind (e)	439,343	240,540
		3,625,828
Air Transportation - 2.5%
American Airlines, Inc. pass-thru trust certificates:
6.817% 5/23/11	2,160,000	1,555,200
6.977% 11/23/22	245,764	142,543
7.324% 4/15/11	960,000	806,400
8.608% 10/1/12	200,000	142,000
AMR Corp. 9% 8/1/12	775,000	480,500
Continental Airlines, Inc. pass-thru trust certificates:
7.566% 9/15/21	183,217	159,399
7.875% 7/2/18	170,463	98,868
8.388% 5/1/22	208,771	149,271
9.558% 9/1/19	216,347	125,481
9.798% 4/1/21	3,244,096	2,725,041
Delta Air Lines, Inc. pass-thru trust certificates:
8.021% 8/10/22	613,729	343,688
8.954% 8/10/14	900,303	504,170
Corporate Bonds - continued
	Principal Amount	Value
Nonconvertible Bonds - continued
Air Transportation - continued
Northwest Airlines, Inc. pass-thru trust certificates 8.028% 11/1/17	$ 700,000	$ 392,000
United Air Lines, Inc. pass-thru trust certificates Class B, 7.336% 7/2/19	1,194,210	668,758
		8,293,319
Automotive - 0.2%
Ford Motor Co. 7.45% 7/16/31	1,170,000	368,550
Ford Motor Credit Co. LLC 7.25% 10/25/11	405,000	245,203
Tenneco, Inc. 8.125% 11/15/15	245,000	127,400
		741,153
Broadcasting - 0.2%
Clear Channel Communications, Inc.:
5% 3/15/12	530,000	169,600
6.25% 3/15/11	425,000	191,250
Nexstar Broadcasting, Inc. 7% 1/15/14	375,000	211,875
		572,725
Building Materials - 0.7%
General Cable Corp. 7.125% 4/1/17	415,000	278,050
Nortek, Inc. 10% 12/1/13	1,815,000	1,334,025
Owens Corning 6.5% 12/1/16	215,000	160,048
Ply Gem Industries, Inc. 11.75% 6/15/13	845,000	540,800
		2,312,923
Cable TV - 4.9%
Cablevision Systems Corp.:
8% 4/15/12	1,295,000	1,103,988
8.3338% 4/1/09 (f)	1,030,000	993,950
Charter Communications Holdings I LLC:
9.92% 4/1/14	2,035,000	529,100
11.125% 1/15/14	735,000	187,425
12.125% 1/15/15 (d)	1,105,000	298,350
Charter Communications Holdings I LLC/Charter Communications Holdings I Capital Corp. 11% 10/1/15	1,885,000	848,250
Charter Communications Holdings II LLC/Charter Communications Holdings II Capital Corp. 10.25% 9/15/10	1,825,000	1,259,250
Charter Communications Operating LLC/Charter Communications Operating Capital Corp.:
8.375% 4/30/14 (e)	900,000	654,750
Corporate Bonds - continued
	Principal Amount	Value
Nonconvertible Bonds - continued
Cable TV - continued
Charter Communications Operating LLC/Charter Communications Operating Capital Corp.: - continued
10.875% 9/15/14 (e)	$ 1,345,000	$ 1,089,450
CSC Holdings, Inc.:
6.75% 4/15/12	1,040,000	894,400
7.625% 4/1/11	270,000	248,400
8.5% 6/15/15 (e)	1,400,000	1,183,000
DIRECTV Holdings LLC/DIRECTV Financing, Inc.:
6.375% 6/15/15	1,800,000	1,503,000
7.625% 5/15/16 (e)	275,000	235,813
8.375% 3/15/13	405,000	374,625
EchoStar Communications Corp.:
6.375% 10/1/11	1,020,000	905,250
7% 10/1/13	1,390,000	1,150,225
7.125% 2/1/16	965,000	769,588
Kabel Deutschland GmbH 10.625% 7/1/14	1,605,000	1,348,200
Videotron Ltd. 9.125% 4/15/18 (e)	705,000	620,400
		16,197,414
Capital Goods - 2.3%
Case Corp. 7.25% 1/15/16	605,000	450,725
Leucadia National Corp.:
7% 8/15/13	380,000	342,000
7.125% 3/15/17	2,755,000	2,451,950
RBS Global, Inc. / Rexnord Corp.:
8.875% 9/1/16	410,000	268,550
9.5% 8/1/14	250,000	175,000
11.75% 8/1/16	410,000	268,550
Sensus Metering Systems, Inc. 8.625% 12/15/13	1,180,000	967,600
Terex Corp. 8% 11/15/17	3,625,000	2,700,625
		7,625,000
Chemicals - 1.9%
Chemtura Corp. 6.875% 6/1/16	1,385,000	858,700
Equistar Chemicals LP 7.55% 2/15/26	540,000	253,800
Momentive Performance Materials, Inc. 9.75% 12/1/14	3,175,000	1,762,125
Nalco Co. 7.75% 11/15/11	570,000	517,275
Nell AF Sarl 8.375% 8/15/15 (e)	800,000	288,000
NOVA Chemicals Corp.:
5.9525% 11/15/13 (f)	865,000	566,575
Corporate Bonds - continued
	Principal Amount	Value
Nonconvertible Bonds - continued
Chemicals - continued
NOVA Chemicals Corp.: - continued
6.5% 1/15/12	$ 1,860,000	$ 1,395,000
PolyOne Corp. 8.875% 5/1/12	820,000	635,500
		6,276,975
Consumer Products - 0.6%
Jostens Holding Corp. 0% 12/1/13 (c)	680,000	476,000
Revlon Consumer Products Corp. 9.5% 4/1/11	1,805,000	1,444,000
Riddell Bell Holdings, Inc. 8.375% 10/1/12	160,000	117,600
		2,037,600
Containers - 1.3%
Berry Plastics Corp. 9.5025% 2/15/15 (f)	810,000	607,500
BWAY Corp. 10% 10/15/10	1,580,000	1,343,000
Crown Americas LLC/Crown Americas Capital Corp. 7.75% 11/15/15	415,000	363,125
Crown Cork & Seal, Inc.:
7.375% 12/15/26	165,000	108,900
8% 4/15/23	195,000	144,300
Greif, Inc. 6.75% 2/1/17	1,890,000	1,540,350
		4,107,175
Diversified Financial Services - 0.2%
Sprint Capital Corp. 8.75% 3/15/32	795,000	520,725
Diversified Media - 1.6%
Interpublic Group of Companies, Inc.:
6.25% 11/15/14	205,000	136,325
7.25% 8/15/11	375,000	307,500
Lamar Media Corp.:
Series B, 6.625% 8/15/15	315,000	231,525
6.625% 8/15/15	610,000	448,350
LBI Media Holdings, Inc. 11% 10/15/13	1,020,000	561,000
Nielsen Finance LLC/Nielsen Finance Co.:
0% 8/1/16 (c)	1,440,000	561,600
10% 8/1/14	1,805,000	1,317,650
Quebecor Media, Inc. 7.75% 3/15/16	2,310,000	1,576,575
		5,140,525
Electric Utilities - 9.4%
AES Corp.:
7.75% 3/1/14	1,505,000	1,204,000
7.75% 10/15/15	820,000	633,450
8% 10/15/17	460,000	351,900
Corporate Bonds - continued
	Principal Amount	Value
Nonconvertible Bonds - continued
Electric Utilities - continued
Aquila, Inc. 11.875% 7/1/12 (d)(f)	$ 1,000,000	$ 920,000
Dynegy Holdings, Inc. 8.375% 5/1/16	1,580,000	1,161,300
Edison Mission Energy:
7% 5/15/17	150,000	118,688
7.2% 5/15/19	2,420,000	1,815,000
7.625% 5/15/27	1,210,000	798,600
Energy Future Holdings:
10.875% 11/1/17 (e)	3,970,000	3,096,600
11.25% 11/1/17 pay-in-kind (e)(f)	3,240,000	2,122,200
Intergen NV 9% 6/30/17 (e)	1,905,000	1,581,150
IPALCO Enterprises, Inc. 7.25% 4/1/16 (e)	835,000	701,400
Mirant Americas Generation LLC:
8.3% 5/1/11	190,000	171,950
8.5% 10/1/21	1,155,000	808,500
9.125% 5/1/31	490,000	343,000
NRG Energy, Inc.:
7.25% 2/1/14	2,605,000	2,272,863
7.375% 2/1/16	1,675,000	1,448,875
7.375% 1/15/17	2,240,000	1,836,800
NSG Holdings II, LLC 7.75% 12/15/25 (e)	3,200,000	2,688,000
Reliant Energy, Inc.:
7.625% 6/15/14	1,835,000	1,376,250
7.875% 6/15/17	420,000	315,000
Tenaska Alabama Partners LP 7% 6/30/21 (e)	1,170,705	889,736
Texas Competitive Electric Holdings Co. LLC:
Series A, 10.25% 11/1/15 (e)	2,635,000	2,055,300
Series B, 10.25% 11/1/15 (e)	1,550,000	1,209,000
10.5% 11/1/16 pay-in-kind (e)(f)	1,285,000	809,550
		30,729,112
Energy - 9.9%
Atlas Pipeline Partners LP 8.125% 12/15/15	955,000	673,275
Chaparral Energy, Inc.:
8.5% 12/1/15	880,000	431,200
8.875% 2/1/17	1,190,000	583,100
Chesapeake Energy Corp.:
6.5% 8/15/17	1,365,000	1,020,338
6.875% 1/15/16	1,040,000	816,400
7.5% 6/15/14	490,000	403,025
7.625% 7/15/13	1,850,000	1,572,500
Corporate Bonds - continued
	Principal Amount	Value
Nonconvertible Bonds - continued
Energy - continued
Compagnie Generale de Geophysique SA:
7.5% 5/15/15	$ 420,000	$ 294,000
7.75% 5/15/17	850,000	552,500
Complete Production Services, Inc. 8% 12/15/16	445,000	311,500
Connacher Oil and Gas Ltd. 10.25% 12/15/15 (e)	465,000	306,900
Dynegy Holdings, Inc. 8.75% 2/15/12	905,000	787,350
El Paso Performance-Linked Trust 7.75% 7/15/11 (e)	275,000	231,000
Energy Partners Ltd.:
9.75% 4/15/14	855,000	427,500
9.8775% 4/15/13 (f)	870,000	435,000
Forest Oil Corp.:
7.25% 6/15/19	545,000	367,875
7.75% 5/1/14	540,000	432,000
Frontier Oil Corp. 8.5% 9/15/16	1,150,000	1,000,500
Helix Energy Solutions Group, Inc. 9.5% 1/15/16 (e)	755,000	475,650
Hilcorp Energy I LP/Hilcorp Finance Co.:
7.75% 11/1/15 (e)	2,120,000	1,505,200
9% 6/1/16 (e)	1,630,000	1,189,900
Kinder Morgan Finance Co. ULC 5.35% 1/5/11	455,000	404,950
Newfield Exploration Co. 7.125% 5/15/18	765,000	535,500
OPTI Canada, Inc.:
7.875% 12/15/14	1,320,000	792,000
8.25% 12/15/14	1,755,000	1,140,750
Pan American Energy LLC 7.75% 2/9/12 (e)	1,265,000	822,250
Parker Drilling Co. 9.625% 10/1/13	880,000	734,800
Petrohawk Energy Corp.:
7.875% 6/1/15 (e)	1,035,000	701,213
9.125% 7/15/13	2,405,000	1,851,850
Petroleum Development Corp. 12% 2/15/18	1,140,000	1,003,200
Pioneer Natural Resources Co. 6.65% 3/15/17	860,000	696,600
Plains Exploration & Production Co.:
7% 3/15/17	1,530,000	1,055,700
7.75% 6/15/15	320,000	235,200
Range Resources Corp.:
6.375% 3/15/15 (Reg. S)	1,195,000	950,025
7.375% 7/15/13	2,515,000	2,112,600
SandRidge Energy, Inc.:
7.5075% 4/1/14 (f)	2,100,000	1,281,000
8.625% 4/1/15 pay-in-kind (f)	3,425,000	2,226,250
Seitel, Inc. 9.75% 2/15/14	1,620,000	1,134,000
Corporate Bonds - continued
	Principal Amount	Value
Nonconvertible Bonds - continued
Energy - continued
Tesoro Corp. 6.5% 6/1/17	$ 370,000	$ 247,900
W&T Offshore, Inc. 8.25% 6/15/14 (e)	1,245,000	871,500
		32,614,001
Environmental - 0.4%
Allied Waste North America, Inc.:
6.875% 6/1/17	725,000	623,500
7.125% 5/15/16	775,000	666,500
Browning-Ferris Industries, Inc. 7.4% 9/15/35	220,000	165,000
		1,455,000
Food and Drug Retail - 0.5%
Rite Aid Corp.:
6.875% 8/15/13	455,000	141,050
7.5% 3/1/17	555,000	351,038
9.375% 12/15/15	450,000	159,750
10.375% 7/15/16	850,000	588,625
SUPERVALU, Inc. 7.5% 11/15/14	370,000	347,800
		1,588,263
Food/Beverage/Tobacco - 2.1%
Constellation Brands, Inc.:
7.25% 9/1/16	1,264,000	1,049,120
7.25% 5/15/17	350,000	287,000
8.375% 12/15/14	1,255,000	1,129,500
Dean Foods Co.:
6.9% 10/15/17	1,395,000	990,450
7% 6/1/16	1,400,000	1,064,000
National Beef Packing Co. LLC/National Beef Finance Corp. 10.5% 8/1/11	1,110,000	943,500
Pierre Foods, Inc. 9.875% 7/15/12 (b)	1,235,000	98,800
Pilgrims Pride Corp.:
7.625% 5/1/15	490,000	171,500
8.375% 5/1/17	600,000	72,000
Smithfield Foods, Inc. 7.75% 7/1/17	1,675,000	1,046,875
		6,852,745
Gaming - 6.6%
Chukchansi Economic Development Authority:
6.3275% 11/15/12 (e)(f)	360,000	205,200
8% 11/15/13 (e)	795,000	453,150
Fontainebleau Las Vegas Holdings LLC/Fontainebleau Las Vegas Capital Corp. 10.25% 6/15/15 (e)	460,000	64,400
Corporate Bonds - continued
	Principal Amount	Value
Nonconvertible Bonds - continued
Gaming - continued
Galaxy Entertainment Finance Co. Ltd. 9.875% 12/15/12 (Reg. S)	$ 905,000	$ 298,650
Harrah's Operating Co., Inc.:
5.375% 12/15/13	365,000	73,000
5.5% 7/1/10	585,000	304,931
Mandalay Resort Group 9.375% 2/15/10	1,275,000	867,000
Mashantucket Western Pequot Tribe 8.5% 11/15/15 (e)	2,190,000	1,095,000
MGM Mirage, Inc.:
6% 10/1/09	375,000	330,000
6.625% 7/15/15	1,745,000	1,012,100
6.75% 9/1/12	4,145,000	2,528,450
6.75% 4/1/13	415,000	249,000
6.875% 4/1/16	745,000	432,100
7.625% 1/15/17	2,035,000	1,190,475
8.375% 2/1/11	935,000	537,625
Mohegan Tribal Gaming Authority:
6.125% 2/15/13	735,000	499,800
6.375% 7/15/09	580,000	504,600
7.125% 8/15/14	530,000	318,000
Park Place Entertainment Corp.:
7.875% 3/15/10	415,000	228,250
8.125% 5/15/11	895,000	317,725
Scientific Games Corp.:
6.25% 12/15/12	1,555,000	1,189,575
7.875% 6/15/16 (e)	1,165,000	891,225
Seminole Hard Rock Entertainment, Inc. 5.3188% 3/15/14 (e)(f)	1,445,000	895,900
Seneca Gaming Corp.:
Series B, 7.25% 5/1/12	1,660,000	1,079,000
7.25% 5/1/12	1,750,000	1,137,500
Snoqualmie Entertainment Authority:
6.875% 2/1/14 (e)(f)	1,365,000	880,425
9.125% 2/1/15 (e)	1,440,000	928,800
Wynn Las Vegas LLC/Wynn Las Vegas Capital Corp.:
6.625% 12/1/14	1,695,000	1,220,400
6.625% 12/1/14	2,655,000	1,958,063
		21,690,344
Healthcare - 6.5%
Bausch & Lomb, Inc. 9.875% 11/1/15 (e)	1,005,000	798,975
Corporate Bonds - continued
	Principal Amount	Value
Nonconvertible Bonds - continued
Healthcare - continued
Biomet, Inc.:
10% 10/15/17	$ 1,505,000	$ 1,369,550
10.375% 10/15/17 pay-in-kind (f)	225,000	186,750
11.625% 10/15/17	955,000	826,075
Community Health Systems, Inc. 8.875% 7/15/15	1,945,000	1,599,763
DJO Finance LLC / DJO Finance Corp. 10.875% 11/15/14	1,840,000	1,490,400
FMC Finance III SA 6.875% 7/15/17	885,000	699,150
HCA, Inc.:
6.5% 2/15/16	1,000,000	595,000
9.125% 11/15/14	2,885,000	2,488,313
9.25% 11/15/16	2,600,000	2,203,500
9.625% 11/15/16 pay-in-kind (f)	1,845,000	1,489,838
HealthSouth Corp. 10.75% 6/15/16	165,000	146,025
Omega Healthcare Investors, Inc.:
7% 4/1/14	2,840,000	2,357,200
7% 1/15/16	1,635,000	1,295,738
Service Corp. International:
6.75% 4/1/15	625,000	490,625
7.5% 4/1/27	1,720,000	1,066,400
Ventas Realty LP:
6.5% 6/1/16	665,000	545,300
6.625% 10/15/14	650,000	555,750
Viant Holdings, Inc. 10.125% 7/15/17 (e)	928,000	510,400
VWR Funding, Inc. 10.25% 7/15/15	1,010,000	606,000
		21,320,752
Homebuilding/Real Estate - 1.6%
American Real Estate Partners/American Real Estate Finance Corp.:
7.125% 2/15/13	3,225,000	2,031,750
8.125% 6/1/12	3,075,000	2,091,000
D.R. Horton, Inc. 6.5% 4/15/16	680,000	397,800
K. Hovnanian Enterprises, Inc.:
6.375% 12/15/14	425,000	123,250
8.875% 4/1/12	255,000	99,450
11.5% 5/1/13 (e)	70,000	57,050
KB Home 6.375% 8/15/11	305,000	240,950
Pulte Homes, Inc. 5.25% 1/15/14	380,000	250,800
		5,292,050
Corporate Bonds - continued
	Principal Amount	Value
Nonconvertible Bonds - continued
Hotels - 0.6%
Host Hotels & Resorts LP 6.875% 11/1/14	$ 225,000	$ 166,500
Host Marriott LP 7.125% 11/1/13	2,415,000	1,865,588
		2,032,088
Leisure - 2.4%
Royal Caribbean Cruises Ltd. yankee:
7% 6/15/13	3,365,000	2,338,675
7.25% 6/15/16	590,000	380,550
7.5% 10/15/27	1,680,000	924,000
Town Sports International Holdings, Inc. 0% 2/1/14 (c)	708,000	612,420
Universal City Development Partners Ltd./UCDP Finance, Inc. 11.75% 4/1/10	2,660,000	2,074,800
Universal City Florida Holding Co. I/II:
7.5506% 5/1/10 (f)	2,180,000	1,526,000
8.375% 5/1/10	225,000	157,500
		8,013,945
Metals/Mining - 4.0%
Arch Western Finance LLC 6.75% 7/1/13	1,015,000	847,525
Compass Minerals International, Inc. 12% 6/1/13	801,000	792,990
Drummond Co., Inc. 7.375% 2/15/16 (e)	3,090,000	1,792,200
FMG Finance Property Ltd.:
6.8106% 9/1/11 (e)(f)	1,560,000	1,107,600
10% 9/1/13 (e)	945,000	652,050
10.625% 9/1/16 (e)	1,125,000	776,250
Freeport-McMoRan Copper & Gold, Inc.:
8.25% 4/1/15	2,405,000	1,905,963
8.375% 4/1/17	920,000	715,300
Massey Energy Co. 6.875% 12/15/13	2,820,000	2,298,300
Noranda Aluminium Acquisition Corp. 6.8275% 5/15/15 pay-in-kind (f)	1,355,000	745,250
Vedanta Resources PLC 6.625% 2/22/10 (e)	2,055,000	1,520,700
		13,154,128
Paper - 1.7%
Catalyst Paper Corp. 8.625% 6/15/11	575,000	339,250
Domtar Corp.:
5.375% 12/1/13	425,000	327,250
7.125% 8/15/15	585,000	479,700
Georgia-Pacific Corp.:
7% 1/15/15 (e)	3,145,000	2,295,850
8.875% 5/15/31	945,000	614,250
Corporate Bonds - continued
	Principal Amount	Value
Nonconvertible Bonds - continued
Paper - continued
Graphic Packaging International, Inc. 8.5% 8/15/11	$ 595,000	$ 476,000
Jefferson Smurfit Corp. U.S. 7.5% 6/1/13	870,000	426,300
Rock-Tenn Co. 9.25% 3/15/16 (e)	380,000	336,300
Stone Container Corp. 8.375% 7/1/12	225,000	114,750
Stone Container Finance Co. 7.375% 7/15/14	390,000	195,000
		5,604,650
Publishing/Printing - 0.9%
Scholastic Corp. 5% 4/15/13	1,035,000	786,600
The Reader's Digest Association, Inc. 9% 2/15/17	1,245,000	373,500
TL Acquisitions, Inc.:
0% 7/15/15 (c)(e)	810,000	396,900
10.5% 1/15/15 (e)	2,400,000	1,428,000
		2,985,000
Railroad - 0.2%
Kansas City Southern Railway Co. 8% 6/1/15	595,000	489,388
Restaurants - 0.8%
Carrols Corp. 9% 1/15/13	1,630,000	945,400
Landry's Restaurants, Inc. 9.5% 12/15/14	1,775,000	1,597,500
		2,542,900
Services - 3.7%
ARAMARK Corp.:
6.3006% 2/1/15 (f)	2,555,000	1,826,825
8.5% 2/1/15	1,315,000	1,114,463
Ashtead Capital, Inc. 9% 8/15/16 (e)	1,200,000	756,000
Avis Budget Car Rental LLC/Avis Budget Finance, Inc.:
5.3044% 5/15/14 (f)	120,000	40,800
7.625% 5/15/14	835,000	283,900
7.75% 5/15/16	975,000	331,500
Corrections Corp. of America 6.25% 3/15/13	180,000	155,250
FTI Consulting, Inc. 7.625% 6/15/13	2,425,000	2,318,906
Hertz Corp.:
8.875% 1/1/14	545,000	397,850
10.5% 1/1/16	610,000	364,475
Iron Mountain, Inc.:
6.625% 1/1/16	600,000	480,000
7.75% 1/15/15	1,030,000	885,800
8% 6/15/20	425,000	329,375
8.625% 4/1/13	1,110,000	1,012,875
JohnsonDiversey Holdings, Inc. 10.67% 5/15/13	290,000	261,000
Corporate Bonds - continued
	Principal Amount	Value
Nonconvertible Bonds - continued
Services - continued
JohnsonDiversey, Inc. 9.625% 5/15/12	$ 125,000	$ 111,250
Penhall International Corp. 12% 8/1/14 (e)	240,000	108,000
Rental Service Corp. 9.5% 12/1/14	825,000	495,000
United Rentals North America, Inc. 7.75% 11/15/13	150,000	92,250
US Investigations Services, Inc.:
10.5% 11/1/15 (e)	745,000	573,650
11.75% 5/1/16 (e)	570,000	364,800
		12,303,969
Shipping - 1.6%
Navios Maritime Holdings, Inc. 9.5% 12/15/14	1,455,000	843,900
Ship Finance International Ltd. 8.5% 12/15/13	3,995,000	3,235,938
Teekay Corp. 8.875% 7/15/11	1,460,000	1,314,000
		5,393,838
Specialty Retailing - 0.3%
Michaels Stores, Inc. 10% 11/1/14	410,000	184,500
Sally Holdings LLC:
9.25% 11/15/14	820,000	643,700
10.5% 11/15/16	245,000	184,975
		1,013,175
Steels - 1.4%
Evraz Group SA:
8.875% 4/24/13 (e)	785,000	333,625
9.5% 4/24/18 (e)	440,000	176,000
RathGibson, Inc. 11.25% 2/15/14	1,710,000	1,154,250
Steel Dynamics, Inc.:
6.75% 4/1/15	3,060,000	1,958,400
7.375% 11/1/12	1,125,000	826,875
		4,449,150
Super Retail - 1.4%
AutoNation, Inc. 7% 4/15/14	760,000	490,200
GSC Holdings Corp./Gamestop, Inc. 8% 10/1/12	270,000	248,400
NBC Acquisition Corp. 11% 3/15/13	1,835,000	1,266,150
Nebraska Book Co., Inc. 8.625% 3/15/12	1,055,000	743,775
Sonic Automotive, Inc. 8.625% 8/15/13	415,000	186,750
Toys 'R' US, Inc.:
7.375% 10/15/18	170,000	88,400
7.625% 8/1/11	2,270,000	1,589,000
		4,612,675
Corporate Bonds - continued
	Principal Amount	Value
Nonconvertible Bonds - continued
Technology - 3.7%
Amkor Technology, Inc. 9.25% 6/1/16	$ 485,000	$ 283,725
Celestica, Inc. 7.875% 7/1/11	1,435,000	1,277,150
Flextronics International Ltd.:
6.25% 11/15/14	335,000	251,250
6.5% 5/15/13	125,000	97,500
Freescale Semiconductor, Inc.:
6.6938% 12/15/14 (f)	1,045,000	393,234
8.875% 12/15/14	1,130,000	495,844
9.125% 12/15/14 pay-in-kind (f)	430,000	154,800
10.125% 12/15/16	515,000	198,275
Jabil Circuit, Inc. 8.25% 3/15/18	660,000	547,800
Lucent Technologies, Inc.:
6.45% 3/15/29	2,500,000	1,275,000
6.5% 1/15/28	1,065,000	543,150
Nortel Networks Corp.:
9.0025% 7/15/11 (f)	1,715,000	921,813
10.125% 7/15/13	695,000	368,350
NXP BV 7.5025% 10/15/13 (f)	1,140,000	501,600
Seagate Technology HDD Holdings 6.8% 10/1/16	1,065,000	745,500
SS&C Technologies, Inc. 11.75% 12/1/13	55,000	52,250
SunGard Data Systems, Inc.:
9.125% 8/15/13	595,000	493,850
10.25% 8/15/15	595,000	422,450
Xerox Capital Trust I 8% 2/1/27	4,085,000	3,037,422
		12,060,963
Telecommunications - 8.1%
Cincinnati Bell, Inc. 8.375% 1/15/14	1,990,000	1,422,850
Citizens Communications Co.:
6.25% 1/15/13	780,000	641,550
9% 8/15/31	375,000	202,500
Cricket Communications, Inc. 10% 7/15/15 (e)	1,270,000	1,066,800
Digicel Group Ltd.:
8.875% 1/15/15 (e)	1,725,000	966,000
9.125% 1/15/15 pay-in-kind (e)(f)	1,055,000	590,800
9.25% 9/1/12 (e)	2,360,000	1,864,400
Intelsat Jackson Holdings Ltd.:
9.5% 6/15/16 (e)	3,090,000	2,595,600
11.5% 6/15/16 (e)	460,000	386,400
Intelsat Ltd.:
6.5% 11/1/13	3,120,000	1,560,000
Corporate Bonds - continued
	Principal Amount	Value
Nonconvertible Bonds - continued
Telecommunications - continued
Intelsat Ltd.: - continued
7.625% 4/15/12	$ 2,090,000	$ 1,295,800
Intelsat Subsidiary Holding Co. Ltd. 8.875% 1/15/15 (e)	2,450,000	2,064,125
Level 3 Financing, Inc.:
6.845% 2/15/15 (f)	1,365,000	586,950
8.75% 2/15/17	935,000	444,125
9.25% 11/1/14	820,000	451,000
Mobile Telesystems Finance SA 8% 1/28/12 (e)	1,301,000	832,640
Nextel Communications, Inc.:
6.875% 10/31/13	1,110,000	632,700
7.375% 8/1/15	580,000	319,000
Orascom Telecom Finance SCA 7.875% 2/8/14 (e)	2,385,000	1,264,050
Qwest Communications International, Inc. 7.5% 2/15/14	385,000	288,750
Qwest Corp.:
6.0688% 6/15/13 (f)	2,450,000	1,788,500
7.5% 10/1/14	760,000	577,600
7.625% 6/15/15	120,000	92,400
Sprint Capital Corp. 6.875% 11/15/28	1,105,000	646,425
Sprint Nextel Corp. 6% 12/1/16	175,000	121,188
Time Warner Telecom Holdings, Inc. 9.25% 2/15/14	885,000	716,850
U.S. West Communications:
6.875% 9/15/33	905,000	561,100
7.5% 6/15/23	495,000	346,500
Vimpel Communications:
8.375% 4/30/13 (Issued by VIP Finance Ireland Ltd. for Vimpel Communications) (e)	3,100,000	1,829,000
9.125% 4/30/18 (Issued by VIP Finance Ireland Ltd. for Vimpel Communications) (e)	685,000	342,500
		26,498,103
Textiles & Apparel - 0.4%
Hanesbrands, Inc. 6.5081% 12/15/14 (e)(f)	1,155,000	785,400
Corporate Bonds - continued
	Principal Amount	Value
Nonconvertible Bonds - continued
Textiles & Apparel - continued
Levi Strauss & Co.:
8.875% 4/1/16	$ 505,000	$ 325,725
9.75% 1/15/15	185,000	138,750
		1,249,875
TOTAL NONCONVERTIBLE BONDS		281,397,476
TOTAL CORPORATE BONDS (Cost $396,387,519)		283,102,265
Convertible Preferred Stocks - 0.2%
Shares
Electric Utilities - 0.2%
AES Trust III 6.75% (Cost $1,134,424)	23,000	692,760
Floating Rate Loans - 6.7%
	Principal Amount
Air Transportation - 0.1%
United Air Lines, Inc. Tranche B, term loan 5.6529% 2/1/14 (f)	$ 561,034	319,789
Automotive - 0.4%
Federal-Mogul Corp.:
Tranche B, term loan 5.2448% 12/27/14 (f)	919,729	505,851
Tranche C, term loan 6.0509% 12/27/15 (f)	712,051	391,628
General Motors Corp. term loan 5.795% 11/29/13 (f)	585,000	333,450
		1,230,929
Cable TV - 1.1%
Charter Communications Operating LLC Tranche B 1LN, term loan 5.3133% 3/6/14 (f)	1,106,638	818,912
CSC Holdings, Inc. Tranche B, term loan 4.5688% 3/31/13 (f)	1,859,066	1,617,388
Insight Midwest Holdings LLC Tranche B, term loan 5.93% 4/6/14 (f)	1,550,000	1,224,500
		3,660,800
Floating Rate Loans - continued
	Principal Amount	Value
Capital Goods - 0.4%
Dresser, Inc.:
Tranche 2LN, term loan 8.5569% 5/4/15 pay-in-kind (f)	$ 2,250,000	$ 1,350,000
Tranche B 1LN, term loan 5.0704% 5/4/14 (f)	164,998	117,149
		1,467,149
Containers - 0.4%
Anchor Glass Container Corp. term loan 7.5872% 6/20/14 (f)	1,513,143	1,255,909
Electric Utilities - 0.4%
Ashmore Energy International:
Revolving Credit-Linked Deposit 6.7662% 3/30/12 (f)	250,608	157,883
term loan 6.7619% 3/30/14 (f)	1,807,240	1,138,561
		1,296,444
Entertainment/Film - 0.3%
Zuffa LLC term loan 5.8125% 6/19/15 (f)	1,856,747	928,374
Gaming - 0.2%
Fantasy Springs Resort Casino term loan 10.3106% 8/6/12 (f)	1,200,000	780,000
Healthcare - 1.3%
Community Health Systems, Inc.:
term loan 5.1611% 7/25/14 (f)	2,753,885	2,230,647
Tranche DD, term loan 7/25/14 (g)	140,890	114,121
HCA, Inc. Tranche B, term loan 6.0119% 11/17/13 (f)	1,568,030	1,297,545
PTS Acquisition Corp. term loan 6.0119% 4/10/14 (f)	1,032,798	645,499
		4,287,812
Homebuilding/Real Estate - 0.0%
Realogy Corp.:
Credit-Linked Deposit 6.9263% 10/10/13 (f)	18,030	11,359
Tranche B, term loan 6% 10/10/13 (f)	66,970	42,191
		53,550
Paper - 0.5%
Georgia-Pacific Corp. Tranche B1, term loan 4.6523% 12/21/12 (f)	1,910,412	1,595,194
Restaurants - 0.1%
OSI Restaurant Partners, Inc.:
Credit-Linked Deposit 5.0688% 6/14/13 (f)	23,229	11,615
term loan 5.25% 6/14/14 (f)	290,406	145,203
		156,818
Floating Rate Loans - continued
	Principal Amount	Value
Services - 0.1%
Penhall International Corp. term loan 12.2875% 4/1/12 pay-in-kind (f)	$ 952,974	$ 381,190
Technology - 0.8%
Flextronics International Ltd.:
Tranche B-A, term loan 6.1554% 10/1/14 (f)	376,015	278,251
Tranche B-A1, term loan 7.0688% 10/1/14 (f)	57,890	42,838
Kronos, Inc.:
Tranche 1LN, term loan 6.0119% 6/11/14 (f)	1,274,464	828,402
Tranche 2LN, term loan 9.5119% 6/11/15 (f)	1,250,000	875,000
SS&C Technologies, Inc. term loan 5.7312% 11/23/12 (f)	618,243	463,682
		2,488,173
Telecommunications - 0.2%
Digicel International Finance Ltd. term loan 6.3125% 3/30/12 (f)	820,000	598,600
Textiles & Apparel - 0.4%
Hanesbrands, Inc.:
term loan 7.2663% 3/5/14 (f)	120,000	96,000
Tranche B 1LN, term loan 5.1731% 9/5/13 (f)	435,000	378,450
Levi Strauss & Co. term loan 6.7625% 4/4/14 (f)	1,375,000	921,250
		1,395,700
TOTAL FLOATING RATE LOANS (Cost $29,971,097)		21,896,431
Money Market Funds - 4.4%
	Shares
Fidelity Cash Central Fund, 1.81% (a) (Cost $14,488,413)	14,488,413	14,488,413
TOTAL INVESTMENT PORTFOLIO - 97.5% (Cost $441,981,453)		320,179,869
NET OTHER ASSETS - 2.5%		8,113,859
NET ASSETS - 100%		$ 328,293,728
Legend

(a) Affiliated fund that is available only to investment companies and other accounts managed by Fidelity Investments. The rate quoted is the annualized seven-day yield of the fund at period end. A complete unaudited listing of the fund's holdings as of its most recent quarter end is available upon request.

(b) Non-income producing - Issuer is in default.
(c) Security initially issued in zero coupon form which converts to coupon form at a specified rate and date. The rate shown is the rate at period end.
(d) Security initially issued at one coupon which converts to a higher coupon at a specified date. The rate shown is the rate at period end.

(e) Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At the end of the period, the value of these securities amounted to $62,262,717 or 19.0% of net assets.

(f) The coupon rate shown on floating or adjustable rate securities represents the rate at period end.

(g) Position represents an unfunded loan commitment. At period end, the total principal amount and market value of unfunded commitments totaled $140,890 and $114,121, respectively. The coupon rate will be determined at time of settlement.

Affiliated Central Funds
Information regarding fiscal year to date income earned by the Fund from investments in Fidelity Central Funds is as follows:
Fund	Income earned
Fidelity Cash Central Fund	$ 725,769
Other Information
Distribution of investments by country of issue, as a percentage of total net assets, is as follows: (Unaudited)
United States of America	84.9%
Bermuda	4.5%
Canada	3.6%
Luxembourg	1.9%
Liberia	1.1%
Others (individually less than 1%)	4.0%
100.0%
Income Tax Information
At October 31, 2008, the fund had a capital loss carryforward of approximately $17,559,932 all of which will expire on October 31, 2016.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Statements

Statement of Assets and Liabilities

	October 31, 2008
Assets
Investment in securities, at value - See accompanying schedule: Unaffiliated issuers (cost $427,493,040)	$ 305,691,456
Fidelity Central Funds (cost $14,488,413)	14,488,413
Total Investments (cost $441,981,453)		$ 320,179,869
Cash		158,981
Receivable for investments sold		1,558,124
Receivable for fund shares sold		723,729
Interest receivable		9,479,311
Distributions receivable from Fidelity Central Funds		23,400
Prepaid expenses		132
Receivable from investment adviser for expense reductions		28,122
Other receivables		423
Total assets		332,152,091

Liabilities
Payable for investments purchased	$ 2,331,023
Payable for fund shares redeemed	715,125
Distributions payable	419,618
Accrued management fee	166,487
Distribution fees payable	74,876
Other affiliated payables	95,986
Other payables and accrued expenses	55,248
Total liabilities		3,858,363

Net Assets		$ 328,293,728
Net Assets consist of:
Paid in capital		$ 465,467,811
Undistributed net investment income		2,453,595
Accumulated undistributed net realized gain (loss) on investments		(17,816,606)
Net unrealized appreciation (depreciation) on investments		(121,811,072)
Net Assets		$ 328,293,728

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Statements - continued

Statement of Assets and Liabilities - continued

October 31, 2008
Calculation of Maximum Offering Price Class A: Net Asset Value and redemption price per share ($89,571,052 ÷ 13,813,795 shares)	$ 6.48

Maximum offering price per share (100/96.00 of $6.48)	$ 6.75
Class T: Net Asset Value and redemption price per share ($43,018,341 ÷ 6,642,384 shares)	$ 6.48

Maximum offering price per share (100/96.00 of $6.48)	$ 6.75
Class B: Net Asset Value and offering price per share ($21,429,205 ÷ 3,311,302 shares)A	$ 6.47

Class C: Net Asset Value and offering price per share ($30,619,387 ÷ 4,730,861 shares)A	$ 6.47

Institutional Class: Net Asset Value, offering price and redemption price per share ($143,655,743 ÷ 22,128,560 shares)	$ 6.49

A Redemption price per share is equal to net asset value less any applicable contingent deferred sales charge.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Statement of Operations

	Year ended October 31, 2008
Investment Income
Dividends		$ 697,483
Interest		37,245,084
Income from Fidelity Central Funds		725,769
Total income		38,668,336

Expenses
Management fee	$ 2,499,987
Transfer agent fees	1,060,796
Distribution fees	1,162,931
Accounting fees and expenses	183,528
Custodian fees and expenses	16,332
Independent trustees' compensation	1,944
Registration fees	79,056
Audit	61,219
Legal	6,269
Miscellaneous	73,902
Total expenses before reductions	5,145,964
Expense reductions	(235,412)	4,910,552
Net investment income		33,757,784
Realized and Unrealized Gain (Loss) Net realized gain (loss) on:
Investment securities:
Unaffiliated issuers		(18,100,019)
Change in net unrealized appreciation (depreciation) on investment securities		(117,712,813)
Net gain (loss)		(135,812,832)
Net increase (decrease) in net assets resulting from operations		$ (102,055,048)

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Statements - continued

Statement of Changes in Net Assets

	Year ended October 31, 2008	Year ended October 31, 2007
Increase (Decrease) in Net Assets
Operations
Net investment income	$ 33,757,784	$ 35,725,986
Net realized gain (loss)	(18,100,019)	3,994,754
Change in net unrealized appreciation (depreciation)	(117,712,813)	(9,671,363)
Net increase (decrease) in net assets resulting from operations	(102,055,048)	30,049,377
Distributions to shareholders from net investment income	(32,372,651)	(35,953,402)
Distributions to shareholders from net realized gain	(3,076,324)	(2,796,940)
Total distributions	(35,448,975)	(38,750,342)
Share transactions - net increase (decrease)	(721,027)	(36,444,831)
Redemption fees	80,195	67,957
Total increase (decrease) in net assets	(138,144,855)	(45,077,839)

Net Assets
Beginning of period	466,438,583	511,516,422
End of period (including undistributed net investment income of $2,453,595 and undistributed net investment income of $1,534,434, respectively)	$ 328,293,728	$ 466,438,583

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Class A

Years ended October 31,

2008

2007

2006

2005

2004

Selected Per-Share Data
Net asset value, beginning of period	$ 9.13	$ 9.26	$ 9.15	$ 9.59	$ 9.33
Income from Investment Operations
Net investment income C	.645	.661	.634	.615	.675
Net realized and unrealized gain (loss)	(2.616)	(.078)	.214	(.288)	.267
Total from investment operations	(1.971)	.583	.848	.327	.942
Distributions from net investment income	(.621)	(.664)	(.613)	(.629)	(.683)
Distributions from net realized gain	(.060)	(.050)	(.135)	(.140)	-
Total distributions	(.681)	(.714)	(.748)	(.769)	(.683)
Redemption fees added to paid in capital C	.002	.001	.010	.002	.001
Net asset value, end of period	$ 6.48	$ 9.13	$ 9.26	$ 9.15	$ 9.59
Total Return A,B	(23.03)%	6.46%	9.82%	3.53%	10.50%
Ratios to Average Net Assets D,F
Expenses before reductions	1.12%	1.04%	1.01%	1.02%	1.01%
Expenses net of fee waivers, if any	1.10%	1.04%	1.00%	1.00%	1.00%
Expenses net of all reductions	1.10%	1.03%	1.00%	1.00%	1.00%
Net investment income	7.65%	7.11%	6.95%	6.58%	7.21%
Supplemental Data
Net assets, end of period (000 omitted)	$ 89,571	$ 110,703	$ 130,666	$ 115,345	$ 94,349
Portfolio turnover rate E	62%	69%	72%	115%	126%

A Total returns would have been lower had certain expenses not been reduced during the periods shown.

B Total returns do not include the effect of the sales charges.

C Calculated based on average shares outstanding during the period.

D Fees and expenses of the underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

E Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

F Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Class T

Years ended October 31,

2008

2007

2006

2005

2004

Selected Per-Share Data
Net asset value, beginning of period	$ 9.12	$ 9.25	$ 9.14	$ 9.58	$ 9.33
Income from Investment Operations
Net investment income C	.645	.654	.624	.607	.668
Net realized and unrealized gain (loss)	(2.606)	(.077)	.215	(.289)	.255
Total from investment operations	(1.961)	.577	.839	.318	.923
Distributions from net investment income	(.621)	(.658)	(.604)	(.620)	(.674)
Distributions from net realized gain	(.060)	(.050)	(.135)	(.140)	-
Total distributions	(.681)	(.708)	(.739)	(.760)	(.674)
Redemption fees added to paid in capital C	.002	.001	.010	.002	.001
Net asset value, end of period	$ 6.48	$ 9.12	$ 9.25	$ 9.14	$ 9.58
Total Return A,B	(22.94)%	6.40%	9.73%	3.43%	10.29%
Ratios to Average Net Assets D,F
Expenses before reductions	1.19%	1.15%	1.18%	1.19%	1.19%
Expenses net of fee waivers, if any	1.10%	1.10%	1.10%	1.10%	1.10%
Expenses net of all reductions	1.10%	1.10%	1.10%	1.10%	1.10%
Net investment income	7.65%	7.04%	6.85%	6.49%	7.11%
Supplemental Data
Net assets, end of period (000 omitted)	$ 43,018	$ 57,798	$ 68,487	$ 69,091	$ 91,707
Portfolio turnover rate E	62%	69%	72%	115%	126%

A Total returns would have been lower had certain expenses not been reduced during the periods shown.

B Total returns do not include the effect of the sales charges.

C Calculated based on average shares outstanding during the period.

D Fees and expenses of the underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

E Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

F Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.
See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Class B

Years ended October 31,

2008

2007

2006

2005

2004

Selected Per-Share Data
Net asset value, beginning of period	$ 9.11	$ 9.25	$ 9.14	$ 9.57	$ 9.32
Income from Investment Operations
Net investment income C	.593	.593	.565	.546	.606
Net realized and unrealized gain (loss)	(2.609)	(.086)	.215	(.279)	.256
Total from investment operations	(2.016)	.507	.780	.267	.862
Distributions from net investment income	(.566)	(.598)	(.545)	(.559)	(.613)
Distributions from net realized gain	(.060)	(.050)	(.135)	(.140)	-
Total distributions	(.626)	(.648)	(.680)	(.699)	(.613)
Redemption fees added to paid in capital C	.002	.001	.010	.002	.001
Net asset value, end of period	$ 6.47	$ 9.11	$ 9.25	$ 9.14	$ 9.57
Total Return A,B	(23.47)%	5.61%	9.03%	2.87%	9.58%
Ratios to Average Net Assets D,F
Expenses before reductions	1.82%	1.79%	1.81%	1.81%	1.80%
Expenses net of fee waivers, if any	1.75%	1.75%	1.75%	1.75%	1.75%
Expenses net of all reductions	1.75%	1.75%	1.75%	1.75%	1.75%
Net investment income	7.00%	6.39%	6.20%	5.84%	6.46%
Supplemental Data
Net assets, end of period (000 omitted)	$ 21,429	$ 41,049	$ 51,362	$ 64,804	$ 79,997
Portfolio turnover rate E	62%	69%	72%	115%	126%

A Total returns would have been lower had certain expenses not been reduced during the periods shown.

B Total returns do not include the effect of the contingent deferred sales charge.

C Calculated based on average shares outstanding during the period.

D Fees and expenses of the underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

E Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

F Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Class C

Years ended October 31,

2008

2007

2006

2005

2004

Selected Per-Share Data
Net asset value, beginning of period	$ 9.11	$ 9.25	$ 9.14	$ 9.57	$ 9.32
Income from Investment Operations
Net investment income C	.583	.584	.556	.536	.597
Net realized and unrealized gain (loss)	(2.608)	(.085)	.215	(.278)	.256
Total from investment operations	(2.025)	.499	.771	.258	.853
Distributions from net investment income	(.557)	(.590)	(.536)	(.550)	(.604)
Distributions from net realized gain	(.060)	(.050)	(.135)	(.140)	-
Total distributions	(.617)	(.640)	(.671)	(.690)	(.604)
Redemption fees added to paid in capital C	.002	.001	.010	.002	.001
Net asset value, end of period	$ 6.47	$ 9.11	$ 9.25	$ 9.14	$ 9.57
Total Return A,B	(23.54)%	5.51%	8.92%	2.77%	9.47%
Ratios to Average Net Assets D, F
Expenses before reductions	1.86%	1.84%	1.86%	1.87%	1.87%
Expenses net of fee waivers, if any	1.85%	1.84%	1.85%	1.85%	1.85%
Expenses net of all reductions	1.85%	1.84%	1.85%	1.85%	1.85%
Net investment income	6.90%	6.30%	6.10%	5.74%	6.36%
Supplemental Data
Net assets, end of period (000 omitted)	$ 30,619	$ 50,700	$ 52,796	$ 56,036	$ 64,187
Portfolio turnover rate E	62%	69%	72%	115%	126%

A Total returns would have been lower had certain expenses not been reduced during the periods shown.

B Total returns do not include the effect of the contingent deferred sales charge.

C Calculated based on average shares outstanding during the period.

D Fees and expenses of the underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

E Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

F Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Institutional Class

Years ended October 31,

2008

2007

2006

2005

2004

Selected Per-Share Data
Net asset value, beginning of period	$ 9.14	$ 9.27	$ 9.16	$ 9.60	$ 9.34
Income from Investment Operations
Net investment income B	.669	.678	.648	.630	.690
Net realized and unrealized gain (loss)	(2.619)	(.078)	.214	(.289)	.267
Total from investment operations	(1.950)	.600	.862	.341	.957
Distributions from net investment income	(.642)	(.681)	(.627)	(.643)	(.698)
Distributions from net realized gain	(.060)	(.050)	(.135)	(.140)	-
Total distributions	(.702)	(.731)	(.762)	(.783)	(.698)
Redemption fees added to paid in capital B	.002	.001	.010	.002	.001
Net asset value, end of period	$ 6.49	$ 9.14	$ 9.27	$ 9.16	$ 9.60
Total Return A	(22.81)%	6.65%	9.98%	3.68%	10.66%
Ratios to Average Net Assets C,E
Expenses before reductions	.92%	.90%	.91%	.91%	.90%
Expenses net of fee waivers, if any	.85%	.85%	.85%	.85%	.85%
Expenses net of all reductions	.85%	.85%	.85%	.85%	.85%
Net investment income	7.90%	7.29%	7.10%	6.73%	7.36%
Supplemental Data
Net assets, end of period (000 omitted)	$ 143,656	$ 206,188	$ 208,205	$ 200,804	$ 171,625
Portfolio turnover rate D	62%	69%	72%	115%	126%

A Total returns would have been lower had certain expenses not been reduced during the periods shown.

B Calculated based on average shares outstanding during the period.

C Fees and expenses of the underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

D Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

E Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Notes to Financial Statements

For the period ended October 31, 2008

1. Organization.

Fidelity Advisor High Income Fund (the Fund) is a fund of Fidelity Advisor Series I (the trust) and is authorized to issue an unlimited number of shares. The trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Massachusetts business trust. The Fund offers Class A, Class T, Class B, Class C, and Institutional Class shares, each of which has equal rights as to assets and voting privileges. Each class has exclusive voting rights with respect to matters that affect that class. Class B shares will automatically convert to Class A shares after a holding period of seven years from the initial date of purchase. Investment income, realized and unrealized capital gains and losses, the common expenses of the Fund, and certain fund-level expense reductions, if any, are allocated on a pro rata basis to each class based on the relative net assets of each class to the total net assets of the Fund. Each class differs with respect to transfer agent and distribution and service plan fees incurred. Certain expense reductions also differ by class.

2. Investments in Fidelity Central Funds.

The Fund may invest in Fidelity Central Funds, which are open-end investment companies available only to other investment companies and accounts managed by Fidelity Management & Research Company (FMR) and its affiliates. The Fund's Schedule of Investments lists each of the Fidelity Central Funds held as of period end, if any, as an investment of the Fund, but does not include the underlying holdings of each Fidelity Central Fund. As an Investing Fund, the Fund indirectly bears its proportionate share of the expenses of the underlying Fidelity Central Funds.

The Money Market Central Funds seek preservation of capital and current income and are managed by Fidelity Investments Money Management, Inc. (FIMM), an affiliate of FMR.

A complete unaudited list of holdings for each Fidelity Central Fund is available upon request or at the SEC's web site at www.sec.gov. In addition, the financial statements of the Fidelity Central Funds, which are not covered by the Fund's Report of Independent Registered Public Accounting Firm, are available on the SEC's web site or upon request.

3. Significant Accounting Policies.

The financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America, which require management to make certain estimates and assumptions at the date of the financial statements. Actual results could differ from those estimates. The following summarizes the significant accounting policies of the Fund:

Annual Report

Notes to Financial Statements - continued

3. Significant Accounting Policies - continued

Security Valuation. Investments are valued as of 4:00 p.m. Eastern time on the last calendar day of the period. Wherever possible, the Fund uses independent pricing services approved by the Board of Trustees to value its investments.

Debt securities, including restricted securities, are valued by independent pricing services or by dealers who make markets in such securities. Pricing services consider yield or price of bonds of comparable quality, coupon, maturity and type as well as dealer supplied prices. Equity securities, including restricted securities, for which market quotations are readily available, are valued at the last reported sale price or official closing price as reported by an independent pricing service on the primary market or exchange on which they are traded. In the event there were no sales during the day or closing prices are not available, securities are valued at the last quoted bid price. Investments in open-end mutual funds, including the Fidelity Central Funds, are valued at their closing net asset value each business day. Short-term securities with remaining maturities of sixty days or less for which quotations are not readily available are valued at amortized cost, which approximates value. Actual prices received at disposition may differ.

When current market prices or quotations are not readily available or reliable, valuations may be determined in good faith in accordance with procedures adopted by the Board of Trustees. Factors used in determining value may include significant market or security specific events, changes in interest rates and credit quality, and developments in foreign markets which are monitored by evaluating the performance of ADRs, futures contracts and exchange-traded funds. The frequency with which these procedures are used cannot be predicted and may be utilized to a significant extent. The value of securities used for net asset value (NAV) calculation under these procedures may differ from published prices for the same securities.

Investment Transactions and Income. For financial reporting purposes, the Fund's investment holdings and NAV include trades executed through the end of the last business day of the period. The NAV per share for processing shareholder transactions is calculated as of the close of business of the New York Stock Exchange (NYSE), normally 4:00 p.m. Eastern time and includes trades executed through the end of the prior business day. Gains and losses on securities sold are determined on the basis of identified cost and may include proceeds received from litigation. Dividend income is recorded on the ex-dividend date, except for certain dividends from foreign securities where the ex-dividend date may have passed, which are recorded as soon as the Fund is informed of the ex-dividend date. Non-cash dividends included in dividend income, if any, are recorded at the fair market value of the securities received. Distributions received on securities that represent a return of capital or capital gain are recorded as a reduction of cost of investments and/or as a realized gain. The Fund estimates the components of

Annual Report

3. Significant Accounting Policies - continued

Investment Transactions and Income - continued

distributions received that may be considered return of capital distributions or capital gain distributions. Interest income and distributions from the Fidelity Central Funds are accrued as earned. Interest income includes coupon interest and amortization of premium and accretion of discount on debt securities. Debt obligations may be placed on non-accrual status and related interest income may be reduced by ceasing current accruals and writing off interest receivables when the collection of all or a portion of interest has become doubtful based on consistently applied procedures. A debt obligation is removed from non-accrual status when the issuer resumes interest payments or when collectibility of interest is reasonably assured.

Expenses. Most expenses of the trust can be directly attributed to a fund. Expenses which cannot be directly attributed are apportioned among each Fund in the trust. Expense estimates are accrued in the period to which they relate and adjustments are made when actual amounts are known.

Income Tax Information and Distributions to Shareholders. Each year, the Fund intends to qualify as a regulated investment company by distributing substantially all of its taxable income and realized gains under Subchapter M of the Internal Revenue Code and filing its U.S. federal tax return. As a result, no provision for income taxes is required. The Fund is subject to the provisions of FASB Interpretation No. 48, Accounting for Uncertainties in Income Taxes (FIN 48). FIN 48 sets forth a minimum threshold for financial statement recognition of the benefit of a tax position taken or expected to be taken in a tax return. The implementation of FIN 48 did not result in any unrecognized tax benefits in the accompanying financial statements. Each of the Fund's federal tax returns for the prior three fiscal years remains subject to examination by the Internal Revenue Service (IRS).

Dividends are declared daily and paid monthly from net investment income. Distributions from realized gains, if any, are recorded on the ex-dividend date. Income dividends and capital gain distributions are declared separately for each class. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from generally accepted accounting principles.

Capital accounts within the financial statements are adjusted for permanent book-tax differences. These adjustments have no impact on net assets or the results of operations. Temporary book-tax differences will reverse in a subsequent period.

Book-tax differences are primarily due to market discount, capital loss carryforwards and losses deferred due to wash sales.

Annual Report

Notes to Financial Statements - continued

3. Significant Accounting Policies - continued

Income Tax Information and Distributions to Shareholders - continued

The tax-basis components of distributable earnings and the federal tax cost as of period end were as follows:

Unrealized appreciation	$ 114,816
Unrealized depreciation	(120,737,116)
Net unrealized appreciation (depreciation)	(120,622,300)
Undistributed ordinary income	1,088,155
Capital loss carryforward	(17,559,932)

Cost for federal income tax purposes	$ 440,802,169

The tax character of distributions paid was as follows:

	October 31, 2008	October 31, 2007
Ordinary Income	$ 32,372,651	$ 36,512,790
Long-term Capital Gains	3,076,324	2,237,552
Total	$ 35,448,975	$ 38,750,342

Short-Term Trading (Redemption) Fees. Shares held in the Fund less than 90 days were are subject to a redemption fee equal to 1.00% of the proceeds of the redeemed shares. All redemption fees, including any estimated redemption fees paid by FMR, are retained by the Fund and accounted for as an addition to paid in capital.

New Accounting Pronouncements. In September 2006, Statement of Financial Accounting Standards No. 157, Fair Value Measurements (SFAS 157), was issued and is effective for fiscal years beginning after November 15, 2007. SFAS 157 defines fair value, establishes a framework for measuring fair value and results in expanded disclosures about fair value measurements.

4. Operating Policies.

Repurchase Agreements. FMR has received an Exemptive Order from the Securities and Exchange Commission (the SEC) which permits the Fund and other affiliated entities of FMR to transfer uninvested cash balances into joint trading accounts which are then invested in repurchase agreements. The Fund may also invest directly with institutions in repurchase agreements. Repurchase agreements are collateralized by government or non-government securities. Upon settlement date, collateral is held in segregated accounts with custodian banks and may be obtained in the event of a default of the counterparty. The Fund monitors, on a daily basis, the value of the collateral to ensure it is at least equal to the principal amount of the repurchase agreement (including accrued interest). In the event of a default by the counterparty, realization of the

Annual Report

4. Operating Policies - continued

Repurchase Agreements - continued

collateral proceeds could be delayed, during which time the value of the collateral may decline.

Restricted Securities. The Fund may invest in securities that are subject to legal or contractual restrictions on resale. These securities generally may be resold in transactions exempt from registration or to the public if the securities are registered. Disposal of these securities may involve time-consuming negotiations and expense, and prompt sale at an acceptable price may be difficult. Information regarding restricted securities is included at the end of the Fund's Schedule of Investments.

Loans and Other Direct Debt Instruments. The Fund may invest in loans and loan participations, trade claims or other receivables. These investments may include standby financing commitments, including revolving credit facilities, that obligate the Fund to supply additional cash to the borrower on demand. Loan participations involve a risk of insolvency of the lending bank or other financial intermediary. The Fund may be contractually obligated to receive approval from the agent bank and/or borrower prior to the sale of these investments.

5. Purchases and Sales of Investments.

Purchases and sales of securities , other than short-term securities, aggregated $256,365,291 and $254,853,747, respectively.

6. Fees and Other Transactions with Affiliates.

Management Fee. FMR and its affiliates provide the Fund with investment management related services for which the Fund pays a monthly management fee. The management fee is the sum of an individual fund fee rate that is based on an annual rate of .45% of the Fund's average net assets and a group fee rate that averaged .12% during the period. The group fee rate is based upon the average net assets of all the mutual funds advised by FMR. The group fee rate decreases as assets under management increase and increases as assets under management decrease. For the period, the total annual management fee rate was .57% of the Fund's average net assets.

Distribution and Service Plan. In accordance with Rule 12b-1 of the 1940 Act, the Fund has adopted separate Distribution and Service Plans for each class of shares. Certain classes pay Fidelity Distributors Corporation (FDC), an affiliate of FMR, separate Distribution and Service Fees, each of which is based on an annual percentage of each class' average net assets. In addition, FDC may pay financial intermediaries for selling shares of the Fund and providing shareholder support services. For the period,

Annual Report

Notes to Financial Statements - continued

6. Fees and Other Transactions with Affiliates - continued

Distribution and Service Plan - continued

the Distribution and Service Fee rates and the total amounts paid to and retained by FDC were as follows:

	Distribution Fee	Service Fee	Paid to FDC	Retained by FDC
Class A	-%	.25%	$ 273,615	$ 10,502
Class T	-%	.25%	140,453	1,428
Class B	.65%	.25%	294,507	213,459
Class C	.75%	.25%	454,356	84,834
			$ 1,162,931	$ 310,223

Sales Load. FDC receives a front-end sales charge of up to 4.00% for selling Class A shares and Class T shares, some of which is paid to financial intermediaries for selling shares of the Fund. FDC receives the proceeds of contingent deferred sales charges levied on Class A, Class T, Class B, and Class C redemptions. These charges depend on the holding period. The deferred sales charges range from 5% to 1% for Class B, 1% for Class C, 1.00% to .50% for certain purchases of Class A shares and .25% for certain purchases of Class T shares.

For the period, sales charge amounts retained by FDC were as follows:

Retained by FDC
Class A	$ 18,504
Class T	4,156
Class B*	61,637
Class C*	6,968
$ 91,265

* When Class B and Class C shares are initially sold, FDC pays commissions from its own resources to financial intermediaries through which the sales are made.

Transfer Agent Fees. Fidelity Investments Institutional Operations Company, Inc. (FIIOC), an affiliate of FMR, is the transfer, dividend disbursing and shareholder servicing agent for each class of the Fund. FIIOC receives account fees and asset-based fees that vary according to the account size and type of account of the shareholders of the respective classes of the Fund. FIIOC pays for typesetting, printing and mailing of shareholder reports, except proxy statements.

Annual Report

6. Fees and Other Transactions with Affiliates - continued

Transfer Agent Fees - continued

For the period, the total transfer agent fees paid by each class were as follows:

	Amount	% of Average Net Assets
Class A	$ 224,301.21
Class T	156,075.28
Class B	83,601.26
Class C	91,888.20
Institutional Class	504,931.25
	$ 1,060,796

Accounting Fees. Fidelity Service Company, Inc. (FSC), an affiliate of FMR, maintains the Fund's accounting records. The fee is based on the level of average net assets for the month.

7. Committed Line of Credit.

The Fund participates with other funds managed by FMR in a $4.2 billion credit facility (the "line of credit") to be utilized for temporary or emergency purposes to fund shareholder redemptions or for other short-term liquidity purposes. The Fund has agreed to pay commitment fees on its pro rata portion of the line of credit, which amounted to $885 and is reflected in Miscellaneous Expense on the Statement of Operations. During the period, there were no borrowings on this line of credit.

8. Expense Reductions.

FMR voluntarily agreed to reimburse each class to the extent annual operating expenses exceeded certain levels of average net assets as noted in the table below. Some expenses, for example interest expense, including commitment fees, are excluded from this reimbursement.

The following classes were in reimbursement during the period:

	Expense Limitations	Reimbursement from adviser
Class A	1.10%	$ 17,405
Class T	1.10%	49,313
Class B	1.75%	21,813
Class C	1.85%	6,208
Institutional Class	.85%	129,479
		$ 224,218

Annual Report

Notes to Financial Statements - continued

8. Expense Reductions - continued

In addition, through arrangements with the Fund's custodian and each class' transfer agent, credits realized as a result of uninvested cash balances were used to reduce the Fund's expenses. During the period, these credits reduced the Fund's custody expense by $11,089. During the period, credits reduced each class' transfer agent expense as noted in the table below.

Transfer Agent expense reduction
Class A	$ 52
Class C	53
$ 105

9. Other.

The Fund's organizational documents provide former and current trustees and officers with a limited indemnification against liabilities arising in connection with the performance of their duties to the Fund. In the normal course of business, the Fund may also enter into contracts that provide general indemnifications. The Fund's maximum exposure under these arrangements is unknown as this would be dependent on future claims that may be made against the Fund. The risk of material loss from such claims is considered remote.

In December 2006, the Independent Trustees, with the assistance of independent counsel, completed an investigation regarding gifts, gratuities and business entertainment provided by certain brokers to certain individuals who were employed on FMR's domestic equity trading desk during the period 2002 to 2004. The Independent Trustees and FMR agreed that, despite the absence of proof that the Fidelity mutual funds experienced diminished execution quality as a result of the improper receipt of gifts and business entertainment, the conduct at issue was serious and was worthy of redress. Accordingly, the Independent Trustees requested, and FMR agreed to make, a payment of $42 million plus accrued interest, which equaled approximately $7.3 million, to certain Fidelity mutual funds.

In March 2008, the Trustees approved a method for allocating this payment among the funds and, in total, FMR paid the fund $3, which is recorded in the accompanying Statement of Operations.

In a related administrative order dated March 5, 2008, the U.S. Securities and Exchange Commission ("SEC") announced a settlement with FMR and FMR Co., Inc. (an affiliate of FMR) involving the SEC's regulatory rules for investment advisers and the improper receipt of gifts, gratuities and business entertainment. Without admitting or denying the SEC's findings, FMR agreed to pay an $8 million civil penalty to the United States Treasury.

Annual Report

9. Other - continued

During the period, Lehman Brothers Holdings, Inc. and certain of its affiliates (LBHI) sought protection under the insolvency laws of their jurisdictions of organization, including the United States, the United Kingdom and Japan. At the time LBHI's insolvency proceedings were instituted, the Fund had outstanding securities trades with counterparties affiliated with LBHI. As a result of the insolvency proceedings, LBHI is unable to fulfill its commitments and, in certain cases, the Fund may have terminated its trades and related agreements with the relevant entities and, where appropriate, is in the process of initiating claims for damages. FMR believes that the financial impact to the Fund relating to the terminated trades and agreements is immaterial.

10. Distributions to Shareholders.

Distributions to shareholders of each class were as follows:

Years ended October 31,	2008	2007
From net investment income
Class A	$ 8,030,841	$ 9,302,068
Class T	4,122,743	4,669,869
Class B	2,198,504	3,042,316
Class C	2,999,539	3,375,711
Institutional Class	15,021,024	15,563,438
Total	$ 32,372,651	$ 35,953,402
From net realized gain
Class A	$ 735,240	$ 717,818
Class T	375,276	372,057
Class B	262,402	273,621
Class C	323,637	287,733
Institutional Class	1,379,769	1,145,711
Total	$ 3,076,324	$ 2,796,940

Annual Report

Notes to Financial Statements - continued

11. Share Transactions.

Transactions for each class of shares were as follows:

	Shares		Dollars
Years ended October 31,	2008	2007	2008	2007
Class A
Shares sold	5,333,736	4,823,567	$ 44,749,660	$ 44,899,363
Reinvestment of distributions	831,902	872,007	6,937,182	8,089,795
Shares redeemed	(4,481,815)	(7,670,370)	(36,960,786)	(70,188,611)
Net increase (decrease)	1,683,823	(1,974,796)	$ 14,726,056	$ (17,199,453)
Class T
Shares sold	2,195,690	1,319,743	$ 18,489,876	$ 12,314,694
Reinvestment of distributions	428,476	435,214	3,575,237	4,034,667
Shares redeemed	(2,321,887)	(2,817,309)	(18,922,162)	(25,961,241)
Net increase (decrease)	302,279	(1,062,352)	$ 3,142,951	$ (9,611,880)
Class B
Shares sold	543,885	603,470	$ 4,520,569	$ 5,609,729
Reinvestment of distributions	178,263	214,017	1,498,212	1,982,494
Shares redeemed	(1,916,729)	(1,865,682)	(16,089,285)	(17,283,240)
Net increase (decrease)	(1,194,581)	(1,048,195)	$ (10,070,504)	$ (9,691,017)
Class C
Shares sold	1,624,114	1,319,230	$ 13,753,212	$ 12,243,579
Reinvestment of distributions	258,988	252,132	2,173,136	2,334,124
Shares redeemed	(2,717,087)	(1,715,151)	(22,288,170)	(15,837,856)
Net increase (decrease)	(833,985)	(143,789)	$ (6,361,822)	$ (1,260,153)
Institutional Class
Shares sold	7,592,637	7,848,485	$ 63,995,035	$ 72,659,708
Reinvestment of distributions	1,793,415	1,665,509	15,019,523	15,453,928
Shares redeemed	(9,825,313)	(9,402,619)	(81,172,266)	(86,795,964)
Net increase (decrease)	(439,261)	111,375	$ (2,157,708)	$ 1,317,672

Annual Report

Report of Independent Registered Public Accounting Firm

To the Trustees of Fidelity Advisor Series I and Shareholders of Fidelity Advisor High Income Fund:

We have audited the accompanying statement of assets and liabilities of Fidelity Advisor High Income Fund (the Fund), a fund of Fidelity Advisor Series I, including the schedule of investments, as of October 31, 2008, and the related statement of operations for the year then ended, the statement of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund's internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of October 31, 2008, by correspondence with the custodians and brokers; where replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Fidelity Advisor High Income Fund as of October 31, 2008, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and its financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

/s/ Deloitte & Touche LLP

DELOITTE & TOUCHE LLP

Boston, Massachusetts

December 23, 2008

Annual Report

Trustees and Officers

The Trustees, Member of the Advisory Board, and executive officers of the trust and fund, as applicable, are listed below. The Board of Trustees governs the fund and is responsible for protecting the interests of shareholders. The Trustees are experienced executives who meet periodically throughout the year to oversee the fund's activities, review contractual arrangements with companies that provide services to the fund, and review the fund's performance. Except for Edward C. Johnson 3d and James C. Curvey, each of the Trustees oversees 220 funds advised by FMR or an affiliate. Messrs. Johnson and Curvey oversee 379 funds advised by FMR or an affiliate.

The Trustees hold office without limit in time except that (a) any Trustee may resign; (b) any Trustee may be removed by written instrument, signed by at least two-thirds of the number of Trustees prior to such removal; (c) any Trustee who requests to be retired or who has become incapacitated by illness or injury may be retired by written instrument signed by a majority of the other Trustees; and (d) any Trustee may be removed at any special meeting of shareholders by a two-thirds vote of the outstanding voting securities of the trust. Each Trustee who is not an interested person (as defined in the 1940 Act) (Independent Trustee), shall retire not later than the last day of the calendar year in which his or her 72nd birthday occurs. The Independent Trustees may waive this mandatory retirement age policy with respect to individual Trustees. The executive officers and Advisory Board Member hold office without limit in time, except that any officer and Advisory Board Member may resign or may be removed by a vote of a majority of the Trustees at any regular meeting or any special meeting of the Trustees. Except as indicated, each individual has held the office shown or other offices in the same company for the past five years.

The fund's Statement of Additional Information (SAI) includes more information about the Trustees. To request a free copy, call Fidelity at 1-877-208-0098.

Interested Trustees*:

Correspondence intended for each Trustee who is an interested person may be sent to Fidelity Investments, 82 Devonshire Street, Boston, Massachusetts 02109.

Name, Age; Principal Occupation
Edward C. Johnson 3d (78)

Year of Election or Appointment: 1983

Mr. Johnson is Chairman of the Board of Trustees. Mr. Johnson serves as Chief Executive Officer, Chairman, and a Director of FMR LLC; Chairman and a Director of FMR; Chairman and a Director of Fidelity Research & Analysis Company (FRAC); Chairman and a Director of Fidelity Investments Money Management, Inc.; and Chairman and a Director of FMR Co., Inc. In addition, Mr. Johnson serves as Chairman and Director of FIL Limited. Previously, Mr. Johnson served as President of FMR LLC (2006-2007).

James C. Curvey (73)

Year of Election or Appointment: 2007

Mr. Curvey also serves as Trustee (2007-present) of other investment companies advised by FMR. Mr. Curvey is a Director of FMR and FMR Co., Inc. (2007-present). Mr. Curvey is also Vice Chairman (2006-
present) and Director of FMR LLC. In addition, Mr. Curvey serves as an Overseer for the Boston Symphony Orchestra and a member of the Trustees of Villanova University.

* Trustees have been determined to be "Interested Trustees" by virtue of, among other things, their affiliation with the trust or various entities under common control with FMR. FMR Corp. merged with and into FMR LLC on October 1, 2007. Any references to FMR LLC for prior periods are deemed to be references to the prior entity.

Independent Trustees:

Correspondence intended for each Independent Trustee (that is, the Trustees other than the Interested Trustees) may be sent to Fidelity Investments, P.O. Box 55235, Boston, Massachusetts 02205-5235.

Name, Age; Principal Occupation
Dennis J. Dirks (60)

Year of Election or Appointment: 2005

Prior to his retirement in May 2003, Mr. Dirks was Chief Operating Officer and a member of the Board of The Depository Trust & Clearing Corporation (DTCC) (1999-2003). He also served as President, Chief Operating Officer, and Board member of The Depository Trust Company (DTC) (1999-2003) and President and Board member of the National Securities Clearing Corporation (NSCC) (1999-2003). In addition, Mr. Dirks served as a Trustee and a member of the Finance Committee of Manhattan College (2005-2008), and as Chief Executive Officer and Board member of the Government Securities Clearing Corporation (2001-2003) and Chief Executive Officer and Board member of the Mortgage-Backed Securities Clearing Corporation (2001-2003). Mr. Dirks also serves as a Trustee and a member of the Finance Committee of AHRC of Nassau County (2006-present).

Alan J. Lacy (55)

Year of Election or Appointment: 2008

Mr. Lacy serves as Senior Adviser (2007-present) of Oak Hill Capital Partners, L.P. (a private equity firm). Mr. Lacy also served as Chief Executive Officer (2000-2005) and Vice Chairman (2005-2006) of Sears Holdings Corporation and Sears, Roebuck and Co. (retail). In addition, Mr. Lacy serves as a member of the Board of Directors of The Western Union Company (global money transfer, 2006-present) and Bristol-Myers Squibb (global pharmaceuticals, 2007-present). Mr. Lacy is a Trustee of the National Parks Conservation Association and The Field Museum of Natural History.

Ned C. Lautenbach (64)

Year of Election or Appointment: 2000

Mr. Lautenbach is Chairman of the Independent Trustees (2006-present). Mr. Lautenbach is an Advisory Partner of Clayton, Dubilier & Rice, Inc. (private equity investment firm). Previously, Mr. Lautenbach was with the International Business Machines Corporation (IBM) from 1968 until his retirement in 1998. Mr. Lautenbach serves as a Director of Eaton Corporation (diversified industrial) as well as the Philharmonic Center for the Arts in Naples, Florida. He also is a member of the Board of Trustees of Fairfield University (2005-present), as well as a member of the Council on Foreign Relations. Previously, Mr. Lautenbach served as a Director of Sony Corporation (2006-2007).

Joseph Mauriello (64)

Year of Election or Appointment: 2008

Prior to his retirement in January 2006, Mr. Mauriello served in numerous senior management positions including Deputy Chairman and Chief Operating Officer (2004-2005), and Vice Chairman of Financial Services (2002-2004) of KPMG LLP US (professional services firm, 1965-
2005). Mr. Mauriello currently serves as a member of the Board of Directors of XL Capital Ltd. (global insurance and re-insurance company, 2006-present) and of Arcadia Resources Inc. (health care services and products, 2007-present). He also served as a Director of the Hamilton Funds of the Bank of New York (2006-2007).

Cornelia M. Small (64)

Year of Election or Appointment: 2005

Ms. Small is a member of the Investment Committee, and Chair (2008-present) and a member of the Board of Trustees of Smith College. Ms. Small also serves on the Investment Committee of the Berkshire Taconic Community Foundation (2008-present). Previously, Ms. Small served as Chairperson of the Investment Committee (2002-2008) of Smith College and as Co-Chair (2000-2003) of the Annual Fund for the Fletcher School of Law and Diplomacy. In addition, she served as Chief Investment Officer, Director of Global Equity Investments, and a member of the Board of Directors of Scudder, Stevens & Clark and Scudder Kemper Investments.

William S. Stavropoulos (69)

Year of Election or Appointment: 2001

Mr. Stavropoulos is Chairman Emeritus of the Board of Directors of The Dow Chemical Company, where he previously served in numerous senior management positions, including President (1993-2000; 2002-
2003), CEO (1995-2000; 2002-2004), Chairman of the Executive Committee (2000-2006), and as a member of the Board of Directors (1990-2006). Currently, he is a Director of Teradata Corporation (data warehousing and technology solutions, 2008-present), Chemical Financial Corporation, Maersk Inc. (industrial conglomerate), Tyco International, Inc. (multinational manufacturing and services, 2007-present), and a member of the Advisory Board for Metalmark Capital (private equity investment firm, 2005-present). He is a special advisor to Clayton, Dubilier & Rice, Inc. (private equity investment). In addition, Mr. Stavropoulos is a member of the University of Notre Dame Advisory Council for the College of Science.

David M. Thomas (59)

Year of Election or Appointment: 2008

Previously, Mr. Thomas served as Executive Chairman (2005-2006) and Chairman and Chief Executive Officer (2000-2005) of IMS Health, Inc. (pharmaceutical and healthcare information solutions). In addition, Mr. Thomas serves as a member of the Board of Directors of Fortune Brands, Inc. (consumer products holding company), and Interpublic Group of Companies, Inc. (marketing communication, 2004-present).

Michael E. Wiley (58)

Year of Election or Appointment: 2008

Mr. Wiley also serves as a member of the Board of Trustees of the University of Tulsa (2000-2006; 2007-present). He serves as a Director of Tesoro Corporation (independent oil refiner and marketer, 2005-
present), and a Director of Bill Barrett Corporation (exploration and production company, 2005-present). In addition, he also serves as a Director of Post Oak Bank (privately-held bank, 2004-present). Previously, Mr. Wiley served as a Sr. Energy Advisor of Katzenbach Partners, LLC (consulting firm, 2006-2007), as an Advisory Director of Riverstone Holdings (private investment firm), Chairman, President, and CEO of Baker Hughes, Inc. (oilfield services company, 2000-2004), and as Director of Spinnaker Exploration Company (exploration and production company, 2001-2005).

Advisory Board Member and Executive Officers**:

Correspondence intended for each executive officer and Mr. Lynch may be sent to Fidelity Investments, 82 Devonshire Street, Boston, Massachusetts 02109.

Name, Age; Principal Occupation
Peter S. Lynch (64)

Year of Election or Appointment: 2003

Member of the Advisory Board of Fidelity's Equity and High Income Funds. Mr. Lynch is Vice Chairman and a Director of FMR, and Vice Chairman (2001-present) and a Director of FMR Co., Inc. Previously, Mr. Lynch served as a Trustee of the Fidelity funds (1990-2003). In addition, he serves as a Trustee of Boston College and as the Chairman of the Inner-City Scholarship Fund. Previously, Mr. Lynch served on the Special Olympics International Board of Directors (1997-2006).

Kenneth B. Robins (39)

Year of Election or Appointment: 2008

President and Treasurer of Fidelity's Equity and High Income Funds. Mr. Robins is an employee of Fidelity Investments (2004-present). Before joining Fidelity Investments, Mr. Robins worked at KPMG LLP, where he was a partner in KPMG's department of professional practice (2002-2004).

Thomas C. Hense (44)

Year of Election or Appointment: 2008

Vice President of Fidelity's High Income and Small Cap Funds. Previously, Mr. Hense served as a portfolio manager for Fidelity's Institutional Money Management Group (Pyramis) (2003-2008).

Scott C. Goebel (40)

Year of Election or Appointment: 2008

Secretary and Chief Legal Officer (CLO) of the Fidelity funds. Mr. Goebel also serves as General Counsel, Secretary, and Senior Vice President of FMR (2008-present); Deputy General Counsel of FMR LLC; Chief Legal Secretary of Fidelity Management & Research (Hong Kong) Limited (2008-present) and Assistant Secretary of Fidelity Management & Research (Japan) Inc. (2008-present). Previously, Mr. Goebel served as Assistant Secretary of the Funds (2007-2008) and as Vice President and Secretary of Fidelity Distributors Corporation (FDC) (2005-2007).

John B. McGinty, Jr. (46)

Year of Election or Appointment: 2008

Assistant Secretary of Fidelity's Equity and High Income Funds. Mr. McGinty is an employee of Fidelity Investments (2004-present). Mr. McGinty also serves as Senior Vice President, Secretary, and Chief Legal Officer of FDC (2007-present). Before joining Fidelity Investments, Mr. McGinty practiced law at Ropes & Gray, LLP.

Holly C. Laurent (54)

Year of Election or Appointment: 2008

Anti-Money Laundering (AML) Officer of the Fidelity funds. Ms. Laurent is an employee of Fidelity Investments. Previously, Ms. Laurent was Senior Vice President and Head of Legal for Fidelity Business Services India Pvt. Ltd. (2006-2008), Senior Vice President, Deputy General Counsel and Group Head for FMR LLC (2005-2006).

Christine Reynolds (50)

Year of Election or Appointment: 2008

Chief Financial Officer of the Fidelity funds. Ms. Reynolds became President of Fidelity Pricing and Cash Management Services (FPCMS) in August 2008. She served as Chief Operating Officer of FPCMS from 2007 through July 2008. Previously, Ms. Reynolds served as President, Treasurer, and Anti-Money Laundering officer of the Fidelity funds (2004-2007). Before joining Fidelity Investments, Ms. Reynolds worked at PricewaterhouseCoopers LLP (PwC) (1980-2002), where she was an audit partner with PwC's investment management practice.

Kenneth A. Rathgeber (61)

Year of Election or Appointment: 2004

Chief Compliance Officer of Fidelity's Equity and High Income Funds. Mr. Rathgeber is Chief Compliance Officer of Fidelity Management & Research (Hong Kong) Limited (2008-present), Fidelity Management & Research (Japan) Inc. (2008-present), FMR (2005-present), FMR Co., Inc. (2005-present), Fidelity Management & Research (U.K.) Inc. (2005-
present), Fidelity Research & Analysis Company (2005-present), Fidelity Investments Money Management, Inc. (2005-present), and Strategic Advisers, Inc. (2005-present).

Bryan A. Mehrmann (47)

Year of Election or Appointment: 2005

Deputy Treasurer of the Fidelity funds. Mr. Mehrmann is an employee of Fidelity Investments. Previously, Mr. Mehrmann served as Vice President of Fidelity Investments Institutional Services Group (FIIS)/Fidelity Investments Institutional Operations Corporation, Inc. (FIIOC) Client Services (1998-2004).

Adrien E. Deberghes (41)

Year of Election or Appointment: 2008

Deputy Treasurer of Fidelity's Equity and High Income Funds. Mr. Deberghes is an employee of Fidelity Investments (2008-present). Previously, Mr. Deberghes served as Senior Vice President of Mutual Fund Administration at State Street Corporation (2007-2008), Senior Director of Mutual Fund Administration at Investors Bank & Trust (2005-2007), and Director of Finance for Dunkin' Brands (2000-2005).

Robert G. Byrnes (41)

Year of Election or Appointment: 2005

Assistant Treasurer of the Fidelity funds. Mr. Byrnes is an employee of Fidelity Investments (2005-present). Previously, Mr. Byrnes served as Vice President of Fidelity Pricing and Cash Management Services (FPCMS) (2003-2005). Before joining Fidelity Investments, Mr. Byrnes worked at Deutsche Asset Management where he served as Vice President of the Investment Operations Group (2000-2003).

Peter L. Lydecker (54)
Year of Election or Appointment: 2004 Assistant Treasurer of the Fidelity funds. Mr. Lydecker is an employee of Fidelity Investments.
Paul M. Murphy (61)

Year of Election or Appointment: 2007

Assistant Treasurer of the Fidelity funds. Mr. Murphy is an employee of Fidelity Investments (2007-present). Previously, Mr. Murphy served as Chief Financial Officer of the Fidelity Funds (2005-2006), Vice President and Associate General Counsel of FMR (2007), and Senior Vice President of Fidelity Pricing and Cash Management Services (FPCMS) (1994-2007).

Gary W. Ryan (50)

Year of Election or Appointment: 2005

Assistant Treasurer of the Fidelity funds. Mr. Ryan is an employee of Fidelity Investments. Previously, Mr. Ryan served as Vice President of Fund Reporting in Fidelity Pricing and Cash Management Services (FPCMS) (1999-2005).

** FMR Corp. merged with and into FMR LLC on October 1, 2007. Any references to FMR LLC for prior periods are deemed to be references to the prior entity.

Annual Report

Distributions

A total of .30% of the dividends distributed during the fiscal year was derived from interest on U.S. Government securities which is generally exempt from state income tax.

The fund designates $22,268,982 of distributions paid during the period January 1, 2008 to October 31, 2008, as qualifying to be taxed as interest-related dividends for nonresident alien shareholders.

The fund will notify shareholders in January 2008 of amounts for use in preparing 2008 income tax returns.

Annual Report

Proxy Voting Results

A special meeting of the fund's shareholders was held on June 18, 2008. The results of votes taken among shareholders on the proposals before them are reported below. Each vote reported represents one dollar of net asset value held on the record date for the meeting.

PROPOSAL 1
To elect a Board of Trustees.A
	# of Votes	% of Votes
James C. Curvey
Affirmative	25,533,645,076.55	95.758
Withheld	1,131,045,213.53	4.242
TOTAL	26,664,690,290.08	100.000
Dennis J. Dirks
Affirmative	25,686,005,364.53	96.330
Withheld	978,684,925.55	3.670
TOTAL	26,664,690,290.08	100.000
Edward C. Johnson 3d
Affirmative	25,589,947,163.14	95.969
Withheld	1,074,743,126.94	4.031
TOTAL	26,664,690,290.08	100.000
Alan J. Lacy
Affirmative	25,669,138,246.63	96.266
Withheld	995,552,043.45	3.734
TOTAL	26,664,690,290.08	100.000
Ned C. Lautenbach
Affirmative	25,672,946,891.13	96.281
Withheld	991,743,398.95	3.719
TOTAL	26,664,690,290.08	100.000
Joseph Mauriello
Affirmative	25,675,331,192.42	96.290
Withheld	989,359,097.66	3.710
TOTAL	26,664,690,290.08	100.000
Cornelia M. Small
Affirmative	25,677,299,164.74	96.297
Withheld	987,391,125.34	3.703
TOTAL	26,664,690,290.08	100.000
	# of Votes	% of Votes
William S. Stavropoulos
Affirmative	25,644,596,204.07	96.174
Withheld	1,020,094,086.01	3.826
TOTAL	26,664,690,290.08	100.000
David M. Thomas
Affirmative	25,683,151,595.87	96.319
Withheld	981,538,694.21	3.681
TOTAL	26,664,690,290.08	100.000
Michael E. Wiley
Affirmative	25,681,657,144.60	96.313
Withheld	983,033,145.48	3.687
TOTAL	26,664,690,290.08	100.000
PROPOSAL 2
To amend the Declaration of Trust of Fidelity Advisor Series I to reduce the required quorum for future shareholder meetings.A
	# of Votes	% of Votes
Affirmative	14,366,154,116.59	53.877
Against	3,894,779,838.51	14.607
Abstain	853,635,309.57	3.201
Broker Non-Votes	7,550,121,025.41	28.315
TOTAL	26,664,690,290.08	100.000

A Denotes trust-wide proposal and voting results.

Annual Report

Board Approval of Investment Advisory Contracts and Management Fees

Fidelity Advisor High Income Fund

Each year, typically in July, the Board of Trustees, including the Independent Trustees (together, the Board), votes on the renewal of the management contract and sub-advisory agreements (together, the Advisory Contracts) for the fund. The Board, assisted by the advice of fund counsel and Independent Trustees' counsel, requests and considers a broad range of information throughout the year.

The Board meets regularly and, acting directly and through its separate committees, requests and receives information concerning, and considers at each of its meetings factors that are relevant to, its annual consideration of the renewal of the fund's Advisory Contracts, including the services and support provided to the fund and its shareholders. At the time of the renewal, the Board had 12 standing committees, each composed of Independent Trustees with varying backgrounds, to which the Board has assigned specific subject matter responsibilities in order to enhance effective decision-making by the Board. Each committee has a written charter outlining the structure and purposes of the committee. The Board also meets as needed to consider matters specifically related to the Board's annual consideration of the renewal of Advisory Contracts.

On June 19, 2008, the Board voted to continue the fund's Advisory Contracts for one month, through July 31, 2008, in connection with the reorganization of the Fidelity funds under two separate boards. The Board considered that the contractual terms of and fees payable under the fund's Advisory Contracts involve no changes in (i) the investment process or strategies employed in the management of the fund's assets; (ii) the nature or level of services provided under the fund's Advisory Contracts; or (iii) the day-to-day management of the fund or the persons primarily responsible for such management. The Board concluded that the fund's Advisory Contracts are fair and reasonable, and that the fund's Advisory Contracts should be extended, without modification, through July 31, 2008, with the understanding that the Board would consider their renewal in July 2008.

At its July 2008 meeting, the Board of Trustees, including the Independent Trustees, unanimously determined to renew the fund's Advisory Contracts. In reaching its determination, the Board considered all factors it believed relevant, including (i) the nature, extent, and quality of the services to be provided to the fund and its shareholders (including the investment performance of the fund); (ii) the competitiveness of the fund's management fee and total expenses; (iii) the total costs of the services to be provided by and the profits to be realized by Fidelity from its relationship with the fund; (iv) the extent to which economies of scale would be realized as the fund grows; and (v) whether fee levels reflect these economies of scale, if any, for the benefit of fund shareholders. The Board also approved agreements with foreign sub-advisers Fidelity Management & Research (U.K.) Inc., Fidelity Management & Research (Japan) Inc., and Fidelity Management & Research (Hong Kong) Limited.

Annual Report

In considering whether to renew the Advisory Contracts for the fund, the Board ultimately reached a determination, with the assistance of fund counsel and Independent Trustees' counsel and through the exercise of its business judgment, that the renewal of the Advisory Contracts and the compensation to be received by Fidelity under the management contract is consistent with Fidelity's fiduciary duty under applicable law. The Board's decision to renew the Advisory Contracts was not based on any single factor noted above, but rather was based on a comprehensive consideration of all the information provided to the Board at its meetings throughout the year. The Board, in reaching its determination to renew the Advisory Contracts, is aware that shareholders in the fund have a broad range of investment choices available to them, including a wide choice among mutual funds offered by competitors to Fidelity, and that the fund's shareholders, with the opportunity to review and weigh the disclosure provided by the fund in its prospectus and other public disclosures, have chosen to invest in this fund, managed by Fidelity.

Nature, Extent, and Quality of Services Provided. The Board considered staffing within the investment adviser, FMR, and the sub-advisers (together, the Investment Advisers), including the backgrounds of the fund's investment personnel and the fund's investment objective and discipline. The Independent Trustees also had discussions with senior management of Fidelity's investment operations and investment groups. The Board considered the structure of the portfolio manager compensation program and whether this structure provides appropriate incentives.

Resources Dedicated to Investment Management and Support Services. The Board reviewed the size, education, and experience of the Investment Advisers' investment staff, their use of technology, and the Investment Advisers' approach to recruiting, training, and retaining portfolio managers and other research, advisory, and management personnel. The Board noted that Fidelity's analysts have access to a variety of technological tools that enable them to perform both fundamental and quantitative analysis and to specialize in various disciplines. The Board considered Fidelity's extensive global research capabilities that enable the Investment Advisers to aggregate data from various sources in an effort to produce positive investment results. The Board also considered that Fidelity's portfolio managers and analysts have access to daily portfolio attribution that allows for monitoring of a fund's portfolio, as well as an electronic communication system that provides immediate real-time access to research concerning issuers and credit enhancers.

Shareholder and Administrative Services. The Board considered (i) the nature, extent, quality, and cost of advisory, administrative, distribution, and shareholder services performed by the Investment Advisers and their affiliates under the Advisory Contracts and under separate agreements covering transfer agency, pricing and bookkeeping, and securities lending services for the fund; (ii) the nature and extent of the Investment Advisers' supervision of third party service providers, principally custodians and subcustodians; and (iii) the resources devoted to, and the record of compliance with, the fund's compliance policies and procedures. The Board also reviewed the allocation of fund brokerage, including allocations to brokers affiliated with the Investment Advisers, the use of brokerage commissions to pay fund expenses, and the use of "soft" commission dollars to pay for research services. The Board further considered that Fidelity voluntarily pays for market data out of its own resources.

Annual Report

Board Approval of Investment Advisory Contracts and
Management Fees - continued

The Board noted that the growth of fund assets across the complex allows Fidelity to reinvest in the development of services designed to enhance the value or convenience of the Fidelity funds as investment vehicles. These services include 24-hour access to account information and market information through phone representatives and over the Internet, and investor education materials and asset allocation tools.

Investment in a Large Fund Family. The Board considered the benefits to shareholders of investing in a Fidelity fund, including the benefits of investing in a fund that is part of a large family of funds offering a variety of investment disciplines and providing for a large variety of mutual fund investor services. For example, fund shareholders are offered the privilege of exchanging shares of the fund for shares of other Fidelity funds, as set forth in the fund's prospectus, without paying a sales charge. The Board noted that Fidelity has taken a number of actions over the previous year that benefited particular funds, including (i) dedicating additional resources to investment research and to restructure the investment research teams; (ii) contractually agreeing to reduce the management fees on Fidelity's Institutional Money Market Funds and launching Class IV and Institutional Class of certain of these funds; (iii) reducing the transfer agent fees for the Fidelity Select Portfolios and Investor Class of the VIP funds; and (iv) launching Class K of 29 equity funds as a lower-fee class available to certain employer-sponsored retirement plans.

Investment Performance. The Board considered whether the fund has operated within its investment objective, as well as its record of compliance with its investment restrictions. It also reviewed the fund's absolute investment performance for each class, as well as the fund's relative investment performance for each class measured against (i) a broad-based securities market index, and (ii) a peer group of mutual funds deemed appropriate by the Board over multiple periods. The following charts considered by the Board show, over the one-, three-, and five-year periods ended December 31, 2007, the cumulative total returns of Institutional Class (Class I) and Class C of the fund, the cumulative total returns of a broad-based securities market index ("benchmark"), and a range of cumulative total returns of a peer group of mutual funds identified by Lipper Inc. as having an investment objective similar to that of the fund. The returns of Institutional Class (Class I) and Class C show the performance of the highest and lowest performing classes, respectively (based on three-year performance). The box within each chart shows the 25th percentile return (bottom of box) and the 75th percentile return (top of box) of the peer group. Returns shown above the box are in the first quartile and returns shown below the box are in the fourth quartile. The percentage beaten numbers noted below each chart correspond to the percentile box and represent the percentage of funds in the peer group whose performance was equal to or lower than that of the class indicated.

Annual Report

Fidelity Advisor High Income Fund

The Board reviewed the fund's relative investment performance against its peer group and stated that the performance of Institutional Class (Class I) of the fund was in the first quartile for the one- and three-year periods and the second quartile for the five-year period. The Board also stated that the investment performance of Institutional Class (Class I) of the fund compared favorably to its benchmark for the one- and three-year periods, although the fund's five-year cumulative total return was lower than its benchmark. The Board considered that the variations in performance among the fund's classes reflect the variations in class expenses, which result in lower performance for higher expense classes.

Based on its review, and giving particular weight to the nature and quality of the resources dedicated by the Investment Advisers to maintain and improve relative performance, the Board concluded that the nature, extent, and quality of the services provided to the fund will benefit the fund's shareholders, particularly in light of the Board's view that the fund's shareholders benefit from investing in a fund that is part of a large family of funds offering a variety of investment disciplines and services.

Competitiveness of Management Fee and Total Fund Expenses. The Board considered the fund's management fee and total expenses compared to "mapped groups" of competitive funds and classes. Fidelity creates "mapped groups" by combining similar Lipper investment objective categories that have comparable management fee characteristics. Combining Lipper investment objective categories aids the Board's management fee and total expense comparisons by broadening the competitive group used for comparison and by reducing the number of universes to which various Fidelity funds are compared.

Annual Report

Board Approval of Investment Advisory Contracts and
Management Fees - continued

The Board considered two proprietary management fee comparisons for the 12-month periods shown in the chart below. The group of Lipper funds used by the Board for management fee comparisons is referred to below as the "Total Mapped Group" and, for the reasons explained above, is broader than the Lipper peer group used by the Board for performance comparisons. The Total Mapped Group comparison focuses on a fund's standing relative to the total universe of comparable funds available to investors, in terms of gross management fees before expense reimbursements or caps. "TMG%" represents the percentage of funds in the Total Mapped Group that had management fees that were lower than the fund's. For example, a TMG% of 26% means that 74% of the funds in the Total Mapped Group had higher management fees than the fund. The "Asset-Size Peer Group" (ASPG) comparison focuses on a fund's standing relative to non-Fidelity funds similar in size to the fund within the Total Mapped Group. The ASPG represents at least 15% of the funds in the Total Mapped Group with comparable asset size and management fee characteristics, subject to a minimum of 50 funds (or all funds in the Total Mapped Group if fewer than 50). Additional information, such as the ASPG quartile in which the fund's management fee ranked, is also included in the chart and considered by the Board.

Fidelity Advisor High Income Fund

Annual Report

The Board noted that the fund's management fee ranked below the median of its Total Mapped Group and below the median of its ASPG for 2007.

Based on its review, the Board concluded that the fund's management fee was fair and reasonable in light of the services that the fund receives and the other factors considered.

In its review of each class's total expenses, the Board considered the fund's management fee as well as other fund or class expenses, as applicable, such as transfer agent fees, pricing and bookkeeping fees, fund-paid 12b-1 fees, and custodial, legal, and audit fees. The Board also noted the effects of any waivers and reimbursements on fees and expenses. As part of its review, the Board also considered current and historical total expenses of each class of the fund compared to competitive fund median expenses. Each class of the fund is compared to those funds and classes in the Total Mapped Group (used by the Board for management fee comparisons) that have a similar sales load structure.

The Board noted that the total expenses of Class B ranked below its competitive median for 2007, and the total expenses of each of Class A, Class T, Class C, and Institutional Class ranked above its competitive median for 2007. The Board considered that the total expenses for Class T were above the median primarily because its 12b-1 fee is higher than the typical front-end load class. The Board noted that the fund offers multiple classes, each of which has a different sales load and 12b-1 fee structure, and that the multiple structures are intended to offer a range of pricing options for the intermediary market. The Board also noted that the total expenses of the classes vary primarily by the level of their 12b-1 fees, although differences in transfer agent fees may also cause expenses to vary from class to class.

In its review of total expenses, the Board also considered Fidelity fee structures and other information on clients that FMR and its affiliates service in other competitive markets, such as other mutual funds advised or subadvised by FMR or its affiliates, pension plan clients, and other institutional clients.

Based on its review, the Board concluded that the total expenses of each class of the fund were reasonable, although in some cases above the median of the universe presented for comparison, in light of the services that the fund and its shareholders receive and the other factors considered.

Costs of the Services and Profitability. The Board considered the revenues earned and the expenses incurred by Fidelity in conducting the business of developing, marketing, distributing, managing, administering and servicing the fund and its shareholders. The Board also considered the level of Fidelity's profits in respect of all the Fidelity funds.

Annual Report

Board Approval of Investment Advisory Contracts and
Management Fees - continued

On an annual basis, FMR presents to the Board Fidelity's profitability for the fund. Fidelity calculates the profitability for each fund, as well as aggregate profitability for groups of Fidelity funds and all Fidelity funds, using a series of detailed revenue and cost allocation methodologies which originate with the audited books and records of Fidelity. The Audit Committee of the Board reviews any significant changes from the prior year's methodologies.

PricewaterhouseCoopers LLP (PwC), independent registered public accounting firm and auditor to Fidelity and certain Fidelity funds, has been engaged annually by the Board as part of the Board's assessment of the results of Fidelity's profitability analysis. PwC's engagement includes the review and assessment of Fidelity's methodologies used in determining the revenues and expenses attributable to Fidelity's mutual fund business, and completion of agreed-upon procedures surrounding the mathematical accuracy of fund profitability and its conformity to allocation methodologies. After considering PwC's reports issued under the engagement and information provided by Fidelity, the Board believes that while other allocation methods may also be reasonable, Fidelity's profitability methodologies are reasonable in all material respects.

The Board has also reviewed Fidelity's non-fund businesses and any fall-out benefits related to the mutual fund business as well as cases where Fidelity's affiliates may benefit from or be related to the fund's business.

The Board considered the costs of the services provided by and the profits realized by Fidelity in connection with the operation of the fund and determined that the amount of profit is a fair entrepreneurial profit for the management of the fund.

Economies of Scale. The Board considered whether there have been economies of scale in respect of the management of the Fidelity funds, whether the Fidelity funds (including the fund) have appropriately benefited from any such economies of scale, and whether there is potential for realization of any further economies of scale. The Board considered the extent to which the fund will benefit from economies of scale through increased services to the fund, through waivers or reimbursements, or through fee or expense reductions.

The Board recognized that the fund's management contract incorporates a "group fee" structure, which provides for lower group fee rates as total fund assets under FMR's management increase, and for higher group fee rates as total fund assets under FMR's management decrease. FMR determines the group fee rates based on a tiered asset "breakpoint" schedule. The Board considered that the group fee is designed to deliver the benefits of economies of scale to fund shareholders when total fund assets increase, even if assets of any particular fund are unchanged or have declined, because some portion of Fidelity's costs are attributable to services provided to all Fidelity funds, and all funds benefit if those costs can be allocated among more assets. The Board concluded that, given the group fee structure, fund shareholders will achieve a certain level of economies of scale as assets under FMR's management increase at the fund complex level, regardless of whether Fidelity achieves any such economies of scale.

Annual Report

The Board further concluded that any potential economies of scale are being shared between fund shareholders and Fidelity in an appropriate manner.

Additional Information Requested by the Board. In order to develop fully the factual basis for consideration of the Fidelity funds' Advisory Contracts, the Board requested and received additional information on certain topics, including (i) fund performance trends and actions to be taken by FMR to improve certain funds' overall performance; (ii) portfolio manager changes that have occurred during the past year; (iii) Fidelity's fund profitability methodology, the profitability of certain fund service providers, and profitability trends for certain funds; (iv) Fidelity's compensation structure for portfolio managers and key personnel, including its effects on fund profitability and the extent to which portfolio manager compensation is linked to fund performance; (v) Fidelity's fee structures and rationale for recommending different fees among categories of funds; and (vi) Fidelity's rationale for recommending which funds should have a performance adjustment component as part of their management fees.

Based on its evaluation of all of the conclusions noted above, and after considering all material factors, the Board ultimately concluded that the advisory fee structures are fair and reasonable, and that the fund's Advisory Contracts should be renewed.

Annual Report

Investment Adviser

Fidelity Management & Research Company
Boston, MA

Investment Sub-Advisers

FMR Co., Inc.

Fidelity Management & Research
(U.K.) Inc.

Fidelity Management & Research
(Hong Kong) Limited

Fidelity Management & Research
(Japan) Inc.

Fidelity Research & Analysis Company

FIL Investment Advisors

Fidelity Investments Japan Limited

FIL Investment Advisors (U.K.) Ltd.

General Distributor

Fidelity Distributors Corporation

Boston, MA

Transfer and Service Agents

Fidelity Investments Institutional Operations Company, Inc.

Boston, MA

Fidelity Service Company, Inc.

Boston, MA

Custodian

The Bank of New York

New York, NY

AHII-UANN-1208
1.784749.105

(Fidelity Investment logo)(registered trademark)
Fidelity® Advisor

Value

Fund - Class A, Class T, Class B
and Class C

Annual Report

October 31, 2008

(2_fidelity_logos) (Registered_Trademark)

Contents

Chairman's Message	<Click Here>	Ned Johnson's message to shareholders.
Performance	<Click Here>	How the fund has done over time.
Management's Discussion	<Click Here>	The manager's review of fund performance, strategy and outlook.
Shareholder Expense Example	<Click Here>	An example of shareholder expenses.
Investment Changes	<Click Here>	A summary of major shifts in the fund's investments over the past six months.
Investments	<Click Here>	A complete list of the fund's investments with their market values.
Financial Statements	<Click Here>	Statements of assets and liabilities, operations, and changes in net assets, as well as financial highlights.
Notes	<Click Here>	Notes to the financial statements.
Report of Independent Registered Public Accounting Firm	<Click Here>
Trustees and Officers	<Click Here>
Distributions	<Click Here>
Proxy Voting Results	<Click Here>
Board Approval of Investment Advisory Contracts and Management Fees	<Click Here>

To view a fund's proxy voting guidelines and proxy voting record for the 12-month period ended June 30, visit http://www.fidelity.com (search for "proxy voting guidelines") or visit the Securities and Exchange Commission's (SEC) web site at http://www.sec.gov. You may also call 1-877-208-0098 to request a free copy of the proxy voting guidelines.

Standard & Poor's, S&P and S&P 500 are registered service marks of The McGraw-Hill Companies, Inc. and have been licensed for use by Fidelity Distributors Corporation.

Other third party marks appearing herein are the property of their respective owners.

All other marks appearing herein are registered or unregistered trademarks or service marks of FMR LLC or an affiliated company.

Annual Report

This report and the financial statements contained herein are submitted for the general information of the shareholders of the fund. This report is not authorized for distribution to prospective investors in the fund unless preceded or accompanied by an effective prospectus.

A fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. Forms N-Q are available on the SEC's web site at http://www.sec.gov. A fund's Forms N-Q may be reviewed and copied at the SEC's Public Reference Room in Washington, DC. Information regarding the operation of the SEC's Public Reference Room may be obtained by calling 1-800-SEC-0330. For a complete list of a fund's portfolio holdings, view the most recent holdings listing, semiannual report, or annual report on Fidelity's web site at http://www.fidelity.com or http://www.advisor.fidelity.com, as applicable.

NOT FDIC INSURED · MAY LOSE VALUE · NO BANK GUARANTEE

Neither the fund nor Fidelity Distributors Corporation is a bank.

Annual Report

Chairman's Message

(photo_of_Edward_C_Johnson_3d)

Dear Shareholder:

Turmoil has been the watchword for the world's securities markets in 2008, with domestic and international stocks down sharply amid the global credit squeeze. A flight to quality boosted returns for U.S. Treasuries, one of the few asset classes with positive results heading into the latter stages of the year. Financial markets are always unpredictable, but there are a number of time-tested principles that can put the historical odds in your favor.

One of the basic tenets is to invest for the long term. Over time, riding out the markets' inevitable ups and downs has proven much more effective than selling into panic or chasing the hottest trend. Even missing only a few of the markets' best days can significantly diminish investor returns. Patience also affords the benefits of compounding - of earning interest on additional income or reinvested dividends and capital gains. There are tax advantages and cost benefits to consider as well. The more you sell, the more taxes you pay, and the more you trade, the higher the costs. While staying the course doesn't eliminate risk, it can considerably lessen the effect of short-term declines.

You can further manage your investing risk through diversification. And today, more than ever, geographic diversification should be taken into account. Studies indicate that asset allocation is the single most important determinant of a portfolio's long-term success. The right mix of stocks, bonds and cash - aligned to your particular risk tolerance and investment objective - is very important. Age-appropriate rebalancing is also an essential aspect of asset allocation. For younger investors, an emphasis on equities - which historically have been the best-performing asset class over time - is encouraged. As investors near their specific goal, such as retirement or sending a child to college, consideration may be given to replacing volatile assets (e.g. common stocks) with more-stable fixed investments (bonds or savings plans).

A third investment principle - investing regularly - can help lower the average cost of your purchases. Investing a certain amount of money each month or quarter helps ensure you won't pay for all your shares at market highs. This strategy - known as dollar cost averaging - also reduces unconstructive "emotion" from investing, helping shareholders avoid selling weak performers just prior to an upswing, or chasing a hot performer just before a correction.

We invite you to contact us via the Internet, through our Investor Centers or over the phone. It is our privilege to provide you the information you need to make the investments that are right for you.

Sincerely,

/s/Edward C. Johnson 3d

Edward C. Johnson 3d

Annual Report

Performance: The Bottom Line

Average annual total return reflects the change in the value of an investment, assuming reinvestment of the class' dividend income and capital gains (the profits earned upon the sale of securities that have grown in value, if any) and assuming a constant rate of performance each year. The $10,000 table and the fund's returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. During periods of reimbursement by Fidelity, a fund's total return will be greater than it would be had the reimbursement not occurred. How a fund did yesterday is no guarantee of how it will do tomorrow.

Average Annual Total Returns

Periods ended October 31, 2008	Past 1 year	Life of fund A
Class A (incl. 5.75% sales charge)	-49.46%	-2.66%
Class T (incl. 3.50% sales charge)	-48.37%	-2.42%
Class B (incl. contingent deferred sales charge)B	-49.26%	-2.56%
Class C (incl. c ontingent deferred sales charge)C	-47.28%	-2.21%

A From December 23, 2003.

B Class B shares' contingent deferred sales charge included in the past one year and life of fund total return figures are 5% and 3%, respectively.

C Class C shares' contingent deferred sales charge included in the past one year and life of fund total return figures are 1% and 0%, respectively.

Annual Report

$10,000 Over Life of Fund

Let's say hypothetically that $10,000 was invested in Fidelity® Advisor Value Fund - Class A on December 23, 2003, when the fund started, and the current 5.75% sales charge was paid. The chart shows how the value of your investment would have changed, and also shows how the Russell Midcap® Value Index performed over the same period.

In prior years, the performance from year to year was represented by the performance of Class T. Going forward, the fund's performance will be represented by Class A for consistency with other fund materials.

Annual Report

Management's Discussion of Fund Performance

Comments from Richard Fentin, Portfolio Manager of Fidelity® Advisor Value Fund

The U.S. equity markets quaked under the rising pressure of a global credit crisis during the 12 months ending October 31, 2008. As home values sunk, credit availability decreased and liquidity became increasingly scarce, the Standard & Poor's 500SM Index fell 36.10%. All 10 sectors in the S&P 500® were negative, led by a roughly 52% decline in financials. Information technology and materials both fell more than 40%, while the historically defensive consumer staples and health care sectors performed the best, dropping slightly more than 11% and 23%, respectively. In the last two months of the period, the U.S. economy took a turn for the worse, as several large financial institutions went bankrupt, were forced into acquisitions or were taken over by the U.S. government. The Federal Reserve Board facilitated many of these and other transactions, and also lowered the federal funds target rate twice in October, on top of the other rate cuts during the year, leaving it at 1.00%. The markets continued to perform erratically, however, and the U.S. unemployment rate reached a 14-year high in the last month of the period. The Dow Jones Industrial AverageSM declined 31.24% for the 12-month period - including its worst single-day point loss in September - while the technology-heavy NASDAQ Composite® Index dropped 39.35%.

During the past year, the fund's Class A, Class T, Class B and Class C shares declined 46.38%, 46.50%, 46.75% and 46.78%, respectively (excluding sales charges), underperforming the 38.83% loss of the Russell Midcap® Value Index. Financial stocks were a big factor behind the fund's relative underperformance, including out-of-index holdings in housing lenders Fannie Mae and Freddie Mac, banking giant Wachovia, insurer American International Group (AIG) and investment banking firm Lehman Brothers. Early on, underweighting oil producer Hess was costly, while owning non-index refiner Valero Energy hurt when high input prices squeezed its profit margins. In materials, not owning U.S. Steel detracted. Underweighting utilities, along with some weak picks in that sector, were negatives, as was a holding in upscale retailer Williams-Sonoma. On the positive side, the fund's cash position was a significant contributor, as was overweighting health care, including non-index drug maker Alpharma. In the beleaguered financials area, underweighting insurers XL Capital and Genworth Financial and not owning banking firm Washington Mutual provided a boost, while an out-of-index stake in JPMorgan Chase held up well. Elsewhere, underweighting Ford paid off when the auto industry came under pressure. A number of these stocks were not held at period end.

During the past year, the fund's Institutional Class shares declined 46.27%, underperforming the 38.83% loss of the Russell Midcap® Value Index. Financial stocks were a big factor behind the fund's relative underperformance, including out-of-index holdings in housing lenders Fannie Mae and Freddie Mac, banking giant Wachovia, insurer American International Group (AIG) and investment banking firm Lehman Brothers. Early on, underweighting oil producer Hess was costly, while owning non-index refiner Valero Energy hurt when high input prices squeezed its profit margins. In materials, not owning U.S. Steel detracted. Underweighting utilities, along with some weak picks in that sector, were negatives, as was a holding in upscale retailer Williams-Sonoma. On the positive side, the fund's cash position was a significant contributor, as was overweighting health care, including non-index drug maker Alpharma. In the beleaguered financials area, underweighting insurers XL Capital and Genworth Financial and not owning banking firm Washington Mutual provided a boost, while an out-of-index stake in JPMorgan Chase held up well. Elsewhere, underweighting Ford paid off when the auto industry came under pressure. A number of these stocks were not held at period end.

Annual Report

The views expressed above reflect those of the portfolio manager(s) only through the end of the period as stated on the cover of this report and do not necessarily represent the views of Fidelity or any other person in the Fidelity organization. Any such views are subject to change at any time based upon market or other conditions and Fidelity disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Fidelity fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Fidelity fund.

Annual Report

Shareholder Expense Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments or redemption proceeds, and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (May 1, 2008 to October 31, 2008).

Actual Expenses

The first line of the accompanying table for each class of the Fund provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000.00 (for example, an $8,600 account value divided by $1,000.00 = 8.6), then multiply the result by the number in the first line for a class of the Fund under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period. In addition, the Fund, as a shareholder in the underlying Fidelity Central Funds, will indirectly bear its pro rata share of the fees and expenses incurred by the underlying Fidelity Central Funds. These fees and expenses are not included in the Fund's annualized expense ratio used to calculate the expense estimate in the table below.

Hypothetical Example for Comparison Purposes

The second line of the accompanying table for each class of the Fund provides information about hypothetical account values and hypothetical expenses based on a Class' actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Class' actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. In addition, the Fund, as a shareholder in the underlying Fidelity Central Funds, will indirectly bear its pro rata share of the fees and expenses incurred by the underlying Fidelity Central Funds. These fees and expenses are not included in the Fund's annualized expense ratio used to calculate the expense estimate in the table below.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

Annual Report

	Annualized Expense Ratio	Beginning Account Value May 1, 2008	Ending Account Value October 31, 2008	Expenses Paid During Period* May 1, 2008 to October 31, 2008
Class A	1.25%
Actual		$ 1,000.00	$ 608.90	$ 5.06
HypotheticalA		$ 1,000.00	$ 1,018.85	$ 6.34
Class T	1.50%
Actual		$ 1,000.00	$ 608.20	$ 6.06
HypotheticalA		$ 1,000.00	$ 1,017.60	$ 7.61
Class B	2.00%
Actual		$ 1,000.00	$ 606.70	$ 8.08
HypotheticalA		$ 1,000.00	$ 1,015.08	$ 10.13
Class C	2.00%
Actual		$ 1,000.00	$ 606.60	$ 8.08
HypotheticalA		$ 1,000.00	$ 1,015.08	$ 10.13
Institutional Class	1.00%
Actual		$ 1,000.00	$ 609.20	$ 4.04
HypotheticalA		$ 1,000.00	$ 1,020.11	$ 5.08

A 5% return per year before expenses

* Expenses are equal to each Class' annualized expense ratio, multiplied by the average account value over the period, multiplied by 184/366 (to reflect the one-half year period).

Annual Report

Investment Changes (Unaudited)

Top Ten Stocks as of October 31, 2008
	% of fund's net assets	% of fund's net assets 6 months ago
Allied Waste Industries, Inc.	1.6	1.1
Sysco Corp.	1.4	0.9
JPMorgan Chase & Co.	1.3	0.8
Avon Products, Inc.	1.3	1.2
Capital One Financial Corp.	1.2	0.7
Zions Bancorp	1.2	0.5
Bank of America Corp.	1.1	0.5
H&R Block, Inc.	1.1	0.6
Xerox Corp.	1.1	1.1
Marsh & McLennan Companies, Inc.	1.1	0.6
	12.4
Top Five Market Sectors as of October 31, 2008
	% of fund's net assets	% of fund's net assets 6 months ago
Consumer Discretionary	21.3	19.5
Financials	20.4	18.5
Information Technology	15.7	15.8
Industrials	12.6	10.9
Utilities	7.8	8.0
Asset Allocation (% of fund's net assets)
As of October 31, 2008*		As of April 30, 2008**
	Stocks and Investment Companies 98.7%		Stocks and Investment Companies 98.6%
	Convertible Securities 1.2%		Convertible Securities 0.6%
	Short-Term Investments and Net Other Assets 0.1%		Short-Term Investments and Net Other Assets 0.8%
* Foreign investments	9.1%	** Foreign investments	9.2%

Annual Report

Investments October 31, 2008

Showing Percentage of Net Assets

Common Stocks - 98.3%
	Shares	Value
CONSUMER DISCRETIONARY - 21.0%
Auto Components - 1.1%
ArvinMeritor, Inc. (d)	12,900	$ 76,368
Gentex Corp.	10,051	96,389
Johnson Controls, Inc.	24,272	430,343
The Goodyear Tire & Rubber Co. (a)	50,300	448,676
		1,051,776
Automobiles - 0.8%
Bayerische Motoren Werke AG (BMW)	1,300	33,729
Fiat SpA	5,979	47,520
Harley-Davidson, Inc.	7,600	186,048
Nissan Motor Co. Ltd.	22,702	112,741
Renault SA	6,455	197,832
Winnebago Industries, Inc.	23,991	142,507
		720,377
Diversified Consumer Services - 1.5%
H&R Block, Inc.	51,400	1,013,608
Hillenbrand, Inc.	11,039	209,741
Regis Corp.	2,400	29,688
Service Corp. International	14,100	97,290
		1,350,327
Hotels, Restaurants & Leisure - 2.2%
Aristocrat Leisure Ltd.	3	8
Brinker International, Inc.	39,630	368,559
Carnival Corp. unit	23,400	594,360
Penn National Gaming, Inc. (a)	8,800	169,488
Royal Caribbean Cruises Ltd.	38,060	516,094
Starwood Hotels & Resorts Worldwide, Inc.	4,750	107,065
Vail Resorts, Inc. (a)(d)	4,700	156,322
WMS Industries, Inc. (a)(d)	5,100	127,500
		2,039,396
Household Durables - 5.6%
Black & Decker Corp.	17,605	891,165
Centex Corp.	30,600	374,850
Ethan Allen Interiors, Inc. (d)	23,200	415,048
Jarden Corp. (a)(d)	19,100	339,980
KB Home	6,600	110,154
La-Z-Boy, Inc. (d)	13,300	76,874
Leggett & Platt, Inc. (d)	43,800	760,368
Newell Rubbermaid, Inc.	20,300	279,125
Pulte Homes, Inc.	18,100	201,634
Common Stocks - continued
	Shares	Value
CONSUMER DISCRETIONARY - continued
Household Durables - continued
Sealy Corp., Inc. (d)	29,800	$ 96,254
Tempur-Pedic International, Inc. (d)	14,300	111,683
The Stanley Works	25,560	836,834
Whirlpool Corp.	13,900	648,435
		5,142,404
Leisure Equipment & Products - 1.2%
Brunswick Corp.	44,630	154,866
Eastman Kodak Co.	84,020	771,304
Pool Corp. (d)	7,600	132,316
		1,058,486
Media - 2.8%
Cinemark Holdings, Inc.	35,167	291,534
Discovery Communications, Inc. Class C (a)	1,800	23,976
Informa PLC	19,900	67,412
Lamar Advertising Co. Class A (a)(d)	11,544	175,122
Live Nation, Inc. (a)	14,762	166,073
Omnicom Group, Inc.	10,600	313,124
Regal Entertainment Group Class A	30,962	397,552
Scripps Networks Interactive, Inc. Class A	31,358	890,567
Virgin Media, Inc.	20,714	119,313
WPP Group PLC	19,700	117,826
		2,562,499
Multiline Retail - 0.3%
Macy's, Inc.	19,200	235,968
Specialty Retail - 4.8%
Advance Auto Parts, Inc.	7,700	240,240
AnnTaylor Stores Corp. (a)	20,883	262,499
Asbury Automotive Group, Inc.	17,553	57,047
AutoNation, Inc. (a)(d)	13,300	91,371
AutoZone, Inc. (a)	6,200	789,198
Group 1 Automotive, Inc. (d)	12,939	130,037
OfficeMax, Inc.	38,115	306,826
PetSmart, Inc. (d)	43,224	851,081
Pier 1 Imports, Inc. (a)	44,100	60,858
Sherwin-Williams Co.	7,000	398,370
Staples, Inc.	29,324	569,765
Talbots, Inc. (d)	3,800	37,278
Common Stocks - continued
	Shares	Value
CONSUMER DISCRETIONARY - continued
Specialty Retail - continued
The Men's Wearhouse, Inc.	6,700	$ 102,443
Williams-Sonoma, Inc.	59,751	494,738
		4,391,751
Textiles, Apparel & Luxury Goods - 0.7%
Liz Claiborne, Inc.	51,304	418,128
VF Corp.	3,500	192,850
		610,978
TOTAL CONSUMER DISCRETIONARY		19,163,962
CONSUMER STAPLES - 5.0%
Beverages - 0.5%
Carlsberg AS:
Series A (d)	2,225	104,677
Series B	2,050	80,705
SABMiller PLC	14,100	223,934
		409,316
Food & Staples Retailing - 2.0%
Safeway, Inc.	5,200	110,604
SUPERVALU, Inc.	20,400	290,496
Sysco Corp.	48,000	1,257,600
Winn-Dixie Stores, Inc. (a)	11,357	170,582
		1,829,282
Food Products - 0.7%
Cermaq ASA	11,200	44,005
Leroy Seafood Group ASA	9,900	86,780
Marine Harvest ASA (a)(d)	482,000	77,855
Tyson Foods, Inc. Class A	52,100	455,354
		663,994
Household Products - 0.5%
Energizer Holdings, Inc. (a)	9,400	459,284
Personal Products - 1.3%
Avon Products, Inc.	48,000	1,191,840
TOTAL CONSUMER STAPLES		4,553,716
ENERGY - 6.9%
Energy Equipment & Services - 1.7%
BJ Services Co.	15,013	192,917
Common Stocks - continued
	Shares	Value
ENERGY - continued
Energy Equipment & Services - continued
ENSCO International, Inc.	2,000	$ 76,020
IHS, Inc. Class A (a)	3,400	120,326
Nabors Industries Ltd. (a)	8,060	115,903
National Oilwell Varco, Inc. (a)	11,333	338,743
Smith International, Inc.	9,000	310,320
Weatherford International Ltd. (a)	22,674	382,737
		1,536,966
Oil, Gas & Consumable Fuels - 5.2%
Boardwalk Pipeline Partners, LP	20,308	487,392
Cabot Oil & Gas Corp.	18,100	508,067
Canadian Natural Resources Ltd.	6,400	322,813
Chesapeake Energy Corp.	7,100	155,987
Copano Energy LLC	9,144	201,442
Energy Transfer Equity LP	11,606	237,923
EOG Resources, Inc.	6,700	542,164
EXCO Resources, Inc. (a)	19,900	182,881
Foundation Coal Holdings, Inc.	5,525	114,699
Hess Corp.	8,050	484,691
Petrohawk Energy Corp. (a)	11,200	212,240
Plains Exploration & Production Co. (a)	3,300	93,060
Southwestern Energy Co. (a)	4,800	170,976
Suncor Energy, Inc.	14,200	340,927
Ultra Petroleum Corp. (a)	10,400	484,120
Valero Energy Corp.	10,966	225,680
		4,765,062
TOTAL ENERGY		6,302,028
FINANCIALS - 19.5%
Capital Markets - 1.6%
Bank of New York Mellon Corp.	16,947	552,472
Fortress Investment Group LLC (d)	20,732	101,587
Janus Capital Group, Inc.	11,000	129,140
Legg Mason, Inc.	1,500	33,285
State Street Corp.	3,600	156,060
T. Rowe Price Group, Inc.	5,241	207,229
TD Ameritrade Holding Corp. (a)	21,752	289,084
		1,468,857
Commercial Banks - 4.6%
Associated Banc-Corp.	13,291	293,199
Common Stocks - continued
	Shares	Value
FINANCIALS - continued
Commercial Banks - continued
Boston Private Financial Holdings, Inc.	11,505	$ 101,704
Fifth Third Bancorp (d)	51,700	560,945
KeyCorp	52,300	639,629
Marshall & Ilsley Corp. (d)	8,400	151,452
PNC Financial Services Group, Inc.	6,100	406,687
Prosperity Bancshares, Inc.	2,300	76,383
Regions Financial Corp.	8,100	89,829
Sterling Financial Corp., Washington	4,200	35,658
Susquehanna Bancshares, Inc., Pennsylvania	8,775	135,925
U.S. Bancorp, Delaware	12,400	369,644
UCBH Holdings, Inc.	15,789	83,366
Wachovia Corp.	24,850	159,289
Zions Bancorp (d)	27,658	1,054,046
		4,157,756
Consumer Finance - 1.5%
American Express Co.	2,200	60,500
Capital One Financial Corp. (d)	27,800	1,087,536
Discover Financial Services	20,153	246,874
		1,394,910
Diversified Financial Services - 2.7%
Bank of America Corp.	42,978	1,038,778
CIT Group, Inc. (d)	37,836	156,641
JPMorgan Chase & Co.	29,414	1,213,328
KKR Financial Holdings LLC	11,300	43,618
		2,452,365
Insurance - 2.7%
Everest Re Group Ltd.	2,588	193,324
Loews Corp.	6,560	217,858
Maiden Holdings Ltd. (e)	6,800	30,736
Marsh & McLennan Companies, Inc.	33,069	969,583
MBIA, Inc. (d)	17,390	170,944
PartnerRe Ltd.	3,500	236,915
Principal Financial Group, Inc.	4,616	87,658
Willis Group Holdings Ltd.	13,400	351,616
XL Capital Ltd. Class A	23,700	229,890
		2,488,524
Real Estate Investment Trusts - 4.2%
Alexandria Real Estate Equities, Inc.	4,200	291,984
Annaly Capital Management, Inc.	3,600	50,040
Common Stocks - continued
	Shares	Value
FINANCIALS - continued
Real Estate Investment Trusts - continued
Camden Property Trust (SBI)	5,900	$ 198,889
CapitalSource, Inc.	30,853	228,312
Corporate Office Properties Trust (SBI)	800	24,872
Developers Diversified Realty Corp.	12,200	160,674
Digital Realty Trust, Inc. (d)	11,500	385,020
General Growth Properties, Inc.	27,919	115,585
HCP, Inc.	19,200	574,656
Highwoods Properties, Inc. (SBI)	12,930	320,923
ProLogis Trust	22,626	316,764
SL Green Realty Corp.	4,300	180,772
Tanger Factory Outlet Centers, Inc.	4,410	159,510
Vornado Realty Trust	11,720	826,846
		3,834,847
Real Estate Management & Development - 0.7%
Brookfield Properties Corp.	21,500	216,935
CB Richard Ellis Group, Inc. Class A (a)(d)	45,389	318,177
The St. Joe Co. (a)(d)	4,000	123,680
		658,792
Thrifts & Mortgage Finance - 1.5%
Hudson City Bancorp, Inc.	30,000	564,300
MGIC Investment Corp. (d)	5,100	19,788
New York Community Bancorp, Inc. (d)	33,200	519,912
People's United Financial, Inc.	4,600	80,500
Washington Federal, Inc.	8,923	157,223
		1,341,723
TOTAL FINANCIALS		17,797,774
HEALTH CARE - 5.4%
Biotechnology - 0.8%
Cephalon, Inc. (a)(d)	7,400	530,728
Cubist Pharmaceuticals, Inc. (a)	7,946	201,749
Molecular Insight Pharmaceuticals, Inc. (a)(d)	1,304	6,520
		738,997
Health Care Equipment & Supplies - 0.3%
Boston Scientific Corp. (a)	7,000	63,210
Cooper Companies, Inc.	1,800	29,664
Hill-Rom Holdings, Inc. (d)	8,270	188,225
		281,099
Common Stocks - continued
	Shares	Value
HEALTH CARE - continued
Health Care Providers & Services - 3.0%
AmerisourceBergen Corp.	9,077	$ 283,838
Brookdale Senior Living, Inc. (d)	20,249	174,546
Community Health Systems, Inc. (a)	27,010	553,705
Emeritus Corp. (a)	8,604	99,204
HealthSouth Corp. (a)(d)	27,293	342,254
McKesson Corp.	6,500	239,135
Quest Diagnostics, Inc.	3,300	154,440
Universal Health Services, Inc. Class B	18,570	780,683
VCA Antech, Inc. (a)	5,469	98,989
		2,726,794
Health Care Technology - 0.4%
IMS Health, Inc.	26,089	374,116
Pharmaceuticals - 0.9%
Alpharma, Inc. Class A (a)	10,652	333,514
Barr Pharmaceuticals, Inc. (a)	5,389	346,297
Mylan, Inc. (a)(d)	5,244	44,941
Sepracor, Inc. (a)	6,900	91,908
		816,660
TOTAL HEALTH CARE		4,937,666
INDUSTRIALS - 12.6%
Aerospace & Defense - 0.6%
Heico Corp. Class A	8,982	252,125
Honeywell International, Inc.	9,040	275,268
		527,393
Air Freight & Logistics - 0.9%
United Parcel Service, Inc. Class B	15,700	828,646
Airlines - 0.2%
Delta Air Lines, Inc. (a)(d)	15,800	173,484
Building Products - 0.8%
Masco Corp.	51,070	518,361
Owens Corning (a)	16,140	253,882
		772,243
Commercial Services & Supplies - 3.1%
ACCO Brands Corp. (a)	37,893	106,858
Allied Waste Industries, Inc. (a)	141,238	1,471,696
Consolidated Graphics, Inc. (a)	6,698	87,141
Common Stocks - continued
	Shares	Value
INDUSTRIALS - continued
Commercial Services & Supplies - continued
R.R. Donnelley & Sons Co.	32,049	$ 531,052
The Brink's Co.	13,991	678,424
		2,875,171
Construction & Engineering - 0.6%
Chicago Bridge & Iron Co. NV (NY Shares)	4,400	54,516
Dycom Industries, Inc. (a)	32,930	292,418
URS Corp. (a)	6,290	184,863
		531,797
Electrical Equipment - 0.3%
Cooper Industries Ltd. Class A	7,424	229,773
Zumtobel AG	1,800	22,286
		252,059
Machinery - 3.8%
Albany International Corp. Class A	15,739	229,160
Briggs & Stratton Corp.	22,600	356,176
Cummins, Inc.	11,534	298,154
Deere & Co.	1,700	65,552
Eaton Corp.	6,450	287,670
Illinois Tool Works, Inc.	24,500	818,055
Ingersoll-Rand Co. Ltd. Class A	13,000	239,850
Navistar International Corp. (a)	7,400	222,888
Pentair, Inc.	27,300	754,572
Sulzer AG (Reg.)	2,372	140,012
Wabash National Corp.	10,163	61,385
		3,473,474
Marine - 0.1%
Alexander & Baldwin, Inc.	1,500	47,850
Professional Services - 0.4%
Manpower, Inc.	7,020	218,533
Monster Worldwide, Inc. (a)	8,600	122,464
		340,997
Road & Rail - 1.2%
Canadian National Railway Co.	7,310	317,183
Con-way, Inc.	22,450	764,198
Ryder System, Inc.	1,300	51,506
		1,132,887
Common Stocks - continued
	Shares	Value
INDUSTRIALS - continued
Trading Companies & Distributors - 0.4%
Beacon Roofing Supply, Inc. (a)	10,401	$ 142,286
W.W. Grainger, Inc.	2,800	219,996
		362,282
Transportation Infrastructure - 0.2%
Macquarie Infrastructure Co. LLC (d)	20,348	206,532
TOTAL INDUSTRIALS		11,524,815
INFORMATION TECHNOLOGY - 15.7%
Communications Equipment - 0.6%
Corning, Inc.	14,300	154,869
Motorola, Inc.	68,250	366,503
Powerwave Technologies, Inc. (a)	22,431	21,309
		542,681
Computers & Peripherals - 1.1%
NCR Corp. (a)	32,100	586,788
NetApp, Inc. (a)	30,600	414,018
		1,000,806
Electronic Equipment & Components - 4.5%
Agilent Technologies, Inc. (a)	41,900	929,761
Arrow Electronics, Inc. (a)	49,582	865,206
Avnet, Inc. (a)	53,253	891,455
Flextronics International Ltd. (a)	131,670	550,381
Itron, Inc. (a)	4,187	202,986
Tyco Electronics Ltd.	37,212	723,401
		4,163,190
Internet Software & Services - 1.0%
VeriSign, Inc. (a)	22,102	468,562
Yahoo!, Inc. (a)	31,900	408,958
		877,520
IT Services - 2.0%
Accenture Ltd. Class A	10,600	350,330
Lender Processing Services, Inc.	13,002	299,956
Satyam Computer Services Ltd. sponsored ADR	2,600	40,898
The Western Union Co.	46,732	713,130
Unisys Corp. (a)	73,040	111,021
Visa, Inc.	6,300	348,705
		1,864,040
Common Stocks - continued
	Shares	Value
INFORMATION TECHNOLOGY - continued
Office Electronics - 1.1%
Xerox Corp.	121,570	$ 974,991
Semiconductors & Semiconductor Equipment - 4.2%
Applied Materials, Inc.	46,000	593,860
ASML Holding NV (NY Shares)	28,155	494,120
Fairchild Semiconductor International, Inc. (a)	106,631	605,664
Integrated Device Technology, Inc. (a)	20,727	131,824
Lam Research Corp. (a)	2,700	60,372
Maxim Integrated Products, Inc.	24,200	329,120
Micron Technology, Inc. (a)	15,200	71,592
MKS Instruments, Inc. (a)	13,352	247,680
National Semiconductor Corp.	69,700	917,949
Standard Microsystems Corp. (a)	10,853	195,463
Varian Semiconductor Equipment Associates, Inc. (a)	10,200	200,124
		3,847,768
Software - 1.2%
CA, Inc.	18,489	329,104
Electronic Arts, Inc. (a)	19,900	453,322
Fair Isaac Corp.	716	11,162
Misys PLC	49,082	87,875
Parametric Technology Corp. (a)	11,600	150,684
THQ, Inc. (a)	5,940	44,253
		1,076,400
TOTAL INFORMATION TECHNOLOGY		14,347,396
MATERIALS - 3.5%
Chemicals - 1.2%
Albemarle Corp.	12,323	300,065
Arkema sponsored ADR	3,600	82,080
Chemtura Corp.	94,604	163,665
FMC Corp.	1,600	69,664
Georgia Gulf Corp.	4,600	10,580
H.B. Fuller Co.	13,600	240,312
Lubrizol Corp.	1,800	67,644
Solutia, Inc. (a)	8,140	78,470
W.R. Grace & Co. (a)	12,100	109,021
		1,121,501
Construction Materials - 0.1%
Vulcan Materials Co.	1,300	70,564
Common Stocks - continued
	Shares	Value
MATERIALS - continued
Containers & Packaging - 1.4%
Ball Corp.	12,510	$ 427,842
Owens-Illinois, Inc. (a)	28,315	647,847
Rock-Tenn Co. Class A	6,099	185,471
		1,261,160
Metals & Mining - 0.8%
Alcoa, Inc.	20,170	232,157
Barrick Gold Corp.	5,700	130,280
Eldorado Gold Corp. (a)	6,900	28,497
Goldcorp, Inc.	1,600	29,909
Lihir Gold Ltd. (a)	50,664	63,184
Newcrest Mining Ltd.	7,790	107,029
Newmont Mining Corp.	2,600	68,484
Randgold Resources Ltd. sponsored ADR	4,200	130,242
		789,782
TOTAL MATERIALS		3,243,007
TELECOMMUNICATION SERVICES - 0.9%
Diversified Telecommunication Services - 0.7%
CenturyTel, Inc.	160	4,018
Cincinnati Bell, Inc. (a)	53,987	129,029
Qwest Communications International, Inc.	164,800	471,328
Telefonica SA	1,000	18,515
Telenor ASA	1,800	10,741
Vimpel Communications sponsored ADR	1,300	18,850
		652,481
Wireless Telecommunication Services - 0.2%
Sprint Nextel Corp.	60,600	189,678
TOTAL TELECOMMUNICATION SERVICES		842,159
UTILITIES - 7.8%
Electric Utilities - 5.5%
Allegheny Energy, Inc.	25,300	762,795
American Electric Power Co., Inc.	12,900	420,927
Edison International	17,060	607,165
Entergy Corp.	10,970	856,209
Exelon Corp.	5,750	311,880
FirstEnergy Corp.	11,900	620,704
Common Stocks - continued
	Shares	Value
UTILITIES - continued
Electric Utilities - continued
FPL Group, Inc.	10,100	$ 477,124
PPL Corp.	29,188	957,950
		5,014,754
Independent Power Producers & Energy Traders - 1.4%
AES Corp. (a)	27,930	222,602
Constellation Energy Group, Inc.	7,700	186,417
NRG Energy, Inc. (a)	28,700	667,275
Reliant Energy, Inc. (a)	42,110	221,078
		1,297,372
Multi-Utilities - 0.9%
CMS Energy Corp.	15,400	157,850
Public Service Enterprise Group, Inc.	22,000	619,300
		777,150
TOTAL UTILITIES		7,089,276
TOTAL COMMON STOCKS (Cost $147,738,247)		89,801,799
Preferred Stocks - 1.1%

Convertible Preferred Stocks - 1.0%
FINANCIALS - 0.9%
Capital Markets - 0.1%
Legg Mason, Inc. 7.00%	3,800	84,854
Commercial Banks - 0.7%
Fifth Third Bancorp 8.50%	1,500	150,360
Huntington Bancshares, Inc. 8.50%	400	368,000
KeyCorp Series A, 7.75%	400	38,400
UCBH Holdings, Inc. Series B, 8.50%	90	112,208
		668,968
Diversified Financial Services - 0.1%
CIT Group, Inc. Series C, 8.75%	5,100	106,590
TOTAL FINANCIALS		860,412
Preferred Stocks - continued
	Shares	Value
Convertible Preferred Stocks - continued
HEALTH CARE - 0.1%
Pharmaceuticals - 0.1%
Mylan, Inc. 6.50%	100	$ 56,966
TOTAL CONVERTIBLE PREFERRED STOCKS		917,378
Nonconvertible Preferred Stocks - 0.1%
CONSUMER DISCRETIONARY - 0.1%
Automobiles - 0.1%
Fiat SpA	9,849	43,897
TOTAL PREFERRED STOCKS (Cost $1,243,058)		961,275
Investment Companies - 0.3%

Ares Capital Corp. (Cost $518,355)	33,484	263,184
Convertible Bonds - 0.2%
	Principal Amount
CONSUMER DISCRETIONARY - 0.2%
Automobiles - 0.2%
Ford Motor Co. 4.25% 12/15/36	$ 700,000	191,730
TOTAL CONVERTIBLE BONDS (Cost $473,624)		191,730
Money Market Funds - 9.4%
	Shares	Value
Fidelity Cash Central Fund, 1.81% (b)	126,116	$ 126,116
Fidelity Securities Lending Cash Central Fund, 2.67% (b)(c)	8,505,469	8,505,469
TOTAL MONEY MARKET FUNDS (Cost $8,631,585)		8,631,585
TOTAL INVESTMENT PORTFOLIO - 109.3% (Cost $158,604,869)		99,849,573
NET OTHER ASSETS - (9.3)%		(8,473,780)
NET ASSETS - 100%		$ 91,375,793
Legend
(a) Non-income producing

(b) Affiliated fund that is available only to investment companies and other accounts managed by Fidelity Investments. The rate quoted is the annualized seven-day yield of the fund at period end. A complete unaudited listing of the fund's holdings as of its most recent quarter end is available upon request.

(c) Investment made with cash collateral received from securities on loan.
(d) Security or a portion of the security is on loan at period end.

(e) Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At the end of the period, the value of these securities amounted to $30,736 or 0.0% of net assets.

Affiliated Central Funds
Information regarding fiscal year to date income earned by the Fund from investments in Fidelity Central Funds is as follows:
Fund	Income earned
Fidelity Cash Central Fund	$ 53,504
Fidelity Securities Lending Cash Central Fund	204,047
Total	$ 257,551
Income Tax Information
At October 31, 2008, the fund had a capital loss carryforward of approximately $5,638,038 all of which will expire on October 31, 2016.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Statements

Statement of Assets and Liabilities

	October 31, 2008

Assets
Investment in securities, at value (including securities loaned of $8,580,227) - See accompanying schedule: Unaffiliated issuers (cost $149,973,284)	$ 91,217,988
Fidelity Central Funds (cost $8,631,585)	8,631,585
Total Investments (cost $158,604,869)		$ 99,849,573
Receivable for investments sold		366,109
Receivable for fund shares sold		146,235
Dividends receivable		108,962
Interest receivable		11,194
Distributions receivable from Fidelity Central Funds		24,169
Prepaid expenses		51
Receivable from investment adviser for expense reductions		54,166
Other receivables		8,840
Total assets		100,569,299

Liabilities
Payable for investments purchased	$ 213,393
Payable for fund shares redeemed	306,980
Accrued management fee	45,779
Distribution fees payable	32,798
Other affiliated payables	37,886
Other payables and accrued expenses	51,201
Collateral on securities loaned, at value	8,505,469
Total liabilities		9,193,506

Net Assets		$ 91,375,793
Net Assets consist of:
Paid in capital		$ 155,439,374
Undistributed net investment income		520,308
Accumulated undistributed net realized gain (loss) on investments and foreign currency transactions		(5,828,246)
Net unrealized appreciation (depreciation) on investments and assets and liabilities in foreign currencies		(58,755,643)
Net Assets		$ 91,375,793

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Statements - continued

Statement of Assets and Liabilities - continued

October 31, 2008

Calculation of Maximum Offering Price Class A: Net Asset Value and redemption price per share ($39,287,664 ÷ 4,717,012 shares)	$ 8.33

Maximum offering price per share (100/94.25 of $8.33)	$ 8.84
Class T: Net Asset Value and redemption price per share ($22,522,743 ÷ 2,718,230 shares)	$ 8.29

Maximum offering price per share (100/96.50 of $8.29)	$ 8.59
Class B: Net Asset Value and offering price per share ($5,919,096 ÷ 725,668 shares)A	$ 8.16

Class C: Net Asset Value and offering price per share ($10,417,671 ÷ 1,279,627 shares)A	$ 8.14

Institutional Class: Net Asset Value, offering price and redemption price per share ($13,228,619 ÷ 1,580,033 shares)	$ 8.37

A Redemption price per share is equal to net asset value less any applicable contingent deferred sales charge.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Statement of Operations

	Year ended October 31, 2008

Investment Income
Dividends		$ 2,634,699
Interest		4,923
Income from Fidelity Central Funds (including $204,047 from security lending)		257,551
Total income		2,897,173

Expenses
Management fee	$ 851,691
Transfer agent fees	470,309
Distribution fees	640,501
Accounting and security lending fees	63,189
Custodian fees and expenses	46,024
Independent trustees' compensation	689
Registration fees	62,399
Audit	46,746
Legal	816
Proxy fees	114,360
Miscellaneous	944
Total expenses before reductions	2,297,668
Expense reductions	(135,023)	2,162,645
Net investment income (loss)		734,528
Realized and Unrealized Gain (Loss) Net realized gain (loss) on:
Investment securities:
Unaffiliated issuers	(5,909,690)
Investment not meeting investment restrictions	3
Foreign currency transactions	(2,541)
Payment from investment advisor for loss on investment not meeting investment restrictions	751
Total net realized gain (loss)		(5,911,477)
Change in net unrealized appreciation (depreciation) on: Investment securities	(80,878,320)
Assets and liabilities in foreign currencies	(294)
Total change in net unrealized appreciation (depreciation)		(80,878,614)
Net gain (loss)		(86,790,091)
Net increase (decrease) in net assets resulting from operations		$ (86,055,563)

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Statements - continued

Statement of Changes in Net Assets

	Year ended October 31, 2008	Year ended October 31, 2007
Increase (Decrease) in Net Assets
Operations
Net investment income (loss)	$ 734,528	$ (18,181)
Net realized gain (loss)	(5,911,477)	12,724,998
Change in net unrealized appreciation (depreciation)	(80,878,614)	9,101,738
Net increase (decrease) in net assets resulting from operations	(86,055,563)	21,808,555
Distributions to shareholders from net realized gain	(11,178,467)	(3,620,566)
Share transactions - net increase (decrease)	(6,964,049)	45,851,233
Total increase (decrease) in net assets	(104,198,079)	64,039,222

Net Assets
Beginning of period	195,573,872	131,534,650
End of period (including undistributed net investment income of $520,308 and undistributed net investment income of $8,228, respectively)	$ 91,375,793	$ 195,573,872

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Class A

Years ended October 31,

2008

2007

2006

2005

2004 I

Selected Per-Share Data
Net asset value, beginning of period	$ 16.55	$ 14.77	$ 12.72	$ 11.10	$ 10.00
Income from Investment Operations
Net investment income (loss) E	.08	.03	.03	.01	(.02) H
Net realized and unrealized gain (loss)	(7.33)	2.18	2.25	1.64	1.12
Total from investment operations	(7.25)	2.21	2.28	1.65	1.10
Distributions from net realized gain	(.97)	(.43)	(.23)	(.03)	-
Net asset value, end of period	$ 8.33	$ 16.55	$ 14.77	$ 12.72	$ 11.10
Total Return B, C, D	(46.38)%	15.28%	18.11%	14.84%	11.00%
Ratios to Average Net Assets F, J
Expenses before reductions	1.34%	1.25%	1.35%	1.62%	4.33% A
Expenses net of fee waivers, if any	1.25%	1.25%	1.25%	1.27%	1.50% A
Expenses net of all reductions	1.25%	1.24%	1.24%	1.26%	1.48% A
Net investment income (loss)	.65%	.22%	.24%	.04%	(.17)% A
Supplemental Data
Net assets, end of period (000 omitted)	$ 39,288	$ 75,384	$ 47,960	$ 15,657	$ 2,543
Portfolio turnover rate G	49%	43%	35%	25%	30% A

A Annualized

B Total returns for periods of less than one year are not annualized.

C Total returns would have been lower had certain expenses not been reduced during the periods shown.

D Total returns do not include the effect of the sales charges.

E Calculated based on average shares outstanding during the period.

F Fees and expenses of the underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

G Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

H Investment income per share reflects a special dividend which amounted to $.01 per share.

I For the period December 23, 2003 (commencement of operations) to October 31, 2004.

J Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expense ratios before reductions for start-up periods may not be representative of longer-term operating periods. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Class T

Years ended October 31,

2008

2007

2006

2005

2004 I

Selected Per-Share Data
Net asset value, beginning of period	$ 16.47	$ 14.70	$ 12.67	$ 11.08	$ 10.00
Income from Investment Operations
Net investment income (loss) E	.05	- K	- K	(.03)	(.04) H
Net realized and unrealized gain (loss)	(7.30)	2.16	2.23	1.64	1.12
Total from investment operations	(7.25)	2.16	2.23	1.61	1.08
Distributions from net realized gain	(.93)	(.39)	(.20)	(.02)	-
Net asset value, end of period	$ 8.29	$ 16.47	$ 14.70	$ 12.67	$ 11.08
Total Return B, C, D	(46.50)%	15.01%	17.78%	14.54%	10.80%
Ratios to Average Net Assets F, J
Expenses before reductions	1.59%	1.49%	1.59%	1.86%	4.29% A
Expenses net of fee waivers, if any	1.50%	1.49%	1.50%	1.53%	1.75% A
Expenses net of all reductions	1.50%	1.49%	1.49%	1.52%	1.73% A
Net investment income (loss)	.40%	(.03)%	(.01)%	(.21)%	(.42)% A
Supplemental Data
Net assets, end of period (000 omitted)	$ 22,523	$ 53,229	$ 43,716	$ 22,938	$ 5,581
Portfolio turnover rate G	49%	43%	35%	25%	30% A

A Annualized

B Total returns for periods of less than one year are not annualized.

C Total returns would have been lower had certain expenses not been reduced during the periods shown.

D Total returns do not include the effect of the sales charges.

E Calculated based on average shares outstanding during the period.

F Fees and expenses of the underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

G Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

H Investment income per share reflects a special dividend which amounted to $.01 per share.

I For the period December 23, 2003 (commencement of operations) to October 31, 2004.

J Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expense ratios before reductions for start-up periods may not be representative of longer-term operating periods. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

K Amount represents less than $.01 per share.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Class B

Years ended October 31,

2008

2007

2006

2005

2004 I

Selected Per-Share Data
Net asset value, beginning of period	$ 16.30	$ 14.57	$ 12.57	$ 11.03	$ 10.00
Income from Investment Operations
Net investment income (loss) E	(.01)	(.08)	(.07)	(.09)	(.08) H
Net realized and unrealized gain (loss)	(7.20)	2.14	2.22	1.64	1.11
Total from investment operations	(7.21)	2.06	2.15	1.55	1.03
Distributions from net realized gain	(.93)	(.33)	(.15)	(.01)	-
Net asset value, end of period	$ 8.16	$ 16.30	$ 14.57	$ 12.57	$ 11.03
Total Return B, C, D	(46.75)%	14.39%	17.21%	14.01%	10.30%
Ratios to Average Net Assets F, J
Expenses before reductions	2.10%	2.03%	2.15%	2.44%	5.09% A
Expenses net of fee waivers, if any	2.00%	2.00%	2.00%	2.04%	2.25% A
Expenses net of all reductions	2.00%	2.00%	1.99%	2.02%	2.23% A
Net investment income (loss)	(.10)%	(.54)%	(.51)%	(.72)%	(.93)% A
Supplemental Data
Net assets, end of period (000 omitted)	$ 5,919	$ 15,565	$ 14,625	$ 12,084	$ 3,473
Portfolio turnover rate G	49%	43%	35%	25%	30% A

A Annualized

B Total returns for periods of less than one year are not annualized.

C Total returns would have been lower had certain expenses not been reduced during the periods shown.

D Total returns do not include the effect of the contingent deferred sales charge.

E Calculated based on average shares outstanding during the period.

F Fees and expenses of the underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

G Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

H Investment income per share reflects a special dividend which amounted to $.01 per share.

I For the period December 23, 2003 (commencement of operations) to October 31, 2004.

J Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expense ratios before reductions for start-up periods may not be representative of longer-term operating periods. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Class C

Years ended October 31,

2008

2007

2006

2005

2004 I

Selected Per-Share Data
Net asset value, beginning of period	$ 16.27	$ 14.55	$ 12.57	$ 11.03	$ 10.00
Income from Investment Operations
Net investment income (loss) E	(.01)	(.08)	(.07)	(.09)	(.08) H
Net realized and unrealized gain (loss)	(7.19)	2.13	2.22	1.63	1.11
Total from investment operations	(7.20)	2.05	2.15	1.54	1.03
Distributions from net realized gain	(.93)	(.33)	(.17)	-	-
Net asset value, end of period	$ 8.14	$ 16.27	$ 14.55	$ 12.57	$ 11.03
Total Return B, C, D	(46.78)%	14.37%	17.22%	13.96%	10.30%
Ratios to Average Net Assets F, J
Expenses before reductions	2.09%	2.02%	2.13%	2.42%	5.11% A
Expenses net of fee waivers, if any	2.00%	2.00%	2.00%	2.03%	2.25% A
Expenses net of all reductions	2.00%	2.00%	1.99%	2.02%	2.23% A
Net investment income (loss)	(.10)%	(.54)%	(.51)%	(.71)%	(.93)% A
Supplemental Data
Net assets, end of period (000 omitted)	$ 10,418	$ 25,733	$ 19,093	$ 9,007	$ 2,372
Portfolio turnover rate G	49%	43%	35%	25%	30% A

A Annualized

B Total returns for periods of less than one year are not annualized.

C Total returns would have been lower had certain expenses not been reduced during the periods shown.

D Total returns do not include the effect of the contingent deferred sales charge.

E Calculated based on average shares outstanding during the period.

F Fees and expenses of the underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

G Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

H Investment income per share reflects a special dividend which amounted to $.01 per share.

I For the period December 23, 2003 (commencement of operations) to October 31, 2004.

J Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expense ratios before reductions for start-up periods may not be representative of longer-term operating periods. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Institutional Class

Years ended October 31,

2008

2007

2006

2005

2004 H

Selected Per-Share Data
Net asset value, beginning of period	$ 16.65	$ 14.85	$ 12.79	$ 11.13	$ 10.00
Income from Investment Operations
Net investment income (loss) D	.12	.08	.07	.03	.01 G
Net realized and unrealized gain (loss)	(7.38)	2.18	2.25	1.66	1.12
Total from investment operations	(7.26)	2.26	2.32	1.69	1.13
Distributions from net realized gain	(1.02)	(.46)	(.26)	(.03)	-
Net asset value, end of period	$ 8.37	$ 16.65	$ 14.85	$ 12.79	$ 11.13
Total Return B, C	(46.27)%	15.61%	18.32%	15.16%	11.30%
Ratios to Average Net Assets E, I
Expenses before reductions	1.09%	.95%	1.00%	1.32%	4.35% A
Expenses net of fee waivers, if any	1.00%	.95%	1.00%	1.05%	1.25% A
Expenses net of all reductions	1.00%	.95%	.99%	1.03%	1.23% A
Net investment income (loss)	.90%	.51%	.49%	.27%	.07% A
Supplemental Data
Net assets, end of period (000 omitted)	$ 13,229	$ 25,663	$ 6,140	$ 2,148	$ 891
Portfolio turnover rate F	49%	43%	35%	25%	30% A

A Annualized

B Total returns for periods of less than one year are not annualized.

C Total returns would have been lower had certain expenses not been reduced during the periods shown.

D Calculated based on average shares outstanding during the period.

E Fees and expenses of the underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

F Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

G Investment income per share reflects a special dividend which amounted to $.01 per share.

H For the period December 23, 2003 (commencement of operations) to October 31, 2004.

I Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expense ratios before reductions for start-up periods may not be representative of longer-term operating periods. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Notes to Financial Statements

For the period ended October 31, 2008

1. Organization.

Fidelity Advisor Value Fund (the Fund) is a fund of Fidelity Advisor Series I (the trust) and is authorized to issue an unlimited number of shares. The trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Massachusetts business trust. The Fund offers Class A, Class T, Class B, Class C, and Institutional Class shares, each of which has equal rights as to assets and voting privileges. Each class has exclusive voting rights with respect to matters that affect that class. Class B shares will automatically convert to Class A shares after a holding period of seven years from the initial date of purchase. Investment income, realized and unrealized capital gains and losses, the common expenses of the Fund, and certain fund-level expense reductions, if any, are allocated on a pro rata basis to each class based on the relative net assets of each class to the total net assets of the Fund. Each class differs with respect to transfer agent and distribution and service plan fees incurred. Certain expense reductions also differ by class.

2. Investments in Fidelity Central Funds.

The Fund may invest in Fidelity Central Funds, which are open-end investment companies available only to other investment companies and accounts managed by Fidelity Management & Research Company (FMR) and its affiliates. The Fund's Schedule of Investments lists each of the Fidelity Central Funds held as of period end, if any, as an investment of the Fund, but does not include the underlying holdings of each Fidelity Central Fund. As an Investing Fund, the Fund indirectly bears its proportionate share of the expenses of the underlying Fidelity Central Funds.

The Money Market Central Funds seek preservation of capital and current income and are managed by Fidelity Investments Money Management, Inc. (FIMM), an affiliate of FMR.

A complete unaudited list of holdings for each Fidelity Central Fund is available upon request or at the SEC's web site at www.sec.gov. In addition, the financial statements of the Fidelity Central Funds, which are not covered by the Fund's Report of Independent Registered Public Accounting Firm, are available on the SEC's web site or upon request.

3. Significant Accounting Policies.

The financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America, which require management to make certain estimates and assumptions at the date of the financial statements. Actual results could differ from those estimates. The following summarizes the significant accounting policies of the Fund:

Annual Report

Notes to Financial Statements - continued

3. Significant Accounting Policies - continued

Security Valuation. Investments are valued as of 4:00 p.m. Eastern time on the last calendar day of the period. Wherever possible, the Fund uses independent pricing services approved by the Board of Trustees to value its investments.

Equity securities, including restricted securities, for which market quotations are readily available, are valued at the last reported sale price or official closing price as reported by an independent pricing service on the primary market or exchange on which they are traded. In the event there were no sales during the day or closing prices are not available, securities are valued at the last quoted bid price. Investments in open-end mutual funds, including the other Fidelity Central Funds, are valued at their closing net asset value each business day. Short-term securities with remaining maturities of sixty days or less for which quotations are not readily available are valued at amortized cost, which approximates value.

When current market prices or quotations are not readily available or reliable, valuations may be determined in good faith in accordance with procedures adopted by the Board of Trustees. Factors used in determining value may include significant market or security specific events, changes in interest rates and credit quality, and developments in foreign markets which are monitored by evaluating the performance of ADRs, futures contracts and exchange-traded funds. The frequency with which these procedures are used cannot be predicted and may be utilized to a significant extent. The value of securities used for net asset value (NAV) calculation under these procedures may differ from published prices for the same securities.

Foreign Currency. The Fund uses foreign currency contracts to facilitate transactions in foreign-denominated securities. Losses from these transactions may arise from changes in the value of the foreign currency or if the counterparties do not perform under the contracts' terms.

Foreign-denominated assets, including investment securities, and liabilities are translated into U.S. dollars at the exchange rate at period end. Purchases and sales of investment securities, income and dividends received and expenses denominated in foreign currencies are translated into U.S. dollars at the exchange rate in effect on the transaction date.

The effects of exchange rate fluctuations on investments are included with the net realized and unrealized gain (loss) on investment securities. Other foreign currency transactions resulting in realized and unrealized gain (loss) are disclosed separately.

Investment Transactions and Income. For financial reporting purposes, the Fund's investment holdings and NAV include trades executed through the end of the last business day of the period. The NAV per share for processing shareholder transactions is calculated as of the close of business of the New York Stock Exchange (NYSE), normally 4:00 p.m. Eastern time and includes trades executed through the end of the prior business

Annual Report

3. Significant Accounting Policies - continued

Investment Transactions and Income - continued

day. Gains and losses on securities sold are determined on the basis of identified cost and may include proceeds received from litigation. Dividend income is recorded on the ex-dividend date, except for certain dividends from foreign securities where the ex-dividend date may have passed, which are recorded as soon as the Fund is informed of the ex-dividend date. Non-cash dividends included in dividend income, if any, are recorded at the fair market value of the securities received. Distributions received on securities that represent a return of capital or capital gain are recorded as a reduction of cost of investments and/or as a realized gain. The Fund estimates the components of distributions received that may be considered return of capital distributions or capital gain distributions. Interest income and distributions from the Fidelity Central Funds are accrued as earned. Interest income includes coupon interest and amortization of premium and accretion of discount on debt securities. Investment income is recorded net of foreign taxes withheld where recovery of such taxes is uncertain.

Expenses. Most expenses of the trust can be directly attributed to a fund. Expenses which cannot be directly attributed are apportioned among each Fund in the trust. Expense estimates are accrued in the period to which they relate and adjustments are made when actual amounts are known.

Income Tax Information and Distributions to Shareholders. Each year, the Fund intends to qualify as a regulated investment company by distributing substantially all of its taxable income and realized gains under Subchapter M of the Internal Revenue Code and filing its U.S. federal tax return. As a result, no provision for income taxes is required. The Fund is subject to the provisions of FASB Interpretation No. 48, Accounting for Uncertainties in Income Taxes (FIN 48). FIN 48 sets forth a minimum threshold for financial statement recognition of the benefit of a tax position taken or expected to be taken in a tax return. The implementation of FIN 48 did not result in any unrecognized tax benefits in the accompanying financial statements. Each of the Fund's federal tax returns for the prior three fiscal years remains subject to examination by the Internal Revenue Service (IRS). Foreign taxes are provided for based on the Fund's understanding of the tax rules and rates that exist in the foreign markets in which it invests.

Distributions are recorded on the ex-dividend date. Income dividends and capital gain distributions are declared separately for each class. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from generally accepted accounting principles. In addition, the Fund will claim a portion of the payment made to redeeming shareholders as a distribution for income tax purposes.

Annual Report

Notes to Financial Statements - continued

3. Significant Accounting Policies - continued

Income Tax Information and Distributions to Shareholders - continued

Capital accounts within the financial statements are adjusted for permanent book-tax differences. These adjustments have no impact on net assets or the results of operations. Temporary book-tax differences will reverse in a subsequent period.

Book-tax differences are primarily due foreign currency transactions, market discount, partnerships and losses deferred due to wash sales.

The tax-basis components of distributable earnings and the federal tax cost as of period end were as follows:

Unrealized appreciation	$ 2,160,519
Unrealized depreciation	(61,105,948)
Net unrealized appreciation (depreciation)	(58,945,429)
Capital loss carryforward	(5,638,038)

Cost for federal income tax purposes	$ 158,795,002

The tax character of distributions paid was as follows:

	October 31, 2008	October 31, 2007
Ordinary Income	$ 314,047	$ 571,253
Long-term Capital Gains	10,864,420	3,049,313
Total	$ 11,178,467	$ 3,620,566

New Accounting Pronouncement. In September 2006, Statement of Financial Accounting Standards No. 157, Fair Value Measurements (SFAS 157), was issued and is effective for fiscal years beginning after November 15, 2007. SFAS 157 defines fair value, establishes a framework for measuring fair value and results in expanded disclosures about fair value measurements.

4. Operating Policies.

Repurchase Agreements. FMR has received an Exemptive Order from the Securities and Exchange Commission (the SEC) which permits the Fund and other affiliated entities of FMR to transfer uninvested cash balances into joint trading accounts which are then invested in repurchase agreements. The Fund may also invest directly with institutions in repurchase agreements. Repurchase agreements are collateralized by government or non-government securities. Upon settlement date, collateral is held in segregated accounts with custodian banks and may be obtained in the event of a default of the counterparty. The Fund monitors, on a daily basis, the value of the collateral to ensure

Annual Report

4. Operating Policies - continued

Repurchase Agreements - continued

it is at least equal to the principal amount of the repurchase agreement (including accrued interest). In the event of a default by the counterparty, realization of the collateral proceeds could be delayed, during which time the value of the collateral may decline.

Restricted Securities. The Fund may invest in securities that are subject to legal or contractual restrictions on resale. These securities generally may be resold in transactions exempt from registration or to the public if the securities are registered. Disposal of these securities may involve time-consuming negotiations and expense, and prompt sale at an acceptable price may be difficult. Information regarding restricted securities is included at the end of the Fund's Schedule of Investments.

5. Purchases and Sales of Investments.

Purchases and sales of securities, other than short-term securities, aggregated $75,297,913 and $91,746,245, respectively.

The Fund realized a gain and loss of $754 and $751, respectively, on sales of investments which did not meet the investment restrictions of the Fund. The loss of $751 was fully reimbursed by the Fund's investment advisor.

6. Fees and Other Transactions with Affiliates.

Management Fee. FMR and its affiliates provide the Fund with investment management related services for which the Fund pays a monthly management fee. The management fee is the sum of an individual fund fee rate that is based on an annual rate of .30% of the Fund's average net assets and a group fee rate that averaged .26% during the period. The group fee rate is based upon the average net assets of all the mutual funds advised by FMR. The group fee rate decreases as assets under management increase and increases as assets under management decrease. In addition, on June 18, 2008, shareholders approved a new management contract which adds a performance adjustment to the management fee (up to a maximum of ± 20% of the Fund's average net assets over a 36 month performance period). The upward or downward adjustment to the management fee is based on the relative investment performance of the Fund's institutional Class as compared to an appropriate benchmark index. The Fund's performance period began on July 1, 2008. The performance adjustment will take effect starting with the twelfth month of the performance period (June 2009). Subsequent months will be added until the performance period includes 36 months. For the period, the total annual management fee rate was .56% of the Fund's average net assets.

Annual Report

Notes to Financial Statements - continued

6. Fees and Other Transactions with Affiliates - continued

Distribution and Service Plan. In accordance with Rule 12b-1 of the 1940 Act, the Fund has adopted separate Distribution and Service Plans for each class of shares, except for the Institutional Class. Certain classes pay Fidelity Distributors Corporation (FDC), an affiliate of FMR, separate Distribution and Service Fees, each of which is based on an annual percentage of each class' average net assets. In addition, FDC may pay financial intermediaries for selling shares of the Fund and providing shareholder support services. For the period, the Distribution and Service Fee rates and the total amounts paid to and retained by FDC were as follows:

	Distribution Fee	Service Fee	Paid to FDC	Retained by FDC
Class A	-%	.25%	$ 155,852	$ 10,408
Class T	.25%	.25%	195,950	520
Class B	.75%	.25%	102,555	77,004
Class C	.75%	.25%	186,144	34,783
			$ 640,501	$ 122,715

Sales Load. FDC receives a front-end sales charge of up to 5.75% for selling Class A shares, and 3.50% for selling Class T shares, some of which is paid to financial intermediaries for selling shares of the Fund. FDC receives the proceeds of contingent deferred sales charges levied on Class A, Class T, Class B, and Class C redemptions. These charges depend on the holding period. The deferred sales charges range from 5% to 1% for Class B, 1% for Class C, 1.00% to .50% for certain purchases of Class A shares and .25% for certain purchases of Class T shares.

For the period, sales charge amounts retained by FDC were as follows:

Retained by FDC
Class A	$ 19,877
Class T	3,929
Class B*	20,631
Class C*	5,006
$ 49,443

* When Class B and Class C shares are initially sold, FDC pays commissions from its own resources to financial intermediaries through which the sales are made.

Transfer Agent Fees. Fidelity Investments Institutional Operations Company, Inc. (FIIOC), an affiliate of FMR, is the transfer, dividend disbursing and shareholder servicing agent for each class of the Fund. FIIOC receives account fees and asset-based fees that vary according to the account size and type of account of the shareholders of the respective classes of the Fund. FIIOC pays for typesetting, printing and mailing of

Annual Report

6. Fees and Other Transactions with Affiliates - continued

Transfer Agent Fees - continued

shareholder reports, except proxy statements. For the period, the total transfer agent fees paid by each class were as follows:

	Amount	% of Average Net Assets
Class A	$ 191,491.31
Class T	119,726.31
Class B	31,633.31
Class C	57,485.31
Institutional Class	69,974.31
	$ 470,309

Accounting and Security Lending Fees. Fidelity Service Company, Inc. (FSC), an affiliate of FMR, maintains the Fund's accounting records. The accounting fee is based on the level of average net assets for the month. Under a separate contract, FSC administers the security lending program. The security lending fee is based on the number and duration of lending transactions.

Brokerage Commissions. The Fund placed a portion of its portfolio transactions with brokerage firms which are affiliates of the investment adviser. The commissions paid to these affiliated firms were $1,472 for the period.

7. Committed Line of Credit.

The Fund participates with other funds managed by FMR in a $4.2 billion credit facility (the "line of credit") to be utilized for temporary or emergency purposes to fund shareholder redemptions or for other short-term liquidity purposes. The Fund has agreed to pay commitment fees on its pro rata portion of the line of credit, which amounted to $314 and is reflected in Miscellaneous Expense on the Statement of Operations. During the period, there were no borrowings on this line of credit.

8. Security Lending.

The Fund lends portfolio securities from time to time in order to earn additional income. On the settlement date of the loan, the Fund receives collateral (in the form of U.S. Treasury obligations, letters of credit and/or cash) against the loaned securities and maintains collateral in an amount not less than 100% of the market value of the loaned securities during the period of the loan. The market value of the loaned securities is determined at the close of business of the Fund and any additional required collateral is

Annual Report

Notes to Financial Statements - continued

8. Security Lending - continued

delivered to the Fund on the next business day. If the borrower defaults on its obligation to return the securities loaned because of insolvency or other reasons, a fund could experience delays and costs in recovering the securities loaned or in gaining access to the collateral. Any cash collateral received is invested in the Fidelity Securities Lending Cash Central Fund. The value of loaned securities and cash collateral at period end are disclosed on the Fund's Statement of Assets and Liabilities. Security lending income represents the income earned on investing cash collateral, less fees and expenses associated with the loan, plus any premium payments that may be received on the loan of certain types of securities. Security lending income is presented in the Statement of Operations as a component of interest income from Fidelity Central Funds.

9. Expense Reductions.

FMR voluntarily agreed to reimburse each class to the extent annual operating expenses exceeded certain levels of average net assets as noted in the table below. Some expenses, for example interest expense, including commitment fees, are excluded from this reimbursement.

The following classes were in reimbursement during the period:

	Expense Limitations	Reimbursement from adviser
Class A	1.25%	$ 53,967
Class T	1.50%	33,571
Class B	2.00%	9,442
Class C	2.00%	16,881
Institutional Class	1.00%	19,688
		$ 133,549

Many of the brokers with whom FMR places trades on behalf of the Fund provided services to the Fund in addition to trade execution. These services included payments of certain expenses on behalf of the Fund totaling $1,284 for the period. During the period, credits reduced each class' transfer agent expense as noted in the table below.

Transfer Agent expense reduction
Class A	$ 102
Institutional Class	88
$ 190

Annual Report

10. Other.

The Fund's organizational documents provide former and current trustees and officers with a limited indemnification against liabilities arising in connection with the performance of their duties to the Fund. In the normal course of business, the Fund may also enter into contracts that provide general indemnifications. The Fund's maximum exposure under these arrangements is unknown as this would be dependent on future claims that may be made against the Fund. The risk of material loss from such claims is considered remote.

In December 2006, the Independent Trustees, with the assistance of independent counsel, completed an investigation regarding gifts, gratuities and business entertainment provided by certain brokers to certain individuals who were employed on FMR's domestic equity trading desk during the period 2002 to 2004. The Independent Trustees and FMR agreed that, despite the absence of proof that the Fidelity mutual funds experienced diminished execution quality as a result of the improper receipt of gifts and business entertainment, the conduct at issue was serious and was worthy of redress. Accordingly, the Independent Trustees requested, and FMR agreed to make, a payment of $42 million plus accrued interest, which equaled approximately $7.3 million, to certain Fidelity mutual funds.

In March 2008, the Trustees approved a method for allocating this payment among the funds and, in total, FMR paid the fund $661, which is recorded in the accompanying Statement of Operations.

In a related administrative order dated March 5, 2008, the U.S. Securities and Exchange Commission ("SEC") announced a settlement with FMR and FMR Co., Inc. (an affiliate of FMR) involving the SEC's regulatory rules for investment advisers and the improper receipt of gifts, gratuities and business entertainment. Without admitting or denying the SEC's findings, FMR agreed to pay an $8 million civil penalty to the United States Treasury.

11. Distributions to Shareholders.

Distributions to shareholders of each class were as follows:

Years ended October 31,	2008	2007
From net realized gain
Class A	$ 4,356,510	$ 1,408,419
Class T	2,907,666	1,212,214
Class B	872,761	331,720
Class C	1,452,724	450,108
Institutional Class	1,588,806	218,105
Total	$ 11,178,467	$ 3,620,566

Annual Report

Notes to Financial Statements - continued

12. Share Transactions.

Transactions for each class of shares were as follows:

	Shares		Dollars
Years ended October 31,	2008	2007	2008	2007
Class A
Shares sold	1,938,322	2,380,262	$ 25,081,877	$ 37,600,639
Reinvestment of distributions	278,824	89,257	4,132,165	1,318,328
Shares redeemed	(2,055,820)	(1,160,178)	(25,953,328)	(18,379,503)
Net increase (decrease)	161,326	1,309,341	$ 3,260,714	$ 20,539,464
Class T
Shares sold	406,480	1,090,377	$ 5,205,173	$ 17,098,047
Reinvestment of distributions	189,698	79,731	2,801,832	1,174,441
Shares redeemed	(1,110,546)	(910,726)	(14,265,802)	(14,510,660)
Net increase (decrease)	(514,368)	259,382	$ (6,258,797)	$ 3,761,828
Class B
Shares sold	199,948	234,870	$ 2,416,028	$ 3,643,216
Reinvestment of distributions	52,366	20,325	765,061	297,767
Shares redeemed	(481,445)	(303,968)	(6,047,926)	(4,752,246)
Net increase (decrease)	(229,131)	(48,773)	$ (2,866,837)	$ (811,263)
Class C
Shares sold	244,999	724,458	$ 3,130,670	$ 11,299,990
Reinvestment of distributions	88,900	26,703	1,296,157	390,661
Shares redeemed	(635,791)	(481,747)	(8,055,365)	(7,626,826)
Net increase (decrease)	(301,892)	269,414	$ (3,628,538)	$ 4,063,825
Institutional Class
Shares sold	926,870	1,415,138	$ 12,034,051	$ 22,923,242
Reinvestment of distributions	93,037	10,280	1,382,526	152,355
Shares redeemed	(981,521)	(297,108)	(10,887,168)	(4,778,218)
Net increase (decrease)	38,386	1,128,310	$ 2,529,409	$ 18,297,379

Annual Report

Report of Independent Registered Public Accounting Firm

To the Trustees of Fidelity Advisor Series I and Shareholders of Fidelity Advisor Value Fund:

We have audited the accompanying statement of assets and liabilities of Fidelity Advisor Value Fund (the Fund), a fund of Fidelity Advisor Series I, including the schedule of investments, as of October 31, 2008, and the related statement of operations for the year then ended, the statement of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the four years in the period then ended and for the period from December 23, 2003 (commencement of operations) to October 31, 2004. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund's internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of October 31, 2008, by correspondence with the custodians and brokers; where replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Fidelity Advisor Value Fund as of October 31, 2008, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and its financial highlights for each of the four years in the period then ended and for the period from December 23, 2003 (commencement of operations) to October 31, 2004, in conformity with accounting principles generally accepted in the United States of America.

/s/ Deloitte & Touche LLP

DELOITTE & TOUCHE LLP

Boston, Massachusetts

December 19, 2008

Annual Report

Trustees and Officers

The Trustees Member of the Advisory Board, and executive officers of the trust and funds, as applicable, are listed below. The Board of Trustees governs the fund and is responsible for protecting the interests of shareholders. The Trustees are experienced executives who meet periodically throughout the year to oversee the fund's activities, review contractual arrangements with companies that provide services to the fund, and review the fund's performance. Except for Edward C. Johnson 3d and James C. Curvey, each of the Trustees oversees 220 funds advised by FMR or an affiliate. Messrs. Johnson and Curvey oversee 379 funds advised by FMR or an affiliate.

The Trustees hold office without limit in time except that (a) any Trustee may resign; (b) any Trustee may be removed by written instrument, signed by at least two-thirds of the number of Trustees prior to such removal; (c) any Trustee who requests to be retired or who has become incapacitated by illness or injury may be retired by written instrument signed by a majority of the other Trustees; and (d) any Trustee may be removed at any special meeting of shareholders by a two-thirds vote of the outstanding voting securities of the trust. Each Trustee who is not an interested person (as defined in the 1940 Act) (Independent Trustee), shall retire not later than the last day of the calendar year in which his or her 72nd birthday occurs. The Independent Trustees may waive this mandatory retirement age policy with respect to individual Trustees. The executive officers and Advisory Board Member hold office without limit in time, except that any officer and Advisory Board Member may resign or may be removed by a vote of a majority of the Trustees at any regular meeting or any special meeting of the Trustees. Except as indicated, each individual has held the office shown or other offices in the same company for the past five years.

The fund's Statement of Additional Information (SAI) includes more information about the Trustees. To request a free copy call Fidelity at 1-877-208-0098.

Interested Trustees*:

Correspondence intended for each Trustee who is an interested person may be sent to Fidelity Investments, 82 Devonshire Street, Boston, Massachusetts 02109.

Name, Age; Principal Occupation
Edward C. Johnson 3d (78)

Year of Election or Appointment: 1983

Mr. Johnson is Chairman of the Board of Trustees. Mr. Johnson serves as Chief Executive Officer, Chairman, and a Director of FMR LLC; Chairman and a Director of FMR; Chairman and a Director of Fidelity Research & Analysis Company (FRAC); Chairman and a Director of Fidelity Investments Money Management, Inc.; and Chairman and a Director of FMR Co., Inc. In addition, Mr. Johnson serves as Chairman and Director of FIL Limited. Previously, Mr. Johnson served as President of FMR LLC (2006-2007).

James C. Curvey (73)

Year of Election or Appointment: 2007

Mr. Curvey also serves as Trustee (2007-present) of other investment companies advised by FMR. Mr. Curvey is a Director of FMR and FMR Co., Inc. (2007-present). Mr. Curvey is also Vice Chairman (2006-present) and Director of FMR LLC. In addition, Mr. Curvey serves as an Overseer for the Boston Symphony Orchestra and a member of the Trustees of Villanova University.

* Trustees have been determined to be "Interested Trustees" by virtue of, among other things, their affiliation with the trust or various entities under common control with FMR. FMR Corp. merged with and into FMR LLC on October 1, 2007. Any references to FMR LLC for prior periods are deemed to be references to the prior entity.

Independent Trustees:

Correspondence intended for each Independent Trustee (that is, the Trustees other than the Interested Trustees) may be sent to Fidelity Investments, P.O. Box 55235, Boston, Massachusetts 02205-5235.

Name, Age; Principal Occupation
Dennis J. Dirks (60)

Year of Election or Appointment: 2005

Prior to his retirement in May 2003, Mr. Dirks was Chief Operating Officer and a member of the Board of The Depository Trust & Clearing Corporation (DTCC) (1999-2003). He also served as President, Chief Operating Officer, and Board member of The Depository Trust Company (DTC) (1999-2003) and President and Board member of the National Securities Clearing Corporation (NSCC) (1999-2003). In addition, Mr. Dirks served as a Trustee and a member of the Finance Committee of Manhattan College (2005-2008), and as Chief Executive Officer and Board member of the Government Securities Clearing Corporation (2001-2003) and Chief Executive Officer and Board member of the Mortgage-Backed Securities Clearing Corporation (2001-2003). Mr. Dirks also serves as a Trustee and a member of the Finance Committee of AHRC of Nassau County (2006-present).

Alan J. Lacy (55)

Year of Election or Appointment: 2008

Mr. Lacy serves as Senior Adviser (2007-present) of Oak Hill Capital Partners, L.P. (a private equity firm). Mr. Lacy also served as Chief Executive Officer (2000-2005) and Vice Chairman (2005-2006) of Sears Holdings Corporation and Sears, Roebuck and Co. (retail). In addition, Mr. Lacy serves as a member of the Board of Directors of The Western Union Company (global money transfer, 2006-present) and Bristol-Myers Squibb (global pharmaceuticals, 2007-present). Mr. Lacy is a Trustee of the National Parks Conservation Association and The Field Museum of Natural History.

Ned C. Lautenbach (64)

Year of Election or Appointment: 2000

Mr. Lautenbach is Chairman of the Independent Trustees (2006-present). Mr. Lautenbach is an Advisory Partner of Clayton, Dubilier & Rice, Inc. (private equity investment firm). Previously, Mr. Lautenbach was with the International Business Machines Corporation (IBM) from 1968 until his retirement in 1998. Mr. Lautenbach serves as a Director of Eaton Corporation (diversified industrial) as well as the Philharmonic Center for the Arts in Naples, Florida. He also is a member of the Board of Trustees of Fairfield University (2005-present), as well as a member of the Council on Foreign Relations. Previously, Mr. Lautenbach served as a Director of Sony Corporation (2006-2007).

Joseph Mauriello (64)

Year of Election or Appointment: 2008

Prior to his retirement in January 2006, Mr. Mauriello served in numerous senior management positions including Deputy Chairman and Chief Operating Officer (2004-2005), and Vice Chairman of Financial Services (2002-2004) of KPMG LLP US (professional services firm, 1965-2005). Mr. Mauriello currently serves as a member of the Board of Directors of XL Capital Ltd. (global insurance and re-insurance company, 2006-present) and of Arcadia Resources Inc. (health care services and products, 2007-present). He also served as a Director of the Hamilton Funds of the Bank of New York (2006-2007).

Cornelia M. Small (64)

Year of Election or Appointment: 2005

Ms. Small is a member of the Investment Committee, and Chair (2008-present) and a member of the Board of Trustees of Smith College. Ms. Small also serves on the Investment Committee of the Berkshire Taconic Community Foundation (2008-present). Previously, Ms. Small served as Chairperson of the Investment Committee (2002-2008) of Smith College and as Co-Chair (2000-2003) of the Annual Fund for the Fletcher School of Law and Diplomacy. In addition, she served as Chief Investment Officer, Director of Global Equity Investments, and a member of the Board of Directors of Scudder, Stevens & Clark and Scudder Kemper Investments.

William S. Stavropoulos (69)

Year of Election or Appointment: 2002

Mr. Stavropoulos is Chairman Emeritus of the Board of Directors of The Dow Chemical Company, where he previously served in numerous senior management positions, including President (1993-2000; 2002-2003), CEO (1995-2000; 2002-2004), Chairman of the Executive Committee (2000-2006), and as a member of the Board of Directors (1990-2006). Currently, he is a Director of Teradata Corporation (data warehousing and technology solutions, 2008-present), Chemical Financial Corporation, Maersk Inc. (industrial conglomerate), Tyco International, Inc. (multinational manufacturing and services, 2007-present), and a member of the Advisory Board for Metalmark Capital (private equity investment firm, 2005-present). He is a special advisor to Clayton, Dubilier & Rice, Inc. (private equity investment). In addition, Mr. Stavropoulos is a member of the University of Notre Dame Advisory Council for the College of Science.

David M. Thomas (59)

Year of Election or Appointment: 2008

Previously, Mr. Thomas served as Executive Chairman (2005-2006) and Chairman and Chief Executive Officer (2000-2005) of IMS Health, Inc. (pharmaceutical and healthcare information solutions). In addition, Mr. Thomas serves as a member of the Board of Directors of Fortune Brands, Inc. (consumer products holding company), and Interpublic Group of Companies, Inc. (marketing communication, 2004-present).

Michael E. Wiley (58)

Year of Election or Appointment: 2008

Mr. Wiley also serves as a member of the Board of Trustees of the University of Tulsa (2000-2006; 2007-present). He serves as a Director of Tesoro Corporation (independent oil refiner and marketer, 2005-present), and a Director of Bill Barrett Corporation (exploration and production company, 2005-present). In addition, he also serves as a Director of Post Oak Bank (privately-held bank, 2004-present). Previously, Mr. Wiley served as a Sr. Energy Advisor of Katzenbach Partners, LLC (consulting firm, 2006-2007), as an Advisory Director of Riverstone Holdings (private investment firm), Chairman, President, and CEO of Baker Hughes, Inc. (oilfield services company, 2000-2004), and as Director of Spinnaker Exploration Company (exploration and production company, 2001-2005).

Advisory Board Member and Executive Officers**:

Correspondence intended for each executive officer and Mr. Lynch may be sent to Fidelity Investments, 82 Devonshire Street, Boston, Massachusetts 02109.

Name, Age; Principal Occupation
Peter S. Lynch (64)

Year of Election or Appointment: 2003

Member of the Advisory Board of Fidelity's Equity and High Income Funds. Mr. Lynch is Vice Chairman and a Director of FMR, and Vice Chairman (2001-present) and a Director of FMR Co., Inc. Previously, Mr. Lynch served as a Trustee of the Fidelity funds (1990-2003). In addition, he serves as a Trustee of Boston College and as the Chairman of the Inner-City Scholarship Fund. Previously, Mr. Lynch served on the Special Olympics International Board of Directors (1997-2006).

Kenneth B. Robins (39)

Year of Election or Appointment: 2008

President and Treasurer of Fidelity's Equity and High Income Funds. Mr. Robins is an employee of Fidelity Investments (2004-present). Before joining Fidelity Investments, Mr. Robins worked at KPMG LLP, where he was a partner in KPMG's department of professional practice (2002-2004).

Walter C. Donovan (46)

Year of Election or Appointment: 2007

Vice President of Fidelity's Equity Funds. Mr. Donovan also serves as President of FMR and FMR Co., Inc., and Executive Vice President of Fidelity Investments Money Management, Inc. (2007-present). Previously, Mr. Donovan served as Executive Vice President of FMR and FMR Co., Inc. (2005-2007) and Senior Vice President of FMR (2003-2005) and FMR Co., Inc. (2004-2005).

Bruce T. Herring (43)

Year of Election or Appointment: 2006

Vice President of certain Equity Funds. Mr. Herring also serves as Group Chief Investments Officer of FMR. Previously, Mr. Herring served as a portfolio manager for Fidelity U.S. Equity Funds.

Scott C. Goebel (40)

Year of Election or Appointment: 2008

Secretary and Chief Legal Officer (CLO) of the Fidelity funds. Mr. Goebel also serves as General Counsel, Secretary, and Senior Vice President of FMR (2008-present); Deputy General Counsel of FMR LLC; Chief Legal Secretary of Fidelity Management & Research (Hong Kong) Limited (2008-present) and Assistant Secretary of Fidelity Management & Research (Japan) Inc. (2008-present). Previously, Mr. Goebel served as Assistant Secretary of the Funds (2007-2008) and as Vice President and Secretary of Fidelity Distributors Corporation (FDC) (2005-2007).

John B. McGinty, Jr. (46)

Year of Election or Appointment: 2008

Assistant Secretary of Fidelity's Equity and High Income Funds. Mr. McGinty is an employee of Fidelity Investments (2004-present). Mr. McGinty also serves as Senior Vice President, Secretary, and Chief Legal Officer of [Fidelity Distributors Corporation (FDC)/FDC] (2007-present). Before joining Fidelity Investments, Mr. McGinty practiced law at Ropes & Gray, LLP.

Holly C. Laurent (54)

Year of Election or Appointment: 2008

Anti-Money Laundering (AML) Officer of the Fidelity funds. Ms. Laurent is an employee of Fidelity Investments. Previously, Ms. Laurent was Senior Vice President and Head of Legal for Fidelity Business Services India Pvt. Ltd. (2006-2008), Senior Vice President, Deputy General Counsel and Group Head for FMR LLC (2005-2006).

Christine Reynolds (50)

Year of Election or Appointment: 2008

Chief Financial Officer of the Fidelity funds. Ms. Reynolds became President of Fidelity Pricing and Cash Management Services (FPCMS) in August 2008. She served as Chief Operating Officer of FPCMS from 2007 through July 2008. Previously, Ms. Reynolds served as President, Treasurer, and Anti-Money Laundering officer of the Fidelity funds (2004-2007). Before joining Fidelity Investments, Ms. Reynolds worked at PricewaterhouseCoopers LLP (PwC) (1980-2002), where she was an audit partner with PwC's investment management practice.

Kenneth A. Rathgeber (61)

Year of Election or Appointment: 2004

Chief Compliance Officer of Fidelity's Equity and High Income Funds. Mr. Rathgeber is Chief Compliance Officer of Fidelity Management & Research (Hong Kong) Limited (2008-present), Fidelity Management & Research (Japan) Inc. (2008-present), FMR (2005-present), FMR Co., Inc. (2005-present), Fidelity Management & Research (U.K.) Inc. (2005-present), Fidelity Research & Analysis Company (2005-present), Fidelity Investments Money Management, Inc. (2005-present), and Strategic Advisers, Inc. (2005-present).

Bryan A. Mehrmann (47)

Year of Election or Appointment: 2005

Deputy Treasurer of the Fidelity funds. Mr. Mehrmann is an employee of Fidelity Investments. Previously, Mr. Mehrmann served as Vice President of Fidelity Investments Institutional Services Group (FIIS)/Fidelity Investments Institutional Operations Corporation, Inc. (FIIOC) Client Services (1998-2004).

Adrien E. Deberghes (41)

Year of Election or Appointment: 2008

Deputy Treasurer of Fidelity's Equity and High Income Funds. Mr. Deberghes is an employee of Fidelity Investments (2008-present). Previously, Mr. Deberghes served as Senior Vice President of Mutual Fund Administration at State Street Corporation (2007-2008), Senior Director of Mutual Fund Administration at Investors Bank & Trust (2005-2007), and Director of Finance for Dunkin' Brands (2000-2005).

Robert G. Byrnes (41)

Year of Election or Appointment: 2005

Assistant Treasurer of the Fidelity funds. Mr. Byrnes is an employee of Fidelity Investments (2005-present). Previously, Mr. Byrnes served as Vice President of Fidelity Pricing and Cash Management Services (FPCMS) (2003-2005). Before joining Fidelity Investments, Mr. Byrnes worked at Deutsche Asset Management where he served as Vice President of the Investment Operations Group (2000-2003).

Peter L. Lydecker (54)
Year of Election or Appointment: 2004 Assistant Treasurer of the Fidelity funds. Mr. Lydecker is an employee of Fidelity Investments.
Paul M. Murphy (61)

Year of Election or Appointment: 2007

Assistant Treasurer of the Fidelity funds. Mr. Murphy is an employee of Fidelity Investments (2007-present). Previously, Mr. Murphy served as Chief Financial Officer of the Fidelity Funds (2005-2006), Vice President and Associate General Counsel of FMR (2007), and Senior Vice President of Fidelity Pricing and Cash Management Services (FPCMS) (1994-2007).

Gary W. Ryan (50)

Year of Election or Appointment: 2005

Assistant Treasurer of the Fidelity funds. Mr. Ryan is an employee of Fidelity Investments. Previously, Mr. Ryan served as Vice President of Fund Reporting in Fidelity Pricing and Cash Management Services (FPCMS) (1999-2005).

** FMR Corp. merged with and into FMR LLC on October 1, 2007. Any references to FMR LLC for prior periods are deemed to be references to the prior entity.

Annual Report

Distributions (Unaudited)

Class A designates 100% of the dividend distributed in December 2007 as qualifying for the dividends-received deduction for corporate shareholders.

Class A designates 100% of the dividend distributed in December 2007 as amounts which may be taken into account as a dividend for purposes of the maximum rate under section 1(h)(11) of the Internal Revenue Code.

The fund will notify shareholders in January 2009 of amounts for use in preparing 2008 income tax returns.

Annual Report

Proxy Voting Results

A special meeting of the fund's shareholders was held on June 18, 2008. The results of votes taken among shareholders on the proposals before them are reported below. Each vote reported represents one dollar of net asset value held on the record date for the meeting.

PROPOSAL 1
To elect a Board of Trustees.A
	# of Votes	% of Votes
James C. Curvey
Affirmative	25,533,645,076.55	95.758
Withheld	1,131,045,213.53	4.242
TOTAL	26,664,690,290.08	100.000
Dennis J. Dirks
Affirmative	25,686,005,364.53	96.330
Withheld	978,684,925.55	3.670
TOTAL	26,664,690,290.08	100.000
Edward C. Johnson 3d
Affirmative	25,589,947,163.14	95.969
Withheld	1,074,743,126.94	4.031
TOTAL	26,664,690,290.08	100.000
Alan J. Lacy
Affirmative	25,669,138,246.63	96.266
Withheld	995,552,043.45	3.734
TOTAL	26,664,690,290.08	100.000
Ned C. Lautenbach
Affirmative	25,672,946,891.13	96.281
Withheld	991,743,398.95	3.719
TOTAL	26,664,690,290.08	100.000
Joseph Mauriello
Affirmative	25,675,331,192.42	96.290
Withheld	989,359,097.66	3.710
TOTAL	26,664,690,290.08	100.000
Cornelia M. Small
Affirmative	25,677,299,164.74	96.297
Withheld	987,391,125.34	3.703
TOTAL	26,664,690,290.08	100.000
	# of Votes	% of Votes
William S. Stavropoulos
Affirmative	25,644,596,204.07	96.174
Withheld	1,020,094,086.01	3.826
TOTAL	26,664,690,290.08	100.000
David M. Thomas
Affirmative	25,683,151,595.87	96.319
Withheld	981,538,694.21	3.681
TOTAL	26,664,690,290.08	100.000
Michael E. Wiley
Affirmative	25,681,657,144.60	96.313
Withheld	983,033,145.48	3.687
TOTAL	26,664,690,290.08	100.000
PROPOSAL 2
To amend the Declaration of Trust of Fidelity Advisor Series I to reduce the required quorum for future shareholder meetings.A
	# of Votes	% of Votes
Affirmative	14,366,154,116.59	53.877
Against	3,894,779,838.51	14.607
Abstain	853,635,309.57	3.201
Broker Non-Votes	7,550,121,025.41	28.315
TOTAL	26,664,690,290.08	100.000
PROPOSAL 4

To approve an amended management contract for Fidelity Advisor Value Fund that includes adding a performance adjustment component to the management fee and giving the Trustees the authority to change the fund's performance adjustment index going forward, without a shareholder vote, subject to applicable law.

	# of Votes	% of Votes
Affirmative	65,428,627.57	67.515
Against	13,222,680.63	13.644
Abstain	3,574,955.12	3.689
Broker Non-Votes	14,683,601.31	15.152
TOTAL	96,909,864.63	100.000

A Denotes trust-wide proposal and voting results.

Annual Report

Board Approval of Investment Advisory Contracts and Management Fees

Advisor Value Fund

Each year, typically in July, the Board of Trustees, including the Independent Trustees (together, the Board), votes on the renewal of the management contract and sub-advisory agreements (together, the Advisory Contracts) for the fund. The Board, assisted by the advice of fund counsel and Independent Trustees' counsel, requests and considers a broad range of information throughout the year.

The Board meets regularly and, acting directly and through its separate committees, requests and receives information concerning, and considers at each of its meetings factors that are relevant to, its annual consideration of the renewal of the fund's Advisory Contracts, including the services and support provided to the fund and its shareholders. At the time of the renewal, the Board had 12 standing committees, each composed of Independent Trustees with varying backgrounds, to which the Board has assigned specific subject matter responsibilities in order to enhance effective decision-making by the Board. Each committee has a written charter outlining the structure and purposes of the committee. The Board also meets as needed to consider matters specifically related to the Board's annual consideration of the renewal of Advisory Contracts.

At its July 2008 meeting, the Board of Trustees, including the Independent Trustees, unanimously determined to renew the fund's Advisory Contracts. In reaching its determination, the Board considered all factors it believed relevant, including (i) the nature, extent, and quality of the services to be provided to the fund and its shareholders (including the investment performance of the fund); (ii) the competitiveness of the fund's management fee and total expenses; (iii) the total costs of the services to be provided by and the profits to be realized by Fidelity from its relationship with the fund; (iv) the extent to which economies of scale would be realized as the fund grows; and (v) whether fee levels reflect these economies of scale, if any, for the benefit of fund shareholders. The Board also approved agreements with foreign sub-advisers Fidelity Management & Research (Japan) Inc. and Fidelity Management & Research (Hong Kong) Limited, as well as amendments to the fund's agreement with Fidelity Management & Research (U.K.) Inc.

In considering whether to renew the Advisory Contracts for the fund, the Board ultimately reached a determination, with the assistance of fund counsel and Independent Trustees' counsel and through the exercise of its business judgment, that the renewal of the Advisory Contracts and the compensation to be received by Fidelity under the management contract is consistent with Fidelity's fiduciary duty under applicable law. The Board's decision to renew the Advisory Contracts was not based on any single factor noted above, but rather was based on a comprehensive consideration of all the information provided to the Board at its meetings throughout the year. The Board, in reaching its determination to renew the Advisory Contracts, is aware that shareholders in the fund have a broad range of investment choices available to them, including a wide choice among mutual funds offered by competitors to Fidelity, and that the fund's shareholders, with the opportunity to review and weigh the disclosure provided by the fund in its prospectus and other public disclosures, have chosen to invest in this fund, managed by Fidelity.

Annual Report

Nature, Extent, and Quality of Services Provided. The Board considered staffing within the investment adviser, FMR, and the sub-advisers (together, the Investment Advisers), including the backgrounds of the fund's investment personnel and the fund's investment objective and discipline. The Independent Trustees also had discussions with senior management of Fidelity's investment operations and investment groups. The Board considered the structure of the portfolio manager compensation program and whether this structure provides appropriate incentives.

Resources Dedicated to Investment Management and Support Services. The Board reviewed the size, education, and experience of the Investment Advisers' investment staff, their use of technology, and the Investment Advisers' approach to recruiting, training, and retaining portfolio managers and other research, advisory, and management personnel. The Board noted that Fidelity's analysts have access to a variety of technological tools that enable them to perform both fundamental and quantitative analysis and to specialize in various disciplines. The Board considered Fidelity's extensive global research capabilities that enable the Investment Advisers to aggregate data from various sources in an effort to produce positive investment results. The Board also considered that Fidelity's portfolio managers and analysts have access to daily portfolio attribution that allows for monitoring of a fund's portfolio, as well as an electronic communication system that provides immediate real-time access to research concerning issuers and credit enhancers.

Shareholder and Administrative Services. The Board considered (i) the nature, extent, quality, and cost of advisory, administrative, distribution, and shareholder services performed by the Investment Advisers and their affiliates under the Advisory Contracts and under separate agreements covering transfer agency, pricing and bookkeeping, and securities lending services for the fund; (ii) the nature and extent of the Investment Advisers' supervision of third party service providers, principally custodians and subcustodians; and (iii) the resources devoted to, and the record of compliance with, the fund's compliance policies and procedures. The Board also reviewed the allocation of fund brokerage, including allocations to brokers affiliated with the Investment Advisers, the use of brokerage commissions to pay fund expenses, and the use of "soft" commission dollars to pay for research services. The Board further considered that Fidelity voluntarily pays for market data out of its own resources.

The Board noted that the growth of fund assets across the complex allows Fidelity to reinvest in the development of services designed to enhance the value or convenience of the Fidelity funds as investment vehicles. These services include 24-hour access to account information and market information through phone representatives and over the Internet, and investor education materials and asset allocation tools.

Annual Report

Board Approval of Investment Advisory Contracts and
Management Fees - continued

Investment in a Large Fund Family. The Board considered the benefits to shareholders of investing in a Fidelity fund, including the benefits of investing in a fund that is part of a large family of funds offering a variety of investment disciplines and providing for a large variety of mutual fund investor services. For example, fund shareholders are offered the privilege of exchanging shares of the fund for shares of other Fidelity funds, as set forth in the fund's prospectus, without paying a sales charge. The Board noted that Fidelity has taken a number of actions over the previous year that benefited particular funds, including (i) dedicating additional resources to investment research and to restructure the investment research teams; (ii) contractually agreeing to reduce the management fees on Fidelity's Institutional Money Market Funds and launching Class IV and Institutional Class of certain of these funds; (iii) reducing the transfer agent fees for the Fidelity Select Portfolios and Investor Class of the VIP funds; and (iv) launching Class K of 29 equity funds as a lower-fee class available to certain employer-sponsored retirement plans.

Investment Performance. The Board considered whether the fund has operated within its investment objective, as well as its record of compliance with its investment restrictions. It also reviewed the fund's absolute investment performance for each class, as well as the fund's relative investment performance for each class measured against (i) a broad-based securities market index, and (ii) a peer group of mutual funds deemed appropriate by the Board over multiple periods. Because the fund had been in existence less than five calendar years, the following charts considered by the Board show, over the one- and three-year periods ended December 31, 2007, the cumulative total returns of Institutional Class (Class I) and Class C of the fund, the cumulative total returns of a broad-based securities market index ("benchmark"), and a range of cumulative total returns of a peer group of mutual funds identified by Morningstar, Inc. as having an investment style similar to that of the fund based on underlying portfolio holdings. The returns of Institutional Class (Class I) and Class C show the performance of the highest and lowest performing classes, respectively (based on three-year performance). The box within each chart shows the 25th percentile return (bottom of box) and the 75th percentile return (top of box) of the peer group. Returns shown above the box are in the first quartile and returns shown below the box are in the fourth quartile. The percentage beaten numbers noted below each chart correspond to the percentile box and represent the percentage of funds in the peer group whose performance was equal to or lower than that of the class indicated.

Annual Report

Advisor Value Fund

The Board reviewed the fund's relative investment performance against its peer group and stated that the performance of Institutional Class (Class I) of the fund was in the second quartile for all the periods shown. The Board also stated that the investment performance of Institutional Class (Class I) of the fund compared favorably to its benchmark for the one-year period, although the fund's three-year cumulative total return was lower than its benchmark. The Board considered that the variations in performance among the fund's classes reflect the variations in class expenses, which result in lower performance for higher expense classes.

The Board considered that FMR has taken steps to refocus and strengthen equity research, equity portfolio management, and compliance.

Based on its review, and giving particular weight to the nature and quality of the resources dedicated by the Investment Advisers to maintain and improve relative performance, the Board concluded that the nature, extent, and quality of the services provided to the fund will benefit the fund's shareholders, particularly in light of the Board's view that the fund's shareholders benefit from investing in a fund that is part of a large family of funds offering a variety of investment disciplines and services.

Competitiveness of Management Fee and Total Fund Expenses. The Board considered the fund's management fee and total expenses compared to "mapped groups" of competitive funds and classes. Fidelity creates "mapped groups" by combining similar Lipper investment objective categories that have comparable management fee characteristics. Combining Lipper investment objective categories aids the Board's management fee and total expense comparisons by broadening the competitive group used for comparison and by reducing the number of universes to which various Fidelity funds are compared. The Board also considered supplemental information about how the fund's management fee and total expenses ranked relative to groups based on Lipper classifications, which take into account a fund's market capitalization and style.

Annual Report

Board Approval of Investment Advisory Contracts and
Management Fees - continued

The Board considered two proprietary management fee comparisons for the 12-month (or shorter) periods shown in the chart below. The group of Lipper funds used by the Board for management fee comparisons is referred to below as the "Total Mapped Group." The Total Mapped Group comparison focuses on a fund's standing relative to the total universe of comparable funds available to investors, in terms of gross management fees before expense reimbursements or caps. "TMG %" represents the percentage of funds in the Total Mapped Group that had management fees that were lower than the fund's. For example, a TMG % of 9% means that 91% of the funds in the Total Mapped Group had higher management fees than the fund. The "Asset-Size Peer Group" (ASPG) comparison focuses on a fund's standing relative to non-Fidelity funds similar in size to the fund within the Total Mapped Group. The ASPG represents at least 15% of the funds in the Total Mapped Group with comparable asset size and management fee characteristics, subject to a minimum of 50 funds (or all funds in the Total Mapped Group if fewer than 50). Additional information, such as the ASPG quartile in which the fund's management fee ranked, is also included in the chart and considered by the Board.

Advisor Value Fund

The Board noted that the fund's management fee ranked below the median of its Total Mapped Group and below the median of its ASPG for 2007.

Annual Report

In connection with the renewal of the fund's management contract, the Board also approved a non-material amendment to the fund's management contract to correct a typographical error in the group fee schedule.

Furthermore, the Board considered that, on June 18, 2008, after the periods shown in the chart above, shareholders approved an amended management contract for the fund that will add a performance adjustment component to the management fee paid by the fund (that is, the fund's management fee will be subject to upward or downward adjustment depending upon whether, and to what extent, the fund's investment performance for the performance period exceeds, or is exceeded by, the record (over the same period) of a Board-approved performance adjustment index). The performance period for the fund commenced on July 1, 2008. Starting with the twelfth month, the performance adjustment takes effect.

Based on its review, the Board concluded that the fund's management fee was fair and reasonable in light of the services that the fund receives and the other factors considered.

In its review of each class's total expenses, the Board considered the fund's management fee as well as other fund or class expenses, as applicable, such as transfer agent fees, pricing and bookkeeping fees, fund-paid 12b-1 fees, and custodial, legal, and audit fees. The Board also noted the effects of any waivers and reimbursements on fees and expenses. As part of its review, the Board also considered current and historical total expenses of each class of the fund compared to competitive fund median expenses. Each class of the fund is compared to those funds and classes in the Total Mapped Group (used by the Board for management fee comparisons) that have a similar sales load structure.

The Board noted that the total expenses of each of Class A, Class B, and Institutional Class ranked below its competitive median for 2007, the total expenses of Class C ranked equal to its competitive median for 2007, and the total expenses of Class T ranked above its competitive median for 2007. The Board considered that the total expenses for Class T were above the median primarily because its 12b-1 fee is higher than the typical front-end load class. The Board noted that the fund offers multiple classes, each of which has a different sales load and 12b-1 fee structure, and that the multiple structures are intended to offer a range of pricing options for the intermediary market. The Board also noted that the total expenses of the classes vary primarily by the level of their 12b-1 fees, although differences in transfer agent fees may also cause expenses to vary from class to class.

In its review of total expenses, the Board also considered Fidelity fee structures and other information on clients that FMR and its affiliates service in other competitive markets, such as other mutual funds advised or subadvised by FMR or its affiliates, pension plan clients, and other institutional clients.

Annual Report

Board Approval of Investment Advisory Contracts and
Management Fees - continued

Based on its review, the Board concluded that the total expenses of each class of the fund were reasonable, although in one case above the median of the universe presented for comparison, in light of the services that the fund and its shareholders receive and the other factors considered.

Costs of the Services and Profitability. The Board considered the revenues earned and the expenses incurred by Fidelity in conducting the business of developing, marketing, distributing, managing, administering and servicing the fund and its shareholders. The Board also considered the level of Fidelity's profits in respect of all the Fidelity funds.

On an annual basis, FMR presents to the Board Fidelity's profitability for the fund. Fidelity calculates the profitability for each fund, as well as aggregate profitability for groups of Fidelity funds and all Fidelity funds, using a series of detailed revenue and cost allocation methodologies which originate with the audited books and records of Fidelity. The Audit Committee of the Board reviews any significant changes from the prior year's methodologies.

PricewaterhouseCoopers LLP (PwC), independent registered public accounting firm and auditor to Fidelity and certain Fidelity funds, has been engaged annually by the Board as part of the Board's assessment of the results of Fidelity's profitability analysis. PwC's engagement includes the review and assessment of Fidelity's methodologies used in determining the revenues and expenses attributable to Fidelity's mutual fund business, and completion of agreed-upon procedures surrounding the mathematical accuracy of fund profitability and its conformity to allocation methodologies. After considering PwC's reports issued under the engagement and information provided by Fidelity, the Board believes that while other allocation methods may also be reasonable, Fidelity's profitability methodologies are reasonable in all material respects.

The Board has also reviewed Fidelity's non-fund businesses and any fall-out benefits related to the mutual fund business as well as cases where Fidelity's affiliates may benefit from or be related to the fund's business.

The Board considered the costs of the services provided by and the profits realized by Fidelity in connection with the operation of the fund and determined that the amount of profit is a fair entrepreneurial profit for the management of the fund.

Economies of Scale. The Board considered whether there have been economies of scale in respect of the management of the Fidelity funds, whether the Fidelity funds (including the fund) have appropriately benefited from any such economies of scale, and whether there is potential for realization of any further economies of scale. The Board considered the extent to which the fund will benefit from economies of scale through increased services to the fund, through waivers or reimbursements, or through fee or expense reductions.

Annual Report

The Board recognized that the fund's management contract incorporates a "group fee" structure, which provides for lower group fee rates as total fund assets under FMR's management increase, and for higher group fee rates as total fund assets under FMR's management decrease. FMR determines the group fee rates based on a tiered asset "breakpoint" schedule. The Board considered that the group fee is designed to deliver the benefits of economies of scale to fund shareholders when total fund assets increase, even if assets of any particular fund are unchanged or have declined, because some portion of Fidelity's costs are attributable to services provided to all Fidelity funds, and all funds benefit if those costs can be allocated among more assets. The Board concluded that, given the group fee structure, fund shareholders will achieve a certain level of economies of scale as assets under FMR's management increase at the fund complex level, regardless of whether Fidelity achieves any such economies of scale.

The Board further concluded that any potential economies of scale are being shared between fund shareholders and Fidelity in an appropriate manner.

Additional Information Requested by the Board. In order to develop fully the factual basis for consideration of the Fidelity funds' Advisory Contracts, the Board requested and received additional information on certain topics, including (i) fund performance trends and actions to be taken by FMR to improve certain funds' overall performance; (ii) portfolio manager changes that have occurred during the past year; (iii) Fidelity's fund profitability methodology, the profitability of certain fund service providers, and profitability trends for certain funds; (iv) Fidelity's compensation structure for portfolio managers and key personnel, including its effects on fund profitability and the extent to which portfolio manager compensation is linked to fund performance; (v) Fidelity's fee structures and rationale for recommending different fees among categories of funds; and (vi) Fidelity's rationale for recommending which funds should have a performance adjustment component as part of their management fees.

Based on its evaluation of all of the conclusions noted above, and after considering all material factors, the Board ultimately concluded that the advisory fee structures are fair and reasonable, and that the fund's Advisory Contracts should be renewed.

Annual Report

Investment Adviser

Fidelity Management & Research Company
Boston, MA

Investment Sub-Advisers

FMR Co., Inc.

Fidelity Management & Research
(U.K.) Inc.

Fidelity Research & Analysis Company

Fidelity Investments Japan Limited

FIL Investment Advisors

FIL Investment Advisors (U.K.) Ltd.

Fidelity Management & Research
(Hong Kong) Limited

Fidelity Management & Research
(Japan) Inc.

General Distributor

Fidelity Distributors Corporation

Boston, MA

Transfer and Service Agents

Fidelity Investments Institutional Operations Company, Inc.

Boston, MA

Fidelity Service Company, Inc.

Boston, MA

Custodian

Mellon Bank, N.A.

Pittsburgh, PA

FAV-UANN-1208
1.809012.104

(Fidelity Investment logo)(registered trademark)
Fidelity® Advisor

Value

Fund - Institutional Class

Annual Report

October 31, 2008

(2_fidelity_logos) (Registered_Trademark)

Contents

Chairman's Message	<Click Here>	Ned Johnson's message to shareholders.
Performance	<Click Here>	How the fund has done over time.
Management's Discussion	<Click Here>	The manager's review of fund performance, strategy and outlook.
Shareholder Expense Example	<Click Here>	An example of shareholder expenses.
Investment Changes	<Click Here>	A summary of major shifts in the fund's investments over the past six months.
Investments	<Click Here>	A complete list of the fund's investments with their market values.
Financial Statements	<Click Here>	Statements of assets and liabilities, operations, and changes in net assets, as well as financial highlights.
Notes	<Click Here>	Notes to the financial statements.
Report of Independent Registered Public Accounting Firm	<Click Here>
Trustees and Officers	<Click Here>
Distributions	<Click Here>
Proxy Voting Results	<Click Here>
Board Approval of Investment Advisory Contracts and Management Fees	<Click Here>

To view a fund's proxy voting guidelines and proxy voting record for the 12-month period ended June 30, visit http://www.fidelity.com (search for "proxy voting guidelines") or visit the Securities and Exchange Commission's (SEC) web site at http://www.sec.gov. You may also call 1-877-208-0098 to request a free copy of the proxy voting guidelines.

Standard & Poor's, S&P and S&P 500 are registered service marks of The McGraw-Hill Companies, Inc. and have been licensed for use by Fidelity Distributors Corporation.

Other third party marks appearing herein are the property of their respective owners.

All other marks appearing herein are registered or unregistered trademarks or service marks of FMR LLC or an affiliated company.

Annual Report

This report and the financial statements contained herein are submitted for the general information of the shareholders of the fund. This report is not authorized for distribution to prospective investors in the fund unless preceded or accompanied by an effective prospectus.

A fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. Forms N-Q are available on the SEC's web site at http://www.sec.gov. A fund's Forms N-Q may be reviewed and copied at the SEC's Public Reference Room in Washington, DC. Information regarding the operation of the SEC's Public Reference Room may be obtained by calling 1-800-SEC-0330. For a complete list of a fund's portfolio holdings, view the most recent holdings listing, semiannual report, or annual report on Fidelity's web site at http://www.fidelity.com or http://www.advisor.fidelity.com, as applicable.

NOT FDIC INSURED · MAY LOSE VALUE · NO BANK GUARANTEE

Neither the fund nor Fidelity Distributors Corporation is a bank.

Annual Report

Chairman's Message

(photo_of_Edward_C_Johnson_3d)

Dear Shareholder:

Turmoil has been the watchword for the world's securities markets in 2008, with domestic and international stocks down sharply amid the global credit squeeze. A flight to quality boosted returns for U.S. Treasuries, one of the few asset classes with positive results heading into the latter stages of the year. Financial markets are always unpredictable, but there are a number of time-tested principles that can put the historical odds in your favor.

One of the basic tenets is to invest for the long term. Over time, riding out the markets' inevitable ups and downs has proven much more effective than selling into panic or chasing the hottest trend. Even missing only a few of the markets' best days can significantly diminish investor returns. Patience also affords the benefits of compounding - of earning interest on additional income or reinvested dividends and capital gains. There are tax advantages and cost benefits to consider as well. The more you sell, the more taxes you pay, and the more you trade, the higher the costs. While staying the course doesn't eliminate risk, it can considerably lessen the effect of short-term declines.

You can further manage your investing risk through diversification. And today, more than ever, geographic diversification should be taken into account. Studies indicate that asset allocation is the single most important determinant of a portfolio's long-term success. The right mix of stocks, bonds and cash - aligned to your particular risk tolerance and investment objective - is very important. Age-appropriate rebalancing is also an essential aspect of asset allocation. For younger investors, an emphasis on equities - which historically have been the best-performing asset class over time - is encouraged. As investors near their specific goal, such as retirement or sending a child to college, consideration may be given to replacing volatile assets (e.g. common stocks) with more-stable fixed investments (bonds or savings plans).

A third investment principle - investing regularly - can help lower the average cost of your purchases. Investing a certain amount of money each month or quarter helps ensure you won't pay for all your shares at market highs. This strategy - known as dollar cost averaging - also reduces unconstructive "emotion" from investing, helping shareholders avoid selling weak performers just prior to an upswing, or chasing a hot performer just before a correction.

We invite you to contact us via the Internet, through our Investor Centers or over the phone. It is our privilege to provide you the information you need to make the investments that are right for you.

Sincerely,

/s/Edward C. Johnson 3d

Edward C. Johnson 3d

Annual Report

Performance: The Bottom Line

Average annual total return reflects the change in the value of an investment, assuming reinvestment of the class' dividend income and capital gains (the profits earned upon the sale of securities that have grown in value, if any) and assuming a constant rate of performance each year. The $10,000 table and the fund's returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. During periods of reimbursement by Fidelity, a fund's total return will be greater than it would be had the reimbursement not occurred. How a fund did yesterday is no guarantee of how it will do tomorrow.

Average Annual Total Returns

Periods ended October 31, 2008	Past 1 year	Life of fund A
Institutional Class	-46.27%	-1.22%

A From December 23, 2003.

$10,000 Over Life of Fund

Let's say hypothetically that $10,000 was invested in Fidelity® Advisor Value Fund - Institutional Class on December 23, 2003, when the fund started. The chart shows how the value of your investment would have changed, and also shows how the Russell Midcap® Value Index performed over the same period.

Annual Report

Management's Discussion of Fund Performance

Comments from Richard Fentin, Portfolio Manager of Fidelity® Advisor Value Fund

The U.S. equity markets quaked under the rising pressure of a global credit crisis during the 12 months ending October 31, 2008. As home values sunk, credit availability decreased and liquidity became increasingly scarce, the Standard & Poor's 500SM Index fell 36.10%. All 10 sectors in the S&P 500® were negative, led by a roughly 52% decline in financials. Information technology and materials both fell more than 40%, while the historically defensive consumer staples and health care sectors performed the best, dropping slightly more than 11% and 23%, respectively. In the last two months of the period, the U.S. economy took a turn for the worse, as several large financial institutions went bankrupt, were forced into acquisitions or were taken over by the U.S. government. The Federal Reserve Board facilitated many of these and other transactions, and also lowered the federal funds target rate twice in October, on top of the other rate cuts during the year, leaving it at 1.00%. The markets continued to perform erratically, however, and the U.S. unemployment rate reached a 14-year high in the last month of the period. The Dow Jones Industrial AverageSM declined 31.24% for the 12-month period - including its worst single-day point loss in September - while the technology-heavy NASDAQ Composite® Index dropped 39.35%.

During the past year, the fund's Class A, Class T, Class B and Class C shares declined 46.38%, 46.50%, 46.75% and 46.78%, respectively (excluding sales charges), underperforming the 38.83% loss of the Russell Midcap® Value Index. Financial stocks were a big factor behind the fund's relative underperformance, including out-of-index holdings in housing lenders Fannie Mae and Freddie Mac, banking giant Wachovia, insurer American International Group (AIG) and investment banking firm Lehman Brothers. Early on, underweighting oil producer Hess was costly, while owning non-index refiner Valero Energy hurt when high input prices squeezed its profit margins. In materials, not owning U.S. Steel detracted. Underweighting utilities, along with some weak picks in that sector, were negatives, as was a holding in upscale retailer Williams-Sonoma. On the positive side, the fund's cash position was a significant contributor, as was overweighting health care, including non-index drug maker Alpharma. In the beleaguered financials area, underweighting insurers XL Capital and Genworth Financial and not owning banking firm Washington Mutual provided a boost, while an out-of-index stake in JPMorgan Chase held up well. Elsewhere, underweighting Ford paid off when the auto industry came under pressure. A number of these stocks were not held at period end.

During the past year, the fund's Institutional Class shares declined 46.27%, underperforming the 38.83% loss of the Russell Midcap® Value Index. Financial stocks were a big factor behind the fund's relative underperformance, including out-of-index holdings in housing lenders Fannie Mae and Freddie Mac, banking giant Wachovia, insurer American International Group (AIG) and investment banking firm Lehman Brothers. Early on, underweighting oil producer Hess was costly, while owning non-index refiner Valero Energy hurt when high input prices squeezed its profit margins. In materials, not owning U.S. Steel detracted. Underweighting utilities, along with some weak picks in that sector, were negatives, as was a holding in upscale retailer Williams-Sonoma. On the positive side, the fund's cash position was a significant contributor, as was overweighting health care, including non-index drug maker Alpharma. In the beleaguered financials area, underweighting insurers XL Capital and Genworth Financial and not owning banking firm Washington Mutual provided a boost, while an out-of-index stake in JPMorgan Chase held up well. Elsewhere, underweighting Ford paid off when the auto industry came under pressure. A number of these stocks were not held at period end.

Annual Report

The views expressed above reflect those of the portfolio manager(s) only through the end of the period as stated on the cover of this report and do not necessarily represent the views of Fidelity or any other person in the Fidelity organization. Any such views are subject to change at any time based upon market or other conditions and Fidelity disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Fidelity fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Fidelity fund.

Annual Report

Shareholder Expense Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments or redemption proceeds, and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (May 1, 2008 to October 31, 2008).

Actual Expenses

The first line of the accompanying table for each class of the Fund provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000.00 (for example, an $8,600 account value divided by $1,000.00 = 8.6), then multiply the result by the number in the first line for a class of the Fund under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period. In addition, the Fund, as a shareholder in the underlying Fidelity Central Funds, will indirectly bear its pro rata share of the fees and expenses incurred by the underlying Fidelity Central Funds. These fees and expenses are not included in the Fund's annualized expense ratio used to calculate the expense estimate in the table below.

Hypothetical Example for Comparison Purposes

The second line of the accompanying table for each class of the Fund provides information about hypothetical account values and hypothetical expenses based on a Class' actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Class' actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. In addition, the Fund, as a shareholder in the underlying Fidelity Central Funds, will indirectly bear its pro rata share of the fees and expenses incurred by the underlying Fidelity Central Funds. These fees and expenses are not included in the Fund's annualized expense ratio used to calculate the expense estimate in the table below.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

Annual Report

	Annualized Expense Ratio	Beginning Account Value May 1, 2008	Ending Account Value October 31, 2008	Expenses Paid During Period* May 1, 2008 to October 31, 2008
Class A	1.25%
Actual		$ 1,000.00	$ 608.90	$ 5.06
HypotheticalA		$ 1,000.00	$ 1,018.85	$ 6.34
Class T	1.50%
Actual		$ 1,000.00	$ 608.20	$ 6.06
HypotheticalA		$ 1,000.00	$ 1,017.60	$ 7.61
Class B	2.00%
Actual		$ 1,000.00	$ 606.70	$ 8.08
HypotheticalA		$ 1,000.00	$ 1,015.08	$ 10.13
Class C	2.00%
Actual		$ 1,000.00	$ 606.60	$ 8.08
HypotheticalA		$ 1,000.00	$ 1,015.08	$ 10.13
Institutional Class	1.00%
Actual		$ 1,000.00	$ 609.20	$ 4.04
HypotheticalA		$ 1,000.00	$ 1,020.11	$ 5.08

A 5% return per year before expenses

* Expenses are equal to each Class' annualized expense ratio, multiplied by the average account value over the period, multiplied by 184/366 (to reflect the one-half year period).

Annual Report

Investment Changes (Unaudited)

Top Ten Stocks as of October 31, 2008
	% of fund's net assets	% of fund's net assets 6 months ago
Allied Waste Industries, Inc.	1.6	1.1
Sysco Corp.	1.4	0.9
JPMorgan Chase & Co.	1.3	0.8
Avon Products, Inc.	1.3	1.2
Capital One Financial Corp.	1.2	0.7
Zions Bancorp	1.2	0.5
Bank of America Corp.	1.1	0.5
H&R Block, Inc.	1.1	0.6
Xerox Corp.	1.1	1.1
Marsh & McLennan Companies, Inc.	1.1	0.6
	12.4
Top Five Market Sectors as of October 31, 2008
	% of fund's net assets	% of fund's net assets 6 months ago
Consumer Discretionary	21.3	19.5
Financials	20.4	18.5
Information Technology	15.7	15.8
Industrials	12.6	10.9
Utilities	7.8	8.0
Asset Allocation (% of fund's net assets)
As of October 31, 2008*		As of April 30, 2008**
	Stocks and Investment Companies 98.7%		Stocks and Investment Companies 98.6%
	Convertible Securities 1.2%		Convertible Securities 0.6%
	Short-Term Investments and Net Other Assets 0.1%		Short-Term Investments and Net Other Assets 0.8%
* Foreign investments	9.1%	** Foreign investments	9.2%

Annual Report

Investments October 31, 2008

Showing Percentage of Net Assets

Common Stocks - 98.3%
	Shares	Value
CONSUMER DISCRETIONARY - 21.0%
Auto Components - 1.1%
ArvinMeritor, Inc. (d)	12,900	$ 76,368
Gentex Corp.	10,051	96,389
Johnson Controls, Inc.	24,272	430,343
The Goodyear Tire & Rubber Co. (a)	50,300	448,676
		1,051,776
Automobiles - 0.8%
Bayerische Motoren Werke AG (BMW)	1,300	33,729
Fiat SpA	5,979	47,520
Harley-Davidson, Inc.	7,600	186,048
Nissan Motor Co. Ltd.	22,702	112,741
Renault SA	6,455	197,832
Winnebago Industries, Inc.	23,991	142,507
		720,377
Diversified Consumer Services - 1.5%
H&R Block, Inc.	51,400	1,013,608
Hillenbrand, Inc.	11,039	209,741
Regis Corp.	2,400	29,688
Service Corp. International	14,100	97,290
		1,350,327
Hotels, Restaurants & Leisure - 2.2%
Aristocrat Leisure Ltd.	3	8
Brinker International, Inc.	39,630	368,559
Carnival Corp. unit	23,400	594,360
Penn National Gaming, Inc. (a)	8,800	169,488
Royal Caribbean Cruises Ltd.	38,060	516,094
Starwood Hotels & Resorts Worldwide, Inc.	4,750	107,065
Vail Resorts, Inc. (a)(d)	4,700	156,322
WMS Industries, Inc. (a)(d)	5,100	127,500
		2,039,396
Household Durables - 5.6%
Black & Decker Corp.	17,605	891,165
Centex Corp.	30,600	374,850
Ethan Allen Interiors, Inc. (d)	23,200	415,048
Jarden Corp. (a)(d)	19,100	339,980
KB Home	6,600	110,154
La-Z-Boy, Inc. (d)	13,300	76,874
Leggett & Platt, Inc. (d)	43,800	760,368
Newell Rubbermaid, Inc.	20,300	279,125
Pulte Homes, Inc.	18,100	201,634
Common Stocks - continued
	Shares	Value
CONSUMER DISCRETIONARY - continued
Household Durables - continued
Sealy Corp., Inc. (d)	29,800	$ 96,254
Tempur-Pedic International, Inc. (d)	14,300	111,683
The Stanley Works	25,560	836,834
Whirlpool Corp.	13,900	648,435
		5,142,404
Leisure Equipment & Products - 1.2%
Brunswick Corp.	44,630	154,866
Eastman Kodak Co.	84,020	771,304
Pool Corp. (d)	7,600	132,316
		1,058,486
Media - 2.8%
Cinemark Holdings, Inc.	35,167	291,534
Discovery Communications, Inc. Class C (a)	1,800	23,976
Informa PLC	19,900	67,412
Lamar Advertising Co. Class A (a)(d)	11,544	175,122
Live Nation, Inc. (a)	14,762	166,073
Omnicom Group, Inc.	10,600	313,124
Regal Entertainment Group Class A	30,962	397,552
Scripps Networks Interactive, Inc. Class A	31,358	890,567
Virgin Media, Inc.	20,714	119,313
WPP Group PLC	19,700	117,826
		2,562,499
Multiline Retail - 0.3%
Macy's, Inc.	19,200	235,968
Specialty Retail - 4.8%
Advance Auto Parts, Inc.	7,700	240,240
AnnTaylor Stores Corp. (a)	20,883	262,499
Asbury Automotive Group, Inc.	17,553	57,047
AutoNation, Inc. (a)(d)	13,300	91,371
AutoZone, Inc. (a)	6,200	789,198
Group 1 Automotive, Inc. (d)	12,939	130,037
OfficeMax, Inc.	38,115	306,826
PetSmart, Inc. (d)	43,224	851,081
Pier 1 Imports, Inc. (a)	44,100	60,858
Sherwin-Williams Co.	7,000	398,370
Staples, Inc.	29,324	569,765
Talbots, Inc. (d)	3,800	37,278
Common Stocks - continued
	Shares	Value
CONSUMER DISCRETIONARY - continued
Specialty Retail - continued
The Men's Wearhouse, Inc.	6,700	$ 102,443
Williams-Sonoma, Inc.	59,751	494,738
		4,391,751
Textiles, Apparel & Luxury Goods - 0.7%
Liz Claiborne, Inc.	51,304	418,128
VF Corp.	3,500	192,850
		610,978
TOTAL CONSUMER DISCRETIONARY		19,163,962
CONSUMER STAPLES - 5.0%
Beverages - 0.5%
Carlsberg AS:
Series A (d)	2,225	104,677
Series B	2,050	80,705
SABMiller PLC	14,100	223,934
		409,316
Food & Staples Retailing - 2.0%
Safeway, Inc.	5,200	110,604
SUPERVALU, Inc.	20,400	290,496
Sysco Corp.	48,000	1,257,600
Winn-Dixie Stores, Inc. (a)	11,357	170,582
		1,829,282
Food Products - 0.7%
Cermaq ASA	11,200	44,005
Leroy Seafood Group ASA	9,900	86,780
Marine Harvest ASA (a)(d)	482,000	77,855
Tyson Foods, Inc. Class A	52,100	455,354
		663,994
Household Products - 0.5%
Energizer Holdings, Inc. (a)	9,400	459,284
Personal Products - 1.3%
Avon Products, Inc.	48,000	1,191,840
TOTAL CONSUMER STAPLES		4,553,716
ENERGY - 6.9%
Energy Equipment & Services - 1.7%
BJ Services Co.	15,013	192,917
Common Stocks - continued
	Shares	Value
ENERGY - continued
Energy Equipment & Services - continued
ENSCO International, Inc.	2,000	$ 76,020
IHS, Inc. Class A (a)	3,400	120,326
Nabors Industries Ltd. (a)	8,060	115,903
National Oilwell Varco, Inc. (a)	11,333	338,743
Smith International, Inc.	9,000	310,320
Weatherford International Ltd. (a)	22,674	382,737
		1,536,966
Oil, Gas & Consumable Fuels - 5.2%
Boardwalk Pipeline Partners, LP	20,308	487,392
Cabot Oil & Gas Corp.	18,100	508,067
Canadian Natural Resources Ltd.	6,400	322,813
Chesapeake Energy Corp.	7,100	155,987
Copano Energy LLC	9,144	201,442
Energy Transfer Equity LP	11,606	237,923
EOG Resources, Inc.	6,700	542,164
EXCO Resources, Inc. (a)	19,900	182,881
Foundation Coal Holdings, Inc.	5,525	114,699
Hess Corp.	8,050	484,691
Petrohawk Energy Corp. (a)	11,200	212,240
Plains Exploration & Production Co. (a)	3,300	93,060
Southwestern Energy Co. (a)	4,800	170,976
Suncor Energy, Inc.	14,200	340,927
Ultra Petroleum Corp. (a)	10,400	484,120
Valero Energy Corp.	10,966	225,680
		4,765,062
TOTAL ENERGY		6,302,028
FINANCIALS - 19.5%
Capital Markets - 1.6%
Bank of New York Mellon Corp.	16,947	552,472
Fortress Investment Group LLC (d)	20,732	101,587
Janus Capital Group, Inc.	11,000	129,140
Legg Mason, Inc.	1,500	33,285
State Street Corp.	3,600	156,060
T. Rowe Price Group, Inc.	5,241	207,229
TD Ameritrade Holding Corp. (a)	21,752	289,084
		1,468,857
Commercial Banks - 4.6%
Associated Banc-Corp.	13,291	293,199
Common Stocks - continued
	Shares	Value
FINANCIALS - continued
Commercial Banks - continued
Boston Private Financial Holdings, Inc.	11,505	$ 101,704
Fifth Third Bancorp (d)	51,700	560,945
KeyCorp	52,300	639,629
Marshall & Ilsley Corp. (d)	8,400	151,452
PNC Financial Services Group, Inc.	6,100	406,687
Prosperity Bancshares, Inc.	2,300	76,383
Regions Financial Corp.	8,100	89,829
Sterling Financial Corp., Washington	4,200	35,658
Susquehanna Bancshares, Inc., Pennsylvania	8,775	135,925
U.S. Bancorp, Delaware	12,400	369,644
UCBH Holdings, Inc.	15,789	83,366
Wachovia Corp.	24,850	159,289
Zions Bancorp (d)	27,658	1,054,046
		4,157,756
Consumer Finance - 1.5%
American Express Co.	2,200	60,500
Capital One Financial Corp. (d)	27,800	1,087,536
Discover Financial Services	20,153	246,874
		1,394,910
Diversified Financial Services - 2.7%
Bank of America Corp.	42,978	1,038,778
CIT Group, Inc. (d)	37,836	156,641
JPMorgan Chase & Co.	29,414	1,213,328
KKR Financial Holdings LLC	11,300	43,618
		2,452,365
Insurance - 2.7%
Everest Re Group Ltd.	2,588	193,324
Loews Corp.	6,560	217,858
Maiden Holdings Ltd. (e)	6,800	30,736
Marsh & McLennan Companies, Inc.	33,069	969,583
MBIA, Inc. (d)	17,390	170,944
PartnerRe Ltd.	3,500	236,915
Principal Financial Group, Inc.	4,616	87,658
Willis Group Holdings Ltd.	13,400	351,616
XL Capital Ltd. Class A	23,700	229,890
		2,488,524
Real Estate Investment Trusts - 4.2%
Alexandria Real Estate Equities, Inc.	4,200	291,984
Annaly Capital Management, Inc.	3,600	50,040
Common Stocks - continued
	Shares	Value
FINANCIALS - continued
Real Estate Investment Trusts - continued
Camden Property Trust (SBI)	5,900	$ 198,889
CapitalSource, Inc.	30,853	228,312
Corporate Office Properties Trust (SBI)	800	24,872
Developers Diversified Realty Corp.	12,200	160,674
Digital Realty Trust, Inc. (d)	11,500	385,020
General Growth Properties, Inc.	27,919	115,585
HCP, Inc.	19,200	574,656
Highwoods Properties, Inc. (SBI)	12,930	320,923
ProLogis Trust	22,626	316,764
SL Green Realty Corp.	4,300	180,772
Tanger Factory Outlet Centers, Inc.	4,410	159,510
Vornado Realty Trust	11,720	826,846
		3,834,847
Real Estate Management & Development - 0.7%
Brookfield Properties Corp.	21,500	216,935
CB Richard Ellis Group, Inc. Class A (a)(d)	45,389	318,177
The St. Joe Co. (a)(d)	4,000	123,680
		658,792
Thrifts & Mortgage Finance - 1.5%
Hudson City Bancorp, Inc.	30,000	564,300
MGIC Investment Corp. (d)	5,100	19,788
New York Community Bancorp, Inc. (d)	33,200	519,912
People's United Financial, Inc.	4,600	80,500
Washington Federal, Inc.	8,923	157,223
		1,341,723
TOTAL FINANCIALS		17,797,774
HEALTH CARE - 5.4%
Biotechnology - 0.8%
Cephalon, Inc. (a)(d)	7,400	530,728
Cubist Pharmaceuticals, Inc. (a)	7,946	201,749
Molecular Insight Pharmaceuticals, Inc. (a)(d)	1,304	6,520
		738,997
Health Care Equipment & Supplies - 0.3%
Boston Scientific Corp. (a)	7,000	63,210
Cooper Companies, Inc.	1,800	29,664
Hill-Rom Holdings, Inc. (d)	8,270	188,225
		281,099
Common Stocks - continued
	Shares	Value
HEALTH CARE - continued
Health Care Providers & Services - 3.0%
AmerisourceBergen Corp.	9,077	$ 283,838
Brookdale Senior Living, Inc. (d)	20,249	174,546
Community Health Systems, Inc. (a)	27,010	553,705
Emeritus Corp. (a)	8,604	99,204
HealthSouth Corp. (a)(d)	27,293	342,254
McKesson Corp.	6,500	239,135
Quest Diagnostics, Inc.	3,300	154,440
Universal Health Services, Inc. Class B	18,570	780,683
VCA Antech, Inc. (a)	5,469	98,989
		2,726,794
Health Care Technology - 0.4%
IMS Health, Inc.	26,089	374,116
Pharmaceuticals - 0.9%
Alpharma, Inc. Class A (a)	10,652	333,514
Barr Pharmaceuticals, Inc. (a)	5,389	346,297
Mylan, Inc. (a)(d)	5,244	44,941
Sepracor, Inc. (a)	6,900	91,908
		816,660
TOTAL HEALTH CARE		4,937,666
INDUSTRIALS - 12.6%
Aerospace & Defense - 0.6%
Heico Corp. Class A	8,982	252,125
Honeywell International, Inc.	9,040	275,268
		527,393
Air Freight & Logistics - 0.9%
United Parcel Service, Inc. Class B	15,700	828,646
Airlines - 0.2%
Delta Air Lines, Inc. (a)(d)	15,800	173,484
Building Products - 0.8%
Masco Corp.	51,070	518,361
Owens Corning (a)	16,140	253,882
		772,243
Commercial Services & Supplies - 3.1%
ACCO Brands Corp. (a)	37,893	106,858
Allied Waste Industries, Inc. (a)	141,238	1,471,696
Consolidated Graphics, Inc. (a)	6,698	87,141
Common Stocks - continued
	Shares	Value
INDUSTRIALS - continued
Commercial Services & Supplies - continued
R.R. Donnelley & Sons Co.	32,049	$ 531,052
The Brink's Co.	13,991	678,424
		2,875,171
Construction & Engineering - 0.6%
Chicago Bridge & Iron Co. NV (NY Shares)	4,400	54,516
Dycom Industries, Inc. (a)	32,930	292,418
URS Corp. (a)	6,290	184,863
		531,797
Electrical Equipment - 0.3%
Cooper Industries Ltd. Class A	7,424	229,773
Zumtobel AG	1,800	22,286
		252,059
Machinery - 3.8%
Albany International Corp. Class A	15,739	229,160
Briggs & Stratton Corp.	22,600	356,176
Cummins, Inc.	11,534	298,154
Deere & Co.	1,700	65,552
Eaton Corp.	6,450	287,670
Illinois Tool Works, Inc.	24,500	818,055
Ingersoll-Rand Co. Ltd. Class A	13,000	239,850
Navistar International Corp. (a)	7,400	222,888
Pentair, Inc.	27,300	754,572
Sulzer AG (Reg.)	2,372	140,012
Wabash National Corp.	10,163	61,385
		3,473,474
Marine - 0.1%
Alexander & Baldwin, Inc.	1,500	47,850
Professional Services - 0.4%
Manpower, Inc.	7,020	218,533
Monster Worldwide, Inc. (a)	8,600	122,464
		340,997
Road & Rail - 1.2%
Canadian National Railway Co.	7,310	317,183
Con-way, Inc.	22,450	764,198
Ryder System, Inc.	1,300	51,506
		1,132,887
Common Stocks - continued
	Shares	Value
INDUSTRIALS - continued
Trading Companies & Distributors - 0.4%
Beacon Roofing Supply, Inc. (a)	10,401	$ 142,286
W.W. Grainger, Inc.	2,800	219,996
		362,282
Transportation Infrastructure - 0.2%
Macquarie Infrastructure Co. LLC (d)	20,348	206,532
TOTAL INDUSTRIALS		11,524,815
INFORMATION TECHNOLOGY - 15.7%
Communications Equipment - 0.6%
Corning, Inc.	14,300	154,869
Motorola, Inc.	68,250	366,503
Powerwave Technologies, Inc. (a)	22,431	21,309
		542,681
Computers & Peripherals - 1.1%
NCR Corp. (a)	32,100	586,788
NetApp, Inc. (a)	30,600	414,018
		1,000,806
Electronic Equipment & Components - 4.5%
Agilent Technologies, Inc. (a)	41,900	929,761
Arrow Electronics, Inc. (a)	49,582	865,206
Avnet, Inc. (a)	53,253	891,455
Flextronics International Ltd. (a)	131,670	550,381
Itron, Inc. (a)	4,187	202,986
Tyco Electronics Ltd.	37,212	723,401
		4,163,190
Internet Software & Services - 1.0%
VeriSign, Inc. (a)	22,102	468,562
Yahoo!, Inc. (a)	31,900	408,958
		877,520
IT Services - 2.0%
Accenture Ltd. Class A	10,600	350,330
Lender Processing Services, Inc.	13,002	299,956
Satyam Computer Services Ltd. sponsored ADR	2,600	40,898
The Western Union Co.	46,732	713,130
Unisys Corp. (a)	73,040	111,021
Visa, Inc.	6,300	348,705
		1,864,040
Common Stocks - continued
	Shares	Value
INFORMATION TECHNOLOGY - continued
Office Electronics - 1.1%
Xerox Corp.	121,570	$ 974,991
Semiconductors & Semiconductor Equipment - 4.2%
Applied Materials, Inc.	46,000	593,860
ASML Holding NV (NY Shares)	28,155	494,120
Fairchild Semiconductor International, Inc. (a)	106,631	605,664
Integrated Device Technology, Inc. (a)	20,727	131,824
Lam Research Corp. (a)	2,700	60,372
Maxim Integrated Products, Inc.	24,200	329,120
Micron Technology, Inc. (a)	15,200	71,592
MKS Instruments, Inc. (a)	13,352	247,680
National Semiconductor Corp.	69,700	917,949
Standard Microsystems Corp. (a)	10,853	195,463
Varian Semiconductor Equipment Associates, Inc. (a)	10,200	200,124
		3,847,768
Software - 1.2%
CA, Inc.	18,489	329,104
Electronic Arts, Inc. (a)	19,900	453,322
Fair Isaac Corp.	716	11,162
Misys PLC	49,082	87,875
Parametric Technology Corp. (a)	11,600	150,684
THQ, Inc. (a)	5,940	44,253
		1,076,400
TOTAL INFORMATION TECHNOLOGY		14,347,396
MATERIALS - 3.5%
Chemicals - 1.2%
Albemarle Corp.	12,323	300,065
Arkema sponsored ADR	3,600	82,080
Chemtura Corp.	94,604	163,665
FMC Corp.	1,600	69,664
Georgia Gulf Corp.	4,600	10,580
H.B. Fuller Co.	13,600	240,312
Lubrizol Corp.	1,800	67,644
Solutia, Inc. (a)	8,140	78,470
W.R. Grace & Co. (a)	12,100	109,021
		1,121,501
Construction Materials - 0.1%
Vulcan Materials Co.	1,300	70,564
Common Stocks - continued
	Shares	Value
MATERIALS - continued
Containers & Packaging - 1.4%
Ball Corp.	12,510	$ 427,842
Owens-Illinois, Inc. (a)	28,315	647,847
Rock-Tenn Co. Class A	6,099	185,471
		1,261,160
Metals & Mining - 0.8%
Alcoa, Inc.	20,170	232,157
Barrick Gold Corp.	5,700	130,280
Eldorado Gold Corp. (a)	6,900	28,497
Goldcorp, Inc.	1,600	29,909
Lihir Gold Ltd. (a)	50,664	63,184
Newcrest Mining Ltd.	7,790	107,029
Newmont Mining Corp.	2,600	68,484
Randgold Resources Ltd. sponsored ADR	4,200	130,242
		789,782
TOTAL MATERIALS		3,243,007
TELECOMMUNICATION SERVICES - 0.9%
Diversified Telecommunication Services - 0.7%
CenturyTel, Inc.	160	4,018
Cincinnati Bell, Inc. (a)	53,987	129,029
Qwest Communications International, Inc.	164,800	471,328
Telefonica SA	1,000	18,515
Telenor ASA	1,800	10,741
Vimpel Communications sponsored ADR	1,300	18,850
		652,481
Wireless Telecommunication Services - 0.2%
Sprint Nextel Corp.	60,600	189,678
TOTAL TELECOMMUNICATION SERVICES		842,159
UTILITIES - 7.8%
Electric Utilities - 5.5%
Allegheny Energy, Inc.	25,300	762,795
American Electric Power Co., Inc.	12,900	420,927
Edison International	17,060	607,165
Entergy Corp.	10,970	856,209
Exelon Corp.	5,750	311,880
FirstEnergy Corp.	11,900	620,704
Common Stocks - continued
	Shares	Value
UTILITIES - continued
Electric Utilities - continued
FPL Group, Inc.	10,100	$ 477,124
PPL Corp.	29,188	957,950
		5,014,754
Independent Power Producers & Energy Traders - 1.4%
AES Corp. (a)	27,930	222,602
Constellation Energy Group, Inc.	7,700	186,417
NRG Energy, Inc. (a)	28,700	667,275
Reliant Energy, Inc. (a)	42,110	221,078
		1,297,372
Multi-Utilities - 0.9%
CMS Energy Corp.	15,400	157,850
Public Service Enterprise Group, Inc.	22,000	619,300
		777,150
TOTAL UTILITIES		7,089,276
TOTAL COMMON STOCKS (Cost $147,738,247)		89,801,799
Preferred Stocks - 1.1%

Convertible Preferred Stocks - 1.0%
FINANCIALS - 0.9%
Capital Markets - 0.1%
Legg Mason, Inc. 7.00%	3,800	84,854
Commercial Banks - 0.7%
Fifth Third Bancorp 8.50%	1,500	150,360
Huntington Bancshares, Inc. 8.50%	400	368,000
KeyCorp Series A, 7.75%	400	38,400
UCBH Holdings, Inc. Series B, 8.50%	90	112,208
		668,968
Diversified Financial Services - 0.1%
CIT Group, Inc. Series C, 8.75%	5,100	106,590
TOTAL FINANCIALS		860,412
Preferred Stocks - continued
	Shares	Value
Convertible Preferred Stocks - continued
HEALTH CARE - 0.1%
Pharmaceuticals - 0.1%
Mylan, Inc. 6.50%	100	$ 56,966
TOTAL CONVERTIBLE PREFERRED STOCKS		917,378
Nonconvertible Preferred Stocks - 0.1%
CONSUMER DISCRETIONARY - 0.1%
Automobiles - 0.1%
Fiat SpA	9,849	43,897
TOTAL PREFERRED STOCKS (Cost $1,243,058)		961,275
Investment Companies - 0.3%

Ares Capital Corp. (Cost $518,355)	33,484	263,184
Convertible Bonds - 0.2%
	Principal Amount
CONSUMER DISCRETIONARY - 0.2%
Automobiles - 0.2%
Ford Motor Co. 4.25% 12/15/36	$ 700,000	191,730
TOTAL CONVERTIBLE BONDS (Cost $473,624)		191,730
Money Market Funds - 9.4%
	Shares	Value
Fidelity Cash Central Fund, 1.81% (b)	126,116	$ 126,116
Fidelity Securities Lending Cash Central Fund, 2.67% (b)(c)	8,505,469	8,505,469
TOTAL MONEY MARKET FUNDS (Cost $8,631,585)		8,631,585
TOTAL INVESTMENT PORTFOLIO - 109.3% (Cost $158,604,869)		99,849,573
NET OTHER ASSETS - (9.3)%		(8,473,780)
NET ASSETS - 100%		$ 91,375,793
Legend
(a) Non-income producing

(b) Affiliated fund that is available only to investment companies and other accounts managed by Fidelity Investments. The rate quoted is the annualized seven-day yield of the fund at period end. A complete unaudited listing of the fund's holdings as of its most recent quarter end is available upon request.

(c) Investment made with cash collateral received from securities on loan.
(d) Security or a portion of the security is on loan at period end.

(e) Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At the end of the period, the value of these securities amounted to $30,736 or 0.0% of net assets.

Affiliated Central Funds
Information regarding fiscal year to date income earned by the Fund from investments in Fidelity Central Funds is as follows:
Fund	Income earned
Fidelity Cash Central Fund	$ 53,504
Fidelity Securities Lending Cash Central Fund	204,047
Total	$ 257,551
Income Tax Information
At October 31, 2008, the fund had a capital loss carryforward of approximately $5,638,038 all of which will expire on October 31, 2016.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Statements

Statement of Assets and Liabilities

	October 31, 2008

Assets
Investment in securities, at value (including securities loaned of $8,580,227) - See accompanying schedule: Unaffiliated issuers (cost $149,973,284)	$ 91,217,988
Fidelity Central Funds (cost $8,631,585)	8,631,585
Total Investments (cost $158,604,869)		$ 99,849,573
Receivable for investments sold		366,109
Receivable for fund shares sold		146,235
Dividends receivable		108,962
Interest receivable		11,194
Distributions receivable from Fidelity Central Funds		24,169
Prepaid expenses		51
Receivable from investment adviser for expense reductions		54,166
Other receivables		8,840
Total assets		100,569,299

Liabilities
Payable for investments purchased	$ 213,393
Payable for fund shares redeemed	306,980
Accrued management fee	45,779
Distribution fees payable	32,798
Other affiliated payables	37,886
Other payables and accrued expenses	51,201
Collateral on securities loaned, at value	8,505,469
Total liabilities		9,193,506

Net Assets		$ 91,375,793
Net Assets consist of:
Paid in capital		$ 155,439,374
Undistributed net investment income		520,308
Accumulated undistributed net realized gain (loss) on investments and foreign currency transactions		(5,828,246)
Net unrealized appreciation (depreciation) on investments and assets and liabilities in foreign currencies		(58,755,643)
Net Assets		$ 91,375,793

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Statements - continued

Statement of Assets and Liabilities - continued

October 31, 2008

Calculation of Maximum Offering Price Class A: Net Asset Value and redemption price per share ($39,287,664 ÷ 4,717,012 shares)	$ 8.33

Maximum offering price per share (100/94.25 of $8.33)	$ 8.84
Class T: Net Asset Value and redemption price per share ($22,522,743 ÷ 2,718,230 shares)	$ 8.29

Maximum offering price per share (100/96.50 of $8.29)	$ 8.59
Class B: Net Asset Value and offering price per share ($5,919,096 ÷ 725,668 shares)A	$ 8.16

Class C: Net Asset Value and offering price per share ($10,417,671 ÷ 1,279,627 shares)A	$ 8.14

Institutional Class: Net Asset Value, offering price and redemption price per share ($13,228,619 ÷ 1,580,033 shares)	$ 8.37

A Redemption price per share is equal to net asset value less any applicable contingent deferred sales charge.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Statement of Operations

	Year ended October 31, 2008

Investment Income
Dividends		$ 2,634,699
Interest		4,923
Income from Fidelity Central Funds (including $204,047 from security lending)		257,551
Total income		2,897,173

Expenses
Management fee	$ 851,691
Transfer agent fees	470,309
Distribution fees	640,501
Accounting and security lending fees	63,189
Custodian fees and expenses	46,024
Independent trustees' compensation	689
Registration fees	62,399
Audit	46,746
Legal	816
Proxy fees	114,360
Miscellaneous	944
Total expenses before reductions	2,297,668
Expense reductions	(135,023)	2,162,645
Net investment income (loss)		734,528
Realized and Unrealized Gain (Loss) Net realized gain (loss) on:
Investment securities:
Unaffiliated issuers	(5,909,690)
Investment not meeting investment restrictions	3
Foreign currency transactions	(2,541)
Payment from investment advisor for loss on investment not meeting investment restrictions	751
Total net realized gain (loss)		(5,911,477)
Change in net unrealized appreciation (depreciation) on: Investment securities	(80,878,320)
Assets and liabilities in foreign currencies	(294)
Total change in net unrealized appreciation (depreciation)		(80,878,614)
Net gain (loss)		(86,790,091)
Net increase (decrease) in net assets resulting from operations		$ (86,055,563)

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Statements - continued

Statement of Changes in Net Assets

	Year ended October 31, 2008	Year ended October 31, 2007
Increase (Decrease) in Net Assets
Operations
Net investment income (loss)	$ 734,528	$ (18,181)
Net realized gain (loss)	(5,911,477)	12,724,998
Change in net unrealized appreciation (depreciation)	(80,878,614)	9,101,738
Net increase (decrease) in net assets resulting from operations	(86,055,563)	21,808,555
Distributions to shareholders from net realized gain	(11,178,467)	(3,620,566)
Share transactions - net increase (decrease)	(6,964,049)	45,851,233
Total increase (decrease) in net assets	(104,198,079)	64,039,222

Net Assets
Beginning of period	195,573,872	131,534,650
End of period (including undistributed net investment income of $520,308 and undistributed net investment income of $8,228, respectively)	$ 91,375,793	$ 195,573,872

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Class A

Years ended October 31,

2008

2007

2006

2005

2004 I

Selected Per-Share Data
Net asset value, beginning of period	$ 16.55	$ 14.77	$ 12.72	$ 11.10	$ 10.00
Income from Investment Operations
Net investment income (loss) E	.08	.03	.03	.01	(.02) H
Net realized and unrealized gain (loss)	(7.33)	2.18	2.25	1.64	1.12
Total from investment operations	(7.25)	2.21	2.28	1.65	1.10
Distributions from net realized gain	(.97)	(.43)	(.23)	(.03)	-
Net asset value, end of period	$ 8.33	$ 16.55	$ 14.77	$ 12.72	$ 11.10
Total Return B, C, D	(46.38)%	15.28%	18.11%	14.84%	11.00%
Ratios to Average Net Assets F, J
Expenses before reductions	1.34%	1.25%	1.35%	1.62%	4.33% A
Expenses net of fee waivers, if any	1.25%	1.25%	1.25%	1.27%	1.50% A
Expenses net of all reductions	1.25%	1.24%	1.24%	1.26%	1.48% A
Net investment income (loss)	.65%	.22%	.24%	.04%	(.17)% A
Supplemental Data
Net assets, end of period (000 omitted)	$ 39,288	$ 75,384	$ 47,960	$ 15,657	$ 2,543
Portfolio turnover rate G	49%	43%	35%	25%	30% A

A Annualized

B Total returns for periods of less than one year are not annualized.

C Total returns would have been lower had certain expenses not been reduced during the periods shown.

D Total returns do not include the effect of the sales charges.

E Calculated based on average shares outstanding during the period.

F Fees and expenses of the underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

G Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

H Investment income per share reflects a special dividend which amounted to $.01 per share.

I For the period December 23, 2003 (commencement of operations) to October 31, 2004.

J Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expense ratios before reductions for start-up periods may not be representative of longer-term operating periods. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Class T

Years ended October 31,

2008

2007

2006

2005

2004 I

Selected Per-Share Data
Net asset value, beginning of period	$ 16.47	$ 14.70	$ 12.67	$ 11.08	$ 10.00
Income from Investment Operations
Net investment income (loss) E	.05	- K	- K	(.03)	(.04) H
Net realized and unrealized gain (loss)	(7.30)	2.16	2.23	1.64	1.12
Total from investment operations	(7.25)	2.16	2.23	1.61	1.08
Distributions from net realized gain	(.93)	(.39)	(.20)	(.02)	-
Net asset value, end of period	$ 8.29	$ 16.47	$ 14.70	$ 12.67	$ 11.08
Total Return B, C, D	(46.50)%	15.01%	17.78%	14.54%	10.80%
Ratios to Average Net Assets F, J
Expenses before reductions	1.59%	1.49%	1.59%	1.86%	4.29% A
Expenses net of fee waivers, if any	1.50%	1.49%	1.50%	1.53%	1.75% A
Expenses net of all reductions	1.50%	1.49%	1.49%	1.52%	1.73% A
Net investment income (loss)	.40%	(.03)%	(.01)%	(.21)%	(.42)% A
Supplemental Data
Net assets, end of period (000 omitted)	$ 22,523	$ 53,229	$ 43,716	$ 22,938	$ 5,581
Portfolio turnover rate G	49%	43%	35%	25%	30% A

A Annualized

B Total returns for periods of less than one year are not annualized.

C Total returns would have been lower had certain expenses not been reduced during the periods shown.

D Total returns do not include the effect of the sales charges.

E Calculated based on average shares outstanding during the period.

F Fees and expenses of the underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

G Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

H Investment income per share reflects a special dividend which amounted to $.01 per share.

I For the period December 23, 2003 (commencement of operations) to October 31, 2004.

J Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expense ratios before reductions for start-up periods may not be representative of longer-term operating periods. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

K Amount represents less than $.01 per share.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Class B

Years ended October 31,

2008

2007

2006

2005

2004 I

Selected Per-Share Data
Net asset value, beginning of period	$ 16.30	$ 14.57	$ 12.57	$ 11.03	$ 10.00
Income from Investment Operations
Net investment income (loss) E	(.01)	(.08)	(.07)	(.09)	(.08) H
Net realized and unrealized gain (loss)	(7.20)	2.14	2.22	1.64	1.11
Total from investment operations	(7.21)	2.06	2.15	1.55	1.03
Distributions from net realized gain	(.93)	(.33)	(.15)	(.01)	-
Net asset value, end of period	$ 8.16	$ 16.30	$ 14.57	$ 12.57	$ 11.03
Total Return B, C, D	(46.75)%	14.39%	17.21%	14.01%	10.30%
Ratios to Average Net Assets F, J
Expenses before reductions	2.10%	2.03%	2.15%	2.44%	5.09% A
Expenses net of fee waivers, if any	2.00%	2.00%	2.00%	2.04%	2.25% A
Expenses net of all reductions	2.00%	2.00%	1.99%	2.02%	2.23% A
Net investment income (loss)	(.10)%	(.54)%	(.51)%	(.72)%	(.93)% A
Supplemental Data
Net assets, end of period (000 omitted)	$ 5,919	$ 15,565	$ 14,625	$ 12,084	$ 3,473
Portfolio turnover rate G	49%	43%	35%	25%	30% A

A Annualized

B Total returns for periods of less than one year are not annualized.

C Total returns would have been lower had certain expenses not been reduced during the periods shown.

D Total returns do not include the effect of the contingent deferred sales charge.

E Calculated based on average shares outstanding during the period.

F Fees and expenses of the underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

G Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

H Investment income per share reflects a special dividend which amounted to $.01 per share.

I For the period December 23, 2003 (commencement of operations) to October 31, 2004.

J Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expense ratios before reductions for start-up periods may not be representative of longer-term operating periods. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Class C

Years ended October 31,

2008

2007

2006

2005

2004 I

Selected Per-Share Data
Net asset value, beginning of period	$ 16.27	$ 14.55	$ 12.57	$ 11.03	$ 10.00
Income from Investment Operations
Net investment income (loss) E	(.01)	(.08)	(.07)	(.09)	(.08) H
Net realized and unrealized gain (loss)	(7.19)	2.13	2.22	1.63	1.11
Total from investment operations	(7.20)	2.05	2.15	1.54	1.03
Distributions from net realized gain	(.93)	(.33)	(.17)	-	-
Net asset value, end of period	$ 8.14	$ 16.27	$ 14.55	$ 12.57	$ 11.03
Total Return B, C, D	(46.78)%	14.37%	17.22%	13.96%	10.30%
Ratios to Average Net Assets F, J
Expenses before reductions	2.09%	2.02%	2.13%	2.42%	5.11% A
Expenses net of fee waivers, if any	2.00%	2.00%	2.00%	2.03%	2.25% A
Expenses net of all reductions	2.00%	2.00%	1.99%	2.02%	2.23% A
Net investment income (loss)	(.10)%	(.54)%	(.51)%	(.71)%	(.93)% A
Supplemental Data
Net assets, end of period (000 omitted)	$ 10,418	$ 25,733	$ 19,093	$ 9,007	$ 2,372
Portfolio turnover rate G	49%	43%	35%	25%	30% A

A Annualized

B Total returns for periods of less than one year are not annualized.

C Total returns would have been lower had certain expenses not been reduced during the periods shown.

D Total returns do not include the effect of the contingent deferred sales charge.

E Calculated based on average shares outstanding during the period.

F Fees and expenses of the underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

G Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

H Investment income per share reflects a special dividend which amounted to $.01 per share.

I For the period December 23, 2003 (commencement of operations) to October 31, 2004.

J Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expense ratios before reductions for start-up periods may not be representative of longer-term operating periods. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Institutional Class

Years ended October 31,

2008

2007

2006

2005

2004 H

Selected Per-Share Data
Net asset value, beginning of period	$ 16.65	$ 14.85	$ 12.79	$ 11.13	$ 10.00
Income from Investment Operations
Net investment income (loss) D	.12	.08	.07	.03	.01 G
Net realized and unrealized gain (loss)	(7.38)	2.18	2.25	1.66	1.12
Total from investment operations	(7.26)	2.26	2.32	1.69	1.13
Distributions from net realized gain	(1.02)	(.46)	(.26)	(.03)	-
Net asset value, end of period	$ 8.37	$ 16.65	$ 14.85	$ 12.79	$ 11.13
Total Return B, C	(46.27)%	15.61%	18.32%	15.16%	11.30%
Ratios to Average Net Assets E, I
Expenses before reductions	1.09%	.95%	1.00%	1.32%	4.35% A
Expenses net of fee waivers, if any	1.00%	.95%	1.00%	1.05%	1.25% A
Expenses net of all reductions	1.00%	.95%	.99%	1.03%	1.23% A
Net investment income (loss)	.90%	.51%	.49%	.27%	.07% A
Supplemental Data
Net assets, end of period (000 omitted)	$ 13,229	$ 25,663	$ 6,140	$ 2,148	$ 891
Portfolio turnover rate F	49%	43%	35%	25%	30% A

A Annualized

B Total returns for periods of less than one year are not annualized.

C Total returns would have been lower had certain expenses not been reduced during the periods shown.

D Calculated based on average shares outstanding during the period.

E Fees and expenses of the underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

F Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

G Investment income per share reflects a special dividend which amounted to $.01 per share.

H For the period December 23, 2003 (commencement of operations) to October 31, 2004.

I Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expense ratios before reductions for start-up periods may not be representative of longer-term operating periods. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Notes to Financial Statements

For the period ended October 31, 2008

1. Organization.

Fidelity Advisor Value Fund (the Fund) is a fund of Fidelity Advisor Series I (the trust) and is authorized to issue an unlimited number of shares. The trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Massachusetts business trust. The Fund offers Class A, Class T, Class B, Class C, and Institutional Class shares, each of which has equal rights as to assets and voting privileges. Each class has exclusive voting rights with respect to matters that affect that class. Class B shares will automatically convert to Class A shares after a holding period of seven years from the initial date of purchase. Investment income, realized and unrealized capital gains and losses, the common expenses of the Fund, and certain fund-level expense reductions, if any, are allocated on a pro rata basis to each class based on the relative net assets of each class to the total net assets of the Fund. Each class differs with respect to transfer agent and distribution and service plan fees incurred. Certain expense reductions also differ by class.

2. Investments in Fidelity Central Funds.

The Fund may invest in Fidelity Central Funds, which are open-end investment companies available only to other investment companies and accounts managed by Fidelity Management & Research Company (FMR) and its affiliates. The Fund's Schedule of Investments lists each of the Fidelity Central Funds held as of period end, if any, as an investment of the Fund, but does not include the underlying holdings of each Fidelity Central Fund. As an Investing Fund, the Fund indirectly bears its proportionate share of the expenses of the underlying Fidelity Central Funds.

The Money Market Central Funds seek preservation of capital and current income and are managed by Fidelity Investments Money Management, Inc. (FIMM), an affiliate of FMR.

A complete unaudited list of holdings for each Fidelity Central Fund is available upon request or at the SEC's web site at www.sec.gov. In addition, the financial statements of the Fidelity Central Funds, which are not covered by the Fund's Report of Independent Registered Public Accounting Firm, are available on the SEC's web site or upon request.

3. Significant Accounting Policies.

The financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America, which require management to make certain estimates and assumptions at the date of the financial statements. Actual results could differ from those estimates. The following summarizes the significant accounting policies of the Fund:

Annual Report

Notes to Financial Statements - continued

3. Significant Accounting Policies - continued

Security Valuation. Investments are valued as of 4:00 p.m. Eastern time on the last calendar day of the period. Wherever possible, the Fund uses independent pricing services approved by the Board of Trustees to value its investments.

Equity securities, including restricted securities, for which market quotations are readily available, are valued at the last reported sale price or official closing price as reported by an independent pricing service on the primary market or exchange on which they are traded. In the event there were no sales during the day or closing prices are not available, securities are valued at the last quoted bid price. Investments in open-end mutual funds, including the other Fidelity Central Funds, are valued at their closing net asset value each business day. Short-term securities with remaining maturities of sixty days or less for which quotations are not readily available are valued at amortized cost, which approximates value.

When current market prices or quotations are not readily available or reliable, valuations may be determined in good faith in accordance with procedures adopted by the Board of Trustees. Factors used in determining value may include significant market or security specific events, changes in interest rates and credit quality, and developments in foreign markets which are monitored by evaluating the performance of ADRs, futures contracts and exchange-traded funds. The frequency with which these procedures are used cannot be predicted and may be utilized to a significant extent. The value of securities used for net asset value (NAV) calculation under these procedures may differ from published prices for the same securities.

Foreign Currency. The Fund uses foreign currency contracts to facilitate transactions in foreign-denominated securities. Losses from these transactions may arise from changes in the value of the foreign currency or if the counterparties do not perform under the contracts' terms.

Foreign-denominated assets, including investment securities, and liabilities are translated into U.S. dollars at the exchange rate at period end. Purchases and sales of investment securities, income and dividends received and expenses denominated in foreign currencies are translated into U.S. dollars at the exchange rate in effect on the transaction date.

The effects of exchange rate fluctuations on investments are included with the net realized and unrealized gain (loss) on investment securities. Other foreign currency transactions resulting in realized and unrealized gain (loss) are disclosed separately.

Investment Transactions and Income. For financial reporting purposes, the Fund's investment holdings and NAV include trades executed through the end of the last business day of the period. The NAV per share for processing shareholder transactions is calculated as of the close of business of the New York Stock Exchange (NYSE), normally 4:00 p.m. Eastern time and includes trades executed through the end of the prior business

Annual Report

3. Significant Accounting Policies - continued

Investment Transactions and Income - continued

day. Gains and losses on securities sold are determined on the basis of identified cost and may include proceeds received from litigation. Dividend income is recorded on the ex-dividend date, except for certain dividends from foreign securities where the ex-dividend date may have passed, which are recorded as soon as the Fund is informed of the ex-dividend date. Non-cash dividends included in dividend income, if any, are recorded at the fair market value of the securities received. Distributions received on securities that represent a return of capital or capital gain are recorded as a reduction of cost of investments and/or as a realized gain. The Fund estimates the components of distributions received that may be considered return of capital distributions or capital gain distributions. Interest income and distributions from the Fidelity Central Funds are accrued as earned. Interest income includes coupon interest and amortization of premium and accretion of discount on debt securities. Investment income is recorded net of foreign taxes withheld where recovery of such taxes is uncertain.

Expenses. Most expenses of the trust can be directly attributed to a fund. Expenses which cannot be directly attributed are apportioned among each Fund in the trust. Expense estimates are accrued in the period to which they relate and adjustments are made when actual amounts are known.

Income Tax Information and Distributions to Shareholders. Each year, the Fund intends to qualify as a regulated investment company by distributing substantially all of its taxable income and realized gains under Subchapter M of the Internal Revenue Code and filing its U.S. federal tax return. As a result, no provision for income taxes is required. The Fund is subject to the provisions of FASB Interpretation No. 48, Accounting for Uncertainties in Income Taxes (FIN 48). FIN 48 sets forth a minimum threshold for financial statement recognition of the benefit of a tax position taken or expected to be taken in a tax return. The implementation of FIN 48 did not result in any unrecognized tax benefits in the accompanying financial statements. Each of the Fund's federal tax returns for the prior three fiscal years remains subject to examination by the Internal Revenue Service (IRS). Foreign taxes are provided for based on the Fund's understanding of the tax rules and rates that exist in the foreign markets in which it invests.

Distributions are recorded on the ex-dividend date. Income dividends and capital gain distributions are declared separately for each class. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from generally accepted accounting principles. In addition, the Fund will claim a portion of the payment made to redeeming shareholders as a distribution for income tax purposes.

Annual Report

Notes to Financial Statements - continued

3. Significant Accounting Policies - continued

Income Tax Information and Distributions to Shareholders - continued

Capital accounts within the financial statements are adjusted for permanent book-tax differences. These adjustments have no impact on net assets or the results of operations. Temporary book-tax differences will reverse in a subsequent period.

Book-tax differences are primarily due foreign currency transactions, market discount, partnerships and losses deferred due to wash sales.

The tax-basis components of distributable earnings and the federal tax cost as of period end were as follows:

Unrealized appreciation	$ 2,160,519
Unrealized depreciation	(61,105,948)
Net unrealized appreciation (depreciation)	(58,945,429)
Capital loss carryforward	(5,638,038)

Cost for federal income tax purposes	$ 158,795,002

The tax character of distributions paid was as follows:

	October 31, 2008	October 31, 2007
Ordinary Income	$ 314,047	$ 571,253
Long-term Capital Gains	10,864,420	3,049,313
Total	$ 11,178,467	$ 3,620,566

New Accounting Pronouncement. In September 2006, Statement of Financial Accounting Standards No. 157, Fair Value Measurements (SFAS 157), was issued and is effective for fiscal years beginning after November 15, 2007. SFAS 157 defines fair value, establishes a framework for measuring fair value and results in expanded disclosures about fair value measurements.

4. Operating Policies.

Repurchase Agreements. FMR has received an Exemptive Order from the Securities and Exchange Commission (the SEC) which permits the Fund and other affiliated entities of FMR to transfer uninvested cash balances into joint trading accounts which are then invested in repurchase agreements. The Fund may also invest directly with institutions in repurchase agreements. Repurchase agreements are collateralized by government or non-government securities. Upon settlement date, collateral is held in segregated accounts with custodian banks and may be obtained in the event of a default of the counterparty. The Fund monitors, on a daily basis, the value of the collateral to ensure

Annual Report

4. Operating Policies - continued

Repurchase Agreements - continued

it is at least equal to the principal amount of the repurchase agreement (including accrued interest). In the event of a default by the counterparty, realization of the collateral proceeds could be delayed, during which time the value of the collateral may decline.

Restricted Securities. The Fund may invest in securities that are subject to legal or contractual restrictions on resale. These securities generally may be resold in transactions exempt from registration or to the public if the securities are registered. Disposal of these securities may involve time-consuming negotiations and expense, and prompt sale at an acceptable price may be difficult. Information regarding restricted securities is included at the end of the Fund's Schedule of Investments.

5. Purchases and Sales of Investments.

Purchases and sales of securities, other than short-term securities, aggregated $75,297,913 and $91,746,245, respectively.

The Fund realized a gain and loss of $754 and $751, respectively, on sales of investments which did not meet the investment restrictions of the Fund. The loss of $751 was fully reimbursed by the Fund's investment advisor.

6. Fees and Other Transactions with Affiliates.

Management Fee. FMR and its affiliates provide the Fund with investment management related services for which the Fund pays a monthly management fee. The management fee is the sum of an individual fund fee rate that is based on an annual rate of .30% of the Fund's average net assets and a group fee rate that averaged .26% during the period. The group fee rate is based upon the average net assets of all the mutual funds advised by FMR. The group fee rate decreases as assets under management increase and increases as assets under management decrease. In addition, on June 18, 2008, shareholders approved a new management contract which adds a performance adjustment to the management fee (up to a maximum of ± 20% of the Fund's average net assets over a 36 month performance period). The upward or downward adjustment to the management fee is based on the relative investment performance of the Fund's institutional Class as compared to an appropriate benchmark index. The Fund's performance period began on July 1, 2008. The performance adjustment will take effect starting with the twelfth month of the performance period (June 2009). Subsequent months will be added until the performance period includes 36 months. For the period, the total annual management fee rate was .56% of the Fund's average net assets.

Annual Report

Notes to Financial Statements - continued

6. Fees and Other Transactions with Affiliates - continued

Distribution and Service Plan. In accordance with Rule 12b-1 of the 1940 Act, the Fund has adopted separate Distribution and Service Plans for each class of shares, except for the Institutional Class. Certain classes pay Fidelity Distributors Corporation (FDC), an affiliate of FMR, separate Distribution and Service Fees, each of which is based on an annual percentage of each class' average net assets. In addition, FDC may pay financial intermediaries for selling shares of the Fund and providing shareholder support services. For the period, the Distribution and Service Fee rates and the total amounts paid to and retained by FDC were as follows:

	Distribution Fee	Service Fee	Paid to FDC	Retained by FDC
Class A	-%	.25%	$ 155,852	$ 10,408
Class T	.25%	.25%	195,950	520
Class B	.75%	.25%	102,555	77,004
Class C	.75%	.25%	186,144	34,783
			$ 640,501	$ 122,715

Sales Load. FDC receives a front-end sales charge of up to 5.75% for selling Class A shares, and 3.50% for selling Class T shares, some of which is paid to financial intermediaries for selling shares of the Fund. FDC receives the proceeds of contingent deferred sales charges levied on Class A, Class T, Class B, and Class C redemptions. These charges depend on the holding period. The deferred sales charges range from 5% to 1% for Class B, 1% for Class C, 1.00% to .50% for certain purchases of Class A shares and .25% for certain purchases of Class T shares.

For the period, sales charge amounts retained by FDC were as follows:

Retained by FDC
Class A	$ 19,877
Class T	3,929
Class B*	20,631
Class C*	5,006
$ 49,443

* When Class B and Class C shares are initially sold, FDC pays commissions from its own resources to financial intermediaries through which the sales are made.

Transfer Agent Fees. Fidelity Investments Institutional Operations Company, Inc. (FIIOC), an affiliate of FMR, is the transfer, dividend disbursing and shareholder servicing agent for each class of the Fund. FIIOC receives account fees and asset-based fees that vary according to the account size and type of account of the shareholders of the respective classes of the Fund. FIIOC pays for typesetting, printing and mailing of

Annual Report

6. Fees and Other Transactions with Affiliates - continued

Transfer Agent Fees - continued

shareholder reports, except proxy statements. For the period, the total transfer agent fees paid by each class were as follows:

	Amount	% of Average Net Assets
Class A	$ 191,491.31
Class T	119,726.31
Class B	31,633.31
Class C	57,485.31
Institutional Class	69,974.31
	$ 470,309

Accounting and Security Lending Fees. Fidelity Service Company, Inc. (FSC), an affiliate of FMR, maintains the Fund's accounting records. The accounting fee is based on the level of average net assets for the month. Under a separate contract, FSC administers the security lending program. The security lending fee is based on the number and duration of lending transactions.

Brokerage Commissions. The Fund placed a portion of its portfolio transactions with brokerage firms which are affiliates of the investment adviser. The commissions paid to these affiliated firms were $1,472 for the period.

7. Committed Line of Credit.

The Fund participates with other funds managed by FMR in a $4.2 billion credit facility (the "line of credit") to be utilized for temporary or emergency purposes to fund shareholder redemptions or for other short-term liquidity purposes. The Fund has agreed to pay commitment fees on its pro rata portion of the line of credit, which amounted to $314 and is reflected in Miscellaneous Expense on the Statement of Operations. During the period, there were no borrowings on this line of credit.

8. Security Lending.

The Fund lends portfolio securities from time to time in order to earn additional income. On the settlement date of the loan, the Fund receives collateral (in the form of U.S. Treasury obligations, letters of credit and/or cash) against the loaned securities and maintains collateral in an amount not less than 100% of the market value of the loaned securities during the period of the loan. The market value of the loaned securities is determined at the close of business of the Fund and any additional required collateral is

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Notes to Financial Statements - continued

8. Security Lending - continued

delivered to the Fund on the next business day. If the borrower defaults on its obligation to return the securities loaned because of insolvency or other reasons, a fund could experience delays and costs in recovering the securities loaned or in gaining access to the collateral. Any cash collateral received is invested in the Fidelity Securities Lending Cash Central Fund. The value of loaned securities and cash collateral at period end are disclosed on the Fund's Statement of Assets and Liabilities. Security lending income represents the income earned on investing cash collateral, less fees and expenses associated with the loan, plus any premium payments that may be received on the loan of certain types of securities. Security lending income is presented in the Statement of Operations as a component of interest income from Fidelity Central Funds.

9. Expense Reductions.

FMR voluntarily agreed to reimburse each class to the extent annual operating expenses exceeded certain levels of average net assets as noted in the table below. Some expenses, for example interest expense, including commitment fees, are excluded from this reimbursement.

The following classes were in reimbursement during the period:

	Expense Limitations	Reimbursement from adviser
Class A	1.25%	$ 53,967
Class T	1.50%	33,571
Class B	2.00%	9,442
Class C	2.00%	16,881
Institutional Class	1.00%	19,688
		$ 133,549

Many of the brokers with whom FMR places trades on behalf of the Fund provided services to the Fund in addition to trade execution. These services included payments of certain expenses on behalf of the Fund totaling $1,284 for the period. During the period, credits reduced each class' transfer agent expense as noted in the table below.

Transfer Agent expense reduction
Class A	$ 102
Institutional Class	88
$ 190

Annual Report

10. Other.

The Fund's organizational documents provide former and current trustees and officers with a limited indemnification against liabilities arising in connection with the performance of their duties to the Fund. In the normal course of business, the Fund may also enter into contracts that provide general indemnifications. The Fund's maximum exposure under these arrangements is unknown as this would be dependent on future claims that may be made against the Fund. The risk of material loss from such claims is considered remote.

In December 2006, the Independent Trustees, with the assistance of independent counsel, completed an investigation regarding gifts, gratuities and business entertainment provided by certain brokers to certain individuals who were employed on FMR's domestic equity trading desk during the period 2002 to 2004. The Independent Trustees and FMR agreed that, despite the absence of proof that the Fidelity mutual funds experienced diminished execution quality as a result of the improper receipt of gifts and business entertainment, the conduct at issue was serious and was worthy of redress. Accordingly, the Independent Trustees requested, and FMR agreed to make, a payment of $42 million plus accrued interest, which equaled approximately $7.3 million, to certain Fidelity mutual funds.

In March 2008, the Trustees approved a method for allocating this payment among the funds and, in total, FMR paid the fund $661, which is recorded in the accompanying Statement of Operations.

In a related administrative order dated March 5, 2008, the U.S. Securities and Exchange Commission ("SEC") announced a settlement with FMR and FMR Co., Inc. (an affiliate of FMR) involving the SEC's regulatory rules for investment advisers and the improper receipt of gifts, gratuities and business entertainment. Without admitting or denying the SEC's findings, FMR agreed to pay an $8 million civil penalty to the United States Treasury.

11. Distributions to Shareholders.

Distributions to shareholders of each class were as follows:

Years ended October 31,	2008	2007
From net realized gain
Class A	$ 4,356,510	$ 1,408,419
Class T	2,907,666	1,212,214
Class B	872,761	331,720
Class C	1,452,724	450,108
Institutional Class	1,588,806	218,105
Total	$ 11,178,467	$ 3,620,566

Annual Report

Notes to Financial Statements - continued

12. Share Transactions.

Transactions for each class of shares were as follows:

	Shares		Dollars
Years ended October 31,	2008	2007	2008	2007
Class A
Shares sold	1,938,322	2,380,262	$ 25,081,877	$ 37,600,639
Reinvestment of distributions	278,824	89,257	4,132,165	1,318,328
Shares redeemed	(2,055,820)	(1,160,178)	(25,953,328)	(18,379,503)
Net increase (decrease)	161,326	1,309,341	$ 3,260,714	$ 20,539,464
Class T
Shares sold	406,480	1,090,377	$ 5,205,173	$ 17,098,047
Reinvestment of distributions	189,698	79,731	2,801,832	1,174,441
Shares redeemed	(1,110,546)	(910,726)	(14,265,802)	(14,510,660)
Net increase (decrease)	(514,368)	259,382	$ (6,258,797)	$ 3,761,828
Class B
Shares sold	199,948	234,870	$ 2,416,028	$ 3,643,216
Reinvestment of distributions	52,366	20,325	765,061	297,767
Shares redeemed	(481,445)	(303,968)	(6,047,926)	(4,752,246)
Net increase (decrease)	(229,131)	(48,773)	$ (2,866,837)	$ (811,263)
Class C
Shares sold	244,999	724,458	$ 3,130,670	$ 11,299,990
Reinvestment of distributions	88,900	26,703	1,296,157	390,661
Shares redeemed	(635,791)	(481,747)	(8,055,365)	(7,626,826)
Net increase (decrease)	(301,892)	269,414	$ (3,628,538)	$ 4,063,825
Institutional Class
Shares sold	926,870	1,415,138	$ 12,034,051	$ 22,923,242
Reinvestment of distributions	93,037	10,280	1,382,526	152,355
Shares redeemed	(981,521)	(297,108)	(10,887,168)	(4,778,218)
Net increase (decrease)	38,386	1,128,310	$ 2,529,409	$ 18,297,379

Annual Report

Report of Independent Registered Public Accounting Firm

To the Trustees of Fidelity Advisor Series I and Shareholders of Fidelity Advisor Value Fund:

We have audited the accompanying statement of assets and liabilities of Fidelity Advisor Value Fund (the Fund), a fund of Fidelity Advisor Series I, including the schedule of investments, as of October 31, 2008, and the related statement of operations for the year then ended, the statement of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the four years in the period then ended and for the period from December 23, 2003 (commencement of operations) to October 31, 2004. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund's internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of October 31, 2008, by correspondence with the custodians and brokers; where replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Fidelity Advisor Value Fund as of October 31, 2008, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and its financial highlights for each of the four years in the period then ended and for the period from December 23, 2003 (commencement of operations) to October 31, 2004, in conformity with accounting principles generally accepted in the United States of America.

/s/ Deloitte & Touche LLP

DELOITTE & TOUCHE LLP

Boston, Massachusetts

December 19, 2008

Annual Report

Trustees and Officers

The Trustees Member of the Advisory Board, and executive officers of the trust and funds, as applicable, are listed below. The Board of Trustees governs the fund and is responsible for protecting the interests of shareholders. The Trustees are experienced executives who meet periodically throughout the year to oversee the fund's activities, review contractual arrangements with companies that provide services to the fund, and review the fund's performance. Except for Edward C. Johnson 3d and James C. Curvey, each of the Trustees oversees 220 funds advised by FMR or an affiliate. Messrs. Johnson and Curvey oversee 379 funds advised by FMR or an affiliate.

The Trustees hold office without limit in time except that (a) any Trustee may resign; (b) any Trustee may be removed by written instrument, signed by at least two-thirds of the number of Trustees prior to such removal; (c) any Trustee who requests to be retired or who has become incapacitated by illness or injury may be retired by written instrument signed by a majority of the other Trustees; and (d) any Trustee may be removed at any special meeting of shareholders by a two-thirds vote of the outstanding voting securities of the trust. Each Trustee who is not an interested person (as defined in the 1940 Act) (Independent Trustee), shall retire not later than the last day of the calendar year in which his or her 72nd birthday occurs. The Independent Trustees may waive this mandatory retirement age policy with respect to individual Trustees. The executive officers and Advisory Board Member hold office without limit in time, except that any officer and Advisory Board Member may resign or may be removed by a vote of a majority of the Trustees at any regular meeting or any special meeting of the Trustees. Except as indicated, each individual has held the office shown or other offices in the same company for the past five years.

The fund's Statement of Additional Information (SAI) includes more information about the Trustees. To request a free copy call Fidelity at 1-877-208-0098.

Interested Trustees*:

Correspondence intended for each Trustee who is an interested person may be sent to Fidelity Investments, 82 Devonshire Street, Boston, Massachusetts 02109.

Name, Age; Principal Occupation
Edward C. Johnson 3d (78)

Year of Election or Appointment: 1983

Mr. Johnson is Chairman of the Board of Trustees. Mr. Johnson serves as Chief Executive Officer, Chairman, and a Director of FMR LLC; Chairman and a Director of FMR; Chairman and a Director of Fidelity Research & Analysis Company (FRAC); Chairman and a Director of Fidelity Investments Money Management, Inc.; and Chairman and a Director of FMR Co., Inc. In addition, Mr. Johnson serves as Chairman and Director of FIL Limited. Previously, Mr. Johnson served as President of FMR LLC (2006-2007).

James C. Curvey (73)

Year of Election or Appointment: 2007

Mr. Curvey also serves as Trustee (2007-present) of other investment companies advised by FMR. Mr. Curvey is a Director of FMR and FMR Co., Inc. (2007-present). Mr. Curvey is also Vice Chairman (2006-present) and Director of FMR LLC. In addition, Mr. Curvey serves as an Overseer for the Boston Symphony Orchestra and a member of the Trustees of Villanova University.

* Trustees have been determined to be "Interested Trustees" by virtue of, among other things, their affiliation with the trust or various entities under common control with FMR. FMR Corp. merged with and into FMR LLC on October 1, 2007. Any references to FMR LLC for prior periods are deemed to be references to the prior entity.

Independent Trustees:

Correspondence intended for each Independent Trustee (that is, the Trustees other than the Interested Trustees) may be sent to Fidelity Investments, P.O. Box 55235, Boston, Massachusetts 02205-5235.

Name, Age; Principal Occupation
Dennis J. Dirks (60)

Year of Election or Appointment: 2005

Prior to his retirement in May 2003, Mr. Dirks was Chief Operating Officer and a member of the Board of The Depository Trust & Clearing Corporation (DTCC) (1999-2003). He also served as President, Chief Operating Officer, and Board member of The Depository Trust Company (DTC) (1999-2003) and President and Board member of the National Securities Clearing Corporation (NSCC) (1999-2003). In addition, Mr. Dirks served as a Trustee and a member of the Finance Committee of Manhattan College (2005-2008), and as Chief Executive Officer and Board member of the Government Securities Clearing Corporation (2001-2003) and Chief Executive Officer and Board member of the Mortgage-Backed Securities Clearing Corporation (2001-2003). Mr. Dirks also serves as a Trustee and a member of the Finance Committee of AHRC of Nassau County (2006-present).

Alan J. Lacy (55)

Year of Election or Appointment: 2008

Mr. Lacy serves as Senior Adviser (2007-present) of Oak Hill Capital Partners, L.P. (a private equity firm). Mr. Lacy also served as Chief Executive Officer (2000-2005) and Vice Chairman (2005-2006) of Sears Holdings Corporation and Sears, Roebuck and Co. (retail). In addition, Mr. Lacy serves as a member of the Board of Directors of The Western Union Company (global money transfer, 2006-present) and Bristol-Myers Squibb (global pharmaceuticals, 2007-present). Mr. Lacy is a Trustee of the National Parks Conservation Association and The Field Museum of Natural History.

Ned C. Lautenbach (64)

Year of Election or Appointment: 2000

Mr. Lautenbach is Chairman of the Independent Trustees (2006-present). Mr. Lautenbach is an Advisory Partner of Clayton, Dubilier & Rice, Inc. (private equity investment firm). Previously, Mr. Lautenbach was with the International Business Machines Corporation (IBM) from 1968 until his retirement in 1998. Mr. Lautenbach serves as a Director of Eaton Corporation (diversified industrial) as well as the Philharmonic Center for the Arts in Naples, Florida. He also is a member of the Board of Trustees of Fairfield University (2005-present), as well as a member of the Council on Foreign Relations. Previously, Mr. Lautenbach served as a Director of Sony Corporation (2006-2007).

Joseph Mauriello (64)

Year of Election or Appointment: 2008

Prior to his retirement in January 2006, Mr. Mauriello served in numerous senior management positions including Deputy Chairman and Chief Operating Officer (2004-2005), and Vice Chairman of Financial Services (2002-2004) of KPMG LLP US (professional services firm, 1965-2005). Mr. Mauriello currently serves as a member of the Board of Directors of XL Capital Ltd. (global insurance and re-insurance company, 2006-present) and of Arcadia Resources Inc. (health care services and products, 2007-present). He also served as a Director of the Hamilton Funds of the Bank of New York (2006-2007).

Cornelia M. Small (64)

Year of Election or Appointment: 2005

Ms. Small is a member of the Investment Committee, and Chair (2008-present) and a member of the Board of Trustees of Smith College. Ms. Small also serves on the Investment Committee of the Berkshire Taconic Community Foundation (2008-present). Previously, Ms. Small served as Chairperson of the Investment Committee (2002-2008) of Smith College and as Co-Chair (2000-2003) of the Annual Fund for the Fletcher School of Law and Diplomacy. In addition, she served as Chief Investment Officer, Director of Global Equity Investments, and a member of the Board of Directors of Scudder, Stevens & Clark and Scudder Kemper Investments.

William S. Stavropoulos (69)

Year of Election or Appointment: 2002

Mr. Stavropoulos is Chairman Emeritus of the Board of Directors of The Dow Chemical Company, where he previously served in numerous senior management positions, including President (1993-2000; 2002-2003), CEO (1995-2000; 2002-2004), Chairman of the Executive Committee (2000-2006), and as a member of the Board of Directors (1990-2006). Currently, he is a Director of Teradata Corporation (data warehousing and technology solutions, 2008-present), Chemical Financial Corporation, Maersk Inc. (industrial conglomerate), Tyco International, Inc. (multinational manufacturing and services, 2007-present), and a member of the Advisory Board for Metalmark Capital (private equity investment firm, 2005-present). He is a special advisor to Clayton, Dubilier & Rice, Inc. (private equity investment). In addition, Mr. Stavropoulos is a member of the University of Notre Dame Advisory Council for the College of Science.

David M. Thomas (59)

Year of Election or Appointment: 2008

Previously, Mr. Thomas served as Executive Chairman (2005-2006) and Chairman and Chief Executive Officer (2000-2005) of IMS Health, Inc. (pharmaceutical and healthcare information solutions). In addition, Mr. Thomas serves as a member of the Board of Directors of Fortune Brands, Inc. (consumer products holding company), and Interpublic Group of Companies, Inc. (marketing communication, 2004-present).

Michael E. Wiley (58)

Year of Election or Appointment: 2008

Mr. Wiley also serves as a member of the Board of Trustees of the University of Tulsa (2000-2006; 2007-present). He serves as a Director of Tesoro Corporation (independent oil refiner and marketer, 2005-present), and a Director of Bill Barrett Corporation (exploration and production company, 2005-present). In addition, he also serves as a Director of Post Oak Bank (privately-held bank, 2004-present). Previously, Mr. Wiley served as a Sr. Energy Advisor of Katzenbach Partners, LLC (consulting firm, 2006-2007), as an Advisory Director of Riverstone Holdings (private investment firm), Chairman, President, and CEO of Baker Hughes, Inc. (oilfield services company, 2000-2004), and as Director of Spinnaker Exploration Company (exploration and production company, 2001-2005).

Advisory Board Member and Executive Officers**:

Correspondence intended for each executive officer and Mr. Lynch may be sent to Fidelity Investments, 82 Devonshire Street, Boston, Massachusetts 02109.

Name, Age; Principal Occupation
Peter S. Lynch (64)

Year of Election or Appointment: 2003

Member of the Advisory Board of Fidelity's Equity and High Income Funds. Mr. Lynch is Vice Chairman and a Director of FMR, and Vice Chairman (2001-present) and a Director of FMR Co., Inc. Previously, Mr. Lynch served as a Trustee of the Fidelity funds (1990-2003). In addition, he serves as a Trustee of Boston College and as the Chairman of the Inner-City Scholarship Fund. Previously, Mr. Lynch served on the Special Olympics International Board of Directors (1997-2006).

Kenneth B. Robins (39)

Year of Election or Appointment: 2008

President and Treasurer of Fidelity's Equity and High Income Funds. Mr. Robins is an employee of Fidelity Investments (2004-present). Before joining Fidelity Investments, Mr. Robins worked at KPMG LLP, where he was a partner in KPMG's department of professional practice (2002-2004).

Walter C. Donovan (46)

Year of Election or Appointment: 2007

Vice President of Fidelity's Equity Funds. Mr. Donovan also serves as President of FMR and FMR Co., Inc., and Executive Vice President of Fidelity Investments Money Management, Inc. (2007-present). Previously, Mr. Donovan served as Executive Vice President of FMR and FMR Co., Inc. (2005-2007) and Senior Vice President of FMR (2003-2005) and FMR Co., Inc. (2004-2005).

Bruce T. Herring (43)

Year of Election or Appointment: 2006

Vice President of certain Equity Funds. Mr. Herring also serves as Group Chief Investments Officer of FMR. Previously, Mr. Herring served as a portfolio manager for Fidelity U.S. Equity Funds.

Scott C. Goebel (40)

Year of Election or Appointment: 2008

Secretary and Chief Legal Officer (CLO) of the Fidelity funds. Mr. Goebel also serves as General Counsel, Secretary, and Senior Vice President of FMR (2008-present); Deputy General Counsel of FMR LLC; Chief Legal Secretary of Fidelity Management & Research (Hong Kong) Limited (2008-present) and Assistant Secretary of Fidelity Management & Research (Japan) Inc. (2008-present). Previously, Mr. Goebel served as Assistant Secretary of the Funds (2007-2008) and as Vice President and Secretary of Fidelity Distributors Corporation (FDC) (2005-2007).

John B. McGinty, Jr. (46)

Year of Election or Appointment: 2008

Assistant Secretary of Fidelity's Equity and High Income Funds. Mr. McGinty is an employee of Fidelity Investments (2004-present). Mr. McGinty also serves as Senior Vice President, Secretary, and Chief Legal Officer of [Fidelity Distributors Corporation (FDC)/FDC] (2007-present). Before joining Fidelity Investments, Mr. McGinty practiced law at Ropes & Gray, LLP.

Holly C. Laurent (54)

Year of Election or Appointment: 2008

Anti-Money Laundering (AML) Officer of the Fidelity funds. Ms. Laurent is an employee of Fidelity Investments. Previously, Ms. Laurent was Senior Vice President and Head of Legal for Fidelity Business Services India Pvt. Ltd. (2006-2008), Senior Vice President, Deputy General Counsel and Group Head for FMR LLC (2005-2006).

Christine Reynolds (50)

Year of Election or Appointment: 2008

Chief Financial Officer of the Fidelity funds. Ms. Reynolds became President of Fidelity Pricing and Cash Management Services (FPCMS) in August 2008. She served as Chief Operating Officer of FPCMS from 2007 through July 2008. Previously, Ms. Reynolds served as President, Treasurer, and Anti-Money Laundering officer of the Fidelity funds (2004-2007). Before joining Fidelity Investments, Ms. Reynolds worked at PricewaterhouseCoopers LLP (PwC) (1980-2002), where she was an audit partner with PwC's investment management practice.

Kenneth A. Rathgeber (61)

Year of Election or Appointment: 2004

Chief Compliance Officer of Fidelity's Equity and High Income Funds. Mr. Rathgeber is Chief Compliance Officer of Fidelity Management & Research (Hong Kong) Limited (2008-present), Fidelity Management & Research (Japan) Inc. (2008-present), FMR (2005-present), FMR Co., Inc. (2005-present), Fidelity Management & Research (U.K.) Inc. (2005-present), Fidelity Research & Analysis Company (2005-present), Fidelity Investments Money Management, Inc. (2005-present), and Strategic Advisers, Inc. (2005-present).

Bryan A. Mehrmann (47)

Year of Election or Appointment: 2005

Deputy Treasurer of the Fidelity funds. Mr. Mehrmann is an employee of Fidelity Investments. Previously, Mr. Mehrmann served as Vice President of Fidelity Investments Institutional Services Group (FIIS)/Fidelity Investments Institutional Operations Corporation, Inc. (FIIOC) Client Services (1998-2004).

Adrien E. Deberghes (41)

Year of Election or Appointment: 2008

Deputy Treasurer of Fidelity's Equity and High Income Funds. Mr. Deberghes is an employee of Fidelity Investments (2008-present). Previously, Mr. Deberghes served as Senior Vice President of Mutual Fund Administration at State Street Corporation (2007-2008), Senior Director of Mutual Fund Administration at Investors Bank & Trust (2005-2007), and Director of Finance for Dunkin' Brands (2000-2005).

Robert G. Byrnes (41)

Year of Election or Appointment: 2005

Assistant Treasurer of the Fidelity funds. Mr. Byrnes is an employee of Fidelity Investments (2005-present). Previously, Mr. Byrnes served as Vice President of Fidelity Pricing and Cash Management Services (FPCMS) (2003-2005). Before joining Fidelity Investments, Mr. Byrnes worked at Deutsche Asset Management where he served as Vice President of the Investment Operations Group (2000-2003).

Peter L. Lydecker (54)
Year of Election or Appointment: 2004 Assistant Treasurer of the Fidelity funds. Mr. Lydecker is an employee of Fidelity Investments.
Paul M. Murphy (61)

Year of Election or Appointment: 2007

Assistant Treasurer of the Fidelity funds. Mr. Murphy is an employee of Fidelity Investments (2007-present). Previously, Mr. Murphy served as Chief Financial Officer of the Fidelity Funds (2005-2006), Vice President and Associate General Counsel of FMR (2007), and Senior Vice President of Fidelity Pricing and Cash Management Services (FPCMS) (1994-2007).

Gary W. Ryan (50)

Year of Election or Appointment: 2005

Assistant Treasurer of the Fidelity funds. Mr. Ryan is an employee of Fidelity Investments. Previously, Mr. Ryan served as Vice President of Fund Reporting in Fidelity Pricing and Cash Management Services (FPCMS) (1999-2005).

** FMR Corp. merged with and into FMR LLC on October 1, 2007. Any references to FMR LLC for prior periods are deemed to be references to the prior entity.

Annual Report

Distributions (Unaudited)

The fund designates 100% of the dividend distributed in December 2007 as qualifying for the dividends-received deduction for corporate shareholders.

The fund designates 100% of the dividend distributed in December 2007 as amounts which may be taken into account as a dividend for the purposes of the maximum rate under section 1(h)(11) of the Internal Revenue Code.

The fund will notify shareholders in January 2009 of amounts for use in preparing 2008 income tax returns.

Annual Report

Proxy Voting Results

A special meeting of the fund's shareholders was held on June 18, 2008. The results of votes taken among shareholders on the proposals before them are reported below. Each vote reported represents one dollar of net asset value held on the record date for the meeting.

PROPOSAL 1
To elect a Board of Trustees.A
	# of Votes	% of Votes
James C. Curvey
Affirmative	25,533,645,076.55	95.758
Withheld	1,131,045,213.53	4.242
TOTAL	26,664,690,290.08	100.000
Dennis J. Dirks
Affirmative	25,686,005,364.53	96.330
Withheld	978,684,925.55	3.670
TOTAL	26,664,690,290.08	100.000
Edward C. Johnson 3d
Affirmative	25,589,947,163.14	95.969
Withheld	1,074,743,126.94	4.031
TOTAL	26,664,690,290.08	100.000
Alan J. Lacy
Affirmative	25,669,138,246.63	96.266
Withheld	995,552,043.45	3.734
TOTAL	26,664,690,290.08	100.000
Ned C. Lautenbach
Affirmative	25,672,946,891.13	96.281
Withheld	991,743,398.95	3.719
TOTAL	26,664,690,290.08	100.000
Joseph Mauriello
Affirmative	25,675,331,192.42	96.290
Withheld	989,359,097.66	3.710
TOTAL	26,664,690,290.08	100.000
Cornelia M. Small
Affirmative	25,677,299,164.74	96.297
Withheld	987,391,125.34	3.703
TOTAL	26,664,690,290.08	100.000
	# of Votes	% of Votes
William S. Stavropoulos
Affirmative	25,644,596,204.07	96.174
Withheld	1,020,094,086.01	3.826
TOTAL	26,664,690,290.08	100.000
David M. Thomas
Affirmative	25,683,151,595.87	96.319
Withheld	981,538,694.21	3.681
TOTAL	26,664,690,290.08	100.000
Michael E. Wiley
Affirmative	25,681,657,144.60	96.313
Withheld	983,033,145.48	3.687
TOTAL	26,664,690,290.08	100.000
PROPOSAL 2
To amend the Declaration of Trust of Fidelity Advisor Series I to reduce the required quorum for future shareholder meetings.A
	# of Votes	% of Votes
Affirmative	14,366,154,116.59	53.877
Against	3,894,779,838.51	14.607
Abstain	853,635,309.57	3.201
Broker Non-Votes	7,550,121,025.41	28.315
TOTAL	26,664,690,290.08	100.000
PROPOSAL 4

To approve an amended management contract for Fidelity Advisor Value Fund that includes adding a performance adjustment component to the management fee and giving the Trustees the authority to change the fund's performance adjustment index going forward, without a shareholder vote, subject to applicable law.

	# of Votes	% of Votes
Affirmative	65,428,627.57	67.515
Against	13,222,680.63	13.644
Abstain	3,574,955.12	3.689
Broker Non-Votes	14,683,601.31	15.152
TOTAL	96,909,864.63	100.000

A Denotes trust-wide proposal and voting results.

Annual Report

Board Approval of Investment Advisory Contracts and Management Fees

Advisor Value Fund

Each year, typically in July, the Board of Trustees, including the Independent Trustees (together, the Board), votes on the renewal of the management contract and sub-advisory agreements (together, the Advisory Contracts) for the fund. The Board, assisted by the advice of fund counsel and Independent Trustees' counsel, requests and considers a broad range of information throughout the year.

The Board meets regularly and, acting directly and through its separate committees, requests and receives information concerning, and considers at each of its meetings factors that are relevant to, its annual consideration of the renewal of the fund's Advisory Contracts, including the services and support provided to the fund and its shareholders. At the time of the renewal, the Board had 12 standing committees, each composed of Independent Trustees with varying backgrounds, to which the Board has assigned specific subject matter responsibilities in order to enhance effective decision-making by the Board. Each committee has a written charter outlining the structure and purposes of the committee. The Board also meets as needed to consider matters specifically related to the Board's annual consideration of the renewal of Advisory Contracts.

At its July 2008 meeting, the Board of Trustees, including the Independent Trustees, unanimously determined to renew the fund's Advisory Contracts. In reaching its determination, the Board considered all factors it believed relevant, including (i) the nature, extent, and quality of the services to be provided to the fund and its shareholders (including the investment performance of the fund); (ii) the competitiveness of the fund's management fee and total expenses; (iii) the total costs of the services to be provided by and the profits to be realized by Fidelity from its relationship with the fund; (iv) the extent to which economies of scale would be realized as the fund grows; and (v) whether fee levels reflect these economies of scale, if any, for the benefit of fund shareholders. The Board also approved agreements with foreign sub-advisers Fidelity Management & Research (Japan) Inc. and Fidelity Management & Research (Hong Kong) Limited, as well as amendments to the fund's agreement with Fidelity Management & Research (U.K.) Inc.

In considering whether to renew the Advisory Contracts for the fund, the Board ultimately reached a determination, with the assistance of fund counsel and Independent Trustees' counsel and through the exercise of its business judgment, that the renewal of the Advisory Contracts and the compensation to be received by Fidelity under the management contract is consistent with Fidelity's fiduciary duty under applicable law. The Board's decision to renew the Advisory Contracts was not based on any single factor noted above, but rather was based on a comprehensive consideration of all the information provided to the Board at its meetings throughout the year. The Board, in reaching its determination to renew the Advisory Contracts, is aware that shareholders in the fund have a broad range of investment choices available to them, including a wide choice among mutual funds offered by competitors to Fidelity, and that the fund's shareholders, with the opportunity to review and weigh the disclosure provided by the fund in its prospectus and other public disclosures, have chosen to invest in this fund, managed by Fidelity.

Annual Report

Nature, Extent, and Quality of Services Provided. The Board considered staffing within the investment adviser, FMR, and the sub-advisers (together, the Investment Advisers), including the backgrounds of the fund's investment personnel and the fund's investment objective and discipline. The Independent Trustees also had discussions with senior management of Fidelity's investment operations and investment groups. The Board considered the structure of the portfolio manager compensation program and whether this structure provides appropriate incentives.

Resources Dedicated to Investment Management and Support Services. The Board reviewed the size, education, and experience of the Investment Advisers' investment staff, their use of technology, and the Investment Advisers' approach to recruiting, training, and retaining portfolio managers and other research, advisory, and management personnel. The Board noted that Fidelity's analysts have access to a variety of technological tools that enable them to perform both fundamental and quantitative analysis and to specialize in various disciplines. The Board considered Fidelity's extensive global research capabilities that enable the Investment Advisers to aggregate data from various sources in an effort to produce positive investment results. The Board also considered that Fidelity's portfolio managers and analysts have access to daily portfolio attribution that allows for monitoring of a fund's portfolio, as well as an electronic communication system that provides immediate real-time access to research concerning issuers and credit enhancers.

Shareholder and Administrative Services. The Board considered (i) the nature, extent, quality, and cost of advisory, administrative, distribution, and shareholder services performed by the Investment Advisers and their affiliates under the Advisory Contracts and under separate agreements covering transfer agency, pricing and bookkeeping, and securities lending services for the fund; (ii) the nature and extent of the Investment Advisers' supervision of third party service providers, principally custodians and subcustodians; and (iii) the resources devoted to, and the record of compliance with, the fund's compliance policies and procedures. The Board also reviewed the allocation of fund brokerage, including allocations to brokers affiliated with the Investment Advisers, the use of brokerage commissions to pay fund expenses, and the use of "soft" commission dollars to pay for research services. The Board further considered that Fidelity voluntarily pays for market data out of its own resources.

The Board noted that the growth of fund assets across the complex allows Fidelity to reinvest in the development of services designed to enhance the value or convenience of the Fidelity funds as investment vehicles. These services include 24-hour access to account information and market information through phone representatives and over the Internet, and investor education materials and asset allocation tools.

Annual Report

Board Approval of Investment Advisory Contracts and
Management Fees - continued

Investment in a Large Fund Family. The Board considered the benefits to shareholders of investing in a Fidelity fund, including the benefits of investing in a fund that is part of a large family of funds offering a variety of investment disciplines and providing for a large variety of mutual fund investor services. For example, fund shareholders are offered the privilege of exchanging shares of the fund for shares of other Fidelity funds, as set forth in the fund's prospectus, without paying a sales charge. The Board noted that Fidelity has taken a number of actions over the previous year that benefited particular funds, including (i) dedicating additional resources to investment research and to restructure the investment research teams; (ii) contractually agreeing to reduce the management fees on Fidelity's Institutional Money Market Funds and launching Class IV and Institutional Class of certain of these funds; (iii) reducing the transfer agent fees for the Fidelity Select Portfolios and Investor Class of the VIP funds; and (iv) launching Class K of 29 equity funds as a lower-fee class available to certain employer-sponsored retirement plans.

Investment Performance. The Board considered whether the fund has operated within its investment objective, as well as its record of compliance with its investment restrictions. It also reviewed the fund's absolute investment performance for each class, as well as the fund's relative investment performance for each class measured against (i) a broad-based securities market index, and (ii) a peer group of mutual funds deemed appropriate by the Board over multiple periods. Because the fund had been in existence less than five calendar years, the following charts considered by the Board show, over the one- and three-year periods ended December 31, 2007, the cumulative total returns of Institutional Class (Class I) and Class C of the fund, the cumulative total returns of a broad-based securities market index ("benchmark"), and a range of cumulative total returns of a peer group of mutual funds identified by Morningstar, Inc. as having an investment style similar to that of the fund based on underlying portfolio holdings. The returns of Institutional Class (Class I) and Class C show the performance of the highest and lowest performing classes, respectively (based on three-year performance). The box within each chart shows the 25th percentile return (bottom of box) and the 75th percentile return (top of box) of the peer group. Returns shown above the box are in the first quartile and returns shown below the box are in the fourth quartile. The percentage beaten numbers noted below each chart correspond to the percentile box and represent the percentage of funds in the peer group whose performance was equal to or lower than that of the class indicated.

Annual Report

Advisor Value Fund

The Board reviewed the fund's relative investment performance against its peer group and stated that the performance of Institutional Class (Class I) of the fund was in the second quartile for all the periods shown. The Board also stated that the investment performance of Institutional Class (Class I) of the fund compared favorably to its benchmark for the one-year period, although the fund's three-year cumulative total return was lower than its benchmark. The Board considered that the variations in performance among the fund's classes reflect the variations in class expenses, which result in lower performance for higher expense classes.

The Board considered that FMR has taken steps to refocus and strengthen equity research, equity portfolio management, and compliance.

Based on its review, and giving particular weight to the nature and quality of the resources dedicated by the Investment Advisers to maintain and improve relative performance, the Board concluded that the nature, extent, and quality of the services provided to the fund will benefit the fund's shareholders, particularly in light of the Board's view that the fund's shareholders benefit from investing in a fund that is part of a large family of funds offering a variety of investment disciplines and services.

Competitiveness of Management Fee and Total Fund Expenses. The Board considered the fund's management fee and total expenses compared to "mapped groups" of competitive funds and classes. Fidelity creates "mapped groups" by combining similar Lipper investment objective categories that have comparable management fee characteristics. Combining Lipper investment objective categories aids the Board's management fee and total expense comparisons by broadening the competitive group used for comparison and by reducing the number of universes to which various Fidelity funds are compared. The Board also considered supplemental information about how the fund's management fee and total expenses ranked relative to groups based on Lipper classifications, which take into account a fund's market capitalization and style.

Annual Report

Board Approval of Investment Advisory Contracts and
Management Fees - continued

The Board considered two proprietary management fee comparisons for the 12-month (or shorter) periods shown in the chart below. The group of Lipper funds used by the Board for management fee comparisons is referred to below as the "Total Mapped Group." The Total Mapped Group comparison focuses on a fund's standing relative to the total universe of comparable funds available to investors, in terms of gross management fees before expense reimbursements or caps. "TMG %" represents the percentage of funds in the Total Mapped Group that had management fees that were lower than the fund's. For example, a TMG % of 9% means that 91% of the funds in the Total Mapped Group had higher management fees than the fund. The "Asset-Size Peer Group" (ASPG) comparison focuses on a fund's standing relative to non-Fidelity funds similar in size to the fund within the Total Mapped Group. The ASPG represents at least 15% of the funds in the Total Mapped Group with comparable asset size and management fee characteristics, subject to a minimum of 50 funds (or all funds in the Total Mapped Group if fewer than 50). Additional information, such as the ASPG quartile in which the fund's management fee ranked, is also included in the chart and considered by the Board.

Advisor Value Fund

The Board noted that the fund's management fee ranked below the median of its Total Mapped Group and below the median of its ASPG for 2007.

Annual Report

In connection with the renewal of the fund's management contract, the Board also approved a non-material amendment to the fund's management contract to correct a typographical error in the group fee schedule.

Furthermore, the Board considered that, on June 18, 2008, after the periods shown in the chart above, shareholders approved an amended management contract for the fund that will add a performance adjustment component to the management fee paid by the fund (that is, the fund's management fee will be subject to upward or downward adjustment depending upon whether, and to what extent, the fund's investment performance for the performance period exceeds, or is exceeded by, the record (over the same period) of a Board-approved performance adjustment index). The performance period for the fund commenced on July 1, 2008. Starting with the twelfth month, the performance adjustment takes effect.

Based on its review, the Board concluded that the fund's management fee was fair and reasonable in light of the services that the fund receives and the other factors considered.

In its review of each class's total expenses, the Board considered the fund's management fee as well as other fund or class expenses, as applicable, such as transfer agent fees, pricing and bookkeeping fees, fund-paid 12b-1 fees, and custodial, legal, and audit fees. The Board also noted the effects of any waivers and reimbursements on fees and expenses. As part of its review, the Board also considered current and historical total expenses of each class of the fund compared to competitive fund median expenses. Each class of the fund is compared to those funds and classes in the Total Mapped Group (used by the Board for management fee comparisons) that have a similar sales load structure.

The Board noted that the total expenses of each of Class A, Class B, and Institutional Class ranked below its competitive median for 2007, the total expenses of Class C ranked equal to its competitive median for 2007, and the total expenses of Class T ranked above its competitive median for 2007. The Board considered that the total expenses for Class T were above the median primarily because its 12b-1 fee is higher than the typical front-end load class. The Board noted that the fund offers multiple classes, each of which has a different sales load and 12b-1 fee structure, and that the multiple structures are intended to offer a range of pricing options for the intermediary market. The Board also noted that the total expenses of the classes vary primarily by the level of their 12b-1 fees, although differences in transfer agent fees may also cause expenses to vary from class to class.

In its review of total expenses, the Board also considered Fidelity fee structures and other information on clients that FMR and its affiliates service in other competitive markets, such as other mutual funds advised or subadvised by FMR or its affiliates, pension plan clients, and other institutional clients.

Annual Report

Board Approval of Investment Advisory Contracts and
Management Fees - continued

Based on its review, the Board concluded that the total expenses of each class of the fund were reasonable, although in one case above the median of the universe presented for comparison, in light of the services that the fund and its shareholders receive and the other factors considered.

Costs of the Services and Profitability. The Board considered the revenues earned and the expenses incurred by Fidelity in conducting the business of developing, marketing, distributing, managing, administering and servicing the fund and its shareholders. The Board also considered the level of Fidelity's profits in respect of all the Fidelity funds.

On an annual basis, FMR presents to the Board Fidelity's profitability for the fund. Fidelity calculates the profitability for each fund, as well as aggregate profitability for groups of Fidelity funds and all Fidelity funds, using a series of detailed revenue and cost allocation methodologies which originate with the audited books and records of Fidelity. The Audit Committee of the Board reviews any significant changes from the prior year's methodologies.

PricewaterhouseCoopers LLP (PwC), independent registered public accounting firm and auditor to Fidelity and certain Fidelity funds, has been engaged annually by the Board as part of the Board's assessment of the results of Fidelity's profitability analysis. PwC's engagement includes the review and assessment of Fidelity's methodologies used in determining the revenues and expenses attributable to Fidelity's mutual fund business, and completion of agreed-upon procedures surrounding the mathematical accuracy of fund profitability and its conformity to allocation methodologies. After considering PwC's reports issued under the engagement and information provided by Fidelity, the Board believes that while other allocation methods may also be reasonable, Fidelity's profitability methodologies are reasonable in all material respects.

The Board has also reviewed Fidelity's non-fund businesses and any fall-out benefits related to the mutual fund business as well as cases where Fidelity's affiliates may benefit from or be related to the fund's business.

The Board considered the costs of the services provided by and the profits realized by Fidelity in connection with the operation of the fund and determined that the amount of profit is a fair entrepreneurial profit for the management of the fund.

Economies of Scale. The Board considered whether there have been economies of scale in respect of the management of the Fidelity funds, whether the Fidelity funds (including the fund) have appropriately benefited from any such economies of scale, and whether there is potential for realization of any further economies of scale. The Board considered the extent to which the fund will benefit from economies of scale through increased services to the fund, through waivers or reimbursements, or through fee or expense reductions.

Annual Report

The Board recognized that the fund's management contract incorporates a "group fee" structure, which provides for lower group fee rates as total fund assets under FMR's management increase, and for higher group fee rates as total fund assets under FMR's management decrease. FMR determines the group fee rates based on a tiered asset "breakpoint" schedule. The Board considered that the group fee is designed to deliver the benefits of economies of scale to fund shareholders when total fund assets increase, even if assets of any particular fund are unchanged or have declined, because some portion of Fidelity's costs are attributable to services provided to all Fidelity funds, and all funds benefit if those costs can be allocated among more assets. The Board concluded that, given the group fee structure, fund shareholders will achieve a certain level of economies of scale as assets under FMR's management increase at the fund complex level, regardless of whether Fidelity achieves any such economies of scale.

The Board further concluded that any potential economies of scale are being shared between fund shareholders and Fidelity in an appropriate manner.

Additional Information Requested by the Board. In order to develop fully the factual basis for consideration of the Fidelity funds' Advisory Contracts, the Board requested and received additional information on certain topics, including (i) fund performance trends and actions to be taken by FMR to improve certain funds' overall performance; (ii) portfolio manager changes that have occurred during the past year; (iii) Fidelity's fund profitability methodology, the profitability of certain fund service providers, and profitability trends for certain funds; (iv) Fidelity's compensation structure for portfolio managers and key personnel, including its effects on fund profitability and the extent to which portfolio manager compensation is linked to fund performance; (v) Fidelity's fee structures and rationale for recommending different fees among categories of funds; and (vi) Fidelity's rationale for recommending which funds should have a performance adjustment component as part of their management fees.

Based on its evaluation of all of the conclusions noted above, and after considering all material factors, the Board ultimately concluded that the advisory fee structures are fair and reasonable, and that the fund's Advisory Contracts should be renewed.

Annual Report

Investment Adviser

Fidelity Management & Research Company
Boston, MA

Investment Sub-Advisers

FMR Co., Inc.

Fidelity Management & Research
(U.K.) Inc.

Fidelity Research & Analysis Company

Fidelity Investments Japan Limited

FIL Investment Advisors

FIL Investment Advisors (U.K.) Ltd.

Fidelity Management & Research
(Hong Kong) Limited

Fidelity Management & Research
(Japan) Inc.

General Distributor

Fidelity Distributors Corporation

Boston, MA

Transfer and Service Agents

Fidelity Investments Institutional Operations Company, Inc.

Boston, MA

Fidelity Service Company, Inc.

Boston, MA

Custodian

Mellon Bank, N.A.

Pittsburgh, PA

FAVI-UANN-1208
1.809013.104

Item 2. Code of Ethics

As of the end of the period, October 31, 2008, Fidelity Advisor Series I (the trust) has adopted a code of ethics, as defined in Item 2 of Form N-CSR, that applies to its President and Treasurer and its Chief Financial Officer. A copy of the code of ethics is filed as an exhibit to this Form N-CSR.

Item 3. Audit Committee Financial Expert

The Board of Trustees of the trust has determined that Joseph Mauriello is an audit committee financial expert, as defined in Item 3 of Form N-CSR.   Mr. Mauriello is independent for purposes of Item 3 of Form N-CSR.

Item 4. Principal Accountant Fees and Services

Fees and Services

The following table presents fees billed by Deloitte & Touche LLP, the member firms of Deloitte Touche Tohmatsu, and their respective affiliates (collectively, "Deloitte Entities") in each of the last two fiscal years for services rendered to Fidelity Advisor Floating Rate High Income Fund, Fidelity Advisor High Income Advantage Fund, Fidelity Advisor High Income Fund, and Fidelity Advisor Value Fund (the "Funds"):

Services Billed by Deloitte Entities

October 31, 2008 FeesA

	Audit Fees	Audit-Related Fees	Tax Fees	All Other Fees
Fidelity Advisor Floating Rate High Income Fund	$125,000	$-	$5,600	$-
Fidelity Advisor High Income Advantage Fund	$57,000	$-	$5,600	$-
Fidelity Advisor High Income Fund	$50,000	$-	$5,600	$-
Fidelity Advisor Value Fund	$38,000	$-	$4,500	$-

October 31, 2007 FeesA

	Audit Fees	Audit-Related Fees	Tax Fees	All Other Fees
Fidelity Advisor Floating Rate High Income Fund	$135,000	$-	$5,200	$-
Fidelity Advisor High Income Advantage Fund	$66,000	$-	$5,200	$-
Fidelity Advisor High Income Fund	$53,000	$-	$5,200	$-
Fidelity Advisor Value Fund	$41,000	$-	$4,200	$-

A Amounts may reflect rounding.

The following table presents fees billed by Deloitte Entities that were required to be approved by the Audit Committee for services that relate directly to the operations and financial reporting of the Funds and that are rendered on behalf of Fidelity Management & Research Company ("FMR") and entities controlling, controlled by, or under common control with FMR (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser) that provide ongoing services to the Funds ("Fund Service Providers"):

Services Billed by Deloitte Entities

	October 31, 2008A	October 31, 2007A
Audit-Related Fees	$745,000	$-
Tax Fees	$-	$-
All Other Fees	$-	$-B

A Amounts may reflect rounding.

B Reflects current period presentation.

"Audit-Related Fees" represent fees billed for assurance and related services that are reasonably related to the performance of the fund audit or the review of the fund's financial statements and that are not reported under Audit Fees.

"Tax Fees" represent fees billed for tax compliance, tax advice or tax planning that relate directly to the operations and financial reporting of the fund.

"All Other Fees" represent fees billed for assurance services provided to the fund or Fund Service Provider that relate directly to the operations and financial reporting of the fund, excluding those services that are reported under Audit Fees, Audit-Related Fees or Tax Fees.

Assurance services must be performed by an independent public accountant.

* * *

The aggregate non-audit fees billed by Deloitte Entities for services rendered to the Funds, FMR (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any Fund Service Provider for each of the last two fiscal years of the Funds are as follows:

Billed By	October 31, 2008 A	October 31, 2007 A
Deloitte Entities	$1,405,000	$685,000

A Amounts may reflect rounding.

The trust's Audit Committee has considered non-audit services that were not pre-approved that were provided by Deloitte Entities to Fund Service Providers to be compatible with maintaining the independence of Deloitte Entities in its audit of the Funds, taking into account representations from Deloitte Entities, in accordance with Independence Standards Board Standard No. 1, regarding its independence from the Funds and their related entities and FMR's review of the appropriateness and permissibility under applicable law of such non-audit services prior to their provision to the Fund Service Providers.

Audit Committee Pre-Approval Policies and Procedures

The Fidelity fund's Audit Committee must pre-approve all audit and non-audit services provided by a fund's independent registered public accounting firm relating to the operations or financial reporting of the fund. Prior to the commencement of any audit or non-audit services to a fund, the Audit Committee reviews the services to determine whether they are appropriate and permissible under applicable law.

The Audit Committee has adopted policies and procedures to, among other purposes, provide a framework for the Committee's consideration of non-audit services by the audit firms that audit the Fidelity funds. The policies and procedures require that any non-audit service provided by a fund audit firm to a Fidelity fund and any non-audit service provided by a fund auditor to a Fund Service Provider that relates directly to the operations and financial reporting of a Fidelity fund ("Covered Service") are subject to approval by the Audit Committee before such service is provided.

All Covered Services must be approved in advance of provision of the service either: (i) by formal resolution of the Audit Committee, or (ii) by oral or written approval of the service by the Chair of the Audit Committee (or if the Chair is unavailable, such other member of the Audit Committee as may be designated by the Chair to act in the Chair's absence). The approval contemplated by (ii) above is permitted where the Treasurer determines that action on such an engagement is necessary before the next meeting of the Audit Committee.

Non-audit services provided by a fund audit firm to a Fund Service Provider that do not relate directly to the operations and financial reporting of a Fidelity fund are reported to the Audit Committee on a periodic basis.

Non-Audit Services Approved Pursuant to Rule 2-01(c)(7)(i)(C) and (ii) of Regulation S-X ("De Minimis Exception")

There were no non-audit services approved or required to be approved by the Audit Committee pursuant to the De Minimis Exception during the Funds' last two fiscal years relating to services provided to (i) the Funds or (ii) any Fund Service Provider that relate directly to the operations and financial reporting of the Funds.

Item 5. Audit Committee of Listed Registrants

Not applicable.

Item 6. Investments

(a) Not applicable.

(b) Not applicable

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies

Not applicable.

Item 8. Portfolio Managers of Closed-End Management Investment Companies

Not applicable.

Item 9. Purchase of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers

Not applicable.

Item 10. Submission of Matters to a Vote of Security Holders

There were no material changes to the procedures by which shareholders may recommend nominees to the trust's Board of Trustees.

Item 11. Controls and Procedures

(a)(i) The President and Treasurer and the Chief Financial Officer have concluded that the trust's disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act) provide reasonable assurances that material information relating to the trust is made known to them by the appropriate persons, based on their evaluation of these controls and procedures as of a date within 90 days of the filing date of this report.

(a)(ii) There was no change in the trust's internal control over financial reporting (as defined in Rule 30a-3(d) under the Investment Company Act) that occurred during the second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the trust's internal control over financial reporting.

Item 12. Exhibits

(a)	(1)	Code of Ethics pursuant to Item 2 of Form N-CSR is filed and attached hereto as EX-99.CODE ETH.
(a)	(2)	Certification pursuant to Rule 30a-2(a) under the Investment Company Act of 1940 (17 CFR 270.30a-2(a)) is filed and attached hereto as Exhibit 99.CERT.
(a)	(3)	Not applicable.
(b)		Certification pursuant to Rule 30a-2(b) under the Investment Company Act of 1940 (17 CFR 270.30a-2(b)) is furnished and attached hereto as Exhibit 99.906CERT.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Fidelity Advisor Series I

By:	/s/Kenneth B. Robins
Kenneth B. Robins
President and Treasurer

Date:	January 2, 2009

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/Kenneth B. Robins
Kenneth B. Robins
President and Treasurer

Date:	January 2, 2009
By:	/s/Christine Reynolds
Christine Reynolds
Chief Financial Officer

Date:	January 2, 2009